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                  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                   Depositor,

                           WASHINGTON MUTUAL BANK, FA

                              Seller and Servicer,

                         BANK ONE, NATIONAL ASSOCIATION
                                    TRUSTEE,

                                     ---------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1999

                                   relating to

                           WASHINGTON MUTUAL BANK, FA
           MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 1999-WM3

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
                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I      DEFINITIONS...................................................2

ARTICLE II     CONVEYANCE OF TRUST FUND; REPRESENTATIONS AND WARRANTIES.....38

      SECTION 2.01   Conveyance of Trust Fund...............................38

      SECTION 2.02   Acceptance by Trustee..................................40

      SECTION 2.03   Representations, Warranties and Covenants of the
                     Servicer and Seller ...................................40

      SECTION 2.04   Representations, Warranties and Covenants of the Seller
                     with respect to the Mortgage Loans.....................42

      SECTION 2.05   Issuance of Certificates...............................48

      SECTION 2.06   REMIC Provisions.......................................49

ARTICLE III    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...............53

      SECTION 3.01   Servicing Standard.....................................53

      SECTION 3.02   Enforcement of the Obligations of Sub-Servicers........54

      SECTION 3.03   Termination of the Rights of Sub-Servicers.............54

      SECTION 3.04   Liability of the Servicer..............................55

      SECTION 3.05   Rights of the Depositor and the Trustee in Respect of
                     the Servicer ..........................................55

      SECTION 3.06   Trustee to Act as Servicer.............................55

      SECTION 3.07   Collection of Mortgage Loan Payments...................55

      SECTION 3.08   Collection of Taxes, Assessments and Similar Items;
                     Escrow Accounts .......................................57

      SECTION 3.09   Permitted Withdrawals from the Custodial Account.......58

      SECTION 3.10   Maintenance of Primary Mortgage Insurance Policies;
                     Collections Thereunder.................................59

      SECTION 3.11   Maintenance of Hazard Insurance and Other Insurance....60

      SECTION 3.12   Enforcement of Due-On-Sale Clauses; Assumption
                     Agreements ............................................61

      SECTION 3.13   Realization Upon Defaulted Mortgage Loans..............62

      SECTION 3.14   Trustee to Cooperate; Release of Trustee Mortgage
                     Files .................................................63

      SECTION 3.15   Documents, Records and Funds in Possession of Servicer
                     to be Held for the Trustee for the Benefit of the
                     Certificateholders.....................................64

      SECTION 3.16   Servicing Compensation; Compensating Interest..........65

      SECTION 3.17   Reports to the Depositor; Account Statements...........65

      SECTION 3.18   Annual Statement as to Compliance......................65

      SECTION 3.19   Annual Independent Public Accountants' Servicing
                     Report ................................................66

      SECTION 3.20   Reports to Trustee.....................................66

ARTICLE IV     PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS................66

                               TABLE OF CONTENTS
                                  (continued)

                                                                           Page

      SECTION 4.01   Certificate Account....................................66

      SECTION 4.02   Distributions..........................................67

      SECTION 4.03   Allocation of Realized Losses..........................74

      SECTION 4.04   Monthly Statements to Certificateholders...............76

      SECTION 4.05   Prepayment Interest Shortfalls and Relief Act
                     Shortfalls ............................................77

ARTICLE V      ADVANCES.....................................................78

      SECTION 5.01   Monthly Advances by the Servicer.......................78

      SECTION 5.02   Advances for Attorneys' Fees...........................79

      SECTION 5.03   Nonrecoverable Advances................................79

      SECTION 5.04   Advance Procedures.....................................79

ARTICLE VI     THE CERTIFICATES.............................................79

      SECTION 6.01   The Certificates.......................................79

      SECTION 6.02   Registration of Transfer and Exchange of Certificates..80

      SECTION 6.03   Mutilated, Destroyed, Lost or Stolen Certificates......84

      SECTION 6.04   Persons Deemed Owners..................................85

      SECTION 6.05   Access to List of Certificateholders' Names and
                     Addresses .............................................85

      SECTION 6.06   Maintenance of Office or Agency........................85

      SECTION 6.07   Book-Entry Certificates................................85

      SECTION 6.08   Notices to Clearing Agency.............................86

      SECTION 6.09   Definitive Certificates................................86

ARTICLE VII    THE DEPOSITOR, SELLER AND THE SERVICER.......................87

      SECTION 7.01   Liabilities of the Depositor, Seller and the Servicer..87

      SECTION 7.02   Merger or Consolidation of the Depositor, the Seller or
                     the Servicer ..........................................88

      SECTION 7.03   Limitation on Liability of the Depositor, the Servicer
                     and Others ............................................88

      SECTION 7.04   Servicer Not to Resign.................................89

      SECTION 7.05   Errors and Omissions Insurance; Fidelity Bonds.........89

      SECTION 7.06   Seller and Servicer May Own Certificates...............89

ARTICLE VIII   DEFAULT......................................................89

      SECTION 8.01   Events of Default......................................89

      SECTION 8.02   Trustee to Act; Appointment of Successor...............91

      SECTION 8.03   Notification to Certificateholders.....................92

      SECTION 8.04   Waiver of Events of Default............................92

ARTICLE IX     CONCERNING THE TRUSTEE.......................................92

                               TABLE OF CONTENTS
                                  (continued)

                                                                           Page

      SECTION 9.01   Duties of Trustee......................................92

      SECTION 9.02   Certain Matters Affecting the Trustee..................94

      SECTION 9.03   Trustee Not Liable for Certificates or Mortgage Loans..95

      SECTION 9.04   Trustee May Own Certificates...........................95

      SECTION 9.05   Trustee's Compensation and Expenses....................95

      SECTION 9.06   Eligibility Requirements for Trustee...................96

      SECTION 9.07   Resignation and Removal of Trustee.....................96

      SECTION 9.08   Successor Trustee......................................97

      SECTION 9.09   Merger or Consolidation of Trustee.....................97

      SECTION 9.10   Appointment of Co-Trustee or Separate Trustee..........97

      SECTION 9.11   Office of the Trustee..................................98

      SECTION 9.12   Tax Returns, 1934 Act Reporting, Other Data............98

ARTICLE X      TERMINATION..................................................99

      SECTION 10.01  Termination upon Liquidation or Repurchase of all
                     Mortgage Loans ........................................99

      SECTION 10.02  Procedure Upon Optional or Other Final Termination....100

      SECTION 10.03  Additional Termination Requirements...................100

ARTICLE XI     MISCELLANEOUS PROVISIONS....................................101

      SECTION 11.01  Amendment.............................................101

      SECTION 11.02  Recordation of Agreement; Counterparts................102

      SECTION 11.03  Governing Law.........................................102

      SECTION 11.04  Intention of Parties..................................103

      SECTION 11.05  Notices...............................................104

      SECTION 11.06  Severability of Provisions............................104

      SECTION 11.07  Limitation on Rights of Certificateholders............104

      SECTION 11.08  Certificates Nonassessable and Fully Paid.............105

EXHIBIT A  FORM OF CLASS A CERTIFICATE.......................................1

EXHIBIT B  FORM OF CLASS M CERTIFICATE.......................................1

EXHIBIT C  FORM OF CLASS B CERTIFICATE.......................................1

EXHIBIT D  FORM OF CLASS [R-1][R-2] CERTIFICATE..............................1

EXHIBIT E  SCHEDULE OF MORTGAGE LOANS........................................1

EXHIBIT F-1  FORM OF INITIAL CERTIFICATION OF TRUSTEE........................1

EXHIBIT F-2  FORM OF CERTIFICATION OF TRUSTEE................................1

EXHIBIT G  FORM OF REQUEST FOR RELEASE.......................................1

                               TABLE OF CONTENTS
                                  (continued)

                                                                           Page

EXHIBIT H-1  FORM OF INVESTOR REPRESENTATION LETTER..........................1

EXHIBIT H-2  FORM OF TRANSFEROR REPRESENTATION LETTER........................1

EXHIBIT I FORM OF RULE 144A INVESTMENT REPRESENTATION........................1

EXHIBIT J  FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT.................1

EXHIBIT K  FORM OF TRANSFER CERTIFICATE......................................1

EXHIBIT L FORM OF ALLONGE ...................................................1

EXHIBIT M SCHEDULE OF DISCOUNT FRACTIONS.....................................1

ANNEX Y CLASS Y PRINCIPAL DISTRIBUTION.....................................Y-1

            THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 1999, is hereby executed by and between CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., depositor (the "Depositor"), WASHINGTON MUTUAL BANK, FA. ("Washington Mutual"), in its capacity as seller (the "Seller") and in its capacity as servicer (the "Servicer") and BANK ONE, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in
Article I below.

                              PRELIMINARY STATEMENT

            The Depositor is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee in its capacity as trustee of the Trust Fund, in accordance with this Agreement, and the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Trust Fund.

            As provided herein, the Trustee will elect to treat the assets consisting of the Mortgage Loans and certain other assets as described herein as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as the "Trust REMIC I" and the Depositor will elect to treat the assets consisting of the Class Y and Class Z interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Trust REMIC II." The Class R-1 Certificates will represent the sole class of "residual interests" in the Trust REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law and the Class R-2 Certificates will represent the sole class of "residual interests" in the Trust REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, aggregate Initial Certificate Principal Balance and Maturity Date for each Class of Certificates comprising the interests representing "regular interests" in the Trust REMIC I and the Trust REMIC II (collectively, the "REMIC Regular Certificates"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC Regular Certificates shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.

                                  Trust REMIC I

                                      Aggregate Initial
                                         Certificate
    Designation         Type         Principal Balances         Maturity Date
    -----------         ----         ------------------         -------------
        P-1            Regular           $349,878.20          November 19, 2029
        P-2            Regular           $202,701.41          November 19, 2029
        Y-1            Regular           $508,400.03          November 19, 2029
        Y-2            Regular           $142,147.26          November 19, 2029
        Z-1            Regular        $1,016,999,468.10       November 19, 2029
        Z-2            Regular         $284,152,362.94        November 19, 2029
        R-1           Residual             $100.00                   n/a

                                 Trust REMIC II

                                             Aggregate
                                              Initial
                                            Certificate       Pass-
                                             Principal       Through                                        Duff and
  Designation              Type               Balances        Rate             Maturity Date      Moody's    Phelps
  -----------              ----               --------        ----             -------------      -------    ------
Class 1 A-1       Senior                  $ 661,924,000.00    7.00%          November 19, 2029      Aaa        AAA
Class 1 A-2       Senior                  $  28,400,000.00    7.00%          November 19, 2029      Aaa        AAA
Class 1 A-3       Senior                  $ 174,506,000.00    7.00%          November 19, 2029      Aaa        AAA
Class 1 A-4       Senior/Lockout          $ 101,785,000.00    7.00%          November 19, 2029      Aaa        AAA
Class 1 A-P       Senior/Principal Only   $     349,878.20    0.00%          November 19, 2029      Aaa        AAA
Class 1 M-1       Mezzanine               $  34,607,000.00    7.00%          November 19, 2029      n/a        AA
Class 1 M-2       Mezzanine               $   6,107,000.00    7.00%          November 19, 2029      n/a         A
Class 1 M-3       Mezzanine               $   3,562,000.00    7.00%          November 19, 2029      n/a        BBB
Class 1 B-1       Subordinate             $   2,036,000.00    7.00%          November 19, 2029      n/a        BB
Class 1 B-2       Subordinate             $   2,036,000.00    7.00%          November 19, 2029      n/a         B
Class 2 A-1       Senior                  $ 100,000,000.00    7.50%          November 19, 2029      Aaa        AAA
Class 2 A-2       Senior                  $ 100,400,000.00    7.50%          November 19, 2029      Aaa        AAA
Class 2 A-3       Senior                  $  17,580,000.00    7.50%          November 19, 2029      Aaa        AAA
Class 2 A-4       Senior                  $  23,592,000.00    7.50%          November 19, 2029      Aaa        AAA
Class 2 A-5       Senior/Lockout          $  28,497,000.00    7.50%          November 19, 2029      Aaa        AAA
Class 2 A-P       Senior/Principal Only   $     202,701.41    0.00%          November 19, 2029      Aaa        AAA
Class R-1         Residual                $         100.00    7.00%          November 19, 2029      n/a        AAA
Class R-2         Residual                $         100.00    7.00%          November 19, 2029      n/a        AAA
Class 2 M-1       Mezzanine               $   9,673,000.00    7.50%          November 19, 2029      n/a        AA
Class 2 M-2       Mezzanine               $   1,707,000.00    7.50%          November 19, 2029      n/a         A
Class 2 M-3       Mezzanine               $     996,000.00    7.50%          November 19, 2029      n/a        BBB
Class 2 B-1       Subordinate             $     569,000.00    7.50%          November 19, 2029      n/a        BB
Class 2 B-2       Subordinate             $     569,000.00    7.50%          November 19, 2029      n/a         B
Class B-3         Subordinate             $   3,256,278.33    Variable       November 19, 2029      n/a        n/a

            All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date is $1,302,355,057.94.

            The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under the Mortgage Loan Purchase Agreement and this Agreement. However, the Seller and the Depositor will hereunder absolutely assign, and as a precautionary matter grant a security interest in and to, its rights, if any, in the Trust Fund and the Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                          W I T N E S S E T H   T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Seller and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Adverse REMIC Event: As defined in Section 2.06(f).

            Aggregate Subordinate Percentage: As of any date of determination, an amount equal to the aggregate Certificate Principal Balance of the Class M Certificates and Class B Certificates, divided by the aggregate Principal Balances of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such date.

            Agreement: This Pooling and Servicing Agreement and any and all exhibits, amendments or supplements hereto.

            Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the lower of the appraised value at origination or the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

            Assignment: An assignment from the Seller, in blank, of the Mortgage, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect, if recorded, of record the absolute sale and assignment of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

            Available Distribution Amount: With respect to any Distribution Date and each Loan Group, the excess of

            (1) the sum of (i) the aggregate amount of payments and collections received by the Servicer in respect of each Mortgage Loan on or prior to the related Determination Date and not previously remitted, from any source, including amounts received from the related Mortgagor, Insurance Proceeds, Liquidation Proceeds (net of related Liquidation Expenses) and condemnation awards, and amounts received in connection with the purchase of any Mortgage Loans by the Seller or Servicer and the substitution of Replacement Mortgage Loans, and excluding interest and other earnings on amounts on deposit in or credited to the Custodial Account and the Certificate Account, and (ii) the aggregate amount of Monthly Advances and Compensating Interest allocated to such Loan Group required to be remitted by the Servicer relating to such Distribution Date;

minus

            (2) the sum of (i) the aggregate amount of the servicing compensation to be paid to the Servicer pursuant to the terms hereof (including, without limitation, Servicing Fees, prepayment penalties, fees or premiums, late payment charges and assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage Loan or any other instrument or document executed in connection therewith or otherwise), (ii) any amount included therein representing late payments or other recoveries of principal or interest (including Liquidation Proceeds (net of Liquidation Expenses), Insurance Proceeds and condemnation awards) with respect to any Mortgage Loans in respect of which the Servicer has made a previously unreimbursed Monthly Advance to the extent of such Monthly Advance, (iii) amounts included therein representing reimbursement of Nonrecoverable Advances and other amounts permitted to be withdrawn from the Custodial Account or the Certificate Account,
(iv) all Monthly Payments or portions thereof (other than Principal Prepayments and other unscheduled collections of principal) received in respect of scheduled principal and interest on any Mortgage Loan due after the related Due Period and included therein, (v) all payments due on any Mortgage Loan on or prior to the Cut-off Date and included therein, and (vi) Principal Prepayments and other unscheduled collections of principal received after the related Prepayment Period and included therein.

            Bankruptcy Code: The United States Bankruptcy Code, as amended from time to time (11 U.S.C.).

            Beneficial Holder: A Person holding a beneficial interest in any Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate, as defined in Section 6.07.

            Book-Entry Certificates: Certificates evidencing a beneficial interest in the Trust Fund, ownership and transfers of which shall be made through book entries, as described in Section 6.07.

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the Servicer or the Corporate Trust Office are located are authorized or obligated by law or executive order to be closed.

            Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

            Certificate: Any Class 1 A, Class 1 A-P, Class 1 M-1, Class 1 M-2, Class 1 M-3, Class 1 B-1, Class 1 B-2, Class 2 A, Class 2 A-P, Class 2 M-1, Class 2 M-2, Class 2 M-3, Class 2 B-1, Class 2 B-2, Class B-3, Class R-1 or Class R-2 Certificate executed and authenticated by the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits hereto.

            Certificate Account: The separate account or accounts created and maintained by the Trustee pursuant to Section 4.01, in the name of the Trustee for the benefit of the Certificateholders for deposit of payments and collections in respect of the Mortgage Loans pursuant to Section 4.01 hereof, which account or accounts must be an Eligible Account or Accounts.

            Certificate Principal Balance: On any date and with respect to each Class A and Class R Certificate, the Initial Certificate Principal Balance of such Certificate as specified on the face thereof less the sum of (i) all amounts previously distributed to the Holder of such Class A or Class R Certificate (or any predecessor Certificate) with respect to principal pursuant to Section 4.02 and (ii) all amounts of Realized Losses previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.03. On any date and with respect to each Class M Certificate, the Initial Certificate Principal Balance of such Class M Certificate less the sum of (i) all amounts previously distributed to the Holder of such Class M Certificate (or any predecessor Certificate) with respect to principal pursuant to Section 4.02 and
(ii) all amounts of Realized Losses previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.03. On any date and with respect to each Class B Certificate, the Initial Certificate Principal Balance of such Class B Certificate, less the sum of (i) all amounts previously distributed to Holder of such Class B Certificate (or any predecessor Certificate) with respect to principal pursuant to Section 4.02 and
(ii) all amounts of Realized Losses previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.03, provided that the Certificate Principal Balance of each Class B-3 Certificate outstanding shall be equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (a) the then aggregate Principal Balance of the Mortgage Loans, over (b) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. On any date and with respect to each Class of the Class Y and Class Z interests, the Initial Certificate Principal Balance of such interest as indicated in the table in Preliminary Statement hereto less the sum of (i) all amounts previously distributed to Holders of such interests with respect to principal pursuant to Section 4.02 and (ii) all amounts of Realized Losses previously allocated to such interest pursuant to
Section 4.03.

            Certificate Register: The register maintained pursuant to Section 6.02(a) hereof.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register; provided that, the "Certificateholder" or "Holder" with respect to the Class Y and Class Z interests shall be the Trustee.

            Class: Collectively, all of the Certificates or Class Y or Class Z interests bearing the same designation.

            Class A Certificate: Any one of the Class 1 A, Class 1 A-P, Class 2 A and Class 2 A-P Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A and evidencing an interest designated as a "regular interest" in the Trust REMIC II for purposes of the REMIC Provisions.

            Class A Cumulative Interest Shortfall Amount: On any Distribution Date and with respect to any Class of Class A Certificates (other than Class A-P Certificates), an amount equal to (i) any portion of the related Class A Interest Distribution Amount that was not distributed to the Holders of such Class A Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Holders of such Class A Certificates on or prior to such Distribution Date.

            Class A Interest Distribution Amount: On any Distribution Date and with respect to any Class of Class A Certificates (other than Class A-P Certificates), (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of such Class of Class A Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Class of Class A Certificates pursuant to Section
4.05 on such Distribution Date.

            Class A-P Certificate: Any of the Class 1 A-P Certificates or Class 2 A-P Certificates.

            Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in clause (C)(1) over the amount described in clause (C)(2) of the definition of Class A-P Principal Distribution Amount.

            Class A-P Principal Distribution Amount: As to any Distribution Date prior to the Credit Support Depletion Date and with respect to any Class of Class A-P Certificates, the aggregate of the following:

            (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date;

            (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

            (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in the related Loan Group, an amount equal to the lesser of (1) the applicable Discount Fraction of the Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

            (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) for such Class of Class A-P Certificates that remain undistributed; and

            (E) with respect to such Class of Class A-P Certificates, the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds from the related Loan Group for such Distribution Date.

As to any Distribution Date on or after the Credit Support Depletion Date and with respect to any Class of Class A-P Certificates, the amount set forth in
Section 4.02 (d).

            Class A Principal Distribution Amount: As to any Distribution Date and with respect to the Class A Certificates (other than the Class A-P Certificates) relating to any Loan Group, the lesser of (a) the balance of the Available Distribution Amount relating to such Loan Group remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(y)(i) and Section 4.02(a)(y)(ii)(X) and (b) the sum of the amounts required to be distributed to such Class A Certificateholders on such Distribution Date pursuant to Section 4.02(a)(y)(ii)(Y).

            Class B Certificate: Any one of the Class 1 B-1, Class 2 B-1, Class 1 B-2, Class 2 B-2 or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust REMIC II for purposes of the REMIC Provisions.

            Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage or Class B-3 Percentage, as applicable.

            Class B-1 Certificate: Any one of the Class 1 B-1 or Class 2 B-1 Certificates.

            Class B-1 Percentage: The Class 1 B-1 Percentage or Class 2 B-1 Percentage, as applicable.

            Class B-1 Principal Distribution Amount: With respect to any Distribution Date and any Class of Class B-1 Certificates, (a) the sum of (i) the product of (x) the related Class B-1 Percentage and (y) the amounts described in Section 4.02(a)(y)(ii)(Y)(A) and Section 4.02(a)(y)(ii)(Y)(B), without application of the Senior Percentage or the Senior Accelerated Prepayment Percentage, for the related Loan Group; (ii) the product of (x) the related Prepayment Distribution Percentage and (y) the sum for the related Loan Group of the amounts described in Section 4.02(a)(y)(ii)(Y)(C), without application of the Senior Accelerated Prepayment Percentage, and not distributed to the related Class of Class A Certificates (other than the Class A-P Certificates) on such Distribution Date; (iii) if the related Class of Class A Certificates (other than the Class A-P Certificates) is no longer outstanding, the product of (x) the Certificate Principal Balance of such Class of Class B-1 Certificates divided by the aggregate Certificate Principal Balance of the Class 1 B-1 Certificates and Class 2 B-1 Certificates, and (y), any Excess Subordinate Principal Amount due to Realized Losses for such Distribution Date; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date that remain undistributed, to the extent that such amounts are not attributable to Realized Losses which have been allocated to such Class of Certificates; minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

            Class B-2 Certificate: Any one of the Class 1 B-2 or Class 2 B-2 Certificates.

            Class B-2 Percentage: The Class 1 B-2 Percentage in Class 2 B-2 Percentage, as applicable.

            Class B-2 Principal Distribution Amount: With respect to any Distribution Date and any Class of Class B-2 Certificates, (a) the sum of (i) the product of (x) the related Class B-2 Percentage and (y) the amounts described in Section 4.02(a)(y)(ii)(Y)(A) and Section 4.02(a)(y)(ii)(Y)(B), without application of the Senior Percentage or the Senior Accelerated Prepayment Percentage, for the related Loan Group; (ii) the product of (x) the related Prepayment Distribution Percentage and (y) the sum for the related Loan Group of the amounts described in Section 4.02(a)(y)(ii)(Y)(C), without application of the Senior Accelerated Prepayment Percentage, and not distributed to the related Class of Class A Certificates (other than the Class A-P Certificates) on such Distribution Date; (iii) if the related Class of Class A Certificates (other than the Class A-P Certificates) is no longer outstanding, the product of (x) the Certificate Principal Balance of such Class of Class B-2 Certificates divided by the aggregate Certificate Principal Balance of the Class 1 B-2 Certificates and Class 2 B-2 Certificates, and (y), any Excess Subordinate Principal Amount due to Realized Losses for such Distribution Date; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date that remain undistributed, to the extent that such amounts are not attributable to Realized Losses which have been allocated to such Class of Certificates; minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

            Class B-3 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class B-3 Interest Distribution Amount that was not distributed to the Holders of the Class B-3 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class B-3 Certificates on or prior to such Distribution Date.

            Class B-3 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class B-3 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.25%.

            Class M Certificate: Any one of the Class 1 M-1, Class 1 M-2, Class 2 M-1, Class 2 M-2, Class 1 M-3 or Class 2 M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust REMIC II for purposes of the REMIC Provisions.

            Class M Percentage: The Class 1 M-1 Percentage, Class 1 M-2 Percentage, Class 1 M-3 Percentage, Class 2 M-1 Percentage, Class 2 M-2 Percentage or Class 2 M-3 Percentage, as applicable.

            Class M-1 Certificate: Any one of the Class 1 M-1 Certificates or Class 2 M-1 Certificates.

            Class M-1 Percentage: The Class 1 M-1 Percentage or Class 2 M-1 Percentage, as applicable.

            Class M-1 Principal Distribution Amount: With respect to any Distribution Date and any Class of Class M-1 Certificates, (a) the sum of (i) the product of (x) the related Class M-1 Percentage and (y) the amounts described in Section 4.02(a)(y)(ii)(Y)(A) and Section 4.02(a)(y)(ii)(Y)(B), without application of the Senior Percentage or the Senior Accelerated Prepayment Percentage, for the related Loan Group; (ii) the product of (x) the related Prepayment Distribution Percentage and (y) the sum for the related Loan Group of the amounts described in Section 4.02(a)(y)(ii)(Y)(C), without application of the Senior Accelerated Prepayment Percentage, and not distributed to the related Class of Class A Certificates (other than the Class A-P Certificates) on such Distribution Date; (iii) if the related Class of Class A Certificates (other than the Class A-P Certificates) is no longer outstanding, the product of (x) the Certificate Principal Balance of such Class of Class M-1 Certificates divided by the aggregate Certificate Principal Balance of the Class 1 M-1 and Class 2 M-1 Certificates, and (y) any Excess Subordinate Principal Amount due to Realized Losses for such Distribution Date; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date that remain undistributed, to the extent that such amounts are not attributable to Realized Losses which have been allocated to such Class of Certificates; minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

            Class M-2 Certificate: Any one of the Class 1 M-2 Certificates or Class 2 M-2 Certificates.

            Class M-2 Percentage: The Class 1 M-2 Percentage or Class 2 M-2 Percentage, as applicable.

            Class M-2 Principal Distribution Amount: With respect to any Distribution Date and any Class of Class M-2 Certificates, (a) the sum of (i) the product of (x) the related Class M-2 Percentage and (y) the amounts described in Section 4.02(a)(y)(ii)(Y)(A) and Section 4.02(a)(y)(ii)(Y)(B), without application of the Senior Percentage or the Senior Accelerated Prepayment Percentage, for the related Loan Group; (ii) the product of (x) the related Prepayment Distribution Percentage and (y) the sum for the related Loan Group of the amounts described in Section 4.02(a)(y)(ii)(Y)(C), without application of the Senior Accelerated Prepayment Percentage, and not distributed to the related Class of Class A Certificates (other than the Class A-P Certificates) on such Distribution Date; (iii) if the related Class of Class A Certificates (other than the Class A-P Certificates) is no longer outstanding, the product of (x) the Certificate Principal Balance of such Class of Class M-2 Certificates divided by the aggregate Certificate Principal Balance of the Class 1 M-2 Certificates and Class 2 M-2 Certificates, and (y), any Excess Subordinate Principal Amount due to Realized Losses for such Distribution Date; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date that remain undistributed, to the extent that such amounts are not attributable to Realized Losses which have been allocated to such Class of Certificates; minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

            Class M-3 Certificate: Any one of the Class 1 M-3 or Class 2 M-3 Certificates.

            Class M-3 Percentage: The Class 1 M-3 Percentage or the Class 2 M-3 Percentage, as applicable.

            Class M-3 Principal Distribution Amount: With respect to any Distribution Date and any Class of Class M-3 Certificates, (a) the sum of (i) the product of (x) the related Class M-3 Percentage and (y) the amounts described in Section 4.02(a)(y)(ii)(Y)(A) and Section 4.02(a)(y)(ii)(Y)(B), without application of the Senior Percentage or the Senior Accelerated Prepayment Percentage, for the related Loan Group; (ii) the product of (x) the related Prepayment Distribution Percentage and (y) the sum for the related Loan Group of the amounts described in Section 4.02(a)(y)(ii)(Y)(C), without application of the Senior Accelerated Prepayment Percentage, and not distributed to the related Class of Class A Certificates (other than the Class A-P Certificates) on such Distribution Date; (iii) if the related Class of Class A Certificates (other than the Class A-P Certificates) is no longer outstanding, the product of (x) the Certificate Principal Balance of such Class of Class M-3 Certificates divided by the aggregate Certificate Principal Balance of the Class 1 M-3 Certificates and Class 2 M-3 Certificates, and (y), any Excess Subordinate Principal Amount due to Realized Losses for such Distribution Date; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date that remain undistributed, to the extent that such amounts are not attributable to Realized Losses which have been allocated to such Class of Certificates; minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

            Class 1 A Certificate: Any one of the Class 1 A-1, Class 1 A-2, Class 1 A-3, and Class 1 A-4 Certificates.

            Class 1 B-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 1 B-1 Interest Distribution Amount that was not distributed to the

Holders of the Class 1 B-1 Certificates on any preceding Distribution Date less
(ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 1 B-1 Certificates on or prior to such Distribution Date.

            Class 1 B-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 1 B-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 1 B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 1 B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 1 B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of (i) the Certificate Principal Balance of the Class 1 B-1 and Class 1 B-2 Certificates and (ii) the Loan Group Percentage for Loan Group 1 multiplied by the aggregate Certificate Principal Balance of the Class B-3 Certificates, in each case immediately prior to such Distribution Date, divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.65%.

            Class 1 B-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 1 B-2 Interest Distribution Amount that was not distributed to the Holders of the Class 1 B-2 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 1 B-2 Certificates on or prior to such Distribution Date.

            Class 1 B-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 1 B-2 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 1 B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 1 B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 1 B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of (i) the Certificate Principal Balance of the Class 1 B-2 Certificates and (ii) the Loan Group Percentage for Loan Group 1 multiplied by the aggregate Certificate Principal Balance of the Class B-3 Certificates, in each case immediately prior to such Distribution Date, divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.45%.

            Class 1 M-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 1 M-1 Interest Distribution Amount that was not distributed to the Holders of the Class 1 M-1 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 1 M-1 Certificates on or prior to such Distribution Date.

            Class 1 M-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 1 M-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 1 M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 1 M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 1 M-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 1 M-2 Interest Distribution Amount that was not distributed to the Holders of the Class 1 M-2 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 1 M-2 Certificates on or prior to such Distribution Date.

            Class 1 M-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 1 M-2 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 1 M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 1 M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 1 M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of (i) the Certificate Principal Balances of the Class 1 M-2, Class 1 M-3, Class 1 B-1 and Class 1 B-2 Certificates and (ii) the Loan Group Percentage for Loan Group 1 multiplied by the Certificate Principal Balance of the Class B-3 Certificates, in each case immediately prior to such Distribution Date, divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date, is greater than or equal to 1.60%.

            Class 1 M-3 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 1 M-3 Interest Distribution Amount that was not distributed to the Holders of the Class 1 M-3 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 1 M-3 Certificates on or prior to such Distribution Date.

            Class 1 M-3 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 1 M-3 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 1 M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 1 M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 1 M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of (i) the Certificate Principal Balances of the Class 1 M-3, Class 1 B-1 and Class 1 B-2 Certificates and (ii) the Loan Group Percentage for Loan Group 1 multiplied by the aggregate Certificate Principal Balance of the Class B-3 Certificates, in each case immediately prior to such Distribution Date, divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.00%.

            Class P Interest: Any one of the Class P-1 Interest or Class P-2 Interest which shall be in uncertificated form and shall each evidence an ownership interest designated as a "regular interest" in Trust REMIC I for purposes of the REMIC Provisions. The Class P-1 Interest shall have an initial principal balance equal to the initial principal balance of the Class 1A-P Certificates, shall be entitled to no distributions of interest and shall be entitled to principal distributions and subject to the allocation of realized losses in the same amount and at the same time as the Class 1A-P Certificates. The Class P-2 Interest shall have an initial principal balance equal to the initial principal balance of the Class 2A-P Certificates, shall be entitled to no distributions of interest and shall be entitled to principal distributions and subject to the allocation of realized losses in the same amount and at the same time as the Class 2A-P Certificates.

            Class R Certificates: The Class R-1 Certificates and Class R-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the Trust REMIC I and Trust REMIC II, respectively, for purposes of the REMIC Provisions.

            Class R Interest Distribution Amount: On any Distribution Date, (a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class R Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls relating to Group 1 Loans and allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 2 A Certificate: Any one of the Class 2 A-1, Class 2 A-2, Class 2 A-3, Class 2 A-4 and Class 2 A-5 Certificates.

            Class 2 B-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 2 B-1 Interest Distribution Amount that was not distributed to the Holders of the Class 2 B-1 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 2 B-1 Certificates on or prior to such Distribution Date.

            Class 2 B-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 2 B-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 2 B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 2 B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date..

            Class 2 B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class 2 B-1 and Class 2 B-2 Certificates and (ii) the Loan Group Percentage for Loan Group 2 multiplied by the aggregate Certificate Principal Balance of the Class B-3 Certificates, in each case immediately prior to such Distribution Date, divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.65%.

            Class 2 B-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 2 B-2 Interest Distribution Amount that was not distributed to the Holders of the Class 2 B-2 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 2 B-2 Certificates on or prior to such Distribution Date.

            Class 2 B-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 2 B-2 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 2 B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 2 B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 2 B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of (i) the Certificate Principal Balance of the Class 2 B-2 Certificates and (ii) the Loan Group Percentage for Loan Group 2 multiplied by the aggregate Certificate Principal Balance of the Class B-3 Certificates, in each case immediately prior to such Distribution Date, divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.45%.

            Class 2 M-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 2 M-1 Interest Distribution Amount that was not distributed to the Holders of the Class 2 M-1 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 2 M-1 Certificates on or prior to such Distribution Date.

            Class 2 M-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 2 M-1 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 2 M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 2 M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 2 M-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 2 M-2 Interest Distribution Amount that was not distributed to the Holders of the Class 2 M-2 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 2 M-2 Certificates on or prior to such Distribution Date.

            Class 2 M-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 2 M-2 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 2 M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 2 M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 2 M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of (i) the Certificate Principal Balances of the Class 2 M-2, Class 2 M-3, Class 2 B-1 and Class 2 B-2 Certificates and (ii) the Loan Group Percentage for Loan Group 2 multiplied by the Certificate Principal Balance of the Class B-3 Certificates, in each case immediately prior to such Distribution Date, divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date, is greater than or equal to 1.60%.

            Class 2 M-3 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class 2 M-3 Interest Distribution Amount that was not distributed to the Holders of the Class 2 M-3 Certificates on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class 2 M-3 Certificates on or prior to such Distribution Date.

            Class 2 M-3 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the aggregate Certificate Principal Balance of the Class 2 M-3 Certificates as of the last day of the related Interest Accrual Period and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls allocated to such Certificates pursuant to Section 4.05 on such Distribution Date.

            Class 2 M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class 2 M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Principal Balance of all Mortgage Loans in the related Loan Group (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

            Class 2 M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of (i) the Certificate Principal Balances of the Class 2 M-3, Class 2 B-1 and Class 2 B-2 Certificates and (ii) the Loan Group Percentage for Loan Group 2 multiplied by the aggregate Certificate Principal Balance of the Class B-3 Certificates, in each case immediately prior to such Distribution Date divided by the aggregate Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.00%.

            Class Y: Any one of the Class Y-1 or Class Y-2 ownership interests which shall be in uncertificated form and shall each evidence an ownership interest designated as a "regular interest" in Trust REMIC I for purposes of the REMIC Provisions.

            Class Y Interest: Any one of the Class Y-1 Interest or Class Y-2 Interest which shall be in uncertificated form and shall each evidence an ownership interest designated as a "regular interest" in Trust REMIC I for purposes of the REMIC Provisions.

            Class Y-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class Y-1 Interest Distribution Amount that was not distributed to the Holders of the Class Y-1 interests on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class Y-1 interests on or prior to such Distribution Date.

            Class Y-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the Certificate Principal Balance of the Class Y-1 interests immediately prior to such Distribution Date and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls relating to Group 1 Loans and allocated to such interests pursuant to Section 4.05 on such Distribution Date.

            Class Y-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y Principal Reduction Amount allocable to the Class Y-1 interest for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-1 interest on such Distribution Date.

            Class Y-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class Y-2 Interest Distribution Amount that was not distributed to the Holders of the Class Y-2 interests on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class Y-2 interests on or prior to such Distribution Date.

            Class Y-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the Certificate Principal Balance of the Class Y-2 interests immediately prior to such Distribution Date and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls relating to Group 2 Loans and allocated to such interests pursuant to Section 4.05 on such Distribution Date.

            Class Y-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Y Principal Reduction Amount allocable to the Class Y-2 interest for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-2 interest on such Distribution Date.

            Class Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Certificate Principal Balances of the Class Y-1 and Class Y-2 interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal as set forth on Annex Y.

            Class Z: Any one of the Class Z-1 or Class Z-2 ownership interests which shall be in uncertificated form and shall each evidence an ownership interest designated as a "regular interest" in Trust REMIC I for purposes of the REMIC Provisions.

            Class Z Interest: Any one of the Class Z-1 Interest or Class Z-2 Interest which shall be in uncertificated form and shall each evidence an ownership interest designated as a "regular interest" in Trust REMIC I for purposes of the REMIC Provisions.

            Class Z Principal Reduction Amounts: For any Distribution Date, the amounts by which the Certificate Principal Balances of the Class Z-1 and Class Z-2 interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the Available Distribution Amount for the related Loan Group over the amount thereof distributable in respect of interest on the related Class Y interests and (y) the amount of Realized Losses allocable to principal for the related Loan Group over (B) the Class Y Principal Reduction Amount for the related Loan Group.

            Class Z-1 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class Z-1 Interest Distribution Amount that was not distributed to the Holders of the Class Z-1 interests on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class Z-1 interests on or prior to such Distribution Date.

            Class Z-1 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the Certificate Principal Balance of the Class Z-1 interests immediately prior to such Distribution Date and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment Interest Shortfalls and Relief Act Shortfalls relating to Group 1 Loans and allocated to such interests pursuant to Section 4.05 on such Distribution Date.

            Class Z-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-1 interest on such Distribution Date.

            Class Z-2 Cumulative Interest Shortfall Amount: On any Distribution Date, an amount equal to (i) any portion of a Class Z-2 Interest Distribution Amount that was not distributed to the Holders of the Class Z-2 interests on any preceding Distribution Date less (ii) any amount described in clause (i) hereof that is included in a Realized Loss that has been allocated to the Class Z-2 interests on or prior to such Distribution Date.

            Class Z-2 Interest Distribution Amount: On any Distribution Date,
(a) one-twelfth of the product of (i) the Certificate Principal Balance of the Class Z-2 interests immediately prior to such Distribution Date and (ii) the related Pass-Through Rate, minus (b) the aggregate amount of Prepayment

Interest Shortfalls and Relief Act Shortfalls relating to Group 2 Loans and allocated to such interests pursuant to Section 4.05 on such Distribution Date.

            Class Z-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the Class Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-2 interest on such Distribution Date.

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

            Code: The Internal Revenue Code of 1986.

            Compensating Interest: With respect to any Distribution Date, an amount equal to interest shortfalls resulting from Principal Prepayments in Full by a Mortgagor during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the aggregate Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee to which the Servicer is entitled on such Distribution Date, all income and gain on amounts held in the Custodial Account that are payable to the Certificateholders with respect to such Distribution Date and any other servicing compensation to which the Servicer may be entitled on such Distribution Date pursuant to the terms hereof.

            Corporate Trust Office: The designated office of the Trustee in the State of Illinois at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126.

            Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Class M Certificates and Class B Certificates have been reduced to zero.

            Cumulative Interest Shortfall Amount: The Class A Cumulative Interest Shortfall Amount, the Class 1 M-1 Cumulative Interest Shortfall Amount, the Class 1 M-2 Cumulative Interest Shortfall Amount, the Class 1 M-3 Cumulative Interest Shortfall Amount, the Class 2 M-1 Cumulative Interest Shortfall Amount, the Class 2 M-2 Cumulative Interest Shortfall Amount, the Class 2 M-3 Cumulative Interest Shortfall Amount, the Class 1 B-1 Cumulative Interest Shortfall Amount, the Class 1 B-2 Cumulative Interest Shortfall Amount, the Class 2 B-1 Cumulative Interest Shortfall Amount, the Class 2 B-2 Cumulative Interest Shortfall Amount or the Class B-3 Cumulative Interest Shortfall Amount, as applicable.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

            Custodial Account: The deposit account or accounts created and maintained by the Servicer pursuant to Section 3.07 hereof in a depository institution which may be the Servicer for the benefit of the Certificateholders, which account or accounts must be Eligible Accounts.

            Cut-off Date: December 1, 1999.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

            Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

            Delivered: With respect to any Eligible Investment, when the steps applicable to such item as specified below are completed:

                  (i) if such item is an instrument, delivering such instrument to the Trustee endorsed to the Trustee or its nominee or custodian or endorsed in blank;

                  (ii) if such item is a certificated security, delivering such certificated security to the Trustee in bearer form or in registered form issued to the Trustee or endorsed to the Trustee or its nominee or custodian or endorsed in blank by an effective endorsement;

                  (iii) if such item is a security entitlement other than a United States Security Entitlement, causing a securities intermediary (who shall maintain the related financial asset in a quantity corresponding to the aggregate of all security entitlements it has established with respect to such financial asset) to indicate by book entry that such security entitlement has been credited to a securities account of the Trustee or its nominee or custodian with such securities intermediary;

                  (iv) if such item is a United States Security Entitlement, causing a securities intermediary (who shall maintain the related financial asset in a quantity corresponding to the aggregate of all security entitlements it has established with respect to such financial asset) to indicate by book entry that such United States Security Entitlement has been credited to a securities account of the Trustee or its nominee or custodian with such securities intermediary;

                  (v) if such item is a securities account, causing the securities intermediary to indicate by book entry that all security entitlements carried in the securities account have been credited to such securities account; and

                  (vi) if such item is an uncertificated security, causing the issuer of such uncertificated security to register the Trustee or its nominee or custodian as the registered owner of such uncertificated security.

            Delivery Date: December 23, 1999.

            Depositor: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

            Depository Agreement: The Letter of Representation dated as of December 23, 1999 by and among DTC, the Depositor and the Trustee.

            Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

            Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate for such Mortgage Loan minus the Net Mortgage Rate for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as Exhibit M hereto.

            Discount Mortgage Loan: Any Mortgage Loan for which the Net Mortgage Rate is less than the Discount Net Mortgage Rate and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Replacement Mortgage Loan.

            Discount Net Mortgage Rate: 7.00% per annum, in the case of Mortgage Loans in Loan Group 1, and 7.50% per annum, in the case of Mortgage Loans in Loan Group 2.

            Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), and(iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership" as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an ownership interest in a Class R Certificate by such Person may cause either Trust REMIC or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

            Distribution Date: The 19th day of each month or, if such 19th day is not a Business Day the next succeeding Business Day, commencing in January 2000.

            Downgrade Event: The date upon which the long-term unsecured debt rating of Washington Mutual is downgraded by Moody's below A2.

            DTC: The Depository Trust Company.

            Due Date: The first day of the calendar month in which the related Distribution Date occurs.

            Due Period: The period from and including the second day of the calendar month preceding the calendar month in which any Distribution Date occurs to and including the first day of the calendar month in which such Distribution Date occurs.

            Duff & Phelps: Duff & Phelps Credit Rating Co., or any successor thereto.

            Eligible Account: Either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company (which may be the Servicer or an affiliate of the Servicer or which may be the Trustee or an affiliate of the Trustee) the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated by each Rating Agency not lower than P-1 in the case of Moody's and A-1+ in the case of Duff and Phelps, provided that so long as Washington Mutual is the Servicer, any account maintained with the Servicer shall be an Eligible Account if the long-term unsecured debt obligations of Washington Mutual are rated A2 by Moody's, (ii) an account or accounts the deposits in which are fully insured by the FDIC, provided that any such deposits not so insured shall be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agencies) the applicable Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained, (iii) a trust account or accounts maintained with the Trustee or the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity, provided that any such state chartered depository institution is subject to regulation regarding funds on deposit substantially similar to the regulations set forth in 12 C.F.R. ss. 9.10(b) or (iv) any account maintained at any Federal Home Loan Bank.

            Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount for the related Loan Group remaining after reduction by the sum of (i) the Class A Interest Distribution Amount, (ii) the Class A Principal Distribution Amount (determined without regard to Section 4.02(a)(y)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to clause (E) of the definition of Class A-P Principal Distribution Amount) and (iv) the aggregate of the Interest Distribution Amounts for the Class M, Class B-1 and Class B-2 Certificates. Eligible Funds shall be allocated between the Loan Groups on a pro rata basis in accordance with the Class A-P Collection Shortfalls on such Distribution Date for each Loan Group.

            Eligible Investments: At any time, any one or more of the following obligations, instruments and securities:

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term rating of Moody's and Duff and Phelps, and will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Class A Certificates by each applicable Rating Agency;

                  (iii) commercial paper (having original maturities of not more than 270 days) which is then rated in the highest commercial paper rating category of Moody's and Duff and Phelps, and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances (in each case having maturities of not more than 365 days) issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term debt obligations of such depository institution or trust company (or in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the commercial paper or long-term debt obligations of such holding company) are then rated in the highest rating category of Moody's and Duff and Phelps, in the case of commercial paper, and in the highest category in the case of long-term debt obligations, and will not result in the downgrading or withdrawal of the rating then assigned to the Class A Certificates by each applicable Rating Agency, and, in the case of short-term debt obligations which have maturities of 30 days or less, a rating of P-1 by Moody's, and a rating of A-1+ by Duff and Phelps;

                  (v) demand or time deposits or certificates of deposit issued by (a) any Federal Home Loan Bank or (b) any bank or trust company or savings association which is rated at least "A" by Duff and Phelps which has combined capital, surplus and undistributed profits of not less than $50 million and fully insured by the FDIC;

                  (vi) repurchase obligations with respect to any security described in (i) and (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in
(iv) above;

                  (vii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment or contractual commitment providing for such investments are then rated in the highest rating category of Moody's and Duff and Phelps or in such lower rating category as will not result in the downgrading or withdrawal of the rating, if any, then assigned to the Class A Certificates by each applicable Rating Agency; and

                  (viii) units of taxable money-market portfolios rated in the highest rating category by Moody's and Duff and Phelps and not restricted to obligations issued or guaranteed by any agency or instrumentality of the United States or entities whose obligations are backed by the full faith and credit of the United States and repurchase agreements collateralized by such obligations.

provided that (A) such obligation or security is held for a temporary period pursuant to Treasury Regulations Section 1.860G-2(g)(1), and (B) Eligible Investments shall include only such obligations or securities that are payable on demand or mature on or before the (i) Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Certificate Account and (ii) the second Business Day immediately preceding the next Distribution Date with respect to amounts on deposit in the Custodial Account. In addition, no Eligible Investment which incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Distribution Date.

            Escrow Account: As defined in Section 3.08.

            Event of Default: As defined in Section 8.01 hereof.

            Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate Class or Classes of Certificates (as established in Section 4.02 hereof) then outstanding or, in the case of the Class M, Class B-1 or Class B-2 Certificates, the most subordinate Class of Certificates related to any Loan Group, is to be reduced to zero and on which Realized Losses are to be allocated to such Class or Classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such Class or Classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such Class or Classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such Classes of Certificates on such Distribution pursuant to Section 4.03.

            Fannie Mae: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 10.03.

            Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

            Group 1 Loans: The Mortgage Loans so designated on the Mortgage Loan Schedule attached hereto as Exhibit E. The Group 1 Loans relate to the Class 1 A, Class 1 A-P, Class R-1, Class R-2, Class 1 M-1, Class 1 M-2 , Class 1 M-3, Class 1 B-1 and Class 1 B-2 Certificates and they also relate to the Class Y-1 and Class Z-1 interests.

            Group 2 Loans: The Mortgage Loans so designated on the Mortgage Loan Schedule attached hereto as Exhibit E. The Group 2 Loans relate to the Class 2 A, Class 2 A-P, Class 2 M-1, Class 2 M-2, Class 2 M-3, Class 2 B-1 and Class 2 B-2 Certificates and they also relate to the Class Y-2 and Class Z-2 interests.

            Group 1 Subordinate Amount: For any date of determination, an amount equal to the then outstanding aggregate Principal Balance of the Group 1 Loans reduced by the sum of the Certificate Principal Balances of those Classes of Certificates related solely to Loan Group 1.

            Group 2 Subordinate Amount: For any date of determination, an amount equal to the then outstanding aggregate Principal Balance of the Group 2 Loans reduced by the sum of the Certificate Principal Balances of those Classes of Certificates related solely to Loan Group 2.

            Indirect Participants: Entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

            Initial Certificate Principal Balance: With respect to each Class of Certificates and with respect to each Class of the Class Y and Class Z interests, the Certificate Principal Balance of such Class of Certificates or interests as of the Cut-off Date as set forth in the Preliminary Statement hereto.

            Insurance Proceeds: Amounts paid pursuant to any insurance policy with respect to a Mortgage Loan that have not been used to restore the related property.

            Interest Accrual Period: With respect to any Distribution Date, the calendar month preceding such Distribution Date.

            Interest Distribution Amount: The Class A Interest Distribution Amount, the Class R Interest Distribution Amount, the Class 1 M-1 Interest Distribution Amount, the Class 1 M-2 Interest Distribution Amount, the Class 2 M-1 Interest Distribution Amount, the Class 2 M-2 Interest Distribution Amount, the Class 1 M-3 Interest Distribution Amount, the Class 2 M-3 Interest Distribution Amount, the Class 1 B-1 Interest Distribution Amount, the Class 2 B-1 Interest Distribution Amount, the Class 1 B-2 Interest Distribution Amount, the Class 2 B-2 Interest Distribution Amount, the Class B-3 Interest Distribution Amount, the Class Y-1 Interest Distribution Amount, the Class Y-2 Interest Distribution Amount, the Class Z-1 Interest Distribution Amount or the Class Z-2 Interest Distribution Amount, as applicable.

            Liquidated Loan: With respect to any Distribution Date, a Mortgage Loan which, as of the close of business on the Business Day next preceding the related Determination Date, (a) has been liquidated through deed in lieu of foreclosure, sale in foreclosure, trustee's sale or other realization as provided by applicable law of real property subject to the related Mortgage and any security agreements or (b) with respect to which payment under related private mortgage insurance or hazard insurance and/or from any public or governmental authority on account of a taking or condemnation of any such property has been received; provided, however, that any REO Property shall not be treated as a Liquidated Loan until such property has been finally liquidated.

            Liquidation Expenses: Customary and reasonable "out of pocket" expenses incurred by the Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Servicer (or the related Sub-Servicer) under a Primary Mortgage Insurance Policy for reasons other than the Servicer's failure to comply with Section 3.10 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than the Servicer's failure to comply with Section 3.11 hereof.

            Liquidation Proceeds: Amounts other than Insurance Proceeds received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property.

            Loan Group: Any or all of Loan Group 1 or Loan Group 2.

            Loan Group 1: The group of Mortgage Loans comprised of the Group 1 Loans.

            Loan Group 2: The group of Mortgage Loans comprised of the Group 2 Loans.

            Loan Group Percentage: On any Distribution Date and with respect to any Loan Group, a fraction, expressed as a percentage, equal to the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the Discount Fraction of each Discount Mortgage Loan in such Loan Group), divided by the aggregate Principal Balance of the Mortgage Loans in both Loan Groups (other than the Discount Fraction of each Discount Mortgage Loan).

            Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property or, in the case of a Replacement Mortgage Loan, the appraised value of the related Mortgaged Property as of the date of its origination.

            Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in January 2005: 0%; for any Distribution Date occurring on or after the Distribution Date in January 2005 but prior to the Distribution Date in January 2006: 30%; for any Distribution Date occurring on or after the Distribution Date in January 2006 but prior to the Distribution Date in January 2007: 40%; for any Distribution Date occurring on or after the Distribution Date in January 2007 but prior to the Distribution Date in January 2008: 60%; for any Distribution Date occurring on or after the Distribution Date in January 2008 but prior to the Distribution Date in January 2009: 80%; and for any Distribution Date thereafter, 100%.

            Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance, if any, of each Class of Regular Certificates would be reduced to zero as determined under a hypothetical scenario which assumes that such date is the Distribution Date in the month of the maturity date of the Mortgage Loan with the latest scheduled maturity date. The Maturity Date for each Class of Regular Certificates is the Distribution Date occurring in November 2029.

            Monthly Advance: The aggregate of the advances made by or on behalf of the Servicer with respect to any Distribution Date pursuant to Section 5.01 hereof, the amount of any such advances being equal to the regular monthly installments of principal and interest on the Mortgage Loans that were due on the related Due Date and delinquent as of the close of business on the related Determination Date, after adjustment of any delinquent interest payment to be equal to interest at a rate equal to the Net Mortgage Rate on the Principal Balance of the Mortgage Loans, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if made.

            Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

            Moody's: Moody's Investors Service, Inc. or any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

            Mortgage File: For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

            Mortgage Loan: Each of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund, evidenced by a Mortgage Note and secured by a Mortgage, the mortgage loans so held being identified in the Mortgage Loan Schedule, as amended from time to time.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of December 1, 1999 between the Depositor, Credit Suisse First Boston Corporation and the Seller, pursuant to which the Depositor purchased the Mortgage Loans from the Seller.

            Mortgage Loan Repurchase Price: The price, calculated as set forth in Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

            Mortgage Loan Schedule: The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund for the Certificates and from time to time subject to this Agreement (as from time to time amended by the Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement), attached hereto as Exhibit E, setting forth the following information with respect to each Mortgage
Loan:

                  (i)   whether such Mortgage Loan is in Group 1 or Group 2;

                  (ii)  the loan number;

                  (iii) the city, state and zip code for each Mortgaged
                        Property;

                  (iv)  the original term to maturity;

                  (v)   the remaining term to maturity as of the Cut-off Date;

                  (vi)  the original principal balance;

                  (vii) the Principal Balance as of the Cut-off Date;

                  (viii) the Mortgage Rate;

                  (ix)  the Servicing Fee Rate;

                  (x)   the first Due Date;

                  (xi)  the Monthly Payment in effect as of the Cut-off Date;

                  (xii) the Loan-to-Value Ratio at origination;

                  (xiii) the Appraised Value of the Mortgaged Property;

                  (xiv) a code indicating whether the Mortgaged Property is
                        either (a) a detached single-family dwelling or a de minimis planned unit development, (b) a condominium unit or a dwelling in a planned unit development, or (c) a two- to four-family residential property;

                  (xv) a code indicating whether the Mortgaged Property at the time of origination was represented to be owner-occupied; and

                  (xvi) the purpose for which the financing was made.

Such schedule shall also set forth the total of the amounts described under (vi) above for all of the Mortgage Loans. Such schedule may be in the form of more than one list collectively setting forth all of the information required and shall also be in a computer-readable format acceptable to the Trustee.

            Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan, including a lost note affidavit with a copy of the related note.

            Mortgage Rate: The annual rate of interest borne by a Mortgage Note, which is set forth in the related Mortgage Note.

            Mortgaged Property: The underlying property securing a Mortgage
Loan.

            Mortgagor: Each obligor on a Mortgage Note.

            Mortgagor Prepayments: Prepayments in Full or Curtailments.

            Net Mortgage Rate: As to each Mortgage Loan, a rate per annum equal to the Mortgage Rate minus the Servicing Fee Rate.

            1933 Act: The Securities Act of 1933, as amended.

            1934 Act: The Securities Exchange Act of 1934, as amended.

            Nonrecoverable Advance: The portion of any Monthly Advance or any other advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not or, in the case of a current delinquency, would not be, ultimately recoverable by the Servicer from Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses) with respect to the related Mortgage Loan.

            Officers' Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, a Group President, an Executive Vice President, a Senior Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, and by the Treasurer, the Secretary, or one of the Assistant Vice Presidents, Assistant Treasurers or Assistant Secretaries of the Depositor, the Seller, the Servicer or the Trustee, as the case may be, and delivered to the Depositor, the Seller, the Servicer or the Trustee, as required by this Agreement.

            Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Servicer, reasonably acceptable to the Trustee. With respect to any opinion dealing with the definition of Eligible Account in this
Article I, Sections 2.04 or 7.04 hereof or with the qualification of a REMIC or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either of them and (iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

            Optional Termination: The purchase of the Mortgage Loans pursuant to
Section 10.01(a).

            Optional Termination Date: The date fixed by the Servicer for the purchase of the Mortgage Loans pursuant to Section 10.01.

            Outstanding Mortgage Loan: As to any date of determination, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such date of determination pursuant to Section 2.02 or 2.04.

            Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

            Pass-Through Entity: (a) a regulated investment company described in
Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

            Pass-Through Rate: In the case of each Class of Class A, Class R and Class M Certificates (other than the Class B-3 Certificates), for any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. In the case of the Class B-3 Certificates, for any Distribution Date, the Subordinate Pass-Through Rate as of such Distribution Date. In the case of each Class of the Class Y and Class Z interests and any Distribution Date, a per annum rate equal to the Discount Net Mortgage Rate for the related Loan Group. Interest on the Certificates and the Class Y and Class Z interests will be computed on the basis of a 360-day year comprised of twelve 30-day months.

            Percentage Interest: The percentage interest (which may be expressed as a fraction) evidenced by any Certificate, which (a) in the case of each Class of the Class A, Class M and Class B

Certificates, is equal to a fraction, the numerator of which is the Initial Certificate Principal Balance of such Certificate, and the denominator of which is equal to the aggregate Initial Certificate Principal Balances of all Certificates of the same Class and (b) in the case of each Class of the Class R Certificates, is set forth on the face thereof.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            Prepayment Distribution Percentage: With respect to any Distribution Date and Loan Group, and each Class of Class M Certificates and Class B Certificates, the respective percentages as follows: in the case of the Class of Class M Certificates related to a Loan Group with the lowest numerical designation then outstanding) or in the event such Class M Certificates are no longer outstanding, the Class of Class B Certificates related to such Loan Group then outstanding with the lowest numerical designation, and each other Class of Class M Certificates and Class B Certificates related to such Loan Group for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date (or, in the case of the Class B-3 Certificates, the related Loan Group Percentage of such Certificate Principal Balance) and the denominator of which is the sum of the Certificate Principal Balances (or, in the case of the Class B-3 Certificates, the related Loan Group Percentage of such Certificate Principal Balance) immediately prior to such date of (1) the Class of Class M Certificates related to such Loan Group then outstanding with the lowest numerical designation or in the event such Class M Certificates are no longer outstanding, the Class of Class B Certificates related to a Loan Group then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates related to such Loan Group for which the respective Prepayment Distribution Triggers have been satisfied. Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates related to such Loan Group (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions of the first sentence of this definition, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among such Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions of the first sentence of this definition as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

            Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan secured by an REO Property) that was the subject of a Principal Prepayment during the related Prepayment Period by the Mortgagor, an amount equal to the excess of (a) one month's interest at the Mortgage Rate on the Principal Balance of such Mortgage Loan before taking into account such Principal Prepayment over (b) the sum of (i) the amount of interest paid by the Mortgagor for such

Prepayment Period to the date of such Principal and (ii) the Compensating Interest payable by the Servicer on such Distribution Date.

            Prepayment Period: With respect to any Distribution Date, the calendar month prior to the month in which such Distribution Date occurs.

            Prepayment Distribution Trigger: The Class 1 M-2 Prepayment Distribution Trigger, Class 1 M-3 Prepayment Distribution Trigger, Class 1 B-1 Prepayment Distribution Trigger, Class 1 B-2 Prepayment Distribution Trigger, Class 2 M-2 Prepayment Distribution Trigger, Class 2 M-3 Prepayment Distribution Trigger, Class 2 B-1 Prepayment Distribution Trigger, Class 2 B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

            Primary Mortgage Insurance Policy: Each primary policy of mortgage guaranty insurance with respect to the Mortgage Loans or any replacement policy therefor.

            Principal Balance: With respect to any Mortgage Loan, as of the date of any determination, the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor as of the Cut-off Date after deduction of all payments due on or before the Cut-off Date, reduced (but not below zero) by the sum of
(i) all amounts previously received or collected by the Servicer in respect of principal of such Mortgage Loan subsequent to the Cut-off Date, other than amounts representing payments due on such Mortgage Loan on or prior to the Cut-off Date; (ii) all Liquidation Proceeds (net of Liquidation Expenses) and Insurance Proceeds allocated to principal; (iii) all amounts allocable to the principal of such Mortgage Loan previously paid by the Servicer as part of a Monthly Advance, in each case which were distributed to Certificateholders pursuant to Section 4.02; and (iv) all Realized Losses allocated to Certificateholders with respect thereto on any previous Distribution Date. In the case of a Replacement Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Replacement Mortgage Loan on the date of substitution after deduction of all payments due on or before the Due Date in the month of substitution, reduced by the sums described in (i) through (iv), above, after such Due Date.

            Principal Prepayment: Any Mortgagor payment or other recovery of principal on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the Principal Balance of a Mortgage Loan.

            Purchase Price: With respect to any Mortgage Loan required to be purchased by the Seller or Servicer pursuant to Section 2.01, 2.02, 2.04 or 3.12 the sum of (i) 100% of the Principal Balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest to the next Due Date on the Mortgage Loan at a rate equal to the Net Mortgage Rate and (iii) the amount of any unreimbursed Monthly Advances and other advances made by the Servicer with respect to such Mortgage Loan and reimbursable to the Servicer hereunder; provided, however, that if the Servicer shall so choose, the Purchase Price with respect to any Mortgage Loan purchased by the Servicer may be net of advances that would otherwise be reimbursable to the Servicer and the Servicer shall have no further entitlement to reimbursement for such advances. With respect to any Mortgage Loan required or allowed to be purchased, the Servicer or Seller, as applicable, shall deliver to the Trustee an Officers' Certificate as to the calculation of the Purchase Price.

            Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each other state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed by the insurance regulatory authority of the state of its principal place of business and, to the extent required by applicable law, each such other state, to transact a mortgage guaranty insurance business in such state and each such other state and to write the insurance provided by the insurance policy issued by it and approved as an insurer by Freddie Mac or Fannie Mae and whose claims-paying ability will not adversely affect the rating on the Certificates.

            Rating Agency: Moody's and Duff and Phelps or any successor thereto.

            Realized Loss: An amount determined by the Servicer and evidenced by an Officers' Certificate delivered to the Trustee, in connection with any Mortgage Loan equal to (a) with respect to any Liquidated Loan, the excess of the Principal Balance of such Liquidated Loan plus interest thereon at a rate equal to the applicable Net Mortgage Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation over proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Servicer from the related Custodial Account with respect to such Mortgage Loan, (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the Principal Balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation, (c) with respect to any Mortgage Loan which has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on such Mortgage Loan, assuming that the Mortgagor pays each Monthly Payment on the applicable Due Date and that no Principal Prepayments are received with respect to such Mortgage Loan, discounted monthly at the applicable Mortgage Rate or (d) the amount of any reduction by the Servicer to the principal balance of such Mortgage Loan pursuant to Section 3.01 hereof.

            Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

            Regular Certificates: All of the Certificates other than the Class R Certificates.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Shortfalls: With respect to any Distribution Date and any Mortgage Loan, the amount of any interest that is not collectible from the Mortgagor during the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time.

            REMIC: A "real estate mortgage investment conduit", within the meaning of Section 860D of the Code.

            REMIC Election: An election, for federal income tax purposes, to treat certain assets as a REMIC.

            REMIC Regular Interest: Any of the Class A, Class M and Class B Certificates and any one of the Class Y and Class Z interests.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Section 860A through 860G of the Subchapter M of Chapter 1 of the Code and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

            REO Acquisition: The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.13.

            REO Disposition: As to any REO Property, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

            REO Property: Any Mortgaged Property acquired by or in the name of the Trustee for the benefit of the Certificateholders in foreclosure or by deed-in-lieu of foreclosure.

            REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Replacement Mortgage Loan: A Mortgage Loan substituted by the Servicer or Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate Principal Balance, after such deduction), not in excess of the Principal Balance of the Deleted Mortgage Loan (the amount of any shortage to be deposited by the Seller in the Certificate Account in the month of substitution as set forth in Section 2.04 of this Agreement); (ii) at the time of substitution have a Net Mortgage Rate equal to or exceeding the Net Mortgage Rate of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than) the Deleted Mortgage Loan; (v) be of the same or better credit quality classification as that of the Deleted Mortgage Loan; and (vi) comply with each representation and warranty relating to the Mortgage Loans set forth in Section
2.04 hereof. Notwithstanding any other provisions herein, with respect to any Replacement Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Replacement Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan, including each standard hazard and, if applicable, flood insurance policy.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the rules of the 1933 Act, as in effect from time to time.

            Scheduled Final Distribution Date: The Distribution Date occurring in November 2029.

            Seller: Washington Mutual Bank, FA or its successor in interest.

            Senior Accelerated Prepayment Percentage: With respect to any Distribution Date and any Loan Group, the percentage indicated below:

                                                   Senior Accelerated
           Distribution Date                     Distribution Percentage
--------------------------------------------------------------------------------

January 2000 through
December 2004.........................   100% (except as provided below)

                                         Senior Percentage for such Loan Group,
January 2005 through                     plus 70% of the applicable Subordinate
December 2005.........................   Percentage

                                         Senior Percentage for such Loan Group,
January 2006 through                     plus 60% of the applicable Subordinate
December 2006.........................   Percentage

                                         Senior Percentage for such Loan Group,
January 2007 through                     plus 40% of the applicable Subordinate
December 2007.........................   Percentage

                                         Senior Percentage for such Loan Group,
January 2008 through                     plus 20% of the applicable Subordinate
December 2008.........................   Percentage

December 2008 and
thereafter............................   Senior  Percentage for such Loan Group

            provided, however, (i) that any reduction to the Senior Accelerated Prepayment Percentage described above shall not occur as of any Distribution Date unless either (a)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Aggregate Subordinate Percentage is less than the Aggregate Subordinate Percentage as of the Closing Date, the Senior Accelerated Prepayment Percentage for both Loan Groups for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the Class A Certificates to zero, the Senior Accelerated Prepayment Percentage shall thereafter be 0%.

            Senior Percentage: With respect to any date of determination and any Loan Group, a fraction, expressed as a percentage, equal to the lesser of (a) 100% and (b) the aggregate Certificate Principal Balance of the Class 1 A Certificates and Class R Certificates, or the Class 2 A Certificates, as the case may be, immediately prior to such date divided by the aggregate Principal Balance of all of the Mortgage Loans in the related Loan Group (other than the Discount Fraction of each Discount Mortgage Loan) immediately prior to such date.

            Servicer: Washington Mutual Bank, FA or any successor under the terms of this Agreement.

            Servicer Advance Date: The date on which the Servicer is required to make a Monthly Advance pursuant to Section 5.04 hereof.

            Servicer Mortgage File: All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Servicer or any Sub-Servicer.

            Servicing Fee: For each calendar month, as to each Mortgage Loan,
(i) an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in Full, interest for the number of days covered by such payment of interest) at a rate equal to the Servicing Fee Rate and (ii) increased by any late payment charges, assumption fees and other usual and customary fees collected from the Mortgagor and by any net income on Eligible Investments held in the Custodial Account.

            Servicing Fee Rate: For each Mortgage Loan, the rate set forth on the Mortgage Loan Schedule as the Servicing Fee Rate.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee on the Delivery Date by the Servicer pursuant to this Agreement, as such list may from time to time be amended.

            Subordinate Pass-Through Rate: As of any Distribution Date, the weighted average of the Pass-Through Rates on the Class 1 A Certificates and Class 2 A Certificates, weighted by the excess, if any, of (a) the aggregate Principal Balance of the Mortgage Loans in the related Loan Group over (b) the aggregate Certificate Principal Balance of the Class A Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates.

            Subordinate Percentage: With respect to each Loan Group and as of any Distribution Date, 100% minus the applicable Senior Percentage as of such Distribution Date prior to any distributions on the Class A Certificates.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group, and the Class B-3 Certificates, (a) the sum of
(i) the product of (x) the related Class B Percentage for such Class and (y) the amounts described in Section 4.02(a)(y)(ii)(Y)(A) and Section 4.02(a)(y)(ii)(Y)(B), without application of the related Senior Percentage or the Senior Accelerated Prepayment Percentage, (ii) the product of (x) the related Prepayment Distribution Percentage and (y) the sum of the amounts described in Section 4.02(a)(y)(ii)(Y)(C), without application of the Senior Accelerated Prepayment Percentage, and not distributed to the Class A Certificates for such Distribution Date pursuant to Section 4.02(a)(y)(ii)(Y)(C); (iii) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.03 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to such Class of Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

            Sub-Servicer: Any other entity with respect to any Mortgage Loan under any Sub-Servicing Agreement, either currently or in the future, applicable to such Mortgage Loan and any successors and assigns under such Sub-Servicing Agreement.

            Sub-Servicing Agreement: Any servicing agreement between the Servicer and a Sub-Servicer pursuant to which the Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

            Transferee Affidavit and Agreement: As defined in Section 6.02(g)(i)(B).

            Trust Fund: Collectively, the assets of the Trust Fund I and Trust Fund II.

            Trust Fund I: Collectively, the assets of the Trust REMIC I and all amounts deposited therein pursuant to the provisions of this Agreement.

            Trust Fund II: Collectively, the assets of the Trust REMIC II and all amounts deposited therein pursuant to the provisions of this Agreement.

            Trust REMIC: Trust REMIC I and Trust REMIC II.

            Trust REMIC I: The corpus of the Trust Fund I created by this Agreement consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Custodial Account and the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property and (f) the Depositor's rights under the Mortgage Loan Purchase Agreement.

            Trust REMIC II: The segregated pool of assets consisting of the Class Y and Class Z interests conveyed in trust to the Trustee for the benefit of the Certificateholders (other than the Holders of the Class R-1 Certificates) pursuant to Section 2.01(a), with respect to which a separate REMIC election is to be made

            Trustee: Bank One, National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

            Trustee Float: With respect to each Distribution Date, the value of balances on deposit in the Certificate Account (which shall not be invested) to be held by the Trustee for the period beginning one Business Day prior to such Distribution Date and ending on such Distribution Date.

            Trustee Mortgage File: The mortgage documents listed in Section 2.01(i)-(v) hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

            United States Regulations: 31 C.F.R. Part 357; 12 C.F.R. Part 615, Subpart O; 12 C.F.R. Part 912; 12 C.F.R. Part 1511; 24 C.F.R. Part 81; 31 C.F.R.
Part 354; and 18 C.F.R. Part 1314.

            United States Securities Entitlement: A "Security Entitlement" as defined in a United States Regulation.

            U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any state (including the District of Columbia) thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

            Voting Rights: The portion of the aggregate voting rights of all the Certificates evidenced by a Certificate. 99% of all Voting Rights will be allocated to the Certificates (other than the Class R Certificates) in proportion to their Certificate Principal Balances, 0.5% of all Voting Rights will be allocated to the Class R-1 Certificates and 0.5% of all Voting Rights will be allocated to the Class R-2 Certificates.

            Washington Mutual: Washington Mutual Bank, F.A.

                                   ARTICLE II

                            CONVEYANCE OF TRUST FUND;
                         REPRESENTATIONS AND WARRANTIES

      SECTION 2.01 Conveyance of Trust Fund.

            The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Holders of the Class Y and Class Z interests and the Class R-1 Certificateholders, without recourse, the Depositor's right, title and interest in and to the Trust REMIC I in exchange for the Class Y and Class Z interests and the Class R-1 Certificates. The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders (other than the Class R-1 Certificateholders) without recourse, the Depositor's right, title and interest in and to the Trust REMIC II in exchange for Certificates (other than the Class R-1 Certificates).

            The Seller hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee, without recourse, any and all right, title and interest of the Seller, if any, in and to the Trust REMIC I.

            In connection with any such transfer and assignment, the Seller does hereby deliver to, and deposit with, the Trustee or its agents, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the Mortgage Note, endorsed, in blank (which such endorsement may be pursuant to the use of an allonge in the form attached as Exhibit
      L), with all intervening endorsements showing a complete chain of endorsement from the originator to the last endorser (or an original lost note affidavit from the Seller stating that the Mortgage Note was lost, misplaced or destroyed, with respect to such Mortgage Loans identified in the Trustee's Certification referenced in Section 2.02), and if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed on behalf of the Mortgagor by another person, the original power of attorney or other instrument that authorized and empowered such person to sign, or a copy of the original power of attorney or other instrument;

            (ii) the original Mortgage, as recorded, with evidence of recording indicated thereon establishing the Seller as mortgagee thereof;

            (iii) an original assignment or assignments of Mortgage (other than an Assignment) showing an unbroken chain of title from the originator to the Seller with evidence of recording indicated thereon or a duplicate original of the copy thereof certified by the applicable recording office;

            (iv) the original copy of each assumption, modification, written assurance or substitution agreement, if any, with respect to such Mortgage Loan, as identified on the Mortgage Loan Schedule; and

            (v) an Assignment.

            Notwithstanding the foregoing, in the event that in connection with any Mortgage Loan the Seller cannot deliver an original recorded counterpart of any of the documents required to be delivered pursuant to clauses (ii) or (iii) above with evidence of recording thereon concurrently with the execution and delivery hereof, the Seller shall deliver to the Trustee a duplicate original or true copy of such document certified by the Seller or the applicable public recording office to be a true and complete duplicate original or copy of the original thereof submitted for recording, or a copy of the Mortgage certified by a title insurance or escrow company or companies, evidencing that such Mortgage or assignment of Mortgage has been delivered to the appropriate public recording office for recordation. In the event that the Seller cannot deliver a duplicate original or true copy certified as stated above of such document required to be delivered pursuant to clauses (ii) or (iii) above, within 45 days of the Delivery Date, the Seller shall purchase the related Mortgage Loan at the Purchase Price therefor or, replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Section 2.04.

            The Seller shall promptly deliver to the Trustee (A) the original recorded documents referred to in clauses (ii) and (iii) above with evidence of recording indicated thereon or a photocopy thereof certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording office, and (B) upon discovery of any defect or omission in the deliveries of any of items (ii) through (iv) above with respect to any Mortgage Loan, a correct and complete document or instrument meeting the requirements of such item, but in no event shall any such delivery be made later than 90 days following the Delivery Date (unless, in the case of the foregoing clause (A), such document has not been returned from the relevant recording office at such time, in which case the Servicer shall make such delivery within 270 days of the Delivery Date; provided, however, that such 270 day period shall be extended to 360 days upon presentation of an officer's certificate of the Seller to the effect that such document has not yet been returned from the relevant recording office, and shall be extended for additional thirty-day periods). In the event the Seller cannot deliver such original document with evidence of recording indicated thereon within the time period set forth in the preceding sentence, the Seller shall purchase the related Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Section 2.04.

            From time to time the Seller or the Servicer may forward or cause to be forwarded to the Trustee for the benefit of the Certificateholders additional original documents evidencing an assumption or modification of a Mortgage Loan.

            The Seller will promptly notify, in writing, the Depositor, the Servicer and the Trustee of the occurrence of a Downgrade Event.

            Within 60 days following the receipt of the notice of a Downgrade Event, the Trustee shall (a) complete each endorsement referred to in clause (i) above and each Assignment referred to in (v) above by inserting "to the Trustee for the benefit of the Holders of the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3" and (b) cause the Servicer to record (and the Servicer hereby agrees to record), at the expense of the Servicer, in the appropriate public office for real property records each original assignment referred to in (v) above with respect to each Mortgaged Property, and the Trustee shall release any such Assignment to the Servicer for such purpose. The Servicer shall promptly deliver to the Trustee each original Assignment with evidence of recording indicated thereon or a photocopy thereof certified by the appropriate county recorder's office to be a true and complete copy of the original thereof, upon receipt thereof from the public recording official. If any Assignment is returned unrecorded to the Servicer because of any defect therein, the Seller or the Servicer shall cure or correct such defect and cause such Assignment to be recorded in accordance with this paragraph and if such defect is not cured within 60 days the Seller shall purchase the Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Sections 2.04.

      SECTION 2.02 Acceptance by Trustee.

            The Trustee will hold the documents referred to in Section 2.01(i)-(v) above and the other documents constituting a part of the Trustee Mortgage Files delivered to it pursuant to Section 2.01 in trust for the use and benefit of all present and future Certificateholders. Upon execution and delivery of this Agreement and within 45 days after the execution and delivery of this Agreement, the Trustee shall ascertain whether all documents required to be delivered to it pursuant to Section 2.01 hereof are in its possession, and shall deliver to the Depositor, the Seller and the Servicer a certification (upon execution and delivery of this Agreement, the "Initial Certification" and within 45 days thereof, the "Final Certification", respectively) in the forms set forth as Exhibits F-1 and F-2 hereto to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule: (a) all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession, (b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan and (c) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 hereof. The Trustee shall deliver to the Depositor, the Seller and the Servicer a copy of such Final Certification. If, in the course of such review, the Trustee finds any document or documents constituting a part of a Mortgage File which do not meet the requirements of the foregoing clauses (a)-(c), the Trustee shall promptly notify the Seller, the Servicer and the Depositor in writing, and request that the Seller correct or cure such defect. The Trustee shall promptly notify the Depositor, the Seller and the Servicer in writing if any original assignment referred to in clause (iii) of Section 2.01 or duplicate original or the copy thereof certified by the Seller or the applicable recording office has not been received by it prior to March 31, 2000. In the event the Seller shall fail to cure any document deficiency or defect reflected in the Final Certification within 60 days of such Final Certification, or such longer period of time as may be permitted in the fifth paragraph of Section 2.01, it shall not be the obligation of the Trustee hereunder to cure the same, and the Seller shall purchase the Mortgage Loan at the Purchase Price therefor or replace the Mortgage Loan with a Replacement Mortgage Loan if such substitution occurs within the time periods for substitution set forth in Section 2.04.

            The Depositor agrees that at any time and from time to time upon written request of the Trustee, the Depositor shall promptly and duly execute and deliver any and all such further documents and assurances, and take such further actions as the Trustee reasonably may request in order to obtain or more fully vest the benefits of the assignment intended hereunder (as set forth hereinabove in Section 2.01 and hereinbelow in Section 2.03) and of the rights and powers herein granted.

            The Trustee shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth herein.

      SECTION 2.03 Representations, Warranties and Covenants of the Servicer and Seller.

            Washington Mutual, as Seller and Servicer, hereby represents and warrants to, and covenants with, the Depositor and the Trustee that, as of the date hereof:

            (i) Washington Mutual is a federally chartered savings association, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

            (ii) Washington Mutual has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of Washington Mutual the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of Washington Mutual, enforceable against Washington Mutual in accordance with its terms, except that (A) the enforceability thereof may be limited to bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

            (iii) the execution and delivery of this Agreement by Washington Mutual, the servicing of the Mortgage Loans by Washington Mutual hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Washington Mutual and will not
      (A) result in a material breach of any term or provision of the charter or by-laws of Washington Mutual or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Washington Mutual is a party or by which it may be bound, or any statute, order or regulation applicable to Washington Mutual of any court, regulatory body, administrative agency or governmental body having jurisdiction over Washington Mutual; and Washington Mutual is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, (1) the ability of Washington Mutual to perform its obligations under this Agreement or (2) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

            (iv) Washington Mutual is, and will remain, subject to supervision and examination by any state or federal authority as may be applicable and will remain in good standing and qualified to do business where so required by applicable law and is, and will remain an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac;

            (v) no litigation is pending or threatened against Washington Mutual that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of Washington Mutual to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

            (vi) Washington Mutual will at all times comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy;

            (vii) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by Washington Mutual pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading;

            (viii) except for permits and similar authorizations required under the securities or "blue sky" laws no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Washington Mutual of, or compliance by Washington Mutual with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, Washington Mutual has obtained the same;

            (ix) Washington Mutual will service the Mortgage Loans in accordance with the standards set forth in this Agreement; and

            (x) this Agreement and all other documents related hereto to which Washington Mutual is a party have been approved by the Washington Mutual's board of directors, which approval is reflected in the minutes of such board, and shall continuously from the time of each such document's execution, be maintained as an official record of the Washington Mutual.

      SECTION 2.04 Representations, Warranties and Covenants of the Seller with respect to the Mortgage Loans.

            The Seller hereby represents and warrants to, and covenants with, the Depositor and the Trustee for the benefit of the Certificateholders that, as to each Mortgage Loan, as of the Cut-off Date or such other date specifically set forth herein, and with respect to representation (i) listed below, as of the Delivery Date:

            (i) The information set forth in the Mortgage Loan Schedule is complete, true and correct.

            (ii) None of the Mortgage Loans is more than 30 days delinquent; not more than 0.77% of the Mortgage Loans were 30 days delinquent more than once in the past twelve months; Washington Mutual has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

            (iii) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property.

            (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded, if necessary to protect the interests of the Trustee, and which are included in the Trustee Mortgage File, the substance of which waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File.

            (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the Servicer, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae or Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vii) Any and all requirements of any federal, state or local law including, without limitation, environmental, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan and the related Mortgaged Property have been complied with.

            (viii) The Mortgage has not been satisfied, canceled or subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

            (ix) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Depositor. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.

            (x) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or reorganization.

            (xi) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

            (xiii) As of the Delivery Date, the Mortgage Note and the Mortgage are not assigned or pledged, and immediately prior to the sale of the Mortgage Loan to the Depositor the Seller was the sole owner of record and holder thereof and with full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and with full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement.

            (xiv) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) federal savings and loan associations or national banks having principal offices in such state, or (iv) not doing business in such state.

            (xv) The Mortgage Loan is covered by an ALTA lender's title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(A) through (C) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The original title policy (or a copy thereof sufficient to entitle the insured to make a claim thereunder) and all riders thereto are in the Mortgage File.

      Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xvi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xvii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or on parity with, the lien of the related Mortgage.

            (xviii) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xix) The Mortgage Loan was originated by the Seller or a subsidiary of the Seller or was purchased by the Seller from a third party, each of which was, at the time of origination, (A) a Fannie Mae-approved or Freddie Mac-approved seller/servicer and (B) a HUD-approved mortgage banker, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in monthly installments of principal and interest, with interest in arrears, and requires Monthly Payments sufficient to amortize the original principal balance of the Mortgage Loan over a term of not more than 30 years. Each Mortgage Note has a Mortgage Rate that is fixed. No Mortgage Loan has a provision which will require negative amortization. No Mortgage Loan requires a balloon payment at the end of its term.

            (xx) The origination practices used by the Seller and the collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and escrow payments, if any, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note.

            (xxi) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

            (xxii) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Servicer and the Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act.

            (xxiii) The Mortgage Loan was underwritten generally in accordance with the Seller's underwriting standards in effect at the time the Mortgage Loan was originated.

            (xxiv) The Mortgage Note is not secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (ix) above.

            (xxv) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

            (xxvi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except, in connection with a trustee's sale after default by the Mortgagor.

            (xxvii) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (A) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (B) paid by any source other than the Mortgagor or (C) contains any other similar provisions which may constitute a "buydown" provision. No Mortgage Loan was a graduated payment mortgage loan as of the date of its origination. No Mortgage Loan has a shared appreciation or other contingent interest feature.

            (xxviii) The Seller has no knowledge of any circumstances or condition existing on the Cut-off Date with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan.

            (xxix) Each such Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is and will be subject either to (x) a Primary Mortgage Insurance Policy, issued by a Fannie Mae or Freddie Mac approved insurer, which provided private mortgage insurance in an amount meeting Fannie Mae and Freddie Mac requirements or (y) a higher interest rate in lieu of obtaining private mortgage insurance. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith.

            (xxx) The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities.

            (xxxi) No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Cut-off Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

            (xxxii) The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxxiii) Any advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements.

            (xxxv) Each Mortgage is a "qualified mortgage" for purposes of the REMIC Provisions.

            (xxxvi) No fraud was committed by the originator of the Mortgage Loan and the Seller is not aware of any fact that would reasonably lead the Seller to believe that any Mortgagor had committed fraud in connection with the origination of such Mortgage Loan.

            Upon the discovery by the Depositor, the Seller, the Servicer or the Trustee (or upon notice thereof in writing from a Certificateholder) of a breach or breaches of any of the representations and warranties of the Seller made in this Section 2.04 in respect of any Mortgage Loan, or any breach of a representation or warranty of the Seller or Servicer set forth in Section 2.03 or any breach of representation or warranty of the Seller in Section 2 of the Mortgage Loan Purchase Agreement, which breach or breaches, individually or in the aggregate, materially and adversely affect the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller and Servicer of such breach and request that the Seller or Servicer, as the case may be, cure such breach within 60 days (or if such breach is not capable of being cured within 60 days and provided the Seller or the Servicer, as the case may be is diligently pursuing the cure thereof, within 120 days) from the date of such notice, and if the Seller or Servicer does not cure such breach in all material respects, the Seller or Servicer, as the case may be, shall either (i) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution must be made as specified in this Section or (ii) purchase such Mortgage Loan held for the benefit of the Certificateholders from the Trustee at the Purchase Price therefor.

            The Seller or Servicer shall not have any right to substitute a Replacement Mortgage Loan or Loans for the affected Mortgage Loan more than three months after the Delivery Date (or more than two years after the Delivery Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code), and any substitution must be accompanied by an Officers' Certificate delivered to the Trustee, certifying that such Replacement Mortgage Loan conforms to the requirements of this Agreement, and by an Opinion of Counsel to the effect that such substitution will not cause either Trust REMIC to fail to qualify as a REMIC and will not result in a prohibited transaction tax, which Opinion of Counsel shall be paid for by the Seller or Servicer, as the case may be. Notwithstanding the foregoing, if any such breach would cause a Mortgage Loan to be other than a "qualified mortgage loan" as described in Section 860G(a)(3) of the Code, any substitution or purchase shall occur within 90 days of the discovery of the breach.

            As to any Replacement Mortgage Loan or Loans, the Seller or Servicer shall deliver to the Trustee or its agent for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note (i) endorsed in blank if no Downgrade Event has occurred or (ii) if a Downgrade Event has occurred, endorsed to the Trustee for the benefit of the Holders of the Washington Mutual Bank, FA Mortgage-Backed Certificates, Series 1999-WM3 (which endorsement, in either case, may be in the form of an allonge). As to any Replacement Mortgage Loan or Loans, the Seller or Servicer shall deliver to the Trustee the related Assignment (i) in blank in recordable form or (ii) if a Downgrade Event has occurred, assigned to the Trustee for the benefit of the Holders of the Washington Mutual Bank, FA Mortgage-Backed Certificates, Series 1999-WM3. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be remitted by the Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on such Deleted Mortgage Loan for such month and thereafter the Seller or Servicer, as the case may be, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

            Upon such substitution, the Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and shall deliver such amended Mortgage Loan Schedule to the Depositor, the Seller and the Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects and the Seller shall be deemed to have made, as of the date of substitution, with respect to the Replacement Mortgage Loan or Loans, the representations and warranties pertaining to the Mortgage Loans contained in Section 2.04 hereof. Upon receipt of the Trustee Mortgage File pertaining to any Replacement Mortgage Loans, the Trustee shall release, or cause to be released, the Trustee Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller or Servicer as applicable and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title (to the extent that such title was transferred to the Trustee) in the Seller or Servicer as applicable, or its designee, to any Deleted Mortgage Loan substituted for pursuant to this Section 2.04.

            In any month in which the Seller or Servicer substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate Principal Balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (in each case after application of scheduled principal portion of the monthly payments received in the month of substitution). The amount of such shortage shall be deposited into the Custodial Account by the Seller or Servicer in the month of substitution pursuant to Section 3.07, without any reimbursement thereof. The Servicer shall give notice in writing to the Trustee of such event, which notice shall be accompanied by a Certificate of a Servicing Officer as to the calculation of such shortage.

            In the event that the Seller or Servicer shall have repurchased a Mortgage Loan, upon receipt by the Trustee of written notification of the deposit of the Purchase Price, the Trustee shall release, or cause to be released, the related Trustee Mortgage File held for the benefit of the Certificateholders to the Seller or Servicer as applicable and the Trustee shall execute and deliver the related instruments of transfer or assignment, in each case without recourse, as shall be necessary to transfer title (to the extent that such title was transferred to the Trustee) from the Trustee for the benefit of the Certificateholders and vest title in the Seller or Servicer, or the designee thereof, as the case may be, to any Mortgage Loan purchased pursuant to this Section 2.04. It is understood and agreed that the obligation under this Agreement of any Person to repurchase or substitute any Mortgage Loan as to which such breach has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to Certificateholders or the Trustee on their behalf.

      SECTION 2.05 Issuance of Certificates.

            The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed (i) the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 Class B-3 and Class R-2 Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund II and (ii) the R-1 Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund I. The rights of the Holders of such Certificates to receive distributions from the Trust REMIC II and all ownership interests of the Holders of the Class A, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 Class B-3 and Class R-2 Certificates in such distributions (along with the rights of the Holders of the Class Y and Class Z interests and the Class R-1 Certificates to receive distributions from the Trust REMIC I and all ownership interests of such Holders) shall be as set forth in this Agreement.

      SECTION 2.06 REMIC Provisions.

            (a) The Depositor hereby elects and authorizes the Trustee to treat each Trust REMIC as a real estate mortgage investment conduit under the Code and, if necessary, under applicable state law. The Trustee shall make such election on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) by an attachment making such election and stating that such election is being made as a protective matter, for the taxable year ending on the last day of the calendar year in which all or a portion of the Certificates are first sold by Washington Mutual to any party other than an affiliate. The Delivery Date is hereby designated as the "startup day" (the "Startup Day") of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code for purposes of the election made under clause (x) of the preceding sentence and the date of the first sale of Certificates by Washington Mutual to any party other than an affiliate is hereby designated as the "startup day" for purposes of the protective election to be made pursuant to clause (y) of the preceding sentence. The "regular interests" (within the meaning of Section 860G of the Code) in the Trust REMIC I shall consist of the Class Y and Class Z interests and the "residual interest" in the Trust REMIC I shall consist of the Class R-1 Certificates. The "regular interests" (within the meaning of Section 860G of the Code) in the Trust REMIC II shall consist of the Class A, Class M and Class B Certificates and the "residual interest" in the Trust REMIC II shall consist of the Class R-2 Certificates. The Depositor and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust REMIC I other than the Class Y and Class Z interests and the Class R-1 Certificates. The Depositor and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust REMIC II other than the Class A, Class M, Class B and Class R-2 Certificates.

            (b) The Seller, on behalf of the Holders of the Class R-1 Certificates, shall act as agent for the Class R-1 Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for the Trust REMIC I in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. The Seller, on behalf of the Holders of the Class R-2 Certificates, shall act as agent for the Class R-2 Certificateholder as the "tax matters person" (within the meaning of the REMIC Provisions) for the Trust REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. By its acceptance of a Class R Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of the applicable Trust REMIC pursuant to the specific duties outlined herein.

            (c) A Holder of either Class of the Class R Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trustee, the amount of any minimum California state franchise taxes due with respect to the Trust REMICs under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code. Notwithstanding the foregoing, the Trustee shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trustee. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a "prohibited transaction" of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class R-1 and Class R-2 Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Sections
4.02 and 4.03, respectively. The Trustee shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Trustee's duties under this Agreement. The Servicer shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Servicer's duties under this Agreement.

            (d) The Trustee shall act as attorney-in-fact and as agent on behalf of the tax matters person of each Trust REMIC and in such capacity the Trustee shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for each Trust REMIC when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each Trust REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each Trust REMIC, to be treated as a REMIC on the federal tax return of each Trust REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions and the Code. The expenses of preparing and filing such returns shall be borne by the Trustee. The Depositor and Servicer shall provide on a prompt and timely basis to the Trustee or its designee such information with respect to each Trust REMIC as is in their possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection.

            In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, the Trustee shall also: (A) act on behalf of each Trust REMIC in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Funds in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on each Trust REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The expense of any such representation shall be borne by the Holders of the Class R Certificates unless such expense is caused by a breach of the Trustee's duties or the Servicer's duties hereunder, in which case such expenses shall be borne by the Trustee or the Servicer, as the case may be.

            (e) The Trustee shall provide (i) to any transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each Trust REMIC.

            (f) The Trustee, the Depositor and the Holder of the Class R Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of the Trust REMICs as REMICs under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of the Class R Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust REMICs as REMICs or (ii) result in the imposition of a tax upon the Trust REMICs (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

            The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to either Trust REMIC or its respective assets, or causing either Trust REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicer and Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either Trust REMIC, and the Trustee shall not take any such action or cause either Trust REMIC to take any such action as to which the Servicer or Depositor has advised it in writing that an Adverse REMIC Event could occur.

            In addition, prior to taking any action with respect to either Trust REMIC or the assets therein, or causing either Trust REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Holders of the Class R Certificates will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either Trust REMIC, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

            At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each Trust REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (g) In the event that any tax is imposed on "prohibited transactions" of either Trust REMIC, as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of either Trust REMIC, as defined in Section 860G(c) of the Code, on any contributions to either Trust REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement or if the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.09 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

            (h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each Trust REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

            (i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to either Trust REMIC (other than a Replacement Mortgage Loan subject to the terms and conditions herein) unless the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust REMICs will not cause either Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject either Trust REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (j) Neither the Servicer nor the Trustee shall enter into any arrangement by which either Trust REMIC will receive a fee or other compensation for services nor permit either Trust REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (k) Within 30 days after the Delivery Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each Trust REMIC.

            (l) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust REMICs, (iii) the termination of the Trust REMICs pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust REMICs, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the Trust REMICs after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of each Trust REMIC as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

            (m) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee, within ten days after the Delivery Date, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. The Depositor shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The Servicer shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Servicer to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

      SECTION 3.01 Servicing Standard.

            For and on behalf of the Trustee and the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and generally in a manner consistent with Fannie Mae guidelines except as otherwise expressly provided in this Agreement. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through any Sub-Servicer as provided in
Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents (including, without limitation, estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to any subordinate financings to be secured by any Mortgaged Property to the extent that such consent is required pursuant to the terms of the related Mortgage, (e) to consent to the application of any proceeds of insurance policies or condemnation awards to the restoration of the applicable Mortgaged Property or otherwise, and (f) subject to the provisions of
Section 3.07 and 3.13, to effectuate foreclosure or other conversion of the ownership of the Mortgage Property securing any Mortgage Loan; provided, however, that the Servicer shall take no action that is materially inconsistent with or materially prejudices the interest of the Trustee or the Certificateholders in any Mortgage Loan or the rights and interest of the

Depositor, the Trustee and the Certificateholders under the terms of this Agreement unless such action is specifically called for by the terms hereof.

            Without limiting the generality of the foregoing, but subject to the terms hereof, the Servicer, in its own name or in the name of the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trustee, the Certificateholders or any of them, any and all instruments of modification, satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall promptly notify the Trustee of any such execution and delivery. The Trustee for the benefit of the Certificateholders shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans.

            Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent) permit any modification with respect to any Mortgage Loan (i) that would change the Net Mortgage Rate or, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or (ii) that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is a Principal Prepayment made (or treated as made) by the Mortgagor of the entire principal balance of a Mortgage Loan) and cause either Trust REMIC to fail to qualify as a REMIC under the Code.

      SECTION 3.02 Enforcement of the Obligations of Sub-Servicers.

            (a) For purposes of this Agreement, the Servicer shall be deemed to have received the payments on the Mortgage Loans referred to in Sections 3.07 and 3.08 hereof when the related Sub-Servicer, if any, has received such payments and shall remain obligated to deposit such payments in accordance with Sections 3.07 and 3.08 hereof, regardless of whether such payments are remitted by the Sub-Servicer to the Servicer. The Servicer and the related Sub-Servicer may enter into amendments to any applicable Sub-Servicing Agreement; provided, however, that any such amendments shall be consistent with and shall not violate the provisions of this Agreement.

            (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Depositor, the Trustee and the Certificateholders, shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans that are not serviced by it directly, and shall enforce the obligations of each Sub-Servicer, if any, under the related Sub-Servicing Agreement. Such enforcement shall include, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, as appropriate, and the pursuit of other appropriate remedies, and shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. The Servicer shall not waive any event of default by a Sub-Servicer under a Sub-Servicing Agreement which is a failure to remit any payment required to be made by such Sub-Servicer that would result in an Event of Default under this Agreement.

            (c) During the term of this Agreement, the Servicer shall consult fully with each of the Sub-Servicers as may be necessary from time to time to perform and carry out the Servicer's obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Servicer by each Sub-Servicer and otherwise exercise reasonable efforts to cause each Sub-Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Sub-Servicing Agreement.

      SECTION 3.03 Termination of the Rights of Sub-Servicers.

            If the Servicer terminates the rights of a Sub-Servicer under any Sub-Servicing Agreement, the Servicer shall service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, or at the Servicer's election, enter into a substitute servicing agreement with another mortgage loan servicing company reasonably acceptable to the Servicer under which such mortgage loan servicing company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the terminated Sub-Servicer, regardless of whether such liabilities, duties, responsibilities or obligations shall have accrued before or after the termination of the rights of such Sub-Servicer; provided, however, that any such substitute servicer and any such substitute servicing shall satisfy the requirements of Sections 3.01 and 3.02. If the Servicer does not elect to enter into a substitute servicing agreement with a successor servicer, the Servicer shall nevertheless service the Mortgage Loans directly pursuant to and in accordance with the terms of this Agreement, until a substitute Sub-Servicer has been appointed and designated and a substitute servicing agreement has been entered into by the Servicer and such substitute Sub-Servicer.

      SECTION 3.04 Liability of the Servicer.

            Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans included in the Trust Fund in accordance with (and subject to the limitations contained within) the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      SECTION 3.05 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Servicer shall afford the Depositor and the Trustee, without charge but only upon reasonable notice and during normal business hours, access to all records and documentation in the Servicer's possession regarding the Mortgage Loans and to all accounts, insurance policies and other matters in the Servicer's possession relating to this Agreement and access to officers of the Servicer responsible for its obligations hereunder. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer hereunder or otherwise.

      SECTION 3.06 Trustee to Act as Servicer.

            In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be liable for losses in connection with Eligible Investments required to be paid by the Servicer pursuant to Section 3.07 or 4.01 hereof, obligated to make Monthly Advances if prohibited by applicable law, nor to effectuate repurchases or substitutions of Mortgage Loans hereunder as substitute Servicer, including pursuant to Section 2.04 hereof and except that the Trustee makes no representations and warranties hereunder, including pursuant to Section 2.04 hereof). If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee (or any other successor servicer) shall succeed to any rights and obligations of the Servicer under any Sub-Servicing Agreement and shall be deemed to have assumed the Servicer's interest therein; provided, however, that the Servicer shall not thereby be relieved of any liability or obligations under this Agreement, any Sub-Servicing or substitute servicing agreement arising prior to the date of such succession.

            The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of servicing to the assuming party.

      SECTION 3.07 Collection of Mortgage Loan Payments.

            The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans held in its own portfolio and serviced by the Servicer. Consistent with the foregoing, the Servicer may in its discretion (a) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (b) subject to Section 3.01, only upon determining that the coverage of such Mortgage Loan by any related Primary Mortgage Insurance Policy will not be affected, extend the due dates for payments due on a Mortgage Note for a period not greater than 365 days, but in no event beyond the maturity date of any Mortgage Loan. In the event of any such arrangement described in clause (b) of the preceding sentence, the Servicer shall continue to make timely Monthly Advances on the related Mortgage Loan, pursuant to and in accordance with Section 5.01 of this Agreement (but subject to any limitations contained therein), during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

            The Servicer shall establish and maintain, in its name on behalf of the Certificateholders, the Custodial Account. The Servicer shall deposit into the Custodial Account within two Business Days of receipt by the Servicer, or receipt from the Sub-Servicers except as otherwise specifically provided herein, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal of and interest and any other payments on the Mortgage Loans due on or before the Cut-off Date):

            (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (ii) all payments on account of interest on the Mortgage Loans less the Servicing Fee;

            (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, net of Liquidation Expenses, unpaid servicing compensation and unreimbursed Monthly Advances;

            (iv) any amount of any losses required to be deposited by the Servicer pursuant to the second succeeding paragraph of this Section 3.07 in connection with any losses on Eligible Investments;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.11 hereof;

            (vi) all proceeds of any purchase by the Seller or the Servicer, as the case may be, of any Mortgage Loans or property acquired in respect of the Mortgage Loans pursuant to Sections 2.01, 2.02, 2.03, 2.04, 3.12 or
      10.01 hereof and all amounts required to be deposited in connection with the substitution of Replacement Mortgage Loans pursuant to Sections 2.01, 2.02, 2.03, 2.04 or 3.12 hereof; and

            (vii) any other amounts required to be deposited in the Custodial Account pursuant to this Agreement including, without limitation, the amounts required to be deposited therein pursuant to Section 3.13 hereof.

            The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, the Servicing Fee, payments in the nature of prepayment penalties, fees or premiums, late payment charges and assumption fees and any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise, if collected, need not be remitted or deposited into the Custodial Account by the Servicer. In the event that the Servicer shall remit or deposit any amount not required to be remitted or deposited and not otherwise subject to withdrawal pursuant to Section 3.09 hereof, it may at any time withdraw such amount from the Custodial Account on the following Distribution Date, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering a Certificate of a Servicing Officer to the Trustee which describes the amounts deposited in error in the Custodial Account. All funds deposited in the Custodial Account shall be held by the Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.09. In no event shall the Trustee incur liability for withdrawals from the Custodial Account at the direction of the Servicer.

            Any investments of amounts on deposit in the Custodial Account shall be made by the Servicer in Eligible Investments, which shall mature not later than the second Business Day preceding the Distribution Date following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Custodial Account, then such Eligible Investment shall mature not later than such Distribution Date). All such Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at its direction from time to time. The amount of any losses net of any gains incurred by the Servicer in respect of any such investments shall be remitted to the Trustee or deposited in the Custodial Account out of the Servicer's own funds promptly following the date the same are realized.

            The Servicer shall promptly give notice to the Trustee, the Rating Agencies and the Depositor of the location of the Custodial Account and of any change thereof.

      SECTION 3.08 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            In addition to the Custodial Account, the Servicer shall establish and maintain one or more custodial accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments and hazard insurance premiums or comparable items for the account of the Mortgagors. Escrow Accounts shall be Eligible Accounts. All costs incurred by the Servicer or by the related Sub-Servicer in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums or Primary Mortgage Insurance Policy premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer pursuant to Sections 3.10 hereof (with respect to the Primary Mortgage Insurance Policy) and
3.08 hereof (with respect to taxes and assessments) and 3.11 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 10.01 hereof. As part of its servicing duties, the Servicer shall, and the Sub-Servicers shall, pursuant to any Sub-Servicing Agreement, be required to, pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

            The Servicer shall, with respect to each Mortgage Loan, to the extent any related Sub-Servicer does not do so, advance the payments referred to in the preceding paragraph that are not timely paid by the Mortgagors; provided, however, that the Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan; and provided further, that such payments shall be advanced when the tax, premium or other cost for which such payment is intended is due.

      SECTION 3.09 Permitted Withdrawals from the Custodial Account.

            The Servicer may (and, with respect to clauses (e) and (g) below, shall), from time to time, direct the Trustee to make, and the Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Custodial Account for the following purposes:

            (a) to pay to the Servicer from funds on deposit in the Custodial Account earnings on or investment income with respect to funds in the Custodial Account less losses referred to in Section 3.07(iv);

            (b) to reimburse the Servicer for advances made pursuant to Sections 3.01, 3.08, 3.10, 3.11, 3.13, 5.01 and 5.02 hereof, such right of reimbursement pursuant to this subclause (b) being limited to amounts received in respect of the particular Mortgage Loan (including, for this purpose, Insurance Proceeds, Liquidation Proceeds, amounts representing proceeds of other insurance policies, if any, covering the related Mortgaged Property, rental and other income from REO Property and proceeds of any purchase or repurchase of the related Mortgage
Loan);

            (c) to reimburse the Servicer for any Nonrecoverable Advances made in respect of any Mortgage Loan;

            (d) to reimburse the Servicer from Liquidation Proceeds for Liquidation Expenses and, to the extent that Liquidation Proceeds after such reimbursement are in excess of the Principal Balance of the related Mortgage Loan together with accrued and unpaid interest thereon at a rate equal to the Net Mortgage Rate, to pay out of such excess the amount of any unpaid servicing compensation to the Servicer with respect to any Mortgage Loan, which may include any unpaid servicing compensation to a Sub-Servicer (for disbursement in accordance with Section 3.16 hereof);

            (e) to pay to the Seller or the Servicer, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Sections 2.01, 2.02, 2.04 or 3.12 hereof all amounts received thereon and not taken into account in determining the Purchase Price of such repurchased Mortgage Loan;

            (f) to reimburse the Servicer or the Depositor for expenses incurred by and reimbursable to the Servicer or the Depositor pursuant to Section 7.03 hereof;

            (g) to withdraw any amount deposited in the Custodial Account pursuant to Section 3.07 and not required to be deposited therein; and

            (h) to clear and terminate the Custodial Account upon termination of this Agreement pursuant to Section 10.01 hereof.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (b), (c), (d) and (e).

            On or prior to the Business Day preceding each Distribution Date after payment of items (a) through (h) above, the Servicer shall withdraw from the Custodial Account and remit to the Trustee, in immediately available funds, and the Trustee, upon receipt thereof, shall deposit in the Certificate Account, an amount equal to the Available Distribution Amount for such Distribution Date.

      SECTION 3.10 Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder.

            The Servicer shall not take, or permit any Sub-Servicer to take, any action that would result in loss of coverage under any applicable Primary Mortgage Insurance Policy for any loss which, but for the actions of the Servicer or Sub-Servicer, would have been covered thereunder.

            The Servicer shall keep in full force and effect each Primary Mortgage Insurance Policy applicable to a Mortgage Loan being serviced by it until the principal balance of the related Mortgage Loan, in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, is reduced to (a) 80% or less of the Appraised Value or (b) 80% or less of its current value based on a new appraisal. The Servicer agrees to pay to the extent the related Mortgagor does not do so, the premiums for each Primary Mortgage Insurance Policy on a timely basis and shall use its best reasonable efforts to cause itself or the Sub-Servicer to be named as loss payee, provided, however, that the Servicer shall be required to pay such premiums only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan. In the event that the insurer under any Primary Mortgage Insurance Policy shall cease to be qualified to transact a mortgage guaranty insurance business under the laws of the state of its organization or any other state that has jurisdiction over such insurer (or if such insurer's claims-paying ability shall adversely affect the rating on the Class A Certificates) or such Primary Mortgage Insurance Policy is cancelled or terminated for any reason, the Servicer shall exercise its best reasonable efforts to obtain, or to cause the related Sub-Servicer to obtain, from another Qualified Insurer, a replacement policy comparable to such Primary Mortgage Insurance Policy at the expense of the Mortgagor. The Servicer shall not consent to the cancellation or refusal to renew any such Primary Mortgage Insurance Policy applicable to any Mortgage Loan, which is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such cancelled or non-renewed policy is maintained with an insurer with a rating not lower than the insurer issuing the Primary Mortgage Insurance Policy in effect at the date of the initial issuance of the Certificates or whose claims-paying will not adversely affect the rating on the Certificates or unless any such cancellation or refusal, or consent thereto, will not adversely affect the rating on the Certificates. In connection with any assumption and modification agreement entered into by the Servicer or a Sub-Servicer pursuant to Section 3.12, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy, as provided above.

            In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee for the benefit of the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3.07 hereof, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.09 hereof.

      SECTION 3.11 Maintenance of Hazard Insurance and Other Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of improvements securing such Mortgage Loan or its Principal Balance, whichever is less.

            Each policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause complying in all material respects in form and substance to applicable Fannie Mae guidelines. The Servicer shall cause to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, liability insurance and, to the extent described below, flood insurance. Pursuant to Section 3.07 hereof, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the terms of the applicable Mortgage or the Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.09 hereof.

            Any cost incurred by the Servicer or the related Sub-Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of payments by the related Mortgagor or out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.09 hereof. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area, the Servicer shall cause flood insurance to be maintained. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid Principal Balance of the related Mortgage Loan or (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program, if the area in which such Mortgaged Property is located is participating in such program. Notwithstanding anything in this paragraph to the contrary, the Servicer shall be required to pay the costs of maintain any insurance contemplated by this Section 3.11 only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise out of the related Mortgage Loan.

            In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.11, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers, and provided that the provider of such blanket policy is rated by A.M. Best Company A:V or higher and the claims-paying ability of such provider is rated in one of the three highest rating categories by at least one nationally recognized statistical rating organization. If such policy contains a deductible clause, the Servicer shall, to the extent that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.11 and there shall have been a loss that would have been covered by such policy, remit to the Trustee for deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause, accompanied by a certificate of a Servicing Officer describing the calculation of such amount. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, the Trustee or its agent for the benefit of the Certificateholders, claims under any such blanket policy.

      SECTION 3.12 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.12(a), when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall, to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. In the event that the Servicer or the related Sub-Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, the Servicer is authorized, subject to Section 3.12(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.12(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.12(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.12(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, if an assumption is permitted under Section 3.12(a) and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage held for the benefit of the Certificateholders that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall deliver or cause to be delivered to the Trustee for signature the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Servicer shall also deliver or cause to be delivered to the Trustee with the foregoing documents a letter explaining the nature of such documents and the reason or reasons why the Trustee's signature is required.

            With such letter, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer certifying that: (i) a Servicing Officer has examined and approved such documents as to form and substance, (ii) the Trustee's execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (iii) any required consents of insurers under any Required Insurance Policies have been obtained and (iv) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof or, if the Mortgage Loan provided that the amortization period on which the Monthly Payments were based was a longer period, such period has not been extended, (D) the interest rate on the Mortgage Loan will not be altered nor will the term of the Mortgage Loan be increased as a result of such assumption or transfer and
(E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the Servicer used the same underwriting standards in evaluating the creditworthiness of the purchaser/transferee as were used in making the original Mortgage Loan, and such release will not (based on the Servicer's good faith determination) adversely affect the collectibility of the Mortgage Loan. Upon receipt of such certificate, the Trustee for the benefit of the Certificateholders shall execute any necessary instruments for such assumption or substitution of liability. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or its agent for the benefit of the Certificateholders and deposited with the Trustee Mortgage File for such Mortgage Loan. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

            In the event that the Servicer, in connection with any such assumption or modification agreement or supplement to the Mortgage Note, is unable to deliver the certificate of the Servicing Officer set forth above, the Servicer shall purchase, or cause the related Sub-Servicer to purchase the related Mortgage Loan in the manner, and at the Purchase Price, set forth in
Section 2.04 hereof.

      SECTION 3.13 Realization Upon Defaulted Mortgage Loans.

            The Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which, in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to Section 3.01 hereof. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and for its own portfolio and as are in accordance with the requirements of the insurer under any Required Insurance Policy and shall deliver to the Trustee a liquidation report with respect to the related Mortgage Loan on the form of report customarily prepared by the Servicer. In particular, the Servicer will service each Mortgage Loan in a manner that preserves the right to proceed against all collateral securing such Mortgage Loan (e.g., in accordance with any applicable "single action" rule). The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine in its sole discretion that such expenses will be recoverable to it as Liquidation Expenses either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.09 hereof) or through Insurance Proceeds (respecting which it shall have similar priority). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.09 hereof.

            In the event that any Mortgaged Property becomes an REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer and the Certificateholders for the period prior to the sale of such REO Property on such terms and conditions and for such periods as the Servicer deems to be in the best interest of the Servicer and the Certificateholders. Notwithstanding anything herein to the contrary, in the event that the Trust REMIC I acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer, on behalf of the Trust REMIC I, shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust REMIC I for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each Trust REMIC as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of each Trust REMIC, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust REMIC I of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause either Trust REMIC to fail to qualify as a REMIC under the Code at any time that any Certificates are outstanding, in which case the Trust REMIC I may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust REMIC I shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust REMIC I in such circumstances or manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject either Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless each Trust REMIC with respect to the imposition of any such taxes.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding on behalf of the Certificateholders, net of reimbursement to the Servicer for expenses incurred (including any taxes) in connection with such management, advances made by the Servicer pursuant to Sections 3.01, 3.08, 3.10, 3.11, 3.13, 5.01 or 5.02 in
connection with the related Mortgage Loan or REO Property and Liquidation Expenses incurred by the Servicer in connection with the related Mortgage Loan, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal of and interest on the related Mortgage Notes and shall be deposited into the Custodial Account.

            Prior to obtaining or causing the Trustee to obtain a deed as a result of or in lieu of foreclosure, or otherwise acquiring (or causing the Trustee to acquire) possession of or title to any Mortgaged Property, if the Servicer determines that obtaining a deed or otherwise acquiring title or possession of such Mortgaged Property would likely subject the Servicer, the Trustee or the Trust Fund to substantial liability in respect of environmental conditions concerning the Mortgaged Property, (a) the Servicer shall (i) notify the Trustee and the Depositor of such determination and (ii) refrain from obtaining or directing the Trustee to obtain a deed as a result of or in lieu of foreclosure or otherwise acquiring title or possession to such Mortgaged Property and (b) the obligations of the Servicer to make advances, including, without limitation, Monthly Advances, in connection with the Mortgage Loan in question shall cease as of the date that the Servicer makes such determination.

      SECTION 3.14 Trustee to Cooperate; Release of Trustee Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, and upon notification by the Servicer in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account have been or will be so deposited) of a Servicing Officer and a Request for Release of the Trustee Mortgage File in the form of Exhibit G hereto the Trustee shall promptly release the related Trustee Mortgage File to the Servicer, and the Trustee shall execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release, satisfaction or assignment of mortgage or such instrument releasing the lien of the Mortgage, and, in each case, such other documents or instruments as may be reasonably required in connection therewith, as directed by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. The provisions of the immediately preceding sentence shall not, in any manner, limit or impair the right of the Servicer to execute and deliver, on behalf of the Trustee, the Certificateholders or any of them, any and all instruments of satisfaction, cancellation or assignment, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account but shall be paid by the Servicer. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including, without limitation, for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial or total release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Trustee Mortgage File, the Trustee shall, upon request of the Servicer and the delivery to the Trustee of a Request for Release signed by a Servicing Officer, in the form of Exhibit G hereto, release the Trustee Mortgage File to the Servicer. If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property, the Servicer shall deliver to the Trustee, for signature as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity, together with a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee. A Servicing Officer shall certify as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate the insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage except for the termination of such lien upon completion of the foreclosure.

      SECTION 3.15 Documents, Records and Funds in Possession of Servicer to be Held for the Trustee for the Benefit of the Certificateholders.

            Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee to the extent required by this Agreement all documents and instruments coming into the possession of the Servicer from time to time and shall account fully to the Trustee for the benefit of the Certificateholders for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Servicer Mortgage Files or Trustee Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, including but not limited to, any funds on deposit in the Custodial Account, shall be held by the Servicer for and on behalf of the Trustee for the benefit of the Certificateholders and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Servicer Mortgage File or Trustee Mortgage File or any funds that are deposited in the Custodial Account or any Servicing or Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Servicer Mortgage File or Trustee Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement subject to the terms of this Agreement.

      SECTION 3.16 Servicing Compensation; Compensating Interest.

            As compensation for its activities hereunder, the Servicer shall be entitled to (a) retain from the Monthly Payments the Servicing Fee for each Mortgage Loan and (b) retain from the Custodial Account or withdraw from the Custodial Account the amounts specified in subclause (a) of Section 3.09 hereof as payable to it.

            Additional servicing compensation in the form of prepayment penalties, fees or premiums, assumption fees, modification fees, late payment charges or otherwise or any excess interest charges payable by the Mortgagor by virtue of any default or other non-compliance by the Mortgagor with the terms of the Mortgage or any other instrument or document executed in connection therewith or otherwise shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account pursuant to Section 3.07 hereof. To the extent provided in this Agreement, the Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of premiums for Primary Mortgage Insurance Policies, to the extent such premiums are not required to be paid or have not been paid by the related Mortgagor or the related Sub-Servicer, payment of any premiums for hazard insurance, as required by Section 3.11 hereof and maintenance of the other forms of insurance coverage required by Section 3.11 hereof, the payment of servicing compensation to any Sub-Servicers pursuant to any Sub-Servicing Agreement and the payment of the expenses of the Trustee to the extent provided in Section 9.05), and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.09, 3.13, 4.01 and 5.03 hereof.

            Notwithstanding any other provision herein, the amount of servicing compensation that the Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. The Servicer shall, within one Business Day of each Distribution Date, remit to the Trustee the Compensating Interest due on such Distribution Date. In the event that more than one Loan Group is entitled to Compensating Interest and the amount of the aggregate Compensating

Interest is less than interest that should have been remitted on Principal Prepayments in Full by Mortgagors during the related Due Period, such Compensating Interest shall be distributed pro rata among each Loan Group.

      SECTION 3.17 Reports to the Depositor; Account Statements.

            Within five Business Days following each Distribution Date, the Servicer shall deliver to the Trustee a statement setting forth the status of the Custodial Account, if any, as of the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account, if any, for each category of deposit specified in Section 3.07 hereof and each category of withdrawal specified in Section 3.09 hereof. The Servicer shall forward a copy of such statement to the Rating Agencies.

      SECTION 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Depositor and the Trustee on or before March 31 of each year, commencing March 31, 2001, an Officers' Certificate stating, as to each signer thereof, that (a) a review of the activities of the Servicer during the year ended on the preceding December 31 and of the performance of the Servicer under this Agreement has been made under such officer's supervision, (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, (c) a Servicing Officer has conducted an examination of the activities of each Sub-Servicer during the immediately preceding year and its performance under any Sub-Servicing Agreement, and (d) to the best of such Servicing Officer's knowledge, based on such examination, each Sub-Servicer has performed and fulfilled its duties, responsibilities and obligations under such Sub-Servicing Agreement in all material respects throughout such year, or if there has been a default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof. The Servicer shall forward a copy of each such statement to the Rating Agencies.

      SECTION 3.19 Annual Independent Public Accountants' Servicing Report.

            On or before March 31 of each year, beginning with the first March 31 that occurs at least eleven months after the Cut-off Date, the Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor and the Trustee for the benefit of the Certificateholders to the effect that such firm has examined certain documents substantially similar to this Agreement and records relating to the servicing of mortgage loans serviced by the Servicer or any successor servicer that are substantially similar to the Mortgage Loans and that, on the basis of an examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac, such servicing has been conducted in compliance with such agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac requires it to report. In rendering such statement such firm may rely, as to matters relating to direct servicing of Mortgage Loans by Sub-Servicers, if any, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac (rendered within one year of such statement) of independent public accounts with respect to the related Sub-Servicer. The Servicer shall forward a copy of each such report to the Rating Agencies.

      SECTION 3.20 Reports to Trustee.

            On or prior to each Determination Date, the Servicer shall cause to be delivered to the Trustee a monthly servicing report in electronic format containing the information necessary to enable the Trustee to make the distribution required by Section 4.02 and prepare the information set forth in
Section 4.04(a). The Trustee may conclusively rely on information provided by the Servicer and shall have no obligation to recompute, recalculate, or verify the accuracy of such information.

                                   ARTICLE IV

                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

      SECTION 4.01 Certificate Account.

            The Trustee shall establish, prior to the Delivery Date, and shall maintain, in the name of the Trustee on behalf of the Holders of interests in the Trust Fund, the Certificate Account, which shall be an Eligible Account, into which the Trustee upon receipt from the Servicer shall deposit all payments remitted by the Servicer and any amounts required to be remitted by the Depositor pursuant to the terms hereof. All distributions to be made from time to time to Holders of interests in the Trust Fund out of funds in the Certificate Account shall be made by or on behalf of the Trustee. The Trustee will give notice to the Servicer, the Rating Agencies and the Depositor of the location of the Certificate Account and of any change thereof, prior to the use thereof. Funds held in the Certificate Account and delivered to the Trustee earlier than one Business Day prior to the next Distribution Date shall be invested by the Trustee in Eligible Investments as directed by the Servicer or shall remain uninvested. The Trustee shall cause each such Eligible Investment to be Delivered to it or its nominee (including a securities intermediary). All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer and shall be subject to withdrawal at the Servicer's direction from time to time. The amount of any losses net of any gains incurred by the Servicer in respect of any such investments shall be deposited in the Certificate Account out of the Servicer's own funds immediately as realized. Funds on deposit in the Certificate Account on the Business Day prior to the next Distribution Date shall be uninvested.

            The Trustee shall make, to the extent required or authorized hereunder, withdrawals from the Certificate Account for the following purposes:

            (i) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

            (ii) to reimburse the Servicer for any unreimbursed Nonrecoverable Advance;

            (iii) to make required distributions pursuant to Section 4.02; and

            (iv) to pay to the Depositor or the Servicer any amount to which it is entitled pursuant to Section 7.03.

      SECTION 4.02 Distributions.

            (a) On each Distribution Date the Trustee shall distribute the following amounts from the Certificate Account, in the following order of priority, in each case to the extent of the Available

Distribution Amount for the related Loan Group in the case of clause (y) and to the extent of the Available Distribution Amount for both Loan Groups in the case of clause (z):

      (y) from the Available Distribution Amount for the related Loan Group (or, in the case of Section 4.02(a)(y)(i)(Y), the other Loan Group), in the following order of priority:

            (i) (X) to the holders of the Class A Certificates (other than Class A-P Certificates) or Class R Certificates the related Class A Interest Distribution Amount and the Class A Cumulative Interest Shortfall Amount or Class R Interest Distribution Amount, as applicable; provided that with respect to Loan Group 1 such amount shall be first paid to the holders of the Class R Certificates in respect of the Class R Interest Distribution Amount; and

            (Y) if the aggregate Certificate Principal Balance of the Class 1 A or Class 2 A Certificates is greater than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Discount Fraction of each Discount Mortgage Loan in the related Loan Group) and the Class M Certificates or Class B Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, to the Holders of such Class or Classes of Class 1 A or Class 2 A Certificates, an amount equal to one month's interest at a rate of 7.00% per annum in the case of Loan Group 1 and 7.50% per annum in the case of Loan Group 2 on the amount of the difference between the aggregate Certificate Principal Balance of such Class or Classes of Class 1 A or Class 2 A Certificates, as applicable, and the aggregate Principal Balance of the related Loan Group (other than the Discount Fraction of each Discount Mortgage Loan in such Loan Group), from the Available Distribution Amount for the other Loan Group, applied first to pay Interest Distribution Amount on such Class or Classes of Class 1 A Certificates or Class 2 A Certificates to the extent not paid on such Distribution Date pursuant to Section 4.02(a)(y)(i)(X), and then to pay principal on such Class of Certificates in accordance with the priorities set forth in Section 4.02(b), until the Certificate Principal Balance of such Class 1 A Certificates or Class 2 A Certificates is equal to the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Discount Fraction of each Discount Mortgage Loan in the related Loan Group);

            (ii) (X) to the Class 1 A-P Certificates and Class 2 A-P Certificates, the respective Class A-P Principal Distribution Amount, applied in reduction of the Certificate Principal Balances thereof;

            (Y) to the Class A Certificates (other than Class A-P Certificates) related to such Loan Group (and, with respect to Loan Group 1, the Class R Certificates) until the Certificate Principal Balance of the Class A Certificates has been reduced to zero, in the priority set forth in
      Section 4.02(b), applied in reduction of the Certificate Principal Balances thereof, the sum of the following:

            (A) the Senior Percentage for such Loan Group for such Distribution Date times the sum of the following:

                        (1) the principal portion of each Monthly Payment due
                  during the related Due Period on each Outstanding Mortgage Loan in such Loan Group, whether or not received on or prior to the related Determination Date;

                        (2) the Principal Balance of any Mortgage Loan in such
                  Loan Group repurchased during the related Prepayment Period pursuant to Section 2.01, 2.02, 2.03, 2.04 or 3.12 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan in such Loan Group pursuant to Section 2.01, 2.02, 2.03, 2.04 or 3.12 during the related Prepayment Period; and

                        (3) the principal portion of all other unscheduled
                  collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan in such Loan Group described in Section 4.02(a)(y)(ii)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan in such Loan Group pursuant to Section 3.13;

                  (B) with respect to each Mortgage Loan in such Loan Group for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period, an amount equal to the lesser of (a) the applicable Senior Percentage for such Distribution Date times the Principal Balance of such Mortgage Loan and (b) the applicable Senior Accelerated Prepayment Percentage for such Distribution Date and such Loan Group times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to
            Section 3.13;

                  (C) the applicable Senior Accelerated Prepayment Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in respect of a such Loan Group during the related Prepayment Period;

                  (D) the product of (x) aggregate Certificate Principal
            Balances of the related Class A Certificates and, in the case of Loan Group 1, the aggregate Certificate Principal Balances of the Class R Certificates, as applicable, divided by the sum of (i) the aggregate Class A Certificate Principal Balance and (ii) the aggregate Certificate Principal Balances of the Class R Certificates and (y) any Excess Subordinate Principal Amount due to Realized Losses on the related Loan Group for such Distribution Date; and

                  (E) any amounts described in clauses (A), (B) and (C) of this
            Section 4.02(a)(y)(ii)(Y), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates; and

                  (Z) to the Holders of the Class 1 A or Class 2 A Certificates,
            as applicable, amounts required to be distributed pursuant to
            Section 4.02(c).

            (iii) to the Holders of the Class M-1 Certificates related to such Loan Group, the Interest Distribution Amount for such Class for such Distribution Date, plus any Cumulative Interest Shortfall Amount for such Class of Class M-1 remaining unpaid from any previous Distribution Date;

            (iv) to the Holders of the Class M-1 Certificates (x) the related Class M-1 Principal Distribution Amount for such Distribution Date, minus
      (y) the amount of any Class A-P Collection Shortfalls for such Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
      (x) of Sections

      4.02(a)(y)(vi), (viii), (x) and (xii) and Sections 4.02(a)(z)(i) and (ii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates;

            (v) to the Holders of the Class M-2 Certificates related to such Loan Group, the Interest Distribution Amount for such Class for such Distribution Date, plus any Cumulative Interest Shortfall Amount for such Class remaining unpaid from any previous Distribution Date;

            (vi) to the Holders of each Class of Class M-2 Certificates (x) the related Class M-2 Principal Distribution Amount for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause
      (x) of Sections 4.02 (a)(y)(viii), (x) and (xii) and Sections 4.02(a)(z)(i) and (ii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates;

            (vii) to the holders of the Class M-3 Certificates related to such Loan Group, the Interest Distribution Amount for such Class for such Distribution Date, plus any Cumulative Interest Shortfall Amount for such Class remaining unpaid from any previous Distribution Date;

            (viii) to the Holders of the Class M-3 Certificates, an amount equal to (x) the related Class M-3 Principal Distribution Amount for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(y)(x) and (xii) and Sections 4.02(a)(z)(i) and (ii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates;

            (ix) to the holders of the Class B-1 Certificates, the Interest Distribution Amount for such Class for such Distribution Date, plus any Cumulative Interest Shortfall Amount for such Class remaining unpaid from any previous Distribution Date;

            (x) to the Holders of the Class B-1 Certificates, an amount equal to
      (x) the related Class B-1 Principal Distribution Amount for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(y)(xii) and Sections 4.02(a)(z)(i) and (ii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates;

            (xi) to the holders of the Class B-2 Certificates related to such Loan Group, the Interest Distribution Amount for such Class for such Distribution Date, plus any Cumulative Interest Shortfall Amount for such Class remaining unpaid from any previous Distribution Date;

            (xii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the related Class B-2 Principal Distribution Amount for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(z)(i) and (ii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates; and

      (z) the remaining Available Distribution Amounts with respect to both Loan Groups in the following order of priority:

            (i) to the holders of the Class B-3 Certificates, an amount equal to
      (x) the Class B-3 Interest Distribution Amount and the Class B-3 Cumulative Interest Shortfall Amount, minus (y) the amount of any Class A-P Collection Shortfalls for each Loan Group for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(z)(ii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of such Certificates;

            (ii) to the Holders of the Class B-3 Certificates, an amount equal to the (x) Subordinate Principal Distribution Amount for such Class of Certificates and each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates; and

            (iii) to the Class R-1 Certificates, the balance, if any, of the Available Distribution Amounts.

            (b) (X) prior to the Credit Support Depletion Date the Class A Principal Distribution Amount relating to Loan Group 1 will be distributed as follows:

            (i) first, to the Class 1 A-4 Certificates, an amount equal to the Lockout Percentage of the Class 1 A-4 Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Class 1 A Certificates) of the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

            (ii) second, to the Class R-1 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

            (iii) third, to the Class R-2 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

            (iv) fourth, to the Class 1 A-1 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

            (v) fifth, to the Class 1 A-2 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

            (vi) sixth, to the Class 1 A-3 Certificates, until the Certificate Principal Balance thereof is reduced to zero; and

            (vii) seventh, to the Class 1 A-4 Certificates, until the Certificate Principal Balance thereof is reduced to zero.

      (Y) Prior to the Credit Support Depletion Date, the Class A Principal Distribution Amount relating to Loan Group 2 will be distributed as follows:

            (i) first, to the Class 2 A-5 Certificates, an amount equal to the Lockout Percentage of the Class 2 A-5 Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Class 2 A Certificates) of the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

            (ii) second, concurrently as follows:

                  (A) 52.4105289476% sequentially to the Class 2 A-1 Certificates and Class 2 A-3 Certificates, in that order, and in each case until the Certificate Principal Balance thereof is reduced to zero; and

                  (B) 47.5894710524% sequentially to the Class 2 A-2 Certificates and Class 2 A-3 Certificates, in that order, and in each case until the Certificate Principal Balance thereof is reduced to zero;

            (iii) second, to the Class 2 A-4 Certificates, until the Certificate Principal Balance thereof is reduced to zero; and

            (iv) third, to the Class 2 A-5 Certificates, until the Certificate Principal Balance thereof is reduced to zero.

            (c) Prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of either of the Class 1 A Certificates or Class 2 A Certificates to zero, the other such Class of Certificates will be entitled to receive, in addition to any Mortgagor Prepayments related to such Certificates' respective Loan Group, 100% of the Mortgagor Prepayments on the Mortgage Loans in the other Loan Group, in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless (i) the Aggregate Subordinate Percentage is at least two times the initial Aggregate Subordinate Percentage and (ii) the outstanding Principal Balance of the Mortgage Loans in both Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50%. In addition, on any Distribution Date prior to the Credit Support Depletion Date on which the aggregate Certificate Principal Balance of the Class 1 A Certificates or Class 2 A Certificates, as applicable, is greater than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Discount Fraction of each Discount Mortgage Loan in the related Loan Group), in each case after giving effect to distributions to be made on such Distribution Date, 100% of the Mortgagor Prepayments allocable to the Class M and Class B Certificates on the Mortgage Loans in the other Loan Group will be distributed to such Class or Classes of Class 1 A Certificates or Class 2 A Certificates, as applicable, and in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such Class or Classes of Certificates is equal to or less than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Discount Fraction of each Discount Mortgage Loan in the related Loan Group).

            (d) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Class A Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the related Class A-P Certificates, (ii) the remaining Class A Principal Distribution Amount relating to Loan Group 1 will be distributed to the Class 1 A Certificates and Class R Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, and
(iii) the remaining Class A Principal Distribution Amount relating to Loan Group 2 will be distributed to the Class 2 A Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances.

            (e) The Trustee shall be responsible for the calculations with respect to distributions from the Certificate Account so long as the Trust Fund has not been terminated in accordance with this Agreement. All distributions made to Certificateholders of any Class on such Distribution Date will be made to the Certificateholders of the respective Class of record on the immediately preceding Record Date, except for the final distribution, which shall be made as provided in the form of Certificate. All distributions made to the Certificateholders shall be based upon the Percentage Interest represented by their respective Certificates. If on any Determination Date, the Trustee determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Trustee shall promptly send the final distribution notice to each Certificateholder specifying the manner in which the final distribution will be made.

            (f) Any Certificateholder shall be entitled to receive distributions hereunder on a Distribution Date (other than as provided in Section 10.02 respecting the final distribution) by wire transfer to the account specified in writing by the Certificateholder to the Trustee if the Initial Certificate Principal Balance evidenced by such Holder's Certificate is at least equal to $2,500,000 or the Percentage Interest thereof is 100%; provided, however, that any distribution in respect of any Certificate that is held by the Seller or the Servicer (regardless of Initial Certificate Balance) shall be paid by wire transfer if the Seller or Servicer, as applicable, has provided to the Trustee, in writing, the account for such wire transfer. In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Distribution Date on which wire transfers will commence. All other distributions shall be made by check payable to the Certificateholder mailed by first class mail to the address of such Certificateholder reflected in the Certificate Register.

            (g) On each Distribution Date the Trustee shall be deemed to withdraw from the Certificate Account (other than the amounts pursuant to clause
(A) and (B) below), which the Trustee shall withdraw and remit as provided therein) and remit:

      (A) an amount equal to the Available Distribution Amount for Loan Group 1 and pay such amount in the following order of priority:

            (i) to the holders of the Class Y-1 and Class Z-1 interests, the Class Y-1 and Class Z-1 Interest Distribution Amounts respectively and the Class Y-1 and Class Z-1 Cumulative Interest Shortfall Amounts respectively; provided that if the Available Distribution Amount is insufficient to make the full distributions of interest referred to in this clause, the Available Distribution Amount shall be distributed to the Class Y-1 and Class Z-1 interests pro rata based on such full amounts allocable to such Classes;

            (ii) to the Class Y-1 and Class Z-1 interests, the Class Y-1 Principal Distribution Amount and the Class Z-1 Principal Distribution Amount, respectively; and

            (iii) to the Class R-1 Certificates, the balance, if any, of the Available Distribution Amount for Loan Group 1.

      (B) an amount equal to the Available Distribution Amount for Loan Group 2 and pay such amount in the following order of priority:

            (i) to the holders of the Class Y-2 and Class Z-2 interests, the Class Y-2 and Class Z-2 Interest Distribution Amounts respectively and the Class Y-2 and Class Z-2 Cumulative Interest Shortfall Amounts respectively; provided that if the Available Distribution Amount is insufficient to make the full distributions of interest referred to in this clause, the Available Distribution Amount shall be distributed to the Class Y-2 and Class Z-2 interests pro rata based on such full amounts allocable to such Classes;

            (ii) to the Class Y-2 and Class Z-2 interests, the Class Y-2 Principal Distribution Amount and the Class Z-2 Principal Distribution Amount, respectively; and

            (iii) to the Class R-1 Certificates, the balance, if any, of the Available Distribution Amount for Loan Group 2.

      SECTION 4.03 Allocation of Realized Losses.

            Prior to each Distribution Date, based on the information provided by the Servicer in its monthly report, the Trustee shall determine the total of Realized Losses, if any, incurred with respect to the Mortgage Loans in each Loan Group during the previous Prepayment Period. On each Distribution Date, Realized Losses will be allocated after the distribution of principal and interest on such Distribution Date; provided, however, that if the Certificate Principal Balance of any Class of Certificates would be reduced to zero as a result of Realized Losses to be allocated on such Distribution Date if no funds were available for distributions on the Certificates, then Realized Losses will be allocated to such Class prior to the distribution of principal and interest. In every case, such Realized Losses shall be allocated (i) first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and (ii) the remaining Realized Losses (a) for Loan Group 1 will be allocated in the following order of priority: to the Class 1 B-2 Certificates, to the Class 1 B-1 Certificates, to the Class 1 M-3 Certificates, to the Class 1 M-2 Certificates, to the Class 1 M-1 Certificates, to the Class 2 B-2 Certificates, to the Class 2 B-1 Certificates, to the Class 2 M-3 Certificates, to the Class 2 M-2 Certificates, and to the Class 2 M-1 Certificates in each such case until the Certificate Principal Balance of such Class of Certificates is reduced to zero, and then to the Class 1 A-P Certificates, in an amount equal to the Discount Fraction of such Realized Loss if such Realized Loss was on a Discount Mortgage Loan, and finally, to the Class 1 A Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances; and (b) for Loan Group 2 will be allocated, in the following order of priority: to the Class 2 B-2 Certificates, to the Class 2 B-1 Certificates, to the Class 2 M-3 Certificates, to the Class 2 M-2 Certificates, to the Class 2 M-1 Certificates, to the Class 1 B-2 Certificates, to the Class 1 B-1 Certificates, to the Class 1 M-3 Certificates, to the Class 1 M-2 Certificates and to the Class 1 M-1 Certificates, in each such case until the Certificate Principal Balance of such Class of Certificates is reduced to zero, and then to the Class 2 A-P Certificates in an amount equal to the Discount Fraction of such Realized Loss if such Realized Loss was on a Discount Mortgage Loan, and finally to the Class 2 A Certificates on a pro rata basis in accordance with their respective Certificate Principal Balances; provided that on the Distribution Date on which the Certificate Principal Balance of the Class B-3 Certificates is reduced to zero, the Realized Losses not allocated to such Class will be allocated on a pro rata basis between the Class 1 B-2 Certificates and Class 2 B-2 Certificates in accordance with the respective amounts of Realized Losses for each Loan Group allocated to the Certificates on such Distribution Date.

            Realized Losses shall be allocated to the Class Y and Class Z interests as follows:

            (i) Realized Losses on Group 1 Loans shall be allocated, first, to the Class Y-1 interest to the extent of the Class Y-1 Principal Reduction Amount in reduction of the Certificate Principal Balance of such interest and, second, the remainder, if any, of such Realized Losses shall be allocated to the Class Z-1 interest in reduction of the Certificate Principal Balance thereof;

            (ii) Realized Losses on Group 2 Loans shall be allocated, first, to the Class Y-2 interest to the extent of the Class Y-2 Principal Reduction Amount in reduction of the Certificate Principal Balance of such interest and, second, the remainder, if any, of such Realized Losses shall be allocated to the Class Z-2 interest in reduction of the Certificate Principal Balance thereof.

            Except as provided in the following sentence, any allocation of the principal portion of Realized Losses to a Class of Certificates (or a Class of Class Y or Class Z interests) shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses to the Class B-3 Certificates shall also be made by operation of the definition of "Certificate Principal Balance." Allocations of the interest portions of Realized Losses shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

      SECTION 4.04 Monthly Statements to Certificateholders.

            (a) Not later than each Distribution Date, the Trustee shall prepare and the Trustee shall cause to be forwarded by mail to each Certificateholder, the Servicer, the Depositor, Bloomberg, and the Rating Agencies a statement setting forth the following information as to each Class of Certificates to the extent applicable

            (i) the amount of such distribution representing principal, separately identifying (1) the aggregate amount of any Mortgagor Prepayments included therein, (2) the portion of such distribution, if any, representing a Monthly Advance of principal, (3) the aggregate Certificate Principal Balance of each Class of Certificates, and (4) each Senior Percentage, Class M Percentage and Class B Percentage after giving effect to such distributions, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

            (ii) the amount of such distribution representing interest and the portion of such distribution, if any, representing a Monthly Advance of interest;

            (iii) the aggregate Principal Balances of the Mortgage Loans as of the close of business on such Distribution Date and the amount of Principal Prepayments and the aggregate Principal Balances of the Mortgage Loans repurchased by the Seller during the immediately preceding Prepayment Periods;

            (iv) the Servicing Fees retained by the Servicer;

            (v) the amount of Monthly Advances paid by the Servicer;

            (vi) the number and aggregate principal amounts of Mortgage Loans
      (A) delinquent (1) one month, (2) two months, (3) three months or more and
      (B) in foreclosure and (C) in bankruptcy;

            (vii) the book value (within the meaning of 12 C.F.R.ss. 571.13 or comparable provision) of any REO Property;

            (viii) the respective amounts, if any, of Realized Losses allocated to the respective Classes of Certificates with respect to such Distribution Date;

            (ix) all Monthly Advances recovered during the related Due Period and the extent of Monthly Advances remaining unreimbursed;

            (x) the amount of any tax imposed on a "prohibited transaction" of the Trust Fund as defined in Section 860F of the Code during the related Due Period;

            (xi) the amount of any reduction in Certificate Principal Balance, Cumulative Interest Shortfall Amount or Interest Distribution Amount for any Class attributable to the application of Realized Losses thereto on such Distribution Date;

            (xii) the Senior Accelerated Prepayment Percentage and the Senior Percentage applicable to such distribution;

            (xiii) the Subordinate Pass-Through Rate applicable for such Distribution Date;

            (xiv) the related Subordinate Principal Distribution Amount, if applicable;

            (xv) the aggregate principal balance of all Mortgage Loans which are the subject of substitution or purchase by the Seller pursuant to Section
      2.01. 2.02. 2.03, 2.04 or 3.12, during the month of such Distribution Date, together with the number of such Mortgage Loans removed and the amount of any resulting shortage deposited into the Custodial Account by the Seller or Servicer in such month;

            (xvi) the Cumulative Interest Shortfall Amount for each Class, as applicable; and

            (xvii) cumulative Realized Losses since the Delivery Date and for the three year period commencing on the Delivery Date.

            (b) Upon reasonable advance notice in writing, if required by federal regulation, the Trustee will provide to each Certificateholder that is a savings association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates and the Servicer shall cooperate with the Trustee in providing such information; provided, however, that the Trustee shall be entitled to be reimbursed by each such Certificateholder for the Trustee's actual expenses incurred in providing such reports and access. The Trustee will provide to any Certificateholder upon request the outstanding Certificate Principal Balances as of the date requested and, if then known by the Trustee, the outstanding Certificate Principal Balances after giving effect to any distribution to be made on the next following Distribution Date.

            (c) Upon the written request of any Certificateholder, the Trustee, as soon as reasonably practicable, shall provide the Certificateholder with such information as has been provided by the Depositor to the Trustee, for purposes of satisfying applicable information reporting requirements under Rule 144A.

      SECTION 4.05 Prepayment Interest Shortfalls and Relief Act Shortfalls.

            Prepayment Interest Shortfalls resulting in any Loan Group from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls occurring during the related Interest Accrual Period will be applied on the related Distribution Date to reduce the Interest Distribution Amount of (a) the Class 1 A, Class 1 M-1, Class 1 M-2, Class 1 M-3, Class 1 B-1 and Class 1 B-2

Certificates in the case of Loan Group 1, and (b) the Class 2 A, Class 2-M-1, Class 2 M-2, Class 2 M-3, Class 2 B-1 and Class 2 B-2 Certificates in the case of Loan Group 2, in proportion to the related Senior Percentage, Class M-1 Percentage or Class M-2 Percentage, Class M-3 Percentage, Class B-1 Percentage and Class B-2 Percentage for such Distribution Date of such shortfalls (and among the Class 1 A or Class 2 A Certificates on a pro rata basis in accordance with the amount of interest accrued during such Interest Accrual Period). The remainder of such shortfalls will be allocated to reduce the Interest Distribution Amount for the Class B-3 Certificates. Prepayment Interest Shortfalls resulting from a Principal Prepayment of a Mortgage Loan during any Prepayment Period and Relief Act Shortfalls will be applied to the Class Y and Class Z interests in the same manner as Realized Losses are applied.

                                   ARTICLE V

                                    ADVANCES

      SECTION 5.01 Monthly Advances by the Servicer.

            Subject to the conditions of this Article V, the Servicer, as required below, shall make a Monthly Advance to the Certificate Account, in the amount, if any, of the aggregate Monthly Payments less Prepayment Interest Shortfalls and Relief Act Shortfalls, after adjustment of the interest portion of each such Monthly Payment to the Net Mortgage Rate, on the Mortgage Loans that were due on the Due Date but that were not received and remitted to the Certificate Account on or prior to the Servicer Advance Date. The Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance, in the good faith judgment of the Servicer, will not be a Nonrecoverable Advance.

            On the Determination Date immediately preceding the related Distribution Date, the Servicer shall determine whether and to what extent any Mortgagor has failed to make any Monthly Payment due on the Due Date and whether such deficiencies, if advanced by the Servicer, would be a Nonrecoverable Advance. If the Servicer shall have determined that it is not obligated to make the entire Monthly Advance because all or a lesser portion of such Monthly Advance would not be recoverable by the Servicer from related Insurance Proceeds or Liquidation Proceeds (net of Liquidation Expenses), the Servicer shall deliver to the Trustee, not less than two Business Days prior to the related Distribution Date, for the benefit of the Certificateholders, a certificate of a Servicing Officer setting forth the reasons for such determination.

            In lieu of making all or a portion of any Monthly Advance, the Servicer may cause to be made an appropriate entry in its records relating to the Custodial Account that funds in such account, including but not limited to any amounts received in respect of scheduled principal and interest on any Mortgage due after the related Due Period, in excess of the Available Distribution Amount (less the amount of such Monthly Advance) for the related Distribution Date have been used by the Servicer in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the Servicer by deposit, in the manner set forth above, in the Custodial Account no later than the Servicer Advance Date to the extent that funds in the Custodial Account on such date are less than the amounts required to be distributed on the related Distribution Date. The Servicer shall be entitled to be reimbursed from the Custodial Account and the Certificate Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 3.09 and 4.01.

      SECTION 5.02 Advances for Attorneys' Fees.

            The Servicer shall make advances from time to time for attorneys' fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Loan or for any transaction in which the Trustee for the benefit of the Certificateholders is expected to receive a deed-in-lieu of foreclosure, unless the Servicer has made a good faith determination that such advances would be Nonrecoverable Advances. If the Servicer shall make a good faith determination that such advances would not be so recoverable, the Servicer shall promptly deliver to the Trustee a Certificate of a Servicing Officer setting forth the reasons for such determination. The Servicer shall be entitled to reimbursement for any such advance as provided in
Section 3.09 hereof.

      SECTION 5.03 Nonrecoverable Advances.

            The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer promptly delivered to the Trustee setting forth the reasons for such determination. Following the Trustee's receipt of such certificate, the Servicer shall be entitled to reimbursement for such Nonrecoverable Advance as provided in Section
3.09 and 4.01 hereof.

      SECTION 5.04 Advance Procedures.

            (a) If, on any Determination Date, the Servicer determines to make a Monthly Advance in accordance with Section 5.01, it shall make such Monthly Advance on or before noon, New York time, on the Business Day prior to the related Distribution Date (the "Servicer Advance Date"). The Servicer shall notify the Trustee of the aggregate amount of Monthly Advances for a Distribution Date on or before three Business Days prior to such Distribution Date. Any such Monthly Advance shall be included with the distribution on the related Distribution Date pursuant to Section 4.02.

            (b) In the event that the Servicer fails to make a Monthly Advance required to be made pursuant to Section 5.01 on or before the close of business, on the Servicer Advance Date, the Trustee shall on or before 12 noon, New York time on the next Business Day provide notice to the Servicer, by telephone and by writing (which may be by telecopy) of such failure and the amount of such failure and that continuance of such failure for a period of one Business Day thereafter will be an Event of Default.

                                   ARTICLE VI

                                THE CERTIFICATES

      SECTION 6.01 The Certificates.

            The Certificates shall be in substantially the forms set forth in Exhibits A, B, C and D hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

            The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

            Each Class of Class A and Class M Certificates will be in fully-registered form only in minimum denominations of a $25,000 Certificate Principal Balance (or, in the case of the Class 2 A-3 Certificates and Class 2 A-4 Certificates, denominations of a $1,000 Certificate Principal Balance) and integral multiples of $1 in excess thereof. The Class B Certificates will be in fully-registered form only in minimum denominations of $100,000 Certificate Principal Balance and integral multiples of $1 in excess thereof. Each Class of the Class R Certificates will be in minimum denominations of 20% percentage interest. Each Class of the Class Y and Class Z interests will be uncertificated.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      SECTION 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

            (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee will give prompt written notice to Certificateholders of any change in the location of the any such office or agency. The Trustee initially designates First Chicago Trust Company of New York, located at 14 Wall Street, New York, New York, for such purpose. The Certificate Register will be kept in Chicago, Illinois at the offices of the Trustee located at the Corporate Trust Office and may be kept in an electronic form capable of printing out a hard copy of the Certificate Register. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

            (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

            (d) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

            (e) No transfer of any Class B Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, either (i)(A) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee and the Certificateholder desiring to effect the transfer each certify to the Trustee in writing in the forms set forth in Exhibit H-1 and Exhibit H-2, respectively, the facts surrounding the transfer and (B) the Depositor or the Trustee may require an Opinion of Counsel reasonably satisfactory to the requesting party that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be required to be an expense of the Depositor or the Trustee or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee and the Depositor with an investment letter substantially in the form of Exhibit I attached hereto (or such other form as the Depositor in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee or the Depositor, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. Neither the Depositor nor the Trustee is obligated to register or qualify any Class B Certificate under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificate or interest without registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt, or is not made in accordance with federal and state laws.

            (f) No transfer of a Class M, Class B or Class R Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, to a trustee or other person acting on behalf of any such plan, or to any other person using "plan assets" to effect such acquisition, unless the prospective transferee of a Certificateholder desiring to transfer its Certificate provides the Trustee and the Depositor with a certification to the effect set forth in paragraph six of Exhibit H-1, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M Certificate or Class B Certificate, the following conditions are satisfied: (i) such transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company"). Notwithstanding the foregoing, a certification will not be required with respect to the transfer of any Class M Certificate to DTC, or for any subsequent transfer of any interest in a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Class M Certificate, a "Book-Entry Class M Certificate"). Any transferee of a Book-Entry Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such transferee is not a Plan Investor or (b) such transferee is a Complying Insurance Company. If any Class M Certificate (or any interest therein) is acquired or held in violation of the provisions of the preceding clause (b) of this Section 6.02(f), then the last preceding transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder thereof retroactive to the date of such transfer of such Class M Certificate. Any purported Certificateholder whose acquisition or holding of any Book-Entry Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 6.02(f) shall indemnify and hold harmless the Depositor, the Trustee, the Seller, the Servicer, and the REMIC Trust from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding. The Trustee shall be under no liability to any Person for making any payments due on any Certificate to such preceding transferee that is not a Plan Investor or a Complying Insurance Company).

            (g) Additional restrictions on transfers of the Class R Certificates to Disqualified Organizations are set forth below:

            (i) Each Person who has or who acquires any ownership interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
      (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class R Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any ownership interest in a Class R Certificate shall be other than a Disqualified Organization and shall promptly notify the Trustee of any change or impending change in its status as other than a Disqualified Organization.

                  (B) In connection with any proposed transfer of any ownership interest in a Class R Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the transfer of a Class R Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement" attached hereto as Exhibit J) from the proposed transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is not a non-U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class R Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this
            Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit K, from the Holder wishing to transfer a Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transferee Affidavit and
            Agreement by a proposed transferee under clause (B) above, if the Trustee has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class R Certificate to such proposed transferee shall be effected.

                  (D) Each Person holding or acquiring any ownership interest in a Class R Certificate agrees, by holding or acquiring such ownership interest, (1) to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit K, and (2) to obtain the express written consent of the Servicer prior to any transfer of such ownership interest, which consent may be withheld in the Servicer's sole discretion.

            (ii) The Trustee shall register the transfer of any Class R Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

            (iii) (A) If any Disqualified Organization shall become a Holder of a Class R Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. If any non-U.S. Person shall become a Holder of a Class R Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                  (B) If any purported transferee of a Class R Certificate shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the preceding Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported transferee shall promptly endorse and deliver a Class R Certificate in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its affiliates), expenses and taxes due, if any, shall be remitted by the Servicer to such purported transferee. The terms and conditions of any sale under this clause
(iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class R Certificate as a result of its exercise of such discretion.

            (iv) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is not other than a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Sections 1.860E-2(a)(5) or 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

            (v) The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Servicer, provided that there shall have been delivered to the Trustee the following:

                  (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of the Certificates; and

                  (B) a certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Servicer, to the effect that such modification, addition to or elimination of such provisions will not cause either Trust REMIC to cease to qualify as a REMIC and will not create a risk that (i) either Trust REMIC may be subject to an entity-level tax caused by the transfer of a Class R Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the transfer of applicable Class R Certificate to a Person which is not other than a Disqualified Organization.

            (vi) The following legend shall appear on each Class R Certificate:

            ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAXES IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND
            (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

            (h) The Trustee shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trustee shall not register the transfer of any Class R Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class R Certificate as set forth in this Section 6.02.

      SECTION 6.03 Mutilated, Destroyed, Lost or Stolen Certificates.

            If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      SECTION 6.04 Persons Deemed Owners.

            Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Trustee, and any agent of the Servicer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

      SECTION 6.05 Access to List of Certificateholders' Names and Addresses.

            (a) If three or more Certificateholders (i) request in writing from the Trustee a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and
(iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

            (b) The Servicer, so long as it is the Servicer hereunder, shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trustee promptly upon the request of the Servicer.

      SECTION 6.06 Maintenance of Office or Agency.

            The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates the office described in Section 9.11 as its office for such purpose. The Trustee will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

      SECTION 6.07 Book-Entry Certificates.

            Notwithstanding the foregoing, each class of the Class A and Class M Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. Such Class A and Class M Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder's interest in the Certificates, except as provided in Section 6.09. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

            (a) the provisions of this Section 6.07 shall be in full force and effect with respect to such Class A and Class M Certificates;

            (b) the Depositor and the Trustee may deal with the Clearing Agency for all purposes with respect to such Class A and Class M Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

            (c) to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section 6.07 shall control; and

            (d) the rights of the Beneficial Holders of such Class A and Class M Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Certificates to such Participants.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of each Class of such Class A and Class M Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates. The Clearing Agency may take conflicting actions with respect to each Class of such Class A and Class M Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

      SECTION 6.08 Notices to Clearing Agency.

            Whenever notice or other communication to the Holders of each Class of Class A and Class M Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of each Class of the Class A and Class M Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

      SECTION 6.09 Definitive Certificates.

            If (a) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to any or all of the Class A or Class M Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of each Class of Class A and Class M Certificates evidencing not less than 66-2/3% of the aggregate Certificate Principal Balance of such Class of the Class A and Class M Certificates advise the Trustee in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to such Class of the Class A and Class M Certificates, the Trustee shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trustee of the such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

                                  ARTICLE VII

                     THE DEPOSITOR, SELLER AND THE SERVICER

      SECTION 7.01 Liabilities of the Depositor, Seller and the Servicer.

            The Depositor, Seller and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

            It is understood and agreed that the obligation under this Agreement of the Seller or the Servicer to repurchase or substitute any Mortgage Loan as to which any breach of representation or warranty made in Section 2.01, 2.02,
2.03 or 2.04 of this Agreement or in Section 2 of the Mortgage Loan Purchase Agreement has occurred and is continuing shall constitute the sole and exclusive remedy respecting such breach available to the Depositor, the Certificateholders or the Trustee on their behalf so long as the Seller repurchases or substitutes any such Mortgage Loan and such Certificateholders shall not be entitled to any consequential damages.

            Without limiting the effect of the preceding paragraph, the Servicer shall defend and indemnify the Trust Fund, the Trustee, the Depositor, the Certificate Registrar, the Seller and the Certificateholders against any and all costs, expenses, losses, damages, claims or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) in respect of any breach of the Servicer's covenants, representations or warranties set forth herein or in respect of any action taken or omitted by the Servicer with respect to any Mortgage Loan constituting a failure by the Servicer to perform its obligations under this Agreement. This indemnity shall survive any Event of Default (but a Servicer's obligations under this Section 7.01 shall not relate to any actions of any predecessor or subsequent Servicer after an Event of Default) and any payment of the amount owing under, or any repurchase by the Servicer of, any such Mortgage Loan.

            Without limiting the effect of the second preceding paragraph, the Seller shall defend and indemnify the Trust Fund, the Trustee, the Depositor, the Certificate Registrar, the Servicer and the Certificateholders against any and all costs, expenses, losses, damages, claims or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) in respect of any breach of the Seller's covenants, representations or warranties set forth herein or in respect of any action taken or omitted by the Seller with respect to any Mortgage Loan constituting a failure by the Seller to perform its obligations under this Agreement. This indemnity shall survive any payment of the amount owing under, or any repurchase by the Seller of, any such Mortgage Loan.

            Any amounts received by the Trustee from the Seller or Servicer on behalf of the Trust Fund pursuant to this Article VII shall be deposited in the Certificate Account and shall be distributed as part of the Available Distribution Amount. If either the Seller or the Servicer has made any indemnity payments to the Trustee pursuant to this Article VII and the Trustee thereafter collects any of such amounts from others, the Trustee will repay such amounts collected to the Seller or Servicer, as applicable, together with any interest collected thereon.

      SECTION 7.02 Merger or Consolidation of the Depositor, the Seller or the Servicer.

            Subject to the next succeeding paragraph, the Depositor, the Seller and the Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any of the Seller, the Servicer or the Depositor may merge or consolidate with any Person, and any Person into which the Seller, the Servicer or the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Seller, Servicer or the Depositor, shall be the successor of the Seller, the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

            Notwithstanding anything else in this Section 7.02 or in Section
7.04 hereof to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement (except for the obligation of the Servicer or Seller to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.01, 2.02 or 2.04 hereof, which shall remain with Washington Mutual hereunder); provided, however, that the Servicer gives the Depositor and the Trustee notice of such assignment; and provided further, that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

      SECTION 7.03 Limitation on Liability of the Depositor, the Servicer and Others.

            Neither the Depositor nor the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer against any breach of representations or warranties made by it herein or protect the Depositor or the Servicer or any such person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that either the Depositor or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.

      SECTION 7.04 Servicer Not to Resign.

            The Servicer shall not resign from the obligations and duties imposed upon it hereunder except upon determination that such obligations and duties hereunder are no longer permissible under applicable law or except in connection with a permitted assignment pursuant to Section 7.02. Any such determination that the Servicer's obligations are no longer permissible shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. The Servicer shall give notice of any proposed resignation to the Trustee, the Certificateholders and the Rating Agencies. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with
Section 8.02 hereof or shall affect any obligation of the Seller hereunder.

      SECTION 7.05 Errors and Omissions Insurance; Fidelity Bonds.

            The Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

      SECTION 7.06 Seller and Servicer May Own Certificates.

            Each of the Seller and the Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or the Servicer, as the case may be.

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                                  ARTICLE VIII

                                     DEFAULT

      SECTION 8.01 Events of Default.

            "Event of Default", wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) any failure by the Servicer to remit to the Trustee any payment other than a Monthly Advance required to be made by the Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

            (b) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (except as set forth in (c) below) which failure (i) materially affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

            (c) if a representation or warranty set forth in Section 2.03 hereof shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured, or the affected Mortgage Loan shall not have been substituted for or repurchased, within 60 days (or, is such breach is not capable of being cured within 60 days and is not subject to the remedies set forth in Section 2.04 and provided that the Servicer believes in good faith that such breach can be cured and is diligently pursuing the cure thereof, within 120 days) after the date on which written notice thereof shall have been given to the Servicer and Seller by the Trustee for the benefit of the Certificateholders or by the Depositor; or

            (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

            (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (g) either Rating Agency shall lower or withdraw the outstanding rating of the Certificates because the existing or prospective financial condition or mortgage loan servicing capability of the Servicer is insufficient to maintain such outstanding rating; or

            (h) any failure of the Servicer to make any Monthly Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trustee pursuant to Section 5.04, which failure continues unremedied after the close of business on the Business Day immediately preceding the Distribution Date.

            If an Event of Default due to the actions or inaction of the Servicer described in clauses (a) through (g) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall, if so directed by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of the Servicer under this Agreement (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section 3.09 or 4.01).

            If an Event of Default described in clause (h) shall occur, the Trustee shall, prior to the next Distribution Date, terminate the rights and obligations of the Servicer hereunder (other than rights to reimbursement for Monthly Advances or other advances previously made, as provided in Section 3.09 or 4.01) and succeed to the rights and obligations of the Servicer hereunder pursuant to Section 8.02, including the obligation to make Monthly Advances on such Distribution Date pursuant to the terms hereof.

      SECTION 8.02 Trustee to Act; Appointment of Successor.

            On and after the time the Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of Section 3.06 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided that neither the Trustee nor any other successor to the Servicer pursuant to this Section 8.02 shall be deemed to have made any representation or warranty made by the Servicer, shall be obligated to effect any repurchase or substitute of any Mortgage Loan, or shall have any responsibility for an act or omission of any predecessor Servicer. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the related Custodial Account if the Servicer had continued to act hereunder (except that the terminated Servicer shall retain the right to be reimbursed for advances (including, without limitation, Monthly Advances) theretofore made by the Servicer with respect to which it would be entitled to be reimbursed if it had not been so terminated as Servicer). Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with this Section 8.02, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations with respect to Monthly Advances), appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            The Servicer that has been terminated shall, at the request of the Trustee but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Sub-Servicing Agreement to the assuming party.

            The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or thereafter received with respect to the Mortgage Loans and the Servicer Mortgage Files.

            Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or
(iii) deliver the Servicer Mortgage Files to the Trustee as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

            Any successor to the Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 7.05 hereof. No termination of the Servicer shall have any affect on the obligations of the Seller hereunder.

      SECTION 8.03 Notification to Certificateholders.

            (a) Upon any termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

            (b) Within 2 Business Days after its notice of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders and the Rating Agencies notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

      SECTION 8.04 Waiver of Events of Default.

            The Holders representing at least 66-2/3% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default, provided, however, that (a) a default or Event of Default under clause (a) or (h) of Section 8.01 may be waived only by Holders of Certificates of 66-2/3 of the Class affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

      SECTION 9.01 Duties of Trustee.

            The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured and not waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

            (a) prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (b) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent or acted in bad faith or with willful misfeasance;

            (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

            (d) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Except with respect to an Event of Default described in clause (a) of Section 8.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from the Servicer, the Depositor or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

            The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer, upon receipt, any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

      SECTION 9.02 Certain Matters Affecting the Trustee.

            (a) Except as otherwise provided in Section 9.01:

            (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of Servicing Officers, auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Trustee may consult with counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

            (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid by the Servicer in the event that such investigation relates to an Event of Default by the Servicer, if an Event of Default by the Servicer shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

            (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys;

            (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

            (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement.

            (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

      SECTION 9.03 Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor, the Seller or the Servicer of any funds paid to the Depositor, the Seller or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Seller or the Servicer.

      SECTION 9.04 Trustee May Own Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties with the same rights as it would have if it were not the Trustee.

      SECTION 9.05 Trustee's Compensation and Expenses.

            As compensation for its services hereunder, the Trustee shall be entitled to the Trustee Float. In the event that the Servicer fails to remit amounts that it is required to remit to the Certificate Account hereunder on the Business Day prior to each Distribution Date hereunder, it shall pay to the Trustee, from its own funds, an amount equal to the Trustee Float with respect to such Distribution Date, as certified in writing by the Trustee to the Servicer and agreed to by the Servicer. The Servicer shall also pay, from its own funds, the Trustee any additional amounts as may be agreed upon between the Trustee and the Servicer from time to time. Any payment hereunder made by the Servicer to the Trustee, other than any amount to be paid from the Certificate Account pursuant to this Section 9.05, shall be paid from the Servicer's own funds, without reimbursement from the Trust Fund therefor.

            The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (a) incurred in connection with any legal action relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder and (b) resulting from the exercise of any power of attorney granted by the Trustee in accordance with this Agreement. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

      SECTION 9.06 Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and the Servicer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both Moody's and Duff and Phelps or such lower ratings as will not cause Moody's or Duff and Phelps to lower their then-current ratings of the Class A Certificates, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section
9.07 hereof.

      SECTION 9.07 Resignation and Removal of Trustee.

            The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Seller and the Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (b) acceptance by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section
9.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Depositor, with the consent of the Servicer, may remove the Trustee and, with the consent of the Servicer, appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Servicer.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

      SECTION 9.08 Successor Trustee.

            If the Trustee resigns pursuant to Section 9.07, the Depositor, with the consent of the Servicer, shall appoint a successor trustee that satisfies the requirements of Section 9.06. Any successor trustee appointed as provided in
Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

            No successor trustee shall accept appointment as provided in this
Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and shall not adversely affect the then current rating of the Certificates.

            Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

      SECTION 9.09 Merger or Consolidation of Trustee.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      SECTION 9.10 Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 9.08.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (b) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

            (c) the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      SECTION 9.11 Office of the Trustee.

            The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

      SECTION 9.12 Tax Returns, 1934 Act Reporting, Other Data.

            (a) The Servicer, upon request, will furnish the Trustee with all such information in the possession of the Servicer as may be reasonably required in connection with the preparation by the Trustee of all tax and information returns of the Trust Fund, and the Trustee shall sign such returns. The Servicer shall indemnify the Trustee for all reasonable costs, including legal fees, related to errors in such tax returns due to errors in information provided by the Servicer.

            (b) The Trustee shall prepare all reports on behalf of the Trust Fund, including, but not limited to, all Forms 8-K, Forms 10-K and, when applicable, a Form 15 that are required under the 1934 Act. The Trustee shall continue to file all Forms 8-K and Forms 10-K with respect to the Trust Fund until directed by the Depositor in writing to discontinue such filings

            (c) The Trustee will provide all information to Bloomberg that is necessary to have the information regarding the Certificates and the transaction posted on Bloomberg and the Trustee will provide Bloomberg with all necessary information (including information regarding the Mortgage Loans) for Bloomberg to update information necessary regarding the Certificates and the transaction on Bloomberg.

                                   ARTICLE X

                                   TERMINATION

      SECTION 10.01 Termination upon Liquidation or Repurchase of all Mortgage Loans.

            The obligations and responsibilities of the Servicer, the Seller, the Depositor and the Trustee created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

            (a) the repurchase by the Servicer at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, which repurchase right the Servicer may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Mortgage Loans at the time of the repurchase is less than or equal to 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; and

            (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement.

            The Mortgage Loan Repurchase Price for any such Optional Termination of the Trust Fund shall be equal to the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Net Mortgage Rate with respect to each Mortgage Loan through the last day of the month of such repurchase, plus any sums on account of such Mortgage Loan that have been advanced by the Servicer and are reimbursable to the Servicer hereunder (including the Principal Balance of each Mortgage Loan that was secured by any REO Property); provided, however, that if the Servicer shall so choose, the Servicer may remit the Mortgage Loan Repurchase Price net of advances that would otherwise be reimbursable to the Servicer and the Servicer would have no further entitlement to reimbursement for such advances. The Trustee shall give notice to the Rating Agencies of the Servicer's election to purchase the Mortgage Loans pursuant to this Section
10.01 and of the Optional Termination Date.

      SECTION 10.02 Procedure Upon Optional or Other Final Termination.

            (a) In case of any Optional Termination pursuant to Section 10.01, the Servicer shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee of such Optional Termination Date and of the applicable repurchase price of the Mortgage Loans to be repurchased.

            (b) Any repurchase of the Mortgage Loans by the Servicer shall be made on an Optional Termination Date by deposit of the applicable repurchase price into the Certificate Account, as applicable, before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officers' Certificate of the Servicer certifying as to the deposit of such repurchase price into the Certificate Account, the Servicer shall prepare and the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Servicer execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be necessary, to vest title in the Servicer in the Mortgage Loans so repurchased and shall transfer or deliver to the Servicer the repurchased Mortgage Loans. Any distributions on the Mortgage Loans received by the Trustee subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to the Servicer.

            (c) Notice of the Distribution Date on which the Servicer anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), shall be given promptly by the Servicer to the Trustee and by the Trustee by first class mail to Holders of the affected Certificates. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

            (d) In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

      SECTION 10.03 Additional Termination Requirements.

            (a) In the event the Servicer exercises its purchase option pursuant to Section 10.01, each Trust REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust REMICs to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the Trust REMICs, as described in Section 860F of the Code, or
(ii) cause the Trust REMICs to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (A) within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer under Section 10.02, the Holder of the Class R-1 and Class R-2 Certificates shall adopt a plan of complete liquidation of the Trust REMICs and specify the first day of the applicable 90-day liquidation period in a statement attached to the Trust Fund's final tax return pursuant to Treasury Regulations Section 1.860F-1, and satisfy (or cause to be satisfied) all of the requirements of a qualified liquidation under the REMIC Provisions; and

            (B) at or after the time of adoption of any such plan of complete liquidation for the Trust REMICs at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Servicer for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

            (b) By its acceptance of a Class R-1 and Class R-2 Certificate, the Holders thereof hereby agree to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Trust REMICs.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      SECTION 11.01 Amendment.

            (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller and the Trustee without the consent of any of the Certificateholders,

            (i) to cure any ambiguity,

            (ii) to correct or supplement any provisions herein that may be inconsistent with any other provisions herein,

            (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust REMICs as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of the Trust REMICs as REMICs or adversely affect in any material respect the interests of any Certificateholder,

            (iv) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event, or

            (v) To add appropriate restrictions and legends to any of the Class A or Class M Certificates that are no longer registered under the 1933 Act.

            (b) This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of this Section 11.01 amendment without the consent of 100% of the Holders of Certificates, or (vi) terminate this Agreement or the Trust Fund created hereunder other than as provided in Article X hereof without the consent of 100% of the Holders of Certificates.

            It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (c) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agencies.

            (d) Prior to the execution of any amendment to this Agreement, the Trustee shall receive an Opinion of Counsel that any such amendment is authorized by and permitted hereunder and that it will not cause an Adverse REMIC Event.

      SECTION 11.02 Recordation of Agreement; Counterparts.

            (a) This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the Servicer at its expense on direction of the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust Fund.

            (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      SECTION 11.03 Governing Law.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 11.04 Intention of Parties.

            (a) It is the express intent of the Depositor, the Seller, the Servicer and the Trustee that the conveyance by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement and the conveyance by the Depositor to the Trustee and by the Seller to the Trustee as provided for in
Section 2.01 of each of the Seller's and Depositor's right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by the Seller to the Depositor and by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that either conveyance be deemed to be a pledge of the Mortgage by the Seller to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of the Seller or the Depositor, or if for any reason the Mortgage Loan Purchase Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section
2.01 shall be deemed to be a grant by the Seller and the Depositor to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller's and the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of the Trust Fund, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Mortgage Files, and including any Replacement Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Custodial Account; (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G) all cash and non-cash proceeds of any of the foregoing;
(iii) the possession or control by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be possession or control by the secured party, or possession or control by a purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 or 9-115 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement, (ii) all other obligations of the Seller and the Depositor under this Agreement and the Mortgage Loan Purchase Agreement and (iii) the right of the Certificateholders to the Mortgage Loans.

            (b) The Seller and the Depositor, and, at the Depositor's direction, the Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other Trust Fund property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Servicer shall file, at its expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, (ii) such other statements as may be occasioned by any transfer of any interest of the Servicer or the Depositor in any Mortgage Loan; and filings necessary as a result in any change in the UCC.

      SECTION 11.05 Notices.

            In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of the final payment of any amounts owing to a Class of Certificates; (c) any Event of Default under this Agreement; and (d) in the event any Mortgage Loan is repurchased in accordance with this Agreement.

            All directions, demands and notices hereunder shall be in writing (except where also required to be given telephonically) and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, New York, New York 10010, Attention: President; (ii) in the case of the Trustee, Bank One, National Association, 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Global trust Services or such other address as may hereafter be furnished to the Depositor, the Seller and the Servicer in writing by the Trustee; (iv) in the case of the Seller or Servicer, Washington Mutual Bank, FA, 540 E. Main Street, Stockton, California 95290, Attention: Jess G. Almanza and to 9451 Corbin Avenue, Northridge, California 91324, Attention:
Gabriel V. Barroso (with a copy to 9200 Oakdale Avenue, Chatsworth, California 91311, Attention: Fay L. Chapman, General Counsel); and (iv) in the case of the Rating Agencies, Moody's Investors Service, 99 Church Street, New York, New York 10007, Attention: Mortgage-Backed Securities Rating Group and Duff & Phelps Credit Rating Co. 17 State Street, New York, New York 10004, Attention: Mortgage Backed Securities Ratings Group. Notices given by telecopy shall be deemed received when request is confirmed by telephone. Notices of default are also required to be given by registered mail. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

      SECTION 11.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      SECTION 11.07 Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided herein, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby shall have given its written consent, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      SECTION 11.08 Certificates Nonassessable and Fully Paid.

            It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the th day of December, 1999.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                          SECURITIES CORP., as Depositor

                                        By:_____________________________________
                                           Name:  Kari A. Skilbred
                                           Title: Vice President


                                        WASHINGTON MUTUAL BANK, FA,
                                        as Seller and Servicer

                                        By:_____________________________________
                                           Name:
                                           Title: Vice President


                                        BANK ONE, NATIONAL ASSOCIATION,
                                         not in its individual capacity, but
                                         solely as Trustee

                                        By:_____________________________________
                                           Name:
                                           Title: Vice President

STATE OF ILLINOIS      )
                       :  ss.:
COUNTY OF [        ]   )

            On this ___th day of December, 1999, before me, personally appeared
[   ], known to me to be a Vice President of Bank One, National Association, the
national association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national association, and acknowledged to me that such national association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK        )
                         :  ss.:
COUNTY OF NEW YORK       )

            On the ___th day of December 1999, before me, personally appeared Kari A. Skilbred, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

[NOTARIAL SEAL]

STATE OF WASHINGTON      )
                         :  ss.:
COUNTY OF [  ]           )

            On the ___th day of December, 1999, before me, a Notary Public in and for said State, personally appeared [ ], known to me to be a the [ ] of Washington Mutual Bank, FA, the federally chartered savings association, that executed the within instrument and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that such bank executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

[NOTARIAL SEAL]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% CPR (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS _________% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $0.__ PER $1,000 OF INITIAL NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

            NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

            1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR
      (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

            2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(F) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE SERVICER, THE SELLER AND THE REMIC TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.]

      WASHINGTON MUTUAL BANK, FA. MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

 SERIES 1999-WM3, CLASS [1 A-1] [1 A-2] [1 A-3] [1 A-4] [1 A-P] [2 A-1] [2 A-2]
                        [2 A-3] [2 A-4] [2 A-5] [2 A-P]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ______                $______________            INITIAL AGGREGATE CLASS
                                                       [1 A-1] [1 A-2] [1 A-3]
                                                       [1 A-4] [1 A-P] [2 A-1]
                                                       [2 A-2] [2 A-3] [2 A-4]
                                                       [2 A-5] [2 A-P]
                                                       CERTIFICATE PRINCIPAL
                                                       BALANCE

Certificate No. [1 A-1] [1  $______________            INITIAL CERTIFICATE
A-2] [1 A-3] [1 A-4] [1                                PRINCIPAL BALANCE OF
A-P] [2 A-1] [2 A-2] [2                                THIS CERTIFICATE
A-3] [2 A-4] [2 A-5] [2
A-P]-____

First Distribution Date:                               Scheduled Final
January 19, 2000                                       Distribution Date:
                                                       November 19, 2029

            THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Agreement"), among the Depositor, Bank One, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3 (the "Certificates"), which is comprised of the following twenty-four
Classes: Class 1 A-1, Class 1 A-2, Class 1 A-3, Class 1 A-4, Class 1 A-P, Class 2 A-1, Class 2 A-2, Class 2 A-3, Class 2 A-4, Class 2 A-5, Class 2 A-P, Class 1 M-1, Class 1 M-2, Class 1 M-3, Class 2 M-1, Class 2 M-2, Class 2 M-3, Class 1 B-1, Class 1 B-2, Class 2 B-1, Class 2 B-2, Class B-3, Class R-1 and Class R-2. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the

Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

            This Class A Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [1 A-1] [1 A-2] [1 A-3] [1 A-4] [1 A-P] [2 A-1] [2 A-2] [2 A-3] [2 A-4] [2 A-5] [2 A-P] Certificates, both as set forth above.

            The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a "Distribution Date"), or if such day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class [1 A-1] [1 A-2] [1 A-3] [1 A-4] [1 A-P] [2 A-1] [2 A-2]
[2 A-3] [2 A-4] [2 A-5] [2 A-P] Certificates on such Distribution Date.

            Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds one or more of this Class of Certificates with an aggregate initial Certificate Principal Balance of at least $2,500,000 or all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

            The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or
(vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of

100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-1 Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-2 Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Class [1 A-1] [1 A-2] [1 A-3] [1 A-4] [1 A-P] [2 A-1] [2 A-2] [2
A-3] [2 A-4] [2 A-5] [2 A-P] Certificates will be issued in fully registered form in minimum denominations of [$25,000] [$1,000] Certificate Principal Balance and in integral multiples of $1 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

            No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

            The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (iii) the distributions to Certificateholders of all amounts required to be distributed pursuant to the Agreement. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

            The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                        BANK ONE, NATIONAL ASSOCIATION
                                         solely as Trustee and not individually


                                        By:_____________________________________
                                           Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: _____________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee


By:________________________________
   Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

            I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Dated:_____________________________

___________________________________     ________________________________________
Social Security or other                Signature by or on behalf of
Tax Identification No. of               assignor (signature must be signed
Assignee                                as registered)


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for the information of the
Servicer:

            Distribution shall be made by check mailed to ______________________ ___________________________________________________________, or if the aggregate
Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to _________________________________________________________________________ the
account of , account number _______________. This information is provided by the assignee named above, or its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% CPR (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS _________% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $0.__ PER $1,000 OF INITIAL NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

            NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION,

EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

            1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR
      (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

            2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

            ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 6.02(F) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE SERVICER, THE SELLER AND THE REMIC TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

       WASHINGTON MUTUAL BANK, FA MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

     SERIES 1999-WM3, CLASS [1 M-1] [1 M-2] [1 M-3] [2 M-1] [2 M-2] [2 M-3]

Evidencing an undivided interest in the interest portion of a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                            $_________                 INITIAL AGGREGATE CLASS
                                                       [1 M-1] [1 M-2] [1 M-3]
                                                       [2 M-1] [2 M-2] [2 M-3]
                                                       CERTIFICATE PRINCIPAL
                                                       BALANCE

Certificate No. [1 M-1]     100%                       INITIAL CERTIFICATE
[1 M-2] [1 M-3] [2 M-1]                                PRINCIPAL BALANCE OF
[2 M-2] [2 M-3]-____                                   THIS CERTIFICATE

First Distribution Date:                               Scheduled Final
January 19, 2000                                       Distribution Date:
                                                       November 19, 2029

            THIS CERTIFIES THAT CEDE & CO. is the registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Agreement"), among the Depositor, Bank One, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3 (the "Certificates"), which is comprised of the following twenty-four
Classes: Class 1 A-1, Class 1 A-2, Class 1 A-3, Class 1 A-4, Class 1 A-P, Class 2 A-1, Class 2 A-2, Class 2 A-3, Class 2 A-4, Class 2 A-5, Class 2 A-P, Class 1 M-1, Class 1 M-2, Class 1 M-3, Class 2 M-1, Class 2 M-2, Class 2 M-3, Class 1 B-1, Class 1 B-2, Class 2 B-1, Class 2 B-2, Class B-3, Class R-1 and Class R-2. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

            This Class M Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [1 M-1] [1 M-2] [1 M-3]
[2 M-1] [2 M-2] [2 M-3] Certificates, both as set forth above.

            The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a "Distribution Date"), or if such day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class [1 M-1] [1 M-2] [1 M-3] [2 M-1] [2 M-2] [2 M-3]
Certificates on such Distribution Date.

            Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

            The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or
(vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-1 Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-2 Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Class M Certificates will be issued in fully registered form in minimum denominations of 25,000 Certificate Principal Balance and in integral multiples of $1 in excess of such amount. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

            No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

            The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (iii) the distributions to Certificateholders of all amounts required to be distributed pursuant to the Agreement. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

            The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this

Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                        BANK ONE, NATIONAL ASSOCIATION,
                                         solely as Trustee and not individually


                                        By:_____________________________________
                                           Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: _____________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee


By:________________________________
   Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

            I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Dated: ____________________________

___________________________________     ________________________________________
Social Security or other                Signature by or on behalf of
Tax Identification No. of               assignor (signature must be signed
Assignee                                as registered)


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for the information of the
Servicer:

            Distribution shall be made by check mailed to ______________________ _________________________________________________________________________, or if
the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ________________________________ the account of , account number ____________________. This information is provided by the assignee named above, or its agent.

                                    EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02 OF THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 23, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% CPR (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL NOTIONAL AMOUNT, THE YIELD TO MATURITY IS _________% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $0.__ PER $1,000 OF INITIAL NOTIONAL AMOUNT, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE UNLESS THE TRANSFEREE PROVIDES A CERTIFICATION PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE.

       WASHINGTON MUTUAL BANK, FA MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

          SERIES 1999-WM3, CLASS [1 B-1] [1 B-2] [2 B-1] [2 B-2] [B-3]

Evidencing an undivided interest in the interest portion of a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

                   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                            $______ INITIAL AGGREGATE CLASS [1 B-1] [1 B-2] [2 B-1]
                                                       [2 B-2] [B-3]
                                                       CERTIFICATE PRINCIPAL
                                                       BALANCE

Certificate No. [1 B-1]     100%                       INITIAL CERTIFICATE
[1 B-2] [2 B-1] [2 B-2]                                PRINCIPAL BALANCE OF
[B-3]-___                                              THIS CERTIFICATE

First Distribution Date:                               Scheduled Final
January 19, 2000                                       Distribution Date:
                                                       November 19, 2029

            THIS CERTIFIES THAT __________________________________________is the
registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Agreement"), among the Depositor, Bank One, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3 (the "Certificates"), which is comprised of the following twenty-four
Classes: Class 1 A-1, Class 1 A-2, Class 1 A-3, Class 1 A-4, Class 1 A-P, Class 2 A-1, Class 2 A-2, Class 2 A-3, Class 2 A-4, Class 2 A-5, Class 2 A-P, Class 1 M-1, Class 1 M-2, Class 1 M-3, Class 2 M-1, Class 2 M-2, Class 2 M-3, Class 1 B-1, Class 1 B-2, Class 2 B-1, Class 2 B-2, Class B-3, Class R-1 and Class R-2. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans, (v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and
(vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

            This Class B Certificate represents a Percentage Interest equal to the Initial Certificate Principal Balance of this Certificate divided by the Initial Certificate Principal Balance of the Class [1 B-1] [1 B-2] [2 B-1] [2 B-2] [B-3] Certificates, both as set forth above.

            The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a Distribution Date"), or if such day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the [1 B-1] [1 B-2] [2 B-1] [2 B-2] [B-3] Certificates on such Distribution Date.

            Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if such Holder holds all of the Certificates of this Class, by wire transfer in immediately available funds to the account of such Certificateholder designated in writing to the Trustee at least five Business Days prior to the applicable Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

            The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or
(vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-1 Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-2 Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Class B Certificates will be issued in fully registered form in minimum denominations of $100,000 Certificate Principal Balance and in integral multiples of $1 in excess of such amount; provided, however, that one Certificate of the Class B-3 Certificates may be issued in such other amount as is required so that the aggregate of such Class of Certificates equals its respective aggregate Certificate Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Certificate Principal Balance, as requested by the Holder surrendering the same.

            No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

            The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (iii) the distributions to Certificateholders of all amounts required to be distributed pursuant to the Agreement. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

            The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                        BANK ONE, NATIONAL ASSOCIATION,
                                         solely as Trustee and not individually


                                        By:_____________________________________
                                           Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date:______________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee


By:________________________________
   Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

            I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Dated: ____________________________

___________________________________     ________________________________________
Social Security or other                Signature by or on behalf of
Tax Identification No. of               assignor (signature must be signed
Assignee                                as registered)


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for the information of the
Servicer:

            Distribution shall be made by check mailed to ______________________ _________________________________________________________________________, or if
the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ________________________________ the account of , account number ___________. This information is provided by the assignee named above, or its agent.

                                    EXHIBIT D

                      FORM OF CLASS [R-1][R-2] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., WASHINGTON MUTUAL BANK, FA OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS [R-1][R-2] CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAXES IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775 OF THE CODE OR ANY ORGANIZATION DESCRIBED IN
SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, AND (3) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE.

                           WASHINGTON MUTUAL BANK, FA

                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE

                        SERIES 1999-WM3, CLASS [R-1][R-2]

Evidencing an undivided interest in a Trust Fund whose assets consist of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family, residential real properties and certain other property held in trust transferred by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CUSIP ______________        100%                       PERCENTAGE INTEREST
                                                       REPRESENTED BY THIS
                                                       CERTIFICATE

Certificate No. [R-1][R-2]-___                         Scheduled Final
First Distribution Date:                               Distribution Date:
January 19, 2000                                       November 19, 2029

            THIS CERTIFIES THAT _________________________________________ is the
registered owner of a beneficial interest in the Trust Fund referred to below consisting of a pool of fixed-rate mortgage loans secured by first liens on one- to four-family residential real properties (the "Mortgage Loans") and certain other property held in trust transferred to the Trust Fund by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), and certain related property. The Trust Fund was created pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1999 (the "Agreement"), among the Depositor, Bank One, National Association, as trustee (the "Trustee", which term includes any successor entity under the Agreement) and Washington Mutual Bank, FA., as seller and servicer, a summary of certain of the pertinent provisions of which is set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate is one of a duly authorized issue of certificates by Credit Suisse First Boston Mortgage Securities Corp. designated as the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3 (the "Certificates"), which is comprised of the following twenty-four
Classes: Class 1 A-1, Class 1 A-2, Class 1 A-3, Class 1 A-4, Class 1 A-P, Class 2 A-1, Class 2 A-2, Class 2 A-3, Class 2 A-4, Class 2 A-5, Class 2 A-P, Class 1 M-1, Class 1 M-2, Class 1 M-3, Class 2 M-1, Class 2 M-2, Class 2 M-3, Class 1 B-1, Class 1 B-2, Class 2 B-1, Class 2 B-2, Class B-3, Class R-1 and Class R-2. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor and the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Trust Fund, which Trust Fund consists of, among other things, (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of certain amounts in accordance with the provisions of the Agreement, (ii) REO Property, (iii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of any investment earnings thereon, (iv) the interest of the Trust Fund in any insurance policies with respect to the Mortgage Loans,

(v) the rights of the Depositor assigned to the Trustee pursuant to Section 2.01 of the Agreement, and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

            The Trustee shall distribute from the Certificate Account, to the extent of available funds, on the 19th day of each month (each, a "Distribution Date"), or it such day is not a Business Day, the next succeeding Business Day, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (each, a "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to the Class [R-1][R-2] Certificates on such Distribution Date.

            Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made to Certificateholders.

            The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Principal Balance of the Mortgage Loans specified in Section 10.01(a) of the Agreement relating to optional termination of the Trust Fund without the consent of 100% of the Holders of Certificates, (v) modify the provisions of Section 11.01 of the Agreement without the consent of 100% of the Holders of Certificates, or
(vi) terminate the Agreement or the Trust Fund created hereunder other than as provided in Article X of the Agreement without the consent of 100% of the Holders of Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Servicer, the Seller and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. At any time that any of the Class of Certificates are outstanding, 99% of all Voting Rights will be allocated to the Holders of the Certificates (other than the Class R Certificates), in proportion to their then outstanding Certificate Principal Balances and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-1 Certificates and 0.5% of all Voting Rights will be allocated to the Holders of the Class R-2 Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee designated therefor, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Class [R-1][R-2] Certificates will be issued in fully registered form in minimum Percentage Interests of 20% and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized Percentage Interests evidencing a like aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for such registrations of transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent thereof shall be affected by notice to the contrary.

            Pursuant to the Agreement, the Depositor will make an election to treat each Trust REMIC as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class R-1 Certificates will be the "residual interest" in the Trust REMIC I, the Class R-2 Certificates will be the "residual interest" in the Trust REMIC II and all other Classes of Certificates will constitute the "regular interests" in the Trust REMIC II.

            The obligations and responsibilities of the Servicer, the Seller, Depositor and the Trustee created by the Agreement will terminate upon the earlier of (a) the purchase by the Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates, or (b) the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (iii) the distributions to Certificateholders of all amounts required to be distributed pursuant to the Agreement. As provided in the Agreement, the right to purchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than or equal to 10% of the aggregate Principal Balances thereof as of the Cut-off Date.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning. If the terms hereof are inconsistent with the Agreement, the Agreement shall control.

            Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

            The recitals contained herein shall be taken as statements of the Depositor and not of the Trustee. The Trustee assumes no responsibility for the correctness of the statements contained in this Certificate and makes no representation as to the validity or sufficiency of the Agreement, this Certificate, any Mortgage Loan or any related document.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

                                        BANK ONE, NATIONAL ASSOCIATION,
                                         solely as Trustee and not individually


                                        By:_____________________________________
                                           Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: _____________________________

BANK ONE, NATIONAL ASSOCIATION,
as Trustee


By:________________________________
   Authorized Officer

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

            I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Percentage Interest and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Dated: ____________________________

___________________________________     ________________________________________
Social Security or other                Signature by or on behalf of
Tax Identification No. of               assignor (signature must be signed
Assignee                                as registered)


                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for the information of the
Servicer:

            Distribution shall be made by check mailed to ______________________ _________________________________________________________________________, or if
the aggregate Initial Certificate Principal Balance of Certificates of this Class held by the Holder is at least $2,500,000 or the Percentage Interest within such Class is 100%, and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to _______________________________________________
the account of , account number ______________. This information is provided by the assignee named above, or its agent.

                                    EXHIBIT E

                           SCHEDULE OF MORTGAGE LOANS

Group   Loan ID          Street                   City             State   Zip Code       Original  Remaining  Original     Current
                                                                                            Term       Term    Balance      Balance
1       12213732  66      CORAL LAKE          IRVINE                 CA      92614          360        339    332000.00    317382.76
1       12226429  333  15TH ST                BOULDER                CO      80302          360        349    428000.00    424212.93
1       12235206  711  SPRING ST              SANTA CRUZ             CA      95030          360        341    389500.00    383814.72
1       12238416  655  REBECCA DR             BOULDER CREEK          CA      95006          360        350    418000.00    413874.57
1       12238986  240  PACIFIC AVE            BROOKDALE              CA      95007          360        350    414900.00    411654.19
1       12239620  1426  GLACIER DR            SAN JOSE               CA      95118          360        349    275764.00    273383.60
1       12239794  613  COAST RANGE DR         SCOTTS VALLEY          CA      95066          360        349    262500.00    260091.51
1       12239877  144  MONTCLAIR DR           SANTA CRUZ             CA      95060          360        349    300000.00    297324.12
1       12252854  7601  N MONTE               FRESNO                 CA      93711          360        348    450000.00    445644.69
1       12256806  23235   W PALOMA BLANCA DR  MALIBU                 CA      90265          360        340    495000.00    487199.75
1       12261319  7563  CAMINITO AVOLA        LA JOLLA               CA      92037          360        341    436500.00    429986.25
1       12262127  1844    SEA VISTA PL        SAN MARCOS             CA      92069          360        348    318727.00    315859.95
1       12297750  5  CONSTITUTION DR          CORTE MADERA           CA      94925          360        351    300000.00    297995.41
1       12297776  10  STIRRUP LN              NOVATO                 CA      94947          360        351    315000.00    312709.11
1       12298154  11  SAN CARLOS WAY          NOVATO                 CA      94945          360        351    264000.00    262101.01
1       12298303  299  BOLINAS RD             FAIRFAX                CA      94930          360        352    275000.00    273170.74
1       12298352  126  WILD HORSE VALLEY DR   NOVATO                 CA      94947          360        352    480000.00    476871.43
1       12298360  137  HILLSIDE DR            FAIRFAX                CA      94930          360        352    304000.00    301934.12
1       12298964  268  RICARDO RD             MILL VALLEY            CA      94941          360        352    374000.00    371673.70
1       12298998  99  CLEVELAND LN            PETALUMA               CA      94952          360        353    280000.00    278443.05
1       12299491  10  ST JOHN CT              NOVATO                 CA      94947          360        353    258000.00    256565.37
1       12318150  25516  ARIA DR              MISSION VIEJO          CA      92692          360        343    290000.00    286058.43
1       12340527  5821  HALLECK               SAN JOSE               CA      95123          360        341    278350.00    274196.33
1       12358453  120  25TH ST & B UNIT A     NEWPORT BEACH          CA      92663          360        343    325000.00    318913.02
1       12843967  74  MOUNTAIN VIEW AVE       MILL VALLEY            CA      94941          360        344    475000.00    468794.85
1       12845848  816  N MARIA                REDONDO BEACH          CA      90277          360        341    424000.00    417672.73
1       12854618  78800  CABRILLO WAY         LA QUINTA              CA      92253          360        349    313200.00    305857.85
1       12974226  23363  CAMFORD PL           VALENCIA               CA      91354          360        343    500000.00    493219.20
1       12975488  5319  W GOLDENWOOD DR       INGLEWOOD              CA      90302          360        350    287000.00    284754.74
1       13046701  326  PARSONS LANDING        LONG BEACH             CA      90803          360        342    450500.00    443996.79
1       13053137  533  COMSTOCK DR            TIBURON                CA      94920          360        340    356500.00    350606.75
1       13059100  16834  JENNIFER DR          OCCIDENTAL             CA      95465          360        348    400000.00    394717.22
Group   Loan ID   Gross   Servicing Fee  First pay  Current   Original       Appraisal    Property Type              Occupancy
                   Rate         Rate        Date      P&I       LTV           Amount                                    Code
1       12213732  7.25000      0.25000   4/1/1998   2264.83     80.00        415000.00 Condominium                     Primary
1       12226429  7.25000      0.25000   2/1/1999   2919.71     62.94        680000.00 Single Family Residence         Primary
1       12235206  7.62500      0.62500   6/1/1998   2756.86     95.00        410000.00 Single Family Residence         Primary
1       12238416  7.25000      0.25000   3/1/1999   2851.50     69.67        600000.00 Single Family Residence         Primary
1       12238986  7.37500      0.37500   3/1/1999   2865.61     68.02        610000.00 Single Family Residence         Primary
1       12239620  7.37500      0.37500   2/1/1999   1904.63     72.19        382000.00 Single Family Residence         Primary
1       12239794  7.25000      0.25000   2/1/1999   1790.71     73.94        355000.00 Single Family Residence         Primary
1       12239877  7.25000      0.25000   2/1/1999   2046.53     67.42        445000.00 Single Family Residence         Primary
1       12252854  7.25000      0.25000   1/1/1999   3069.79     90.00        500000.00 Single Family Residence         Primary
1       12256806  7.50000      0.50000   5/1/1998   3461.11     86.84        570000.00 Single Family Residence         Primary
1       12261319  7.50000      0.50000   6/1/1998   3052.07     87.30        500000.00 Single Family Residence         Primary
1       12262127  7.62500      0.62500   1/1/1999   2255.93     94.86        336000.00 Single Family Residence         Primary
1       12297750  7.62500      0.62500   4/1/1999   2123.38     66.67        450000.00 Single Family Residence         Primary
1       12297776  7.25000      0.25000   4/1/1999   2148.86     51.22        615000.00 Single Family Residence         Primary
1       12298154  7.25000      0.25000   4/1/1999   1800.95     78.81        335000.00 Single Family Residence         Primary
1       12298303  7.25000      0.25000   5/1/1999   1875.98     73.33        375000.00 Single Family Residence         Primary
1       12298352  7.37500      0.37500   5/1/1999   3315.24     78.69        610000.00 Single Family Residence         Primary
1       12298360  7.25000      0.25000   5/1/1999   2073.82     80.00        380000.00 Single Family Residence         Primary
1       12298964  7.37500      0.37500   5/1/1999   2583.13     68.00        550000.00 Single Family Residence         Primary
1       12298998  7.25000      0.25000   6/1/1999   1910.09     89.89        311500.00 Single Family Residence         Primary
1       12299491  7.25000      0.25000   6/1/1999   1760.01     75.00        344000.00 Single Family Residence         Primary
1       12318150  7.37500      0.37500   8/1/1998   2002.96     63.74        455000.00 Single Family Residence         Primary
1       12340527  7.50000      0.50000   6/1/1998   1946.26     95.00        293000.00 Single Family Residence         Primary
1       12358453  7.37500      0.37500   8/1/1998   2244.69     72.22        450000.00 2-Family                        Primary
1       12843967  7.25000      0.25000   9/1/1998   3240.34     67.86        700000.00 Single Family Residence         Primary
1       12845848  7.50000      0.50000   6/1/1998   2964.67     89.83        472000.00 Single Family Residence         Primary
1       12854618  7.37500      0.37500   2/1/1999   2163.19     80.00        391500.00 Single Family Residence         Second
1       12974226  7.50000      0.50000   8/1/1998   3496.07     86.21        580000.00 Single Family Residence         Primary
1       12975488  7.37500      0.37500   3/1/1999   1982.24     77.57        370000.00 Single Family Residence         Primary
1       13046701  7.37500      0.37500   7/1/1998   3111.48     85.00        530000.00 Single Family Residence         Primary
1       13053137  7.25000      0.25000   5/1/1998   2431.96     41.94        850000.00 Single Family Residence         Primary
1       13059100  7.50000      0.50000   1/1/1999   2796.86     78.43        510000.00 Single Family Residence         Primary
Group   Loan ID       Purpose
                       Code
1       12213732  Purpose
1       12226429  Rate/Term Refinance
1       12235206  Purpose
1       12238416  Rate/Term Refinance
1       12238986  Cash-Out Refinance
1       12239620  Rate/Term Refinance
1       12239794  Cash-Out Refinance
1       12239877  Cash-Out Refinance
1       12252854  Purpose
1       12256806  Rate/Term Refinance
1       12261319  Purpose
1       12262127  Purpose
1       12297750  Cash-Out Refinance
1       12297776  Cash-Out Refinance
1       12298154  Cash-Out Refinance
1       12298303  Cash-Out Refinance
1       12298352  Cash-Out Refinance
1       12298360  Rate/Term Refinance
1       12298964  Rate/Term Refinance
1       12298998  Purpose
1       12299491  Cash-Out Refinance
1       12318150  Cash-Out Refinance
1       12340527  Purpose
1       12358453  Cash-Out Refinance
1       12843967  Cash-Out Refinance
1       12845848  Purpose
1       12854618  Purpose
1       12974226  Purpose
1       12975488  Rate/Term Refinance
1       13046701  Rate/Term Refinance
1       13053137  Rate/Term Refinance
1       13059100  Purpose

1       13059779  1183  LOS ROBLES            SANTA PAULA            CA      93060          360        350    280000.00    277809.54
1       13060835  2795  AVENIDA DE            CAMARILLO              CA      93010          360        352    472000.00    469064.26
1       13062039  669  HOLLY RD               OJAI                   CA      93023          360        353    257600.00    256202.34
1       13062708  2437  KENTIA ST             OXNARD                 CA      93030          360        355    296000.00    294859.91
1       13148705  23034  EDENTON PL           VALENCIA               CA      91354          360        348    252000.00    246913.03
1       13152897  5440  FIG AVE               MANTECA                CA      95337          360        344    284000.00    276456.18
1       13158613  196  HIDDEN LAKE LN         OLYMPIC VALLEY         CA      96146          360        348    600000.00    594468.96
1       13174925  13  HALSEY                  LAGUNA NIGUEL          CA      92677          360        347    413000.00    408760.63
1       13187844  17620  VINELAND CT          MONTE SERENO           CA      95030          360        343    600000.00    592039.48
1       13194931  2821  PALOS VERDES DR W     PALOS VERDES ESTATES   CA      90274          360        342    480000.00    471484.18
1       13219480  947  ELIZABETH DR           SANTA CLARA            CA      95050          360        344    247500.00    244419.19
1       13339320  1  COURSAN                  LAGUNA NIGUEL          CA      92677          360        348    314000.00    310960.96
1       13340658  530  CASCADE DR             MILL VALLEY            CA      94941          360        345    315000.00    311245.73
1       13345285  25231  AZALEA CT            SALINAS                CA      93908          360        348    251750.00    249371.69
1       13395918  2060  ELISE WAY             SANTA BARBARA          CA      93109          360        341    346500.00    341075.41
1       13407044  4698  PASEO DE LA VISTA     BONITA                 CA      91902          360        349    388000.00    384650.74
1       13414867  400  HICKORY HILL DR        ENCINITAS              CA      92024          360        349    409360.00    405826.34
1       13434915  1015  E MOUNTAIN DR         SANTA BARBARA          CA      93108          360        344   1300000.00   1283818.21
1       13438908  19  FLAXWOOD                IRVINE                 CA      92614          360        345    250000.00    247089.17
1       13568654  1616  PASEO DEL MAR         PALOS VERDES ESTATES   CA      90274          360        348    830000.00    801314.52
1       13582432  20741  DEVONSHIRE ST        LOS ANGELES            CA      91311          360        344    298000.00    293415.22
1       13598909  3531  WESTFALL DR           LOS ANGELES            CA      91436          360        345    460000.00    454383.66
1       13658869  7970  NOBLE CT              ARVADA                 CO      80007          360        352    383979.00    381648.74
1       13659222  4171  S HAMPTON CIRCLE      BOULDER                CO      80301          360        349    397500.00    391170.63
1       13668512  63  MANCHESTER ST           SAN FRANCISCO          CA      94110          360        344    335000.00    319727.98
1       13669163  887  DOUGLAS ST             SAN FRANCISCO          CA      94114          360        350    350000.00    347122.47
1       13681762  1325  CRESTHAVEN DR         PASADENA               CA      91105          360        348    359000.00    355525.43
1       13682455  17820  ORNA DR              GRANADA HILLS          CA      91344          360        349    432000.00    428178.97
1       13689518  9528  BROADMOOR DR          SAN RAMON              CA      94583          360        348    288750.00    285727.01
1       13689997  5734  FELICIA AVE           LIVERMORE              CA      94550          360        349    320800.00    318030.76
1       13690706  4207  DIAVILA AVE           PLEASANTON             CA      94588          360        350    274000.00    271803.51
1       13808696  TORRES  E SIDE OF TORRES ST CARMEL                 CA      93921          360        349    380000.00    376719.75
1       13809058  2721  POINT DEL MAR AVE     CORONA DEL MAR         CA      92625          360        348    440000.00    435843.75
1       13809165  19672  TORRES WAY           TRABUCO CANYON         CA      92679          360        350    284500.00    282169.87
1       13809223  2231  MESA DR               NEWPORT BEACH          CA      92660          360        349    258000.00    255604.30
1       13059779  7.37500      0.37500   3/1/1999   1933.89     94.92        295000.00 Single Family Residence         Primary
1       13060835  7.37500      0.37500   5/1/1999   3259.98     89.31        528500.00 Single Family Residence         Primary
1       13062039  7.37500      0.37500   6/1/1999   1779.18     80.00        322000.00 Single Family Residence         Primary
1       13062708  7.37500      0.37500   8/1/1999   2044.40     80.00        370000.00 Single Family Residence         Primary
1       13148705  7.25000      0.25000   1/1/1999   1719.08     66.32        380000.00 Single Family Residence         Primary
1       13152897  7.25000      0.25000   9/1/1998   1937.38     80.00        355000.00 Single Family Residence         Primary
1       13158613  7.50000      0.50000   1/1/1999   4195.29     57.14       1050000.00 Single Family Residence         Primary
1       13174925  7.37500      0.37500  12/1/1998   2852.48     70.00        590000.00 Single Family Residence         Primary
1       13187844  7.50000      0.50000   8/1/1998   4195.29     68.57        875000.00 Single Family Residence         Primary
1       13194931  7.25000      0.25000   7/1/1998   3274.45     80.00        600000.00 Single Family Residence         Primary
1       13219480  7.50000      0.50000   9/1/1998   1730.56     78.57        315000.00 Single Family Residence         Primary
1       13339320  7.25000      0.25000   1/1/1999   2142.03     73.02        430000.00 Single Family Residence         Primary
1       13340658  7.37500      0.37500  10/1/1998   2175.63     68.48        460000.00 Single Family Residence         Investor
1       13345285  7.37500      0.37500   1/1/1999   1738.77     95.00        265000.00 Single Family Residence         Primary
1       13395918  7.25000      0.25000   6/1/1998   2363.73     90.00        385000.00 2-Family                        Primary
1       13407044  7.37500      0.37500   2/1/1999   2679.82     80.00        485000.00 Single Family Residence         Primary
1       13414867  7.37500      0.37500   2/1/1999   2827.35     79.95        512000.00 Single Family Residence         Primary
1       13434915  7.50000      0.50000   9/1/1998   9089.79     47.99       2708750.00 Single Family Residence         Primary
1       13438908  7.50000      0.50000  10/1/1998   1748.04     78.13        320000.00 Single Family Residence         Primary
1       13568654  7.50000      0.50000   1/1/1999   5803.47     59.29       1400000.00 Single Family Residence         Primary
1       13582432  7.50000      0.50000   9/1/1998   2083.66     66.97        445000.00 Single Family Residence         Primary
1       13598909  7.25000      0.25000  10/1/1998   3138.01     73.02        630000.00 Single Family Residence         Primary
1       13658869  7.50000      0.50000   5/1/1999   2684.84     80.00        480000.00 Single Family Residence         Primary
1       13659222  7.37500      0.37500   2/1/1999   2745.43     75.00        530000.00 Single Family Residence         Primary
1       13668512  7.37500      0.37500   9/1/1998   2313.76     73.63        455000.00 2-Family                        Primary
1       13669163  7.25000      0.25000   3/1/1999   2387.62     72.92        480000.00 Single Family Residence         Primary
1       13681762  7.25000      0.25000   1/1/1999   2449.01     89.97        399000.00 Single Family Residence         Primary
1       13682455  7.25000      0.25000   2/1/1999   2947.00     80.00        540000.00 Single Family Residence         Primary
1       13689518  7.25000      0.25000   1/1/1999   1969.78     75.00        385000.00 Single Family Residence         Primary
1       13689997  7.37500      0.37500   2/1/1999   2215.69     80.00        401000.00 Single Family Residence         Primary
1       13690706  7.25000      0.25000   3/1/1999   1869.16     75.07        365000.00 Single Family Residence         Primary
1       13808696  7.37500      0.37500   2/1/1999   2624.57     66.67        570000.00 Single Family Residence         Primary
1       13809058  7.37500      0.37500   1/1/1999   3038.97     74.58        590000.00 Single Family Residence         Primary
1       13809165  7.25000      0.25000   3/1/1999   1940.79     66.94        425000.00 Single Family Residence         Primary
1       13809223  7.37500      0.37500   2/1/1999   1781.94     79.38        325000.00 Single Family Residence         Primary
1       13059779  Rate/Term Refinance
1       13060835  Purpose
1       13062039  Purpose
1       13062708  Purpose
1       13148705  Rate/Term Refinance
1       13152897  Rate/Term Refinance
1       13158613  Cash-Out Refinance
1       13174925  Purpose
1       13187844  Cash-Out Refinance
1       13194931  Rate/Term Refinance
1       13219480  Purpose
1       13339320  Cash-Out Refinance
1       13340658  Cash-Out Refinance
1       13345285  Purpose
1       13395918  Purpose
1       13407044  Rate/Term Refinance
1       13414867  Purpose
1       13434915  Purpose
1       13438908  Cash-Out Refinance
1       13568654  Rate/Term Refinance
1       13582432  Rate/Term Refinance
1       13598909  Cash-Out Refinance
1       13658869  Purpose
1       13659222  Cash-Out Refinance
1       13668512  Rate/Term Refinance
1       13669163  Cash-Out Refinance
1       13681762  Purpose
1       13682455  Purpose
1       13689518  Cash-Out Refinance
1       13689997  Purpose
1       13690706  Rate/Term Refinance
1       13808696  Cash-Out Refinance
1       13809058  Rate/Term Refinance
1       13809165  Rate/Term Refinance
1       13809223  Rate/Term Refinance

1       13809397  2996  W SNEAD PL            TUSTIN                 CA      92782          360        348    315000.00    312096.18
1       13809470  27  AUGUSTA LN              NEWPORT BEACH          CA      92660          360        348    500000.00    494587.98
1       13809611  2  CHAPARRAL CT             LAS FLORES             CA      92688          360        350    365000.00    362022.49
1       13809660  159  CYPRESS DR             LAKE ARROWHEAD         CA      92352          360        348    348000.00    344791.97
1       13825492  9698  ORTANO LN             CYPRESS                CA      90603          360        350    401250.00    396436.44
1       13825534  24953  HACIENDA LN          NEWHALL                CA      91321          360        348    390000.00    386316.06
1       13829890  36  GINGHAM ST              TRABUCO CANYON         CA      92679          360        349    262000.00    259682.63
1       13830708  522  BOULEVARD WAY          PIEDMONT               CA      94610          360        349    340000.00    335307.27
1       13842638  15353  IRON CANYON          SANTA CLARITA          CA      91351          360        349    245000.00    242832.97
1       13867312  3720  S DOLPHIN ST          SAN PEDRO              CA      90731          360        349    374000.00    370849.63
1       13867882  5949  SHORT ST              YORBA LINDA            CA      92886          360        348    323000.00    320022.49
1       13938618  2112  CALIFORNIA ST         SAN FRANCISCO          CA      94122          360        349    446850.00    442992.77
1       13938972  557  SAN MARIO DR           SOLANA BEACH           CA      92705          360        344    453750.00    448237.51
1       13953310  9846  N 50TH ST             PARADISE VALLEY        AZ      85253          360        351    294000.00    291885.26
1       13955281  775  EL MEDIO AVE           PACIFIC PALISADES      CA      90272          360        348    340000.00    336819.70
1       13956230  3455  WADE ST               LOS ANGELES            CA      90066          360        349    420000.00    416285.10
1       13969274  2931  BREAKWATER WAY        LONGMONT               CO      80503          360        349    480000.00    475127.11
1       13970181  2450  WILLOW CREEK DR       BOULDER                CO      80301          360        350    300000.00    297595.03
1       13983341  164  DEWITT CT              EL CAJON               CA      92020          360        348    288000.00    285345.10
1       13986401  24315  DELTA DR             DIAMOND BAR            CA      91765          360        348    302000.00    299056.16
1       14056063  4120  NAGLE AVE             SHERMAN OAKS           CA      91423          360        346    284000.00    280850.67
1       14061733  5644  SPINNAKER BAY DR      LONG BEACH             CA      90803          360        349    443800.00    439601.16
1       14070536  929  NORTHWOOD UNIT 5       INCLINE VILLAGE        NV      89451          360        355    280000.00    278894.61
1       14070577  2192  SLAUGHTERHOUSE CRK    GLENBROOK              NV      89413          360        354    480000.00    477719.09
1       14070593  1491  HAMILTON AVE          PALO ALTO              CA      94301          360        354    520000.00    517529.03
1       14086706  10701  CULL CANYON RD       CASTRO VALLEY          CA      94552          360        344    450000.00    443768.22
1       14095368  710  BALTUSROL DR           APTOS                  CA      95003          360        350    376000.00    373058.49
1       14095731  2170  AMBER AVE             SANTA CRUZ             CA      95062          360        352    344850.00    342705.07
1       14176655  2210  WESTWIND RD           LAS VEGAS              NV      89102          360        347    288000.00    284971.02
1       14490395  17825  OSAGE AVE            TORRANCE               CA      90504          360        348    308000.00    303998.85
1       14549653  1061-1  S OGDEN DR          LOS ANGELES            CA      90019          360        348    324000.00    320864.16
1       14559702  19081  CALLAWAY CIRCLE      HUNTINGTON BEACH       CA      92648          360        350    364700.00    361776.37
1       14559942  4167  WARNER AVE UNIT 105   HUNTINGTON BEACH       CA      92649          360        351    284000.00    281957.20
1       14560213  2824  VIA PACHECO           PALOS VERDES ESTATES   CA      90274          360        348    500000.00    495160.74
1       14561674  14  DEL REY CT              SAN CARLOS             CA      94070          360        344    435000.00    428458.54
1       13809397  7.50000      0.50000   1/1/1999   2202.53     78.75        400000.00 Condominium                     Primary
1       13809470  7.37500      0.37500   1/1/1999   3453.38     40.00       1250000.00 Single Family Residence         Primary
1       13809611  7.25000      0.25000   3/1/1999   2489.94     56.15        650000.00 Single Family Residence         Primary
1       13809660  7.50000      0.50000   1/1/1999   2433.27     80.00        435000.00 Single Family Residence         Second
1       13825492  7.25000      0.25000   3/1/1999   2737.23     75.00        535000.00 Single Family Residence         Primary
1       13825534  7.37500      0.37500   1/1/1999   2693.63     75.00        520000.00 Single Family Residence         Primary
1       13829890  7.25000      0.25000   2/1/1999   1787.30     74.86        350000.00 Single Family Residence         Primary
1       13830708  7.25000      0.25000   2/1/1999   2319.40     56.67        600000.00 Single Family Residence         Primary
1       13842638  7.25000      0.25000   2/1/1999   1671.33     65.33        375000.00 Single Family Residence         Primary
1       13867312  7.50000      0.50000   2/1/1999   2615.06     74.80        500000.00 Single Family Residence         Second
1       13867882  7.50000      0.50000   1/1/1999   2258.46     54.29        595000.00 Single Family Residence         Primary
1       13938618  7.37500      0.37500   2/1/1999   3086.28     90.00        496500.00 Condominium                     Primary
1       13938972  7.62500      0.62500   9/1/1998   3211.61     75.00        605000.00 Single Family Residence         Primary
1       13953310  7.25000      0.25000   4/1/1999   2005.60     79.46        370000.00 Single Family Residence         Primary
1       13955281  7.50000      0.50000   1/1/1999   2377.33     42.50        800000.00 Single Family Residence         Primary
1       13956230  7.25000      0.25000   2/1/1999   2865.14     70.00        600000.00 Single Family Residence         Primary
1       13969274  7.50000      0.50000   2/1/1999   3356.23     80.00        600000.00 Single Family Residence         Primary
1       13970181  7.25000      0.25000   3/1/1999   2046.53     35.29        850000.00 Single Family Residence         Primary
1       13983341  7.50000      0.50000   1/1/1999   2013.74     80.00        360000.00 Single Family Residence         Primary
1       13986401  7.50000      0.50000   1/1/1999   2111.63     74.57        405000.00 Single Family Residence         Primary
1       14056063  7.37500      0.37500  11/1/1998   1961.52     80.00        355000.00 Single Family Residence         Investor
1       14061733  7.37500      0.37500   2/1/1999   3065.22     72.16        615000.00 Single Family Residence         Primary
1       14070536  7.25000      0.25000   8/1/1999   1910.09     74.67        375000.00 Condominium                     Primary
1       14070577  7.25000      0.25000   7/1/1999   3274.45     80.00        600000.00 Single Family Residence         Second
1       14070593  7.25000      0.25000   7/1/1999   3547.32     36.62       1420000.00 Single Family Residence         Primary
1       14086706  7.37500      0.37500   9/1/1998   3108.04     75.00        600000.00 Single Family Residence         Primary
1       14095368  7.37500      0.37500   3/1/1999   2596.94     78.33        480000.00 Single Family Residence         Primary
1       14095731  7.37500      0.37500   5/1/1999   2381.79     95.00        363000.00 Single Family Residence         Primary
1       14176655  7.25000      0.25000  12/1/1998   1964.67     90.00        320000.00 Single Family Residence         Primary
1       14490395  7.50000      0.50000   1/1/1999   2153.58     80.00        385000.00 Single Family Residence         Primary
1       14549653  7.25000      0.25000   1/1/1999   2210.25     79.02        410000.00 2-Family                        Primary
1       14559702  7.25000      0.25000   3/1/1999   2487.90     70.00        521000.00 Single Family Residence         Primary
1       14559942  7.25000      0.25000   4/1/1999   1937.38     80.00        355000.00 Condominium                     Primary
1       14560213  7.25000      0.25000   1/1/1999   3410.88     71.43        700000.00 Single Family Residence         Primary
1       14561674  7.25000      0.25000   9/1/1998   2967.47     75.00        580000.00 Single Family Residence         Primary
1       13809397  Cash-Out Refinance
1       13809470  Cash-Out Refinance
1       13809611  Cash-Out Refinance
1       13809660  Purpose
1       13825492  Cash-Out Refinance
1       13825534  Cash-Out Refinance
1       13829890  Cash-Out Refinance
1       13830708  Cash-Out Refinance
1       13842638  Rate/Term Refinance
1       13867312  Rate/Term Refinance
1       13867882  Cash-Out Refinance
1       13938618  Purpose
1       13938972  Cash-Out Refinance
1       13953310  Purpose
1       13955281  Cash-Out Refinance
1       13956230  Cash-Out Refinance
1       13969274  Rate/Term Refinance
1       13970181  Cash-Out Refinance
1       13983341  Rate/Term Refinance
1       13986401  Rate/Term Refinance
1       14056063  Purpose
1       14061733  Rate/Term Refinance
1       14070536  Purpose
1       14070577  Purpose
1       14070593  Cash-Out Refinance
1       14086706  Cash-Out Refinance
1       14095368  Rate/Term Refinance
1       14095731  Purpose
1       14176655  Rate/Term Refinance
1       14490395  Rate/Term Refinance
1       14549653  Purpose
1       14559702  Purpose
1       14559942  Rate/Term Refinance
1       14560213  Cash-Out Refinance
1       14561674  Cash-Out Refinance

1       14562722  10081  SYCAMORE CIRCLE      VILLA PARK             CA      92667          360        351    644000.00    637203.33
1       14562987  70810  TAMARISK LN          RANCHO MIRAGE          CA      92270          360        353    534600.00    531627.32
1       14586291  1134  E PALM ST             ALTADENA               CA      91001          360        344    500000.00    493925.51
1       14587422  5104  PESTO WAY             AGOURA                 CA      91301          360        351    313200.00    309106.83
1       14998991  1654  TAHOE DR              MILPITAS               CA      95035          360        348    272650.00    270136.59
1       14999106  1432  HOLLENBECK AVE        SUNNYVALE              CA      94087          360        348    288000.00    285240.63
1       15001555  2384  REDLANDS DR           NEWPORT BEACH          CA      92660          360        349    503500.00    499361.71
1       15011620  25  EMPEROR WAY             NAPA                   CA      94558          360        348    375000.00    362354.69
1       15019177  29802  VISTA DEL ARROYO     AGOURA HILLS           CA      91301          360        344    520000.00    513368.82
1       15023674  3676  WOODSIDE TERRACE      FREMONT                CA      94539          360        345    605000.00    597962.09
1       15027204  3022  LUEDKE PL             SAN JOSE               CA      95111          360        347    269990.00    264775.88
1       15034697  3570  CRESTMOOR DR          SAN BRUNO              CA      94066          360        344    374250.00    369348.91
1       15035454  1255  KENWOOD RD            SANTA BARBARA          CA      93109          360        349    250000.00    247841.94
1       15035892  925  VERONICA SPRINGS RD    SANTA BARBARA          CA      93105          360        349    277500.00    275061.68
1       15036189  222  MEIGS RD UNIT 15       SANTA BARBARA          CA      93109          360        349    330000.00    325947.25
1       15043912  7207  SEASHORE DR           NEWPORT BEACH          CA      92663          360        350    572000.00    567414.55
1       15044142  12742  BARRETT LN           SANTA ANA              CA      92705          360        353    260000.00    258589.31
1       15044365  1212  CERCA                 SAN CLEMENTE           CA      92673          360        351    282400.00    280368.68
1       15044423  1  SMOKETHORN               DOVE CANYON            CA      92679          360        349    435000.00    431152.38
1       15044662  2132  ASHINGTON DR          GLENDALE               CA      91206          360        350    355000.00    352222.77
1       15049182  9940  TOPEKA DR             LOS ANGELES            CA      91324          360        350    259000.00    256678.35
1       15049448  5011  CARTHAGE WAY          AGOURA                 CA      91301          360        349    316000.00    305638.61
1       15056708  17  VISTA AVE               PIEDMONT               CA      94611          360        348    400000.00    396128.51
1       15060437  33775  E CARMEL VALLEY RD   CARMEL VALLEY          CA      93924          360        350    479000.00    475168.61
1       15144926  1374  WILLOW BUD DR         DIAMOND BAR            CA      91789          240        229    245000.00    239978.07
1       15161300  5362  EAST RR RIDGE CIRCLE  ANAHEIM                CA      92807          360        351    250000.00    248201.77
1       15161664  21068  VIA FRANCISCO        YORBA                  CA      92887          360        351    324750.00    318774.99
1       15170202  477  S COUNTRY HILL RD      ANAHEIM                CA      92808          360        353    329000.00    323694.39
1       15170335  3425  FAIRMONT BLVD         YORBA LINDA            CA      92886          360        355    370000.00    368609.78
1       15170913  310  N MANSFIELD AVE+       LOS ANGELES            CA      90036          360        353    498000.00    495298.04
1       15171390  605  LOYOLA AVE             CARSON                 CA      90746          360        353    253000.00    251627.29
1       15171481  2425  E WILDWOOD CANYON DR  GLENDORA               CA      91740          360        352    280000.00    278214.77
1       15171556  3327  KNOXVILLE AVE         LONG BEACH             CA      90808          360        352    250100.00    247480.17
1       15171887  1832  ANITA CREST DR        ARCADIA                CA      91006          360        352    500000.00    496812.84
1       15173271  1090  SUMMITRIDGE DR        DIAMOND BAR            CA      91765          360        353    283000.00    281464.56
1       14562722  7.25000      0.25000   4/1/1999   4393.22     60.75       1060000.00 Single Family Residence         Primary
1       14562987  7.25000      0.25000   6/1/1999   3646.91     78.04        685000.00 Single Family Residence         Primary
1       14586291  7.62500      0.62500   9/1/1998   3538.97     58.82        850000.00 Single Family Residence         Primary
1       14587422  7.25000      0.25000   4/1/1999   2136.58     77.91        402000.00 Single Family Residence         Primary
1       14998991  7.50000      0.50000   1/1/1999   1906.41     95.00        287000.00 Single Family Residence         Primary
1       14999106  7.37500      0.37500   1/1/1999   1989.14     49.40        583000.00 Single Family Residence         Primary
1       15001555  7.62500      0.62500   2/1/1999   3563.73     69.93        720000.00 Single Family Residence         Primary
1       15011620  7.25000      0.25000   1/1/1999   2558.16     75.76        495000.00 Single Family Residence         Primary
1       15019177  7.37500      0.37500   9/1/1998   3591.51     64.20        810000.00 Single Family Residence         Primary
1       15023674  7.50000      0.50000  10/1/1998   4230.25     67.22        900000.00 Single Family Residence         Primary
1       15027204  7.37500      0.37500  12/1/1998   1864.75     80.00        337500.00 Single Family Residence         Primary
1       15034697  7.25000      0.25000   9/1/1998   2553.04     75.00        499000.00 2-Family                        Primary
1       15035454  7.37500      0.37500   2/1/1999   1726.69     74.63        335000.00 Single Family Residence         Primary
1       15035892  7.37500      0.37500   2/1/1999   1916.62     75.00        370000.00 Single Family Residence         Primary
1       15036189  7.25000      0.25000   2/1/1999   2251.18     67.76        487000.00 Condominium                     Primary
1       15043912  7.25000      0.25000   3/1/1999   3902.05     80.00        715000.00 Single Family Residence         Primary
1       15044142  7.37500      0.37500   6/1/1999   1795.76     68.42        380000.00 Single Family Residence         Primary
1       15044365  7.25000      0.25000   4/1/1999   1926.47     80.00        353000.00 Single Family Residence         Primary
1       15044423  7.25000      0.25000   2/1/1999   2967.47     70.16        620000.00 Single Family Residence         Primary
1       15044662  7.37500      0.37500   3/1/1999   2451.90     72.45        490000.00 Single Family Residence         Primary
1       15049182  7.25000      0.25000   3/1/1999   1766.84     60.23        430000.00 Single Family Residence         Primary
1       15049448  7.37500      0.37500   2/1/1999   2182.53     74.35        425000.00 Single Family Residence         Primary
1       15056708  7.25000      0.25000   1/1/1999   2728.71     72.07        555000.00 Single Family Residence         Primary
1       15060437  7.50000      0.50000   3/1/1999   3349.23     59.14        810000.00 2-Family                        Primary
1       15144926  7.50000      0.50000   2/1/1999   1973.70     74.24        330000.00 Single Family Residence         Primary
1       15161300  7.25000      0.25000   4/1/1999   1705.44     72.25        346000.00 Single Family Residence         Primary
1       15161664  7.25000      0.25000   4/1/1999   2215.37     75.00        433000.00 Single Family Residence         Primary
1       15170202  7.50000      0.50000   6/1/1999   2300.42     70.00        470000.00 Single Family Residence         Primary
1       15170335  7.50000      0.50000   8/1/1999   2587.09     74.00        500000.00 Single Family Residence         Primary
1       15170913  7.37500      0.37500   6/1/1999   3439.56     74.89        665000.00 2-Family                        Primary
1       15171390  7.37500      0.37500   6/1/1999   1747.41     93.70        270000.00 Single Family Residence         Primary
1       15171481  7.25000      0.25000   5/1/1999   1910.09     47.86        585000.00 Single Family Residence         Primary
1       15171556  7.25000      0.25000   5/1/1999   1706.12     89.32        280000.00 Single Family Residence         Primary
1       15171887  7.25000      0.25000   5/1/1999   3410.88     80.00        625000.00 Single Family Residence         Primary
1       15173271  7.37500      0.37500   6/1/1999   1954.61     76.49        370000.00 Single Family Residence         Primary
1       14562722  Rate/Term Refinance
1       14562987  Rate/Term Refinance
1       14586291  Cash-Out Refinance
1       14587422  Rate/Term Refinance
1       14998991  Purpose
1       14999106  Cash-Out Refinance
1       15001555  Rate/Term Refinance
1       15011620  Purpose
1       15019177  Cash-Out Refinance
1       15023674  Cash-Out Refinance
1       15027204  Purpose
1       15034697  Purpose
1       15035454  Cash-Out Refinance
1       15035892  Cash-Out Refinance
1       15036189  Purpose
1       15043912  Rate/Term Refinance
1       15044142  Cash-Out Refinance
1       15044365  Rate/Term Refinance
1       15044423  Cash-Out Refinance
1       15044662  Rate/Term Refinance
1       15049182  Cash-Out Refinance
1       15049448  Cash-Out Refinance
1       15056708  Cash-Out Refinance
1       15060437  Rate/Term Refinance
1       15144926  Cash-Out Refinance
1       15161300  Cash-Out Refinance
1       15161664  Cash-Out Refinance
1       15170202  Cash-Out Refinance
1       15170335  Purpose
1       15170913  Cash-Out Refinance
1       15171390  Rate/Term Refinance
1       15171481  Cash-Out Refinance
1       15171556  Rate/Term Refinance
1       15171887  Rate/Term Refinance
1       15173271  Rate/Term Refinance

1       15174113  1023  AVE A                 REDONDO BEACH          CA      90277          360        354    251000.00    249655.50
1       15174576  510  CAPUCHINO DR           MILLBRAE               CA      94030          360        354    396000.00    390453.34
1       15181985  8550  S WARHAWK RD          CONIFER                CO      80433          360        349    376000.00    372194.88
1       15184757  3405  FELA                  LONG BEACH             CA      90803          360        355    288000.00    286917.86
1       15199490  44  CAMINO ALTO             MILLBRAE               CA      94030          360        350    255000.00    252645.21
1       15199706  818  INTREPID LN            REDWOOD CITY           CA      94065          360        348    360000.00    356313.50
1       15199946  690  CHESTNUT ST UNIT 305   SAN FRANCISCO          CA      94133          360        350    248000.00    243532.39
1       15199953  127  ATHERWOOD AVE          REDWOOD CITY           CA      94061          360        349    258000.00    255685.02
1       15200066  6020  6022 FULTON           SAN FRANCISCO          CA      94121          360        348    396000.00    392259.40
1       15200082  45-47  GRAND VIEW TERRACE   SAN FRANCISCO          CA      94114          360        349    420000.00    415235.78
1       15297088  1229  DUTCH MILL DR         DANVILLE               CA      94526          360        349    357000.00    347259.59
1       15299795  8838  RAYFORD DR            LOS ANGELES            CA      90045          360        354    341100.00    339479.16
1       15302581  2813  RIACHUELO             SAN CLEMENTE           CA      92673          360        348    283500.00    280545.61
1       15303209  128  CARLOS AVE UNIT A      REDWOOD CITY           CA      94061          360        350    268000.00    265540.18
1       15305253  7883  PINEVILLE CIRCLE      CASTRO VALLEY          CA      94552          360        352    250000.00    248445.01
1       15307663  4515  WHITE OAK PL          ENCINO                 CA      91316          360        350    380551.00    377500.30
1       15308323  11554  ACAMA ST             STUDIO CITY            CA      91604          360        349    415000.00    410181.61
1       15312028  1695  MENDENHALL DR         SAN JOSE               CA      95130          360        349    274000.00    271547.12
1       15312051  1469  TYLER PARK WAY        MOUNTAIN VIEW          CA      94040          360        349    266250.00    258996.70
1       15312473  10475  ALBERTSWORTH LN      LOS ALTOS              CA      94022          360        350    900000.00    893296.66
1       15312671  2030  CRIST DR              LOS ALTOS              CA      94024          360        349    302000.00    299393.09
1       15312770  1604  MARIANI DR            SUNNYVALE              CA      94087          360        351    435000.00    429733.30
1       15312820  1720  PARK HILLS AVE        LOS ALTOS              CA      94024          360        349    300000.00    297410.33
1       15312937  3445  SHADYSPRING LN        MOUNTAIN VIEW          CA      94040          360        350    535000.00    530711.19
1       15313257  7613  ERIN WAY              CUPERTINO              CA      95014          360        351    394372.00    391535.32
1       15313794  129  EVANDALE AVE           MOUNTAIN VIEW          CA      94043          360        350    340000.00    337404.54
1       15313844  800  E CHARLESTON RD        PALO ALTO              CA      94303          360        351    350000.00    347482.43
1       15314073  1623  DUVALL DR             SAN JOSE               CA      95130          360        351    292800.00    290693.92
1       15315062  7870  MCCLELLAN RD          CUPERTINO              CA      95014          360        353    315000.00    313248.36
1       15315104  1164  MEREDITH AVE          SAN JOSE               CA      95125          360        353    488000.00    485286.40
1       15315203  467  TILLER LN              REDWOOD CITY           CA      94065          360        353    367500.00    365456.44
1       15315492  1820  MARK TWAIN            PALO ALTO              CA      94303          360        353    595000.00    591691.41
1       15317787  13103  MCKINLEY AVE         CHINO                  CA      91710          360        348    270000.00    267449.57
1       15320245  2210  SCENIC RIDGE DR       POMONA                 CA      91709          360        352    460000.00    347633.94
1       15323470  24236  CROSS ST             SANTA CLARITA          CA      91321          360        350    325000.00    321711.89
1       15174113  7.25000      0.25000   7/1/1999   1712.26     69.72        360000.00 Single Family Residence         Primary
1       15174576  7.25000      0.25000   7/1/1999   2701.42     75.43        525000.00 Single Family Residence         Primary
1       15181985  7.37500      0.37500   2/1/1999   2596.94     80.00        470000.00 Single Family Residence         Primary
1       15184757  7.50000      0.50000   8/1/1999   2013.74     90.00        320000.00 Single Family Residence         Primary
1       15199490  7.37500      0.37500   3/1/1999   1761.22     51.52        495000.00 Single Family Residence         Primary
1       15199706  7.50000      0.50000   1/1/1999   2517.17     80.00        450000.00 Condominium                     Primary
1       15199946  7.25000      0.25000   3/1/1999   1691.80     80.00        310000.00 Condominium                     Primary
1       15199953  7.37500      0.37500   2/1/1999   1781.94     79.88        323000.00 Single Family Residence         Primary
1       15200066  7.37500      0.37500   1/1/1999   2735.07     80.00        495000.00 2-Family                        Primary
1       15200082  7.25000      0.25000   2/1/1999   2865.14     70.00        600000.00 2-Family                        Primary
1       15297088  7.25000      0.25000   2/1/1999   2435.37     70.00        510000.00 Single Family Residence         Primary
1       15299795  7.25000      0.25000   7/1/1999   2326.90     88.37        386000.00 Single Family Residence         Primary
1       15302581  7.25000      0.25000   1/1/1999   1933.97     88.59        320000.00 Single Family Residence         Primary
1       15303209  7.25000      0.25000   3/1/1999   1828.23     80.00        335000.00 Condominium                     Primary
1       15305253  7.37500      0.37500   5/1/1999   1726.69     76.92        325000.00 Single Family Residence         Primary
1       15307663  7.25000      0.25000   3/1/1999   2596.03     56.38        675000.00 Single Family Residence         Primary
1       15308323  7.25000      0.25000   2/1/1999   2831.03     63.85        650000.00 Single Family Residence         Primary
1       15312028  7.18800      0.25000   2/1/1999   1857.65     70.26        390000.00 Single Family Residence         Second
1       15312051  7.18800      0.25000   2/1/1999   1805.11     75.00        355000.00 Condominium                     Primary
1       15312473  7.62500      0.62500   3/1/1999   6370.14     67.67       1330000.00 Single Family Residence         Primary
1       15312671  7.37500      0.37500   2/1/1999   2085.84     46.39        651000.00 Single Family Residence         Primary
1       15312770  7.25000      0.25000   4/1/1999   2967.47     76.99        565000.00 Single Family Residence         Primary
1       15312820  7.37500      0.37500   2/1/1999   2072.03     42.55        705000.00 Single Family Residence         Primary
1       15312937  7.25000      0.25000   3/1/1999   3649.64     75.89        705000.00 Single Family Residence         Primary
1       15313257  7.25000      0.25000   4/1/1999   2690.31     78.87        500000.00 Single Family Residence         Primary
1       15313794  7.50000      0.50000   3/1/1999   2377.33     80.00        425000.00 Single Family Residence         Primary
1       15313844  7.25000      0.25000   4/1/1999   2387.62     71.43        490000.00 Condominium                     Primary
1       15314073  7.25000      0.25000   4/1/1999   1997.41     80.00        366000.00 Single Family Residence         Primary
1       15315062  7.25000      0.25000   6/1/1999   2148.86     75.00        420000.00 Single Family Residence         Primary
1       15315104  7.25000      0.25000   6/1/1999   3329.02     80.00        610000.00 Single Family Residence         Primary
1       15315203  7.25000      0.25000   6/1/1999   2507.00     74.24        495000.00 Single Family Residence         Primary
1       15315492  7.25000      0.25000   6/1/1999   4058.95     74.84        795000.00 Single Family Residence         Primary
1       15317787  7.37500      0.37500   1/1/1999   1864.82     90.00        300000.00 Single Family Residence         Primary
1       15320245  7.25000      0.25000   5/1/1999   2386.69     80.00        575000.00 Single Family Residence         Primary
1       15323470  7.25000      0.25000   3/1/1999   2217.07     79.27        410000.00 Single Family Residence         Primary
1       15174113  Rate/Term Refinance
1       15174576  Rate/Term Refinance
1       15181985  Rate/Term Refinance
1       15184757  Purpose
1       15199490  Rate/Term Refinance
1       15199706  Purpose
1       15199946  Rate/Term Refinance
1       15199953  Rate/Term Refinance
1       15200066  Purpose
1       15200082  Cash-Out Refinance
1       15297088  Rate/Term Refinance
1       15299795  Purpose
1       15302581  Purpose
1       15303209  Purpose
1       15305253  Rate/Term Refinance
1       15307663  Cash-Out Refinance
1       15308323  Cash-Out Refinance
1       15312028  Rate/Term Refinance
1       15312051  Cash-Out Refinance
1       15312473  Rate/Term Refinance
1       15312671  Rate/Term Refinance
1       15312770  Rate/Term Refinance
1       15312820  Cash-Out Refinance
1       15312937  Rate/Term Refinance
1       15313257  Rate/Term Refinance
1       15313794  Purpose
1       15313844  Cash-Out Refinance
1       15314073  Purpose
1       15315062  Cash-Out Refinance
1       15315104  Purpose
1       15315203  Cash-Out Refinance
1       15315492  Purpose
1       15317787  Purpose
1       15320245  Purpose
1       15323470  Rate/Term Refinance

1       15329436  2338  ROBERT RD             ROWLAND HEIGHTS        CA      91748          360        345    258300.00    255295.32
1       15332620  191-19  PERALTA AVE         SAN FRANCISCO          CA      94110          360        344    440800.00    435178.71
1       15337850  11  NOVILLA                 LAGUNA NIGUEL          CA      92677          360        350    345000.00    341331.42
1       15340599  6821  EDEN ST               DUBLIN                 CA      94568          360        352    260550.00    259007.36
1       15340615  5987  ARLENE WAY            LIVERMORE              CA      94550          360        353    290000.00    288378.95
1       15350077  28629  VIA REGGIO           LAGUNA NIGUEL          CA      92677          360        345    248000.00    244971.99
1       15351109  1028  ARCHER ST             SAN DIEGO              CA      92109          360        348    331370.00    328162.78
1       15391931  196  SELBY LN               ATHERTON               CA      94027          360        344   1100000.00   1086636.19
1       15395981  3413  ELM AVE               MANHATTAN BEACH        CA      90266          360        349    300000.00    297346.47
1       15396179  12839  MARLBORO ST          LOS ANGELES            CA      90049          360        349    290000.00    287106.80
1       15483324  5703  W ABRAHAM LN          GLENDALE               AZ      85808          360        348    249600.00    245547.06
1       15483357  4055-8  N RECKER RD         MESA                   AZ      85215          360        349    316000.00    313204.95
1       15485154  9286  S RAVINE LN           FAIR OAKS              CA      95628          360        348    265000.00    261932.20
1       15486343  11916  OTSEGO ST            VALLEY VILLAGE         CA      91607          360        349    282000.00    277639.20
1       15495526  712  HAVENFORD AVE          LOS ANGELES            CA      90272          360        345    480000.00    474550.55
1       15498835  22145  ROLLING RIDGE DR     SANTA CLARITA          CA      91350          360        352    400000.00    397512.03
1       15499007  28750  SHADOW VALLEY LN     SAUGUS AREA            CA      91350          360        353    275000.00    273470.86
1       15499072  23438  BERWICK PL           VALENCIA               CA      91354          360        352    320625.00    318630.72
1       15501653  27020  N LAMBERTON PL       VALENCIA               CA      91355          360        355    345000.00    342739.44
1       15502073  27442  WESTOVER WAY         VALENCIA               CA      91354          360        355    272000.00    270978.01
1       15505043  2701  PALOS VERDES DR N     PALOS VERDES ESTATES   CA      90274          360        350    400000.00    385387.18
1       15506504  1120  MANSIONES LN          CHULA VISTA            CA      91910          360        353    648000.00    644484.22
1       15563091  2409  BEACH BLVD            PACIFICA               CA      94044          360        347    255500.00    252877.21
1       15563109  305  ROOSEVELT AVE          HALF MOON BAY          CA      94019          360        347    266000.00    263269.44
1       15567274  331  HILLCREST BLVD         MILLBRAE               CA      94030          360        349    320000.00    317169.64
1       15567407  453  ELM AVE                SAN BRUNO              CA      94060          360        349    299000.00    296418.41
1       15574700  25142  PASEO CIPRES         LAKE FOREST            CA      92630          360        349    342000.00    339047.81
1       15576259  83  CAMELOT CT              DALY CITY              CA      94015          360        349    262500.00    260234.11
1       15578487  4626  MIRA LOMA ST          CASTRO VALLEY          CA      94546          360        348    264000.00    259567.70
1       15587397  1363  FAIRWAY DR            SAN LUIS OBISPO        CA      93405          360        350    282000.00    279739.29
1       15588015  2112  CORBETT CANYON        ARROYO GRANDE          CA      93420          360        349    500000.00    495634.34
1       15588478  129  ANACAPA CIRCLE         SAN LUIS OBISPO        CA      93405          360        349    576000.00    564081.44
1       15588734  635  VETTER LN              ARROYO GRANDE          CA      93420          360        349    330000.00    327151.37
1       15588940  2460  ALTURAS RD            ATASCADERO             CA      93442          360        349    250800.00    248581.64
1       15589013  3128  BEACHCOMBER DR        MORRO BAY              CA      93442          360        350    375000.00    372066.34
1       15329436  7.50000      0.50000  10/1/1998   1806.07     90.00        287000.00 Single Family Residence         Primary
1       15332620  7.37500      0.37500   9/1/1998   3044.50     80.00        551000.00 2-Family                        Primary
1       15337850  7.37500      0.37500   3/1/1999   2382.83     75.00        460000.00 Single Family Residence         Primary
1       15340599  7.62500      0.62500   5/1/1999   1844.16     89.84        290000.00 Single Family Residence         Primary
1       15340615  7.37500      0.37500   6/1/1999   2002.96     74.65        388500.00 Single Family Residence         Primary
1       15350077  7.25000      0.25000  10/1/1998   1691.80     80.00        310000.00 Single Family Residence         Primary
1       15351109  7.25000      0.25000   1/1/1999   2260.53     75.31        440000.00 Single Family Residence         Primary
1       15391931  7.62500      0.62500   9/1/1998   7785.73     62.86       1750000.00 Single Family Residence         Primary
1       15395981  7.25000      0.25000   2/1/1999   2046.53     37.50        800000.00 Single Family Residence         Primary
1       15396179  7.25000      0.25000   2/1/1999   1978.31      8.53       3400000.00 Single Family Residence         Primary
1       15483324  7.50000      0.50000   1/1/1999   1745.24     78.00        320000.00 Single Family Residence         Primary
1       15483357  7.25000      0.25000   2/1/1999   2155.68     80.00        395000.00 Single Family Residence         Primary
1       15485154  7.25000      0.25000   1/1/1999   1807.77     77.94        340000.00 Single Family Residence         Primary
1       15486343  7.25000      0.25000   2/1/1999   1923.74     73.25        385000.00 Single Family Residence         Primary
1       15495526  7.62500      0.62500  10/1/1998   3397.41     60.00        800000.00 Single Family Residence         Primary
1       15498835  7.37500      0.37500   5/1/1999   2762.70     73.39        545000.00 Single Family Residence         Primary
1       15499007  7.25000      0.25000   6/1/1999   1875.98     89.29        308000.00 Single Family Residence         Primary
1       15499072  7.37500      0.37500   5/1/1999   2214.48     95.00        337500.00 Single Family Residence         Primary
1       15501653  7.50000      0.50000   8/1/1999   2412.29     75.00        460000.00 Single Family Residence         Primary
1       15502073  7.50000      0.50000   8/1/1999   1901.86     75.98        358000.00 Single Family Residence         Primary
1       15505043  7.37500      0.37500   3/1/1999   2762.70     64.00        625000.00 Single Family Residence         Primary
1       15506504  7.37500      0.37500   6/1/1999   4475.57     80.00        810000.00 Single Family Residence         Primary
1       15563091  7.37500      0.37500  12/1/1998   1764.68     70.00        365000.00 Single Family Residence         Investor
1       15563109  7.37500      0.37500  12/1/1998   1837.20     70.00        380000.00 Single Family Residence         Investor
1       15567274  7.25000      0.25000   2/1/1999   2182.96     60.95        525000.00 Single Family Residence         Primary
1       15567407  7.37500      0.37500   2/1/1999   2065.12     76.67        390000.00 Single Family Residence         Primary
1       15574700  7.37500      0.37500   2/1/1999   2362.11     90.00        380000.00 Single Family Residence         Primary
1       15576259  7.37500      0.37500   2/1/1999   1813.02     75.00        350000.00 Single Family Residence         Primary
1       15578487  7.25000      0.25000   1/1/1999   1800.95     80.00        330000.00 Single Family Residence         Primary
1       15587397  7.25000      0.25000   3/1/1999   1923.74     73.25        385000.00 Single Family Residence         Primary
1       15588015  7.37500      0.37500   2/1/1999   3453.38     66.67        750000.00 Single Family Residence         Primary
1       15588478  7.50000      0.50000   2/1/1999   4027.48     80.00        720000.00 Single Family Residence         Primary
1       15588734  7.37500      0.37500   2/1/1999   2279.23     55.00        600000.00 Single Family Residence         Primary
1       15588940  7.25000      0.25000   2/1/1999   1710.90     95.00        264000.00 Single Family Residence         Primary
1       15589013  7.37500      0.37500   3/1/1999   2590.03     75.00        500000.00 Single Family Residence         Primary
1       15329436  Rate/Term Refinance
1       15332620  Purpose
1       15337850  Cash-Out Refinance
1       15340599  Purpose
1       15340615  Purpose
1       15350077  Cash-Out Refinance
1       15351109  Rate/Term Refinance
1       15391931  Cash-Out Refinance
1       15395981  Cash-Out Refinance
1       15396179  Cash-Out Refinance
1       15483324  Purpose
1       15483357  Rate/Term Refinance
1       15485154  Rate/Term Refinance
1       15486343  Purpose
1       15495526  Cash-Out Refinance
1       15498835  Cash-Out Refinance
1       15499007  Purpose
1       15499072  Purpose
1       15501653  Cash-Out Refinance
1       15502073  Rate/Term Refinance
1       15505043  Cash-Out Refinance
1       15506504  Purpose
1       15563091  Cash-Out Refinance
1       15563109  Cash-Out Refinance
1       15567274  Rate/Term Refinance
1       15567407  Rate/Term Refinance
1       15574700  Rate/Term Refinance
1       15576259  Cash-Out Refinance
1       15578487  Purpose
1       15587397  Cash-Out Refinance
1       15588015  Rate/Term Refinance
1       15588478  Rate/Term Refinance
1       15588734  Cash-Out Refinance
1       15588940  Purpose
1       15589013  Cash-Out Refinance

1       15589187  6100  WHITE OAK LN          SAN LUIS OBISPO        CA      93401          360        349    506000.00    501632.11
1       15591076  228  DIAPIAN BAY            ALAMEDA                CA      94502          360        349    298000.00    294397.66
1       15595044  950  WHIMBREL CT            CARLSBAD               CA      92009          360        348    439200.00    434949.14
1       15595937  544  GENTER ST              LA JOLLA               CA      92037          360        350    369000.00    365024.95
1       15596877  632  CANYON DR              SOLANA BEACH           CA      92075          360        352    300000.00    298164.85
1       15597552  2881  BRANT ST              SAN DIEGO              CA      92103          360        354    364400.00    362668.43
1       15597644  1948  CAMINITO EL CANARIO   LA JOLLA               CA      92037          360        353    300000.00    298331.79
1       15601578  2384  LECCO WAY             MERCED                 CA      95340          360        353    311600.00    309909.39
1       15606536  4371  FALLSBRAE RD          FALLBROOK              CA      92028          360        349    414000.00    410338.16
1       15606916  952  WINDFLOWER WAY         SAN DIEGO              CA      92106          360        351    397000.00    394030.21
1       15608086  3416  BORRESON ST           SAN DIEGO              CA      92117          360        350    297000.00    294717.48
1       15610173  17891  SUN WALK CT          SAN DIEGO              CA      92127          360        349    342000.00    338871.58
1       15612997  4332  CORTE DE LA FONDA     SAN DIEGO              CA      92130          360        348    335000.00    331757.69
1       15624620  430  RIBERA DR              SANTA BARBARA          CA      93111          360        349    270000.00    267268.25
1       15624638  251  BRANDON DR             GOLETA                 CA      93117          360        349    250500.00    248259.72
1       15624851  7914  WINCHESTER CIRCLE     GOLETA                 CA      93117          360        353    366060.00    364073.85
1       15624893  175  LOMA MEDIA             SANTA BARBARA          CA      93103          360        350    435000.00    431512.59
1       15626914  26189  SCENIC RD            CARMEL                 CA      93923          360        349   1046500.00   1037898.53
1       15640311  2319  E 1ST ST              LONG BEACH             CA      90803          360        348    415000.00    410973.15
1       15646425  5155  BLACKHAWK DR          DANVILLE               CA      94506          360        348    712500.00    690174.02
1       16360026  47  HUMBOLDT ST             SIMI VALLEY            CA      93065          360        350    376000.00    372528.26
1       16360307  4450  BRADLEY RD            SOMIS                  CA      93066          360        349    607000.00    601760.28
1       16360398  2350  YUCCA DR              CAMARILLO              CA      93012          360        352    387000.00    379134.72
1       16360455  760  MISSION DR             CAMARILLO              CA      93010          360        349    281000.00    278574.34
1       16361123  3544  WHITEHALL CT          PLEASANTON             CA      94588          360        348    253000.00    247424.76
1       16361529  2700  SPRING ST             ST HELENA              CA      94574          360        349    440000.00    434087.43
1       16361842  2391  NEWPORT DR            DISCOVERY BAY          CA      94514          360        350    250000.00    247995.88
1       16361891  6732  PEARL PL              DUBLIN                 CA      94568          360        350    290000.00    287675.24
1       16362485  1508  MATHIAS PL            ROHNERT PARK           CA      94928          360        352    244800.00    243277.39
1       16363202  14740  E QUARTZ MOUNTAIN RD SUTTER CREEK           CA      95685          360        353    264000.00    262521.83
1       16363277  5571  CORTE SIERRA          PLEASANTON             CA      94566          360        352    425000.00    422356.54
1       16363343  240  EL PINTO               DANVILLE               CA      94526          360        353    487500.00    484789.18
1       16363491  1011  BELLETERRE DR         DANVILLE               CA      94506          360        353    295000.00    293359.61
1       16363889  689  WINDMILL LN            PLEASANTON             CA      94566          360        353    357000.00    355014.84
1       16363962  12903  LAWTON WAY           SAN RAMON              CA      94583          360        353    275000.00    273470.86
1       15589187  7.37500      0.37500   2/1/1999   3494.82     50.60       1000000.00 Single Family Residence         Primary
1       15591076  7.37500      0.37500   2/1/1999   2058.21     74.50        400000.00 Single Family Residence         Primary
1       15595044  7.25000      0.25000   1/1/1999   2996.12     90.00        488000.00 Single Family Residence         Primary
1       15595937  7.37500      0.37500   3/1/1999   2548.59     90.00        410000.00 Single Family Residence         Primary
1       15596877  7.50000      0.50000   5/1/1999   2097.64     65.22        460000.00 Single Family Residence         Primary
1       15597552  7.25000      0.25000   7/1/1999   2485.85     79.22        460000.00 Single Family Residence         Primary
1       15597644  7.25000      0.25000   6/1/1999   2046.53     42.83        700500.00 Single Family Residence         Primary
1       15601578  7.37500      0.37500   6/1/1999   2152.14     80.00        389500.00 Single Family Residence         Primary
1       15606536  7.25000      0.25000   2/1/1999   2824.21     69.00        600000.00 Single Family Residence         Primary
1       15606916  7.25000      0.25000   4/1/1999   2708.23     63.52        625000.00 Single Family Residence         Primary
1       15608086  7.50000      0.50000   3/1/1999   2076.67     78.16        380000.00 Single Family Residence         Primary
1       15610173  7.50000      0.50000   2/1/1999   2391.31     83.41        410000.00 Single Family Residence         Primary
1       15612997  7.25000      0.25000   1/1/1999   2285.29     74.44        450000.00 Single Family Residence         Primary
1       15624620  7.50000      0.50000   2/1/1999   1887.88     90.00        300000.00 Single Family Residence         Primary
1       15624638  7.50000      0.50000   2/1/1999   1751.53     75.00        334000.00 Single Family Residence         Primary
1       15624851  7.37500      0.37500   6/1/1999   2528.29     79.58        460000.00 Condominium                     Primary
1       15624893  7.25000      0.25000   3/1/1999   2967.47     75.00        580000.00 Single Family Residence         Primary
1       15626914  7.62500      0.62500   2/1/1999   7407.06     65.00       1610000.00 Single Family Residence         Primary
1       15640311  7.25000      0.25000   1/1/1999   2831.03     68.03        610000.00 Single Family Residence         Primary
1       15646425  7.25000      0.25000   1/1/1999   4860.51     75.00        950000.00 Single Family Residence         Primary
1       16360026  7.37500      0.37500   3/1/1999   2596.94     76.73        490000.00 Single Family Residence         Primary
1       16360307  7.37500      0.37500   2/1/1999   4192.40     74.94        810000.00 Single Family Residence         Primary
1       16360398  7.37500      0.37500   5/1/1999   2672.91     77.40        500000.00 Single Family Residence         Primary
1       16360455  7.37500      0.37500   2/1/1999   1940.80     65.65        428000.00 Single Family Residence         Primary
1       16361123  7.25000      0.25000   1/1/1999   1725.91     66.58        380000.00 Single Family Residence         Primary
1       16361529  7.37500      0.37500   2/1/1999   3038.97     73.33        600000.00 Single Family Residence         Primary
1       16361842  7.25000      0.25000   3/1/1999   1705.44     66.67        375000.00 Single Family Residence         Primary
1       16361891  7.25000      0.25000   3/1/1999   1978.31     72.50        400000.00 Single Family Residence         Primary
1       16362485  7.37500      0.37500   5/1/1999   1690.77     80.00        306000.00 Single Family Residence         Primary
1       16363202  7.25000      0.25000   6/1/1999   1800.95     78.81        335000.00 Single Family Residence         Primary
1       16363277  7.37500      0.37500   5/1/1999   2935.37     71.43        595000.00 Single Family Residence         Primary
1       16363343  7.25000      0.25000   6/1/1999   3325.61     75.00        650000.00 Single Family Residence         Primary
1       16363491  7.25000      0.25000   6/1/1999   2012.42     78.67        375000.00 Single Family Residence         Primary
1       16363889  7.25000      0.25000   6/1/1999   2435.37     54.50        655000.00 Single Family Residence         Primary
1       16363962  7.25000      0.25000   6/1/1999   1875.98     73.33        375000.00 Single Family Residence         Primary
1       15589187  Cash-Out Refinance
1       15591076  Cash-Out Refinance
1       15595044  Purpose
1       15595937  Purpose
1       15596877  Cash-Out Refinance
1       15597552  Rate/Term Refinance
1       15597644  Purpose
1       15601578  Purpose
1       15606536  Rate/Term Refinance
1       15606916  Rate/Term Refinance
1       15608086  Rate/Term Refinance
1       15610173  Purpose
1       15612997  Cash-Out Refinance
1       15624620  Purpose
1       15624638  Cash-Out Refinance
1       15624851  Purpose
1       15624893  Cash-Out Refinance
1       15626914  Cash-Out Refinance
1       15640311  Rate/Term Refinance
1       15646425  Purpose
1       16360026  Rate/Term Refinance
1       16360307  Cash-Out Refinance
1       16360398  Rate/Term Refinance
1       16360455  Cash-Out Refinance
1       16361123  Cash-Out Refinance
1       16361529  Cash-Out Refinance
1       16361842  Rate/Term Refinance
1       16361891  Cash-Out Refinance
1       16362485  Rate/Term Refinance
1       16363202  Purpose
1       16363277  Cash-Out Refinance
1       16363343  Cash-Out Refinance
1       16363491  Rate/Term Refinance
1       16363889  Rate/Term Refinance
1       16363962  Cash-Out Refinance

1       16364291  495  CHAUCER CIRCLE         SAN RAMON              CA      94583          360        354    412000.00    409781.01
1       16371049  1400  N AVOLENCIA DR        FULLERTON              CA      92835          360        348    243750.00    241502.96
1       16450835  818  TRAIL RIDGE DR         LOUISVILLE             CO      80027          360        349    262500.00    260234.11
1       16452666  11233  W ASBURY AVE         LAKEWOOD               CO      80227          360        352    344000.00    339560.37
1       16453318  11627  BROOK RD             GOLDEN                 CO      80403          360        352    375000.00    372667.55
1       16453409  236  WILDWOOD LN            BOULDER                CO      80302          360        353    626902.00    623416.01
1       16453573  1709  HILLSIDE RD           BOULDER                CO      80302          360        353    520000.00    517178.66
1       16453847  4284  PEBBLE BEACH DR       LONGMONT               CO      80503          360        353    350000.00    348101.03
1       16455297  8943  WALKER RD             NIWOT                  CO      80503          360        355    250500.00    249535.17
1       16463036  16  PALAZZO                 NEWPORT BEACH          CA      92660          360        348    500000.00    494340.34
1       16463135  28331  MILLWOOD RD          TRABUCO CANYON         CA      92679          360        348    300000.00    297130.65
1       16465445  2905  BROAD ST              NEWPORT BEACH          CA      92663          360        350    319000.00    316077.10
1       16479115  28362  VIA ORDAZ            SAN JUAN CAPISTRANO    CA      92675          360        349    330000.00    327081.16
1       16480600  321  CATALINA DR            NEWPORT BEACH          CA      92663          360        351    425000.00    421942.99
1       16480907  30  WINDGATE                MISSION VIEJO          CA      92692          360        351    393750.00    390917.77
1       16481251  2000  GALAXY DR             NEWPORT BEACH          CA      92660          360        352    650000.00    644423.31
1       16483851  4120  COURT DR              SANTA CRUZ             CA      95010          360        349    280000.00    277583.02
1       16483869  1586  S MARY AVE            SUNNYVALE              CA      94087          360        349    363000.00    359866.53
1       16484081  798  LONDONDERRY DR         SUNNYVALE              CA      94087          360        348    291500.00    286182.68
1       16484255  1877  ANDREA PL             SANTA CLARA            CA      95051          360        348    288000.00    283199.95
1       16484404  1377  DRY CREEK RD          SAN JOSE               CA      95125          360        349    400000.00    395790.54
1       16551665  1969  CENACLE LN            CARMICHAEL             CA      95608          360        348    500000.00    495502.33
1       16559072  38282  N 72ND ST            CAVE CREEK             AZ      85331          360        353    308000.00    306085.00
1       16563033  17521  OSBOURNE ST          NORTHRIDGE             CA      91325          360        354    260000.00    258738.01
1       16563397  7318  ESFERA                CARLSBAD               CA      92009          360        349    308000.00    305341.32
1       16564171  2420  DEHESA RD             EL CAJON               CA      92019          360        349    284000.00    280759.55
1       16579310  12759  E 118TH CT           HENDERSON              CO      80640          360        352    248700.00    246651.82
1       16583551  173-17  WHEELER AVE         REDWOOD CITY           CA      94061          360        347    397500.00    393319.44
1       16583668  1143  WEBSTER ST            PALO ALTO              CA      94301          360        348    470000.00    463464.66
1       16584351  1775  VALPARAISO AVE        MENLO PARK             CA      94025          360        348    355000.00    351564.06
1       16584385  221  KINGSLEY AVE           PALO ALTO              CA      94301          360        348    650000.00    643708.89
1       16584526  670  SAN ANTONIO RD UNIT    PALO ALTO              CA      94306          360        348    242200.00    239967.28
1       16600215  26  LOS FELIS DR            POMONA                 CA      91766          360        352    365750.00    363418.59
1       16600447  905  LA SALLE CIRCLE        CORONA                 CA      91719          360        352    266500.00    264275.89
1       16602047  7770  BROADACRE PL          RIVERSIDE              CA      92504          360        353    300000.00    297328.40
1       16364291  7.25000      0.25000   7/1/1999   2810.57     78.48        525000.00 Single Family Residence         Primary
1       16371049  7.50000      0.50000   1/1/1999   1704.34     75.00        325000.00 Single Family Residence         Primary
1       16450835  7.37500      0.37500   2/1/1999   1813.02     75.00        350000.00 Single Family Residence         Primary
1       16452666  7.37500      0.37500   5/1/1999   2375.92     80.00        430000.00 Single Family Residence         Primary
1       16453318  7.37500      0.37500   5/1/1999   2590.03     75.00        500000.00 Single Family Residence         Primary
1       16453409  7.25000      0.25000   6/1/1999   4276.58     79.86        785000.00 Single Family Residence         Primary
1       16453573  7.37500      0.37500   6/1/1999   3591.51     80.00        650000.00 Single Family Residence         Primary
1       16453847  7.37500      0.37500   6/1/1999   2417.36     62.84        557000.00 Single Family Residence         Primary
1       16455297  7.37500      0.37500   8/1/1999   1730.14     75.00        334000.00 Single Family Residence         Primary
1       16463036  7.25000      0.25000   1/1/1999   3410.88     67.57        740000.00 Single Family Residence         Primary
1       16463135  7.50000      0.50000   1/1/1999   2097.64     66.67        450000.00 Single Family Residence         Primary
1       16465445  7.25000      0.25000   3/1/1999   2176.14     68.60        465000.00 Single Family Residence         Primary
1       16479115  7.25000      0.25000   2/1/1999   2251.18     75.00        440000.00 Single Family Residence         Primary
1       16480600  7.25000      0.25000   4/1/1999   2899.25     65.89        645000.00 Single Family Residence         Primary
1       16480907  7.25000      0.25000   4/1/1999   2686.07     75.00        525000.00 Single Family Residence         Primary
1       16481251  7.37500      0.37500   5/1/1999   4489.39     52.00       1250000.00 Single Family Residence         Primary
1       16483851  7.37500      0.37500   2/1/1999   1933.89     77.35        362000.00 Single Family Residence         Primary
1       16483869  7.37500      0.37500   2/1/1999   2507.15     77.40        469000.00 Single Family Residence         Primary
1       16484081  7.25000      0.25000   1/1/1999   1988.54     68.59        425000.00 Single Family Residence         Primary
1       16484255  7.25000      0.25000   1/1/1999   1964.67     80.00        360000.00 Single Family Residence         Primary
1       16484404  7.62500      0.62500   2/1/1999   2831.17     65.36        612000.00 Single Family Residence         Primary
1       16551665  7.62500      0.62500   1/1/1999   3538.97     66.67        750000.00 Single Family Residence         Primary
1       16559072  7.25000      0.25000   6/1/1999   2101.10     80.00        385000.00 Single Family Residence         Primary
1       16563033  7.25000      0.25000   7/1/1999   1773.66     74.29        350000.00 Single Family Residence         Primary
1       16563397  7.37500      0.37500   2/1/1999   2127.28     80.00        385000.00 Single Family Residence         Primary
1       16564171  7.50000      0.50000   2/1/1999   1985.77     80.00        355000.00 Single Family Residence         Primary
1       16579310  7.25000      0.25000   5/1/1999   1696.57     78.95        315000.00 Single Family Residence         Primary
1       16583551  7.25000      0.25000  12/1/1998   2711.65     73.61        540000.00 2-Family                        Investor
1       16583668  7.25000      0.25000   1/1/1999   3206.23     68.61        685000.00 Single Family Residence         Primary
1       16584351  7.25000      0.25000   1/1/1999   2421.73     44.94        790000.00 Single Family Residence         Primary
1       16584385  7.25000      0.25000   1/1/1999   4434.15     41.94       1550000.00 Single Family Residence         Primary
1       16584526  7.50000      0.50000   1/1/1999   1693.50     61.47        394000.00 Condominium                     Primary
1       16600215  7.25000      0.25000   5/1/1999   2495.06     95.00        385000.00 Single Family Residence         Primary
1       16600447  7.25000      0.25000   5/1/1999   1818.00     91.90        290000.00 Single Family Residence         Primary
1       16602047  7.25000      0.25000   6/1/1999   2046.53     78.95        380000.00 Single Family Residence         Primary
1       16364291  Rate/Term Refinance
1       16371049  Cash-Out Refinance
1       16450835  Rate/Term Refinance
1       16452666  Rate/Term Refinance
1       16453318  Cash-Out Refinance
1       16453409  Purpose
1       16453573  Rate/Term Refinance
1       16453847  Rate/Term Refinance
1       16455297  Cash-Out Refinance
1       16463036  Purpose
1       16463135  Cash-Out Refinance
1       16465445  Rate/Term Refinance
1       16479115  Cash-Out Refinance
1       16480600  Cash-Out Refinance
1       16480907  Cash-Out Refinance
1       16481251  Rate/Term Refinance
1       16483851  Rate/Term Refinance
1       16483869  Rate/Term Refinance
1       16484081  Rate/Term Refinance
1       16484255  Purpose
1       16484404  Purpose
1       16551665  Rate/Term Refinance
1       16559072  Purpose
1       16563033  Cash-Out Refinance
1       16563397  Purpose
1       16564171  Purpose
1       16579310  Rate/Term Refinance
1       16583551  Rate/Term Refinance
1       16583668  Cash-Out Refinance
1       16584351  Rate/Term Refinance
1       16584385  Cash-Out Refinance
1       16584526  Cash-Out Refinance
1       16600215  Purpose
1       16600447  Rate/Term Refinance
1       16602047  Rate/Term Refinance

1       16605750  826  FIELDING DR            PALO ALTO              CA      94303          360        348    406500.00    402843.43
1       16606311  11681  INVIERNO DR          SAN DIEGO              CA      92124          360        349    274000.00    271634.80
1       16606873  12359  SAGE VIEW RD         POWAY                  CA      92064          240        229    291800.00    285639.15
1       16607061  4429  HILL ST               SAN DIEGO              CA      92107          360        348    296000.00    293135.15
1       16641672  2637  VIA OLIVERA           PALOS VERDES ESTATES   CA      90274          360        349    700000.00    693957.58
1       16641938  5850  FLAMBEAU RD           RANCHO PALOS VERDES    CA      90275          360        350    372000.00    369089.82
1       16642365  9461  RAVILLER DR           DOWNEY                 CA      90240          360        348    650000.00    643860.02
1       16642464  537  S MARIA AVE UNIT 32    REDONDO BEACH          CA      90277          360        348    336000.00    332665.97
1       16644239  645  WILLIAM CUNNINGHAM A   SONOMA                 CA      95476          360        347    700000.00    692638.20
1       16644965  202  STEIN WAY              ORINDA                 CA      94563          360        349    425000.00    421240.84
1       16645442  42- 44  BONITA CT           WALNUT CREEK           CA      94595          360        349    262500.00    260199.46
1       16645681  240  SUNNYBRAE DR           MARTINEZ               CA      94553          360        350    261000.00    258557.16
1       16647356  12485  FIGTREE ST           SAN DIEGO              CA      92131          360        348    398000.00    394152.74
1       16647943  547  N ALTA VISTA BLVD      LOS ANGELES            CA      90036          360        349    273750.00    270314.70
1       16649832  2781  SEABREEZE DR          S GULF PORT            FL      33707          360        351    271000.00    269050.69
1       16656845  7242  PALDAO DR             DALLAS                 TX      75240          360        346    249750.00    246649.09
1       16657843  806  FM HWY UNIT 407        ARGYLE                 TX      76226          360        349    293750.00    290070.81
1       16658833  4615  MEANDERING WAY        COLLEYVILLE            TX      76034          360        348   1000000.00    990781.60
1       16659575  156  RED OAK                FLOWER MOUND           TX      75028          360        351    320000.00    316332.96
1       16663601  15725  SW 17 ST             DAVIE                  FL      33326          360        348    346500.00    343305.83
1       16665143  1  FOREST RIDGE RD          NYACK                  NY      10960          360        350    252800.00    250870.25
1       16665218  4  PEAR TREE LN             LAFAYETTE HILL         PA      19444          360        348    342000.00    337608.54
1       16667099  701  E DILIDO DR            MIAMI BEACH            FL      33139          360        348    495000.00    490324.21
1       16669376  2642  N MAGNOLIA ST         CHICAGO                IL      60614          360        346    260000.00    257160.74
1       16677825  216  LAUREL LN              PONTE VEDRA BEACH      FL      32082          360        348    260000.00    257661.24
1       16678419  2141  MUIRFIELD WAY         OLDSMAR                FL      34677          360        349    286950.00    283464.80
1       16678922  1516  W IVANHOE BLVD        ORLANDO                FL      32804          360        349    450000.00    446209.34
1       16705857  10475  N GULFSHORE DRIVE    NAPLES                 FL      34108          360        350    301500.00    293973.92
1       16718686  1131  BRAEMER CT            SAN JOSE               CA      95132          360        350    260000.00    257037.80
1       16719254  2635  EDGEVIEW LN           ARROYO GRANDE          CA      93420          360        349    292500.00    290036.15
1       16719965  861  AND 867 VIA CONCHA R   NIPOMO                 CA      93444          360        351    262500.00    258579.39
1       16721078  10090  N PAGE AVE           FRESNO                 CA      93720          360        349    289980.00    287453.56
1       16721292  10000  GERI LN              GILROY                 CA      95020          360        351    300000.00    297742.45
1       16722274  6617  E SMOKETREE AVE       AGOURA                 CA      91301          360        353    274500.00    256314.80
1       16730483  1000  47TH ST               SACRAMENTO             CA      95819          360        349    368000.00    364745.01
1       16605750  7.62500      0.62500   1/1/1999   2877.18     72.59        560000.00 Single Family Residence         Primary
1       16606311  7.37500      0.37500   2/1/1999   1892.45     74.05        370000.00 Single Family Residence         Primary
1       16606873  7.25000      0.25000   2/1/1999   2306.32     78.86        370000.00 Single Family Residence         Primary
1       16607061  7.25000      0.25000   1/1/1999   2019.24     80.00        370000.00 Single Family Residence         Primary
1       16641672  7.37500      0.37500   2/1/1999   4834.72     63.64       1100000.00 Single Family Residence         Primary
1       16641938  7.37500      0.37500   3/1/1999   2569.31     80.00        465000.00 Single Family Residence         Primary
1       16642365  7.37500      0.37500   1/1/1999   4489.39     72.22        900000.00 Single Family Residence         Primary
1       16642464  7.25000      0.25000   1/1/1999   2292.11     80.00        420000.00 Condominium                     Primary
1       16644239  7.25000      0.25000  12/1/1998   4775.22     70.00       1000000.00 Single Family Residence         Primary
1       16644965  7.25000      0.25000   2/1/1999   2899.25     52.47        810000.00 Single Family Residence         Primary
1       16645442  7.37500      0.37500   2/1/1999   1813.02     75.00        350000.00 Single Family Residence         Primary
1       16645681  7.37500      0.37500   3/1/1999   1802.66     90.00        290000.00 Single Family Residence         Primary
1       16647356  7.50000      0.50000   1/1/1999   2782.87     64.19        620000.00 Single Family Residence         Primary
1       16647943  7.25000      0.25000   2/1/1999   1867.46     75.00        365000.00 Single Family Residence         Primary
1       16649832  7.25000      0.25000   4/1/1999   1848.70     67.75        400000.00 Single Family Residence         Primary
1       16656845  7.50000      0.50000  11/1/1998   1746.29     75.00        333000.00 Single Family Residence         Primary
1       16657843  7.25000      0.25000   2/1/1999   2003.89     73.99        397000.00 Single Family Residence         Primary
1       16658833  7.50000      0.50000   1/1/1999   6992.15     68.97       1450000.00 Single Family Residence         Primary
1       16659575  7.62500      0.62500   4/1/1999   2264.94     80.00        400000.00 Single Family Residence         Primary
1       16663601  7.50000      0.50000   1/1/1999   2422.78     89.53        387000.00 Single Family Residence         Primary
1       16665143  7.50000      0.50000   3/1/1999   1767.61     84.27        300000.00 Condominium                     Primary
1       16665218  7.62500      0.62500   1/1/1999   2420.65     90.00        380000.00 Single Family Residence         Primary
1       16667099  7.37500      0.37500   1/1/1999   3418.84     78.57        630000.00 Single Family Residence         Primary
1       16669376  7.50000      0.50000  11/1/1998   1817.96     46.85        555000.00 Single Family Residence         Primary
1       16677825  7.62500      0.62500   1/1/1999   1840.26     69.33        375000.00 Single Family Residence         Primary
1       16678419  7.37500      0.37500   2/1/1999   1981.89     73.58        390000.00 Single Family Residence         Primary
1       16678922  7.50000      0.50000   2/1/1999   3146.47     69.23        650000.00 Single Family Residence         Primary
1       16705857  7.37500      0.37500   3/1/1999   2082.39     90.00        335000.00 Condominium                     Second
1       16718686  7.37500      0.37500   3/1/1999   1795.76     68.78        378000.00 Single Family Residence         Primary
1       16719254  7.50000      0.50000   2/1/1999   2045.20     75.00        390000.00 Single Family Residence         Primary
1       16719965  7.25000      0.25000   4/1/1999   1790.71     75.00        350000.00 Single Family Residence         Primary
1       16721078  7.37500      0.37500   2/1/1999   2002.82     90.00        322200.00 Single Family Residence         Primary
1       16721292  7.50000      0.50000   4/1/1999   2097.64     48.39        620000.00 Single Family Residence         Primary
1       16722274  7.25000      0.25000   6/1/1999   1872.57     75.00        366000.00 Single Family Residence         Primary
1       16730483  7.25000      0.25000   2/1/1999   2510.41     80.00        460000.00 Single Family Residence         Primary
1       16605750  Cash-Out Refinance
1       16606311  Cash-Out Refinance
1       16606873  Rate/Term Refinance
1       16607061  Purpose
1       16641672  Cash-Out Refinance
1       16641938  Purpose
1       16642365  Cash-Out Refinance
1       16642464  Purpose
1       16644239  Purpose
1       16644965  Purpose
1       16645442  Cash-Out Refinance
1       16645681  Rate/Term Refinance
1       16647356  Rate/Term Refinance
1       16647943  Cash-Out Refinance
1       16649832  Rate/Term Refinance
1       16656845  Cash-Out Refinance
1       16657843  Rate/Term Refinance
1       16658833  Cash-Out Refinance
1       16659575  Purpose
1       16663601  Purpose
1       16665143  Purpose
1       16665218  Purpose
1       16667099  Purpose
1       16669376  Cash-Out Refinance
1       16677825  Purpose
1       16678419  Cash-Out Refinance
1       16678922  Cash-Out Refinance
1       16705857  Purpose
1       16718686  Cash-Out Refinance
1       16719254  Cash-Out Refinance
1       16719965  Cash-Out Refinance
1       16721078  Purpose
1       16721292  Cash-Out Refinance
1       16722274  Cash-Out Refinance
1       16730483  Purpose

1       16730897  3224  PATRICKS POINT DR     TRINIDAD               CA      95570          360        351    325000.00    322774.13
1       16739476  3768  COUNTRY CLUB DR       LONG BEACH             CA      90807          360        355    266000.00    262893.82
1       16744039  4904  INADALE AVE           LOS ANGELES            CA      90043          360        352    323000.00    320941.07
1       16745911  3313  GRAYBURN RD           PASADENA               CA      91107          360        352    385000.00    382545.88
1       16748113  15749  VARDEN ST            ENCINO                 CA      91436          360        353    410000.00    407882.79
1       16748295  1063  W MCKINLEY AVE        SUNNYVALE              CA      94086          360        353    277000.00    275497.11
1       16748303  1231-  33 WILSON ST         PALO ALTO              CA      94301          360        353    450000.00    447184.92
1       16748600  1535  BYRON ST              PALO ALTO              CA      94303          360        354    550000.00    547386.48
1       16748907  1017  HEATHERSTONE WAY      SUNNYVALE              CA      94087          360        354    300000.00    298609.11
1       16748949  936  COEUR D ALENE WAY      SUNNYVALE              CA      94087          360        354    300000.00    298140.99
1       16749285  2304  GIANERA ST            SANTA CLARA            CA      95054          360        355    335000.00    333772.18
1       16753717  476  CANNON AVE             SAN DIMAS              CA      91773          360        353    340000.00    337032.60
1       16759029  625  PASEO LUNADO           PALOS VERDES           CA      90274          360        348    511200.00    501487.07
1       16768194  14408  HARVEST CT           POWAY                  CA      92064          360        348    650000.00    643860.02
1       16777435  5741  STADIUM ST            SAN DIEGO              CA      92122          360        351    313500.00    309169.25
1       16786436  155  BRAEMOOR DR            BONNY DOON             CA      95060          360        354    375000.00    373218.07
1       16786493  23242  PELHAM PL            VALENCIA               CA      91354          360        353    305000.00    303385.54
1       16795015  5642  UPPER RIDGE WAY       AUBURN                 CA      95603          360        353    448500.00    446183.98
1       16796450  22  6TH ST                  PETALUMA               CA      94952          360        353    273750.00    272300.92
1       16809527  8810  CHATLAKE DR           WEST HILLS             CA      91304          360        354    261000.00    259759.78
1       16810335  139  FOXTAIL DR             SANTA MONICA           CA      90402          360        354    274000.00    272698.03
1       16829673  12464  SEMILLON BLVD        SAN DIEGO              CA      92131          360        349    346500.00    343508.97
1       16836827  4215  RIDGEWAY DR           SAN DIEGO              CA      92116          360        353    315000.00    313248.36
1       16839748  474  PATRICIAN WAY          MONROVIA               CA      91016          360        349    480000.00    475856.66
1       16840233  1630  SAN PASQUAL ST        PASADENA               CA      91106          360        348    337600.00    334410.99
1       16840589  8917  SERANATA DR           WHITTIER               CA      90603          360        349    337500.00    334263.97
1       16841231  1317  WESTERN AVE           GLENDALE               CA      91201          360        348    256800.00    254432.75
1       16841579  1335  LOGANRITA AVE         ARCADIA                CA      91006          360        349    305500.00    302464.61
1       16842726  9810  LA TUNA CANYON RD     SUN VALLEY             CA      91352          360        352    319200.00    317165.30
1       16842957  4723  SUNSET AVE            LA CRESCENTA           CA      91214          360        349    306700.00    303987.28
1       16857062  16211  LOS ARBOLES          RANCHO SANTA FE        CA      92067          360        349    551800.00    547151.80
1       16858672  3562  GOVERNOR DR           SAN DIEGO              CA      92122          360        348    300000.00    297096.41
1       16859381  1730  AVENIDA DEL MUNDO UN  CORONADO               CA      92118          360        349    600000.00    595068.45
1       16859548  4873  DIXIE DR              SAN DIEGO              CA      92109          360        351    487500.00    483993.43
1       16861072  15210  DEL PONIENTE CT      POWAY                  CA      92064          360        349    308700.00    306099.60
1       16730897  7.50000      0.50000   4/1/1999   2272.45     50.00        650000.00 Single Family Residence         Primary
1       16739476  7.50000      0.50000   8/1/1999   1859.91     70.93        375000.00 Single Family Residence         Primary
1       16744039  7.25000      0.25000   5/1/1999   2203.43     67.29        480000.00 Single Family Residence         Primary
1       16745911  7.25000      0.25000   5/1/1999   2626.38     70.00        550000.00 Single Family Residence         Primary
1       16748113  7.62500      0.62500   6/1/1999   2901.95     57.75        710000.00 Single Family Residence         Primary
1       16748295  7.37500      0.37500   6/1/1999   1913.17     71.95        385000.00 Single Family Residence         Primary
1       16748303  7.37500      0.37500   6/1/1999   3108.04     52.94        850000.00 2-Family                        Primary
1       16748600  7.25000      0.25000   7/1/1999   3751.97     79.25        694000.00 Single Family Residence         Primary
1       16748907  7.37500      0.37500   7/1/1999   2072.03     73.17        410000.00 Single Family Residence         Primary
1       16748949  7.37500      0.37500   7/1/1999   2072.03     56.60        530000.00 Single Family Residence         Primary
1       16749285  7.62500      0.62500   8/1/1999   2371.11     67.95        493000.00 Single Family Residence         Primary
1       16753717  7.25000      0.25000   6/1/1999   2319.40     59.65        570000.00 Single Family Residence         Primary
1       16759029  7.37500      0.37500   1/1/1999   3530.73     78.65        650000.00 Single Family Residence         Primary
1       16768194  7.37500      0.37500   1/1/1999   4489.39     65.00       1000000.00 Single Family Residence         Primary
1       16777435  7.25000      0.25000   4/1/1999   2138.62     95.00        330000.00 Single Family Residence         Primary
1       16786436  7.25000      0.25000   7/1/1999   2558.16     88.24        425000.00 Single Family Residence         Primary
1       16786493  7.50000      0.50000   6/1/1999   2132.60     71.76        425000.00 Single Family Residence         Primary
1       16795015  7.62500      0.62500   6/1/1999   3174.45     69.00        650000.00 Single Family Residence         Primary
1       16796450  7.50000      0.50000   6/1/1999   1914.10     75.00        365000.00 Single Family Residence         Primary
1       16809527  7.25000      0.25000   7/1/1999   1780.48     75.00        348000.00 Single Family Residence         Primary
1       16810335  7.25000      0.25000   7/1/1999   1869.16     19.78       1385000.00 Single Family Residence         Primary
1       16829673  7.37500      0.37500   2/1/1999   2393.19     90.00        385000.00 Single Family Residence         Primary
1       16836827  7.25000      0.25000   6/1/1999   2148.86     75.00        420000.00 Single Family Residence         Primary
1       16839748  7.37500      0.37500   2/1/1999   3315.24     80.00        600000.00 Single Family Residence         Primary
1       16840233  7.37500      0.37500   1/1/1999   2331.72     67.52        500000.00 Single Family Residence         Primary
1       16840589  7.25000      0.25000   2/1/1999   2302.34     75.00        450000.00 Single Family Residence         Primary
1       16841231  7.50000      0.50000   1/1/1999   1795.58     79.02        325000.00 Single Family Residence         Primary
1       16841579  7.50000      0.50000   2/1/1999   2136.10     94.00        325000.00 Single Family Residence         Primary
1       16842726  7.25000      0.25000   5/1/1999   2177.51     79.80        400000.00 Single Family Residence         Primary
1       16842957  7.25000      0.25000   2/1/1999   2092.23     79.66        385000.00 Single Family Residence         Primary
1       16857062  7.50000      0.50000   2/1/1999   3858.27     40.42       1365000.00 Single Family Residence         Primary
1       16858672  7.25000      0.25000   1/1/1999   2046.53     71.43        420000.00 Single Family Residence         Primary
1       16859381  7.62500      0.62500   2/1/1999   4246.76     75.00        800000.00 Condominium                     Primary
1       16859548  7.25000      0.25000   4/1/1999   3325.61     75.00        650000.00 Single Family Residence         Primary
1       16861072  7.50000      0.50000   2/1/1999   2158.48     51.45        600000.00 Single Family Residence         Primary
1       16730897  Cash-Out Refinance
1       16739476  Cash-Out Refinance
1       16744039  Rate/Term Refinance
1       16745911  Rate/Term Refinance
1       16748113  Cash-Out Refinance
1       16748295  Rate/Term Refinance
1       16748303  Cash-Out Refinance
1       16748600  Purpose
1       16748907  Purpose
1       16748949  Purpose
1       16749285  Rate/Term Refinance
1       16753717  Rate/Term Refinance
1       16759029  Purpose
1       16768194  Cash-Out Refinance
1       16777435  Purpose
1       16786436  Purpose
1       16786493  Cash-Out Refinance
1       16795015  Rate/Term Refinance
1       16796450  Cash-Out Refinance
1       16809527  Cash-Out Refinance
1       16810335  Rate/Term Refinance
1       16829673  Purpose
1       16836827  Cash-Out Refinance
1       16839748  Purpose
1       16840233  Rate/Term Refinance
1       16840589  Cash-Out Refinance
1       16841231  Rate/Term Refinance
1       16841579  Rate/Term Refinance
1       16842726  Purpose
1       16842957  Rate/Term Refinance
1       16857062  Rate/Term Refinance
1       16858672  Cash-Out Refinance
1       16859381  Purpose
1       16859548  Cash-Out Refinance
1       16861072  Rate/Term Refinance

1       16861270  4282  CORDOBES COVE         SAN DIEGO              CA      92130          360        350    298000.00    295611.05
1       16861494  4411  WILLOWS RD            ALPINE                 CA      91901          360        349    266250.00    264007.20
1       16861577  133  WALNUT LN              SANTA BARBARA          CA      93111          360        350    266480.00    264395.31
1       16863011  18752  SYLVAN ST            TARZANA                CA      91335          360        349    287100.00    284621.72
1       16863185  5224  DONNA AVE             TARZANA                CA      91356          360        349    485000.00    480813.22
1       16863623  1768  LA GRANADA DR         THOUSAND OAKS          CA      91362          360        354    331550.00    329974.49
1       16863946  673  CALLE DEL NORTE        CAMARILLO              CA      93010          360        349    416000.00    412409.01
1       16865172  3685  EL ENCANTO DR         CALABASAS              CA      91302          360        352    362690.00    360378.04
1       16866253  10812  ALYSHEBA DR          MOORPARK               CA      93021          360        353    317000.00    315280.07
1       16867442  2801  GLENDOWER AVE         LOS ANGELES            CA      90027          360        352    450000.00    447131.58
1       16867509  1844  VIRGINIA RD           LOS ANGELES            CA      90019          360        352    273000.00    271301.99
1       16871717  355  BRYANT ST UNIT 101     SAN FRANCISCO          CA      94107          360        348    350000.00    346693.90
1       16873937  1200-  1202 21ST AVE        SAN FRANCISCO          CA      94122          360        347    373000.00    369353.49
1       16906935  95  CLEVELAND LN            PRINCETON              NJ      08540          360        346    393750.00    389488.44
1       16910804  RRT  32 BOX 4538            MISSION                TX      78572          360        350    297000.00    294626.98
1       16910846  661  ALEXANDRITE DR         OAK POINT              TX      75068          360        347    260000.00    257331.05
1       16913246  907  MURPHY LN              FRIENDSWOOD            TX      77546          360        351    332500.00    330108.34
1       16914491  LOT  #104 ISLAND ESTATES+   S SETAUKET             NY      11733          360        353    320000.00    318220.63
1       16915100  140  LEAHY ST               JERICHO                NY      11753          360        349    254700.00    252501.39
1       16915324  35  THORN GROVE LN          DIX HILLS              NY      11746          360        348    345000.00    340646.99
1       16916405  95  JONES DR                SAYVILLE               NY      11782          360        351    330600.00    326507.68
1       16916785  132     ROGER CANOE HOLLOW RMILL NECK              NY      11765          360        353    870000.00    864764.26
1       16916819  10  BEAVER HILL LN          HUNTINGTON             NY      11743          360        352    270000.00    268361.46
1       16917122  70  UPPER MOUNTAIN AVE      MONTCLAIR              NJ      07042          360        354    550000.00    547386.48
1       16917338  1       BAY LINK            MASSAPEQUA             NY      11758          360        352    300000.00    297870.88
1       16917429  17  TERRA MAR DR            HUNTINGTON BAY         NY      11743          360        353    360000.00    356962.61
1       16917544  44  SUNSET DR S             SEARINGTOWN            NY      11507          360        353    385600.00    383507.90
1       16920118  131  MAACK RD               POTTSTOWN              PA      19465          360        348    545000.00    540097.50
1       16920902  10  WYCKOFF DR              PITTSTOWN              NJ      08867          360        353    305250.00    303673.69
1       16921280  22  DEERFIELD RD            SHORT HILLS            NJ      07078          360        348    260000.00    257224.62
1       16921397  14  SKYLINE DR              UPPER SADDLE RIVER     NJ      07458          360        349    375750.00    372426.45
1       16921520  573  COLONIAL RD            RIVER VALE             NJ      07675          360        348    244500.00    242133.62
1       16922288  11  VREELAND AVE            BLOOMINGDALE           NJ      07403          360        350    283450.00    281286.25
1       16923419  28  FAIRVIEW AVE            SUMMIT                 NJ      07901          360        351    316000.00    313888.49
1       16931750  12  RIDGEWOOD DR            LIVINGSTON             NJ      07039          360        349    328500.00    325552.55
1       16861270  7.25000      0.25000   3/1/1999   2032.89     74.50        400000.00 Single Family Residence         Primary
1       16861494  7.50000      0.50000   2/1/1999   1861.66     75.00        355000.00 Single Family Residence         Primary
1       16861577  7.37500      0.37500   3/1/1999   1840.51     71.06        375000.00 Single Family Residence         Primary
1       16863011  7.37500      0.37500   2/1/1999   1982.93     90.00        319000.00 Single Family Residence         Primary
1       16863185  7.37500      0.37500   2/1/1999   3349.77     73.48        660000.00 Single Family Residence         Primary
1       16863623  7.25000      0.25000   7/1/1999   2261.76     95.00        349000.00 Single Family Residence         Primary
1       16863946  7.37500      0.37500   2/1/1999   2873.21     80.00        520000.00 Single Family Residence         Primary
1       16865172  7.25000      0.25000   5/1/1999   2474.19     89.55        405000.00 Condominium                     Primary
1       16866253  7.37500      0.37500   6/1/1999   2189.44     55.61        570000.00 Single Family Residence         Primary
1       16867442  7.25000      0.25000   5/1/1999   3069.79     52.94        850000.00 Single Family Residence         Primary
1       16867509  7.37500      0.37500   5/1/1999   1885.54     70.91        385000.00 Single Family Residence         Primary
1       16871717  7.37500      0.37500   1/1/1999   2417.36     57.38        610000.00 Condominium                     Primary
1       16873937  7.62500      0.62500  12/1/1998   2640.07     74.60        500000.00 2-Family                        Investor
1       16906935  7.50000      0.50000  11/1/1998   2753.16     75.00        525000.00 Single Family Residence         Investor
1       16910804  7.50000      0.50000   3/1/1999   2076.67     90.00        330000.00 Single Family Residence         Primary
1       16910846  7.37500      0.37500  12/1/1998   1795.76     71.37        364300.00 Single Family Residence         Primary
1       16913246  7.25000      0.25000   4/1/1999   2268.24     93.66        355000.00 Single Family Residence         Primary
1       16914491  7.25000      0.25000   6/1/1999   2182.96     79.01        405000.00 Single Family Residence         Primary
1       16915100  7.37500      0.37500   2/1/1999   1759.15     87.83        290000.00 Single Family Residence         Primary
1       16915324  7.37500      0.37500   1/1/1999   2382.83     75.00        460000.00 Single Family Residence         Primary
1       16916405  7.50000      0.50000   4/1/1999   2311.60     94.46        350000.00 Single Family Residence         Primary
1       16916785  7.37500      0.37500   6/1/1999   6008.87     58.00       1500000.00 Single Family Residence         Primary
1       16916819  7.50000      0.50000   5/1/1999   1887.88     72.00        375000.00 Single Family Residence         Primary
1       16917122  7.25000      0.25000   7/1/1999   3751.97     88.00        625000.00 Single Family Residence         Primary
1       16917338  7.50000      0.50000   5/1/1999   2097.64     68.18        440000.00 Single Family Residence         Primary
1       16917429  7.37500      0.37500   6/1/1999   2486.43     62.07        580000.00 Single Family Residence         Primary
1       16917544  7.37500      0.37500   6/1/1999   2663.24     79.51        485000.00 Single Family Residence         Primary
1       16920118  7.62500      0.62500   1/1/1999   3857.48     62.29        875000.00 Single Family Residence         Primary
1       16920902  7.62500      0.62500   6/1/1999   2160.54     74.45        410000.00 Single Family Residence         Primary
1       16921280  7.25000      0.25000   1/1/1999   1773.66     80.00        325000.00 Single Family Residence         Primary
1       16921397  7.25000      0.25000   2/1/1999   2563.28     89.68        419000.00 Single Family Residence         Primary
1       16921520  7.25000      0.25000   1/1/1999   1667.92     78.87        310000.00 Single Family Residence         Primary
1       16922288  7.50000      0.50000   3/1/1999   1981.92     89.98        315000.00 Single Family Residence         Primary
1       16923419  7.62500      0.62500   4/1/1999   2236.63     80.00        395000.00 2-Family                        Investor
1       16931750  7.25000      0.25000   2/1/1999   2240.95     90.00        365000.00 Single Family Residence         Primary
1       16861270  Cash-Out Refinance
1       16861494  Cash-Out Refinance
1       16861577  Cash-Out Refinance
1       16863011  Purpose
1       16863185  Cash-Out Refinance
1       16863623  Purpose
1       16863946  Purpose
1       16865172  Purpose
1       16866253  Rate/Term Refinance
1       16867442  Cash-Out Refinance
1       16867509  Rate/Term Refinance
1       16871717  Cash-Out Refinance
1       16873937  Purpose
1       16906935  Purpose
1       16910804  Purpose
1       16910846  Rate/Term Refinance
1       16913246  Purpose
1       16914491  Purpose
1       16915100  Purpose
1       16915324  Purpose
1       16916405  Purpose
1       16916785  Rate/Term Refinance
1       16916819  Purpose
1       16917122  Purpose
1       16917338  Cash-Out Refinance
1       16917429  Cash-Out Refinance
1       16917544  Purpose
1       16920118  Rate/Term Refinance
1       16920902  Purpose
1       16921280  Rate/Term Refinance
1       16921397  Purpose
1       16921520  Rate/Term Refinance
1       16922288  Rate/Term Refinance
1       16923419  Purpose
1       16931750  Rate/Term Refinance

1       16931818  312  GARFIELD PL            BROOKLYN               NY      11215          360        348    875000.00    866734.64
1       16932139  737     CROTON FALLS RD     CROTON FALLS           NY      10519          360        348    650000.00    643708.89
1       16932238  332  ROCKAWAY VALLEY RD     BOONTON                NJ      07005          360        349    303750.00    301253.42
1       16932691  68-11   147TH ST            FLUSHING               NY      11367          360        351    300000.00    297894.05
1       16933020  44  FARMSTEAD RD            CHESTER                NJ      07930          360        348    519100.00    514075.83
1       16933079  42      LAWRENCE AVE        LAWRENCE               NY      11559          360        349    500000.00    495683.90
1       16933665  78  GOLTRA DR               BASKING RIDGE          NJ      07920          360        348    265000.00    261511.54
1       16934002  890  COLUMBUS RD            TEANECK                NJ      07666          360        350    250000.00    247087.74
1       16945404  6  ELIOT CRESCENT           BROOKLINE              MA      02146          360        349    360000.00    356892.45
1       16945487  26  CLINTON ST              CAMBRIDGE              MA      02139          360        348    425000.00    420886.60
1       16957524  52  N SUMMIT AVE            CHATHAM                NJ      07928          360        352    254400.00    252778.33
1       16960783  105  RODGER AVE             WARREN                 NJ      07060          360        357    324000.00    323274.10
1       16968190  398  CLERMONT AVE           BROOKLYN               NY      11238          360        350    398600.00    395557.19
1       16968745  251  BEACH 140 ST           BELLE HARBOR           NY      11694          360        351    398400.00    395603.62
1       16969214  917  MANOR LN               WEST BAY SHORE         NY      11706          360        350    349600.00    346996.08
1       16969602  680  DEGRAW ST              BROOKLYN               NY      11217          360        352    387000.00    384708.75
1       16971335  213  SPOOK ROCK RD          SUFFERN                NY      10901          360        352    292000.00    290138.73
1       16971921  521     SHORE ACRES DR      MAMARONECK             NY      10543          360        353    260000.00    258554.22
1       16972077  12      MANOR DR            GOLDENS BRIDGE         NY      10526          360        353    326000.00    324274.34
1       16972630  16350  OLD GUEJITO RD       ESCONDIDO              CA      92027          360        352    280000.00    278012.18
1       16982662  5072  BAYONNE CIRCLE        IRVINE                 CA      92604          360        349    250000.00    247821.65
1       16982696  26602  SIERRA VISTA         MISSION VIEJO          CA      92692          360        348    250600.00    248232.84
1       16982878  9  SILVER FIR               IRVINE                 CA      92604          360        349    270000.00    267611.80
1       16983041  412  SANTA MARINA CT        ESCONDIDO              CA      92029          360        350    255000.00    252955.67
1       16983090  118  VIA QUITO              NEWPORT BEACH          CA      92663          360        349    460000.00    455982.11
1       16988719  1643  ADRIEN DR             CAMPBELL               CA      95008          360        348    297600.00    291763.21
1       17610403  8134  COACH DR              OAKLAND                CA      94605          360        350    259000.00    256547.06
1       17621715  30-30  149TH ST             FLUSHING               NY      11357          360        349    307800.00    305143.02
1       17623307  354  BROOME STREET UNIT 3   NEW YORK               NY      10013          360        349    255000.00    252798.82
1       17625518  243-69  72ND AVE            DOUGLASTON             NY      11362          360        354    360000.00    358114.43
1       17625583  49  TOBIN AVE               GREAT NECK             NY      11021          360        352    321750.00    319748.73
1       17629494  1136  BEECHWOOD DR          BREA                   CA      92821          360        349    275000.00    272626.11
1       17633660  51  INNER CIRCLE            REDWOOD CITY           CA      94062          360        350    270000.00    267835.51
1       17635319  197  KAVENISH WAY S         RANCHO MIRAGE          CA      92270          360        353    320000.00    318220.63
1       17638081  4       RONNY CIRCLE        HASTINGS               NY      10706          360        346    248900.00    245437.34
1       16931818  7.37500      0.37500   1/1/1999   6043.41     67.31       1300000.00 Single Family Residence         Primary
1       16932139  7.25000      0.25000   1/1/1999   4434.15     54.17       1200000.00 Single Family Residence         Primary
1       16932238  7.62500      0.62500   2/1/1999   2149.92     75.00        405000.00 Single Family Residence         Primary
1       16932691  7.37500      0.37500   4/1/1999   2072.03     59.29        506000.00 Single Family Residence         Primary
1       16933020  7.25000      0.25000   1/1/1999   3541.18     89.97        577000.00 Single Family Residence         Primary
1       16933079  7.37500      0.37500   2/1/1999   3453.38     62.50        800000.00 Single Family Residence         Primary
1       16933665  7.37500      0.37500   1/1/1999   1830.29     75.71        350000.00 Single Family Residence         Primary
1       16934002  7.25000      0.25000   3/1/1999   1705.44     78.86        317000.00 Single Family Residence         Primary
1       16945404  7.37500      0.37500   2/1/1999   2486.43     69.23        520000.00 2-Family                        Primary
1       16945487  7.25000      0.25000   1/1/1999   2899.25     52.47        810000.00 Single Family Residence         Primary
1       16957524  7.25000      0.25000   5/1/1999   1735.46     79.75        319000.00 Single Family Residence         Primary
1       16960783  7.50000      0.50000  10/1/1999   2265.46     90.00        360000.00 Single Family Residence         Primary
1       16968190  7.50000      0.50000   3/1/1999   2787.07     90.00        442900.00 3-Family                        Primary
1       16968745  7.37500      0.37500   4/1/1999   2751.65     79.68        500000.00 Single Family Residence         Primary
1       16969214  7.62500      0.62500   3/1/1999   2474.45     94.49        370000.00 Single Family Residence         Primary
1       16969602  7.62500      0.62500   5/1/1999   2739.16     90.00        430000.00 3-Family                        Primary
1       16971335  7.25000      0.25000   5/1/1999   1991.95     80.00        365000.00 Single Family Residence         Primary
1       16971921  7.25000      0.25000   6/1/1999   1773.66     50.49        515000.00 Single Family Residence         Primary
1       16972077  7.50000      0.50000   6/1/1999   2279.44     78.74        414000.00 Single Family Residence         Primary
1       16972630  7.25000      0.25000   5/1/1999   1910.09     74.67        375000.00 Single Family Residence         Primary
1       16982662  7.37500      0.37500   2/1/1999   1726.69     79.37        315000.00 Single Family Residence         Primary
1       16982696  7.37500      0.37500   1/1/1999   1730.83     60.75        412500.00 Single Family Residence         Primary
1       16982878  7.25000      0.25000   2/1/1999   1841.88     75.00        360000.00 Single Family Residence         Primary
1       16983041  7.25000      0.25000   3/1/1999   1739.55     56.67        450000.00 Single Family Residence         Primary
1       16983090  7.37500      0.37500   2/1/1999   3177.11     47.92        960000.00 Single Family Residence         Primary
1       16988719  7.37500      0.37500   1/1/1999   2055.45     80.00        372000.00 Single Family Residence         Primary
1       17610403  7.25000      0.25000   3/1/1999   1766.84     79.69        325000.00 Single Family Residence         Primary
1       17621715  7.37500      0.37500   2/1/1999   2125.90     95.00        324000.00 Single Family Residence         Primary
1       17623307  7.37500      0.37500   2/1/1999   1761.22     75.00        340000.00 Condominium                     Primary
1       17625518  7.25000      0.25000   7/1/1999   2455.83     90.00        400000.00 2-Family                        Primary
1       17625583  7.37500      0.37500   5/1/1999   2222.25     90.00        357500.00 Single Family Residence         Primary
1       17629494  7.37500      0.37500   2/1/1999   1899.36     79.94        344000.00 Single Family Residence         Primary
1       17633660  7.25000      0.25000   3/1/1999   1841.88     65.85        410000.00 Single Family Residence         Primary
1       17635319  7.25000      0.25000   6/1/1999   2182.96     78.43        408000.00 Condominium                     Second
1       17638081  7.37500      0.37500  11/1/1998   1719.09     95.00        262000.00 Single Family Residence         Primary
1       16931818  Rate/Term Refinance
1       16932139  Cash-Out Refinance
1       16932238  Purpose
1       16932691  Cash-Out Refinance
1       16933020  Purpose
1       16933079  Cash-Out Refinance
1       16933665  Rate/Term Refinance
1       16934002  Rate/Term Refinance
1       16945404  Rate/Term Refinance
1       16945487  Cash-Out Refinance
1       16957524  Rate/Term Refinance
1       16960783  Purpose
1       16968190  Purpose
1       16968745  Purpose
1       16969214  Purpose
1       16969602  Purpose
1       16971335  Cash-Out Refinance
1       16971921  Rate/Term Refinance
1       16972077  Rate/Term Refinance
1       16972630  Rate/Term Refinance
1       16982662  Purpose
1       16982696  Rate/Term Refinance
1       16982878  Purpose
1       16983041  Rate/Term Refinance
1       16983090  Cash-Out Refinance
1       16988719  Purpose
1       17610403  Rate/Term Refinance
1       17621715  Purpose
1       17623307  Cash-Out Refinance
1       17625518  Purpose
1       17625583  Purpose
1       17629494  Rate/Term Refinance
1       17633660  Cash-Out Refinance
1       17635319  Purpose
1       17638081  Purpose

1       17638719  1602  PONDCREST LN          WHITE PLAINS           NY      10601          360        349    313500.00    310756.02
1       17638727  45  HIGHLAND ST             THORNWOOD              NY      10594          360        350    267500.00    265407.27
1       17639329  30  HARVARD CT              WHITE PLAINS           NY      10605          360        349    295200.00    292588.99
1       17639477  420  HARDSCRABBLE RD        CHAPPAQUA              NY      10514          360        349    335600.00    332631.65
1       17639808  161  GLENDALE RD            SCARSDALE              NY      10583          360        349    275000.00    272739.73
1       17641077  1304  OLD POST RD           KATONAH                NY      10536          360        352    256500.00    254943.35
1       17641150  81  E CEDAR DR              BRIARCLIFF             NY      10510          360        352    402300.00    396154.29
1       17641192  10  DEL REGO CT             BLAUVELT               NY      10913          360        353    309600.00    307878.41
1       17641713  20  HOMESIDE LN             WHITE PLAINS           NY      10605          360        355    388000.00    386468.25
1       17642067  14  MAGNOLIA RD             SCARSDALE              NY      10583          360        353    318500.00    316728.94
1       17642422  6  MAPLE HILL RD            VALHALLA               NY      10595          360        354    247000.00    245864.68
1       17642463  PUMPKIN LANE                CLINTON CORNERS        NY      12514          360        353    328000.00    324472.18
1       17642471  3670  MARCY ST              MOHEGAN LAKE           NY      10547          360        354    252000.00    250802.57
1       17648643  618  A S LAFLIN             CHICAGO                IL      60607          360        347    260000.00    256183.43
1       17655713  3740  NE 27TH TERRACE       LIGHTHOUSE POINT       FL      33064          360        350    376000.00    372985.81
1       17657636  42  KINSELLA ST             DIX HILLS              NY      11746          360        349    264000.00    260891.58
1       17658360  36  VALENTINE LN            OLD BROOKVILLE         NY      11545          360        350    900000.00    892785.11
1       17658535  185     SOUNDVIEW DR        PORT WASHINGTON        NY      11050          360        355    360000.00    358680.54
1       17659012  385  W NECK RD              LLOYD HARBOR           NY      11743          360        350    500000.00    456114.78
1       17659376  7  CEDARFIELD LN            WEST HAMPTON           NY      11978          360        349    252000.00    249571.12
1       17659467  289     PRINCETON RD        ROCKVILLE CENTRE       NY      11570          240        231    317500.00    312048.68
1       17659640  36  BLUEBIRD LN             PLAINVIEW              NY      11803          360        349    290000.00    287434.97
1       17659871  139  COUNTRY VILLAGE LN     MANHASSET HILLS        NY      11030          360        350    413250.00    409845.00
1       17660127  17      AVE B               PORT WASHINGTON        NY      11050          360        353    390000.00    387831.39
1       17660135  6       BAYSIDE AVE         PORT WASHINGTON        NY      11050          360        352    269500.00    267904.44
1       17660689  15-30  200TH ST             BAYSIDE                NY      11360          360        355    374250.00    372843.80
1       17660952  167  PLAINVIEW RD           WOODBURY               NY      11797          360        353    460800.00    458106.62
1       17661323  BUCK    ISLAND              LAKE PLACID            NY      12946          360        354    293000.00    291641.57
1       17662305  24  MANOR RD                SAG HARBOR             NY      11963          360        354    250000.00    246247.95
1       17662487  7  REDWOOD CT               GLEN HEAD              NY      11542          360        355    250000.00    249060.63
1       17662503  158  HAROLD RD              WOODMERE               NY      11598          360        356    457600.00    456149.92
1       17666942  220  AUSTRALIAN AVE         PALM BEACH             FL      33480          360        350    476000.00    472276.23
1       17671587  2049  SW BRADFORD PL        PALM CITY              FL      34990          360        350    264800.00    262778.59
1       17676065  3121  MOSSVALE LN           TAMPA                  FL      33618          360        349    347000.00    343930.80
1       17683871  23416  CANZONET ST          LOS ANGELES            CA      91367          360        348    275000.00    264794.14
1       17638719  7.50000      0.50000   2/1/1999   2192.04     95.00        330000.00 Condominium                     Primary
1       17638727  7.37500      0.37500   3/1/1999   1847.56     93.04        287500.00 Single Family Residence         Primary
1       17639329  7.25000      0.25000   2/1/1999   2013.78     79.78        370000.00 Single Family Residence         Primary
1       17639477  7.25000      0.25000   2/1/1999   2289.38     79.90        420000.00 Single Family Residence         Primary
1       17639808  7.62500      0.62500   2/1/1999   1946.43     64.71        425000.00 Single Family Residence         Primary
1       17641077  7.50000      0.50000   5/1/1999   1793.49     90.00        285000.00 Single Family Residence         Primary
1       17641150  7.25000      0.25000   5/1/1999   2744.40     90.00        447000.00 Single Family Residence         Primary
1       17641192  7.25000      0.25000   6/1/1999   2112.02     80.00        387000.00 Single Family Residence         Primary
1       17641713  7.25000      0.25000   8/1/1999   2646.84     80.00        485000.00 Single Family Residence         Primary
1       17642067  7.25000      0.25000   6/1/1999   2172.73     61.43        518500.00 Single Family Residence         Primary
1       17642422  7.50000      0.50000   7/1/1999   1727.06     95.00        260000.00 Single Family Residence         Primary
1       17642463  7.37500      0.37500   6/1/1999   2265.41     79.23        414000.00 Single Family Residence         Second
1       17642471  7.25000      0.25000   7/1/1999   1719.08     73.04        345000.00 Single Family Residence         Primary
1       17648643  7.37500      0.37500  12/1/1998   1795.76     79.75        326000.00 Single Family Residence         Primary
1       17655713  7.25000      0.25000   3/1/1999   2564.98     80.00        470000.00 Single Family Residence         Primary
1       17657636  7.25000      0.25000   2/1/1999   1800.95     80.00        330000.00 Single Family Residence         Primary
1       17658360  7.25000      0.25000   3/1/1999   6139.59     65.93       1365000.00 Single Family Residence         Primary
1       17658535  7.62500      0.62500   8/1/1999   2548.06     79.82        451000.00 Single Family Residence         Primary
1       17659012  7.37500      0.37500   3/1/1999   3453.38     59.88        835000.00 Single Family Residence         Primary
1       17659376  7.25000      0.25000   2/1/1999   1719.08     76.36        330000.00 Single Family Residence         Second
1       17659467  7.25000      0.25000   4/1/1999   2509.44     71.03        447000.00 Single Family Residence         Primary
1       17659640  7.25000      0.25000   2/1/1999   1978.31     77.33        375000.00 Single Family Residence         Primary
1       17659871  7.25000      0.25000   3/1/1999   2819.09     95.00        435000.00 Single Family Residence         Primary
1       17660127  7.25000      0.25000   6/1/1999   2660.48     79.92        488000.00 2-Family                        Primary
1       17660135  7.62500      0.62500   5/1/1999   1907.50     70.00        385000.00 Single Family Residence         Primary
1       17660689  7.50000      0.50000   8/1/1999   2616.81     75.00        499000.00 2-Family                        Primary
1       17660952  7.25000      0.25000   6/1/1999   3143.47     90.00        512000.00 Single Family Residence         Primary
1       17661323  7.37500      0.37500   7/1/1999   2023.68     73.25        400000.00 Single Family Residence         Primary
1       17662305  7.25000      0.25000   7/1/1999   1705.44     47.62        525000.00 Single Family Residence         Primary
1       17662487  7.50000      0.50000   8/1/1999   1748.04     71.43        350000.00 Single Family Residence         Primary
1       17662503  7.25000      0.25000   9/1/1999   3121.64     79.58        575000.00 Single Family Residence         Primary
1       17666942  7.37500      0.37500   3/1/1999   3287.61     70.00        680000.00 3-Family                        Primary
1       17671587  7.50000      0.50000   3/1/1999   1851.52     79.76        332000.00 Single Family Residence         Primary
1       17676065  7.25000      0.25000   2/1/1999   2367.15     64.86        535000.00 Single Family Residence         Primary
1       17683871  7.62500      0.62500   1/1/1999   1946.43     66.27        415000.00 Single Family Residence         Primary
1       17638719  Purpose
1       17638727  Purpose
1       17639329  Purpose
1       17639477  Purpose
1       17639808  Purpose
1       17641077  Purpose
1       17641150  Purpose
1       17641192  Purpose
1       17641713  Purpose
1       17642067  Purpose
1       17642422  Purpose
1       17642463  Purpose
1       17642471  Rate/Term Refinance
1       17648643  Purpose
1       17655713  Purpose
1       17657636  Purpose
1       17658360  Purpose
1       17658535  Rate/Term Refinance
1       17659012  Purpose
1       17659376  Purpose
1       17659467  Rate/Term Refinance
1       17659640  Purpose
1       17659871  Purpose
1       17660127  Cash-Out Refinance
1       17660135  Cash-Out Refinance
1       17660689  Purpose
1       17660952  Purpose
1       17661323  Rate/Term Refinance
1       17662305  Purpose
1       17662487  Purpose
1       17662503  Purpose
1       17666942  Cash-Out Refinance
1       17671587  Purpose
1       17676065  Rate/Term Refinance
1       17683871  Cash-Out Refinance

1       17686767  21312  CALLE BALSA          LAKE FOREST            CA      92631          360        349    269000.00    266620.74
1       17686866  513  B POPPY AVE            CORONA DEL MAR         CA      92625          360        348    246000.00    243021.72
1       17687021  22001  OAK GROVE            MISSION VIEJO          CA      92692          360        348    768750.00    761034.93
1       17687088  7  DUNLIN LN                ALISO VIEJO            CA      92656          360        348    255000.00    252531.94
1       17696972  5565  E LONNA LINDA DR      LONG BEACH             CA      90815          360        349    250000.00    247788.75
1       17702457  172  EDGEHILL RD            SHARON                 MA      02067          360        349    347400.00    344066.31
1       17703083  21  SPARHAWK STREET UNIT    BRIGHTON               MA      02135          360        353    247200.00    245825.41
1       17703182  80  STEWART ST              FRANKLIN               MA      02038          360        354    333534.00    332025.40
1       17704396  30  ATLANTIC AVE            COHASSET               MA      02025          360        354    445000.00    442885.44
1       17704560  30  ROWE ST                 NEWTON                 MA      02466          360        354    326700.00    325185.32
1       17704834  1472  HIGHLAND AVE          HOLLISTON              MA      01746          360        354    271900.00    270670.21
1       17705286  21  CLEVELAND RD            NEEDHAM                MA      02492          360        355    467000.00    465201.29
1       17705476  11  GRAYSON RD              WINCHESTER             MA      01890          360        355    300000.00    298860.81
1       17707217  31-33  MILO ST              NEWTON                 MA      02165          360        356    400000.00    398740.47
1       17722893  2318  DARTMOUTH PL          EL DORADO HILLS        CA      95762          360        349    581250.00    576232.58
1       17723719  297  EAGLE TRACE DR         HALF MOON BAY          CA      94019          360        349    345000.00    341552.81
1       17728932  17405  STARK AVE            CERRITOS               CA      90703          360        349    259000.00    255819.47
1       17730102  420  TIDEWAY DR             ALAMEDA                CA      94501          360        353    299200.00    297576.64
1       17730581  7640  FLAGSTONE DR          PLEASANTON             CA      94588          360        355    356575.00    355167.29
1       17731712  157  ROBBINS HILL RD        BREWSTER               MA      02631          360        350    319500.00    316933.05
1       17733122  3  MYRTLE ST UNIT 4         BOSTON                 MA      02114          360        350    291600.00    285655.07
1       17734732  1451  BRUSH HILL RD         MILTON                 MA      02186          360        350    500000.00    496088.41
1       17737263  384  NEWTON ST              BROOKLINE              MA      02446          360        357    544000.00    542781.22
1       17747304  1025  GUIZOT ST             SAN DIEGO              CA      92107          360        348    637500.00    631329.97
1       17749516  2719  COASTAL OAK DR        HOUSTON                TX      77059          360        348    386250.00    382689.35
1       17751157  4416  SAM BASS RD           ROUND ROCK             TX      78681          360        354    315200.00    313738.65
1       17751785  3306  LOOKOUT LN            AUSTIN                 TX      78746          360        354    270900.00    269612.70
1       17754672  5810  BENT TRAIL            DALLAS                 TX      75248          360        349    337500.00    334586.64
1       17759135  334  PADRE BLVD BRIDGEPOI   SOUTH PADRE ISLAND     TX      78597          360        349    288000.00    285513.99
1       17765264  100  HUNTERS HILL CIRCLE    COPPER CANYON          TX      76226          360        353    267120.00    265670.70
1       17767039  406  LA ESPERANZA           SAN CLEMENTE           CA      92672          360        349    344000.00    340901.72
1       17767476  210  AGATE AVE              NEWPORT BEACH          CA      92662          360        349    440000.00    436293.68
1       17769647  262  LARKIN ST              MONTEREY               CA      93940          360        351    412502.00    409441.84
1       17773755  33  W 456 WOODMERE LN       WAYNE                  IL      60184          360        352    465000.00    462035.93
1       17774696  1528  AMBLESIDE             NAPERVILLE             IL      60564          360        355    271800.00    270803.82
1       17686767  7.25000      0.25000   2/1/1999   1835.05     68.97        390000.00 Single Family Residence         Primary
1       17686866  7.25000      0.25000   1/1/1999   1678.15     70.29        350000.00 Condominium                     Primary
1       17687021  7.25000      0.25000   1/1/1999   5244.23     76.88       1000000.00 Single Family Residence         Primary
1       17687088  7.25000      0.25000   1/1/1999   1739.55     75.00        340000.00 Single Family Residence         Primary
1       17696972  7.25000      0.25000   2/1/1999   1705.44     44.64        560000.00 Single Family Residence         Primary
1       17702457  7.50000      0.50000   2/1/1999   2429.07     90.00        386000.00 Single Family Residence         Primary
1       17703083  7.25000      0.25000   6/1/1999   1686.34     79.23        312000.00 Condominium                     Primary
1       17703182  7.50000      0.50000   7/1/1999   2332.12     94.75        352000.00 Single Family Residence         Primary
1       17704396  7.25000      0.25000   7/1/1999   3035.68     62.94        707000.00 Single Family Residence         Primary
1       17704560  7.37500      0.37500   7/1/1999   2256.44     89.51        365000.00 2-Family                        Primary
1       17704834  7.50000      0.50000   7/1/1999   1901.16     79.97        340000.00 Single Family Residence         Primary
1       17705286  7.37500      0.37500   8/1/1999   3225.45     68.68        680000.00 Single Family Residence         Primary
1       17705476  7.62500      0.62500   8/1/1999   2123.38     73.71        407000.00 Single Family Residence         Primary
1       17707217  7.25000      0.25000   9/1/1999   2728.71     74.77        535000.00 2-Family                        Primary
1       17722893  7.37500      0.37500   2/1/1999   4014.55     75.00        775000.00 Single Family Residence         Primary
1       17723719  7.62500      0.62500   2/1/1999   2441.89     51.34        672000.00 Single Family Residence         Primary
1       17728932  7.37500      0.37500   2/1/1999   1788.85     78.48        330000.00 Single Family Residence         Primary
1       17730102  7.37500      0.37500   6/1/1999   2066.50     80.00        374000.00 Single Family Residence         Primary
1       17730581  7.25000      0.25000   8/1/1999   2432.47     85.00        419500.00 Single Family Residence         Primary
1       17731712  7.37500      0.37500   3/1/1999   2206.71     90.00        355000.00 Single Family Residence         Primary
1       17733122  7.25000      0.25000   3/1/1999   1989.23     89.72        325000.00 Condominium                     Primary
1       17734732  7.37500      0.37500   3/1/1999   3453.38     43.48       1150000.00 Single Family Residence         Primary
1       17737263  7.50000      0.50000  10/1/1999   3803.73     79.42        685000.00 Single Family Residence         Primary
1       17747304  7.25000      0.25000   1/1/1999   4348.87     75.00        850000.00 Single Family Residence         Primary
1       17749516  7.50000      0.50000   1/1/1999   2700.72     75.00        515000.00 Single Family Residence         Primary
1       17751157  7.37500      0.37500   7/1/1999   2177.01     80.00        394000.00 Single Family Residence         Primary
1       17751785  7.25000      0.25000   7/1/1999   1848.02     38.70        700000.00 Single Family Residence         Primary
1       17754672  7.37500      0.37500   2/1/1999   2331.03     75.00        450000.00 Single Family Residence         Primary
1       17759135  7.37500      0.37500   2/1/1999   1989.14     78.90        365000.00 Condominium                     Primary
1       17765264  7.37500      0.37500   6/1/1999   1844.93     79.74        335000.00 Single Family Residence         Primary
1       17767039  7.25000      0.25000   2/1/1999   2346.69     80.00        430000.00 Single Family Residence         Primary
1       17767476  7.50000      0.50000   2/1/1999   3076.54     48.09        915000.00 2-Family                        Primary
1       17769647  7.25000      0.25000   4/1/1999   2813.99     76.74        537537.00 3-Family                        Primary
1       17773755  7.25000      0.25000   5/1/1999   3172.12     71.54        650000.00 Single Family Residence         Primary
1       17774696  7.62500      0.62500   8/1/1999   1923.78     90.00        302000.00 Single Family Residence         Primary
1       17686767  Cash-Out Refinance
1       17686866  Rate/Term Refinance
1       17687021  Purpose
1       17687088  Cash-Out Refinance
1       17696972  Cash-Out Refinance
1       17702457  Purpose
1       17703083  Purpose
1       17703182  Purpose
1       17704396  Cash-Out Refinance
1       17704560  Purpose
1       17704834  Purpose
1       17705286  Cash-Out Refinance
1       17705476  Cash-Out Refinance
1       17707217  Purpose
1       17722893  Cash-Out Refinance
1       17723719  Cash-Out Refinance
1       17728932  Rate/Term Refinance
1       17730102  Purpose
1       17730581  Purpose
1       17731712  Purpose
1       17733122  Purpose
1       17734732  Rate/Term Refinance
1       17737263  Purpose
1       17747304  Cash-Out Refinance
1       17749516  Cash-Out Refinance
1       17751157  Purpose
1       17751785  Rate/Term Refinance
1       17754672  Cash-Out Refinance
1       17759135  Purpose
1       17765264  Purpose
1       17767039  Purpose
1       17767476  Cash-Out Refinance
1       17769647  Purpose
1       17773755  Cash-Out Refinance
1       17774696  Purpose

1       17775941  1045  MINERS RUN            ROCHESTER              MI      48306          360        348    372000.00    368570.74
1       17777996  LOT  #11 HILLS LN           HEBRON                 CT      06033          360        354    270000.00    268716.98
1       17783622  4277  BRYNWOOD DR           NAPLES                 FL      34119          360        353    475000.00    472422.79
1       17787193  1158-1  W RIVER ST          MILFORD                CT      06460          360        347    308750.00    305580.67
1       17789892  20  CHESTNUT LN             WOODBRIDGE             CT      06525          360        348    250000.00     47518.03
1       17793308  1257  MARIOLA CT            CORAL GABLES           FL      33134          360        350    500000.00    493942.66
1       17802141  1153  HILLSBORO MILE        HILLSBORO BEACH        FL      33062          360        354    333000.00    331530.76
1       17802711  411  BONTONA                FORT LAUDERDALE        FL      33301          360        355    325000.00    323778.83
1       17810474  6913  OCALA LN              PARKLAND               FL      33067          360        349    274400.00    271972.94
1       17817321  841  SANTA FLORENCIA        SOLANA BEACH           CA      92075          360        350    375000.00    371993.83
1       17817354  3572  LIGGETT DR            SAN DIEGO              CA      92106          360        349    525000.00    520468.19
1       17817818  12278  PICRUS ST            SAN DIEGO              CA      92129          360        350    300000.00    297653.04
1       17817859  26432  BODEGA LN            MISSION VIEJO          CA      92691          360        351    311250.00    309011.23
1       17817875  6015  PASEO VALENCIA        RANCHO SANTA FE        CA      92067          360        351    400000.00    397122.78
1       17820895  3623  GLENWOOD AVE          REDWOOD CITY           CA      94062          360        349    327750.00    325056.17
1       17865049  16510  REDCLIFF LN          MORRISON               CO      80465          360        347    280000.00    277055.26
1       17865221  22  CONNICK CT              SAN RAMON              CA      94583          360        348    424000.00    419896.26
1       17865700  11666  E MAPLEWOOD AVE      ENGLEWOOD              CO      80111          360        349    284500.00    281858.59
1       17875220  212  LUXAIRE CT             LAS VEGAS              NV      89134          360        353    509000.00    506169.63
1       17877820  338  APPLE GROVE LN         SANTA BARBARA          CA      93105          360        348    281250.00    278657.36
1       17880121  3827  PROMENADE WAY         PLEASANTON             CA      94566          360        346    279200.00    276028.00
1       17951849  30221  MARBELLA VISTA       SAN JUAN CAPISTRANO    CA      92675          360        350    912000.00    905038.03
1       17951963  12713  WILLINGDON RD        HUNTERSVILLE           NC      28078          360        347    246200.00    243610.66
1       17953159  10731  RICHLAND AVE         LOS ANGELES            CA      90064          360        349    265500.00    262641.86
1       17955725  4530  RUTHERFORD WAY        DAYTON                 MD      21036          360        349    253000.00    250762.16
1       17956160  7011  CLUB HOUSE CIRCLE     NEW MARKET             MD      21774          360        348    279000.00    276344.15
1       17957325  19724  SELBY AVE            POOLESVILLE            MD      20837          360        352    340000.00    337885.17
1       17957366  710  FIRESTONE DR           SILVER SPRING          MD      20905          360        352    376000.00    373602.97
1       17957440  1685  SAM RYDER RD          ARNOLD                 MD      21012          300        292    250500.00    248118.70
1       17957671  6344  BRUNT MOUNTAIN PATH   COLUMBIA               MD      21045          360        353    296000.00    294394.00
1       17968611  720  CREEKWIND CT           DULUTH                 GA      30136          360        351    247500.00    245762.78
1       17968850  5210  GREEN OAK CT          ATLANTA                GA      30328          360        351    400000.00    397122.78
1       17971805  5  THORNTON DR              BURLINGTON             MA      01803          360        351    285000.00    282950.03
1       17973041  59  OVERLOOK RD             MARBLEHEAD             MA      01945          360        349    284400.00    281572.34
1       17976259  6938  33RD ST NW            WASHINGTON             DC      20015          360        351    380300.00    376391.72
1       17775941  7.50000      0.50000   1/1/1999   2601.08     93.00        400000.00 Single Family Residence         Primary
1       17777996  7.25000      0.25000   7/1/1999   1841.88     84.77        318500.00 Single Family Residence         Primary
1       17783622  7.37500      0.37500   6/1/1999   3280.71     47.50       1000000.00 Single Family Residence         Second
1       17787193  7.37500      0.37500  12/1/1998   2132.46     92.44        334000.00 Single Family Residence         Primary
1       17789892  7.62500      0.62500   1/1/1999    708.23     71.43        350000.00 Single Family Residence         Primary
1       17793308  7.25000      0.25000   3/1/1999   3410.88     57.14        875000.00 Single Family Residence         Primary
1       17802141  7.62500      0.62500   7/1/1999   2356.95     90.00        370000.00 Single Family Residence         Second
1       17802711  7.50000      0.50000   8/1/1999   2272.45     61.90        525000.00 Single Family Residence         Second
1       17810474  7.25000      0.25000   2/1/1999   1871.89     80.00        343000.00 Single Family Residence         Primary
1       17817321  7.25000      0.25000   3/1/1999   2558.16     75.00        500000.00 Single Family Residence         Primary
1       17817354  7.37500      0.37500   2/1/1999   3626.04     75.00        700000.00 Single Family Residence         Primary
1       17817818  7.37500      0.37500   3/1/1999   2072.03     75.00        400000.00 Single Family Residence         Primary
1       17817859  7.25000      0.25000   4/1/1999   2123.27     75.00        415000.00 Single Family Residence         Primary
1       17817875  7.25000      0.25000   4/1/1999   2728.71     50.00        800000.00 Single Family Residence         Primary
1       17820895  7.62500      0.62500   2/1/1999   2319.79     75.00        437000.00 Single Family Residence         Primary
1       17865049  7.25000      0.25000  12/1/1998   1910.09     79.10        354000.00 Single Family Residence         Primary
1       17865221  7.25000      0.25000   1/1/1999   2892.43     79.10        536000.00 Single Family Residence         Primary
1       17865700  7.25000      0.25000   2/1/1999   1940.79     71.13        400000.00 Single Family Residence         Primary
1       17875220  7.25000      0.25000   6/1/1999   3472.28     79.53        640000.00 Single Family Residence         Primary
1       17877820  7.50000      0.50000   1/1/1999   1966.54     75.00        375000.00 Single Family Residence         Primary
1       17880121  7.25000      0.25000  11/1/1998   1904.64     80.00        349000.00 Single Family Residence         Investor
1       17951849  7.50000      0.50000   3/1/1999   6376.84     76.00       1200000.00 Single Family Residence         Primary
1       17951963  7.25000      0.25000  12/1/1998   1679.52     92.91        265000.00 Single Family Residence         Primary
1       17953159  7.25000      0.25000   2/1/1999   1811.18     90.00        295000.00 Single Family Residence         Primary
1       17955725  7.25000      0.25000   2/1/1999   1725.91     76.67        330000.00 Single Family Residence         Primary
1       17956160  7.37500      0.37500   1/1/1999   1926.98     88.57        315000.00 Single Family Residence         Primary
1       17957325  7.37500      0.37500   5/1/1999   2348.30     85.00        400000.00 Single Family Residence         Primary
1       17957366  7.25000      0.25000   5/1/1999   2564.98     80.00        470000.00 Single Family Residence         Primary
1       17957440  7.37500      0.37500   5/1/1999   1830.85     77.80        322000.00 Single Family Residence         Primary
1       17957671  7.37500      0.37500   6/1/1999   2044.40     89.70        330000.00 Single Family Residence         Primary
1       17968611  7.37500      0.37500   4/1/1999   1709.42     73.88        335000.00 Single Family Residence         Primary
1       17968850  7.25000      0.25000   4/1/1999   2728.71     41.03        975000.00 Single Family Residence         Primary
1       17971805  7.25000      0.25000   4/1/1999   1944.20     75.00        380000.00 Single Family Residence         Primary
1       17973041  7.37500      0.37500   2/1/1999   1964.28     89.15        319000.00 Single Family Residence         Primary
1       17976259  7.25000      0.25000   4/1/1999   2594.32     71.75        530000.00 Single Family Residence         Primary
1       17775941  Purpose
1       17777996  Purpose
1       17783622  Cash-Out Refinance
1       17787193  Purpose
1       17789892  Purpose
1       17793308  Purpose
1       17802141  Purpose
1       17802711  Purpose
1       17810474  Rate/Term Refinance
1       17817321  Rate/Term Refinance
1       17817354  Cash-Out Refinance
1       17817818  Cash-Out Refinance
1       17817859  Cash-Out Refinance
1       17817875  Cash-Out Refinance
1       17820895  Purpose
1       17865049  Purpose
1       17865221  Purpose
1       17865700  Rate/Term Refinance
1       17875220  Purpose
1       17877820  Cash-Out Refinance
1       17880121  Purpose
1       17951849  Rate/Term Refinance
1       17951963  Rate/Term Refinance
1       17953159  Purpose
1       17955725  Rate/Term Refinance
1       17956160  Rate/Term Refinance
1       17957325  Rate/Term Refinance
1       17957366  Rate/Term Refinance
1       17957440  Rate/Term Refinance
1       17957671  Rate/Term Refinance
1       17968611  Rate/Term Refinance
1       17968850  Cash-Out Refinance
1       17971805  Cash-Out Refinance
1       17973041  Purpose
1       17976259  Rate/Term Refinance

1       17976309  11087  SCOTTS LANDING RD    LAUREL                 MD      20723          360        350    265000.00    262926.87
1       17983305  1  ACORN KNOLL DR           NORTH READING          MA      01864          360        350    274000.00    271856.47
1       17984725  1165  VALLEY RD             FAIRFIELD              CT      06432          360        350    464000.00    459453.29
1       17985391  3418  ANNANDALE RD          FALLS CHURCH           VA      22042          360        347    296250.00    293134.26
1       17986084  6316  YOUNGS BRANCH DR      FAIRFAX STATION        VA      22039          360        351    285000.00    282241.63
1       17986795  5451  WHITE FOX LN          KING GEORGE            VA      22415          360        354    385000.00    383215.05
1       17990615  125  WEBSTER ST             NEEDHAM                MA      02494          360        349    246000.00    243927.78
1       17990771  7  STRAWBERRY HILL RD       SOUTHBOROUGH           MA      01772          360        350    285000.00    281995.88
1       17991456  2  LINMOOR TERRACE          LEXINGTON              MA      02173          360        350    360000.00    357251.90
1       17992520  268  PLAINFIELD RD          CONCORD                MA      01742          360        349    460000.00    456125.13
1       17992777  30  KING ST                 COHASSET               MA      02025          360        349    437250.00    433475.58
1       17994625  19  ALDEN RD                WAYLAND                MA      01778          360        349    430000.00    423992.93
1       17994799  14  DANIEL SHAYS RD         HOPKINTON              MA      01748          360        352    363600.00    361338.46
1       17996307  2  SLAB BRANCH CT           MARLTON                NJ      08053          360        349    413999.00    410337.20
1       17996497  104  CHANNELHOUSE RD        NORTH WALES            PA      19454          360        349    299522.00    296901.11
1       17996810  4116  GOSHEN RD             NEWTOWN SQUARE         PA      19073          360        349    252999.00    250854.84
1       17996869  914  S LEWIS RD             ROYERSFORD             PA      19468          360        350    265000.00    262977.05
1       17998485  6605  PLEASURE AVE          SEA ISLE CITY          NJ      08243          360        354    298000.00    296583.93
1       17998790  18  ATWATER RD              CHADDS FORD            PA      19317          360        354    450000.00    447861.70
1       18015040  2270  SUNSET POINT          BYRON                  CA      94514          360        348    385000.00    381363.27
1       18018887  6351  TURFWAY RD            MOORPARK               CA      93021          360        350    510000.00    506106.95
1       18019786  11820  HESBY ST             LOS ANGELES            CA      91607          360        353    283500.00    281923.55
1       18019810  8304  AMOND LN              LOS ANGELES            CA      91304          360        352    278550.00    276807.22
1       18020438  701  W REMINGTON DR         SUNNYVALE              CA      94086          360        351    292000.00    289899.70
1       18020677  35692  GOLDSMITH DR         FREMONT                CA      94536          360        351    320000.00    317575.35
1       18020719  2394  ALSACE CT             LIVERMORE              CA      94550          360        351    377000.00    374288.31
1       18021097  14152  WINDSOR PL           SANTA ANA              CA      92705          360        350    312000.00    309558.87
1       18021337  15  CROSSCREEK              IRVINE                 CA      92604          360        349    385000.00    381594.65
1       18021642  19  CHAPARRAL CT            LAS FLORES             CA      92688          360        349    425000.00    420618.14
1       18022095  1410  15TH AVE              SAN FRANCISCO          CA      94122          360        348    277600.00    274913.22
1       18075796  500  SAINT THOMAS LN        FOSTER CITY            CA      94404          360        349    517000.00    512427.14
1       18077750  500  SPRAUER RD             PETALUMA               CA      94952          360        354    310500.00    309060.43
1       18078006  1101  FAIR WEATHER CIRCLE   CONCORD                CA      94518          360        350    280000.00    276142.48
1       18084459  5901  MIDWAY DR             HUNTINGTON BEACH       CA      92648          360        349    305000.00    301287.79
1       18089201  773  DAILEY AVE             SAN JOSE               CA      95123          360        349    267000.00    262759.93
1       17976309  7.37500      0.37500   3/1/1999   1830.29     75.71        350000.00 Single Family Residence         Primary
1       17983305  7.37500      0.37500   3/1/1999   1892.45     65.08        421000.00 Single Family Residence         Primary
1       17984725  7.25000      0.25000   3/1/1999   3165.30     78.64        590000.00 Single Family Residence         Primary
1       17985391  7.25000      0.25000  12/1/1998   2020.95     67.33        440000.00 Single Family Residence         Primary
1       17986084  7.25000      0.25000   4/1/1999   1944.20     74.22        384000.00 Single Family Residence         Primary
1       17986795  7.37500      0.37500   7/1/1999   2659.10     19.25       2000000.00 Single Family Residence         Second
1       17990615  7.50000      0.50000   2/1/1999   1720.07     79.87        308000.00 Single Family Residence         Primary
1       17990771  7.25000      0.25000   3/1/1999   1944.20     79.61        358000.00 Single Family Residence         Primary
1       17991456  7.50000      0.50000   3/1/1999   2517.17     90.00        400000.00 Single Family Residence         Primary
1       17992520  7.50000      0.50000   2/1/1999   3216.39     72.44        635000.00 Single Family Residence         Primary
1       17992777  7.37500      0.37500   2/1/1999   3019.98     75.00        583000.00 Single Family Residence         Primary
1       17994625  7.25000      0.25000   2/1/1999   2933.36     69.47        619000.00 Single Family Residence         Primary
1       17994799  7.37500      0.37500   5/1/1999   2511.29     90.00        404000.00 Single Family Residence         Primary
1       17996307  7.25000      0.25000   2/1/1999   2824.20     90.00        460000.00 Single Family Residence         Primary
1       17996497  7.46900      0.46900   2/1/1999   2087.95     80.00        374403.00 Single Family Residence         Primary
1       17996810  7.46900      0.46900   2/1/1999   1763.64     70.28        360000.00 Single Family Residence         Primary
1       17996869  7.50000      0.50000   3/1/1999   1852.92     73.61        360000.00 Single Family Residence         Primary
1       17998485  7.25000      0.25000   7/1/1999   2032.89     66.22        450000.00 Condominium                     Second
1       17998790  7.25000      0.25000   7/1/1999   3069.79     74.38        605000.00 Single Family Residence         Primary
1       18015040  7.37500      0.37500   1/1/1999   2659.10     60.16        640000.00 Single Family Residence         Primary
1       18018887  7.50000      0.50000   3/1/1999   3565.98     70.34        725000.00 Single Family Residence         Primary
1       18019786  7.25000      0.25000   6/1/1999   1933.97     90.00        315000.00 Single Family Residence         Primary
1       18019810  7.37500      0.37500   5/1/1999   1923.88     89.85        310000.00 Single Family Residence         Primary
1       18020438  7.25000      0.25000   4/1/1999   1991.95     80.00        365000.00 Single Family Residence         Primary
1       18020677  7.25000      0.25000   4/1/1999   2182.96     71.11        450000.00 Single Family Residence         Primary
1       18020719  7.25000      0.25000   4/1/1999   2571.80     67.32        560000.00 Single Family Residence         Primary
1       18021097  7.37500      0.37500   3/1/1999   2154.91     80.00        390000.00 Single Family Residence         Primary
1       18021337  7.25000      0.25000   2/1/1999   2626.38     73.33        525000.00 Single Family Residence         Primary
1       18021642  7.25000      0.25000   2/1/1999   2899.25     61.15        695000.00 Single Family Residence         Primary
1       18022095  7.25000      0.25000   1/1/1999   1893.72     80.00        347000.00 Single Family Residence         Primary
1       18075796  7.25000      0.25000   2/1/1999   3526.85     70.82        730000.00 Single Family Residence         Primary
1       18077750  7.37500      0.37500   7/1/1999   2144.55     90.00        345000.00 Single Family Residence         Primary
1       18078006  7.37500      0.37500   3/1/1999   1933.89     80.00        350000.00 Single Family Residence         Primary
1       18084459  7.37500      0.37500   2/1/1999   2106.56     63.94        477000.00 Single Family Residence         Primary
1       18089201  7.25000      0.25000   2/1/1999   1821.41     78.53        340000.00 Single Family Residence         Primary
1       17976309  Rate/Term Refinance
1       17983305  Cash-Out Refinance
1       17984725  Purpose
1       17985391  Purpose
1       17986084  Rate/Term Refinance
1       17986795  Cash-Out Refinance
1       17990615  Rate/Term Refinance
1       17990771  Rate/Term Refinance
1       17991456  Purpose
1       17992520  Cash-Out Refinance
1       17992777  Cash-Out Refinance
1       17994625  Rate/Term Refinance
1       17994799  Rate/Term Refinance
1       17996307  Purpose
1       17996497  Purpose
1       17996810  Rate/Term Refinance
1       17996869  Cash-Out Refinance
1       17998485  Purpose
1       17998790  Cash-Out Refinance
1       18015040  Rate/Term Refinance
1       18018887  Cash-Out Refinance
1       18019786  Purpose
1       18019810  Purpose
1       18020438  Purpose
1       18020677  Cash-Out Refinance
1       18020719  Cash-Out Refinance
1       18021097  Purpose
1       18021337  Purpose
1       18021642  Cash-Out Refinance
1       18022095  Purpose
1       18075796  Cash-Out Refinance
1       18077750  Purpose
1       18078006  Rate/Term Refinance
1       18084459  Rate/Term Refinance
1       18089201  Rate/Term Refinance

1       18090779  3452  WOODSIDE TERRACE      FREMONT                CA      94839          360        348    650000.00    643708.89
1       18091082  1619  PUERTO VALLARTA DR    SAN JOSE               CA      95120          360        349    300000.00    297346.47
1       18092635  1205  MCKENDRIE ST          SAN JOSE               CA      95126          360        349    300000.00    297346.47
1       18092783  20  PLEASANT ST             LOS GATOS              CA      95032          360        350    322000.00    319408.25
1       18092817  7023  HEARTLAND WAY         SAN JOSE               CA      95135          360        349    322000.00    318942.63
1       18092965  732  STIRLING DR            MILPITAS               CA      95035          360        349    365000.00    361178.76
1       18096842  100  SUNRISE AVE UNIT 612   PALM BEACH             FL      33480          360        352    620000.00    616143.62
1       18112300  16  CHESTNUT LN             WALLINGFORD            CT      06492          360        352    383500.00    380036.54
1       18173898  21  WRANGLER CT             TRABUCO CANYON         CA      92679          360        349    343805.00    340837.19
1       18173922  22332  PARKWOOD ST          LAKE FOREST            CA      92630          360        350    257450.00    255386.19
1       18174078  27569  VIA FORTUNA          SAN JAUN CAPISTRANO    CA      92675          360        349    260550.00    253796.72
1       18174599  116  HARBOR ISLAND RD       NEWPORT BEACH          CA      92660          360        350    322500.00    319914.67
1       18178491  50  COBBLESTONE RD          NORTH ANDOVER          MA      01845          360        349    246000.00    243927.78
1       18178822  18  MADISON ST              NEWBURYPORT            MA      01950          360        352    335000.00    332813.87
1       18179333  3710  BRENT ST              SANTA BARBARA          CA      93105          360        352    307000.00    305182.37
1       18179838  3767  LINCOLNWOOD DR        SANTA BARBARA          CA      93110          360        352    336000.00    333960.93
1       18180570  3307  N BELL                CHICAGO                IL      60657          360        348    262500.00    260020.45
1       18181651  105  E GREENTREE LN         LAKE MARY              FL      32746          360        350    315000.00    312535.67
1       18182915  9  WHITING RD               WELLESLEY              MA      02481          360        350    650000.00    644789.24
1       18183947  1620  GLYNDON AVE           LOS ANGELES            CA      90291          360        354    286900.00    284958.40
1       18184432  4922  MAYMONT DR            LOS ANGELES            CA      90043          360        354    356000.00    354307.82
1       18189639  22  AGUILAR                 IRVINE                 CA      92614          360        353    394250.00    392057.72
1       18189696  4  CAVALLERI                NEWPORT COAST          CA      92657          360        353    500000.00    497287.16
1       18189845  34  SILVER CRESCENT         IRVINE                 CA      92712          360        353    332000.00    330153.83
1       18190538  5845  S MANSFIELD AVE       LOS ANGELES            CA      90043          360        349    325000.00    322262.31
1       18190561  2324  VIA PINALE            PALOS VERDES ESTATES   CA      90274          360        349    375000.00    371651.84
1       18190850  7870  BLERIOT AVE           LOS ANGELES            CA      90045          360        349    258000.00    254839.66
1       18191353  15570  ENSTROM RD           WELLINGTON             FL      33414          360        350    469000.00    465240.24
1       18194720  1040  CHAPMAN LN            PETALUMA               CA      94954          360        349    452000.00    448284.84
1       18195164  6105  PASATIEMPO AVE        SAN DIEGO              CA      92120          360        352    435000.00    432294.31
1       18195644  2325  AMELIA ISLAND DR      CHULA VISTA            CA      91915          360        353    260000.00    258554.22
1       18201525  18852  PATRICIAN CIRCLE     VILLA PARK             CA      92861          360        349    425000.00    421240.85
1       18201574  24652  VIA CARISSA          LAGUNA NIGUEL          CA      92677          360        348    244000.00    241695.13
1       18202473  24632  PASEO VENDAVAL       LAKE FOREST            CA      92630          360        349    278000.00    275541.06
1       18203976  14425  N 67TH ST            SCOTTSDALE             AZ      85254          360        347    334400.00    328976.61
1       18090779  7.25000      0.25000   1/1/1999   4434.15     65.00       1000000.00 Single Family Residence         Primary
1       18091082  7.25000      0.25000   2/1/1999   2046.53     60.98        492000.00 Single Family Residence         Primary
1       18092635  7.25000      0.25000   2/1/1999   2046.53     75.00        400000.00 Single Family Residence         Primary
1       18092783  7.25000      0.25000   3/1/1999   2196.61     65.71        490000.00 Single Family Residence         Primary
1       18092817  7.25000      0.25000   2/1/1999   2196.61     53.67        600000.00 Single Family Residence         Primary
1       18092965  7.37500      0.37500   2/1/1999   2520.96     73.00        500000.00 Single Family Residence         Primary
1       18096842  7.37500      0.37500   5/1/1999   4282.19     80.00        775000.00 Condominium                     Primary
1       18112300  7.25000      0.25000   5/1/1999   2616.15     89.19        430000.00 Single Family Residence         Primary
1       18173898  7.37500      0.37500   2/1/1999   2374.58     92.92        370000.00 Single Family Residence         Primary
1       18173922  7.25000      0.25000   3/1/1999   1756.26     95.00        271000.00 Single Family Residence         Primary
1       18174078  7.37500      0.37500   2/1/1999   1799.55     89.84        290000.00 Condominium                     Primary
1       18174599  7.25000      0.25000   3/1/1999   2200.02     41.61        775000.00 Single Family Residence         Primary
1       18178491  7.50000      0.50000   2/1/1999   1720.07     76.88        320000.00 Single Family Residence         Primary
1       18178822  7.37500      0.37500   5/1/1999   2313.76     65.05        515000.00 Single Family Residence         Primary
1       18179333  7.62500      0.62500   5/1/1999   2172.93     70.57        435000.00 Single Family Residence         Primary
1       18179838  7.50000      0.50000   5/1/1999   2349.36     56.00        600000.00 Single Family Residence         Primary
1       18180570  7.37500      0.37500   1/1/1999   1813.02     70.00        375000.00 Single Family Residence         Primary
1       18181651  7.37500      0.37500   3/1/1999   2175.63     75.00        420000.00 Single Family Residence         Primary
1       18182915  7.25000      0.25000   3/1/1999   4434.15     66.67        975000.00 Single Family Residence         Primary
1       18183947  7.25000      0.25000   7/1/1999   1957.16     95.00        302000.00 Single Family Residence         Primary
1       18184432  7.37500      0.37500   7/1/1999   2458.80     80.00        445000.00 Single Family Residence         Primary
1       18189639  7.25000      0.25000   6/1/1999   2689.48     95.00        415000.00 Single Family Residence         Primary
1       18189696  7.37500      0.37500   6/1/1999   3453.38     63.29        790000.00 Single Family Residence         Primary
1       18189845  7.25000      0.25000   6/1/1999   2264.83     80.00        415000.00 Single Family Residence         Primary
1       18190538  7.50000      0.50000   2/1/1999   2272.45     65.00        500000.00 2-Family                        Primary
1       18190561  7.25000      0.25000   2/1/1999   2558.16     37.50       1000000.00 Single Family Residence         Primary
1       18190850  7.37500      0.37500   2/1/1999   1781.94     78.18        330000.00 Single Family Residence         Primary
1       18191353  7.25000      0.25000   3/1/1999   3199.41     70.00        670000.00 Single Family Residence         Primary
1       18194720  7.62500      0.62500   2/1/1999   3199.23     80.00        565000.00 Single Family Residence         Primary
1       18195164  7.37500      0.37500   5/1/1999   3004.44     79.09        550000.00 Single Family Residence         Primary
1       18195644  7.25000      0.25000   6/1/1999   1773.66     86.67        300000.00 Single Family Residence         Primary
1       18201525  7.25000      0.25000   2/1/1999   2899.25     51.52        825000.00 Single Family Residence         Primary
1       18201574  7.37500      0.37500   1/1/1999   1685.25     80.00        305000.00 Single Family Residence         Primary
1       18202473  7.25000      0.25000   2/1/1999   1896.45     77.22        360000.00 Single Family Residence         Primary
1       18203976  7.50000      0.50000  12/1/1998   2338.17     95.00        352000.00 Single Family Residence         Primary
1       18090779  Rate/Term Refinance
1       18091082  Cash-Out Refinance
1       18092635  Cash-Out Refinance
1       18092783  Cash-Out Refinance
1       18092817  Cash-Out Refinance
1       18092965  Cash-Out Refinance
1       18096842  Purpose
1       18112300  Rate/Term Refinance
1       18173898  Purpose
1       18173922  Purpose
1       18174078  Purpose
1       18174599  Cash-Out Refinance
1       18178491  Rate/Term Refinance
1       18178822  Purpose
1       18179333  Rate/Term Refinance
1       18179838  Rate/Term Refinance
1       18180570  Cash-Out Refinance
1       18181651  Cash-Out Refinance
1       18182915  Purpose
1       18183947  Purpose
1       18184432  Purpose
1       18189639  Purpose
1       18189696  Purpose
1       18189845  Purpose
1       18190538  Rate/Term Refinance
1       18190561  Cash-Out Refinance
1       18190850  Rate/Term Refinance
1       18191353  Cash-Out Refinance
1       18194720  Purpose
1       18195164  Cash-Out Refinance
1       18195644  Rate/Term Refinance
1       18201525  Cash-Out Refinance
1       18201574  Rate/Term Refinance
1       18202473  Rate/Term Refinance
1       18203976  Purpose

1       18204305  13515  E ESTRELLA AVE       SCOTTSDALE             AZ      85258          360        348    291000.00    285128.88
1       18221127  9       STONY RUN RD        GREAT NECK             NY      11023          360        353    348750.00    346949.06
1       18221374  64  OXFORD BLVD             GREAT NECK             NY      11021          360        354    366400.00    364701.31
1       18221564  52  BUTTONWOOD DR           DIX HILLS              NY      11746          360        354    416000.00    414071.31
1       18228023  2870  SHERWOOD DR           SAN BRUNO              CA      94066          360        348    244500.00    242246.11
1       18228437  1957  WAWONA ST             SAN FRANCISCO          CA      94132          360        350    297000.00    294619.16
1       18228619  1920  LEXINGTON AVE         SAN MATEO              CA      94402          360        349    275000.00    272739.73
1       18236463  10996  LINDA VISTA          CUPERTINO              CA      95014          360        355    525000.00    523027.34
1       18236752  460  PONZA LN               SOQUEL                 CA      95073          360        354    520000.00    517529.03
1       18236919  400  14TH AVE               SANTA CRUZ             CA      95060          360        354    342400.00    340706.78
1       18236927  512  ALTA DR                APTOS                  CA      95003          360        354    250000.00    247994.98
1       18240226  7329-7  EADS AVE            LA JOLLA               CA      92037          360        350    399750.00    395207.04
1       18240275  5105  VERNA WAY             LA MESA                CA      91941          360        349    297000.00    294373.09
1       18241224  29037  FRUITVALE LN         VALLEY CENTER          CA      92082          360        350    302800.00    300372.59
1       18242941  2031  CAMINO A LOS CERROS   MENLO PARK             CA      94025          360        348    392000.00    388206.02
1       18248674  735  SAN RAMON CT           MORGAN HILL            CA      95037          360        348    341250.00    337947.14
1       18252155  352  FIELDSTONE DR          FREMONT                CA      94538          360        349    244875.00    242812.30
1       18252296  3320-3  BALBOA ST           SAN FRANCISCO          CA      94121          360        350    275000.00    272848.59
1       18252403  1390  SYDNEY DR             SUNNYVALE              CA      94087          360        349    270000.00    267669.34
1       18252460  573  FORT LARAMIE DR        SUNNYVALE              CA      94087          360        349    336000.00    333099.62
1       18252544  15988  FLINTLOCK RD         CUPERTINO              CA      95014          360        350    615000.00    610068.99
1       18252783  107  WILLOW LN              UNION CITY             CA      94587          360        349    341987.00    338962.16
1       18258350  3002  MARNA AVE             LOS ALAMITOS           CA      90808          360        349    266000.00    262482.84
1       18356014  652  136TH LN NE            HAM LAKE               MN      55303          360        348    245250.00    242876.29
1       18359646  1735  19TH ST UNIT 3A       DENVER                 CO      80202          360        348    407000.00    403155.43
1       18359679  12000  W 29TH PL            LAKEWOOD               CO      80215          360        348    315000.00    311951.19
1       18359687  75  JASMINE ST              DENVER                 CO      80220          360        349    472000.00    467925.71
1       18359869  52  A ANDOVER TRAIL         EDWARDS                CO      81632          360        348    340000.00    336941.58
1       18360578  2689  COUNT RD 42           GRANBY                 CO      80446          360        348    450000.00    444056.90
1       18363861  2812  VIA ANACAPA           PALOS VERDES PENINSU   CA      90274          360        350    610000.00    603950.16
1       18363879  4923    RIVER AVE           NEWPORT BEACH          CA      92660          360        347    463500.00    458742.15
1       18363895  4910    NEPTUNE             NEWPORT BEACH          CA      92663          360        347    460000.00    455278.02
1       18363945  4709    RIVER AVE           NEWPORT BEACH          CA      92660          360        347    442500.00    437957.82
1       18364109  1055  MIDDLE AVE            MENLO PARK             CA      94025          360        349    350000.00    346978.79
1       18364513  2625  SUNNYCREST CT         FREMONT                CA      94539          360        348    280000.00    268309.06
1       18204305  7.37500      0.37500   1/1/1999   2009.86     79.73        365000.00 Single Family Residence         Primary
1       18221127  7.62500      0.62500   6/1/1999   2468.43     75.00        465000.00 Single Family Residence         Primary
1       18221374  7.37500      0.37500   7/1/1999   2530.63     80.00        458000.00 Single Family Residence         Primary
1       18221564  7.37500      0.37500   7/1/1999   2873.21     80.00        520000.00 Single Family Residence         Primary
1       18228023  7.50000      0.50000   1/1/1999   1709.58     75.00        326000.00 Single Family Residence         Primary
1       18228437  7.25000      0.25000   3/1/1999   2026.06     84.86        350000.00 Single Family Residence         Primary
1       18228619  7.62500      0.62500   2/1/1999   1946.43     58.51        470000.00 Single Family Residence         Primary
1       18236463  7.50000      0.50000   8/1/1999   3670.88     74.26        707000.00 Single Family Residence         Primary
1       18236752  7.25000      0.25000   7/1/1999   3547.32     80.00        650000.00 Single Family Residence         Primary
1       18236919  7.25000      0.25000   7/1/1999   2335.77     80.00        428000.00 Single Family Residence         Primary
1       18236927  7.25000      0.25000   7/1/1999   1705.44     70.42        355000.00 Single Family Residence         Primary
1       18240226  7.50000      0.50000   3/1/1999   2795.11     68.22        586000.00 2-Family                        Primary
1       18240275  7.25000      0.25000   2/1/1999   2026.06     90.00        330000.00 Single Family Residence         Primary
1       18241224  7.25000      0.25000   3/1/1999   2065.63     80.00        378500.00 Single Family Residence         Primary
1       18242941  7.25000      0.25000   1/1/1999   2674.13     50.26        780000.00 Single Family Residence         Primary
1       18248674  7.25000      0.25000   1/1/1999   2327.93     75.00        455000.00 Single Family Residence         Primary
1       18252155  7.50000      0.50000   2/1/1999   1712.20     74.89        327000.00 Single Family Residence         Primary
1       18252296  7.37500      0.37500   3/1/1999   1899.36     56.12        490000.00 Single Family Residence         Investor
1       18252403  7.37500      0.37500   2/1/1999   1864.82     63.53        425000.00 Single Family Residence         Primary
1       18252460  7.37500      0.37500   2/1/1999   2320.67     66.53        505000.00 Single Family Residence         Primary
1       18252544  7.25000      0.25000   3/1/1999   4195.38     71.51        860000.00 Single Family Residence         Primary
1       18252783  7.25000      0.25000   2/1/1999   2332.95     79.90        428000.00 Single Family Residence         Primary
1       18258350  7.25000      0.25000   2/1/1999   1814.59     76.00        350000.00 Single Family Residence         Primary
1       18356014  7.25000      0.25000   1/1/1999   1673.04     89.18        275000.00 Single Family Residence         Primary
1       18359646  7.37500      0.37500   1/1/1999   2811.05     67.83        600000.00 Condominium                     Primary
1       18359679  7.25000      0.25000   1/1/1999   2148.86     75.00        420000.00 Single Family Residence         Primary
1       18359687  7.37500      0.37500   2/1/1999   3259.98     87.41        540000.00 Single Family Residence         Primary
1       18359869  7.62500      0.62500   1/1/1999   2406.50     80.00        425000.00 Single Family Residence         Primary
1       18360578  7.37500      0.37500   1/1/1999   3108.04     74.38        605000.00 Single Family Residence         Primary
1       18363861  7.25000      0.25000   3/1/1999   4161.28     74.85        815000.00 Single Family Residence         Primary
1       18363879  7.37500      0.37500  12/1/1998   3201.28     75.00        618000.00 2-Family                        Investor
1       18363895  7.37500      0.37500  12/1/1998   3177.11     74.43        618000.00 2-Family                        Investor
1       18363945  7.37500      0.37500  12/1/1998   3056.23     75.00        590000.00 2-Family                        Investor
1       18364109  7.37500      0.37500   2/1/1999   2417.36     58.43        599000.00 Single Family Residence         Primary
1       18364513  7.37500      0.37500   1/1/1999   1933.89     59.32        472000.00 Single Family Residence         Primary
1       18204305  Rate/Term Refinance
1       18221127  Cash-Out Refinance
1       18221374  Purpose
1       18221564  Purpose
1       18228023  Cash-Out Refinance
1       18228437  Rate/Term Refinance
1       18228619  Cash-Out Refinance
1       18236463  Purpose
1       18236752  Purpose
1       18236919  Purpose
1       18236927  Purpose
1       18240226  Cash-Out Refinance
1       18240275  Purpose
1       18241224  Purpose
1       18242941  Cash-Out Refinance
1       18248674  Cash-Out Refinance
1       18252155  Rate/Term Refinance
1       18252296  Cash-Out Refinance
1       18252403  Rate/Term Refinance
1       18252460  Rate/Term Refinance
1       18252544  Cash-Out Refinance
1       18252783  Purpose
1       18258350  Rate/Term Refinance
1       18356014  Purpose
1       18359646  Rate/Term Refinance
1       18359679  Rate/Term Refinance
1       18359687  Rate/Term Refinance
1       18359869  Purpose
1       18360578  Rate/Term Refinance
1       18363861  Rate/Term Refinance
1       18363879  Rate/Term Refinance
1       18363895  Rate/Term Refinance
1       18363945  Rate/Term Refinance
1       18364109  Purpose
1       18364513  Cash-Out Refinance

1       18364844  1150  TERESA LN             MORGAN HILL            CA      95037          360        349    460000.00    452713.95
1       18375121  312  WILD OLIVE LN          LONGWOOD               FL      32779          360        348    280000.00    277355.11
1       18386821  400  W 40TH ST              SAN PEDRO              CA      90731          360        349    305000.00    298051.50
1       18388561  78726  GORHAM LN            PALM DESERT            CA      92211          360        350    263200.00    261140.91
1       18388751  28  THUNDER TRAIL           IRVINE                 CA      92614          360        352    299250.00    297433.93
1       18388900  8415  LA VELA AVE           WHITTIER               CA      90605          360        351    360000.00    357408.03
1       18389080  3  BELCANTO                 IRVINE                 CA      92614          360        352    278320.00    276588.85
1       18389189  14541  GUAMA AVE            IRVINE                 CA      92714          360        351    243750.00    242039.13
1       18389320  24702  PRISCILLA DR         DANA POINT             CA      92629          360        351    316000.00    313147.05
1       18390500  1457  BELLEVUE AVE UNIT 13  BURLINGAME             CA      94010          360        349    275000.00    272567.68
1       18390559  1823  DORRIS DR             MENLO PARK             CA      94025          360        348    479450.00    475030.31
1       18391631  5011  VIA PLAYA LOS SANTOS  SAN DIEGO              CA      92124          360        351    280000.00    276052.17
1       18391987  868-70  OPAL ST             SAN DIEGO              CA      92109          360        352    385000.00    382663.53
1       18478081  24583  GUADALUPE ST         CARMEL                 CA      93923          360        352    247500.00    245880.58
1       18480293  1806  MARK TWAIN ST         PALO ALTO              CA      94303          360        349    300000.00    297346.47
1       18480525  49  YORK DR                 PIEDMONT               CA      94611          360        349    400000.00    396461.94
1       18530071  34731  CALLE LOMA           CAPISTRANO BEACH       CA      92624          360        349    295000.00    292390.71
1       18530451  2640  VISTA ORNADO          NEWPORT BEACH          CA      92660          360        349    244000.00    241841.82
1       18530980  25  LOS MONTEROS DR         DANA POINT             CA      92629          360        351    439900.00    436812.31
1       18531095  35  ARGENTO DR              MISSION VIEJO          CA      92692          360        351    283900.00    281857.92
1       18531137  5  VALORE DR                NEWPORT BEACH          CA      92657          360        350    410000.00    406792.49
1       18535245  75      POPLAR STREET UNIT GBROOKLYN               NY      11201          360        355    270000.00    268985.50
1       18535443  10      HOLLYWOOD DR        HASTINGS-ON-HUDSON     NY      10706          360        353    461000.00    458436.57
1       18535518  80  KINGS WALK              MASSAPEQUA             NY      11762          360        353    312000.00    310265.07
1       18546879  1529  ELDERTREE DR          DIAMOND BAR            CA      91765          360        348    300000.00    297096.41
1       18547992  1803  SPEYER LN UNIT B      REDONDO BEACH          CA      90278          360        348    268650.00    266233.40
1       18548891  3836  EASTLAKE WAY          REDWOOD CITY           CA      94062          360        348    650000.00    643860.02
1       18551101  708  PARADISE VALLEY CT N   DANVILLE               CA      94526          360        352    285000.00    283227.36
1       18551481  9391  CLAY STATION RD       WILTON                 CA      95693          360        350    328000.00    325370.58
1       18551820  1800  BARCELONA CT          EL DORADO HILLS        CA      95762          360        349    370000.00    366883.33
1       18555649  810  ACACIA DR              BURLINGAME             CA      94010          360        349    340000.00    336899.21
1       18556407  2603  HASTINGS SHORE LN     REDWOOD CITY           CA      94063          360        351    275400.00    273419.11
1       18566166  108  STARLITE DR            SAN MATEO              CA      94402          360        348    365000.00    361467.37
1       18566687  15065  CENTER AVE           SAN MARTIN             CA      95046          360        349    396000.00    392581.73
1       18566968  1351  HALIBUT ST            FOSTER CITY            CA      94404          360        348    300000.00    297061.39
1       18364844  7.25000      0.25000   2/1/1999   3138.01     69.07        666000.00 Single Family Residence         Primary
1       18375121  7.37500      0.37500   1/1/1999   1933.89     62.92        445000.00 Single Family Residence         Primary
1       18386821  7.25000      0.25000   2/1/1999   2080.64     78.21        390000.00 Single Family Residence         Primary
1       18388561  7.37500      0.37500   3/1/1999   1817.86     72.31        364000.00 Single Family Residence         Second
1       18388751  7.50000      0.50000   5/1/1999   2092.40     95.00        315000.00 Condominium                     Primary
1       18388900  7.25000      0.25000   4/1/1999   2455.83     90.00        400000.00 Single Family Residence         Primary
1       18389080  7.37500      0.37500   5/1/1999   1922.29     79.98        348000.00 Single Family Residence         Primary
1       18389189  7.37500      0.37500   4/1/1999   1683.52     75.00        325000.00 Single Family Residence         Primary
1       18389320  7.25000      0.25000   4/1/1999   2155.68     80.00        395000.00 Single Family Residence         Primary
1       18390500  7.25000      0.25000   2/1/1999   1875.98     61.11        450000.00 Condominium                     Primary
1       18390559  7.50000      0.50000   1/1/1999   3352.38     36.88       1300000.00 Single Family Residence         Primary
1       18391631  7.25000      0.25000   4/1/1999   1910.09     80.00        350000.00 Single Family Residence         Primary
1       18391987  7.50000      0.50000   5/1/1999   2691.98     70.00        550000.00 2-Family                        Primary
1       18478081  7.25000      0.25000   5/1/1999   1688.39     70.71        350000.00 Single Family Residence         Primary
1       18480293  7.25000      0.25000   2/1/1999   2046.53     60.61        495000.00 Single Family Residence         Primary
1       18480525  7.25000      0.25000   2/1/1999   2728.71     80.00        500000.00 Single Family Residence         Primary
1       18530071  7.25000      0.25000   2/1/1999   2012.42     71.95        410000.00 Single Family Residence         Primary
1       18530451  7.25000      0.25000   2/1/1999   1664.51     61.00        400000.00 Single Family Residence         Primary
1       18530980  7.37500      0.37500   4/1/1999   3038.28     58.65        750000.00 Single Family Residence         Primary
1       18531095  7.25000      0.25000   4/1/1999   1936.70     85.00        334000.00 Single Family Residence         Primary
1       18531137  7.37500      0.37500   3/1/1999   2831.77     67.21        610000.00 Condominium                     Primary
1       18535245  7.50000      0.50000   8/1/1999   1887.88     90.00        300000.00 Condominium                     Primary
1       18535443  7.25000      0.25000   6/1/1999   3144.83     74.96        615000.00 Single Family Residence         Primary
1       18535518  7.25000      0.25000   6/1/1999   2128.39     89.91        347000.00 Single Family Residence         Primary
1       18546879  7.25000      0.25000   1/1/1999   2046.53     80.00        375000.00 Single Family Residence         Primary
1       18547992  7.62500      0.62500   1/1/1999   1901.49     67.50        398000.00 Condominium                     Primary
1       18548891  7.37500      0.37500   1/1/1999   4489.39     74.29        875000.00 Single Family Residence         Primary
1       18551101  7.37500      0.37500   5/1/1999   1968.42     67.86        420000.00 Single Family Residence         Primary
1       18551481  7.25000      0.25000   3/1/1999   2237.54     74.89        438000.00 Single Family Residence         Primary
1       18551820  7.50000      0.50000   2/1/1999   2587.09     63.36        584000.00 Single Family Residence         Primary
1       18555649  7.25000      0.25000   2/1/1999   2319.40     66.02        515000.00 Single Family Residence         Primary
1       18556407  7.25000      0.25000   4/1/1999   1878.71     90.00        306000.00 Condominium                     Primary
1       18566166  7.25000      0.25000   1/1/1999   2489.94     73.00        500000.00 Single Family Residence         Primary
1       18566687  7.37500      0.37500   2/1/1999   2735.07     80.00        495000.00 Single Family Residence         Primary
1       18566968  7.37500      0.37500   1/1/1999   2072.03     57.14        525000.00 Single Family Residence         Primary
1       18364844  Rate/Term Refinance
1       18375121  Cash-Out Refinance
1       18386821  Rate/Term Refinance
1       18388561  Purpose
1       18388751  Purpose
1       18388900  Purpose
1       18389080  Purpose
1       18389189  Cash-Out Refinance
1       18389320  Purpose
1       18390500  Cash-Out Refinance
1       18390559  Cash-Out Refinance
1       18391631  Purpose
1       18391987  Cash-Out Refinance
1       18478081  Rate/Term Refinance
1       18480293  Purpose
1       18480525  Rate/Term Refinance
1       18530071  Cash-Out Refinance
1       18530451  Rate/Term Refinance
1       18530980  Purpose
1       18531095  Purpose
1       18531137  Cash-Out Refinance
1       18535245  Rate/Term Refinance
1       18535443  Cash-Out Refinance
1       18535518  Purpose
1       18546879  Purpose
1       18547992  Purpose
1       18548891  Cash-Out Refinance
1       18551101  Cash-Out Refinance
1       18551481  Purpose
1       18551820  Cash-Out Refinance
1       18555649  Cash-Out Refinance
1       18556407  Purpose
1       18566166  Rate/Term Refinance
1       18566687  Rate/Term Refinance
1       18566968  Cash-Out Refinance

1       18567149  3120  PANMURE CT            SAN JOSE               CA      95135          360        348    280000.00    277355.11
1       18567255  1149  RAMBLEWOOD WAY        SAN MATEO              CA      94403          360        349    364000.00    360774.26
1       18570697  11835  SKYLINE BLVD         LOS GATOS              CA      95033          360        347    487000.00    474099.83
1       18571554  37340  THIRD ST             FREMONT                CA      94536          360        348    266000.00    263425.49
1       18576835  3920  W 103RD AVE           WESTMINSTER            CO      80030          360        348    267000.00    263598.42
1       18577833  5  ELEANOR RD               NORTH HAVEN            CT      06473          360        353    272000.00    270560.21
1       18578526  27818  WILD BLOOM           SAN ANTONIO            TX      78260          360        352    252000.00    249942.00
1       18579201  1560  SUNSET RIDGE          LAGUNA BEACH           CA      92651          360        349    630000.00    623805.02
1       18580258  2419  VISTA NOBLEZA         NEWPORT BEACH          CA      92660          360        348    379000.00    375331.80
1       18582296  1925  SAN ANSELINE AVENUJE  LONG BEACH             CA      90815          360        349    273750.00    271386.98
1       18583385  9502  HIGHRIDGE PL          LOS ANGELES            CA      90210          360        351    446440.00    443456.93
1       18591248  31025  N 47TH ST            CAVE CREEK             AZ      85331          360        348    255000.00    252176.53
1       18597252  2755  AQUA VERDE CIRCLE     LOS ANGELES            CA      90077          360        353    407000.00    404791.75
1       18601690  4113  WOODMAN AVE           SHERMAN OAKS           CA      91423          360        348    393750.00    390030.64
1       18601765  1230  E OCEAN BLVD UNIT 70  LONG BEACH             CA      90802          360        348    279000.00    276364.58
1       18601799  16366  MANDALAY DR          LOS ANGELES            CA      91436          360        348    420000.00    416128.30
1       18601856  6000  MOONGATE DR           RANCHO PALOS VERDES    CA      90275          360        349    423000.00    413055.48
1       18602433  22917  AVENIDA ANILLO       RANCHO PALOS VERDES    CA      90275          360        349    497000.00    492709.79
1       18602623  828  MILWOOD AVE            LOS ANGELES            CA      90036          360        348    309375.00    306452.46
1       18602748  4937  TOPEKA DR             LOS ANGELES            CA      91356          360        348    265000.00    262557.12
1       18603001  25  N STONINGTON RD         LAGUNA BEACH           CA      92677          360        348    750000.00    743086.23
1       18603571  229  IMAGES CIRCLE          MILPITAS               CA      95035          360        348    243000.00    240648.09
1       18603803  271  TULARE DR              SAN BRUNO              CA      94066          360        348    297600.00    294788.84
1       18603829  616  MODESTO AVE            SANTA CRUZ             CA      95060          360        348    280000.00    277290.05
1       18604017  120  CIRCLE RD              REDWOOD CITY           CA      94062          360        349    252700.00    250571.31
1       18613059  63  BLUE JAY LN             ASHLAND                MA      01721          360        349    270630.00    267470.66
1       18616227  5781  E FINISTERRA          TUCSON                 AZ      85750          360        354    400000.00    398145.51
1       18617514  41  WOOD ST                 CONCORD                MA      01742          360        353    640000.00    636441.17
1       18617712  130  EVERETT ST             NATICK                 MA      01760          360        352    264400.00    262714.67
1       18617985  31  LINCOLN ST              NATICK                 MA      01760          360        351    319675.00    317375.56
1       18628552  2243  15TH ST               SAN FRANCISCO          CA      94114          360        351    293000.00    289755.12
1       18630905  1021  VISTA SIERRA DR       EL CAJON               CA      92019          360        350    371500.00    368296.81
1       18631994  2760  DUMBARTON AVE         SAN JOSE               CA      95124          360        350    389600.00    386375.54
1       18632455  452  IVES TERRACE           SUNNYVALE              CA      94087          360        352    376000.00    373603.27
1       18632737  603  POPLAR AVE             REDWOOD CITY           CA      94061          360        351    332500.00    330166.22
1       18567149  7.37500      0.37500   1/1/1999   1933.89     74.67        375000.00 Single Family Residence         Primary
1       18567255  7.25000      0.25000   2/1/1999   2483.12     61.69        590000.00 Single Family Residence         Primary
1       18570697  7.25000      0.25000  12/1/1998   3322.20     74.92        650000.00 Single Family Residence         Primary
1       18571554  7.25000      0.25000   1/1/1999   1814.59     73.48        362000.00 Single Family Residence         Primary
1       18576835  7.25000      0.25000   1/1/1999   1821.41     78.99        338000.00 Single Family Residence         Primary
1       18577833  7.50000      0.50000   6/1/1999   1901.86     87.18        312000.00 Single Family Residence         Primary
1       18578526  7.25000      0.25000   5/1/1999   1719.08     90.00        280000.00 Single Family Residence         Primary
1       18579201  7.37500      0.37500   2/1/1999   4351.25     72.41        870000.00 Single Family Residence         Primary
1       18580258  7.25000      0.25000   1/1/1999   2585.45     77.35        490000.00 Single Family Residence         Primary
1       18582296  7.37500      0.37500   2/1/1999   1890.72     75.00        365000.00 Single Family Residence         Primary
1       18583385  7.62500      0.62500   4/1/1999   3159.87     77.64        575000.00 Single Family Residence         Second
1       18591248  7.50000      0.50000   1/1/1999   1783.00     84.44        302000.00 Single Family Residence         Primary
1       18597252  7.37500      0.37500   6/1/1999   2811.05     46.78        870000.00 Single Family Residence         Primary
1       18601690  7.37500      0.37500   1/1/1999   2719.53     75.00        525000.00 Single Family Residence         Primary
1       18601765  7.37500      0.37500   1/1/1999   1926.98     90.00        310000.00 Condominium                     Primary
1       18601799  7.50000      0.50000   1/1/1999   2936.70     75.00        560000.00 Single Family Residence         Primary
1       18601856  7.25000      0.25000   2/1/1999   2885.61     74.21        570000.00 Single Family Residence         Primary
1       18602433  7.37500      0.37500   2/1/1999   3432.66     70.00        710000.00 Single Family Residence         Primary
1       18602623  7.37500      0.37500   1/1/1999   2136.78     73.84        419000.00 Single Family Residence         Primary
1       18602748  7.50000      0.50000   1/1/1999   1852.92     42.40        625000.00 Single Family Residence         Primary
1       18603001  7.50000      0.50000   1/1/1999   5244.11     61.98       1210000.00 Single Family Residence         Primary
1       18603571  7.25000      0.25000   1/1/1999   1657.69     57.45        423000.00 Single Family Residence         Primary
1       18603803  7.37500      0.37500   1/1/1999   2055.45     79.36        375000.00 Single Family Residence         Primary
1       18603829  7.25000      0.25000   1/1/1999   1910.09     68.04        411500.00 Single Family Residence         Primary
1       18604017  7.50000      0.50000   2/1/1999   1766.92     70.00        361000.00 Single Family Residence         Primary
1       18613059  7.62500      0.62500   2/1/1999   1915.50     79.83        339000.00 Single Family Residence         Primary
1       18616227  7.37500      0.37500   7/1/1999   2762.70     80.00        500000.00 Single Family Residence         Primary
1       18617514  7.25000      0.25000   6/1/1999   4365.93     43.99       1455000.00 Single Family Residence         Primary
1       18617712  7.25000      0.25000   5/1/1999   1803.67     78.93        335000.00 Single Family Residence         Primary
1       18617985  7.25000      0.25000   4/1/1999   2180.75     94.86        337000.00 Single Family Residence         Primary
1       18628552  7.25000      0.25000   4/1/1999   1998.78     68.94        425000.00 Condominium                     Primary
1       18630905  7.25000      0.25000   3/1/1999   2534.28     89.52        415000.00 Single Family Residence         Primary
1       18631994  7.25000      0.25000   3/1/1999   2657.76     80.00        487000.00 Single Family Residence         Primary
1       18632455  7.25000      0.25000   5/1/1999   2564.98     80.00        470000.00 Single Family Residence         Primary
1       18632737  7.37500      0.37500   4/1/1999   2296.49     70.00        475000.00 2-Family                        Investor
1       18567149  Cash-Out Refinance
1       18567255  Cash-Out Refinance
1       18570697  Cash-Out Refinance
1       18571554  Cash-Out Refinance
1       18576835  Rate/Term Refinance
1       18577833  Rate/Term Refinance
1       18578526  Purpose
1       18579201  Cash-Out Refinance
1       18580258  Rate/Term Refinance
1       18582296  Purpose
1       18583385  Cash-Out Refinance
1       18591248  Purpose
1       18597252  Rate/Term Refinance
1       18601690  Cash-Out Refinance
1       18601765  Purpose
1       18601799  Cash-Out Refinance
1       18601856  Cash-Out Refinance
1       18602433  Cash-Out Refinance
1       18602623  Purpose
1       18602748  Cash-Out Refinance
1       18603001  Cash-Out Refinance
1       18603571  Rate/Term Refinance
1       18603803  Rate/Term Refinance
1       18603829  Cash-Out Refinance
1       18604017  Cash-Out Refinance
1       18613059  Cash-Out Refinance
1       18616227  Rate/Term Refinance
1       18617514  Purpose
1       18617712  Purpose
1       18617985  Purpose
1       18628552  Rate/Term Refinance
1       18630905  Rate/Term Refinance
1       18631994  Purpose
1       18632455  Purpose
1       18632737  Cash-Out Refinance

1       18633891  630  RIVIERA DR             TAMPA                  FL      33606          360        352    310000.00    308071.86
1       18639500  1138  S CREST DR            LOS ANGELES            CA      90035          360        350    285000.00    282877.29
1       18639617  2759  STEEPLECHASE LN       DIAMOND BAR            CA      91765          360        349    367500.00    364249.42
1       18639823  449  SHARON RD              ARCADIA                CA      91007          360        349    288000.00    285452.59
1       18639955  963  STONE CANYON RD        LOS ANGELES            CA      90077          360        348    800000.00    792625.28
1       18640219  1912  LAKE ST               HUNTINGTON             CA      92648          360        348    252000.00    249561.07
1       18640425  1146  NORTON AVE            GLENDALE               CA      91202          360        348    278000.00    274567.31
1       18643759  360  MIRA MAR AVE           LONG BEACH             CA      90814          360        348    360000.00    356599.42
1       18643882  21731  TAHOE LN             LAKE FOREST            CA      92630          360        348    254000.00    251541.61
1       18644518  22856  VIA CORDOVA          DANA POINT             CA      92629          360        348    400000.00    396215.39
1       18644526  24871  ROLLINGWOOD RD       LAKE FOREST            CA      92630          360        348    276000.00    269461.59
1       18645200  600  MEADOWOOD LN           ST HELENA              CA      94574          360        348    522000.00    515501.67
1       18651406  1209  BAYSTREET             TYBEE ISLAND           GA      31428          360        349    269000.00    266620.73
1       18656066  10466  GLORY AVE            LOS ANGELES            CA      91042          360        354    297500.00    296120.71
1       18656314  8653  W OLYMPIC BLVD        LOS ANGELES            CA      90035          360        354    472500.00    470254.78
1       18669424  13070  SKYLINE BLVD         WOODSIDE               CA      94062          360        351    421000.00    417971.79
1       18669440  10  WAKEFIELD DR            DALY CITY              CA      94015          360        350    289000.00    286268.05
1       18669648  208  SURFBIRD ISLE          FOSTER CITY            CA      94404          360        349    375000.00    371762.97
1       18670125  3734  FOXGLOVE LN           FALLBROOK              CA      92028          360        352    290000.00    288240.10
1       18670208  10747  BIRCH BLUFF AVE      SAN DIEGO              CA      92131          360        351    321500.00    319187.45
1       18674358  71-73  COLERIDGE ST         SAN FRANCISCO          CA      94110          360        348    348300.00    344928.96
1       18674747  28  ESTRADA LN              CORTE MADERA           CA      94925          360        349    281250.00    278762.34
1       18687475  5505  GOLUBIN COMMON        FREMONT                CA      94555          360        352    311250.00    309266.03
1       18688176  178     HIGH FARMS RD       GLEN HEAD              NY      11545          360        354    280000.00    278701.85
1       18688796  40  S WASHINGTON ST         PORT WASHINGTON        NY      11050          360        356    250000.00    249269.31
1       18710319  1098  W WILLOW ST           LOUISVILLE             CO      80027          360        349    272000.00    265522.04
1       18711143  14130  E BELLWOOD DR        AURORA                 CO      80015          360        348    339000.00    335249.81
1       18711184  750  S MANILA RD            BENNETT                CO      80102          360        348    246500.00    244171.60
1       18711622  17990  KINGSTON WAY         CASTRO VALLEY          CA      94546          360        353    290000.00    288015.37
1       18711762  2768  GIAUSER DR            SAN JOSE               CA      95133          300        293    300000.00    297462.95
1       18712125  4580  MATTOS DR             FREMONT                CA      94536          360        355    399920.00    398341.15
1       18718064  550  PATRICIA LN            PALO ALTO              CA      94303          360        348    335000.00    331835.58
1       18718098  83  ARROYO WAY              SAN FRANCISCO          CA      94127          360        348    300000.00    295544.76
1       18721779  15  MORNING WOOD DR         LAGUNA NIGUEL          CA      92677          360        352    279000.00    277348.20
1       18721951  21072  FOXTAIL              MISSION VIEJO          CA      92653          360        352    279900.00    278115.84
1       18633891  7.37500      0.37500   5/1/1999   2141.09     74.70        415000.00 Single Family Residence         Primary
1       18639500  7.62500      0.62500   3/1/1999   2017.21     57.00        500000.00 Single Family Residence         Investor
1       18639617  7.25000      0.25000   2/1/1999   2507.00     75.00        490000.00 Single Family Residence         Primary
1       18639823  7.25000      0.25000   2/1/1999   1964.67     72.00        400000.00 Single Family Residence         Primary
1       18639955  7.50000      0.50000   1/1/1999   5593.72     49.54       1615000.00 Single Family Residence         Primary
1       18640219  7.25000      0.25000   1/1/1999   1719.08     53.62        470000.00 Single Family Residence         Primary
1       18640425  7.50000      0.50000   1/1/1999   1943.82     79.43        350000.00 Single Family Residence         Primary
1       18643759  7.37500      0.37500   1/1/1999   2486.43     75.79        475000.00 Single Family Residence         Primary
1       18643882  7.25000      0.25000   1/1/1999   1732.73     74.71        340000.00 Single Family Residence         Primary
1       18644518  7.37500      0.37500   1/1/1999   2762.70     51.61        775000.00 Single Family Residence         Primary
1       18644526  7.37500      0.37500   1/1/1999   1906.26     80.00        345000.00 Single Family Residence         Primary
1       18645200  7.25000      0.25000   1/1/1999   3560.96     74.57        700000.00 Single Family Residence         Second
1       18651406  7.25000      0.25000   2/1/1999   1835.05     89.67        300000.00 Single Family Residence         Primary
1       18656066  7.37500      0.37500   7/1/1999   2054.76     70.00        425000.00 Single Family Residence         Primary
1       18656314  7.25000      0.25000   7/1/1999   3223.28     70.00        675000.00 3-Family                        Primary
1       18669424  7.25000      0.25000   4/1/1999   2871.96     60.14        700000.00 Single Family Residence         Primary
1       18669440  7.25000      0.25000   3/1/1999   1971.49     89.75        322000.00 Single Family Residence         Primary
1       18669648  7.37500      0.37500   2/1/1999   2590.03     65.79        570000.00 Single Family Residence         Primary
1       18670125  7.50000      0.50000   5/1/1999   2027.72     86.31        336000.00 Single Family Residence         Primary
1       18670208  7.25000      0.25000   4/1/1999   2193.20     76.55        420000.00 Single Family Residence         Primary
1       18674358  7.25000      0.25000   1/1/1999   2376.02     90.00        387000.00 2-Family                        Primary
1       18674747  7.25000      0.25000   2/1/1999   1918.62     75.00        375000.00 Single Family Residence         Primary
1       18687475  7.25000      0.25000   5/1/1999   2123.27     75.00        415000.00 Single Family Residence         Primary
1       18688176  7.37500      0.37500   7/1/1999   1933.89     35.90        780000.00 Single Family Residence         Primary
1       18688796  7.62500      0.62500   9/1/1999   1769.48     84.75        295000.00 Single Family Residence         Primary
1       18710319  7.25000      0.25000   2/1/1999   1855.52     80.00        340000.00 Single Family Residence         Primary
1       18711143  7.37500      0.37500   1/1/1999   2341.39     75.00        452000.00 Single Family Residence         Primary
1       18711184  7.37500      0.37500   1/1/1999   1702.51     70.43        350000.00 Single Family Residence         Primary
1       18711622  7.37500      0.37500   6/1/1999   2002.96     71.60        405000.00 Single Family Residence         Primary
1       18711762  7.25000      0.25000   6/1/1999   2168.42     72.29        415000.00 Single Family Residence         Primary
1       18712125  7.25000      0.25000   8/1/1999   2728.16     79.98        500000.00 Single Family Residence         Primary
1       18718064  7.37500      0.37500   1/1/1999   2313.76     41.77        802000.00 Single Family Residence         Primary
1       18718098  7.25000      0.25000   1/1/1999   2046.53     71.43        420000.00 Single Family Residence         Primary
1       18721779  7.62500      0.62500   5/1/1999   1974.74     60.00        465000.00 Single Family Residence         Primary
1       18721951  7.25000      0.25000   5/1/1999   1909.41     90.00        311000.00 Single Family Residence         Primary
1       18633891  Cash-Out Refinance
1       18639500  Rate/Term Refinance
1       18639617  Cash-Out Refinance
1       18639823  Rate/Term Refinance
1       18639955  Cash-Out Refinance
1       18640219  Cash-Out Refinance
1       18640425  Rate/Term Refinance
1       18643759  Cash-Out Refinance
1       18643882  Rate/Term Refinance
1       18644518  Purpose
1       18644526  Rate/Term Refinance
1       18645200  Rate/Term Refinance
1       18651406  Purpose
1       18656066  Cash-Out Refinance
1       18656314  Cash-Out Refinance
1       18669424  Rate/Term Refinance
1       18669440  Purpose
1       18669648  Cash-Out Refinance
1       18670125  Purpose
1       18670208  Rate/Term Refinance
1       18674358  Purpose
1       18674747  Cash-Out Refinance
1       18687475  Rate/Term Refinance
1       18688176  Cash-Out Refinance
1       18688796  Purpose
1       18710319  Rate/Term Refinance
1       18711143  Cash-Out Refinance
1       18711184  Cash-Out Refinance
1       18711622  Cash-Out Refinance
1       18711762  Cash-Out Refinance
1       18712125  Purpose
1       18718064  Rate/Term Refinance
1       18718098  Cash-Out Refinance
1       18721779  Cash-Out Refinance
1       18721951  Purpose

1       18722017  751  S GOLDFINCH WAY        ANAHEIM                CA      92807          360        352    372300.00    369795.99
1       18722124  940  QUIVERA ST             LAGUNA BEACH           CA      92651          360        352    340000.00    337832.72
1       18722132  73050  AMBER ST             PALM DESERT            CA      92260          360        353    337500.00    335713.45
1       18731695  6000  HWY 1                 BODEGA BAY             CA      94923          360        352    650000.00    645956.01
1       18745620  508  VALVERDE DR            SOUTH SAN FRANCISCO    CA      94080          360        353    340000.00    338155.23
1       18747154  4105  ALLOTT AVE            LOS ANGELES            CA      91423          360        349    335000.00    332036.92
1       18747535  2  CHAPARRAL LN             RANCHO PALOS VERDES    CA      90275          360        348    500000.00    495276.92
1       18747857  210  LAVERNE AVE            MILL VALLEY            CA      94941          360        348    467500.00    462975.33
1       18748129  338  N WINDSOR BLVD         LOS ANGELES            CA      90004          360        348    300000.00    296084.29
1       18763177  2325  FARM DISTRICT RD      FERNLEY                NV      89408          360        347    262400.00    259706.48
1       18763185  8  MOANA CIRCLE             HOMEWOOD               CA      96141          360        350    265000.00    262977.05
1       18763250  8642  BROCKWAY VISTA AVE    KINGS BEACH            CA      96143          360        347    525000.00    519867.45
1       18765008  4588  GRENADIER PL          CASTRO VALLEY          CA      94546          360        349    375000.00    371762.70
1       18765495  14394  SWISS LN             TRUCKEE                CA      96161          360        348    316000.00    312905.97
1       18766691  142  WENTWORTH DR           HENDERSON              NV      89014          360        349    316000.00    313152.24
1       18766758  12155  OSLO DR              TRUCKEE                CA      96161          360        353    342400.00    340542.27
1       18768754  18252  E LINCOLN ST         VILLA PARK             CA      92667          360        353    317600.00    315833.95
1       18769588  2151  MONTEREY DR           SOUTH LAKE TAHOE       CA      96150          360        353    259000.00    257559.76
1       18817981  38570  N SHORE DR           FAWNSKIN               CA      92333          360        348    249600.00    247242.21
1       18818112  506  18TH ST                HUNTINGTON BEACH       CA      92648          360        349    303000.00    300384.41
1       18818377  5209  LIDO SANDS DR         NEWPORT BEACH          CA      92663          360        352    291000.00    289234.06
1       18819342  3120  LAS FALDAS DR         FULLERTON              CA      92835          360        350    318000.00    314211.35
1       18819565  2  STAMPEDE ST              TRABUCO CANYON         CA      92679          360        350    282500.00    280289.95
1       18821090  17371  GIBSON CR            HUNTINGTON BEACH       CA      92647          360        352    316350.00    314333.51
1       18821900  6302  FLINT DR              HUNTINGTON BEACH       CA      92647          360        352    296000.00    292604.69
1       18825398  3452  GILBERT DR            HUNTINGTON BEACH       CA      92649          360        349    613500.00    608073.59
1       18825471  3435  MANDEVILLE CANYON RD  LOS ANGELES            CA      90049          360        348    316000.00    313086.98
1       18825570  971  LINDA FLORA DR         LOS ANGELES            CA      90049          360        350    522300.00    518112.94
1       18826743  12930  COLUMBET AVE         SAN MARTIN             CA      95046          360        349    346000.00    342747.79
1       18826768  23112  SONOITA              MISSION VIEJO          CA      92691          360        349    271500.00    269156.42
1       18826883  67  BELL CANYON             TRABUCO CANYON         CA      92679          360        349    443500.00    437947.40
1       18826909  18697  AMBROSE LN           HUNTINGTON BEACH       CA      92648          360        349    529000.00    524132.09
1       18827097  1514  HIGHLAND DR           NEWPORT BEACH          CA      92660          360        349    513700.00    509156.30
1       18827220  8602  E SUNNYWALK LN        ANAHEIM                CA      92808          360        348    283900.00    279007.68
1       18833194  3435  CORK WAY              PALO ALTO              CA      94303          360        348    568000.00    562634.68
1       18722017  7.25000      0.25000   5/1/1999   2539.74     85.00        438000.00 Single Family Residence         Primary
1       18722124  7.25000      0.25000   5/1/1999   2319.40     80.00        425000.00 Single Family Residence         Primary
1       18722132  7.50000      0.50000   6/1/1999   2359.85     90.00        375000.00 Single Family Residence         Second
1       18731695  7.37500      0.37500   5/1/1999   4489.39     44.83       1450000.00 Single Family Residence         Second
1       18745620  7.37500      0.37500   6/1/1999   2348.30     80.00        425000.00 Single Family Residence         Primary
1       18747154  7.25000      0.25000   2/1/1999   2285.29     58.26        575000.00 Single Family Residence         Primary
1       18747535  7.37500      0.37500   1/1/1999   3453.38     74.63        670000.00 Single Family Residence         Primary
1       18747857  7.25000      0.25000   1/1/1999   3189.17     73.05        640000.00 Single Family Residence         Primary
1       18748129  7.25000      0.25000   1/1/1999   2046.53     75.95        395000.00 Single Family Residence         Primary
1       18763177  7.37500      0.37500  12/1/1998   1812.33     80.00        328000.00 Single Family Residence         Primary
1       18763185  7.50000      0.50000   3/1/1999   1852.92     65.43        405000.00 Single Family Residence         Second
1       18763250  7.62500      0.62500  12/1/1998   3715.92     50.00       1050000.00 Single Family Residence         Second
1       18765008  7.37500      0.37500   2/1/1999   2590.03     68.31        549000.00 Single Family Residence         Primary
1       18765495  7.37500      0.37500   1/1/1999   2182.53     80.00        395000.00 Single Family Residence         Second
1       18766691  7.50000      0.50000   2/1/1999   2209.52     80.00        395000.00 Single Family Residence         Primary
1       18766758  7.37500      0.37500   6/1/1999   2364.87     80.00        428000.00 Single Family Residence         Second
1       18768754  7.25000      0.25000   6/1/1999   2166.59     80.00        397000.00 Single Family Residence         Primary
1       18769588  7.25000      0.25000   6/1/1999   1766.84     70.00        370000.00 Single Family Residence         Second
1       18817981  7.37500      0.37500   1/1/1999   1723.93     80.00        312000.00 Single Family Residence         Primary
1       18818112  7.37500      0.37500   2/1/1999   2092.75     89.38        339000.00 Single Family Residence         Primary
1       18818377  7.50000      0.50000   5/1/1999   2034.71     67.67        430000.00 Single Family Residence         Investor
1       18819342  7.50000      0.50000   3/1/1999   2223.50     75.71        420000.00 Single Family Residence         Primary
1       18819565  7.37500      0.37500   3/1/1999   1951.16     78.47        360000.00 Single Family Residence         Primary
1       18821090  7.25000      0.25000   5/1/1999   2158.06     95.00        333000.00 Single Family Residence         Primary
1       18821900  7.50000      0.50000   5/1/1999   2069.67     80.00        370000.00 Single Family Residence         Primary
1       18825398  7.25000      0.25000   2/1/1999   4185.15     74.82        820000.00 Single Family Residence         Primary
1       18825471  7.50000      0.50000   1/1/1999   2209.52     43.89        720000.00 Single Family Residence         Primary
1       18825570  7.25000      0.25000   3/1/1999   3563.01     34.82       1500000.00 Single Family Residence         Primary
1       18826743  7.62500      0.62500   2/1/1999   2448.97     69.90        495000.00 Single Family Residence         Primary
1       18826768  7.37500      0.37500   2/1/1999   1875.18     66.22        410000.00 Single Family Residence         Primary
1       18826883  7.37500      0.37500   2/1/1999   3063.14     71.53        620000.00 Single Family Residence         Primary
1       18826909  7.25000      0.25000   2/1/1999   3608.71     78.96        670000.00 Single Family Residence         Primary
1       18827097  7.25000      0.25000   2/1/1999   3504.34     74.99        685000.00 Single Family Residence         Primary
1       18827220  7.25000      0.25000   1/1/1999   1936.70     79.97        355000.00 Single Family Residence         Primary
1       18833194  7.37500      0.37500   1/1/1999   3923.03     80.00        710000.00 Single Family Residence         Primary
1       18722017  Purpose
1       18722124  Purpose
1       18722132  Purpose
1       18731695  Purpose
1       18745620  Purpose
1       18747154  Rate/Term Refinance
1       18747535  Cash-Out Refinance
1       18747857  Rate/Term Refinance
1       18748129  Purpose
1       18763177  Purpose
1       18763185  Rate/Term Refinance
1       18763250  Cash-Out Refinance
1       18765008  Purpose
1       18765495  Purpose
1       18766691  Rate/Term Refinance
1       18766758  Purpose
1       18768754  Purpose
1       18769588  Cash-Out Refinance
1       18817981  Purpose
1       18818112  Purpose
1       18818377  Rate/Term Refinance
1       18819342  Cash-Out Refinance
1       18819565  Rate/Term Refinance
1       18821090  Rate/Term Refinance
1       18821900  Rate/Term Refinance
1       18825398  Cash-Out Refinance
1       18825471  Cash-Out Refinance
1       18825570  Rate/Term Refinance
1       18826743  Cash-Out Refinance
1       18826768  Cash-Out Refinance
1       18826883  Rate/Term Refinance
1       18826909  Rate/Term Refinance
1       18827097  Cash-Out Refinance
1       18827220  Purpose
1       18833194  Rate/Term Refinance

1       18833384  817  SEPTEMBER DR           CUPERTINO              CA      95014          360        348    400000.00    396401.95
1       18833491  119  ALICE AVE              CAMBPELL               CA      95008          360        348    430100.00    426037.28
1       18833657  12  BARCELONA CIRCLE        REDWOOD CITY           CA      94065          360        349    315000.00    312346.54
1       18833731  1025  BUCHAN DR             LAFAYETTE              CA      94549          360        349    285000.00    282479.19
1       18833947  1101  CLAYTON ST            SAN FRANCISCO          CA      94117          360        348    280000.00    276979.37
1       18834002  8225  RIDGEVIEW DR          BEN LOMOND             CA      95005          360        349    400000.00    396461.35
1       18834101  461  PACHECO ST             SAN FRANCISCO          CA      94116          360        349    408000.00    399725.05
1       18834127  231-33  17TH AVE            SAN FRANCISCO          CA      94121          360        348    433125.00    429132.33
1       18834200  9920  CLUB PLACE LN         CARMEL                 CA      93923          360        350    364000.00    361082.02
1       18834499  1021  LIVE OAK DR           SANTA CLARA            CA      95051          360        349    284000.00    281548.45
1       18834648  496  AGUAJITO RD            MONTEREY               CA      93940          360        348    402000.00    398202.72
1       18834689  20119  KILBRIDE DR          SARATOGA               CA      95070          360        348    477000.00    472383.36
1       18834747  40930  CANTARE PL           FREMONT                CA      94539          360        348    288000.00    285212.53
1       18834762  3909  OAKES DR              HAYWARD                CA      94542          360        350    442500.00    439122.15
1       18835108  1635  CANDACE WAY           LOS ALTOS              CA      94024          360        348    500000.00    495160.74
1       18835181  6016  HARWOOD AVE           OAKLAND                CA      94618          360        348    340000.00    336788.28
1       18840405  14499  HANSEL AVE           TRUCKEE                CA      96161          360        349    269000.00    266478.64
1       18840512  15670  SHERBOURNE CT        TRUCKEE                CA      96161          360        349    330400.00    324308.88
1       18841254  13158  SKISLOPE WAY         TRUCKEE                CA      96161          360        349    304000.00    300897.22
1       18842773  836  VEGAS VALLEY DR        LAS VEGAS              NV      89109          360        349    285000.00    282539.90
1       18842880  2493  SUN REEF RD           LAS VEGAS              NV      89128          360        350    300000.00    297595.03
1       18844902  637  MARINA DR              BOULDER CITY           NV      89005          360        351    300000.00    293434.28
1       18845370  187  BANBURY CT             HENDERSON              NV      89014          360        350    403000.00    399768.94
1       18845891  13036  GLENSHIRE DR         TRUCKEE                CA      96161          360        353    325000.00    321386.08
1       18847608  1938  GLENBROOK RD          GLENBROOK              NV      89413          360        352    650000.00    645856.65
1       18849018  4540  PINEWOOD RD           CARNELIAN BAY          CA      96140          360        352    254000.00    251803.38
1       18849554  370  PINEY CREEK RD         RENO                   NV      89511          360        352    556000.00    552324.43
1       18850396  3990  SAN BRUNO AVE         SAN FRANCISCO          CA      94134          360        348    270000.00    267449.57
1       18850735  805  FOERSTER               SAN FRANCISCO          CA      94127          360        349    324000.00    321134.23
1       18851436  62  ARROYO WAY              SAN FRANCISCO          CA      94127          360        349    345000.00    341948.45
1       18851873  2229  LAS AMIGAS RD         NAPA                   CA      94558          360        350    400000.00    396870.76
1       18852111  3130  SUMMIT RD             SAN BRUNO              CA      94066          360        351    261250.00    259504.34
1       18852855  1560  CLAREMONT DR          SAN BRUNO              CA      94066          360        350    295000.00    292635.13
1       18853077  1569  LEXINGTON AVE         SAN MATEO              CA      94402          360        350    357000.00    354341.03
1       18853622  108  RIBINHOOD DR           SAN FRANCISCO          CA      94127          360        350    520000.00    515831.39
1       18833384  7.62500      0.62500   1/1/1999   2831.17     71.30        561000.00 Single Family Residence         Primary
1       18833491  7.37500      0.37500   1/1/1999   2970.59     79.94        538000.00 Single Family Residence         Primary
1       18833657  7.50000      0.50000   2/1/1999   2202.53     70.00        450000.00 Single Family Residence         Primary
1       18833731  7.25000      0.25000   2/1/1999   1944.20     75.00        380000.00 Single Family Residence         Primary
1       18833947  7.50000      0.50000   1/1/1999   1957.80     42.75        655000.00 Single Family Residence         Primary
1       18834002  7.25000      0.25000   2/1/1999   2728.71     62.50        640000.00 Single Family Residence         Primary
1       18834101  7.25000      0.25000   2/1/1999   2783.28     48.28        845000.00 Single Family Residence         Primary
1       18834127  7.50000      0.50000   1/1/1999   3028.47     59.08        733125.00 3-Family                        Investor
1       18834200  7.25000      0.25000   3/1/1999   2483.12     70.00        520000.00 Condominium                     Second
1       18834499  7.37500      0.37500   2/1/1999   1961.52     62.83        452000.00 Single Family Residence         Primary
1       18834648  7.37500      0.37500   1/1/1999   2776.51     50.89        790000.00 Single Family Residence         Primary
1       18834689  7.25000      0.25000   1/1/1999   3253.98     39.75       1200000.00 Single Family Residence         Primary
1       18834747  7.25000      0.25000   1/1/1999   1964.67     62.61        460000.00 Single Family Residence         Primary
1       18834762  7.50000      0.50000   3/1/1999   3094.02     75.00        590000.00 Single Family Residence         Primary
1       18835108  7.25000      0.25000   1/1/1999   3410.88     66.67        750000.00 Single Family Residence         Primary
1       18835181  7.37500      0.37500   1/1/1999   2348.30     80.00        425000.00 Single Family Residence         Primary
1       18840405  7.37500      0.37500   2/1/1999   1857.92     79.12        340000.00 Single Family Residence         Primary
1       18840512  7.50000      0.50000   2/1/1999   2310.20     79.61        415000.00 Single Family Residence         Second
1       18841254  7.62500      0.62500   2/1/1999   2151.69     76.57        397000.00 Single Family Residence         Primary
1       18842773  7.37500      0.37500   2/1/1999   1968.42     75.00        380000.00 Single Family Residence         Primary
1       18842880  7.25000      0.25000   3/1/1999   2046.53     75.00        400000.00 Single Family Residence         Primary
1       18844902  7.37500      0.37500   4/1/1999   2072.03     66.67        450000.00 Single Family Residence         Primary
1       18845370  7.25000      0.25000   3/1/1999   2749.17     89.96        448000.00 Single Family Residence         Primary
1       18845891  7.25000      0.25000   6/1/1999   2217.07     85.53        380000.00 Single Family Residence         Primary
1       18847608  7.25000      0.25000   5/1/1999   4434.15     68.42        950000.00 Single Family Residence         Primary
1       18849018  7.37500      0.37500   5/1/1999   1754.31     79.38        320000.00 Single Family Residence         Primary
1       18849554  7.37500      0.37500   5/1/1999   3840.15     80.00        695000.00 Single Family Residence         Primary
1       18850396  7.37500      0.37500   1/1/1999   1864.82     90.00        300000.00 Single Family Residence         Primary
1       18850735  7.25000      0.25000   2/1/1999   2210.25     79.02        410000.00 Single Family Residence         Primary
1       18851436  7.25000      0.25000   2/1/1999   2353.51     89.38        386000.00 Single Family Residence         Primary
1       18851873  7.37500      0.37500   3/1/1999   2762.70     40.00       1000000.00 Single Family Residence         Primary
1       18852111  7.62500      0.62500   4/1/1999   1849.11     95.00        275000.00 Single Family Residence         Primary
1       18852855  7.25000      0.25000   3/1/1999   2012.42     73.75        400000.00 Single Family Residence         Primary
1       18853077  7.62500      0.62500   3/1/1999   2526.82     70.00        510000.00 Single Family Residence         Primary
1       18853622  7.25000      0.25000   3/1/1999   3547.32     72.22        720000.00 Single Family Residence         Primary
1       18833384  Purpose
1       18833491  Purpose
1       18833657  Cash-Out Refinance
1       18833731  Cash-Out Refinance
1       18833947  Cash-Out Refinance
1       18834002  Cash-Out Refinance
1       18834101  Rate/Term Refinance
1       18834127  Purpose
1       18834200  Purpose
1       18834499  Cash-Out Refinance
1       18834648  Purpose
1       18834689  Cash-Out Refinance
1       18834747  Cash-Out Refinance
1       18834762  Rate/Term Refinance
1       18835108  Cash-Out Refinance
1       18835181  Purpose
1       18840405  Rate/Term Refinance
1       18840512  Purpose
1       18841254  Rate/Term Refinance
1       18842773  Cash-Out Refinance
1       18842880  Rate/Term Refinance
1       18844902  Rate/Term Refinance
1       18845370  Rate/Term Refinance
1       18845891  Rate/Term Refinance
1       18847608  Cash-Out Refinance
1       18849018  Rate/Term Refinance
1       18849554  Rate/Term Refinance
1       18850396  Purpose
1       18850735  Rate/Term Refinance
1       18851436  Purpose
1       18851873  Cash-Out Refinance
1       18852111  Rate/Term Refinance
1       18852855  Cash-Out Refinance
1       18853077  Cash-Out Refinance
1       18853622  Cash-Out Refinance

1       18853994  160  SAN LEANDRO WAY        SAN FRANCISCO          CA      94127          360        351    580000.00    575828.11
1       18856005  508  HIGHLAND AVE           MANHATTAN BEACH        CA      90266          360        352    252000.00    250508.01
1       18856120  912     MONTEREY BLVD N 1   HERMOSA BEACH          CA      90254          360        352    275000.00    273331.11
1       18862615  15580  LOMA VISTA AVE       LOS GATOS              CA      95032          360        353    348000.00    346111.88
1       18865527  2493  EAGLEWATCH LN         WESTON                 FL      33327          360        351    420000.00    416974.39
1       18866244  36  EL REY RD               PORTOLA VALLEY         CA      94028          360        353    310000.00    308276.19
1       18866426  675  NASH AVE               MENLO PARK             CA      94025          360        355    442000.00    440297.59
1       18866699  933  HOLLY RD               BELMONT                CA      94002          360        354    363750.00    362021.50
1       18867457  917-91  MINNESOTA ST        SAN FRANCISCO          CA      94107          360        349    338000.00    335082.36
1       18867572  318  DEL SOL AVE            PLEASANTON             CA      94566          360        348    270000.00    267449.57
1       18867721  3359  SPRINGHILL RD         LAFAYETTE              CA      94549          360        348    600000.00    594192.84
1       18867853  95  DEL ORO LAGOON          NOVATO                 CA      94949          360        349    360000.00    356892.45
1       18867911  109  ALTURAS DR             BURLINGAME             CA      94010          360        349    550000.00    545135.23
1       18867937  12  BAYPOINT DR             SAN RAFAEL             CA      94901          360        348    294400.00    291550.59
1       18868133  1260  CHIANTI CT            PLEASANTON             CA      94566          360        348    245300.00    242982.83
1       18868372  59480  MINES RD             LIVERMORE              CA      94550          360        348    350000.00    346693.90
1       18868489  544  CLIPPER ST             SAN FRANCISCO          CA      94114          360        348    321750.00    315950.02
1       18868612  134  AUSTIN LN              ALAMO                  CA      94507          360        349    310000.00    306462.42
1       18868653  618  LOCUST ST+             SAUSALITO              CA      94965          360        350    318000.00    315450.76
1       18868810  1351  ALDERBROOK LN         SAN JOSE               CA      95129          360        348    326000.00    323067.50
1       18868919  101  PROSPECT AVE           SAN FRANCISCO          CA      94110          360        349    400000.00    396461.94
1       18869156  121  ST FRANCIS CT          DANVILLE               CA      94526          360        349    341500.00    338623.34
1       18869230  1348  CASTRO CT             PACIFICA               CA      94044          360        348    264000.00    259432.59
1       18869248  6068  W 75TH ST             LOS ANGELES            CA      90045          360        349    295000.00    292453.54
1       18869263  101  KINGSWOOD CIRCLE       DANVILLE               CA      94506          360        348    300000.00    297166.14
1       18869701  13  REDWOOD DR              YOUNTVILLE             CA      94599          360        348    318750.00    314624.84
1       18869768  1207  MASSELIN AVE          LOS ANGELES            CA      90019          360        348    273750.00    271164.16
1       18870576  1040  STONEGATE CT          MORGAN HILL            CA      95037          360        349    584000.00    578925.66
1       18870626  2240  MENZEL PL             SANTA CLARA            CA      95050          360        349    272000.00    269652.03
1       18871111  9  HOLLYWOOD AVE            LOS GATOS              CA      95032          360        349    650000.00    644250.69
1       18871897  54  JOSE FIGUERES AVE       SAN JOSE               CA      95116          360        351    255600.00    253761.50
1       18872333  1678  HYDRANGEA LN          SAN JOSE               CA      95124          360        352    250000.00    246778.63
1       18874560  2233  LAURELEI AVE          SAN JOSE               CA      95128          360        352    292000.00    290078.54
1       18874685  851  BREVINS LN             SAN JOSE               CA      95125          360        351    383200.00    380443.67
1       18875583  17895  WOODLAND AVE         MORGAN HILL            CA      95037          360        352    316000.00    314034.54
1       18853994  7.25000      0.25000   4/1/1999   3956.62     63.04        920000.00 Single Family Residence         Primary
1       18856005  7.62500      0.62500   5/1/1999   1783.64     44.60        565000.00 Single Family Residence         Investor
1       18856120  7.50000      0.50000   5/1/1999   1922.84     72.37        380000.00 Condominium                     Investor
1       18862615  7.37500      0.37500   6/1/1999   2403.55     80.00        435000.00 Single Family Residence         Primary
1       18865527  7.25000      0.25000   4/1/1999   2865.14     76.64        548000.00 Single Family Residence         Primary
1       18866244  7.25000      0.25000   6/1/1999   2114.75     45.26        685000.00 Single Family Residence         Primary
1       18866426  7.37500      0.37500   8/1/1999   3052.78     78.93        560000.00 Single Family Residence         Primary
1       18866699  7.25000      0.25000   7/1/1999   2481.42     75.00        485000.00 Single Family Residence         Primary
1       18867457  7.37500      0.37500   2/1/1999   2334.48     69.69        485000.00 2-Family                        Primary
1       18867572  7.37500      0.37500   1/1/1999   1864.82     75.00        360000.00 Single Family Residence         Primary
1       18867721  7.25000      0.25000   1/1/1999   4093.06     75.00        800000.00 Single Family Residence         Primary
1       18867853  7.37500      0.37500   2/1/1999   2486.43     68.57        525000.00 Single Family Residence         Primary
1       18867911  7.25000      0.25000   2/1/1999   3751.97     45.83       1200000.00 Single Family Residence         Primary
1       18867937  7.25000      0.25000   1/1/1999   2008.33     79.57        370000.00 Single Family Residence         Primary
1       18868133  7.37500      0.37500   1/1/1999   1694.23     48.57        505000.00 Single Family Residence         Primary
1       18868372  7.37500      0.37500   1/1/1999   2417.36     62.50        560000.00 Single Family Residence         Primary
1       18868489  7.25000      0.25000   1/1/1999   2194.90     74.83        430000.00 Single Family Residence         Primary
1       18868612  7.25000      0.25000   2/1/1999   2114.75     56.16        552000.00 Single Family Residence         Primary
1       18868653  7.25000      0.25000   3/1/1999   2169.32     53.00        600000.00 2-Family                        Primary
1       18868810  7.62500      0.62500   1/1/1999   2307.41     79.51        410000.00 Single Family Residence         Primary
1       18868919  7.25000      0.25000   2/1/1999   2728.71     64.00        625000.00 2-Family                        Investor
1       18869156  7.50000      0.50000   2/1/1999   2387.82     68.99        495000.00 Single Family Residence         Primary
1       18869230  7.50000      0.50000   1/1/1999   1845.93     78.34        337000.00 Single Family Residence         Primary
1       18869248  7.37500      0.37500   2/1/1999   2037.49     73.75        400000.00 Single Family Residence         Primary
1       18869263  7.37500      0.37500   1/1/1999   2072.03     71.77        418000.00 Single Family Residence         Primary
1       18869701  7.25000      0.25000   1/1/1999   2174.44     75.00        425000.00 Single Family Residence         Primary
1       18869768  7.37500      0.37500   1/1/1999   1890.72     75.00        365000.00 Single Family Residence         Primary
1       18870576  7.50000      0.50000   2/1/1999   4083.41     79.46        735000.00 Single Family Residence         Primary
1       18870626  7.37500      0.37500   2/1/1999   1878.64     80.00        340000.00 Single Family Residence         Primary
1       18871111  7.25000      0.25000   2/1/1999   4434.15     62.50       1040000.00 Single Family Residence         Primary
1       18871897  7.25000      0.25000   4/1/1999   1743.64     90.00        284000.00 Single Family Residence         Primary
1       18872333  7.25000      0.25000   5/1/1999   1705.44     61.73        405000.00 Single Family Residence         Primary
1       18874560  7.37500      0.37500   5/1/1999   2016.77     80.00        365000.00 Single Family Residence         Primary
1       18874685  7.25000      0.25000   4/1/1999   2614.10     80.00        479000.00 Single Family Residence         Primary
1       18875583  7.37500      0.37500   5/1/1999   2182.53     77.07        410000.00 Single Family Residence         Primary
1       18853994  Cash-Out Refinance
1       18856005  Purpose
1       18856120  Rate/Term Refinance
1       18862615  Purpose
1       18865527  Rate/Term Refinance
1       18866244  Cash-Out Refinance
1       18866426  Purpose
1       18866699  Cash-Out Refinance
1       18867457  Cash-Out Refinance
1       18867572  Cash-Out Refinance
1       18867721  Cash-Out Refinance
1       18867853  Cash-Out Refinance
1       18867911  Cash-Out Refinance
1       18867937  Purpose
1       18868133  Cash-Out Refinance
1       18868372  Rate/Term Refinance
1       18868489  Purpose
1       18868612  Cash-Out Refinance
1       18868653  Rate/Term Refinance
1       18868810  Purpose
1       18868919  Cash-Out Refinance
1       18869156  Cash-Out Refinance
1       18869230  Purpose
1       18869248  Cash-Out Refinance
1       18869263  Purpose
1       18869701  Cash-Out Refinance
1       18869768  Purpose
1       18870576  Purpose
1       18870626  Rate/Term Refinance
1       18871111  Cash-Out Refinance
1       18871897  Purpose
1       18872333  Cash-Out Refinance
1       18874560  Purpose
1       18874685  Purpose
1       18875583  Purpose

1       18875773  1902  QUEBEC WAY            SAN JOSE               CA      95124          360        352    290000.00    288196.22
1       18876268  310  SURBER DR              SAN JOSE               CA      95123          360        352    268000.00    266413.26
1       18876334  121  CASSWELL CT            SAN JOSE               CA      95138          360        352    280000.00    278258.43
1       18876474  15203  RANGER RD            SAN LEANDRO            CA      94579          360        353    326160.00    324346.39
1       18876482  2258  FAIRVALLEY CT         SAN JOSE               CA      95125          360        353    300000.00    298371.86
1       18892059  5611  STARBOARD DR          BYRON                  CA      94514          360        353    325000.00    323279.61
1       18892075  634  WINDMILL LN            PLEASANTON             CA      94566          360        351    307300.00    305143.08
1       18892414  1031  HILL MEADOW PL        DANVILLE               CA      94526          360        352    409100.00    406677.92
1       18892455  3225  GLORIA TERRACE        LAFAYETTE              CA      94549          360        352    332000.00    327817.29
1       18892497  11762  MELONES CIRCLE       GOLD RIVER             CA      95670          360        352    345000.00    342957.38
1       18892919  41804  MISSION CIELO CT     FREMONT                CA      94539          360        354    485600.00    483290.08
1       18893735  645  BRIDGEWATER CIRCLE     DANVILLE               CA      94506          360        353    352000.00    350042.66
1       18894097  4000  GREENWICH DR          SAN RAMON              CA      94583          360        353    363750.00    361727.29
1       18894964  236  AUGUSTINE DR           MARTINEZ               CA      94553          360        354    305500.00    304048.30
1       18910653  611  LIDO PARK DR UNIT 2E   NEWPORT BEACH          CA      92663          360        354    270000.00    268778.78
1       18910703  2111  HIGHLAND DR           NEWPORT BEACH          CA      92660          360        353    328000.00    326176.10
1       18910745  8108  E SAN LUIS DR         ORANGE                 CA      92869          360        353    292000.00    290376.33
1       18917286  800  SHORE DR               NORTH PALM BEACH       FL      33408          360        354    300000.00    298574.44
1       18917641  1525  MIMOSA LN             SANTA BARBARA          CA      93108          360        352   1100000.00   1093487.35
1       18917708  5372  OGAN RD               CARPINTERIA            CA      93013          360        352    307500.00    305587.34
1       18917898  825  LITCHFIELD LN          SANTA BARBARA          CA      93109          360        353    304000.00    302430.17
1       18918896  362  CINDERELLA LN          SANTA BARBARA          CA      93111          360        353    250000.00    248609.83
1       18919845  3324  COLORADO ST +         LONG BEACH             CA      90814          360        351    315000.00    312734.17
1       18920033  6241  S CORNING AVE         LOS ANGELES            CA      90056          360        352    300000.00    297937.32
1       18920488  209  CALLE MAYOR UNIT 12    REDONDO BEACH          CA      90277          360        352    303862.00    301972.00
1       18921098  1414  B W WRIGHTWOOD        CHICAGO                IL      60614          360        348    270000.00    267571.32
1       18921833  26  CHATHAM                 OAKBROOK               IL      60521          360        348    450000.00    443073.38
1       18943597  415  BUENA VISTA AVE        SAN MATEO              CA      94403          360        351    265000.00    263229.29
1       18943704  124  MCLELLAN AVE           SAN MATEO              CA      94403          360        351    259000.00    257182.04
1       18944314  785  27TH AVE               SAN MATEO              CA      94403          360        352    300000.00    298043.62
1       18944355  160  LOS PALMOS DR          SAN FRANCISCO          CA      94127          360        352    270750.00    269024.16
1       18949578  1807  FERNALD POINT         SANTA BARBARA          CA      93108          360        349   1488000.00   1474838.63
1       18949800  794  MESA GRANDE DR         PALM DESERT            CA      92211          360        349    400000.00    395077.60
1       18950071  451  N CLIFFWOOD AVE        LOS ANGELES            CA      90049          360        349    600000.00    595068.45
1       18950519  2291  SOLANO DR             CAMARILLO              CA      93010          360        348    356500.00    353132.42
1       18875773  7.37500      0.37500   5/1/1999   2002.96     72.50        400000.00 Single Family Residence         Primary
1       18876268  7.62500      0.62500   5/1/1999   1896.89     80.00        335000.00 Single Family Residence         Primary
1       18876334  7.37500      0.37500   5/1/1999   1933.89     80.00        350000.00 Single Family Residence         Primary
1       18876474  7.25000      0.25000   6/1/1999   2224.98     79.94        408000.00 Single Family Residence         Primary
1       18876482  7.37500      0.37500   6/1/1999   2072.03     75.00        400000.00 Single Family Residence         Primary
1       18892059  7.50000      0.50000   6/1/1999   2272.45     68.42        475000.00 Single Family Residence         Primary
1       18892075  7.37500      0.37500   4/1/1999   2122.44     60.25        510000.00 Single Family Residence         Primary
1       18892414  7.62500      0.62500   5/1/1999   2895.58     75.06        545000.00 Single Family Residence         Primary
1       18892455  7.25000      0.25000   5/1/1999   2264.83     73.78        450000.00 Single Family Residence         Primary
1       18892497  7.62500      0.62500   5/1/1999   2441.89     69.00        500000.00 Single Family Residence         Second
1       18892919  7.25000      0.25000   7/1/1999   3312.65     80.00        607000.00 Single Family Residence         Primary
1       18893735  7.25000      0.25000   6/1/1999   2401.26     80.00        440000.00 Single Family Residence         Primary
1       18894097  7.25000      0.25000   6/1/1999   2481.42     75.00        485000.00 Single Family Residence         Primary
1       18894964  7.25000      0.25000   7/1/1999   2084.05     79.97        382000.00 Single Family Residence         Primary
1       18910653  7.50000      0.50000   7/1/1999   1887.88     69.23        390000.00 Condominium                     Primary
1       18910703  7.25000      0.25000   6/1/1999   2237.54     66.94        490000.00 Single Family Residence         Primary
1       18910745  7.25000      0.25000   6/1/1999   1991.95     69.52        420000.00 Single Family Residence         Primary
1       18917286  7.25000      0.25000   7/1/1999   2046.53     71.43        420000.00 Single Family Residence         Primary
1       18917641  7.62500      0.62500   5/1/1999   7785.73     44.00       2500000.00 Single Family Residence         Primary
1       18917708  7.37500      0.37500   5/1/1999   2123.83     71.85        428000.00 Single Family Residence         Primary
1       18917898  7.62500      0.62500   6/1/1999   2151.69     71.36        426000.00 Single Family Residence         Primary
1       18918896  7.25000      0.25000   6/1/1999   1705.44     71.43        350000.00 Single Family Residence         Primary
1       18919845  7.25000      0.25000   4/1/1999   2148.86     73.26        430000.00 2-Family                        Primary
1       18920033  7.25000      0.25000   5/1/1999   2046.53     73.17        410000.00 Single Family Residence         Primary
1       18920488  7.37500      0.37500   5/1/1999   2098.70     89.90        338000.00 Condominium                     Primary
1       18921098  7.62500      0.62500   1/1/1999   1911.04     62.79        430000.00 Condominium                     Primary
1       18921833  7.50000      0.50000   1/1/1999   3146.47     75.00        600000.00 Single Family Residence         Primary
1       18943597  7.62500      0.62500   4/1/1999   1875.65     53.00        500000.00 Single Family Residence         Primary
1       18943704  7.37500      0.37500   4/1/1999   1788.85     79.69        325000.00 Single Family Residence         Primary
1       18944314  7.25000      0.25000   5/1/1999   2046.53     57.14        525000.00 Single Family Residence         Primary
1       18944355  7.25000      0.25000   5/1/1999   1846.99     75.00        361000.00 Single Family Residence         Primary
1       18949578  7.25000      0.25000   2/1/1999  10150.78     64.70       2300000.00 Single Family Residence         Primary
1       18949800  7.25000      0.25000   2/1/1999   2728.71     70.42        568000.00 Single Family Residence         Primary
1       18950071  7.62500      0.62500   2/1/1999   4246.76     35.29       1700000.00 Single Family Residence         Primary
1       18950519  7.37500      0.37500   1/1/1999   2462.26     56.14        635000.00 Single Family Residence         Primary
1       18875773  Cash-Out Refinance
1       18876268  Purpose
1       18876334  Purpose
1       18876474  Purpose
1       18876482  Cash-Out Refinance
1       18892059  Purpose
1       18892075  Cash-Out Refinance
1       18892414  Purpose
1       18892455  Cash-Out Refinance
1       18892497  Purpose
1       18892919  Purpose
1       18893735  Purpose
1       18894097  Cash-Out Refinance
1       18894964  Purpose
1       18910653  Cash-Out Refinance
1       18910703  Rate/Term Refinance
1       18910745  Rate/Term Refinance
1       18917286  Purpose
1       18917641  Cash-Out Refinance
1       18917708  Cash-Out Refinance
1       18917898  Rate/Term Refinance
1       18918896  Rate/Term Refinance
1       18919845  Cash-Out Refinance
1       18920033  Cash-Out Refinance
1       18920488  Purpose
1       18921098  Cash-Out Refinance
1       18921833  Rate/Term Refinance
1       18943597  Rate/Term Refinance
1       18943704  Rate/Term Refinance
1       18944314  Cash-Out Refinance
1       18944355  Cash-Out Refinance
1       18949578  Rate/Term Refinance
1       18949800  Purpose
1       18950071  Rate/Term Refinance
1       18950519  Rate/Term Refinance

1       18950840  14680  VALLEY VISTA BLVD    SHERMAN OAKS           CA      91403          360        349    543750.00    539056.25
1       18951350  1600  OAK GROVE GROVE       SAN MARINO             CA      91108          360        348    445000.00    440693.08
1       18951517  354  SHEFFIELD DR           SANTA BARBARA          CA      93108          360        348   1250000.00   1238755.89
1       18951913  2835  VIA DE LA GUERRA      PALOS VERDES ESTATES   CA      90274          360        349    432000.00    425748.73
1       18951996  274  VENUS CT               THOUSAND OAKS          CA      91360          360        348    268000.00    263821.98
1       18952275  4801  AZUCENA RD            LOS ANGELES            CA      91364          360        348    600000.00    583791.99
1       19015551  10417  ANSON AVE            CUPERTINO              CA      95014          360        350    431250.00    427876.23
1       19016831  985  DESOTO LN              FOSTER CITY            CA      94404          360        352    350000.00    347768.94
1       19016971  540  SOUTH RD               BELMONT                CA      94002          360        351    355000.00    352446.46
1       19021344  963  SUNLITE DR             SANTA CLARA            CA      95050          360        352    280800.00    279010.10
1       19021492  15  VIA MILPITAS            CARMEL VALLEY          CA      93924          360        352    491000.00    487870.17
1       19021740  800  KATIE LN               CORRALITOS             CA      95076          360        354    300000.00    298541.86
1       19022607  725  SARANAC DR             SUNNYVALE              CA      94087          360        353    400000.00    396495.17
1       19038892  12720  BRUBAKER CT          SAN DIEGO              CA      92130          360        351    359000.00    356417.76
1       19039502  SE OF  7TH AVE ON JUNIPERO+ CARMEL                 CA      93921          360        352    380000.00    376967.08
1       19040138  308  14TH ST                PACIFIC GROVE          CA      93950          360        353    254250.00    252870.54
1       19040203  55  17 MILE DR              PACIFIC GROVE          CA      93955          360        354    352000.00    350177.64
1       19042225  5625  E EXETER BLVD         PHOENIX                AZ      85018          360        349    525000.00    520468.19
1       19042332  6200  E HORSESHOE RD        PARADISE VALLEY        AZ      85253          360        350    581250.00    576590.40
1       19042647  13128  E VISTA VERDE DR     CHANDLER               AZ      85249          360        349    417300.00    413594.68
1       19042746  9384  CALLE DE LAS BRISAS   SCOTTSDALE             AZ      85255          360        349    465000.00    461083.01
1       19049378  105  NAPLES RD              BROOKLINE              MA      02461          360        352    438000.00    435208.06
1       19049469  39  STANDISH RD             WELLESLEY              MA      02481          360        353    400000.00    397775.71
1       19054428  9400  E MAPLEWOOD UNIT 4    ENGLEWOOD              CO      80111          360        349    281250.00    278938.32
1       19054774  21969  PLATEAU CIRCLE       MORRISON               CO      80465          360        349    261000.00    258691.46
1       19055680  1900  S COFFMAN ST          LONGMONT               CO      80501          360        350    301500.00    298237.33
1       19056563  2058  MATTERHORN DR         LAKE CITY              CO      81235          360        350    288000.00    285691.21
1       19057272  1980  COUNTY RD 150         ELIZABETH              CO      80107          360        349    286000.00    283649.27
1       19060482  95  WATERING POND RD        GUILFORD               CT      06437          360        355    353250.00    351214.28
1       19060839  338  BARBARA AVE            SOLANA BEACH           CA      92075          360        352    400000.00    397512.02
1       19060953  2449  NIDO AGUILA           ALPINE                 CA      91901          360        352    281750.00    279997.52
1       19061332  3063  DALEN PL              SAN DIEGO              CA      92122          360        353    318000.00    316231.72
1       19061340  3025  IROQUOIS WAY          SAN DIEGO              CA      92117          360        353    311250.00    309519.28
1       19063403  7871  TALAVERA PL           DELRAY BEACH           FL      33446          360        349    540000.00    535451.26
1       19063551  3041    NE 45TH ST          FORT LAUDERDALE        FL      33308          360        349    392000.00    387565.94
1       18950840  7.37500      0.37500   2/1/1999   3755.55     75.00        725000.00 Single Family Residence         Primary
1       18951350  7.25000      0.25000   1/1/1999   3035.68     50.00        890000.00 Single Family Residence         Primary
1       18951517  7.62500      0.62500   1/1/1999   8847.42     50.00       2500000.00 Single Family Residence         Primary
1       18951913  7.25000      0.25000   2/1/1999   2947.00     79.27        545000.00 Single Family Residence         Primary
1       18951996  7.25000      0.25000   1/1/1999   1828.23     79.76        336000.00 Single Family Residence         Primary
1       18952275  7.25000      0.25000   1/1/1999   4093.06     63.16        950000.00 Single Family Residence         Second
1       19015551  7.37500      0.37500   3/1/1999   2978.54     75.00        575000.00 Single Family Residence         Primary
1       19016831  7.25000      0.25000   5/1/1999   2387.62     56.36        621000.00 Single Family Residence         Primary
1       19016971  7.25000      0.25000   4/1/1999   2421.73     40.57        875000.00 Single Family Residence         Primary
1       19021344  7.25000      0.25000   5/1/1999   1915.55     80.00        351000.00 Single Family Residence         Primary
1       19021492  7.25000      0.25000   5/1/1999   3349.49     77.32        635000.00 Single Family Residence         Primary
1       19021740  7.50000      0.50000   7/1/1999   2097.64     30.00       1000000.00 Single Family Residence         Primary
1       19022607  7.25000      0.25000   6/1/1999   2728.71     74.77        535000.00 Single Family Residence         Primary
1       19038892  7.25000      0.25000   4/1/1999   2449.01     72.53        495000.00 Single Family Residence         Primary
1       19039502  7.25000      0.25000   5/1/1999   2592.27     80.00        475000.00 Single Family Residence         Second
1       19040138  7.37500      0.37500   6/1/1999   1756.04     75.00        339000.00 Single Family Residence         Primary
1       19040203  7.37500      0.37500   7/1/1999   2431.18     80.00        440000.00 Single Family Residence         Primary
1       19042225  7.37500      0.37500   2/1/1999   3626.04     75.00        700000.00 Single Family Residence         Primary
1       19042332  7.25000      0.25000   3/1/1999   3965.15     75.00        775000.00 Single Family Residence         Primary
1       19042647  7.37500      0.37500   2/1/1999   2882.19     83.46        500000.00 Single Family Residence         Primary
1       19042746  7.50000      0.50000   2/1/1999   3251.35     73.23        635000.00 Single Family Residence         Primary
1       19049378  7.25000      0.25000   5/1/1999   2987.93     75.00        584000.00 Single Family Residence         Primary
1       19049469  7.25000      0.25000   6/1/1999   2728.71     79.21        505000.00 Single Family Residence         Primary
1       19054428  7.62500      0.62500   2/1/1999   1990.67     75.00        375000.00 Condominium                     Primary
1       19054774  7.25000      0.25000   2/1/1999   1780.48     90.00        290000.00 Single Family Residence         Primary
1       19055680  7.25000      0.25000   3/1/1999   2056.76     90.00        335000.00 Single Family Residence         Primary
1       19056563  7.25000      0.25000   3/1/1999   1964.67     80.00        360000.00 Single Family Residence         Second
1       19057272  7.62500      0.62500   2/1/1999   2024.29     72.77        393000.00 Single Family Residence         Primary
1       19060482  7.62500      0.62500   8/1/1999   2500.28     89.43        395000.00 Single Family Residence         Primary
1       19060839  7.37500      0.37500   5/1/1999   2762.70     93.68        427000.00 Single Family Residence         Primary
1       19060953  7.37500      0.37500   5/1/1999   1945.98     78.26        360000.00 Single Family Residence         Primary
1       19061332  7.25000      0.25000   6/1/1999   2169.32     78.33        406000.00 Single Family Residence         Primary
1       19061340  7.25000      0.25000   6/1/1999   2123.27     75.00        415000.00 Single Family Residence         Primary
1       19063403  7.50000      0.50000   2/1/1999   3775.76     79.65        678000.00 Single Family Residence         Second
1       19063551  7.37500      0.37500   2/1/1999   2707.45     75.10        522000.00 Single Family Residence         Primary
1       18950840  Cash-Out Refinance
1       18951350  Rate/Term Refinance
1       18951517  Cash-Out Refinance
1       18951913  Rate/Term Refinance
1       18951996  Purpose
1       18952275  Cash-Out Refinance
1       19015551  Cash-Out Refinance
1       19016831  Purpose
1       19016971  Cash-Out Refinance
1       19021344  Purpose
1       19021492  Rate/Term Refinance
1       19021740  Purpose
1       19022607  Rate/Term Refinance
1       19038892  Rate/Term Refinance
1       19039502  Purpose
1       19040138  Purpose
1       19040203  Purpose
1       19042225  Cash-Out Refinance
1       19042332  Purpose
1       19042647  Rate/Term Refinance
1       19042746  Cash-Out Refinance
1       19049378  Purpose
1       19049469  Purpose
1       19054428  Cash-Out Refinance
1       19054774  Rate/Term Refinance
1       19055680  Purpose
1       19056563  Purpose
1       19057272  Rate/Term Refinance
1       19060482  Purpose
1       19060839  Purpose
1       19060953  Rate/Term Refinance
1       19061332  Rate/Term Refinance
1       19061340  Cash-Out Refinance
1       19063403  Purpose
1       19063551  Purpose

1       19064203  805  DRIBURG                COMMERCE TWP           MI      48390          360        348    322200.00    319110.57
1       19065457  2406  LAFAYETTE RD          MINNETONKA BEACH       MN      55391          360        348    550000.00    544676.79
1       19065515  4720  W WICKFORD            BLOOMFIELD HILLS       MI      48302          360        348    934900.00    925851.48
1       19075654  25431  N HOPKINS PL         STEVENSON RANCH        CA      91381          360        352    259191.00    257618.05
1       19077783  2680  CASABELLA DR          REDDING                CA      96002          360        353    277440.00    275934.70
1       19104439  2073  ACACIA DR             SAN MARCOS             CA      92069          360        355    293550.00    292447.05
1       19104843  52  DWIGHT ST               BOSTON                 MA      02118          360        349    455000.00    451260.25
1       19104850  26  MILFORD ST              BOSTON                 MA      02118          360        349    445900.00    442235.03
1       19105592  77  LOWELL PL               SANTA CRUZ             CA      95060          360        355    348300.00    346991.32
1       19105907  115  CENTENNIAL ST          SANTA CRUZ             CA      95060          360        354    272000.00    270707.48
1       19106061  411  PLATEAU AVE            SANTA CRUZ             CA      95060          360        354    305000.00    303585.94
1       19106442  16  COLINA DR               LA SELVA BEACH         CA      95076          360        355    321600.00    320361.32
1       19106517  903  CHESTERTON AVE         REDWOOD CITY           CA      94061          360        355    482400.00    480587.44
1       19107325  2195  LORAIN RD             SAN MARINO             CA      91108          360        354    560000.00    557338.95
1       19109099  4875  HUNTERS WAY           BOCA RATON             FL      33434          360        350    410000.00    406870.18
1       19109651  4050  SW 128TH AVE          MIAMI                  FL      33175          360        351    275000.00    273021.99
1       19117431  4  EASRBOURNE BAY           LAGUNA NIGUEL          CA      92677          360        349    400000.00    396461.94
1       19118447  862  MCELLEN WAY            LAFAYETTE              CA      94549          360        349    431000.00    427187.79
1       19118587  2130  JEFFERSON ST          SAN FRANCISCO          CA      94123          360        349    800000.00    793261.12
1       19118603  1599  S WHITE HALL LN       ST HELENA              CA      94574          360        348    425000.00    420159.73
1       19118736  345  CAMINO SOBRANTE        ORINDA                 CA      94563          360        348    480000.00    475466.01
1       19119312  739  COLE ST                SAN FRANCISCO          CA      94117          360        348    530000.00    522200.62
1       19119403  205  KAANAPALI DR           NAPA                   CA      94558          360        348    380000.00    376410.43
1       19119429  936  HEATHER DR             SAN CARLOS             CA      94070          360        348    579000.00    573395.10
1       19119775  69  AZTEC ST                SAN FRANCISCO          CA      94110          360        348    268000.00    265589.22
1       19119841  801  CASTRO ST              SAN FRANCISCO          CA      94114          360        350    330000.00    324469.74
1       19119908  201  SUTTON CIRCLE          DANVILLE               CA      94506          360        348    248000.00    245599.68
1       19120237  24301  & 24359 DUTCHER CRK  CLOVERDALE             CA      95425          360        348    650000.00    644008.16
1       19120401  8  MIDHILL DR               MILL VALLEY            CA      94941          360        348    584000.00    578686.11
1       19120468  1508  KELLEN CT             CARMICHAEL             CA      95608          360        348    375000.00    371370.56
1       19120799  1134  KEITH AVE             BERKELEY               CA      94708          360        349    282000.00    279505.67
1       19120930  852  MOUNTAIN BLVD          OAKLAND                CA      94611          360        349    620000.00    614648.05
1       19121003  1117  JENNIFER LN           WINDSOR                CA      95492          360        348    271500.00    268564.66
1       19121292  247  GREENBROOK DR          DANVILLE               CA      94526          360        349    303000.00    300384.41
1       19121433  2927  MOUNTAIN DR           FREMONT                CA      94555          360        349    303000.00    299594.35
1       19064203  7.50000      0.50000   1/1/1999   2252.87     82.19        392000.00 Single Family Residence         Primary
1       19065457  7.25000      0.25000   1/1/1999   3751.97     61.11        900000.00 Single Family Residence         Primary
1       19065515  7.25000      0.25000   1/1/1999   6377.67     72.47       1290000.00 Single Family Residence         Primary
1       19075654  7.50000      0.50000   5/1/1999   1812.30     89.38        290000.00 Single Family Residence         Primary
1       19077783  7.37500      0.37500   6/1/1999   1916.21     79.84        347500.00 Single Family Residence         Primary
1       19104439  7.50000      0.50000   8/1/1999   2052.54     95.00        309000.00 Single Family Residence         Primary
1       19104843  7.62500      0.62500   2/1/1999   3220.46     70.00        650000.00 3-Family                        Primary
1       19104850  7.62500      0.62500   2/1/1999   3156.05     70.00        637000.00 3-Family                        Primary
1       19105592  7.50000      0.50000   8/1/1999   2435.36     90.00        387000.00 Single Family Residence         Primary
1       19105907  7.25000      0.25000   7/1/1999   1855.52     80.00        340000.00 Single Family Residence         Primary
1       19106061  7.37500      0.37500   7/1/1999   2106.56     60.40        505000.00 Single Family Residence         Primary
1       19106442  7.37500      0.37500   8/1/1999   2221.21     80.00        402000.00 Single Family Residence         Primary
1       19106517  7.50000      0.50000   8/1/1999   3373.01     80.00        603000.00 Single Family Residence         Primary
1       19107325  7.25000      0.25000   7/1/1999   3820.19     80.00        700000.00 Single Family Residence         Primary
1       19109099  7.50000      0.50000   3/1/1999   2866.78     74.55        550000.00 Single Family Residence         Primary
1       19109651  7.25000      0.25000   4/1/1999   1875.98     68.75        400000.00 Single Family Residence         Primary
1       19117431  7.25000      0.25000   2/1/1999   2728.71     68.97        580000.00 Single Family Residence         Primary
1       19118447  7.25000      0.25000   2/1/1999   2940.18     62.92        685000.00 Single Family Residence         Primary
1       19118587  7.50000      0.50000   2/1/1999   5593.72     64.00       1250000.00 Single Family Residence         Primary
1       19118603  7.25000      0.25000   1/1/1999   2899.25     30.36       1400000.00 Single Family Residence         Primary
1       19118736  7.37500      0.37500   1/1/1999   3315.23     78.69        610000.00 Single Family Residence         Primary
1       19119312  7.62500      0.62500   1/1/1999   3751.31     69.74        760000.00 Single Family Residence         Primary
1       19119403  7.37500      0.37500   1/1/1999   2624.57     68.22        557000.00 Single Family Residence         Primary
1       19119429  7.25000      0.25000   1/1/1999   3949.80     68.12        850000.00 Single Family Residence         Primary
1       19119775  7.62500      0.62500   1/1/1999   1896.89     69.97        383000.00 Single Family Residence         Investor
1       19119841  7.25000      0.25000   3/1/1999   2251.18     73.01        452000.00 Condominium                     Primary
1       19119908  7.25000      0.25000   1/1/1999   1691.80     80.00        310000.00 Single Family Residence         Primary
1       19120237  7.50000      0.50000   1/1/1999   4544.89     78.79        825000.00 Single Family Residence         Second
1       19120401  7.62500      0.62500   1/1/1999   4133.52     71.66        815000.00 Single Family Residence         Primary
1       19120468  7.25000      0.25000   1/1/1999   2558.16     75.00        500000.00 Single Family Residence         Primary
1       19120799  7.25000      0.25000   2/1/1999   1923.74     75.00        376000.00 Single Family Residence         Primary
1       19120930  7.37500      0.37500   2/1/1999   4282.19     80.00        775000.00 Single Family Residence         Primary
1       19121003  7.25000      0.25000   1/1/1999   1852.11     75.42        360000.00 Single Family Residence         Primary
1       19121292  7.37500      0.37500   2/1/1999   2092.75     73.90        410000.00 Single Family Residence         Primary
1       19121433  7.25000      0.25000   2/1/1999   2066.98     65.87        460000.00 Single Family Residence         Primary
1       19064203  Rate/Term Refinance
1       19065457  Cash-Out Refinance
1       19065515  Rate/Term Refinance
1       19075654  Purpose
1       19077783  Rate/Term Refinance
1       19104439  Purpose
1       19104843  Cash-Out Refinance
1       19104850  Cash-Out Refinance
1       19105592  Purpose
1       19105907  Purpose
1       19106061  Purpose
1       19106442  Purpose
1       19106517  Purpose
1       19107325  Purpose
1       19109099  Cash-Out Refinance
1       19109651  Cash-Out Refinance
1       19117431  Cash-Out Refinance
1       19118447  Cash-Out Refinance
1       19118587  Cash-Out Refinance
1       19118603  Cash-Out Refinance
1       19118736  Purpose
1       19119312  Purpose
1       19119403  Purpose
1       19119429  Rate/Term Refinance
1       19119775  Cash-Out Refinance
1       19119841  Cash-Out Refinance
1       19119908  Purpose
1       19120237  Purpose
1       19120401  Cash-Out Refinance
1       19120468  Cash-Out Refinance
1       19120799  Rate/Term Refinance
1       19120930  Rate/Term Refinance
1       19121003  Rate/Term Refinance
1       19121292  Cash-Out Refinance
1       19121433  Rate/Term Refinance

1       19121458  565  CRINGLE DR             REDWOOD CITY           CA      94065          360        349    362500.00    359293.68
1       19128156  1128  ELDER CIRCLE          AUSTIN                 TX      78733          360        351    675000.00    670489.64
1       19128271  7198  W CIRCLE DR           DALLAS                 TX      75214          360        352    332500.00    330333.22
1       19131465  2951  JUNIPER               MORRO BAY              CA      93442          360        355    300000.00    298844.49
1       19131812  610  WILD OATS WAY          TEMPLETON              CA      93465          360        354    400000.00    398145.51
1       19131911  1305  SHANE LN              TEMPLETON              CA      93465          360        355    260910.00    259879.98
1       19132273  31759  ROCKING HORSE RD     ESCONDIDO              CA      92026          360        354    265500.00    263802.17
1       19132893  16439  BRIDLEWOOD RD        POWAY                  CA      92064          360        353    337500.00    335623.31
1       19133479  3646  N MAGNOLIA            CHICAGO                IL      60613          360        348    415000.00    411266.99
1       19134402  12059  ADMIRALS POINTE CIRC INDIANAPOLIS           IN      46236          360        348    460000.00    454775.24
1       19136183  11350  LEGACY CANYON PL     SAN DIEGO              CA      92139          360        351    256000.00    253734.70
1       19136522  687  E VEREDA SUR           PALM SPRINGS           CA      92262          360        352    542500.00    539288.09
1       19142215  2300  MAPLE AVE UNIT 225    TORRANCE               CA      90503          360        351    257625.00    255404.89
1       19142546  12418  E CEDAR CREEK LN     CERRITOS               CA      90703          360        352    252000.00    250393.71
1       19144062  8100  BILLOWVISTA DR        PLAYA DEL REY          CA      90293          360        353    290000.00    287456.16
1       19155837  1390  BRISTOL PARK PL       LAKE MARY              FL      32746          360        353    243000.00    241745.14
1       19156280  611  NELSON POINT RD        NICEVILLE              FL      32578          360        354    376000.00    374299.33
1       19162734  14639  ROUND VALLEY DR      LOS ANGELES            CA      91403          360        354    450000.00    447861.70
1       19162742  2018  N JOLLEY DR           BURBANK                CA      91504          360        353    272000.00    270487.49
1       19163641  1167  CHESTER AVE           PASADENA               CA      91104          360        354    279200.00    277905.55
1       19164334  4801  HAMPTON RD            LA CANADA FLINTRIDGE   CA      91011          360        354    337500.00    335973.47
1       19164466  357  LUDEMAN LN             MILLBRAE               CA      94030          360        352    386250.00    383847.58
1       19164979  129  LANSBERRY CT           LOS GATOS              CA      95032          360        352    486000.00    482902.05
1       19176197  1621  S FAIRVIEW            PARK RIDGE             IL      60068          360        353    301600.00    299963.59
1       19176742  2554  AUDREY LN             NORTHBROOK             IL      60062          360        353    422000.00    419653.43
1       19190156  104  EMIGRANT CT            FOLSOM                 CA      95630          360        351    259500.00    257633.40
1       19191782  430  W WINNIE WAY           ARCADIA                CA      91006          360        348    328000.00    324901.75
1       19192020  45  DARTMOUTH DR            RANCHO MIRAGE          CA      92270          360        348    250000.00    247638.45
1       19192798  24453  WAYMAN ST            SANTA CLARITA          CA      91321          360        350    292500.00    290145.48
1       19193036  1717  ELEVADO AVE           ARCADIA                CA      91006          360        349    364800.00    360123.19
1       19193531  2107  HOLMBY AVE            LOS ANGELES            CA      90024          360        349    525000.00    520356.32
1       19193697  39  LA SIERRA DR            POMONA                 CA      91766          360        348    256000.00    253581.79
1       19193911  10901  CREEK RD             OJAI                   CA      93023          360        349    941000.00    933047.30
1       19194240  1851  MIRA VALLE ST         MONTEREY PARK          CA      91754          360        349    260000.00    257700.27
1       19197631  728  MIDLAND WAY            REDWOOD CITY           CA      94062          360        350    370000.00    366983.99
1       19121458  7.25000      0.25000   2/1/1999   2472.89     73.98        490000.00 Single Family Residence         Primary
1       19128156  7.62500      0.62500   4/1/1999   4777.61     65.85       1025000.00 Single Family Residence         Primary
1       19128271  7.25000      0.25000   5/1/1999   2268.24     95.00        350000.00 Single Family Residence         Primary
1       19131465  7.37500      0.37500   8/1/1999   2072.03     79.79        376000.00 Single Family Residence         Primary
1       19131812  7.37500      0.37500   7/1/1999   2762.70     72.73        550000.00 Single Family Residence         Primary
1       19131911  7.25000      0.25000   8/1/1999   1779.86     89.97        290000.00 Single Family Residence         Primary
1       19132273  7.50000      0.50000   7/1/1999   1856.41     90.00        295000.00 Single Family Residence         Primary
1       19132893  7.25000      0.25000   6/1/1999   2302.34     75.00        450000.00 Single Family Residence         Primary
1       19133479  7.62500      0.62500   1/1/1999   2937.34     66.94        620000.00 3-Family                        Investor
1       19134402  7.50000      0.50000   1/1/1999   3216.39     79.31        580000.00 Single Family Residence         Primary
1       19136183  7.25000      0.25000   4/1/1999   1746.36     80.00        320000.00 Single Family Residence         Primary
1       19136522  7.62500      0.62500   5/1/1999   3839.78     70.00        775000.00 Single Family Residence         Primary
1       19142215  7.25000      0.25000   4/1/1999   1757.46     74.67        345000.00 Single Family Residence         Primary
1       19142546  7.25000      0.25000   5/1/1999   1719.08     80.00        315000.00 Single Family Residence         Primary
1       19144062  7.25000      0.25000   6/1/1999   1978.31     63.04        460000.00 Single Family Residence         Primary
1       19155837  7.62500      0.62500   6/1/1999   1719.94     70.43        345000.00 Single Family Residence         Primary
1       19156280  7.50000      0.50000   7/1/1999   2629.05     72.59        518000.00 Single Family Residence         Primary
1       19162734  7.25000      0.25000   7/1/1999   3069.79     90.00        500000.00 Single Family Residence         Primary
1       19162742  7.25000      0.25000   6/1/1999   1855.52     80.00        340000.00 Single Family Residence         Primary
1       19163641  7.37500      0.37500   7/1/1999   1928.37     80.00        349000.00 Single Family Residence         Primary
1       19164334  7.50000      0.50000   7/1/1999   2359.85     75.00        450000.00 Single Family Residence         Primary
1       19164466  7.37500      0.37500   5/1/1999   2667.73     75.00        515000.00 Single Family Residence         Primary
1       19164979  7.25000      0.25000   5/1/1999   3315.38     72.54        670000.00 Single Family Residence         Primary
1       19176197  7.37500      0.37500   6/1/1999   2083.08     80.00        377000.00 Single Family Residence         Primary
1       19176742  7.25000      0.25000   6/1/1999   2878.78     73.78        572000.00 Single Family Residence         Primary
1       19190156  7.25000      0.25000   4/1/1999   1770.25     72.08        360000.00 Single Family Residence         Primary
1       19191782  7.37500      0.37500   1/1/1999   2265.41     68.33        480000.00 Single Family Residence         Primary
1       19192020  7.37500      0.37500   1/1/1999   1726.69     58.14        430000.00 Single Family Residence         Primary
1       19192798  7.25000      0.25000   3/1/1999   1995.37     75.00        390000.00 Single Family Residence         Primary
1       19193036  7.37500      0.37500   2/1/1999   2519.58     79.13        461000.00 Single Family Residence         Primary
1       19193531  7.25000      0.25000   2/1/1999   3581.43     75.00        700000.00 Single Family Residence         Primary
1       19193697  7.37500      0.37500   1/1/1999   1768.13     77.58        330000.00 Single Family Residence         Primary
1       19193911  7.50000      0.50000   2/1/1999   6579.61     72.38       1300000.00 Single Family Residence         Primary
1       19194240  7.25000      0.25000   2/1/1999   1773.66     80.00        325000.00 Single Family Residence         Primary
1       19197631  7.50000      0.50000   3/1/1999   2587.09     66.07        560000.00 Single Family Residence         Primary
1       19121458  Rate/Term Refinance
1       19128156  Cash-Out Refinance
1       19128271  Purpose
1       19131465  Purpose
1       19131812  Cash-Out Refinance
1       19131911  Purpose
1       19132273  Purpose
1       19132893  Cash-Out Refinance
1       19133479  Rate/Term Refinance
1       19134402  Rate/Term Refinance
1       19136183  Purpose
1       19136522  Cash-Out Refinance
1       19142215  Purpose
1       19142546  Rate/Term Refinance
1       19144062  Rate/Term Refinance
1       19155837  Cash-Out Refinance
1       19156280  Rate/Term Refinance
1       19162734  Purpose
1       19162742  Purpose
1       19163641  Purpose
1       19164334  Purpose
1       19164466  Cash-Out Refinance
1       19164979  Cash-Out Refinance
1       19176197  Purpose
1       19176742  Rate/Term Refinance
1       19190156  Cash-Out Refinance
1       19191782  Rate/Term Refinance
1       19192020  Rate/Term Refinance
1       19192798  Cash-Out Refinance
1       19193036  Purpose
1       19193531  Cash-Out Refinance
1       19193697  Rate/Term Refinance
1       19193911  Rate/Term Refinance
1       19194240  Purpose
1       19197631  Cash-Out Refinance

1       19197789  206  VENETIAN RD            APTOS                  CA      95003          360        348    275000.00    272464.95
1       19197870  6284  VIA DE ADRIANA        SAN JOSE               CA      95120          360        349    316000.00    312043.01
1       19198142  1130  GRAND ST              REDWOOD CITY           CA      94061          360        348    267000.00    264538.63
1       19198167  1989  SHOREVIEW AVE         SAN MATEO              CA      94401          360        349    300000.00    297472.99
1       19198399  143-14  ORD ST              SAN FRANCISCO          CA      94114          360        348    399200.00    395071.30
1       19198712  1540  PEREGRINE DR          GILROY                 CA      95020          360        349    315000.00    312280.84
1       19199355  106  DANBURY LN             REDWOOD CITY           CA      94061          360        348    408000.00    404146.05
1       19199595  170  VALDEFLORES DR         BURLINGAME             CA      94010          360        348    375000.00    371626.69
1       19199777  1239  FREMONT ST            SAN JOSE               CA      95126          360        348    263000.00    259029.55
1       19200187  1624  MARCO POLO WAY        BURLINGAME             CA      94010          360        349    423750.00    420091.53
1       19200211  515  ENCINO DR              MORGAN HILL            CA      95037          360        348    300000.00    296158.78
1       19200294  645  CHAPMAN DR             CAMPBELL               CA      95008          360        349    320000.00    317169.64
1       19200310  233  BARBARA DR             LOS GATOS              CA      95030          360        348    327200.00    322027.65
1       19200393  3666  GLENWOOD AVE          REDWOOD CITY           CA      94062          360        348    295000.00    292280.61
1       19200757  15712  OAK KNOLL AVE        LOS GATOS              CA      95030          360        349    644000.00    638575.24
1       19201276  11  BLANCA DR               NOVATO                 CA      94947          360        348    322000.00    318883.48
1       19202027  271  IRIS WAY               PALO ALTO              CA      94303          360        349    360000.00    356815.85
1       19202589  362  HUCKLEBERRY DR         SAN JOSE               CA      95132          360        349    380400.00    377035.33
1       19202746  993  HILLCREST BLVD         MILLBRAE               CA      94030          360        348    351750.00    348406.28
1       19203066  1951  AUTUMN GOLD DR        SAN JOSE               CA      95131          360        349    249000.00    246589.29
1       19203322  66  PLAZA QUINTA            SAN JUAN CAPISTRA      CA      92675          360        349    301000.00    298464.45
1       19203330  12254  TEPA WAY             LOS ALTOS HILLS        CA      94022          360        349    900000.00    892036.84
1       19203793  173  SPRING ST              SANTA CRUZ             CA      95060          360        349    356000.00    352851.13
1       19203835  1760  WILSHIRE DR           APTOS                  CA      95003          360        349    410000.00    406546.34
1       19204346  918  JANE CT                GLEN ELLEN             CA      95442          360        352    295200.00    293318.33
1       19204569  95  MT TENAYA DR            SAN RAFAEL             CA      94903          360        352    346000.00    343794.49
1       19205814  138  WIRE MILL RD           STAMFORD               CT      06092          360        352    300000.00    298134.01
1       19207331  3451  N PAULINA AVE         CHICAGO                IL      60657          360        349    380000.00    376638.88
1       19275528  20  TAHOMA AVE              TAHOE CITY             CA      96145          360        353    360000.00    357998.20
1       19275627  3  JULIANNA CT              MORAGA                 CA      94556          360        348    900000.00    888618.02
1       19275924  13  VALDIVIA CT             BURLINGAME             CA      94010          360        348    439000.00    434853.21
1       19276054  182  LOMITA AVE             OJAI                   CA      93023          360        348    258000.00    250379.74
1       19276070  1225-1  OAK AVE             REDWOOD CITY           CA      94061          360        348    340500.00    337283.60
1       19276179  6717  SARONI DR             OAKLAND                CA      94609          360        348    337500.00    334311.92
1       19276260  2835  DIVISADERO ST         SAN FRANCISCO          CA      94123          360        348    280000.00    277355.11
1       19197789  7.50000      0.50000   1/1/1999   1922.84     66.11        416000.00 Single Family Residence         Primary
1       19197870  7.25000      0.25000   2/1/1999   2155.68     57.98        545000.00 Single Family Residence         Primary
1       19198142  7.50000      0.50000   1/1/1999   1866.90     75.85        352000.00 Single Family Residence         Primary
1       19198167  7.50000      0.50000   2/1/1999   2097.64     75.00        400000.00 Single Family Residence         Primary
1       19198399  7.25000      0.25000   1/1/1999   2723.25     80.00        499000.00 2-Family                        Primary
1       19198712  7.37500      0.37500   2/1/1999   2175.63     77.78        405000.00 Single Family Residence         Primary
1       19199355  7.37500      0.37500   1/1/1999   2817.95     80.00        510000.00 Single Family Residence         Primary
1       19199595  7.62500      0.62500   1/1/1999   2654.23     45.18        830000.00 Single Family Residence         Primary
1       19199777  7.37500      0.37500   1/1/1999   1816.48     50.58        520000.00 Single Family Residence         Primary
1       19200187  7.37500      0.37500   2/1/1999   2926.73     75.00        565000.00 Single Family Residence         Primary
1       19200211  7.25000      0.25000   1/1/1999   2046.53     75.00        400000.00 Single Family Residence         Primary
1       19200294  7.25000      0.25000   2/1/1999   2182.96     69.26        462000.00 Single Family Residence         Primary
1       19200310  7.37500      0.37500   1/1/1999   2259.89     80.00        409000.00 Single Family Residence         Primary
1       19200393  7.50000      0.50000   1/1/1999   2062.68     60.82        485000.00 Single Family Residence         Primary
1       19200757  7.50000      0.50000   2/1/1999   4502.94     51.36       1254000.00 Single Family Residence         Primary
1       19201276  7.25000      0.25000   1/1/1999   2196.61     79.90        403000.00 Single Family Residence         Primary
1       19202027  7.25000      0.25000   2/1/1999   2455.83     66.67        540000.00 Single Family Residence         Primary
1       19202589  7.25000      0.25000   2/1/1999   2595.00     79.92        476000.00 Single Family Residence         Primary
1       19202746  7.50000      0.50000   1/1/1999   2459.48     74.84        470000.00 Single Family Residence         Primary
1       19203066  7.37500      0.37500   2/1/1999   1719.78     74.77        333000.00 Single Family Residence         Primary
1       19203322  7.50000      0.50000   2/1/1999   2104.64     70.00        430000.00 Condominium                     Primary
1       19203330  7.25000      0.25000   2/1/1999   6139.59     42.86       2100000.00 Single Family Residence         Primary
1       19203793  7.25000      0.25000   2/1/1999   2428.55     72.51        491000.00 Single Family Residence         Primary
1       19203835  7.50000      0.50000   2/1/1999   2866.78     73.87        555000.00 Single Family Residence         Primary
1       19204346  7.25000      0.25000   5/1/1999   2013.78     80.00        369000.00 Single Family Residence         Primary
1       19204569  7.25000      0.25000   5/1/1999   2360.33     73.62        470000.00 Single Family Residence         Primary
1       19205814  7.37500      0.37500   5/1/1999   2072.03     80.00        375000.00 Single Family Residence         Primary
1       19207331  7.25000      0.25000   2/1/1999   2592.27     75.25        505000.00 Single Family Residence         Primary
1       19275528  7.25000      0.25000   6/1/1999   2455.83     55.38        650000.00 Single Family Residence         Second
1       19275627  7.50000      0.50000   1/1/1999   6292.93     69.23       1300000.00 Single Family Residence         Primary
1       19275924  7.37500      0.37500   1/1/1999   3032.06     59.73        735000.00 Single Family Residence         Primary
1       19276054  7.37500      0.37500   1/1/1999   1781.94     71.67        360000.00 Single Family Residence         Second
1       19276070  7.37500      0.37500   1/1/1999   2351.75     65.48        520000.00 2-Family                        Primary
1       19276179  7.37500      0.37500   1/1/1999   2331.03     75.00        450000.00 Single Family Residence         Primary
1       19276260  7.37500      0.37500   1/1/1999   1933.89     14.00       2000000.00 Single Family Residence         Primary
1       19197789  Cash-Out Refinance
1       19197870  Cash-Out Refinance
1       19198142  Rate/Term Refinance
1       19198167  Cash-Out Refinance
1       19198399  Purpose
1       19198712  Rate/Term Refinance
1       19199355  Purpose
1       19199595  Cash-Out Refinance
1       19199777  Rate/Term Refinance
1       19200187  Cash-Out Refinance
1       19200211  Cash-Out Refinance
1       19200294  Cash-Out Refinance
1       19200310  Purpose
1       19200393  Purpose
1       19200757  Cash-Out Refinance
1       19201276  Purpose
1       19202027  Cash-Out Refinance
1       19202589  Purpose
1       19202746  Purpose
1       19203066  Cash-Out Refinance
1       19203322  Cash-Out Refinance
1       19203330  Cash-Out Refinance
1       19203793  Cash-Out Refinance
1       19203835  Cash-Out Refinance
1       19204346  Purpose
1       19204569  Rate/Term Refinance
1       19205814  Purpose
1       19207331  Rate/Term Refinance
1       19275528  Cash-Out Refinance
1       19275627  Cash-Out Refinance
1       19275924  Rate/Term Refinance
1       19276054  Rate/Term Refinance
1       19276070  Cash-Out Refinance
1       19276179  Purpose
1       19276260  Cash-Out Refinance

1       19276278  985  VERNAL AVE N           MILL VALLEY            CA      94941          360        350    500000.00    495991.77
1       19276310  4825  MUIRWOOD DR           PLEASANTON             CA      94588          360        348    266000.00    263425.49
1       19276526  502  FERGUSON RD            SEBASTOPOL             CA      95472          360        348    315500.00    312446.37
1       19276575  106  LESLIE DR              SAN CARLOS             CA      94070          360        348    618750.00    612761.33
1       19276716  69  LA CAMPANA RD           ORINDA                 CA      94563          360        349    541300.00    536512.18
1       19276963  31  BIRCH DR                WALNUT CREEK           CA      94596          360        348    312000.00    309052.78
1       19277102  224  VALLEJO ST             EL GRANADA             CA      94018          360        352    295000.00    293140.86
1       19277268  153  PINE DR                FAIRFAX                CA      94930          360        349    300000.00    297371.10
1       19277516  131  COLLINS ST             SAN FRANCISCO          CA      94118          360        349    336000.00    333028.09
1       19277540  40412  VALENCIA CT          FREMONT                CA      94539          360        349    352000.00    348886.56
1       19277557  130  LANDERS ST UNIT 130-   SAN FRANCISCO          CA      94114          360        349    267000.00    264638.41
1       19277888  851  EL CAPITAN DR          DANVILLE               CA      94526          360        349    320000.00    314826.35
1       19295898  4185  VIA CANGREJO          SAN DIEGO              CA      92130          360        356    650000.00    648052.28
1       19296623  18  BOARDWALK               NEWPORT BEACH          CA      92660          360        349    597200.00    591917.71
1       19296946  5838  E SANDSTONE CT        ORANGE                 CA      92869          360        349    340000.00    337135.31
1       19297415  4062  LIVE OAK LN           YORBA LINDA            CA      92886          360        349    242500.00    240406.67
1       19297878  974  HEATHER LN             SAN LORENZO            CA      94580          360        349    273000.00    268883.99
1       19298736  22560  HIDDEN HILLS RD      YORBA LINDA            CA      92887          360        349    600000.00    594692.96
1       19299288  1000  LAS POSAS             SAN CLEMENTE           CA      92673          360        349    259000.00    256818.26
1       19299890  4826  BILOXI AVE            NORTH HOLLYWOOD        CA      91601          360        349    280000.00    277641.41
1       19302173  34  OUTLOOK DR              LEXINGTON              MA      02173          360        354    400000.00    398098.36
1       19315050  12872  GILBERT ST           GARDEN GROVE           CA      92643          360        354    300000.00    298609.11
1       19315266  5363  E RR RIDGE CR         ANAHEIM                CA      92807          360        353    312550.00    310774.54
1       19317056  26070  ADAMOR RD            CALABASAS              CA      91302          360        354    292000.00    290612.49
1       19317247  3211  CELINDA               CARLSBAD               CA      92008          360        352    300000.00    298087.68
1       19317262  3  DUQUESA                  DANA POINT             CA      92677          360        352    351500.00    349259.42
1       19317270  16563  OWL TREE RD          RIVERSIDE              CA      92504          360        353    330676.00    328837.20
1       19319516  43  W N AVE                 LAKE FOREST            IL      60045          360        349    284000.00    281488.01
1       19319557  222  COVENTRY WAY           NOBLESVILLE            IN      46060          360        348    257000.00    254233.91
1       19320019  1       PERTH CT            WEST NYACK             NY      10994          360        355    268500.00    267419.47
1       19320415  5  BUCKBEE PL               KATONAH                NY      10536          360        354    373300.00    371526.14
1       19320480  64      QUARRY LN           BEDFORD                NY      10506          360        354    593000.00    590182.12
1       19320555  71  HIX AVE                 RYE                    NY      10580          360        355    335000.00    333295.62
1       19322007  6  TICONDEROGA              IRVINE                 CA      92760          360        353    354375.00    352029.07
1       19322155  104  AVENIDA MESITA         SAN CLEMENTE           CA      92673          360        352    269700.00    268063.29
1       19276278  7.25000      0.25000   3/1/1999   3410.88     61.73        810000.00 Single Family Residence         Primary
1       19276310  7.25000      0.25000   1/1/1999   1814.59     72.88        365000.00 Single Family Residence         Primary
1       19276526  7.25000      0.25000   1/1/1999   2152.27     62.48        505000.00 Single Family Residence         Primary
1       19276575  7.25000      0.25000   1/1/1999   4220.97     75.00        825000.00 Single Family Residence         Primary
1       19276716  7.25000      0.25000   2/1/1999   3692.62     64.44        840000.00 Single Family Residence         Primary
1       19276963  7.37500      0.37500   1/1/1999   2154.91     69.33        450000.00 Single Family Residence         Primary
1       19277102  7.37500      0.37500   5/1/1999   2037.49     74.68        395000.00 Single Family Residence         Primary
1       19277268  7.50000      0.50000   2/1/1999   2097.64     75.00        400000.00 Single Family Residence         Primary
1       19277516  7.25000      0.25000   2/1/1999   2292.11     61.09        550000.00 Single Family Residence         Primary
1       19277540  7.25000      0.25000   2/1/1999   2401.26     74.89        470000.00 Single Family Residence         Primary
1       19277557  7.25000      0.25000   2/1/1999   1821.41     76.95        347000.00 Condominium                     Primary
1       19277888  7.37500      0.37500   2/1/1999   2210.16     74.42        430000.00 Single Family Residence         Primary
1       19295898  7.50000      0.50000   9/1/1999   4544.89     79.27        820000.00 Single Family Residence         Primary
1       19296623  7.25000      0.25000   2/1/1999   4073.96     66.36        900000.00 Single Family Residence         Primary
1       19296946  7.50000      0.50000   2/1/1999   2377.33     75.56        450000.00 Single Family Residence         Primary
1       19297415  7.37500      0.37500   2/1/1999   1674.89     30.31        800000.00 Single Family Residence         Primary
1       19297878  7.62500      0.62500   2/1/1999   1932.28     93.17        293000.00 Single Family Residence         Primary
1       19298736  7.25000      0.25000   2/1/1999   4093.06     75.00        800000.00 Single Family Residence         Primary
1       19299288  7.50000      0.50000   2/1/1999   1810.97     74.00        350000.00 Condominium                     Primary
1       19299890  7.50000      0.50000   2/1/1999   1957.80     70.00        400000.00 Single Family Residence         Primary
1       19302173  7.37500      0.37500   7/1/1999   2762.70     88.69        451000.00 Single Family Residence         Primary
1       19315050  7.37500      0.37500   7/1/1999   2072.03     67.42        445000.00 Single Family Residence         Primary
1       19315266  7.25000      0.25000   6/1/1999   2132.14     95.00        329000.00 Single Family Residence         Primary
1       19317056  7.25000      0.25000   7/1/1999   1991.95     80.00        365000.00 Single Family Residence         Primary
1       19317247  7.25000      0.25000   5/1/1999   2046.53     73.17        410000.00 Single Family Residence         Primary
1       19317262  7.25000      0.25000   5/1/1999   2397.85     70.30        500000.00 Single Family Residence         Primary
1       19317270  7.25000      0.25000   6/1/1999   2255.79     84.79        390000.00 Single Family Residence         Primary
1       19319516  7.25000      0.25000   2/1/1999   1937.38     80.00        355000.00 Single Family Residence         Primary
1       19319557  7.25000      0.25000   1/1/1999   1753.19     78.59        327000.00 Single Family Residence         Primary
1       19320019  7.37500      0.37500   8/1/1999   1854.46     52.65        510000.00 Single Family Residence         Primary
1       19320415  7.25000      0.25000   7/1/1999   2546.56     79.94        467000.00 Single Family Residence         Primary
1       19320480  7.25000      0.25000   7/1/1999   4045.31     77.62        764000.00 Single Family Residence         Primary
1       19320555  7.25000      0.25000   8/1/1999   2285.29     58.26        575000.00 Single Family Residence         Primary
1       19322007  7.37500      0.37500   6/1/1999   2447.58     75.00        472500.00 Single Family Residence         Primary
1       19322155  7.50000      0.50000   5/1/1999   1885.78     89.90        300000.00 Condominium                     Primary
1       19276278  Cash-Out Refinance
1       19276310  Cash-Out Refinance
1       19276526  Rate/Term Refinance
1       19276575  Cash-Out Refinance
1       19276716  Cash-Out Refinance
1       19276963  Cash-Out Refinance
1       19277102  Purpose
1       19277268  Cash-Out Refinance
1       19277516  Cash-Out Refinance
1       19277540  Cash-Out Refinance
1       19277557  Purpose
1       19277888  Cash-Out Refinance
1       19295898  Purpose
1       19296623  Purpose
1       19296946  Rate/Term Refinance
1       19297415  Cash-Out Refinance
1       19297878  Rate/Term Refinance
1       19298736  Cash-Out Refinance
1       19299288  Rate/Term Refinance
1       19299890  Cash-Out Refinance
1       19302173  Purpose
1       19315050  Purpose
1       19315266  Rate/Term Refinance
1       19317056  Purpose
1       19317247  Cash-Out Refinance
1       19317262  Rate/Term Refinance
1       19317270  Purpose
1       19319516  Rate/Term Refinance
1       19319557  Rate/Term Refinance
1       19320019  Cash-Out Refinance
1       19320415  Purpose
1       19320480  Rate/Term Refinance
1       19320555  Purpose
1       19322007  Purpose
1       19322155  Purpose

1       19322635  33971  NAUTICUS ISLE        DANA POINT             CA      92629          360        353    256800.00    255473.91
1       19322692  5362  BLINN LN              IRVINE                 CA      92612          360        353    320000.00    318220.63
1       19322700  16200  BIMINI LN            HUNTINGTON BEACH       CA      92649          360        353    489000.00    486280.86
1       19322882  16495  NE 32 AVE            NORTH MIAMI BEACH      FL      33160          360        352    650000.00    645856.65
1       19324177  13593  57TH PL S            LAKE WORTH             FL      33467          360        355    579235.00    577112.02
1       19325489  843  SIGNORELLI CIRCLE      ST HELENA              CA      94574          360        350    292500.00    290211.79
1       19325620  1509  MAXWELL LN            VISTA                  CA      92084          360        350    252000.00    250028.59
1       19341627  1051  UPPER VALLEY RD       LAFAYETTE              CA      94549          360        349    469000.00    465049.31
1       19341767  404  PLATA CT               DANVILLE               CA      94526          360        349    321000.00    313796.99
1       19341981  181  VIEW RD                FELTON                 CA      95018          360        348    315000.00    312095.69
1       19342153  267  SUNSET WAY             MUIR BEACH             CA      94965          360        349    435000.00    431244.99
1       19342237  45  WILLOW AVE              WALNUT CREEK           CA      94595          360        349    268000.00    265629.55
1       19342377  959  ROCK CANYON CIRCLE     SAN JOSE               CA      95127          360        349    318750.00    315998.47
1       19342666  1753  MARIPOSA CIRCLE       DAVIS                  CA      95616          360        349    291500.00    287705.24
1       19342963  4549  PLEASANT HILL RD E    MARTINEZ               CA      94553          360        349    280000.00    277583.03
1       19343011  6103  SHILOH RIDGE RD       SANTA ROSA             CA      95403          360        350    560000.00    555510.73
1       19343086  275  E BLITHEDALE AVE       MILL VALLEY            CA      94941          360        350    436500.00    432977.26
1       19343144  1580  MASONIC AVE           SAN FRANCISCO          CA      94117          360        349    533000.00    528285.61
1       19345289  4833  BANTA RD              BARGERSVILLE           IN      46106          360        349    464500.00    460287.24
1       19371681  123  PURE SKY PL            COLUMBIA               MD      21044          360        350    262850.00    260809.11
1       19371871  519  BRANDYWINE DR          WEST CHESTER           PA      19382          360        351    633750.00    629409.62
1       19376078  2025  BALMAR DR             LOS ANGELES            CA      90039          360        349    315000.00    312346.54
1       19376433  2212  S 4TH AVE             ARCADIA                CA      91006          360        349    411600.00    408216.93
1       19377407  22116  INDEPENDENCIA ST     LOS ANGELES            CA      91364          360        349    241000.00    238868.40
1       19378033  18822  LOS ALIMOS ST        NORTHRIDGE             CA      91326          360        350    285000.00    282715.32
1       19378066  1133  MANDEVILLA WAY        CORONA                 CA      91719          360        352    278000.00    276154.85
1       19378264  222  S FORMOSA AVE          LOS ANGELES            CA      90036          360        349    378000.00    374893.12
1       19379940  23001  CANZONET ST          LOS ANGELES            CA      90403          360        350    300000.00    297595.03
1       19380856  5522  E OCEAN BLVD          LONG BEACH             CA      90803          360        349    305900.00    303323.21
1       19380922  808  3RD AVE                LOS ANGELES            CA      90005          360        350    353500.00    350734.49
1       19382639  5303  BAYRIDGE RD           RANCHO PALOS VERDES    CA      90275          360        351    770000.00    764726.48
1       19382860  7227  BERRY HILL DR         RANCHO PALOS VERDES    CA      90275          360        350    480000.00    476152.03
1       19382985  14  SEAHURST RD             ROLLING HILLS ESTATE   CA      90274          360        350    536000.00    529093.84
1       19383140  28857  GRAY FOX ST          MALIBU                 CA      90265          360        351    380000.00    376062.85
1       19384957  16055  ROSE AVE             LOS GATOS              CA      95030          360        349    450000.00    446082.59
1       19322635  7.62500      0.62500   6/1/1999   1817.61     40.44        635000.00 Single Family Residence         Primary
1       19322692  7.25000      0.25000   6/1/1999   2182.96     79.50        402500.00 Single Family Residence         Primary
1       19322700  7.25000      0.25000   6/1/1999   3335.84     79.51        615000.00 Single Family Residence         Primary
1       19322882  7.25000      0.25000   5/1/1999   4434.15     77.38        840000.00 Single Family Residence         Primary
1       19324177  7.62500      0.62500   8/1/1999   4099.79     62.62        925000.00 Single Family Residence         Primary
1       19325489  7.37500      0.37500   3/1/1999   2020.22     75.00        390000.00 Single Family Residence         Second
1       19325620  7.37500      0.37500   3/1/1999   1740.50     90.00        280000.00 Single Family Residence         Primary
1       19341627  7.50000      0.50000   2/1/1999   3279.32     70.00        670000.00 Single Family Residence         Primary
1       19341767  7.25000      0.25000   2/1/1999   2189.79     62.94        510000.00 Single Family Residence         Primary
1       19341981  7.50000      0.50000   1/1/1999   2202.53     75.00        420000.00 Single Family Residence         Primary
1       19342153  7.37500      0.37500   2/1/1999   3004.44     66.92        650000.00 Single Family Residence         Primary
1       19342237  7.25000      0.25000   2/1/1999   1828.23     69.61        385000.00 Single Family Residence         Primary
1       19342377  7.37500      0.37500   2/1/1999   2201.53     75.00        425000.00 Single Family Residence         Primary
1       19342666  7.50000      0.50000   2/1/1999   2038.21     74.74        390000.00 Single Family Residence         Primary
1       19342963  7.37500      0.37500   2/1/1999   1933.89     71.79        390000.00 Single Family Residence         Primary
1       19343011  7.25000      0.25000   3/1/1999   3820.19     65.73        852000.00 Single Family Residence         Primary
1       19343086  7.25000      0.25000   3/1/1999   2977.70     75.00        582000.00 Single Family Residence         Primary
1       19343144  7.25000      0.25000   2/1/1999   3636.00     44.42       1200000.00 Single Family Residence         Primary
1       19345289  7.37500      0.37500   2/1/1999   3208.19     88.31        526000.00 Single Family Residence         Primary
1       19371681  7.62500      0.62500   3/1/1999   1860.44     94.55        278000.00 Single Family Residence         Primary
1       19371871  7.50000      0.50000   4/1/1999   4431.27     75.00        845000.00 Single Family Residence         Primary
1       19376078  7.50000      0.50000   2/1/1999   2202.53     78.55        401000.00 Single Family Residence         Primary
1       19376433  7.62500      0.62500   2/1/1999   2913.28     70.00        588000.00 Single Family Residence         Primary
1       19377407  7.25000      0.25000   2/1/1999   1644.04     77.74        310000.00 Single Family Residence         Primary
1       19378033  7.25000      0.25000   3/1/1999   1944.20     78.95        361000.00 Single Family Residence         Primary
1       19378066  7.50000      0.50000   5/1/1999   1943.82     89.68        310000.00 Single Family Residence         Primary
1       19378264  7.62500      0.62500   2/1/1999   2675.46     70.00        540000.00 Single Family Residence         Primary
1       19379940  7.25000      0.25000   3/1/1999   2046.53     71.43        420000.00 Single Family Residence         Primary
1       19380856  7.50000      0.50000   2/1/1999   2138.90     95.00        322000.00 Town Home                       Primary
1       19380922  7.37500      0.37500   3/1/1999   2441.54     69.89        505800.00 Single Family Residence         Primary
1       19382639  7.50000      0.50000   4/1/1999   5383.95     70.00       1100000.00 Single Family Residence         Primary
1       19382860  7.25000      0.25000   3/1/1999   3274.45     80.00        600000.00 Single Family Residence         Primary
1       19382985  7.50000      0.50000   3/1/1999   3747.79     69.16        775000.00 Single Family Residence         Primary
1       19383140  7.62500      0.62500   4/1/1999   2689.62     35.35       1075000.00 Single Family Residence         Primary
1       19384957  7.62500      0.62500   2/1/1999   3185.07     52.02        865000.00 Single Family Residence         Primary
1       19322635  Rate/Term Refinance
1       19322692  Rate/Term Refinance
1       19322700  Rate/Term Refinance
1       19322882  Rate/Term Refinance
1       19324177  Cash-Out Refinance
1       19325489  Purpose
1       19325620  Rate/Term Refinance
1       19341627  Cash-Out Refinance
1       19341767  Cash-Out Refinance
1       19341981  Cash-Out Refinance
1       19342153  Cash-Out Refinance
1       19342237  Rate/Term Refinance
1       19342377  Cash-Out Refinance
1       19342666  Cash-Out Refinance
1       19342963  Cash-Out Refinance
1       19343011  Cash-Out Refinance
1       19343086  Cash-Out Refinance
1       19343144  Cash-Out Refinance
1       19345289  Rate/Term Refinance
1       19371681  Purpose
1       19371871  Cash-Out Refinance
1       19376078  Rate/Term Refinance
1       19376433  Cash-Out Refinance
1       19377407  Rate/Term Refinance
1       19378033  Rate/Term Refinance
1       19378066  Rate/Term Refinance
1       19378264  Cash-Out Refinance
1       19379940  Cash-Out Refinance
1       19380856  Purpose
1       19380922  Cash-Out Refinance
1       19382639  Cash-Out Refinance
1       19382860  Rate/Term Refinance
1       19382985  Rate/Term Refinance
1       19383140  Rate/Term Refinance
1       19384957  Cash-Out Refinance

1       19385558  2947  FILBERT DR            WALNUT CREEK           CA      94598          360        349    333500.00    330550.15
1       19385764  3253  NEW JERSEY AVE        SAN JOSE               CA      95124          360        349    242600.00    240505.83
1       19385830  210  MADISON AVE            SAN BRUNO              CA      94066          360        349    265000.00    262327.83
1       19386754  770-77  TREAT AVE           SAN FRANCISCO          CA      94110          360        349    382500.00    379116.83
1       19387422  422  LUFF LN                REDWOOD CITY           CA      94065          360        349    388000.00    384731.68
1       19388529  1060  PAINTBRUSH DR         SUNNYVALE              CA      94086          360        350    489000.00    484868.95
1       19388768  11640  REGNART CANYON DR    CUPERTINO              CA      95014          360        352    737750.00    733272.80
1       19390780  701  BACON ST               SAN FRANCISCO          CA      94134          360        349    255000.00    252904.12
1       19390830  5633  LE FEVRE DR           SAN JOSE               CA      95118          360        349    265000.00    260384.01
1       19391234  914  SPRINGFIELD DR         MILLBRAE               CA      94030          360        350    300000.00    297595.03
1       19391523  3224  ORIOLE DR             SAN JOSE               CA      95117          360        349    245000.00    234480.80
1       19402031  80201  RIVIERA              LA QUINTA              CA      92253          360        357    400000.00    399125.96
1       19402254  13937  E GAIL DR            SCOTTSDALE             AZ      85259          360        349    355500.00    352355.56
1       19414879  1617  S MICHIGAN AVE        CHICAGO                IL      60605          360        349    270000.00    267118.08
1       19415041  3730  S DARLINGTON ST       BLOOMFIELD HILLS       MI      48301          360        350    280000.00    277809.54
1       19416098  34274  OLD TIMBER RD        FARMINGTON HILLS       MI      48331          360        348    278600.00    276031.78
1       19417096  38  BRIDLEWOOD LN           NORTHBROOK             IL      60062          360        349    650000.00    642828.84
1       19422427  5081  MESQUITE              CAMARILLO              CA      93012          360        354    296550.00    292762.19
1       19422674  1298  GENTILLY PL           AGOURA                 CA      91301          360        354    456000.00    453885.87
1       19422682  1862  STRAND WAY            OCEANO                 CA      93445          360        355    385500.00    384051.54
1       19422823  2236  VIA LOMA              CAMARILLO              CA      93012          360        354    401500.00    399592.12
1       19422922  20608  BLACKHAWK ST         CHATSWORTH             CA      91311          360        353    252900.00    251435.81
1       19423409  2513  CORTE OLMO            CAMARILLO              CA      93010          360        353    288000.00    286433.04
1       19433523  27451  MORRO DR             MISSION VIEJO          CA      92692          360        352    341000.00    338826.35
1       19434182  20609  CRAWFORD DR          SUNNYVALE              CA      94087          360        353    307500.00    305887.75
1       19434562  268  ACACIA AVE             SAN BRUNO              CA      94066          360        352    277500.00    275774.01
1       19438167  4034  HARDING WAY           OAKLAND                CA      94602          360        353    269990.00    268488.67
1       19438589  1780  POPLAR DR             WALNUT CREEK           CA      94595          360        354    335200.00    333607.22
1       19453539  3819  COOPERS LAKE RD       JACKSONVILLE           FL      32224          360        353    298125.00    296585.49
1       19461441  5262  EL MIRLO              RANCHO SANTE FE        CA      92067          360        353    750000.00    745930.80
1       19461763  7408  LUNA DE ORO           RANCHO SANTA FEE       CA      92067          360        353    470000.00    467449.97
1       19462241  2486  MANGO WAY             DEL MAR                CA      92014          360        353    345000.00    343081.57
1       19465418  1720  FERNSIDE ST           WOODSIDE               CA      94061          360        352    650000.00    645628.15
1       19465426  9806  ATLAS RD              OAKDALE                CA      95361          360        352    363375.00    360840.86
1       19465541  316  HOLLY AVE              SOUTH SAN FRANCISCO    CA      94080          360        352    256500.00    254943.35
1       19385558  7.25000      0.25000   2/1/1999   2275.06     74.94        445000.00 Single Family Residence         Primary
1       19385764  7.37500      0.37500   2/1/1999   1675.58     74.99        323500.00 Single Family Residence         Primary
1       19385830  7.50000      0.50000   2/1/1999   1852.92     65.43        405000.00 Single Family Residence         Primary
1       19386754  7.25000      0.25000   2/1/1999   2609.32     75.00        510000.00 2-Family                        Primary
1       19387422  7.50000      0.50000   2/1/1999   2712.95     74.62        520000.00 Single Family Residence         Primary
1       19388529  7.37500      0.37500   3/1/1999   3377.40     75.00        652000.00 Single Family Residence         Primary
1       19388768  7.50000      0.50000   5/1/1999   5158.46     65.00       1135000.00 Single Family Residence         Primary
1       19390780  7.62500      0.62500   2/1/1999   1804.87     75.00        340000.00 Single Family Residence         Primary
1       19390830  7.25000      0.25000   2/1/1999   1807.77     68.83        385000.00 Single Family Residence         Primary
1       19391234  7.25000      0.25000   3/1/1999   2046.53     50.00        600000.00 Single Family Residence         Primary
1       19391523  7.37500      0.37500   2/1/1999   1692.15     70.00        350000.00 Single Family Residence         Primary
1       19402031  7.62500      0.62500  10/1/1999   2831.17     57.55        695000.00 Single Family Residence         Primary
1       19402254  7.25000      0.25000   2/1/1999   2425.14     88.21        403000.00 Single Family Residence         Primary
1       19414879  7.62500      0.62500   2/1/1999   1911.04     90.00        300000.00 Condominium                     Primary
1       19415041  7.37500      0.37500   3/1/1999   1933.89     68.29        410000.00 Single Family Residence         Primary
1       19416098  7.50000      0.50000   1/1/1999   1948.01     79.60        350000.00 Single Family Residence         Primary
1       19417096  7.37500      0.37500   2/1/1999   4489.39     56.52       1150000.00 Single Family Residence         Primary
1       19422427  7.25000      0.25000   7/1/1999   2022.99     90.00        329500.00 Single Family Residence         Primary
1       19422674  7.37500      0.37500   7/1/1999   3149.48     80.00        570000.00 Single Family Residence         Primary
1       19422682  7.50000      0.50000   8/1/1999   2695.47     73.43        525000.00 Single Family Residence         Second
1       19422823  7.25000      0.25000   7/1/1999   2738.94     78.57        511000.00 Single Family Residence         Primary
1       19422922  7.25000      0.25000   6/1/1999   1725.22     90.00        281000.00 Single Family Residence         Primary
1       19423409  7.37500      0.37500   6/1/1999   1989.14     80.00        360000.00 Single Family Residence         Primary
1       19433523  7.25000      0.25000   5/1/1999   2326.22     74.13        460000.00 Single Family Residence         Primary
1       19434182  7.62500      0.62500   6/1/1999   2176.47     75.00        410000.00 Single Family Residence         Primary
1       19434562  7.37500      0.37500   5/1/1999   1916.62     75.00        370000.00 Single Family Residence         Primary
1       19438167  7.25000      0.25000   6/1/1999   1841.81     60.00        450000.00 Single Family Residence         Primary
1       19438589  7.25000      0.25000   7/1/1999   2286.65     80.00        419000.00 Single Family Residence         Primary
1       19453539  7.62500      0.62500   6/1/1999   2110.11     74.91        398000.00 Single Family Residence         Primary
1       19461441  7.37500      0.37500   6/1/1999   5180.06     39.47       1900000.00 Single Family Residence         Primary
1       19461763  7.37500      0.37500   6/1/1999   3246.17     50.54        930000.00 Single Family Residence         Primary
1       19462241  7.25000      0.25000   6/1/1999   2353.51     59.79        577000.00 Single Family Residence         Primary
1       19465418  7.25000      0.25000   5/1/1999   4434.15     59.09       1100000.00 Single Family Residence         Primary
1       19465426  7.37500      0.37500   5/1/1999   2509.74     95.00        382500.00 Single Family Residence         Primary
1       19465541  7.50000      0.50000   5/1/1999   1793.49     90.00        285000.00 Single Family Residence         Primary
1       19385558  Cash-Out Refinance
1       19385764  Cash-Out Refinance
1       19385830  Purpose
1       19386754  Cash-Out Refinance
1       19387422  Cash-Out Refinance
1       19388529  Cash-Out Refinance
1       19388768  Cash-Out Refinance
1       19390780  Purpose
1       19390830  Rate/Term Refinance
1       19391234  Cash-Out Refinance
1       19391523  Cash-Out Refinance
1       19402031  Rate/Term Refinance
1       19402254  Purpose
1       19414879  Rate/Term Refinance
1       19415041  Cash-Out Refinance
1       19416098  Rate/Term Refinance
1       19417096  Rate/Term Refinance
1       19422427  Purpose
1       19422674  Rate/Term Refinance
1       19422682  Rate/Term Refinance
1       19422823  Rate/Term Refinance
1       19422922  Purpose
1       19423409  Rate/Term Refinance
1       19433523  Cash-Out Refinance
1       19434182  Cash-Out Refinance
1       19434562  Cash-Out Refinance
1       19438167  Cash-Out Refinance
1       19438589  Purpose
1       19453539  Purpose
1       19461441  Cash-Out Refinance
1       19461763  Rate/Term Refinance
1       19462241  Cash-Out Refinance
1       19465418  Cash-Out Refinance
1       19465426  Purpose
1       19465541  Purpose

1       19465699  26885  ORTEGA DR            LOS ALTOS HILLS        CA      94022          360        352    550000.00    546494.11
1       19465848  935  SAN MATEO DR           MENLO PARK             CA      94025          360        353    350000.00    348053.73
1       19466507  689  PORTOFINO LN           FOSTER CITY            CA      94063          360        353    311200.00    309511.54
1       19467836  12  TALBOT RD               BRAINTREE              MA      02184          360        352    254925.00    253415.72
1       19468412  42  ASPEN RD                SHARON                 MA      02067          360        352    250000.00    248519.88
1       19468800  166  GLADES RD              SCITUATE               MA      02066          360        352    680000.00    675770.48
1       19468834  23  EVERGREEN PKWY          WESTPORT               CT      06880          360        353    517400.00    514592.79
1       19469956  2  PETRINI CT               MILLBRAE               CA      94030          360        349    444000.00    440167.31
1       19471697  239  CALIFORNIA AVE         MILL VALLEY            CA      94941          360        350    400000.00    390775.92
1       19471887  480  RIDGE RD               TIBURON                CA      94920          360        349    800000.00    792664.99
1       19472083  1371  DUTCH LN              PENNGROVE              CA      94951          360        349    257500.00    255277.23
1       19472299  709  YGNACIO WOODS CT       CONCORD                CA      94518          360        349    351900.00    347613.70
1       19472323  2233-2  LAKE ST             SAN FRANCISCO          CA      94121          360        349    850000.00    840956.13
1       19472356  138  WOODCREST DR           SAN RAMON              CA      94583          360        349    292500.00    289912.78
1       19472448  121  MARY PAIGE RD          SANTA ROSA             CA      95404          360        349    400000.00    395133.79
1       19473644  5377  BELARDO DR            SAN DIEGO              CA      92124          360        355    270000.00    269010.43
1       19477835  6819  S SALIDA ST           AURORA                 CO      80016          360        350    324000.00    321586.79
1       19478171  2190  VASSAR DR             BOULDER                CO      80303          360        350    280000.00    277862.56
1       19479617  2541  LAKEVIEW DR           SAN LEANDRO            CA      94578          360        357    280000.00    279388.17
1       19483312  4352  LIVINGSTON AVE        HIGHLAND PARK          TX      75205          360        353    375000.00    372965.33
1       19543230  6779  AVENIDA ANDORRA       SAN DIEGO              CA      92037          360        354    805000.00    801358.95
1       19547538  27  MOONLIGHT               SOUTH SAN FRANCISCO    CA      94080          360        353    386500.00    384402.99
1       19547991  1221  PALM AVE              SAN MATEO              CA      94402          360        353    340000.00    338109.37
1       19548023  3409  ALLISON CT            SAN MATEO              CA      94403          360        353    383000.00    380870.24
1       19548080  188  ESCALONA AVE           EL GRANADA             CA      94018          360        352    300000.00    298087.68
1       19548288  413  W HILLSDALE BLVD       SAN MATEO              CA      94403          360        352    295000.00    293119.57
1       19548296  639  CANYON RD              REDWOOD CITY           CA      94062          360        354    408000.00    406061.25
1       19548510  840  VALENCIA AVE           EL GRANDA              CA      94018          360        353    355000.00    353073.87
1       19548627  600  ELM AVE                SAN BRUNO              CA      94066          360        354    272000.00    270707.48
1       19548692  3135  GOODWIN AVE           REDWOOD CITY           CA      94061          360        353    480000.00    477395.70
1       19549237  510  3RD ST                 MONTARA                CA      94037          360        352    332000.00    329883.67
1       19549443  2211  EWEL RD               BELMONT                CA      94002          360        353    480000.00    376726.69
1       19549807  1657  MOLITOR RD            BELMONT                CA      94002          360        353    320000.00    318220.63
1       19549864  1447  ALAMEDA DE LAS +      SAN CARLOS             CA      94010          360        353    280000.00    278480.82
1       19550672  19621  DORADO DR            TRABUCO CANYON         CA      92679          360        354    275000.00    273693.28
1       19465699  7.25000      0.25000   5/1/1999   3751.97     35.48       1550000.00 Single Family Residence         Primary
1       19465848  7.25000      0.25000   6/1/1999   2387.62     32.56       1075000.00 Single Family Residence         Primary
1       19466507  7.37500      0.37500   6/1/1999   2149.38     80.00        389000.00 Condominium                     Primary
1       19467836  7.62500      0.62500   5/1/1999   1804.34     74.98        340000.00 Single Family Residence         Primary
1       19468412  7.62500      0.62500   5/1/1999   1769.48     62.81        398000.00 Single Family Residence         Primary
1       19468800  7.37500      0.37500   5/1/1999   4696.59     80.00        850000.00 Single Family Residence         Primary
1       19468834  7.37500      0.37500   6/1/1999   3573.55     74.99        690000.00 Single Family Residence         Primary
1       19469956  7.37500      0.37500   2/1/1999   3066.60     58.81        755000.00 Single Family Residence         Primary
1       19471697  7.37500      0.37500   3/1/1999   2762.70     66.12        605000.00 2-Family                        Primary
1       19471887  7.62500      0.62500   2/1/1999   5662.35     74.07       1080000.00 Single Family Residence         Primary
1       19472083  7.37500      0.37500   2/1/1999   1778.49     68.85        374000.00 Single Family Residence         Primary
1       19472299  7.50000      0.50000   2/1/1999   2460.54     79.98        440000.00 Single Family Residence         Primary
1       19472323  7.37500      0.37500   2/1/1999   5870.74     32.37       2626000.00 3-Family                        Primary
1       19472356  7.25000      0.25000   2/1/1999   1995.37     75.00        390000.00 Single Family Residence         Primary
1       19472448  7.62500      0.62500   2/1/1999   2831.17     50.00        800000.00 Single Family Residence         Primary
1       19473644  7.62500      0.62500   8/1/1999   1911.04     63.53        425000.00 Single Family Residence         Primary
1       19477835  7.62500      0.62500   3/1/1999   2293.25     66.12        490000.00 Single Family Residence         Primary
1       19478171  7.50000      0.50000   3/1/1999   1957.80     71.61        391000.00 Single Family Residence         Primary
1       19479617  7.62500      0.62500  10/1/1999   1981.82     80.00        350000.00 Single Family Residence         Primary
1       19483312  7.37500      0.37500   6/1/1999   2590.04     64.43        582000.00 Single Family Residence         Primary
1       19543230  7.50000      0.50000   7/1/1999   5628.68     70.00       1150000.00 Single Family Residence         Primary
1       19547538  7.37500      0.37500   6/1/1999   2669.46     89.88        430000.00 Single Family Residence         Primary
1       19547991  7.25000      0.25000   6/1/1999   2319.40     86.08        395000.00 Single Family Residence         Primary
1       19548023  7.25000      0.25000   6/1/1999   2612.74     79.30        483000.00 Condominium                     Primary
1       19548080  7.25000      0.25000   5/1/1999   2046.53     73.17        410000.00 Single Family Residence         Primary
1       19548288  7.25000      0.25000   5/1/1999   2012.42     60.20        490000.00 Single Family Residence         Primary
1       19548296  7.25000      0.25000   7/1/1999   2783.28     80.00        510000.00 Single Family Residence         Primary
1       19548510  7.37500      0.37500   6/1/1999   2451.90     71.00        500000.00 Single Family Residence         Primary
1       19548627  7.25000      0.25000   7/1/1999   1855.52     80.00        340000.00 Single Family Residence         Primary
1       19548692  7.37500      0.37500   6/1/1999   3315.24     75.00        640000.00 Single Family Residence         Primary
1       19549237  7.25000      0.25000   5/1/1999   2264.83     80.00        415000.00 Single Family Residence         Primary
1       19549443  7.25000      0.25000   6/1/1999   3274.45     80.00        600000.00 Single Family Residence         Primary
1       19549807  7.25000      0.25000   6/1/1999   2182.96     68.09        470000.00 Single Family Residence         Primary
1       19549864  7.37500      0.37500   6/1/1999   1933.89     74.07        378000.00 Single Family Residence         Primary
1       19550672  7.25000      0.25000   7/1/1999   1875.98     56.70        485000.00 Single Family Residence         Primary
1       19465699  Purpose
1       19465848  Cash-Out Refinance
1       19466507  Purpose
1       19467836  Purpose
1       19468412  Rate/Term Refinance
1       19468800  Rate/Term Refinance
1       19468834  Cash-Out Refinance
1       19469956  Rate/Term Refinance
1       19471697  Cash-Out Refinance
1       19471887  Purpose
1       19472083  Cash-Out Refinance
1       19472299  Purpose
1       19472323  Cash-Out Refinance
1       19472356  Cash-Out Refinance
1       19472448  Cash-Out Refinance
1       19473644  Purpose
1       19477835  Cash-Out Refinance
1       19478171  Rate/Term Refinance
1       19479617  Purpose
1       19483312  Cash-Out Refinance
1       19543230  Cash-Out Refinance
1       19547538  Purpose
1       19547991  Purpose
1       19548023  Purpose
1       19548080  Cash-Out Refinance
1       19548288  Cash-Out Refinance
1       19548296  Purpose
1       19548510  Rate/Term Refinance
1       19548627  Purpose
1       19548692  Cash-Out Refinance
1       19549237  Purpose
1       19549443  Purpose
1       19549807  Purpose
1       19549864  Cash-Out Refinance
1       19550672  Cash-Out Refinance

1       19551647  2570  LANSFORD AVE          SAN JOSE               CA      95125          360        354    345000.00    343360.61
1       19554575  445  BEACON ST              BOSTON                 MA      02115          360        354    335900.00    333241.95
1       19555937  157  W NEWTON ST            BOSTON                 MA      02118          360        355    348000.00    346626.15
1       19556646  185-  PRECITA AVE+          SAN FRANCISCO          CA      94123          360        349    328000.00    325098.71
1       19556778  149-  CHENERY ST+           SAN FRANCISCO          CA      94131          360        350    350000.00    347194.18
1       19557776  575  GLASGOW CIRCLE         DANVILLE               CA      94526          360        349    321000.00    318160.70
1       19558121  7911  PHAETON DR            OAKLAND                CA      94605          360        349    300000.00    296979.15
1       19558535  180  BEECHWOOD DR           OAKLAND                CA      94611          360        350    550000.00    545590.93
1       19559046  4  PINE VIEW LN             NOVATO                 CA      94945          360        349    531000.00    523311.25
1       19559087  1031  ROLLING WOODS WAY     CONCORD                CA      94521          360        351    326250.00    323903.30
1       19559509  48  7TH AVE                 SAN FRANCISCO          CA      94118          360        350    416000.00    412488.37
1       19560408  654  29TH AVE               SAN FRANCISCO          CA      94121          360        350    303750.00    301373.70
1       19643394  4742 &  4742 1/2 ORCHARD AVESAN DIEGO              CA      92107          360        352    382500.00    380178.70
1       19646785  2045  CHRISTOPHER CT        WEST BLOOMFIELD        MI      48324          360        349    291650.00    289252.84
1       19663434  32  WOODSONG                RANCHO SANTA MARGARI   CA      92688          360        349    280000.00    277523.43
1       19663459  1423  RANCHO HILLS DR       CHINO HILLS            CA      91709          360        349    258000.00    255718.02
1       19663715  532  S HELBERTA AVE         REDONDO BEACH          CA      90277          360        350    650000.00    644789.24
1       19663996  2400  CANYON DR             LOS ANGELES            CA      90068          360        351    250000.00    245744.04
1       19664325  1209  PARK ST               HUNTINGTON BEACH       CA      92648          360        351    429400.00    426459.12
1       19664770  35  LINDA ISLE              NEWPORT BEACH          CA      92660          360        352    990000.00    983992.05
1       19664945  834  LONGWOOD AVE           LOS ANGELES            CA      90005          360        351    610000.00    600330.46
1       19665108  1236  GRAND CANYON          BREA                   CA      92821          360        351    278000.00    276000.34
1       19665405  2140  WESTMORELAND CT       SAN JOSE               CA      95124          360        350    297000.00    293446.07
1       19666312  533  IRVINE AVE             NEWPORT BEACH          CA      92663          360        350    328000.00    322627.75
1       19666478  1898  E LEMON HEIGHTS DR    SANTA ANA              CA      92705          360        350    407000.00    403737.25
1       19689629  520  CYPRESS AVE            PACIFIC GROVE          CA      93950          360        354    280000.00    278669.51
1       19689652  27565  VIA SERENO           CARMEL                 CA      93923          360        354    400000.00    398190.77
1       19690114  MONTE  VERDE ST 2ND SE 4TH  CARMEL                 CA      93921          360        355    444000.00    442331.73
1       19690254  2028  4TH ST                SAN RAFAEL             CA      94901          360        351    311250.00    309065.27
1       19690262  1014  VISTA MADERA LN       EL CAJON               CA      92019          360        351    272000.00    270043.50
1       19690304  2379  TERRAZA PANGA         CARLSBAD               CA      92009          360        351    256000.00    254246.71
1       19690874  25147  JACK RABBIT ACRES    ESCONDIDO              CA      92026          360        351    325500.00    323215.26
1       19695006  5856  ANDERSON RD           FORESTVILLE            CA      95436          360        352    593000.00    589489.07
1       19695238  4780  PRESSLEY RD           SANTA ROSA             CA      95404          360        353    304000.00    301836.39
1       19695469  4311  HEMINGWAY CT          ROHNERT PARK           CA      94928          360        352    306500.00    304546.26
1       19551647  7.25000      0.25000   7/1/1999   2353.51     71.88        480000.00 Single Family Residence         Primary
1       19554575  7.25000      0.25000   7/1/1999   2291.43     79.98        420000.00 Condominium                     Primary
1       19555937  7.25000      0.25000   8/1/1999   2373.97     42.18        825000.00 2-Family                        Primary
1       19556646  7.25000      0.25000   2/1/1999   2237.54     80.00        410000.00 2-Family                        Primary
1       19556778  7.25000      0.25000   3/1/1999   2387.62     71.43        490000.00 2-Family                        Primary
1       19557776  7.25000      0.25000   2/1/1999   2189.79     70.70        454000.00 Single Family Residence         Primary
1       19558121  7.25000      0.25000   2/1/1999   2046.53     80.00        375000.00 Single Family Residence         Primary
1       19558535  7.25000      0.25000   3/1/1999   3751.97     61.11        900000.00 Single Family Residence         Primary
1       19559046  7.37500      0.37500   2/1/1999   3667.49     73.75        720000.00 Single Family Residence         Primary
1       19559087  7.25000      0.25000   4/1/1999   2225.60     75.35        433000.00 Single Family Residence         Primary
1       19559509  7.25000      0.25000   3/1/1999   2837.85     53.96        771000.00 Condominium                     Primary
1       19560408  7.37500      0.37500   3/1/1999   2097.93     75.00        405000.00 Single Family Residence         Primary
1       19643394  7.50000      0.50000   5/1/1999   2674.50     75.00        510000.00 2-Family                        Primary
1       19646785  7.62500      0.62500   2/1/1999   2064.28     95.00        307000.00 Single Family Residence         Primary
1       19663434  7.25000      0.25000   2/1/1999   1910.09     73.88        379000.00 Single Family Residence         Primary
1       19663459  7.25000      0.25000   2/1/1999   1760.01     79.88        323000.00 Single Family Residence         Primary
1       19663715  7.25000      0.25000   3/1/1999   4434.15     66.67        975000.00 Single Family Residence         Primary
1       19663996  7.25000      0.25000   4/1/1999   1705.44     60.98        410000.00 Single Family Residence         Primary
1       19664325  7.50000      0.50000   4/1/1999   3002.43     68.70        625000.00 Single Family Residence         Primary
1       19664770  7.50000      0.50000   5/1/1999   6922.22     30.00       3300000.00 Single Family Residence         Second
1       19664945  7.25000      0.25000   4/1/1999   4161.28     77.71        785000.00 Single Family Residence         Primary
1       19665108  7.25000      0.25000   4/1/1999   1896.45     79.43        350000.00 Single Family Residence         Primary
1       19665405  7.37500      0.37500   3/1/1999   2051.31     48.29        615000.00 Single Family Residence         Primary
1       19666312  7.25000      0.25000   3/1/1999   2237.54     79.04        415000.00 Single Family Residence         Investor
1       19666478  7.25000      0.25000   3/1/1999   2776.46     70.78        575000.00 Single Family Residence         Primary
1       19689629  7.25000      0.25000   7/1/1999   1910.09     66.67        420000.00 Single Family Residence         Primary
1       19689652  7.50000      0.50000   7/1/1999   2796.86     66.67        600000.00 Single Family Residence         Primary
1       19690114  7.50000      0.50000   8/1/1999   3104.51     80.00        555000.00 Single Family Residence         Primary
1       19690254  7.37500      0.37500   4/1/1999   2149.73     75.00        415000.00 2-Family                        Primary
1       19690262  7.25000      0.25000   4/1/1999   1855.52     68.86        395000.00 Single Family Residence         Primary
1       19690304  7.50000      0.50000   4/1/1999   1789.99     76.42        335000.00 Single Family Residence         Primary
1       19690874  7.37500      0.37500   4/1/1999   2248.15     70.00        465000.00 Single Family Residence         Primary
1       19695006  7.62500      0.62500   5/1/1999   4197.22     69.76        850000.00 Single Family Residence         Primary
1       19695238  7.37500      0.37500   6/1/1999   2099.65     62.04        490000.00 Single Family Residence         Primary
1       19695469  7.25000      0.25000   5/1/1999   2090.87     73.86        415000.00 Single Family Residence         Primary
1       19551647  Cash-Out Refinance
1       19554575  Purpose
1       19555937  Cash-Out Refinance
1       19556646  Purpose
1       19556778  Cash-Out Refinance
1       19557776  Cash-Out Refinance
1       19558121  Rate/Term Refinance
1       19558535  Cash-Out Refinance
1       19559046  Cash-Out Refinance
1       19559087  Purpose
1       19559509  Cash-Out Refinance
1       19560408  Cash-Out Refinance
1       19643394  Cash-Out Refinance
1       19646785  Purpose
1       19663434  Cash-Out Refinance
1       19663459  Rate/Term Refinance
1       19663715  Rate/Term Refinance
1       19663996  Cash-Out Refinance
1       19664325  Rate/Term Refinance
1       19664770  Rate/Term Refinance
1       19664945  Rate/Term Refinance
1       19665108  Rate/Term Refinance
1       19665405  Rate/Term Refinance
1       19666312  Purpose
1       19666478  Cash-Out Refinance
1       19689629  Cash-Out Refinance
1       19689652  Cash-Out Refinance
1       19690114  Purpose
1       19690254  Cash-Out Refinance
1       19690262  Cash-Out Refinance
1       19690304  Purpose
1       19690874  Cash-Out Refinance
1       19695006  Cash-Out Refinance
1       19695238  Rate/Term Refinance
1       19695469  Rate/Term Refinance

1       19695949  5291  RIVER OAK DR          SAVAGE                 MN      55378          360        350    275000.00    272859.84
1       19696582  17  MEADOWLARK LN           NORTH OAKS             MN      55127          360        349    330000.00    327208.44
1       19709054  27  LINCOLN ST              NEW HAVEN              CT      06511          360        354    266950.00    265712.34
1       19709799  352  CUMBERLAND ST          SAN FRANCISCO          CA      94114          360        353    440000.00    437670.92
1       19710037  733  27TH ST                SAN FRANCISCO          CA      94131          360        353    375000.00    372700.45
1       19710466  759  33RD ST                SAN FRANCISCO          CA      94121          360        354    368000.00    366376.31
1       19710748  25602  AMBER LEAF RD        TORRANCE               CA      90505          360        352    290000.00    288151.46
1       19711639  4408  NEWMAN PL             PLEASANTON             CA      94588          360        353    278396.00    276885.54
1       19711969  6039  LINDA WAY             CULVER CITY            CA      90230          360        353    420000.00    414820.51
1       19712454  4025  OLYMPIAD DR           LOS ANGELES            CA      90043          360        353    337500.00    335623.31
1       19713536  773  LAKEMEAD WAY           REDWOOD CITY           CA      94062          360        354    580000.00    577243.94
1       19719335  95  FAIRBANKS AVE           WELLESLEY              MA      02481          360        353    320000.00    318220.61
1       19719863  26  DANA ST                 CAMBRIDGE              MA      02138          360        354    328000.00    326441.39
1       19784354  13417  PARK DR              CERRITOS               CA      90701          360        355    258800.00    257827.57
1       19787027  1104  CORRALES LN           CHULA VISTA            CA      91910          360        353    296400.00    294751.82
1       19789726  7  HEATHERWOOD              IRVINE                 CA      92620          360        350    318000.00    315572.51
1       19790088  4922  ALAMEDA DR            OCEANSIDE              CA      92056          360        351    280000.00    277589.88
1       19791896  2446  VALERIE DR            FALLBROOK              CA      92028          360        352    420000.00    417322.78
1       19793389  26  FINCA                   SAN CLEMENTE           CA      92672          360        352    273750.00    271507.17
1       19795574  14425  EADBROOK DR          HACIENDA HEIGHTS       CA      91745          360        353    283500.00    279430.94
1       19797745  5363  APPIAN WAY            LONG BEACH             CA      90803          360        352    254250.00    250068.30
1       19798446  3661  TOLAND AVE            LOS ALAMITOS           CA      90720          360        356    300000.00    299101.06
1       19798842  4652  AMALFI ST             CYPRESS                CA      90630          360        353    300000.00    297612.45
1       19799667  7720  W BECKWITH RD         MORTON GROVE           IL      60053          360        350    246000.00    244167.78
1       19800432  4971  LILAC WAY N           LAKE ELMO              MN      55082          360        349    348650.00    343836.02
1       19800747  1234  N DEARBORN ST 3F      CHICAGO                IL      60610          360        349    356250.00    353249.13
1       19803618  18402  OLD LAMPLIGHTER CIR  VILLA PARK             CA      92861          360        355    350000.00    348618.21
1       19804004  6741  PIMLICO CIRCLE        HUNTINGTON BEACH       CA      92648          360        355    578000.00    575725.69
1       19804129  852  CANDLELIGHT PL         SAN DIEGO              CA      92037          360        355    400000.00    398497.03
1       19804145  5122  MIDDLETON RD          SAN DIEGO              CA      92109          360        355    300000.00    298872.80
1       19804764  26501  LOS ALAMITOS AVE     LAGUNA HILLS           CA      92653          360        355    330000.00    328790.51
1       19804897  1917  E BUFFALO AVE         SANTA ANA              CA      92705          360        355    283500.00    282380.77
1       19804939  26382  SANTA ROSA AVE       LAGUNA HILLS           CA      92653          360        356    337000.00    336015.03
1       19810084  26972  VIA BANDERAS         SAN JUAN CAPISTRANO    CA      92672          360        353    275500.00    273968.01
1       19810100  23602  VIA PALOMA           COTO DE CAZA           CA      92679          360        353    310000.00    308276.19
1       19695949  7.50000      0.50000   3/1/1999   1922.84     90.16        305000.00 Single Family Residence         Primary
1       19696582  7.62500      0.62500   2/1/1999   2335.72     88.00        375000.00 Single Family Residence         Primary
1       19709054  7.37500      0.37500   7/1/1999   1843.76     95.00        281000.00 Single Family Residence         Primary
1       19709799  7.50000      0.50000   6/1/1999   3076.54     58.67        750000.00 3-Family                        Primary
1       19710037  7.25000      0.25000   6/1/1999   2558.16     52.82        710000.00 Single Family Residence         Primary
1       19710466  7.62500      0.62500   7/1/1999   2604.68     80.00        460000.00 Single Family Residence         Primary
1       19710748  7.25000      0.25000   5/1/1999   1978.31     65.17        445000.00 Single Family Residence         Primary
1       19711639  7.37500      0.37500   6/1/1999   1922.81     80.00        348000.00 Single Family Residence         Primary
1       19711969  7.62500      0.62500   6/1/1999   2972.73     75.00        560000.00 Single Family Residence         Primary
1       19712454  7.25000      0.25000   6/1/1999   2302.34     85.44        395000.00 Single Family Residence         Primary
1       19713536  7.25000      0.25000   7/1/1999   3956.62     74.36        780000.00 Single Family Residence         Primary
1       19719335  7.25000      0.25000   6/1/1999   2182.96     52.20        613000.00 Single Family Residence         Primary
1       19719863  7.25000      0.25000   7/1/1999   2237.54     47.54        690000.00 Single Family Residence         Primary
1       19784354  7.50000      0.50000   8/1/1999   1809.57     79.88        324000.00 Single Family Residence         Primary
1       19787027  7.25000      0.25000   6/1/1999   2021.97     95.00        312000.00 Single Family Residence         Primary
1       19789726  7.50000      0.50000   3/1/1999   2223.50     57.82        550000.00 Single Family Residence         Primary
1       19790088  7.37500      0.37500   4/1/1999   1933.89     80.00        350000.00 Single Family Residence         Primary
1       19791896  7.25000      0.25000   5/1/1999   2865.14     78.50        535000.00 Single Family Residence         Primary
1       19793389  7.25000      0.25000   5/1/1999   1867.46     75.00        365000.00 Single Family Residence         Primary
1       19795574  7.37500      0.37500   6/1/1999   1958.06     90.00        315000.00 Single Family Residence         Primary
1       19797745  7.25000      0.25000   5/1/1999   1734.43     75.00        339000.00 Single Family Residence         Primary
1       19798446  7.50000      0.50000   9/1/1999   2097.64     58.25        515000.00 Single Family Residence         Primary
1       19798842  7.25000      0.25000   6/1/1999   2046.53     64.52        465000.00 Single Family Residence         Primary
1       19799667  7.62500      0.62500   3/1/1999   1741.17     92.13        267000.00 Single Family Residence         Primary
1       19800432  7.62500      0.62500   2/1/1999   2467.72     95.00        367000.00 Single Family Residence         Primary
1       19800747  7.50000      0.50000   2/1/1999   2490.95     75.00        475000.00 Condominium                     Second
1       19803618  7.25000      0.25000   8/1/1999   2387.62     56.91        615000.00 Single Family Residence         Primary
1       19804004  7.50000      0.50000   8/1/1999   4041.46     60.84        950000.00 Single Family Residence         Primary
1       19804129  7.50000      0.50000   8/1/1999   2796.86     71.43        560000.00 Single Family Residence         Primary
1       19804145  7.50000      0.50000   8/1/1999   2097.64     58.82        510000.00 Single Family Residence         Second
1       19804764  7.62500      0.62500   8/1/1999   2335.72     75.00        440000.00 Single Family Residence         Primary
1       19804897  7.25000      0.25000   8/1/1999   1933.97     90.00        315000.00 Single Family Residence         Primary
1       19804939  7.62500      0.62500   9/1/1999   2385.26     79.29        425000.00 Single Family Residence         Primary
1       19810084  7.25000      0.25000   6/1/1999   1879.40     95.00        290000.00 Single Family Residence         Primary
1       19810100  7.25000      0.25000   6/1/1999   2114.75     71.26        435000.00 Single Family Residence         Primary
1       19695949  Rate/Term Refinance
1       19696582  Purpose
1       19709054  Purpose
1       19709799  Cash-Out Refinance
1       19710037  Cash-Out Refinance
1       19710466  Purpose
1       19710748  Rate/Term Refinance
1       19711639  Purpose
1       19711969  Purpose
1       19712454  Purpose
1       19713536  Cash-Out Refinance
1       19719335  Cash-Out Refinance
1       19719863  Rate/Term Refinance
1       19784354  Purpose
1       19787027  Rate/Term Refinance
1       19789726  Rate/Term Refinance
1       19790088  Purpose
1       19791896  Rate/Term Refinance
1       19793389  Cash-Out Refinance
1       19795574  Purpose
1       19797745  Purpose
1       19798446  Purpose
1       19798842  Cash-Out Refinance
1       19799667  Rate/Term Refinance
1       19800432  Purpose
1       19800747  Purpose
1       19803618  Cash-Out Refinance
1       19804004  Cash-Out Refinance
1       19804129  Cash-Out Refinance
1       19804145  Cash-Out Refinance
1       19804764  Cash-Out Refinance
1       19804897  Purpose
1       19804939  Rate/Term Refinance
1       19810084  Purpose
1       19810100  Cash-Out Refinance

1       19811280  2011  MALORY LN             HIGHLAND PARK          IL      60035          360        354    375000.00    372705.13
1       19813476  13  JOHNAR BLVD             RANCHO MIRAGE          CA      92270          360        353    410000.00    407775.46
1       19813898  2353  PACER DR              NORCO                  CA      91760          360        353    270750.00    269281.01
1       19814045  13852  MARGENE CIRCLE       IRVINE                 CA      92620          360        354    264000.00    262745.48
1       19814342  10  CLUB VIEW LN            ROLLING HILLS ESTATE   CA      90274          360        354    601485.00    594060.84
1       19814748  9  ARASTRADERO RD           PORTOLA VALLEY         CA      94028          360        351    835000.00    829139.07
1       19814839  711  BAYSWATER AVE          BURLINGAME             CA      94010          360        350    300000.00    297653.04
1       19815505  1260  TOURNAMENT DR         HILLSBOROUGH           CA      94010          360        351    610000.00    605612.26
1       19816461  144  11TH AVE               SAN MATEO              CA      94401          360        350    500000.00    496183.20
1       19819622  1327  FOOTHILL BLVD         SAN LUIS OBISPO        CA      91360          360        355    268000.00    267017.72
1       19819739  176  COUNTRY CLUB DR        SAN LUIS OBISPO        CA      93401          360        355    257300.00    256356.97
1       19819903  484  BLUEROCK DR            SAN LUIS OBISPO        CA      93401          360        355    292000.00    290929.77
1       19825314  10  CROWN AVE               FALMOUTH               MA      02540          360        351    292500.00    290446.97
1       19825686  11  REED ST                 MILTON                 MA      02186          360        354    392000.00    390182.57
1       19827757  14271  KIRBY AVE N          MAY TWP                MN      55082          360        351    431250.00    428368.40
1       19840453  1128  LILY AVE              SUNNYVALE              CA      94086          360        354    321600.00    320071.80
1       19840586  283  HANS AVE               MOUNTAIN VIEW          CA      94040          360        355    461200.00    459379.22
1       19843333  5860  HIGH LONESOME TRAIL   PLACERVILLE            CA      95667          360        353    286000.00    281521.17
1       19843366  3077  SIERRA BLVD           SACRAMENTO             CA      95864          360        352    350000.00    347768.94
1       19857879  8150  OLD CUTLER RD         CORAL GABLES           FL      33143          360        354    320000.00    318479.44
1       19860436  22422  BAYBERRY             MISSION VIEJO          CA      92692          360        354    358320.00    356739.01
1       19946979  14613  EQUESTRIAN WAY       WELLINGTON             FL      33414          360        354    500000.00    497624.09
1       19964667  3328  BUMANN RD             ENCINITAS              CA      92024          360        352    515000.00    511541.91
1       19969468  877  S BLUEISTA CIRCLE      ANAHEIM                CA      92808          360        350    501000.00    496379.70
1       19969971  43  S LA SENDA DR           LAGUNA BEACH           CA      92677          360        350    975000.00    965538.52
1       19970292  25108  DORIA AVE            LOMITA                 CA      90717          360        350    259000.00    255966.83
1       19970409  26036  LA CUESTA AVE        LAGUNA HILLS           CA      92653          360        351    277000.00    275007.53
1       19971654  10462  BRIGHTWOOD DR        SANTA ANA              CA      92705          360        350    343000.00    340316.63
1       19980549  11  LLANBERRIS RD           BALA CYNWYD            PA      19004          360        352    280000.00    278215.22
1       19982792  748  SAINT JOHN CIRCLE      PLEASANTON             CA      94566          360        353    411500.00    408816.31
1       19983030  55  CHADWICK CT             MILLBRAE               CA      94030          360        355    316000.00    314841.81
1       19983246  1184  SNOWCREST RD          ALPINE MEADOWS         CA      96146          360        354    280000.00    278701.85
1       19983428  16  ELLENWOOD AVE           LOS GATOS              CA      95030          360        355    252200.00    251275.62
1       19984319  145  PHILLIP RD             WOODSIDE               CA      94062          360        350    840000.00    833266.14
1       19984426  2617  TROUSDALE DR          BURLINGAME             CA      94010          360        350    412500.00    409273.02
1       19811280  7.37500      0.37500   7/1/1999   2590.03     57.78        649000.00 Single Family Residence         Primary
1       19813476  7.37500      0.37500   6/1/1999   2831.77     71.30        575000.00 Single Family Residence         Primary
1       19813898  7.37500      0.37500   6/1/1999   1870.00     95.00        285000.00 Single Family Residence         Primary
1       19814045  7.25000      0.25000   7/1/1999   1800.95     74.58        354000.00 Single Family Residence         Primary
1       19814342  7.25000      0.25000   7/1/1999   4103.19     70.76        850000.00 Single Family Residence         Primary
1       19814748  7.37500      0.37500   4/1/1999   5767.14     34.79       2400000.00 Single Family Residence         Primary
1       19814839  7.37500      0.37500   3/1/1999   2072.03     58.82        510000.00 Single Family Residence         Primary
1       19815505  7.25000      0.25000   4/1/1999   4161.28     48.03       1270000.00 Single Family Residence         Primary
1       19816461  7.50000      0.50000   3/1/1999   3496.07     69.64        718000.00 Single Family Residence         Primary
1       19819622  7.62500      0.62500   8/1/1999   1896.89     80.00        335000.00 Single Family Residence         Second
1       19819739  7.62500      0.62500   8/1/1999   1821.15     75.23        342000.00 Single Family Residence         Primary
1       19819903  7.62500      0.62500   8/1/1999   2066.76     80.00        365000.00 Single Family Residence         Primary
1       19825314  7.37500      0.37500   4/1/1999   2020.22     90.00        325000.00 Single Family Residence         Primary
1       19825686  7.37500      0.37500   7/1/1999   2707.45     78.87        497000.00 Single Family Residence         Primary
1       19827757  7.62500      0.62500   4/1/1999   3052.36     75.00        575000.00 Single Family Residence         Primary
1       19840453  7.25000      0.25000   7/1/1999   2193.88     80.00        402000.00 Single Family Residence         Primary
1       19840586  7.25000      0.25000   8/1/1999   3146.20     80.00        576500.00 Single Family Residence         Primary
1       19843333  7.25000      0.25000   6/1/1999   1951.02     89.80        318500.00 Single Family Residence         Primary
1       19843366  7.25000      0.25000   5/1/1999   2387.62     79.55        440000.00 Single Family Residence         Primary
1       19857879  7.25000      0.25000   7/1/1999   2182.96     79.01        405000.00 Single Family Residence         Primary
1       19860436  7.62500      0.62500   7/1/1999   2536.17     79.98        448000.00 Single Family Residence         Primary
1       19946979  7.25000      0.25000   7/1/1999   3410.88     57.14        875000.00 Single Family Residence         Second
1       19964667  7.62500      0.62500   5/1/1999   3645.14     46.82       1100000.00 Single Family Residence         Primary
1       19969468  7.25000      0.25000   3/1/1999   3417.70     75.00        668000.00 Single Family Residence         Primary
1       19969971  7.50000      0.50000   3/1/1999   6817.34     75.00       1300000.00 Single Family Residence         Primary
1       19970292  7.25000      0.25000   3/1/1999   1766.84     77.54        334000.00 Single Family Residence         Primary
1       19970409  7.25000      0.25000   4/1/1999   1889.63     65.95        420000.00 Single Family Residence         Primary
1       19971654  7.37500      0.37500   3/1/1999   2369.02     79.95        429000.00 Single Family Residence         Primary
1       19980549  7.25000      0.25000   5/1/1999   1910.09     74.67        375000.00 Single Family Residence         Primary
1       19982792  7.37500      0.37500   6/1/1999   2842.13     82.30        500000.00 Single Family Residence         Primary
1       19983030  7.62500      0.62500   8/1/1999   2236.63     48.62        650000.00 Single Family Residence         Primary
1       19983246  7.37500      0.37500   7/1/1999   1933.89     78.21        358000.00 Single Family Residence         Second
1       19983428  7.62500      0.62500   8/1/1999   1785.06     16.27       1550000.00 Single Family Residence         Primary
1       19984319  7.25000      0.25000   3/1/1999   5730.28     37.02       2269000.00 Single Family Residence         Primary
1       19984426  7.37500      0.37500   3/1/1999   2849.03     75.00        550000.00 Single Family Residence         Primary
1       19811280  Rate/Term Refinance
1       19813476  Cash-Out Refinance
1       19813898  Purpose
1       19814045  Rate/Term Refinance
1       19814342  Rate/Term Refinance
1       19814748  Cash-Out Refinance
1       19814839  Cash-Out Refinance
1       19815505  Rate/Term Refinance
1       19816461  Purpose
1       19819622  Purpose
1       19819739  Rate/Term Refinance
1       19819903  Purpose
1       19825314  Purpose
1       19825686  Purpose
1       19827757  Purpose
1       19840453  Purpose
1       19840586  Purpose
1       19843333  Rate/Term Refinance
1       19843366  Purpose
1       19857879  Purpose
1       19860436  Purpose
1       19946979  Purpose
1       19964667  Rate/Term Refinance
1       19969468  Cash-Out Refinance
1       19969971  Rate/Term Refinance
1       19970292  Rate/Term Refinance
1       19970409  Rate/Term Refinance
1       19971654  Rate/Term Refinance
1       19980549  Cash-Out Refinance
1       19982792  Rate/Term Refinance
1       19983030  Cash-Out Refinance
1       19983246  Purpose
1       19983428  Rate/Term Refinance
1       19984319  Cash-Out Refinance
1       19984426  Purpose

1       19985241  230  HAWKS PEAK RD          APTOS                  CA      95003          360        350    492000.00    487910.42
1       19985332  104  TIMBER CLOSE           THE SEA RANCH          CA      95497          360        350    437600.00    434176.66
1       19985548  771  OLIVE CT               SAN BRUNO              CA      94066          360        350    282000.00    279791.54
1       20045498  208  W SPRINGFIELD ST       BOSTON                 MA      02118          360        353    623000.00    619619.79
1       20046231  262  W 25TH ST              NEW YORK               NY      10011          360        352    794000.00    789299.07
1       20049490  9243  LOVELL LN             SAN DIEGO              CA      92119          360        356    312000.00    311041.57
1       20051652  1462  21ST AVE              SAN FRANCISCO          CA      94122          360        350    252000.00    249979.89
1       20051827  531  EXETER WAY             SAN CARLOS             CA      94070          360        350    320000.00    315623.37
1       20052239  602  GALLAND ST             PETALUMA               CA      94952          360        350    246000.00    243840.12
1       20052304  2875  PRESTWICK CT          FAIRFIELD              CA      94533          360        350    314100.00    311702.29
1       20053104  160  CRESCENT AVE           SAUSALITO              CA      94965          360        350    600000.00    595306.12
1       20053393  6232  LAKEVIEW CIRCLE       SAN RAMON              CA      94583          360        350    268000.00    265851.59
1       20053468  907  EL CAPITAN DR          DANVILLE               CA      94526          360        350    380000.00    377027.17
1       20053690  1210  TOYON DR              MILLBRAE               CA      94030          360        350    275000.00    272900.73
1       20054722  121  LEONARD'S RD           BOULDER                CO      80302          360        351    562500.00    558551.75
1       20055349  67  DEERWWOD DR             LITTLETON              CO      80127          360        350    367500.00    364553.91
1       20055489  394  S VINE ST              DENVER                 CO      80209          360        351    278250.00    276344.37
1       20056644  9249  S FOX FIRE DR         LITTLETON              CO      80126          360        353    244000.00    242216.82
1       20057014  277  HOOK LN                BASALT                 CO      81627          360        353    550000.00    547159.77
1       20057691  30  WINDEMERE               GROSSE POINTE FARMS    MI      48236          360        350    315000.00    312535.67
1       20057923  130  STANLEY AVE            PARK RIDGE             IL      60068          360        350    350000.00    347328.22
1       20057972  2031    W WARNER AVE UNIT F CHICAGO                IL      60618          360        353    295000.00    293359.61
1       20073821  8044  JOVENITA CANYON DR    LOS ANGELES            CA      90046          360        350    388800.00    385758.43
1       20074159  8500  FRANKLIN AVE          LOS ANGELES            CA      90069          360        350    956000.00    948702.19
1       20074605  2720  LAKEWOOD AVE          LOS ANGELES            CA      90039          360        351    330000.00    327486.39
1       20074712  2223  HILL DR               LOS ANGELES            CA      90041          360        350    870000.00    863165.76
1       20074894  20  MILL CANYON RD          SAN MARINO             CA      91108          360        351    880000.00    873670.23
1       20075065  1727  FOX SPRING CIRCLE     THOUSAND OAKS          CA      91320          360        350    280000.00    277914.54
1       20077491  139  E GREYSTONE AVE        MONROVIA               CA      91016          360        353    309600.00    307878.41
1       20090775  518  18TH AVE               SAN FRANCISCO          CA      94121          360        354    460000.00    457867.30
1       20094140  2600  N LAKEVIEW            CHICAGO                IL      60614          360        350    320000.00    317616.56
1       20095022  918  SUTTON DR              NORTHBROOK             IL      60062          360        353    335000.00    333137.19
1       20095345  722  REDWOOD LN             GLENCOE                IL      60022          360        350    312000.00    309535.87
1       20095683  33  KETTELING CT            BARRINGTON             IL      60010          360        351    617000.00    612877.18
1       20102976  15  TEMPLE ST               NEWTON                 MA      02465          360        355    600000.00    597689.01
1       19985241  7.25000      0.25000   3/1/1999   3356.31     71.62        687000.00 Single Family Residence         Primary
1       19985332  7.37500      0.37500   3/1/1999   3022.39     79.56        550000.00 Single Family Residence         Second
1       19985548  7.37500      0.37500   3/1/1999   1947.70     72.31        390000.00 Single Family Residence         Primary
1       20045498  7.37500      0.37500   6/1/1999   4302.91     70.00        890000.00 4-Family                        Primary
1       20046231  7.62500      0.62500   5/1/1999   5619.88     75.62       1050000.00 2-Family                        Primary
1       20049490  7.37500      0.37500   9/1/1999   2154.91     80.00        390000.00 Single Family Residence         Primary
1       20051652  7.25000      0.25000   3/1/1999   1719.08     63.96        394000.00 Single Family Residence         Primary
1       20051827  7.37500      0.37500   3/1/1999   2210.16     46.18        693000.00 Single Family Residence         Primary
1       20052239  7.62500      0.62500   3/1/1999   1741.17     75.00        328000.00 Single Family Residence         Primary
1       20052304  7.50000      0.50000   3/1/1999   2196.23     76.61        410000.00 Single Family Residence         Primary
1       20053104  7.37500      0.37500   3/1/1999   4144.05     42.86       1400000.00 Single Family Residence         Primary
1       20053393  7.25000      0.25000   3/1/1999   1828.23     80.00        335000.00 Condominium                     Primary
1       20053468  7.37500      0.37500   3/1/1999   2624.57     73.79        515000.00 Single Family Residence         Primary
1       20053690  7.50000      0.50000   3/1/1999   1922.84     40.44        680000.00 Single Family Residence         Primary
1       20054722  7.37500      0.37500   4/1/1999   3885.05     74.01        760000.00 Single Family Residence         Primary
1       20055349  7.25000      0.25000   3/1/1999   2507.00     75.00        490000.00 Single Family Residence         Primary
1       20055489  7.50000      0.50000   4/1/1999   1945.56     74.80        372000.00 Single Family Residence         Primary
1       20056644  7.25000      0.25000   6/1/1999   1664.51     79.48        307000.00 Single Family Residence         Primary
1       20057014  7.62500      0.62500   6/1/1999   3892.87     56.41        975000.00 Single Family Residence         Primary
1       20057691  7.37500      0.37500   3/1/1999   2175.63     48.46        650000.00 Single Family Residence         Primary
1       20057923  7.50000      0.50000   3/1/1999   2447.25     62.50        560000.00 Single Family Residence         Primary
1       20057972  7.25000      0.25000   6/1/1999   2012.42     79.73        370000.00 Single Family Residence         Primary
1       20073821  7.37500      0.37500   3/1/1999   2685.34     80.00        486000.00 Single Family Residence         Primary
1       20074159  7.50000      0.50000   3/1/1999   6684.49     73.54       1300000.00 Single Family Residence         Primary
1       20074605  7.37500      0.37500   4/1/1999   2279.23     71.74        460000.00 Single Family Residence         Primary
1       20074712  7.37500      0.37500   3/1/1999   6008.87     75.00       1160000.00 Single Family Residence         Primary
1       20074894  7.25000      0.25000   4/1/1999   6003.15     67.69       1300000.00 Single Family Residence         Primary
1       20075065  7.62500      0.62500   3/1/1999   1981.82     70.00        400000.00 Single Family Residence         Primary
1       20077491  7.25000      0.25000   6/1/1999   2112.02     80.00        387000.00 Single Family Residence         Primary
1       20090775  7.37500      0.37500   7/1/1999   3177.11     80.00        575000.00 Single Family Residence         Primary
1       20094140  7.62500      0.62500   3/1/1999   2264.94     67.37        475000.00 Condominium                     Primary
1       20095022  7.25000      0.25000   6/1/1999   2285.29     89.33        375000.00 Single Family Residence         Primary
1       20095345  7.37500      0.37500   3/1/1999   2154.91     68.57        455000.00 Single Family Residence         Primary
1       20095683  7.62500      0.62500   4/1/1999   4367.09     62.64        985000.00 Single Family Residence         Primary
1       20102976  7.37500      0.37500   8/1/1999   4144.05     57.97       1035000.00 Single Family Residence         Primary
1       19985241  Cash-Out Refinance
1       19985332  Purpose
1       19985548  Rate/Term Refinance
1       20045498  Cash-Out Refinance
1       20046231  Purpose
1       20049490  Purpose
1       20051652  Cash-Out Refinance
1       20051827  Rate/Term Refinance
1       20052239  Rate/Term Refinance
1       20052304  Rate/Term Refinance
1       20053104  Cash-Out Refinance
1       20053393  Purpose
1       20053468  Cash-Out Refinance
1       20053690  Cash-Out Refinance
1       20054722  Cash-Out Refinance
1       20055349  Purpose
1       20055489  Purpose
1       20056644  Purpose
1       20057014  Cash-Out Refinance
1       20057691  Cash-Out Refinance
1       20057923  Cash-Out Refinance
1       20057972  Purpose
1       20073821  Purpose
1       20074159  Rate/Term Refinance
1       20074605  Cash-Out Refinance
1       20074712  Purpose
1       20074894  Rate/Term Refinance
1       20075065  Cash-Out Refinance
1       20077491  Purpose
1       20090775  Purpose
1       20094140  Rate/Term Refinance
1       20095022  Purpose
1       20095345  Rate/Term Refinance
1       20095683  Rate/Term Refinance
1       20102976  Purpose

1       20103032  11  FRANCIS RD              WELLESLEY              MA      02482          360        354    340000.00    338462.17
1       20115796  4329  GRAYDON RD            SAN DIEGO              CA      92130          360        353    354000.00    352031.55
1       20117214  2918  SOMBROSA ST           CARLSBAD               CA      92009          360        354    273000.00    271702.75
1       20120754  5767  OWL HILL AVE          SANTA ROSA             CA      95409          360        353    271600.00    270089.74
1       20121521  14  BEAR CREEK CT           PETALUMA               CA      94952          360        354    333000.00    331417.63
1       20122735  10241  MILLER AVE           CUPERTINO              CA      95014          360        350    295000.00    292703.30
1       20122966  6588  BOSE LN               SAN JOSE               CA      95120          360        350    359200.00    356320.44
1       20123006  561  BISCAYNE DR            SAN RAFAEL             CA      94901          360        350    418000.00    414649.07
1       20123097  34  DIAS DORADOS            ORINDA                 CA      94563          360        351    300000.00    297842.10
1       20124285  557  ALEXIS CIRCLE          DALY CITY              CA      94014          360        350    287500.00    284992.19
1       20124947  1605  GRETEL LN             MOUNTAIN VIEW          CA      94040          360        351    330000.00    327683.68
1       20151916  2307  OLIVE AVE             FREMONT                CA      94539          360        355    255000.00    253993.28
1       20151924  4330  CAMELLIA              PLEASANTON             CA      94588          360        354    327000.00    325483.94
1       20208914  113  HIGHCREST LN           SO SAN FRANCISCO       CA      94080          360        350    369200.00    366450.16
1       20209201  187  RESERVOIR RD           SAN RAFAEL             CA      94901          360        350    280000.00    277809.54
1       20210100  1229  CLAYFORD AVE          THOUS OAKS(WSTLK VLG   CA      91361          360        350    265000.00    262977.05
1       20210373  301  MAC GREGOR RD          PLEASANT HILL          CA      94523          360        350    299000.00    296603.04
1       20210498  436  EVERETT DR             DANVILLE               CA      94526          360        350    273750.00    268614.47
1       20210621  2075  SUTTER ST UNIT 529    SAN FRANCISCO          CA      94115          360        351    320000.00    317698.30
1       20210894  2390  MAR EAST ST+          TIBURON                CA      94920          360        350    365000.00    362213.72
1       20212395  640  MAPLE ST               GRANT                  MN      55115          360        350    393700.00    390543.87
1       20217469  1582  CHAMBERS DR           SAN JOSE               CA      95118          360        354    315000.00    313539.56
1       20217543  917  BLUEBONNET DR          SUNNYVALE              CA      95046          360        353    420000.00    417664.53
1       20217691  147  SWEETBERRY CT          SAN JOSE               CA      95136          360        354    296800.00    295457.55
1       20218343  1558  GALENA DR             SAN JOSE               CA      95121          360        353    245000.00    243670.74
1       20218392  5379  LENORA AVE            SAN JOSE               CA      95124          360        354    351200.00    349306.48
1       20218715  481  VINE ST                SUNNYVALE              CA      94086          360        353    300000.00    298372.29
1       20219457  2355  AVE 404               KINGSBURG              CA      93631          360        355    260000.00    259023.06
1       20225389  26  CHESTERFIELD RD         STAMFORD               CT      06902          360        350    330000.00    326279.44
1       20226593  111  JORDAN LN              STAMFORD               CT      06903          360        352    320000.00    317960.25
1       20227260  38  COS COB AVENUE & B U    COS COB                CT      06807          240        233    350000.00    345354.31
1       20227278  40  COS COB AVENUE          COS COB                CT      06807          240        233    375000.00    370022.52
1       20227369  12  MEEKER RD               WESTPORT               CT      06880          360        353    396500.00    201895.79
1       20228102  62  N PARK AVE              EASTON                 CT      06612          360        354    562500.00    559050.96
1       20228326  6  DONATA LN                STAMFORD               CT      06905          360        354    324000.00    322497.84
1       20103032  7.50000      0.50000   7/1/1999   2377.33     80.00        425000.00 Single Family Residence         Primary
1       20115796  7.25000      0.25000   6/1/1999   2414.90     70.10        505000.00 Single Family Residence         Primary
1       20117214  7.25000      0.25000   7/1/1999   1862.34     75.00        364000.00 Single Family Residence         Primary
1       20120754  7.25000      0.25000   6/1/1999   1852.79     80.00        339500.00 Single Family Residence         Primary
1       20121521  7.25000      0.25000   7/1/1999   2271.65     67.27        495000.00 Single Family Residence         Primary
1       20122735  7.62500      0.62500   3/1/1999   2087.98     66.29        445000.00 Single Family Residence         Investor
1       20122966  7.25000      0.25000   3/1/1999   2450.38     80.00        449000.00 Single Family Residence         Primary
1       20123006  7.25000      0.25000   3/1/1999   2851.50     69.21        604000.00 Condominium                     Primary
1       20123097  7.25000      0.25000   4/1/1999   2046.53     42.86        700000.00 Single Family Residence         Primary
1       20124285  7.25000      0.25000   3/1/1999   1961.26     76.67        375000.00 Single Family Residence         Primary
1       20124947  7.37500      0.37500   4/1/1999   2279.23     64.08        515000.00 Single Family Residence         Primary
1       20151916  7.25000      0.25000   8/1/1999   1739.55     75.00        340000.00 Single Family Residence         Primary
1       20151924  7.37500      0.37500   7/1/1999   2258.51     78.42        417000.00 Single Family Residence         Primary
1       20208914  7.62500      0.62500   3/1/1999   2613.17     95.00        388645.00 Single Family Residence         Primary
1       20209201  7.37500      0.37500   3/1/1999   1933.89     80.00        350000.00 Single Family Residence         Primary
1       20210100  7.50000      0.50000   3/1/1999   1852.92     53.54        495000.00 Single Family Residence         Primary
1       20210373  7.25000      0.25000   3/1/1999   2039.71     74.19        403000.00 Single Family Residence         Primary
1       20210498  7.62500      0.62500   3/1/1999   1937.59     75.00        365000.00 Single Family Residence         Primary
1       20210621  7.25000      0.25000   4/1/1999   2182.96     84.21        380000.00 Condominium                     Primary
1       20210894  7.50000      0.50000   3/1/1999   2552.13     47.10        775000.00 2-Family                        Primary
1       20212395  7.25000      0.25000   3/1/1999   2685.73     74.99        525000.00 Single Family Residence         Primary
1       20217469  7.37500      0.37500   7/1/1999   2175.63     79.55        396000.00 Single Family Residence         Primary
1       20217543  7.25000      0.25000   6/1/1999   2865.14     80.00        525000.00 Single Family Residence         Primary
1       20217691  7.50000      0.50000   7/1/1999   2075.27     80.00        371000.00 Single Family Residence         Primary
1       20218343  7.37500      0.37500   6/1/1999   1692.15     85.96        285000.00 Single Family Residence         Primary
1       20218392  7.25000      0.25000   7/1/1999   2395.80     80.00        439000.00 Single Family Residence         Primary
1       20218715  7.37500      0.37500   6/1/1999   2072.03     80.00        375000.00 Single Family Residence         Primary
1       20219457  7.50000      0.50000   8/1/1999   1817.96     72.22        360000.00 Single Family Residence         Primary
1       20225389  7.25000      0.25000   3/1/1999   2251.18     75.00        440000.00 Single Family Residence         Primary
1       20226593  7.25000      0.25000   5/1/1999   2182.96     75.29        425000.00 Single Family Residence         Primary
1       20227260  7.25000      0.25000   6/1/1999   2766.32     70.00        500000.00 2-Family                        Investor
1       20227278  7.25000      0.25000   6/1/1999   2963.91     75.00        500000.00 2-Family                        Primary
1       20227369  7.25000      0.25000   6/1/1999   1384.99     61.95        640000.00 Single Family Residence         Primary
1       20228102  7.25000      0.25000   7/1/1999   3837.24     72.96        771000.00 Single Family Residence         Primary
1       20228326  7.37500      0.37500   7/1/1999   2237.79     90.00        360000.00 Single Family Residence         Primary
1       20103032  Rate/Term Refinance
1       20115796  Cash-Out Refinance
1       20117214  Cash-Out Refinance
1       20120754  Purpose
1       20121521  Cash-Out Refinance
1       20122735  Cash-Out Refinance
1       20122966  Purpose
1       20123006  Cash-Out Refinance
1       20123097  Cash-Out Refinance
1       20124285  Rate/Term Refinance
1       20124947  Cash-Out Refinance
1       20151916  Cash-Out Refinance
1       20151924  Purpose
1       20208914  Purpose
1       20209201  Purpose
1       20210100  Cash-Out Refinance
1       20210373  Rate/Term Refinance
1       20210498  Purpose
1       20210621  Purpose
1       20210894  Purpose
1       20212395  Cash-Out Refinance
1       20217469  Purpose
1       20217543  Purpose
1       20217691  Purpose
1       20218343  Purpose
1       20218392  Purpose
1       20218715  Purpose
1       20219457  Cash-Out Refinance
1       20225389  Cash-Out Refinance
1       20226593  Rate/Term Refinance
1       20227260  Cash-Out Refinance
1       20227278  Cash-Out Refinance
1       20227369  Rate/Term Refinance
1       20228102  Rate/Term Refinance
1       20228326  Purpose

1       20228359  211  SUNDANCE RD            STAMFORD               CT      06905          360        355    255000.00    253553.73
1       20228912  154-11  RIVERSIDE DRIVE     WHITESTONE             NY      11357          360        355    257600.00    256583.00
1       20228953  1379  MAIN ST               BREWSTER               MA      02631          360        354    295000.00    293665.72
1       20242731  6510  AVENIDA MANANA        SAN DIEGO              CA      92037          360        354    285000.00    283645.74
1       20243994  15  VIA MALONA              PALOS VERDES ESTATES   CA      90274          360        351    608000.00    600139.20
1       20244000  168  ALBERT PL UNIT B       COSTA MESA             CA      92627          360        351    252000.00    250187.43
1       20244026  19562  DRYBROOK LN          HUNTINGTON BEACH       CA      92646          360        351    290000.00    287964.47
1       20245486  5581  SELKIRK DR            HUNTINGTON BEACH       CA      92649          360        351    325000.00    322718.86
1       20245742  6716  S GARTH AVE           LOS ANGELES            CA      90056          360        351    285000.00    283095.66
1       20246161  280  CAGNEY LN UNIT 313     NEWPORT BEACH          CA      92663          360        351    303500.00    301316.91
1       20247235  580  BUFFINGTON ST          UPLAND                 CA      91784          360        351    314000.00    310327.07
1       20247672  5152  CHURCHILL AVE         WESTMINSTER            CA      92683          360        351    306000.00    303798.96
1       20251252  10724  WILSHIRE BLVD        LOS ANGELES            CA      90024          360        352    629000.00    619583.29
1       20252284  166  MADISON AVE            SAN BRUNO              CA      94066          360        353    336000.00    334131.64
1       20252433  1546  HELSINKI WAY          LIVERMORE              CA      94550          360        353    259800.00    257626.69
1       20252490  3366  TROY DR               LOS ANGELES            CA      90068          360        353    294000.00    290011.73
1       20252557  1626  ALAMEDA AVE           ALAMEDA                CA      94501          360        354    367500.00    365753.68
1       20252748  5221  E EL ROBLE ST         LONG BEACH             CA      90815          360        354    290000.00    288621.97
1       20252854  688  N RIMSDALE AVE         COVINA                 CA      91722          360        354    245000.00    243835.80
1       20253514  7721  WINDING WAY           FAIR OAKS              CA      95628          360        355    263000.00    261820.60
1       20253944  1920  LAKE ST               SAN FRANCISCO          CA      94121          360        355    663750.00    661193.45
1       20254413  23239  ROBERT RD            TORRANCE               CA      90505          360        355    269900.00    268768.74
1       20255824  30  SEVEN OAKS LN           BREWSTER               NY      10509          360        355    356000.00    354662.39
1       20258125  11509  TRILLUM ST           BOWIE                  MD      20721          360        352    254000.00    251344.59
1       20258158  3009  FRIENDS RD            ANNAPOLIS              MD      21401          360        353    375000.00    373063.48
1       20260527  2827  RUBINO CIRCLE         SAN JOSE               CA      95125          360        352    303300.00    301366.67
1       20261350  1552  PROVINCETOWN DR       SAN JOSE               CA      95129          360        351    380000.00    377266.67
1       20261871  138  MONROE DR              PALO ALTO              CA      94306          360        351    340000.00    337554.40
1       20267605  243  WINWARD CT UNIT 12     DETROIT                MI      48207          360        351    253800.00    251974.47
1       20303665  3086  CEYLON RD             COSTA MESA             CA      92626          360        355    262500.00    261537.90
1       20304655  4802  E CAIDA DEL SOL       PARADISE VALLEY        AZ      85253          360        352    285000.00    283182.82
1       20306122  15528  E GOLDEN EAGLE BLVD  FOUNTAIN HILLS         AZ      85268          360        352    448000.00    445213.52
1       20307583  813  W GLENEAGLES DR        PHOENIX                AZ      85023          360        351    260000.00    258219.30
1       20307666  12085  E COLUMBINE ST       SCOTTSDALE             AZ      85259          360        352    556000.00    552708.19
1       20307732  9309  E QUARRY TRAIL        SCOTTSDALE             AZ      85262          360        352    279270.00    277575.18
1       20228359  7.37500      0.37500   8/1/1999   1761.22     75.00        340000.00 Single Family Residence         Primary
1       20228912  7.25000      0.25000   8/1/1999   1757.29     80.00        322000.00 Single Family Residence         Primary
1       20228953  7.50000      0.50000   7/1/1999   2062.68     54.63        540000.00 Single Family Residence         Second
1       20242731  7.25000      0.25000   7/1/1999   1944.20     38.51        740000.00 Single Family Residence         Primary
1       20243994  7.25000      0.25000   4/1/1999   4147.63     69.49        875000.00 Single Family Residence         Primary
1       20244000  7.25000      0.25000   4/1/1999   1719.08     90.00        280000.00 Condominium                     Primary
1       20244026  7.37500      0.37500   4/1/1999   2002.96     69.88        415000.00 Single Family Residence         Primary
1       20245486  7.37500      0.37500   4/1/1999   2244.69     72.22        450000.00 Single Family Residence         Primary
1       20245742  7.62500      0.62500   4/1/1999   2017.21     74.03        385000.00 Single Family Residence         Primary
1       20246161  7.25000      0.25000   4/1/1999   2070.41     78.83        385000.00 Condominium                     Primary
1       20247235  7.37500      0.37500   4/1/1999   2168.72     73.02        430000.00 Single Family Residence         Primary
1       20247672  7.25000      0.25000   4/1/1999   2087.46     90.00        340000.00 Single Family Residence         Primary
1       20251252  7.25000      0.25000   5/1/1999   4290.89     78.63        800000.00 Condominium                     Primary
1       20252284  7.25000      0.25000   6/1/1999   2292.11     77.24        435000.00 Single Family Residence         Primary
1       20252433  7.37500      0.37500   6/1/1999   1794.37     73.18        355000.00 Single Family Residence         Primary
1       20252490  7.25000      0.25000   6/1/1999   2005.60     75.38        390000.00 Single Family Residence         Primary
1       20252557  7.25000      0.25000   7/1/1999   2507.00     75.00        490000.00 2-Family                        Primary
1       20252748  7.25000      0.25000   7/1/1999   1978.31     70.56        411000.00 Single Family Residence         Primary
1       20252854  7.25000      0.25000   7/1/1999   1671.33     92.80        264000.00 Single Family Residence         Primary
1       20253514  7.37500      0.37500   8/1/1999   1816.48     70.13        375000.00 Single Family Residence         Primary
1       20253944  7.37500      0.37500   8/1/1999   4584.36     75.00        885000.00 Single Family Residence         Primary
1       20254413  7.62500      0.62500   8/1/1999   1910.34     61.34        440000.00 Single Family Residence         Primary
1       20255824  7.50000      0.50000   8/1/1999   2489.20     79.11        450000.00 Single Family Residence         Primary
1       20258125  7.62500      0.62500   5/1/1999   1797.80     81.41        312000.00 Single Family Residence         Primary
1       20258158  7.62500      0.62500   6/1/1999   2654.23     68.43        548000.00 Single Family Residence         Primary
1       20260527  7.25000      0.25000   5/1/1999   2069.04     79.82        380000.00 Single Family Residence         Primary
1       20261350  7.25000      0.25000   4/1/1999   2592.27     64.08        593000.00 Single Family Residence         Primary
1       20261871  7.25000      0.25000   4/1/1999   2319.40     59.65        570000.00 Single Family Residence         Primary
1       20267605  7.25000      0.25000   4/1/1999   1731.36     88.74        286000.00 Condominium                     Primary
1       20303665  7.62500      0.62500   8/1/1999   1857.96     75.00        350000.00 Single Family Residence         Primary
1       20304655  7.25000      0.25000   5/1/1999   1944.20     74.61        382000.00 Single Family Residence         Primary
1       20306122  7.37500      0.37500   5/1/1999   3094.22     77.91        575000.00 Single Family Residence         Second
1       20307583  7.50000      0.50000   4/1/1999   1817.96     89.66        290000.00 Single Family Residence         Primary
1       20307666  7.62500      0.62500   5/1/1999   3935.33     79.43        700000.00 Single Family Residence         Primary
1       20307732  7.50000      0.50000   5/1/1999   1952.70     87.00        321000.00 Single Family Residence         Primary
1       20228359  Cash-Out Refinance
1       20228912  Purpose
1       20228953  Rate/Term Refinance
1       20242731  Cash-Out Refinance
1       20243994  Rate/Term Refinance
1       20244000  Purpose
1       20244026  Cash-Out Refinance
1       20245486  Cash-Out Refinance
1       20245742  Cash-Out Refinance
1       20246161  Rate/Term Refinance
1       20247235  Rate/Term Refinance
1       20247672  Purpose
1       20251252  Rate/Term Refinance
1       20252284  Rate/Term Refinance
1       20252433  Cash-Out Refinance
1       20252490  Rate/Term Refinance
1       20252557  Cash-Out Refinance
1       20252748  Cash-Out Refinance
1       20252854  Rate/Term Refinance
1       20253514  Rate/Term Refinance
1       20253944  Cash-Out Refinance
1       20254413  Rate/Term Refinance
1       20255824  Purpose
1       20258125  Rate/Term Refinance
1       20258158  Rate/Term Refinance
1       20260527  Purpose
1       20261350  Cash-Out Refinance
1       20261871  Cash-Out Refinance
1       20267605  Purpose
1       20303665  Cash-Out Refinance
1       20304655  Cash-Out Refinance
1       20306122  Rate/Term Refinance
1       20307583  Rate/Term Refinance
1       20307666  Purpose
1       20307732  Rate/Term Refinance

1       20311494  124  W 93RD STREET          NEW YORK               NY      10025          360        353    283500.00    281923.55
1       20372959  18915  AFTON AVE            SARATOGA               CA      95070          360        354    580000.00    577155.86
1       20377057  1570  WILLOW ST             SAN DIEGO              CA      92106          360        352    270000.00    268401.48
1       20377081  2060  E OCEAN FRONT         NEWPORT BEACH          CA      92661          360        352    600000.00    371782.21
1       20377305  531  VINCENTE WAY+          LA JOLLA               CA      92037          360        352    340000.00    337832.72
1       20377552  5623  STRESEMANN ST         SAN DIEGO              CA      92122          360        353    339500.00    337702.91
1       20394052  476  LIBERTY RD             PETALUMA               CA      94954          360        350    307500.00    305078.71
1       20394243  1025  BALE LN               CALISTOGA              CA      94515          360        351    320000.00    317808.39
1       20394474  39  FIELDBROOK PL           MORAGA                 CA      94556          360        351    437500.00    434503.71
1       20394920  5739  PRESLEY WAY           OAKLAND                CA      94618          360        351    337500.00    331036.17
1       20395109  1139  LENNON WAY            SAN JOSE               CA      95125          360        351    424000.00    421166.80
1       20395125  144  MELVILLE AVE           SAN ANSELMO            CA      94960          360        351    311250.00    309011.23
1       20395596  472  KENTUCKY AVE           BERKELEY               CA      94707          360        351    336000.00    333754.81
1       20395653  6780  OAKWOOD DR            OAKLAND                CA      94611          360        353    496800.00    494104.57
1       20396339  9137  AZALEA WAY            INVER GROVE HTS        MN      55077          360        352    259200.00    257586.98
1       20415642  6  HILLVIEW CT              HICKORY CREEK          TX      75065          360        354    396000.00    394118.26
1       20435780  1440  STATE PKWY UNIT 3B    CHICAGO                IL      60610          360        351    297500.00    295462.54
1       20447512  272  S CLARK DR             BEVERLY HILLS          CA      90211          360        355    555000.00    552914.65
1       20448189  16651  MARCHMONT DR         LOS GATOS              CA      95032          360        352    425000.00    422356.54
1       20448510  22690  DAVIS CT             SAN JOSE               CA      95120          360        351    840000.00    830875.34
1       20455622  6  LOVELL RD                LYNNFIELD              MA      01740          360        355    271920.00    270898.31
1       20456380  150  SANTA ELENA LN         SANTA BARBARA          CA      93108          360        353    545250.00    542363.73
1       20457669  216  W QUINTO ST            SANTA BARBARA          CA      93103          360        355    482000.00    480188.94
1       20457842  2540  KING WAY              CLAREMONT              CA      91711          360        355    256500.00    255512.07
1       20458014  32482  VIA MENTONE          DANA POINT             CA      92629          360        355    365000.00    363662.20
1       20474755  4820  GARNET ST             TORRANCE               CA      90503          360        354    333750.00    332164.09
1       20475125  3428  VIA LA SELVA          PALOS VERDES ESTATES   CA      90274          360        354    560000.00    557338.95
1       20475620  1620  SPEYER LN             REDONDO BEACH          CA      90278          360        354    345600.00    343957.76
1       20476289  2706  CARNEGIE LN UNIT A    REDONDO BEACH          CA      90278          360        355    245100.00    244155.98
1       20490587  5100  WOODSMAN LN           PLACERVILLE            CA      95667          360        354    304000.00    302555.41
1       20491213  6262  GARDEN BAR RD         LINCOLN                CA      95648          360        354    304000.00    302590.59
1       20562963  2629  ANGELO DR             LOS ANGELES            CA      90077          360        353    504000.00    501197.41
1       20570040  2453  CENTURY HILL          LOS ANGELES            CA      90067          360        351    300000.00    297842.10
1       20571493  8551  W OLYMPIC BLVD+       LOS ANGELES            CA      90035          360        351    391200.00    388386.16
1       20572897  30119  HARVESTER RD         MALIBU                 CA      90265          360        352    424500.00    421794.08
1       20311494  7.25000      0.25000   6/1/1999   1933.97     90.00        315000.00 Condominium                     Primary
1       20372959  7.25000      0.25000   7/1/1999   3956.62     80.00        725000.00 Single Family Residence         Primary
1       20377057  7.62500      0.62500   5/1/1999   1911.04     62.79        430000.00 Single Family Residence         Primary
1       20377081  7.62500      0.62500   5/1/1999   4246.76     30.00       2000000.00 Single Family Residence         Primary
1       20377305  7.25000      0.25000   5/1/1999   2319.40     64.15        530000.00 2-Family                        Primary
1       20377552  7.50000      0.50000   6/1/1999   2373.83     70.00        485000.00 Single Family Residence         Primary
1       20394052  7.37500      0.37500   3/1/1999   2123.83     74.10        415000.00 Single Family Residence         Primary
1       20394243  7.50000      0.50000   4/1/1999   2237.49     58.18        550000.00 Single Family Residence         Primary
1       20394474  7.50000      0.50000   4/1/1999   3059.06     70.00        625000.00 Single Family Residence         Primary
1       20394920  7.25000      0.25000   4/1/1999   2302.34     70.31        480000.00 Single Family Residence         Primary
1       20395109  7.62500      0.62500   4/1/1999   3001.05     62.81        675000.00 Single Family Residence         Primary
1       20395125  7.25000      0.25000   4/1/1999   2123.27     75.00        415000.00 Single Family Residence         Primary
1       20395596  7.62500      0.62500   4/1/1999   2378.19     70.00        480000.00 Single Family Residence         Primary
1       20395653  7.37500      0.37500   6/1/1999   3431.27     85.66        580000.00 Single Family Residence         Primary
1       20396339  7.37500      0.37500   5/1/1999   1790.23     94.25        275000.00 Single Family Residence         Primary
1       20415642  7.25000      0.25000   7/1/1999   2701.42     79.20        500000.00 Single Family Residence         Primary
1       20435780  7.50000      0.50000   4/1/1999   2080.16     70.00        425000.00 Condominium                     Primary
1       20447512  7.50000      0.50000   8/1/1999   3880.64     75.00        740000.00 Single Family Residence         Primary
1       20448189  7.37500      0.37500   5/1/1999   2935.37     48.57        875000.00 Single Family Residence         Primary
1       20448510  7.25000      0.25000   4/1/1999   5730.28     72.41       1160000.00 Single Family Residence         Primary
1       20455622  7.50000      0.50000   8/1/1999   1901.30     79.98        340000.00 Single Family Residence         Primary
1       20456380  7.50000      0.50000   6/1/1999   3812.47     75.00        727000.00 Single Family Residence         Primary
1       20457669  7.50000      0.50000   8/1/1999   3370.21     75.31        640000.00 3-Family                        Primary
1       20457842  7.37500      0.37500   8/1/1999   1771.58     90.00        285000.00 Single Family Residence         Primary
1       20458014  7.62500      0.62500   8/1/1999   2583.45     64.60        565000.00 Single Family Residence         Primary
1       20474755  7.25000      0.25000   7/1/1999   2276.76     75.00        445000.00 Single Family Residence         Primary
1       20475125  7.25000      0.25000   7/1/1999   3820.19     80.00        700000.00 Single Family Residence         Primary
1       20475620  7.25000      0.25000   7/1/1999   2357.60     80.00        432000.00 Single Family Residence         Primary
1       20476289  7.37500      0.37500   8/1/1999   1692.84     95.00        258000.00 Condominium                     Primary
1       20490587  7.25000      0.25000   7/1/1999   2073.82     80.00        380000.00 Single Family Residence         Primary
1       20491213  7.37500      0.37500   7/1/1999   2099.65     95.00        320000.00 Single Family Residence         Primary
1       20562963  7.25000      0.25000   6/1/1999   3438.17     80.00        630000.00 Condominium                     Second
1       20570040  7.25000      0.25000   4/1/1999   2046.53     31.25        960000.00 Condominium                     Primary
1       20571493  7.25000      0.25000   4/1/1999   2668.67     67.45        580000.00 2-Family                        Primary
1       20572897  7.25000      0.25000   5/1/1999   2895.84     60.64        700000.00 Single Family Residence         Primary
1       20311494  Purpose
1       20372959  Purpose
1       20377057  Cash-Out Refinance
1       20377081  Cash-Out Refinance
1       20377305  Cash-Out Refinance
1       20377552  Cash-Out Refinance
1       20394052  Purpose
1       20394243  Cash-Out Refinance
1       20394474  Cash-Out Refinance
1       20394920  Cash-Out Refinance
1       20395109  Cash-Out Refinance
1       20395125  Purpose
1       20395596  Cash-Out Refinance
1       20395653  Purpose
1       20396339  Rate/Term Refinance
1       20415642  Rate/Term Refinance
1       20435780  Cash-Out Refinance
1       20447512  Cash-Out Refinance
1       20448189  Purpose
1       20448510  Rate/Term Refinance
1       20455622  Purpose
1       20456380  Purpose
1       20457669  Rate/Term Refinance
1       20457842  Purpose
1       20458014  Purpose
1       20474755  Cash-Out Refinance
1       20475125  Cash-Out Refinance
1       20475620  Purpose
1       20476289  Purpose
1       20490587  Purpose
1       20491213  Purpose
1       20562963  Purpose
1       20570040  Cash-Out Refinance
1       20571493  Rate/Term Refinance
1       20572897  Rate/Term Refinance

1       20585196  4631  STELLRECHT CIRCLE     HUNTINGTON BEACH       CA      92649          360        354    299000.00    297647.62
1       20587630  664  LOYOLA AVE             CARSON                 CA      90746          360        353    250000.00    248609.84
1       20589941  2410  EUCLID AVE            EL CAJON               CA      92019          360        354    306000.00    304494.70
1       20589990  17868  AGUACATE WAY         SAN DIEGO              CA      92127          360        353    375000.00    372914.77
1       20597795  10050  BODEGA HWY           SEBASTOPOL             CA      95472          360        355    305000.00    303795.87
1       20598199  3533  KIRKRIDGE ST          SANTA ROSA             CA      95403          360        355    356700.00    355326.11
1       20598355  8023  MACAW CT              ROHNERT PARK           CA      94928          360        354    269800.00    268530.23
1       20630786  5025  BLACK POOL AVE        OAK PARK               CA      91377          360        353    274000.00    272476.41
1       20631024  3229  SHERI DR              SIMI VALLEY            CA      93063          360        354    245000.00    243645.38
1       20640579  1220  S GREENWAY DR         CORAL GABLES           FL      33134          360        354    393750.00    391969.03
1       20647160  6700  JOHNSTON RD           PLEASANTON             CA      94588          360        352    712500.00    708176.10
1       20648234  7378  SCHOOL HOUSE LN       ROSEVILLE              CA      95747          360        351    250000.00    248201.77
1       20648317  1123  RAHARA DR             LAFAYETTE              CA      94549          360        351    377250.00    374536.45
1       20648622  7750  GIUSTI RD             FORESTVILLE            CA      95436          360        351    325000.00    322828.36
1       20686549  3009  COUNTRY RD 518        FRASER                 CO      80442          360        352    300000.00    298223.83
1       20686671  6314  E DUTCH CREEK ST      LITTLETON              CO      80126          360        352    261250.00    259151.90
1       20687455  8435  BRITTANY PL           NIWOT                  CO      80503          360        352    607500.00    602587.65
1       20688016  10  VIKING DR               ENGLEWOOD              CO      80110          360        352    595000.00    591477.27
1       20688560  1011  S VALENTIA ST         DENVER                 CO      80231          360        352    310152.00    308175.01
1       20688867  5032  PRIMA CT              VAIL                   CO      81657          360        352    447300.00    444651.73
1       20689097  43  SAN MARINO DR           SAN RAFAEL             CA      94901          360        353    496000.00    493241.95
1       20689303  8311  SAWTOOTH LN           LONGMONT               CO      80503          360        352    449910.00    447179.61
1       20730040  799  HIGH MEADOW DR         TOMS RIVER             NJ      08753          360        353    256500.00    254977.54
1       20732921  1525  S BELMONT             ARLINGTON HEIGHTS      IL      60005          360        352    270000.00    266051.58
1       20743142  6166  E PRINCETON AVE       ENGLEWOOD              CO      80111          360        353    341000.00    339103.82
1       20743373  33570  PUMA CREST           EVERGREEN              CO      80439          360        354    345000.00    343477.78
1       20744512  11921  BEAR CREEK DR        FRANKTOWN              CO      80116          360        353    283500.00    281923.55
1       20744637  21  FOAL CIRCLE             EDWARDS                CO      81632          360        353    422100.00    419293.95
1       20744660  214  ADAMS ST UNIT 16       DENVER                 CO      80206          360        353    371000.00    369036.11
1       20745154  58  FERGUSON DR             CARBONDALE             CO      81623          360        353    250000.00    248612.64
1       20745287  284  S PEAK RD              BOULDER                CO      80302          360        353    252000.00    250596.74
1       20746137  426  CASTLE PINES DR S      CASTLE ROCK            CO      80104          360        353    460000.00    457504.17
1       20746251  1718  BLUFF ST              BOULDER                CO      80304          360        355    300920.00    299760.96
1       20788915  750  HARBOR DR              KEY BISCAYNE           FL      33149          360        353   1500000.00   1491544.62
1       20791075  14  HARTSHORNE LN           RUMSON                 NJ      07760          360        353    715000.00    711120.64
1       20585196  7.50000      0.50000   7/1/1999   2090.65     48.62        615000.00 Single Family Residence         Primary
1       20587630  7.25000      0.25000   6/1/1999   1705.44     76.92        325000.00 Single Family Residence         Primary
1       20589941  7.25000      0.25000   7/1/1999   2087.46     72.00        425000.00 Single Family Residence         Primary
1       20589990  7.25000      0.25000   6/1/1999   2558.16     75.00        500000.00 Single Family Residence         Primary
1       20597795  7.25000      0.25000   8/1/1999   2080.64     75.12        406000.00 Single Family Residence         Primary
1       20598199  7.37500      0.37500   8/1/1999   2463.64     79.99        445950.00 Single Family Residence         Primary
1       20598355  7.37500      0.37500   7/1/1999   1863.44     95.00        284000.00 Single Family Residence         Primary
1       20630786  7.25000      0.25000   6/1/1999   1869.16     67.65        405000.00 Single Family Residence         Primary
1       20631024  7.25000      0.25000   7/1/1999   1671.33     79.03        310000.00 Single Family Residence         Primary
1       20640579  7.50000      0.50000   7/1/1999   2753.16     75.00        525000.00 Single Family Residence         Primary
1       20647160  7.50000      0.50000   5/1/1999   4981.90     75.00        950000.00 Single Family Residence         Primary
1       20648234  7.25000      0.25000   4/1/1999   1705.44     69.44        360000.00 Single Family Residence         Primary
1       20648317  7.25000      0.25000   4/1/1999   2573.51     75.00        503000.00 Single Family Residence         Primary
1       20648622  7.62500      0.62500   4/1/1999   2300.33     43.92        740000.00 Single Family Residence         Primary
1       20686549  7.62500      0.62500   5/1/1999   2123.38     52.63        570000.00 Single Family Residence         Second
1       20686671  7.50000      0.50000   5/1/1999   1826.70     94.31        277000.00 Single Family Residence         Primary
1       20687455  7.25000      0.25000   5/1/1999   4144.22     75.00        810000.00 Single Family Residence         Primary
1       20688016  7.62500      0.62500   5/1/1999   4211.37     70.00        850000.00 Single Family Residence         Primary
1       20688560  7.25000      0.25000   5/1/1999   2115.78     93.99        330000.00 Single Family Residence         Primary
1       20688867  7.62500      0.62500   5/1/1999   3165.96     69.95        639500.00 Single Family Residence         Second
1       20689097  7.25000      0.25000   6/1/1999   3383.59     76.31        650000.00 Single Family Residence         Primary
1       20689303  7.50000      0.50000   5/1/1999   3145.84     89.98        500000.00 Single Family Residence         Primary
1       20730040  7.25000      0.25000   6/1/1999   1749.78     95.00        270000.00 Single Family Residence         Primary
1       20732921  7.62500      0.62500   5/1/1999   1911.04     58.06        465000.00 Single Family Residence         Primary
1       20743142  7.25000      0.25000   6/1/1999   2326.22     56.18        607000.00 Single Family Residence         Primary
1       20743373  7.62500      0.62500   7/1/1999   2441.89     75.00        460000.00 Single Family Residence         Primary
1       20744512  7.25000      0.25000   6/1/1999   1933.97     52.99        535000.00 Single Family Residence         Primary
1       20744637  7.25000      0.25000   6/1/1999   2879.47     90.00        469000.00 Single Family Residence         Primary
1       20744660  7.50000      0.50000   6/1/1999   2594.09     70.00        530000.00 Condominium                     Primary
1       20745154  7.37500      0.37500   6/1/1999   1726.69     76.92        325000.00 Single Family Residence         Primary
1       20745287  7.62500      0.62500   6/1/1999   1783.64     70.00        360000.00 Single Family Residence         Primary
1       20746137  7.37500      0.37500   6/1/1999   3177.11     85.98        535000.00 Single Family Residence         Primary
1       20746251  7.37500      0.37500   8/1/1999   2078.38     79.61        378000.00 Single Family Residence         Primary
1       20788915  7.37500      0.37500   6/1/1999  10360.13     60.00       2500000.00 Single Family Residence         Primary
1       20791075  7.37500      0.37500   6/1/1999   4938.33     65.00       1100000.00 Single Family Residence         Primary
1       20585196  Rate/Term Refinance
1       20587630  Rate/Term Refinance
1       20589941  Cash-Out Refinance
1       20589990  Cash-Out Refinance
1       20597795  Rate/Term Refinance
1       20598199  Purpose
1       20598355  Purpose
1       20630786  Purpose
1       20631024  Rate/Term Refinance
1       20640579  Cash-Out Refinance
1       20647160  Purpose
1       20648234  Purpose
1       20648317  Cash-Out Refinance
1       20648622  Cash-Out Refinance
1       20686549  Cash-Out Refinance
1       20686671  Purpose
1       20687455  Cash-Out Refinance
1       20688016  Cash-Out Refinance
1       20688560  Purpose
1       20688867  Purpose
1       20689097  Rate/Term Refinance
1       20689303  Purpose
1       20730040  Rate/Term Refinance
1       20732921  Purpose
1       20743142  Purpose
1       20743373  Rate/Term Refinance
1       20744512  Cash-Out Refinance
1       20744637  Purpose
1       20744660  Cash-Out Refinance
1       20745154  Purpose
1       20745287  Cash-Out Refinance
1       20746137  Purpose
1       20746251  Purpose
1       20788915  Cash-Out Refinance
1       20791075  Cash-Out Refinance

1       20791257  71  MAGNOLIA AVE            MONTVALE               NJ      07645          360        353    352000.00    347053.05
1       21414420  1744  N SIERRA BONITA AVEN  LOS ANGELES            CA      90046          360        351    416250.00    413328.27
1       21414735  25241  DENNY RD             TORRANCE               CA      90505          360        351    313500.00    311245.04
1       21637517  828  VIA LIDO NORD          NEWPORT BEACH          CA      92660          360        352   2665000.00   2648826.96
1       21638358  721  MANHATTAN BEACH BLVD   MANHATTAN BEACH        CA      90266          360        351    382500.00    379748.73
1       21638663  17  CASSIS                  DANA POINT             CA      92629          360        351    395000.00    392158.75
1       21639182  20  VISTAMAR DR             LAGUNA NIGUEL          CA      92677          360        351    341250.00    338795.37
1       21655774  716  CAYUGA AVE             SAN FRANCISCO          CA      94112          360        351    284000.00    278875.42
1       21656053  3631  DEEP HARBOR CT        SAN JOSE               CA      95111          360        352    305541.00    303732.01
1       21656350  2465  GOLF LINKS CIRCLE     SANTA CLARA            CA      95050          360        351    300000.00    294795.42
1       21657028  201  MORAGA WAY             ORINDA                 CA      94563          360        351    399000.00    396130.04
1       21657788  210  MANOR DR               SAN CARLOS             CA      94070          360        352    350000.00    347565.29
1       23386303  646  SPRING AVE             MORGAN HILL            CA      95037          360        354    333750.00    332240.43
1       23386717  16125  COMET WAY            SANTA CLARITA          CA      91351          360        353    400000.00    397338.86
1       23817505  13673  DECLIFF DR           WHITTIER               CA      90604          360        355    345600.00    344235.61
1       23817521  18048  KAREN DR             ENCINO                 CA      91316          360        355    455000.00    453332.37
1       23926900  1571  CORONA HILL CT        LAS VEGAS              NV      89123          360        353    378200.00    376097.04
1       23927551  2438  LEGACY ISLAND CIRCLE  HENDERSON              NV      89014          360        352    312000.00    310066.03
1       23927775  26563  ACADEMY DR           PALOS VERDES PENINSU   CA      90274          360        352    338500.00    336342.25
1       24062739  720  COMANCHE CT            WALNUT CREEK           CA      94596          360        355    503200.00    501213.43
1       24062853  14  EDGEWOOD RD             ORINDA                 CA      94563          360        354    344500.00    342902.80
1       24063075  44  BOWER ST                DANVILLE               CA      94526          360        355    440000.00    438305.28
1       24063554  657  BYRDEE WAY             LAFAYETTE              CA      94549          360        354    311200.00    309757.20
1       24063737  52  ORCHARD RD              ORINDA                 CA      94563          360        354    250000.00    221481.61
1       24064107  2213  SHANNON DR            SOUTH SAN FRANCISCO    CA      94080          360        355    300000.00    298753.80
1       24064339  217  AUGUSTINE DR           MARTINEZ               CA      94553          360        355    277500.00    276482.92
1       24064701  6115  OCEAN VIEW DR         OAKLAND                CA      94618          360        355    605000.00    602782.60
1       24195745  764-  766 MT AUBURN ST      WATERTOWN              MA      02472          360        355    307800.00    306671.86
1       24196503  62  CABRAL CIRCLE           STOUGHTON              MA      02072          360        353    288000.00    286398.51
1       24196784  18  GRISTMILL LN            NORTHBOROUGH           MA      01532          360        353    337000.00    335126.08
1       24214363  7       GRANADA PL          MASSAPEQUA             NY      11758          360        352    247000.00    245537.62
1       24214595  38  BREWSTER HILL RD        SETAUKET               NY      11733          360        354    350400.00    347819.71
1       24214736  115  SPLIT OAK DR           EAST NORWICH           NY      11791          360        353    300000.00    296084.82
1       24214751  140  RIVERSIDE DRIVE        NEW YORK               NY      10024          360        354    258700.00    257500.60
1       24214934  2527  CEDAR SWAMP RD        BROOKSVILLE            NY      11545          360        353    565000.00    561523.98
1       20791257  7.37500      0.37500   6/1/1999   2431.18     80.00        440000.00 Single Family Residence         Primary
1       21414420  7.37500      0.37500   4/1/1999   2874.94     69.96        595000.00 Single Family Residence         Primary
1       21414735  7.25000      0.25000   4/1/1999   2138.62     95.00        330000.00 Single Family Residence         Primary
1       21637517  7.50000      0.50000   5/1/1999  18634.07     65.00       4100000.00 Single Family Residence         Primary
1       21638358  7.25000      0.25000   4/1/1999   2609.32     90.00        425000.00 2-Family                        Primary
1       21638663  7.25000      0.25000   4/1/1999   2694.60     65.83        600000.00 Single Family Residence         Primary
1       21639182  7.25000      0.25000   4/1/1999   2327.93     75.00        455000.00 Single Family Residence         Primary
1       21655774  7.25000      0.25000   4/1/1999   1937.38     80.00        355000.00 Single Family Residence         Primary
1       21656053  7.62500      0.62500   5/1/1999   2162.60     89.87        340000.00 Single Family Residence         Primary
1       21656350  7.25000      0.25000   4/1/1999   2046.53     76.92        390000.00 Condominium                     Primary
1       21657028  7.25000      0.25000   4/1/1999   2721.88     78.39        509000.00 Single Family Residence         Primary
1       21657788  7.25000      0.25000   5/1/1999   2387.62     74.47        470000.00 Single Family Residence         Primary
1       23386303  7.50000      0.50000   7/1/1999   2333.63     75.00        445000.00 Single Family Residence         Primary
1       23386717  7.37500      0.37500   6/1/1999   2762.70     75.47        530000.00 Single Family Residence         Primary
1       23817505  7.25000      0.25000   8/1/1999   2357.60     90.00        384000.00 Single Family Residence         Primary
1       23817521  7.62500      0.62500   8/1/1999   3220.46     79.13        575000.00 Single Family Residence         Primary
1       23926900  7.25000      0.25000   6/1/1999   2579.98     89.91        420650.00 Single Family Residence         Primary
1       23927551  7.50000      0.50000   5/1/1999   2181.55     80.00        390000.00 Single Family Residence         Second
1       23927775  7.25000      0.25000   5/1/1999   2309.17     57.57        588000.00 Single Family Residence         Primary
1       24062739  7.25000      0.25000   8/1/1999   3432.71     80.00        629000.00 Single Family Residence         Primary
1       24062853  7.37500      0.37500   7/1/1999   2379.38     68.90        500000.00 Single Family Residence         Primary
1       24063075  7.37500      0.37500   8/1/1999   3038.97     80.00        550000.00 Single Family Residence         Primary
1       24063554  7.37500      0.37500   7/1/1999   2149.38     74.99        415000.00 Single Family Residence         Primary
1       24063737  7.50000      0.50000   7/1/1999   1748.04     32.89        760000.00 Single Family Residence         Primary
1       24064107  7.25000      0.25000   8/1/1999   2046.53     75.00        400000.00 Single Family Residence         Primary
1       24064339  7.62500      0.62500   8/1/1999   1964.13     75.00        370000.00 Single Family Residence         Primary
1       24064701  7.62500      0.62500   8/1/1999   4282.15     73.33        825000.00 Single Family Residence         Primary
1       24195745  7.62500      0.62500   8/1/1999   2178.59     90.00        342000.00 2-Family                        Primary
1       24196503  7.25000      0.25000   6/1/1999   1964.67     80.00        360000.00 Single Family Residence         Primary
1       24196784  7.25000      0.25000   6/1/1999   2298.93     76.59        440000.00 Single Family Residence         Primary
1       24214363  7.62500      0.62500   5/1/1999   1748.25     69.58        355000.00 Single Family Residence         Primary
1       24214595  7.25000      0.25000   7/1/1999   2390.35     80.00        438000.00 Single Family Residence         Primary
1       24214736  7.25000      0.25000   6/1/1999   2046.53     70.75        424000.00 Single Family Residence         Primary
1       24214751  7.37500      0.37500   7/1/1999   1786.78     74.99        345000.00 Single Family Residence         Primary
1       24214934  7.37500      0.37500   6/1/1999   3902.31     71.52        790000.00 Single Family Residence         Primary
1       20791257  Purpose
1       21414420  Purpose
1       21414735  Rate/Term Refinance
1       21637517  Purpose
1       21638358  Purpose
1       21638663  Cash-Out Refinance
1       21639182  Cash-Out Refinance
1       21655774  Purpose
1       21656053  Purpose
1       21656350  Purpose
1       21657028  Rate/Term Refinance
1       21657788  Cash-Out Refinance
1       23386303  Cash-Out Refinance
1       23386717  Purpose
1       23817505  Purpose
1       23817521  Rate/Term Refinance
1       23926900  Purpose
1       23927551  Purpose
1       23927775  Rate/Term Refinance
1       24062739  Purpose
1       24062853  Rate/Term Refinance
1       24063075  Purpose
1       24063554  Purpose
1       24063737  Cash-Out Refinance
1       24064107  Cash-Out Refinance
1       24064339  Cash-Out Refinance
1       24064701  Cash-Out Refinance
1       24195745  Purpose
1       24196503  Rate/Term Refinance
1       24196784  Cash-Out Refinance
1       24214363  Rate/Term Refinance
1       24214595  Purpose
1       24214736  Purpose
1       24214751  Purpose
1       24214934  Purpose

1       24215162  107  STILLWATER AVE         MASSAPEQUA             NY      11758          360        354    320000.00    318516.41
1       24215204  65  CORNELL DR              PLAINVIEW              NY      11803          360        355    405500.00    404013.80
1       24221145  200  DEAN ST                BROOKLYN               NY      11217          360        353    400000.00    397775.71
1       24223190  176  LYONS RD               SCARSDALE              NY      10583          360        356    273200.00    272401.50
1       24230203  245  MAIN ST UNIT 312       LOS ANGELES            CA      90291          360        352    322000.00    320093.53
1       24230351  1024  PALOS VERDES DR W     PALOS VERDES ESTATES   CA      90274          360        352    567300.00    563683.81
1       24230443  10717  GARFIELD AVE         CULVER CITY            CA      90230          360        353    290400.00    288785.18
1       24263600  195  WILLOW DR              DANVILLE               CA      94526          360        352    325500.00    323572.84
1       24263741  354  JERSEY ST              SAN FRANCISCO          CA      94114          360        351    400000.00    397192.38
1       24263915  25  MOUNTAIN VIEW RD        FAIRFAX                CA      94930          360        352    401000.00    398443.87
1       24263956  1516  SHRADER ST            SAN FRANCISCO          CA      94117          360        351    550000.00    544746.27
1       24264426  113  ALDENGLEN DR           SOUTH SAN FRANCISCO    CA      94080          360        351    400000.00    380736.45
1       24265316  174  TIVOLI LN              DANVILLE               CA      94506          360        351    275600.00    273617.59
1       24265647  15  HALL DR                 ORINDA                 CA      94563          360        351    310000.00    307824.13
1       24265704  124  BELCREST DR            LOS GATOS              CA      95032          360        352    450000.00    447131.58
1       24277667  87  ELECTRIC AVE            SOMERVILLE             MA      02143          360        354    361600.00    360004.57
1       24305658  490  14TH AVE S             NAPLES                 FL      34102          360        353    375000.00    372927.35
1       24368185  2107  GOLDSMITH ST          HOUSTON                TX      77030          360        354    252000.00    250802.57
1       24371494  19085  EAGLEVIEW DR         MORGAN HILL            CA      95037          360        354    420000.00    418004.23
1       24371635  785  AVANTE PL              MORGAN HILL            CA      95037          360        353    440000.00    437612.73
1       24372377  14654  STONEBRIDGE DR       MORGAN HILL            CA      95037          360        354    650000.00    646911.28
1       24372401  150  GARDENIA LN            HOLLISTER              CA      95023          360        354    241500.00    240434.47
1       24376287  1045  S ORANGE GROVE UNIT   PASADENA               CA      91105          360        352    259300.00    257647.15
1       24376782  574  STARLIGHT CREST DR     LA CANADA              CA      91011          360        353    445000.00    442644.46
1       24377236  345  N POINSETTIA PL        LOS ANGELES            CA      90036          360        353    376000.00    373909.21
1       24377962  3336  HONOLULU AVE          GLENDALE               CA      91214          360        354    262800.00    261551.21
1       24378135  2750  DIANA ST              PASADENA               CA      91107          360        354    351200.00    349531.17
1       24378523  2865  SHEFFIELD RD          SAN MARINO             CA      91108          360        354    250000.00    248812.04
1       24378598  320  E HILLCREST            MONROVIA               CA      91016          360        354    300000.00    292021.59
1       24378606  1632  COUNTRY CLUB DR       GLENDALE               CA      91208          360        354    252000.00    250831.67
1       24379414  4424  TORREY PINES DR       CHINO HILLS            CA      91709          360        355    299000.00    297819.57
1       24379836  1720  BEN LOMOND DR         GLENDALE               CA      91202          360        355    309000.00    307010.29
1       24380248  3630  ANGELUS AVE           GLENDALE               CA      91208          360        355    270400.00    269358.49
1       24382046  2085  VILLA HEIGHTS RD      PASADENA               CA      91107          360        357    600000.00    598655.76
1       24386096  9496  CROCKER RD            GRANITE BAY            CA      95746          360        352    294000.00    292125.93
1       24215162  7.37500      0.37500   7/1/1999   2210.16     59.26        540000.00 Single Family Residence         Primary
1       24215204  7.62500      0.62500   8/1/1999   2870.10     79.98        507000.00 Single Family Residence         Primary
1       24221145  7.25000      0.25000   6/1/1999   2728.71     67.80        590000.00 2-Family                        Primary
1       24223190  7.62500      0.62500   9/1/1999   1933.69     76.96        355000.00 Single Family Residence         Primary
1       24230203  7.62500      0.62500   5/1/1999   2279.10     74.88        430000.00 Condominium                     Primary
1       24230351  7.25000      0.25000   5/1/1999   3869.99     59.72        950000.00 Single Family Residence         Primary
1       24230443  7.25000      0.25000   6/1/1999   1981.04     80.00        363000.00 Single Family Residence         Primary
1       24263600  7.62500      0.62500   5/1/1999   2303.87     70.00        465000.00 Single Family Residence         Primary
1       24263741  7.37500      0.37500   4/1/1999   2762.70     59.70        670000.00 Single Family Residence         Primary
1       24263915  7.25000      0.25000   5/1/1999   2735.53     74.95        535000.00 Single Family Residence         Primary
1       24263956  7.25000      0.25000   4/1/1999   3751.97     72.37        760000.00 Single Family Residence         Primary
1       24264426  7.25000      0.25000   4/1/1999   2728.71     80.00        500000.00 Single Family Residence         Primary
1       24265316  7.25000      0.25000   4/1/1999   1880.08     79.88        345000.00 Single Family Residence         Investor
1       24265647  7.37500      0.37500   4/1/1999   2141.09     62.63        495000.00 Single Family Residence         Primary
1       24265704  7.25000      0.25000   5/1/1999   3069.79     75.00        600000.00 Single Family Residence         Primary
1       24277667  7.62500      0.62500   7/1/1999   2559.38     79.65        454000.00 2-Family                        Primary
1       24305658  7.62500      0.62500   6/1/1999   2654.23     66.96        560000.00 Single Family Residence         Primary
1       24368185  7.25000      0.25000   7/1/1999   1719.08     80.00        315000.00 Single Family Residence         Primary
1       24371494  7.25000      0.25000   7/1/1999   2865.14     80.00        525000.00 Single Family Residence         Primary
1       24371635  7.37500      0.37500   6/1/1999   3038.97     79.28        555000.00 Single Family Residence         Primary
1       24372377  7.25000      0.25000   7/1/1999   4434.15     68.42        950000.00 Single Family Residence         Primary
1       24372401  7.62500      0.62500   7/1/1999   1709.32     74.31        325000.00 Single Family Residence         Primary
1       24376287  7.25000      0.25000   5/1/1999   1768.88     79.78        325000.00 Condominium                     Primary
1       24376782  7.50000      0.50000   6/1/1999   3111.50     66.42        670000.00 Single Family Residence         Primary
1       24377236  7.25000      0.25000   6/1/1999   2564.98     80.00        470000.00 Single Family Residence         Primary
1       24377962  7.25000      0.25000   7/1/1999   1792.76     90.00        292000.00 Single Family Residence         Primary
1       24378135  7.25000      0.25000   7/1/1999   2395.80     80.00        439000.00 Single Family Residence         Primary
1       24378523  7.25000      0.25000   7/1/1999   1705.44     52.08        480000.00 Single Family Residence         Primary
1       24378598  7.25000      0.25000   7/1/1999   2046.53     75.00        400000.00 Single Family Residence         Primary
1       24378606  7.37500      0.37500   7/1/1999   1740.50     80.00        315000.00 Single Family Residence         Primary
1       24379414  7.25000      0.25000   8/1/1999   2039.71     75.51        396000.00 Single Family Residence         Primary
1       24379836  7.38000      0.38000   8/1/1999   2135.23     54.21        570000.00 Single Family Residence         Primary
1       24380248  7.37500      0.37500   8/1/1999   1867.59     80.00        338000.00 Single Family Residence         Primary
1       24382046  7.50000      0.50000  10/1/1999   4195.29     60.00       1000000.00 Single Family Residence         Primary
1       24386096  7.25000      0.25000   5/1/1999   2005.60     78.61        374000.00 Single Family Residence         Primary
1       24215162  Purpose
1       24215204  Purpose
1       24221145  Cash-Out Refinance
1       24223190  Purpose
1       24230203  Rate/Term Refinance
1       24230351  Rate/Term Refinance
1       24230443  Purpose
1       24263600  Cash-Out Refinance
1       24263741  Cash-Out Refinance
1       24263915  Cash-Out Refinance
1       24263956  Cash-Out Refinance
1       24264426  Purpose
1       24265316  Purpose
1       24265647  Cash-Out Refinance
1       24265704  Cash-Out Refinance
1       24277667  Purpose
1       24305658  Cash-Out Refinance
1       24368185  Rate/Term Refinance
1       24371494  Purpose
1       24371635  Purpose
1       24372377  Cash-Out Refinance
1       24372401  Purpose
1       24376287  Rate/Term Refinance
1       24376782  Rate/Term Refinance
1       24377236  Purpose
1       24377962  Purpose
1       24378135  Purpose
1       24378523  Purpose
1       24378598  Rate/Term Refinance
1       24378606  Purpose
1       24379414  Purpose
1       24379836  Cash-Out Refinance
1       24380248  Rate/Term Refinance
1       24382046  Cash-Out Refinance
1       24386096  Rate/Term Refinance

1       24387128  7842  OAK GLEN LN           GRANITE BAY            CA      95746          300        293    250000.00    247926.88
1       24387367  3830  COUNTRY PARK DR       ROSEVILLE              CA      95661          360        353    349000.00    347059.30
1       24387458  3149  OAKWOOD RD            CAMERON PARK           CA      95682          360        354    262500.00    261283.00
1       24394124  159  MARIPOSA AVE           DALY CITY              CA      94015          360        353    315400.00    313730.46
1       24394371  3362  COUNTRYSIDE DR        SAN MATEO              CA      94403          360        355    481600.00    479834.89
1       24394413  54  VIA PARAISO             MONTEREY               CA      93940          360        352    290000.00    287752.99
1       24394611  1129  CHAMPAGNE LN          SAN JOSE               CA      95132          360        352    247200.00    245150.01
1       24395071  30  LIDO CIRCLE             REDWOOD CITY           CA      94065          360        351    342220.00    339758.46
1       24446890  21150  VALLEYVIEW DR        WALNUT                 CA      91789          360        354    266000.00    264766.74
1       24447104  1621  LEMONWOOD ST          LA VERNE               CA      91750          360        355    317250.00    315978.73
1       24448797  1779  W LINCOLN RD          STOCKTON               CA      95207          360        353    375000.00    372615.35
1       24448870  9800  RODDEN RD             OAKDALE                CA      95361          360        353    437000.00    434570.01
1       24449043  27600  OWENS RD             ESCALON                CA      95320          360        352    286000.00    284306.71
1       24451411  917  OPAL LN                RIPON                  CA      95366          360        354    244000.00    242868.73
1       24463044  58  DEEPDALE PKWY           ROSLYN HEIGHTS         NY      11577          360        358    274000.00    273602.12
1       24474777  1737  BONAIRE WAY           NEWPORT BEACH          CA      92660          360        353    380000.00    377836.34
1       24475048  27812  COUNTRY LANE RD      LAGUNA NIGUEL          CA      92677          360        354    271000.00    269743.58
1       24492217  6801  INDIAN GARDEN RD      PETOSKEY               MI      49770          360        352    630000.00    625984.16
1       24492241  870  TIMBER HILL RD         HIGHLAND PARK          IL      60035          360        352    375200.00    372808.32
1       24492282  16443  ANDRAES DR           CHESTERFIELD           MO      63005          360        351    280000.00    277986.01
1       24492548  38  W 303 CHRISTINA         BATAVIA                IL      60510          360        351    275000.00    273116.59
1       24503179  6204  PINE TREE DR          LONG GROVE             IL      60047          360        353    487500.00    484789.18
1       24503302  345  E LASALLE ST           VERNON HILLS           IL      60061          360        354    279000.00    277706.51
1       24504052  414  E OAKWOOD DR           BARRINGTON             IL      60010          360        354    612800.00    610028.27
1       24540742  1736  MAGNOLIA RD           ST GEORGE ISLAND       FL      32328          360        352    650000.00    644873.09
1       24543852  36  FARRWOOD DR             ANDOVER                MA      01810          360        354    310000.00    308562.79
1       24555062  1550  JACK PINE RD          HEALDSBURG             CA      95448          360        355    650000.00    647617.66
1       24599490  1011  COWPER ST +           PALO ALTO              CA      94301          360        356    406500.00    405311.89
1       24621286  2202  RANCH VIEW TERRACE    ENCINITAS              CA      92024          360        353    607500.00    604121.91
1       24623779  6509  RYANLYNN DR           FAIRFAX STATION        VA      22039          360        352    260000.00    258422.12
1       24624066  12251  ANGEL WING CT        RESTON                 VA      20191          360        353    242250.00    240999.02
1       24626830  3250  SAMANTHA DR           SANTA YNEZ             CA      93460          360        355    348000.00    346472.90
1       24627366  3571  BARLEY CT             SAN JOSE               CA      95127          360        354    252000.00    250802.57
1       24706939  2  TEMPLE CT                RANCHO MIRAGE          CA      92270          360        352    258000.00    256395.26
1       24708810  25542  VIA DOLARITA         VALENCIA               CA      91355          360        352    297000.00    295241.56
1       24387128  7.37500      0.37500   6/1/1999   1827.20     66.67        375000.00 Single Family Residence         Primary
1       24387367  7.25000      0.25000   6/1/1999   2380.80     79.32        440000.00 Single Family Residence         Primary
1       24387458  7.37500      0.37500   7/1/1999   1813.02     78.95        332500.00 Single Family Residence         Primary
1       24394124  7.50000      0.50000   6/1/1999   2205.32     95.00        332000.00 Single Family Residence         Primary
1       24394371  7.62500      0.62500   8/1/1999   3408.73     80.00        602000.00 Single Family Residence         Primary
1       24394413  7.25000      0.25000   5/1/1999   1978.31     65.32        444000.00 Single Family Residence         Primary
1       24394611  7.37500      0.37500   5/1/1999   1707.35     80.00        309000.00 Single Family Residence         Primary
1       24395071  7.25000      0.25000   4/1/1999   2334.54     75.21        455000.00 Single Family Residence         Primary
1       24446890  7.37500      0.37500   7/1/1999   1837.20     95.00        280000.00 Single Family Residence         Primary
1       24447104  7.50000      0.50000   8/1/1999   2218.26     90.00        352500.00 Single Family Residence         Primary
1       24448797  7.25000      0.25000   6/1/1999   2558.16     68.18        550000.00 Single Family Residence         Primary
1       24448870  7.25000      0.25000   6/1/1999   2981.11     95.00        460000.00 Single Family Residence         Primary
1       24449043  7.62500      0.62500   5/1/1999   2024.29     68.10        420000.00 Single Family Residence         Primary
1       24451411  7.37500      0.37500   7/1/1999   1685.25     80.00        305000.00 Single Family Residence         Primary
1       24463044  7.62500      0.62500  11/1/1999   1939.35     75.48        363000.00 Single Family Residence         Primary
1       24474777  7.25000      0.25000   6/1/1999   2592.27     72.38        525000.00 Single Family Residence         Primary
1       24475048  7.37500      0.37500   7/1/1999   1871.73     66.10        410000.00 Single Family Residence         Primary
1       24492217  7.25000      0.25000   5/1/1999   4297.71     70.00        900000.00 Single Family Residence         Second
1       24492241  7.25000      0.25000   5/1/1999   2559.53     93.80        400000.00 Single Family Residence         Primary
1       24492282  7.25000      0.25000   4/1/1999   1910.09     74.55        375600.00 Single Family Residence         Primary
1       24492548  7.50000      0.50000   4/1/1999   1922.84     52.28        526000.00 Single Family Residence         Primary
1       24503179  7.25000      0.25000   6/1/1999   3325.61     75.00        650000.00 Single Family Residence         Primary
1       24503302  7.37500      0.37500   7/1/1999   1926.98     72.47        385000.00 Single Family Residence         Primary
1       24504052  7.50000      0.50000   7/1/1999   4284.79     74.28        825000.00 Single Family Residence         Primary
1       24540742  7.50000      0.50000   5/1/1999   4544.89     70.27        925000.00 Single Family Residence         Primary
1       24543852  7.37500      0.37500   7/1/1999   2141.09     79.49        390000.00 Single Family Residence         Primary
1       24555062  7.62500      0.62500   8/1/1999   4600.66     72.22        900000.00 Single Family Residence         Second
1       24599490  7.62500      0.62500   9/1/1999   2877.18     47.54        855000.00 2-Family                        Primary
1       24621286  7.25000      0.25000   6/1/1999   4144.22     75.00        810000.00 Single Family Residence         Primary
1       24623779  7.50000      0.50000   5/1/1999   1817.96     35.28        737000.00 Single Family Residence         Primary
1       24624066  7.62500      0.62500   6/1/1999   1714.63     95.00        255000.00 Single Family Residence         Primary
1       24626830  7.37500      0.37500   8/1/1999   2403.55     69.60        500000.00 Single Family Residence         Primary
1       24627366  7.25000      0.25000   7/1/1999   1719.08     68.11        370000.00 Single Family Residence         Primary
1       24706939  7.37500      0.37500   5/1/1999   1781.94     79.63        324000.00 Single Family Residence         Second
1       24708810  7.62500      0.62500   5/1/1999   2102.15     84.86        350000.00 Single Family Residence         Primary
1       24387128  Cash-Out Refinance
1       24387367  Rate/Term Refinance
1       24387458  Rate/Term Refinance
1       24394124  Purpose
1       24394371  Purpose
1       24394413  Cash-Out Refinance
1       24394611  Rate/Term Refinance
1       24395071  Rate/Term Refinance
1       24446890  Rate/Term Refinance
1       24447104  Purpose
1       24448797  Cash-Out Refinance
1       24448870  Purpose
1       24449043  Rate/Term Refinance
1       24451411  Purpose
1       24463044  Purpose
1       24474777  Cash-Out Refinance
1       24475048  Cash-Out Refinance
1       24492217  Cash-Out Refinance
1       24492241  Purpose
1       24492282  Rate/Term Refinance
1       24492548  Cash-Out Refinance
1       24503179  Cash-Out Refinance
1       24503302  Purpose
1       24504052  Rate/Term Refinance
1       24540742  Purpose
1       24543852  Purpose
1       24555062  Purpose
1       24599490  Rate/Term Refinance
1       24621286  Cash-Out Refinance
1       24623779  Cash-Out Refinance
1       24624066  Purpose
1       24626830  Cash-Out Refinance
1       24627366  Cash-Out Refinance
1       24706939  Purpose
1       24708810  Rate/Term Refinance

1       24708844  2411  18TH ST               SANTA MONCIA           CA      90405          360        352    298000.00    296100.42
1       24709446  2175  SUMMITRIDGE DR        BEVERLY HILLS          CA      90210          360        353    633750.00    630395.29
1       24709859  303  CHANDLER AVE           MONTEREY PARK          CA      91754          360        352    268000.00    266373.64
1       24717951  1478  GALAXY DR             NEWPORT BEACH          CA      92660          360        355    875000.00    871712.26
1       24718140  1274  SURF AVE              PACIFIC GROVE          CA      93950          360        352    410000.00    407386.53
1       24718272  19  ALTIMIRA                TRABUCO CANYON         CA      92679          360        352    331500.00    329282.64
1       24719460  25852  WINDSONG DR          LAKE FOREST            CA      92630          360        352    441000.00    438323.67
1       24719841  32  MOUNTAIN LAUREL         DOVE CANYON AREA       CA      92679          360        352    504000.00    500865.18
1       24720179  807  BUENA VISTA UNIT A     SAN CLEMENTE           CA      92672          360        352    360000.00    354622.69
1       24782948  3164  DRY CREEK RD          NAPA                   CA      94558          360        352    310000.00    307986.14
1       24783532  288  MESA RD                BOLINAS                CA      94924          360        353    455000.00    452319.20
1       24783888  1866  23RD AVE              SAN FRANCISCO          CA      94122          360        353    265000.00    263597.22
1       24783961  248  HILLCREST CT           PLEASANT HILL          CA      94523          360        352    253600.00    252005.16
1       24784068  127  HIGHCREST LN           SOUTH SAN FRANCISCO    CA      94080          360        352    346700.00    344489.98
1       24784506  1924  NEWELL AVE            WALNUT CREEK           CA      94595          360        354    365750.00    364095.69
1       24784829  19  CAMINO DE HERRERA       SAN ANSELMO            CA      94960          360        352    335000.00    331631.57
1       24795601  2478  FLAGSTONE DR          NAPA                   CA      94558          360        353    264000.00    262531.95
1       24797227  12800  HWY 12               SONOMA                 CA      95476          360        355    599200.00    597003.85
1       24799462  168  W THOMSON AVE          SONOMA                 CA      95476          360        358    255455.00    255074.64
1       24801706  3629  BEVERLY DR            HIGHLAND PARK          TX      75205          360        354   1100000.00   1095024.67
1       24802159  3203  DARTMOUTH AVE         DALLAS                 TX      75205          360        355    503000.00    500880.97
1       24808404  300  JUPITER TERRACE        SANTA CRUZ             CA      95065          360        352    450000.00    447131.14
1       24809063  322  FRANKLIN ST            SAN MATEO              CA      94402          360        351    420000.00    416978.96
1       24809121  1771  BARCELONA AVE         SAN JOSE               CA      95124          360        352    252000.00    250432.59
1       24809881  608  LINDEN AVE             LOS ALTOS              CA      94022          360        352    419000.00    416283.45
1       24809907  38317  LOGAN DR             FREMONT                CA      94536          360        353    499000.00    496225.22
1       24827347  549  GILES WAY              SAN JOSE               CA      95136          360        354    311250.00    309771.01
1       24883530  39  W 806 CARL SANDBURG     SAINT CHARLES          IL      60175          360        351    449800.00    446642.81
1       24912347  1533  MCDANIEL              EVANSTON               IL      60201          360        352    275000.00    273331.11
1       24912602  920  W SHERIDAN RD          CHICAGO                IL      60613          360        354    357300.00    355643.49
1       24932816  7255  ORCHARD DR            GILROY                 CA      95020          360        354    262500.00    261252.66
1       24933962  14  OAK RD                  SANTA CRUZ             CA      95060          360        354    325000.00    323455.67
1       24953986  710  HILLCREST BLVD         MILLBRAE               CA      94030          360        353    300000.00    298331.79
1       24954026  2000  DAVIS DR              BURLINGAME             CA      94010          360        353    400000.00    397775.71
1       24954372  221  INNER CIRCLE           REDWOOD CITY           CA      94062          360        355    404100.00    402543.54
1       24708844  7.25000      0.25000   5/1/1999   2032.89     58.43        510000.00 Single Family Residence         Primary
1       24709446  7.50000      0.50000   6/1/1999   4431.27     65.00        975000.00 Single Family Residence         Primary
1       24709859  7.50000      0.50000   5/1/1999   1873.89     80.00        335000.00 Condominium                     Second
1       24717951  7.50000      0.50000   8/1/1999   6118.13     68.63       1275000.00 Single Family Residence         Primary
1       24718140  7.25000      0.25000   5/1/1999   2796.92     52.90        775000.00 Single Family Residence         Primary
1       24718272  7.25000      0.25000   5/1/1999   2261.41     65.00        510000.00 Single Family Residence         Primary
1       24719460  7.50000      0.50000   5/1/1999   3083.54     90.00        490000.00 Single Family Residence         Primary
1       24719841  7.37500      0.37500   5/1/1999   3481.00     75.00        672000.00 Single Family Residence         Primary
1       24720179  7.25000      0.25000   5/1/1999   2455.83     65.16        552500.00 Condominium                     Primary
1       24782948  7.50000      0.50000   5/1/1999   2167.56     56.36        550000.00 Single Family Residence         Primary
1       24783532  7.50000      0.50000   6/1/1999   3181.43     70.00        650000.00 Single Family Residence         Primary
1       24783888  7.50000      0.50000   6/1/1999   1852.92     62.35        425000.00 Single Family Residence         Primary
1       24783961  7.50000      0.50000   5/1/1999   1773.21     80.00        317000.00 Single Family Residence         Primary
1       24784068  7.25000      0.25000   5/1/1999   2365.11     89.99        385272.00 Single Family Residence         Primary
1       24784506  7.50000      0.50000   7/1/1999   2557.38     95.00        385000.00 Single Family Residence         Primary
1       24784829  7.25000      0.25000   5/1/1999   2285.29     69.07        485000.00 Single Family Residence         Primary
1       24795601  7.25000      0.25000   6/1/1999   1800.95     74.37        355000.00 Single Family Residence         Primary
1       24797227  7.62500      0.62500   8/1/1999   4241.10     80.00        749000.00 Single Family Residence         Primary
1       24799462  7.50000      0.50000  11/1/1999   1786.18     95.00        268900.00 Single Family Residence         Primary
1       24801706  7.50000      0.50000   7/1/1999   7691.36     24.86       4425000.00 Single Family Residence         Primary
1       24802159  7.62500      0.62500   8/1/1999   3474.10     59.88        840000.00 Single Family Residence         Primary
1       24808404  7.25000      0.25000   5/1/1999   3069.79     47.37        950000.00 Single Family Residence         Primary
1       24809063  7.25000      0.25000   4/1/1999   2865.14     47.19        890000.00 Single Family Residence         Primary
1       24809121  7.37500      0.37500   5/1/1999   1740.50     80.00        315000.00 Single Family Residence         Primary
1       24809881  7.25000      0.25000   5/1/1999   2858.32     55.94        749000.00 Single Family Residence         Primary
1       24809907  7.25000      0.25000   6/1/1999   3404.06     88.32        565000.00 Single Family Residence         Primary
1       24827347  7.25000      0.25000   7/1/1999   2123.27     75.00        415000.00 Single Family Residence         Primary
1       24883530  7.37500      0.37500   4/1/1999   3106.66     89.96        500000.00 Single Family Residence         Primary
1       24912347  7.50000      0.50000   5/1/1999   1922.84     55.56        495000.00 Single Family Residence         Primary
1       24912602  7.37500      0.37500   7/1/1999   2467.78     89.33        400000.00 Condominium                     Primary
1       24932816  7.25000      0.25000   7/1/1999   1790.71     75.00        350000.00 Single Family Residence         Primary
1       24933962  7.25000      0.25000   7/1/1999   2217.07     63.35        513000.00 Single Family Residence         Primary
1       24953986  7.25000      0.25000   6/1/1999   2046.53     61.48        488000.00 Single Family Residence         Primary
1       24954026  7.25000      0.25000   6/1/1999   2728.71     68.97        580000.00 Single Family Residence         Primary
1       24954372  7.37500      0.37500   8/1/1999   2791.02     87.94        459500.00 Single Family Residence         Primary
1       24708844  Rate/Term Refinance
1       24709446  Cash-Out Refinance
1       24709859  Purpose
1       24717951  Rate/Term Refinance
1       24718140  Cash-Out Refinance
1       24718272  Cash-Out Refinance
1       24719460  Purpose
1       24719841  Cash-Out Refinance
1       24720179  Purpose
1       24782948  Rate/Term Refinance
1       24783532  Cash-Out Refinance
1       24783888  Purpose
1       24783961  Purpose
1       24784068  Purpose
1       24784506  Purpose
1       24784829  Cash-Out Refinance
1       24795601  Rate/Term Refinance
1       24797227  Purpose
1       24799462  Purpose
1       24801706  Cash-Out Refinance
1       24802159  Cash-Out Refinance
1       24808404  Cash-Out Refinance
1       24809063  Cash-Out Refinance
1       24809121  Rate/Term Refinance
1       24809881  Rate/Term Refinance
1       24809907  Purpose
1       24827347  Cash-Out Refinance
1       24883530  Purpose
1       24912347  Rate/Term Refinance
1       24912602  Purpose
1       24932816  Cash-Out Refinance
1       24933962  Cash-Out Refinance
1       24953986  Purpose
1       24954026  Cash-Out Refinance
1       24954372  Purpose

1       24954414  1285  SAINT MARK CT         LOS ALTO               CA      94024          360        353    410000.00    407704.38
1       24954422  1731  MADDUX DR             REDWOOD CITY           CA      94061          360        353    290000.00    288387.42
1       24954703  1718  HAMPTON AVE           REDWOOD CITY           CA      94061          360        354    300000.00    298676.34
1       24955049  774  WALNUT AVE             BURLINGAME             CA      94010          360        354    553000.00    550372.26
1       24955064  2115  PULMAN AVE            BELMONT                CA      94002          360        356    376800.00    375670.91
1       24955072  883  CABOT LN               FOSTER CITY            CA      94404          360        354    253000.00    251797.75
1       24955239  454  W SUNNYOAKS AVE        CAMPBELL               CA      95008          360        354    300000.00    298574.44
1       24955247  2715  MONSERAT AVE          BELMONT                CA      94002          360        354    273000.00    271702.75
1       24955338  206  DAY ST+                SAN FRANCISCO          CA      94131          360        354    385000.00    382461.24
1       24955478  227  WINDSOR DR             SAN CARLOS             CA      94070          360        354    425000.00    422980.46
1       24955486  6458  GUADALUPE MINES RD    SAN JOSE               CA      95120          360        354    610000.00    607134.60
1       24955700  441  FAIRWAY DR             HALF MOON BAY          CA      94019          360        354    370000.00    368241.83
1       24955783  963  LURLINE DR             FOSTER CITY            CA      94404          360        354    318000.00    316525.66
1       24955791  1951  ELIZABETH ST          SAN CARLOS             CA      94070          360        354    355000.00    353394.33
1       24955965  2349  SEACREST CT           SAN LEANDRO            CA      94579          360        354    295100.00    293731.87
1       24956518  283  POPLAR AVE             SAN BRUNO              CA      94066          360        355    276000.00    274962.97
1       24967366  4600  PANORAMA DR           LA MESA                CA      91941          360        353    257600.00    256167.55
1       24967697  808  MIDORI CT              SOLANA BEACH           CA      92075          360        353    650000.00    646385.55
1       24975195  538  SHADOW LN              SIMI VALLEY            CA      93065          360        354    265728.00    264465.33
1       24975328  27  BASSWOOD AVE            OAK PARK               CA      91377          240        234    270000.00    266937.45
1       24975872  537  SAVONA WAY             OAK PARK               CA      91377          360        354    283000.00    281687.96
1       24976037  839  CORTE PASTORAL         CAMARILLO              CA      93010          360        355    650000.00    647496.42
1       24977019  2430  TOPSAIL CIRCLE        WESTLAKE VILLAGE       CA      91361          360        355    275000.00    273992.11
1       25006388  204  KINGS PL               NEWPORT BEACH          CA      92663          360        354    780000.00    776558.49
1       25007477  4101  PADDINGTON LN         COLLEYVILLE            TX      76034          360        355    256000.00    253789.21
1       25053158  4046  MURIETTA AVE          SHERMAN OAKS           CA      91423          360        352    310000.00    307468.83
1       25053646  14826  GREENLEAF ST         SHERMAN OAKS           CA      91403          360        353    250000.00    248609.84
1       25054263  23623  SPIRES ST            WEST HILLS             CA      91304          360        354    252000.00    250888.12
1       25054982  4640  DEL MORENO DR         WOODLAND HILLS         CA      91364          360        354    450000.00    444895.97
1       25060732  3107  SAN JOSE AVE          SAN FRANCISCO          CA      94112          360        352    265000.00    263431.06
1       25061227  34  36-38 1/2 LANDERS ST    SAN FRANCISCO          CA      94114          360        352    500000.00    496812.84
1       25061417  1090  ACACIA ST             MONTARA                CA      94037          360        352    436000.00    433220.77
1       25061433  439-41  HOFFMAN ST          SAN FRANCISCO          CA      94114          360        352    330000.00    327896.48
1       25061458  5034  BLACKBIRD WAY         PLEASANTON             CA      94566          360        352    293250.00    291426.05
1       25061789  2868  LANSFORD AVE          SAN JOSE               CA      95125          360        352    340000.00    337885.18
1       24954414  7.25000      0.25000   6/1/1999   2796.92     55.78        735000.00 Single Family Residence         Primary
1       24954422  7.25000      0.25000   6/1/1999   1978.31     65.91        440000.00 Single Family Residence         Primary
1       24954703  7.62500      0.62500   7/1/1999   2123.38     70.59        425000.00 Single Family Residence         Primary
1       24955049  7.25000      0.25000   7/1/1999   3772.43     56.72        975000.00 Single Family Residence         Primary
1       24955064  7.50000      0.50000   9/1/1999   2634.64     80.00        471000.00 Single Family Residence         Primary
1       24955072  7.25000      0.25000   7/1/1999   1725.91     62.94        402000.00 Single Family Residence         Primary
1       24955239  7.25000      0.25000   7/1/1999   2046.53     80.00        375000.00 Single Family Residence         Primary
1       24955247  7.25000      0.25000   7/1/1999   1862.34     52.00        525000.00 Single Family Residence         Primary
1       24955338  7.25000      0.25000   7/1/1999   2626.38     54.23        710000.00 2-Family                        Primary
1       24955478  7.25000      0.25000   7/1/1999   2899.25     72.03        590000.00 Single Family Residence         Primary
1       24955486  7.50000      0.50000   7/1/1999   4265.21     64.89        940000.00 Single Family Residence         Primary
1       24955700  7.25000      0.25000   7/1/1999   2524.05     52.86        700000.00 Single Family Residence         Primary
1       24955783  7.37500      0.37500   7/1/1999   2196.35     71.46        445000.00 Single Family Residence         Primary
1       24955791  7.50000      0.50000   7/1/1999   2482.21     64.55        550000.00 Single Family Residence         Primary
1       24955965  7.37500      0.37500   7/1/1999   2038.18     74.90        394000.00 Single Family Residence         Primary
1       24956518  7.50000      0.50000   8/1/1999   1929.83     74.59        370000.00 Single Family Residence         Primary
1       24967366  7.25000      0.25000   6/1/1999   1757.29     80.00        322000.00 Single Family Residence         Primary
1       24967697  7.25000      0.25000   6/1/1999   4434.15     79.27        820000.00 Single Family Residence         Primary
1       24975195  7.25000      0.25000   7/1/1999   1812.73     84.90        313000.00 Single Family Residence         Primary
1       24975328  7.25000      0.25000   7/1/1999   2134.02     72.97        370000.00 Single Family Residence         Primary
1       24975872  7.37500      0.37500   7/1/1999   1954.61     70.75        400000.00 Single Family Residence         Primary
1       24976037  7.37500      0.37500   8/1/1999   4489.39     73.36        886000.00 Single Family Residence         Primary
1       24977019  7.62500      0.62500   8/1/1999   1946.43     60.84        452000.00 Single Family Residence         Primary
1       25006388  7.62500      0.62500   7/1/1999   5520.79     65.00       1200000.00 Single Family Residence         Primary
1       25007477  7.37500      0.37500   8/1/1999   1768.13     80.00        320000.00 Single Family Residence         Primary
1       25053158  7.37500      0.37500   5/1/1999   2141.09     70.45        440000.00 Single Family Residence         Primary
1       25053646  7.25000      0.25000   6/1/1999   1705.44     52.63        475000.00 Single Family Residence         Primary
1       25054263  7.62500      0.62500   7/1/1999   1783.64     80.00        315000.00 Single Family Residence         Primary
1       25054982  7.25000      0.25000   7/1/1999   3069.79     75.00        600000.00 Single Family Residence         Primary
1       25060732  7.62500      0.62500   5/1/1999   1875.65     94.98        279000.00 Single Family Residence         Primary
1       25061227  7.25000      0.25000   5/1/1999   3410.88     67.57        740000.00 4-Family                        Primary
1       25061417  7.25000      0.25000   5/1/1999   2974.29     89.90        485000.00 Single Family Residence         Primary
1       25061433  7.25000      0.25000   5/1/1999   2251.18     55.00        600000.00 2-Family                        Primary
1       25061458  7.37500      0.37500   5/1/1999   2025.40     75.00        391000.00 Single Family Residence         Primary
1       25061789  7.37500      0.37500   5/1/1999   2348.30     62.96        540000.00 Single Family Residence         Primary
1       24954414  Rate/Term Refinance
1       24954422  Cash-Out Refinance
1       24954703  Purpose
1       24955049  Cash-Out Refinance
1       24955064  Purpose
1       24955072  Rate/Term Refinance
1       24955239  Purpose
1       24955247  Rate/Term Refinance
1       24955338  Cash-Out Refinance
1       24955478  Cash-Out Refinance
1       24955486  Cash-Out Refinance
1       24955700  Rate/Term Refinance
1       24955783  Cash-Out Refinance
1       24955791  Cash-Out Refinance
1       24955965  Purpose
1       24956518  Cash-Out Refinance
1       24967366  Purpose
1       24967697  Purpose
1       24975195  Purpose
1       24975328  Rate/Term Refinance
1       24975872  Cash-Out Refinance
1       24976037  Purpose
1       24977019  Cash-Out Refinance
1       25006388  Cash-Out Refinance
1       25007477  Purpose
1       25053158  Rate/Term Refinance
1       25053646  Rate/Term Refinance
1       25054263  Rate/Term Refinance
1       25054982  Cash-Out Refinance
1       25060732  Purpose
1       25061227  Cash-Out Refinance
1       25061417  Purpose
1       25061433  Cash-Out Refinance
1       25061458  Cash-Out Refinance
1       25061789  Purpose

1       25061870  5850  LONE PINE RD          SEBASTOPOL             CA      95472          360        352    310000.00    308071.86
1       25062068  125  KING ST                LARKSPUR               CA      94939          360        352    535000.00    528568.12
1       25073313  42250  CAMINO TIEMPO        TEMECULA               CA      92590          360        352    352000.00    349756.24
1       25091372  4  HILLSIDE DR              BOULDER CITY           NV      89005          360        352    600000.00    596447.67
1       25092255  6595  REY DEL SIERRA DR     SPARKS                 NV      89436          360        353    307500.00    305789.99
1       25092438  10675  FAIRFIELD AVE        LAS VEGAS              NV      89012          360        353    396000.00    393797.98
1       26052985  8803  ALTIMONT LN           CHEVY CHASE            MD      20815          360        353    273000.00    271554.86
1       26053058  1473  FLORIDA AVE NW        WASHINGTON             DC      20009          360        353    246050.00    244714.99
1       26059295  652  CYPRESS AVE            SAN BRUNO              CA      94066          360        352    311200.00    307679.10
1       26059790  405  REDWOOD RD             SAN ANSELMO            CA      94960          360        353    306000.00    302761.80
1       26060129  4  ARAGON BLVD              SAN MATEO              CA      94402          360        352    250000.00    248482.80
1       26060236  15835  LA PRENDA CT         MORGAN HILL            CA      95030          360        352    324000.00    321934.72
1       26074336  12237  JAMES RD             MINNETONKA             MN      55343          360        352    300000.00    297981.61
1       26085555  16084  TUKWUT CT            PAUMA VALLEY           CA      92061          360        354    443000.00    440946.15
1       26095455  27  PRINCETON ST            SAN FRANCISCO          CA      94134          360        354    266000.00    264736.00
1       26095760  1025  LOMBARD ST UNIT 1     SAN FRANCISCO          CA      94109          360        354    500000.00    497624.09
1       26095794  10  ROCKAWAY AVE            SAN FRANCISCO          CA      94127          360        354    266000.00    264736.00
1       26095802  1122  BURROWS ST            SAN FRANCISCO          CA      94134          360        354    256000.00    254783.56
1       26113092  1251  MANOR DR S            WESTON                 FL      33326          360        355    285000.00    283955.45
1       26113415  27027  PACIFIC TERRACE DR   MISSION VIEJO          CA      92692          360        354    335000.00    333408.13
1       26113472  10  MORNING DOVE            LAGUNA NIGUEL          CA      92677          360        354    650000.00    646911.28
1       26113522  33  SYCAMORE CANYON DR      DOVE CANYON            CA      92679          360        354    436000.00    433975.92
1       26113670  2106  VIA VIEJO             SAN CLEMENTE           CA      92672          360        354    352000.00    350327.36
1       26116541  4960  E PALOMINO DR         PHOENIX                AZ      85018          360        353    584000.00    580752.57
1       26117507  1842  E CAMPO BELLO DR      PHOENIX                AZ      85022          360        353    288750.00    287144.39
1       26117572  56006  N U.S HWY 89         WICKENBURG             AZ      85390          360        353    308650.00    307056.10
1       26117580  6233  N 75TH ST             SCOTTSDALE             AZ      85250          360        353    460000.00    457504.17
1       26117689  617  N ALCALA DR            LITCHFIELD PARK        AZ      85340          360        353    300000.00    298411.99
1       26117739  6528  N 60TH ST             PARADISE VALLEY        AZ      85253          360        353    486000.00    483297.50
1       26117994  12813  W GEORGIA AVE        LITCHFIELD PARK        AZ      85340          360        353    256452.00    255060.58
1       26118562  6262  W LOUISE DR           GLENDALE               AZ      85308          360        352    281200.00    279493.50
1       26119487  1901  E LOCKWOOD            MESA                   AZ      85203          360        354    299250.00    297929.66
1       26134288  763  SAN CARRIZO WAY        MOUNTAIN VIEW          CA      94043          360        353    300000.00    298331.79
1       26134445  24  MORSE LN                WOODSIDE               CA      94062          360        355    370000.00    368643.88
1       26154567  1117  W WELLINGTON AVE      CHICAGO                IL      60657          360        353    544000.00    541048.46
1       25061870  7.37500      0.37500   5/1/1999   2141.09     78.88        393000.00 Single Family Residence         Primary
1       25062068  7.25000      0.25000   5/1/1999   3649.64     76.43        700000.00 Single Family Residence         Primary
1       25073313  7.25000      0.25000   5/1/1999   2401.26     70.40        500000.00 Single Family Residence         Primary
1       25091372  7.62500      0.62500   5/1/1999   4246.76     60.91        985000.00 Single Family Residence         Primary
1       25092255  7.25000      0.25000   6/1/1999   2097.69     64.74        475000.00 Single Family Residence         Primary
1       25092438  7.25000      0.25000   6/1/1999   2701.42     80.00        495000.00 Single Family Residence         Primary
1       26052985  7.50000      0.50000   6/1/1999   1908.86     74.79        365000.00 Single Family Residence         Primary
1       26053058  7.37500      0.37500   6/1/1999   1699.41     95.00        259000.00 Single Family Residence         Primary
1       26059295  7.25000      0.25000   5/1/1999   2122.93     80.00        389000.00 Single Family Residence         Primary
1       26059790  7.25000      0.25000   6/1/1999   2087.46     36.43        840000.00 Single Family Residence         Primary
1       26060129  7.50000      0.50000   5/1/1999   1748.04     38.46        650000.00 Single Family Residence         Primary
1       26060236  7.25000      0.25000   5/1/1999   2210.25     80.00        405000.00 Single Family Residence         Second
1       26074336  7.25000      0.25000   5/1/1999   2046.53     75.00        400000.00 Single Family Residence         Primary
1       26085555  7.37500      0.37500   7/1/1999   3059.69     79.11        560000.00 Single Family Residence         Primary
1       26095455  7.25000      0.25000   7/1/1999   1814.59     79.64        334000.00 Single Family Residence         Primary
1       26095760  7.25000      0.25000   7/1/1999   3410.88     73.53        680000.00 Condominium                     Primary
1       26095794  7.25000      0.25000   7/1/1999   1814.59     42.56        625000.00 Single Family Residence         Primary
1       26095802  7.25000      0.25000   7/1/1999   1746.37     80.00        320000.00 Single Family Residence         Primary
1       26113092  7.62500      0.62500   8/1/1999   2017.21     75.00        380000.00 Single Family Residence         Primary
1       26113415  7.25000      0.25000   7/1/1999   2285.29     73.46        456000.00 Single Family Residence         Primary
1       26113472  7.25000      0.25000   7/1/1999   4434.15     52.50       1238000.00 Single Family Residence         Primary
1       26113522  7.37500      0.37500   7/1/1999   3011.34     75.83        575000.00 Single Family Residence         Primary
1       26113670  7.25000      0.25000   7/1/1999   2401.26     80.00        440000.00 Single Family Residence         Primary
1       26116541  7.25000      0.25000   6/1/1999   3983.91     77.87        750000.00 Single Family Residence         Primary
1       26117507  7.25000      0.25000   6/1/1999   1969.78     75.00        385000.00 Single Family Residence         Primary
1       26117572  7.62500      0.62500   6/1/1999   2184.61     94.97        325000.00 Single Family Residence         Primary
1       26117580  7.37500      0.37500   6/1/1999   3177.11     61.33        750000.00 Single Family Residence         Primary
1       26117689  7.50000      0.50000   6/1/1999   2097.64     75.00        400000.00 Single Family Residence         Primary
1       26117739  7.25000      0.25000   6/1/1999   3315.38     89.17        545000.00 Single Family Residence         Primary
1       26117994  7.37500      0.37500   6/1/1999   1771.25     94.98        270000.00 Single Family Residence         Primary
1       26118562  7.50000      0.50000   5/1/1999   1966.19     94.36        298000.00 Single Family Residence         Primary
1       26119487  7.62500      0.62500   7/1/1999   2118.07     95.00        315000.00 Single Family Residence         Primary
1       26134288  7.25000      0.25000   6/1/1999   2046.53     73.17        410000.00 Single Family Residence         Primary
1       26134445  7.62500      0.62500   8/1/1999   2618.84     41.81        885000.00 Single Family Residence         Primary
1       26154567  7.37500      0.37500   6/1/1999   3757.27     80.00        680000.00 2-Family                        Primary
1       25061870  Rate/Term Refinance
1       25062068  Rate/Term Refinance
1       25073313  Cash-Out Refinance
1       25091372  Cash-Out Refinance
1       25092255  Cash-Out Refinance
1       25092438  Purpose
1       26052985  Rate/Term Refinance
1       26053058  Purpose
1       26059295  Purpose
1       26059790  Cash-Out Refinance
1       26060129  Cash-Out Refinance
1       26060236  Purpose
1       26074336  Cash-Out Refinance
1       26085555  Rate/Term Refinance
1       26095455  Rate/Term Refinance
1       26095760  Cash-Out Refinance
1       26095794  Cash-Out Refinance
1       26095802  Purpose
1       26113092  Cash-Out Refinance
1       26113415  Cash-Out Refinance
1       26113472  Cash-Out Refinance
1       26113522  Rate/Term Refinance
1       26113670  Purpose
1       26116541  Purpose
1       26117507  Cash-Out Refinance
1       26117572  Purpose
1       26117580  Cash-Out Refinance
1       26117689  Cash-Out Refinance
1       26117739  Purpose
1       26117994  Purpose
1       26118562  Purpose
1       26119487  Purpose
1       26134288  Cash-Out Refinance
1       26134445  Purpose
1       26154567  Purpose

1       26159491  343  I ST+                  CORONADO               CA      92118          360        354    434000.00    432085.13
1       26164459  12-14  WESTMINSTER ST       SOMERVILLE             MA      02144          360        355    396000.00    394299.96
1       26189688  1716  AVENIDA CRESCENTA     SAN CLEMENTE           CA      92672          360        352    318000.00    315972.97
1       26190280  2672  COPA DE ORO DR        LOS ALAMITOS           CA      90720          360        352    354000.00    351743.51
1       26190710  12  BURNING TREE RD         NEWPORT BEACH          CA      92660          360        352    765000.00    760470.78
1       26190793  229  S VIOLET LN            ORANGE                 CA      92869          360        353    292500.00    290873.48
1       26190934  4588  LIVE OAK CANYON RD    LA VERNE               CA      91750          360        352    285000.00    283183.33
1       26191320  1319 E  BALBOA BLVD UNIT C  NEWPORT BEACH          CA      92660          360        352    603750.00    600175.50
1       26192690  632  ST JAMES RD            NEWPORT BEACH          CA      92663          360        353    410000.00    407775.45
1       26215376  35  BROWN AVE               SEEKONK                MA      02771          360        356    242250.00    241505.86
1       26217992  2  EISENHOWER LN            COTO DE CAZA           CA      92679          360        353    505000.00    502124.91
1       26218404  8144  PASEO DEL OCASO       LA JOLLA               CA      92037          360        354    631200.00    628273.62
1       26218586  9  FREEDOM FARM RD          ACTON                  MA      01720          360        356    300000.00    299101.06
1       26224840  432  BUCHANAN ST            SAN FRANCISCO          CA      94102          360        352    282000.00    280309.77
1       26225318  29  ARCANGEL CT             FAIRFAX                CA      94930          360        354    373600.00    371824.71
1       26225383  1826  HEATHER LN            PETALUMA               CA      94954          360        352    287000.00    284608.32
1       26225391  249  LOS ANGELES BLVD       SAN ANSELMO            CA      94960          360        352    300000.00    298134.01
1       26225433  4721  LARKWOOD AVE          L A (WOODLAND HILLS    CA      91364          360        352    271200.00    268692.01
1       26225581  101  LIBERTY ST             SAN FRANCISCO          CA      94110          360        352    648000.00    641403.38
1       26225854  729  DOUGLASS ST            SAN FRANCISCO          CA      94114          360        352    475000.00    471972.16
1       26225953  310  SANCHEZ ST             SAN FRANCISCO          CA      94114          360        355    322000.00    320728.77
1       26226498  370-72  HERMANN ST          SAN FRANCISCO          CA      94117          360        352    375000.00    372779.76
1       26229534  97  RALPH AVE               WHITE PLAINS           NY      10606          360        355    342000.00    340712.88
1       26250712  317  S PATTON AVE           LOS ANGELES            CA      90732          360        352    274450.00    272698.70
1       26251553  755  HAVANA AVE             LONG BEACH             CA      90804          360        352    494000.00    490851.09
1       26252700  3391  SAINT ALBANS DR       LOS ALAMITOS           CA      90720          360        352    363750.00    361487.52
1       26253005  12556  ROSY CIRCLE          LOS ANGELES            CA      90066          360        352    248000.00    245532.60
1       26253542  1824  OAKWOOD AVE           GLENDALE               CA      91208          360        352    247000.00    245425.50
1       26254136  284  W LARCOM ST            THOUSAND OAKS          CA      91360          360        353    254300.00    252885.97
1       26254250  17  SEVEN KINGS PL          ALISO VIEJO            CA      92656          360        352    256400.00    254765.62
1       26254458  1444  N SPAULDING AVE       LOS ANGELES            CA      90046          360        353    336000.00    332141.85
1       26255059  5551  FREEDOM BLVD          APTOS                  CA      95003          360        352    322500.00    318937.87
1       26255273  7023  ALMOND HILL CT        ORANGEVALE             CA      95662          360        353    301100.00    299319.88
1       26256560  5  ERIN LN                  HALF MOON BAY          CA      94019          360        352    305550.00    303649.49
1       26257618  1586  HESTER AVE            SAN JOSE               CA      95126          360        352    325000.00    322928.36
1       26159491  7.62500      0.62500   7/1/1999   3071.82     70.00        620000.00 2-Family                        Primary
1       26164459  7.62500      0.62500   8/1/1999   2802.86     90.00        440000.00 3-Family                        Primary
1       26189688  7.25000      0.25000   5/1/1999   2169.32     74.82        425000.00 Single Family Residence         Primary
1       26190280  7.25000      0.25000   5/1/1999   2414.90     79.73        444000.00 Single Family Residence         Primary
1       26190710  7.62500      0.62500   5/1/1999   5414.62     58.85       1300000.00 Single Family Residence         Primary
1       26190793  7.25000      0.25000   6/1/1999   1995.37     78.00        375000.00 Single Family Residence         Primary
1       26190934  7.25000      0.25000   5/1/1999   1944.20     64.77        440000.00 Single Family Residence         Primary
1       26191320  7.62500      0.62500   5/1/1999   4273.30     75.00        805000.00 Condominium                     Primary
1       26192690  7.37500      0.37500   6/1/1999   2831.77     73.87        555000.00 Single Family Residence         Primary
1       26215376  7.37500      0.37500   9/1/1999   1673.16     95.00        255000.00 Single Family Residence         Primary
1       26217992  7.25000      0.25000   6/1/1999   3444.98     72.14        700000.00 Single Family Residence         Primary
1       26218404  7.37500      0.37500   7/1/1999   4359.54     79.90        790000.00 Single Family Residence         Second
1       26218586  7.50000      0.50000   9/1/1999   2097.64     72.29        415000.00 Single Family Residence         Primary
1       26224840  7.62500      0.62500   5/1/1999   1995.98     60.00        470000.00 Single Family Residence         Investor
1       26225318  7.25000      0.25000   7/1/1999   2548.61     80.00        467000.00 Single Family Residence         Primary
1       26225383  7.62500      0.62500   5/1/1999   2031.37     79.72        360000.00 Single Family Residence         Primary
1       26225391  7.37500      0.37500   5/1/1999   2072.03     71.43        420000.00 Single Family Residence         Primary
1       26225433  7.25000      0.25000   5/1/1999   1850.06     80.00        339000.00 Single Family Residence         Primary
1       26225581  7.25000      0.25000   5/1/1999   4420.50     80.00        810000.00 Condominium                     Primary
1       26225854  7.25000      0.25000   5/1/1999   3240.34     65.52        725000.00 2-Family                        Primary
1       26225953  7.25000      0.25000   8/1/1999   2196.61     70.00        460000.00 Single Family Residence         Primary
1       26226498  7.62500      0.62500   5/1/1999   2654.23     75.00        500000.00 2-Family                        Primary
1       26229534  7.50000      0.50000   8/1/1999   2391.31     90.00        380000.00 Single Family Residence         Primary
1       26250712  7.25000      0.25000   5/1/1999   1872.23     89.98        305000.00 Single Family Residence         Primary
1       26251553  7.25000      0.25000   5/1/1999   3369.95     74.85        660000.00 Single Family Residence         Primary
1       26252700  7.37500      0.37500   5/1/1999   2512.33     75.00        485000.00 Single Family Residence         Primary
1       26253005  7.50000      0.50000   5/1/1999   1734.05     66.13        375000.00 Single Family Residence         Primary
1       26253542  7.25000      0.25000   5/1/1999   1684.98     89.82        275000.00 Single Family Residence         Primary
1       26254136  7.25000      0.25000   6/1/1999   1734.77     87.39        291000.00 Single Family Residence         Primary
1       26254250  7.25000      0.25000   5/1/1999   1749.10     89.99        284933.00 Condominium                     Primary
1       26254458  7.37500      0.37500   6/1/1999   2320.67     68.57        490000.00 Single Family Residence         Primary
1       26255059  7.37500      0.37500   5/1/1999   2227.43     75.00        430000.00 Single Family Residence         Primary
1       26255273  7.25000      0.25000   6/1/1999   2054.03     89.88        335000.00 Single Family Residence         Primary
1       26256560  7.37500      0.37500   5/1/1999   2110.36     89.87        340000.00 Condominium                     Primary
1       26257618  7.25000      0.25000   5/1/1999   2217.07     61.90        525000.00 Single Family Residence         Primary
1       26159491  Purpose
1       26164459  Purpose
1       26189688  Cash-Out Refinance
1       26190280  Purpose
1       26190710  Cash-Out Refinance
1       26190793  Cash-Out Refinance
1       26190934  Cash-Out Refinance
1       26191320  Purpose
1       26192690  Cash-Out Refinance
1       26215376  Purpose
1       26217992  Cash-Out Refinance
1       26218404  Purpose
1       26218586  Purpose
1       26224840  Rate/Term Refinance
1       26225318  Purpose
1       26225383  Rate/Term Refinance
1       26225391  Cash-Out Refinance
1       26225433  Purpose
1       26225581  Purpose
1       26225854  Cash-Out Refinance
1       26225953  Purpose
1       26226498  Purpose
1       26229534  Rate/Term Refinance
1       26250712  Purpose
1       26251553  Cash-Out Refinance
1       26252700  Rate/Term Refinance
1       26253005  Rate/Term Refinance
1       26253542  Purpose
1       26254136  Purpose
1       26254250  Purpose
1       26254458  Rate/Term Refinance
1       26255059  Cash-Out Refinance
1       26255273  Rate/Term Refinance
1       26256560  Purpose
1       26257618  Purpose

1       26257634  350  BUNDY AVE              SAN JOSE               CA      95117          360        353    348000.00    346111.88
1       26263004  83  TENNYSON ST             WEST ROXBURY           MA      02132          360        353    274550.00    273096.71
1       26263038  58  SPORT HILL              REDDING                CT      06896          360        354    375250.00    373594.30
1       26263053  152  PYTHIAN AVE            HAWTHORNE              NY      10532          360        354    319200.00    317720.09
1       26264184  10708  WENTWORTH            NAPERVILLE             IL      60564          360        354    388800.00    387084.55
1       26275164  7342  BASSANO DR            GOLETA                 CA      93117          360        355    287750.00    286695.34
1       26289520  7847  YORKTOWN AVE          LOS ANGELES            CA      90045          360        354    247500.00    246323.89
1       26289546  150  OCEAN PARK BLVD        SANTA MONICA           CA      90405          360        354    320000.00    318479.44
1       26290387  1348  PINE ST               SANTA MONICA           CA      90404          360        355    428850.00    427278.22
1       26290569  1319  HARVARD ST UNIT B     SANTA MONICA           CA      90404          360        354    291200.00    289849.90
1       26291815  129  ALTA AVE UNIT 2        SANTA MONICA           CA      90402          360        356    425000.00    423757.83
1       26296103  1303  'Q' STREE NW          WASHINGTON             DC      20009          360        353    398400.00    396238.43
1       26303693  390  S HENRY AVE            SAN JOSE               CA      95117          360        353    288000.00    286475.47
1       26304329  21000  COMER DR             SARATOGA               CA      95070          360        353    573500.00    570310.98
1       26305029  11240  COLUMBET AVE         GILROY                 CA      95020          360        353    325500.00    323690.04
1       26305193  739  ARDEN DR               ENCINITAS              CA      92024          360        354    302640.00    301236.88
1       26305284  11107  CHERRY RIDGE RD      SEBASTOPOL             CA      95472          360        353    286200.00    284577.06
1       26305292  1421  GRACE AVE             SAN JOSE               CA      95125          360        354    335000.00    333408.13
1       26305441  961  SAND DUNES RD          PEBBLE BEACH           CA      93953          360        354    700000.00    696803.31
1       26305458  165  GIDDINGS CT            SAN JOSE               CA      95139          360        354    290000.00    288518.29
1       26305748  439  MONROE DR              PALO ALTO              CA      94306          360        354    460000.00    455875.25
1       26306431  3520  KILO AVE              SAN JOSE               CA      95124          360        355    313200.00    312023.19
1       26321588  316  MT WASHINGTON WAY      CLAYTON                CA      94517          360        355    259000.00    258050.71
1       26337550  5149  W ESTES AVE           SKOKIE                 IL      60077          360        352    295000.00    293119.57
1       26356519  10205  COLLINS AVENUE       BAL HARBOR             FL      33154          360        353    342000.00    338735.68
1       26357343  ONE  GROVE ISLE DR          MIAMI                  FL      33133          360        353    271200.00    269540.21
1       26481291  614  VALENCIA AVE           EL GRANADA             CA      94018          360        352    360000.00    357815.30
1       26481416  1001  MICHIGAN AVE          SAN JOSE               CA      95125          360        352    599000.00    595077.44
1       26481507  260  WILLOWBROOK DR         PORTOLA VALLEY         CA      94028          360        353   1072500.00   1066536.20
1       26481960  435  LAVERNE AVE            MILL VALLEY            CA      94941          360        352    285000.00    283183.33
1       26482208  19047  SARATOGA GLEN PL     SARATOGA               CA      95070          360        353    461000.00    458306.17
1       26549345  359  SHORE VIEW LN          ENCINITAS              CA      92024          360        354    407000.00    405065.99
1       26549360  5107  CHOC CLIFF DR         BONITA                 CA      91902          360        353    285000.00    280013.18
1       26596882  451  CABONIA CT             PLEASANTON             CA      94566          360        353    484000.00    478843.14
1       26602037  15637  TALOGA ST            HACIENDA HEIGHTS       CA      91745          360        353    306000.00    304339.72
1       26257634  7.37500      0.37500   6/1/1999   2403.55     79.45        438000.00 Single Family Residence         Primary
1       26263004  7.50000      0.50000   6/1/1999   1919.69     94.67        290000.00 Single Family Residence         Primary
1       26263038  7.62500      0.62500   7/1/1999   2656.00     93.81        400000.00 Single Family Residence         Primary
1       26263053  7.37500      0.37500   7/1/1999   2204.64     95.00        336000.00 Single Family Residence         Primary
1       26264184  7.62500      0.62500   7/1/1999   2751.90     90.00        432000.00 Single Family Residence         Primary
1       26275164  7.62500      0.62500   8/1/1999   2036.68     78.84        365000.00 Single Family Residence         Primary
1       26289520  7.25000      0.25000   7/1/1999   1688.39     75.00        330000.00 Single Family Residence         Primary
1       26289546  7.25000      0.25000   7/1/1999   2182.96     76.19        420000.00 Condominium                     Primary
1       26290387  7.62500      0.62500   8/1/1999   3035.37     90.00        476500.00 Single Family Residence         Primary
1       26290569  7.37500      0.37500   7/1/1999   2011.25     80.00        364000.00 Condominium                     Primary
1       26291815  7.62500      0.62500   9/1/1999   3008.12     59.52        714000.00 Condominium                     Primary
1       26296103  7.37500      0.37500   6/1/1999   2751.65     80.00        498000.00 2-Family                        Primary
1       26303693  7.50000      0.50000   6/1/1999   2013.74     90.00        320000.00 Single Family Residence         Primary
1       26304329  7.25000      0.25000   6/1/1999   3912.28     52.14       1100000.00 Single Family Residence         Primary
1       26305029  7.25000      0.25000   6/1/1999   2220.48     45.21        720000.00 Single Family Residence         Primary
1       26305193  7.37500      0.37500   7/1/1999   2090.26     80.00        378300.00 Single Family Residence         Second
1       26305284  7.15000      0.25000   6/1/1999   1933.01     90.00        318000.00 Single Family Residence         Second
1       26305292  7.25000      0.25000   7/1/1999   2285.29     70.53        475000.00 Single Family Residence         Primary
1       26305441  7.50000      0.50000   7/1/1999   4894.50     44.03       1590000.00 Single Family Residence         Second
1       26305458  7.25000      0.25000   7/1/1999   1978.31     68.24        425000.00 Single Family Residence         Primary
1       26305748  7.50000      0.50000   7/1/1999   3216.39     80.00        575000.00 Single Family Residence         Primary
1       26306431  7.50000      0.50000   8/1/1999   2189.94     90.00        348000.00 Single Family Residence         Primary
1       26321588  7.62500      0.62500   8/1/1999   1833.19     74.64        347000.00 Single Family Residence         Primary
1       26337550  7.25000      0.25000   5/1/1999   2012.42     71.95        410000.00 Single Family Residence         Primary
1       26356519  7.25000      0.25000   6/1/1999   2333.04     90.00        380000.00 Condominium                     Primary
1       26357343  7.25000      0.25000   6/1/1999   1850.06     79.07        343000.00 Condominium                     Primary
1       26481291  7.50000      0.50000   5/1/1999   2517.17     80.00        450000.00 Single Family Residence         Primary
1       26481416  7.25000      0.25000   5/1/1999   4086.24     74.97        799000.00 Single Family Residence         Primary
1       26481507  7.25000      0.25000   6/1/1999   7316.34     65.00       1650000.00 Single Family Residence         Primary
1       26481960  7.25000      0.25000   5/1/1999   1944.20     75.00        380000.00 Single Family Residence         Primary
1       26482208  7.37500      0.37500   6/1/1999   3184.01     76.83        600000.00 Single Family Residence         Primary
1       26549345  7.25000      0.25000   7/1/1999   2776.46     79.03        515000.00 Single Family Residence         Primary
1       26549360  7.37500      0.37500   6/1/1999   1968.42     75.00        380000.00 Single Family Residence         Primary
1       26596882  7.37500      0.37500   6/1/1999   3342.87     80.00        605000.00 Single Family Residence         Primary
1       26602037  7.37500      0.37500   6/1/1999   2113.47     89.74        341000.00 Single Family Residence         Primary
1       26257634  Rate/Term Refinance
1       26263004  Purpose
1       26263038  Purpose
1       26263053  Purpose
1       26264184  Purpose
1       26275164  Rate/Term Refinance
1       26289520  Rate/Term Refinance
1       26289546  Rate/Term Refinance
1       26290387  Purpose
1       26290569  Purpose
1       26291815  Purpose
1       26296103  Rate/Term Refinance
1       26303693  Purpose
1       26304329  Rate/Term Refinance
1       26305029  Cash-Out Refinance
1       26305193  Purpose
1       26305284  Purpose
1       26305292  Cash-Out Refinance
1       26305441  Purpose
1       26305458  Cash-Out Refinance
1       26305748  Purpose
1       26306431  Purpose
1       26321588  Cash-Out Refinance
1       26337550  Rate/Term Refinance
1       26356519  Rate/Term Refinance
1       26357343  Purpose
1       26481291  Purpose
1       26481416  Purpose
1       26481507  Cash-Out Refinance
1       26481960  Cash-Out Refinance
1       26482208  Rate/Term Refinance
1       26549345  Rate/Term Refinance
1       26549360  Cash-Out Refinance
1       26596882  Purpose
1       26602037  Purpose

1       26615484  1100  TROWBRIDGE WAY        DANVILLE               CA      94506          360        352    300000.00    298134.01
1       26615831  950  BOLLINGER CANYON RD    MORAGA                 CA      94556          360        352    460000.00    457276.53
1       26616003  42624  BARON ST             FREMONT                CA      94538          360        353    325000.00    322814.12
1       26616318  238-42  FRANCISCO ST        SAN FRANCISCO          CA      94133          360        352    500000.00    497039.69
1       26616391  3075  ARDEN WAY             NAPA                   CA      94558          360        352    262500.00    260826.76
1       26616524  2  BELLEVUE AVE             BELVEDERE              CA      94920          360        352    850000.00    843339.51
1       26616730  1602-  1604 SILVER AVE      REDWOOD CITY           CA      94061          360        353    392000.00    389878.44
1       26617266  3140  HOLLYBURNE CT         GLENDALE               CA      91206          360        353    423000.00    420760.86
1       26617399  2167  LA MIEL WAY           SAN JOSE               CA      95008          360        353    351000.00    349159.91
1       26617597  105  PARKHAVEN DR           DANVILLE               CA      94506          360        353    475000.00    472358.67
1       26617670  439  JOOST AVE              SAN FRANCISCO          CA      94127          360        353    272800.00    271283.04
1       26617852  2509  COLT RD               RANCHO PALOS VERDES    CA      90275          360        353    440000.00    437553.27
1       26618470  137  SENATOR ST             BROOKLYN               NY      11220          360        354    258100.00    256903.41
1       26618991  73  JEREMY CT               MONROE TOWNSHIP        NJ      08882          360        354    282625.00    281346.66
1       26625160  80  CONOVER LN              TEMPLETON              CA      93465          360        355    341000.00    339750.16
1       26626481  32461  VISTA DEL SOL        LAGUNA BEACH           CA      92651          360        355    485000.00    483177.67
1       26626549  42  SAINT CROIX             LAGUNA NIGUEL          CA      92677          360        354    266310.00    265105.46
1       26626853  3577  STONEGATE PL          FALLBROOK              CA      92028          360        355    584000.00    581750.66
1       26627000  2400  VIA NARCISO           SAN CLEMENTE           CA      92673          360        355    269000.00    267963.89
1       26714675  12538  KLING ST             STUDIO CITY            CA      91604          360        353    252000.00    250632.74
1       26715706  15174  KELLEN CT            RIVERSIDE              CA      92506          360        353    242250.00    240902.95
1       26715896  270  E 18TH ST              COSTA MESA             CA      92627          360        354    284250.00    282964.31
1       26716464  16413  CALLE ANA            POWAY                  CA      92064          360        353    410000.00    407775.46
1       26716902  17148  HIGH COUNTRY CIRCLE  PERRIS                 CA      92570          360        354    289000.00    287660.13
1       26716969  965  SYIDA DR               PACIFIC GROVE          CA      93950          360        353    332000.00    330153.83
1       26717553  11741  SHARON DR            SAN JOSE               CA      95129          360        353    360000.00    354059.80
1       26717686  144  VIKING CT              SOQUEL                 CA      95073          360        353    776000.00    771789.70
1       26718072  721  1/2 HELIOTROPE AVE     NEWPORT BEACH          CA      92625          360        353    436000.00    433748.50
1       26718379  1271  JESSICA DR            LIVERMORE              CA      94550          360        353    250000.00    248676.61
1       26718429  1001  TROPIC LN             SANTA ANA              CA      92705          360        353    270000.00    268498.60
1       26718460  144  HARVARD LN             SEAL BEACH             CA      90740          360        353    318750.00    316974.65
1       26729749  623  IRONBARK CIRCLE        ORINDA                 CA      94563          360        354    566250.00    563559.23
1       26729764  2233  CASCADE RD            SOUTH LAKE TAHOE       CA      96150          360        354    650000.00    646911.28
1       26729939  1001  FEATHERPOINT CT       HENDERSON              NV      89015          360        355   1282700.00   1267384.39
1       26730473  605  DEER MOUNTAIN RD       RENO                   NV      89439          360        353    800000.00    795733.03
1       26615484  7.37500      0.37500   5/1/1999   2072.03     54.55        550000.00 Single Family Residence         Primary
1       26615831  7.62500      0.62500   5/1/1999   3255.85     61.33        750000.00 Single Family Residence         Primary
1       26616003  7.50000      0.50000   6/1/1999   2272.45     61.32        530000.00 Single Family Residence         Primary
1       26616318  7.62500      0.62500   5/1/1999   3538.97     53.19        940000.00 3-Family                        Investor
1       26616391  7.25000      0.25000   5/1/1999   1790.71     75.00        350000.00 Single Family Residence         Primary
1       26616524  7.25000      0.25000   5/1/1999   5798.50     42.50       2000000.00 Single Family Residence         Primary
1       26616730  7.50000      0.50000   6/1/1999   2740.92     70.00        560000.00 2-Family                        Primary
1       26617266  7.50000      0.50000   6/1/1999   2957.68     87.22        485000.00 Single Family Residence         Primary
1       26617399  7.62500      0.62500   6/1/1999   2484.36     85.61        410000.00 Single Family Residence         Primary
1       26617597  7.25000      0.25000   6/1/1999   3240.34     79.17        600000.00 Single Family Residence         Primary
1       26617670  7.25000      0.25000   6/1/1999   1860.98     80.00        341000.00 Single Family Residence         Investor
1       26617852  7.25000      0.25000   6/1/1999   3001.58     73.33        600000.00 Single Family Residence         Primary
1       26618470  7.37500      0.37500   7/1/1999   1782.63     89.00        290000.00 Single Family Residence         Primary
1       26618991  7.50000      0.50000   7/1/1999   1976.16     81.92        345000.00 Single Family Residence         Primary
1       26625160  7.62500      0.62500   8/1/1999   2413.58     89.97        379000.00 Single Family Residence         Primary
1       26626481  7.50000      0.50000   8/1/1999   3391.19     52.60        922000.00 Single Family Residence         Primary
1       26626549  7.50000      0.50000   7/1/1999   1862.08     89.97        296000.00 Single Family Residence         Primary
1       26626853  7.37500      0.37500   8/1/1999   4033.54     66.74        875000.00 Single Family Residence         Primary
1       26627000  7.37500      0.37500   8/1/1999   1857.92     79.82        337000.00 Single Family Residence         Primary
1       26714675  7.37500      0.37500   6/1/1999   1740.50     69.04        365000.00 Single Family Residence         Primary
1       26715706  7.25000      0.25000   6/1/1999   1652.57     95.00        255000.00 Single Family Residence         Primary
1       26715896  7.50000      0.50000   7/1/1999   1987.52     75.00        379000.00 Single Family Residence         Primary
1       26716464  7.37500      0.37500   6/1/1999   2831.77     71.93        570000.00 Single Family Residence         Primary
1       26716902  7.37500      0.37500   7/1/1999   1996.05     85.00        340000.00 Single Family Residence         Primary
1       26716969  7.25000      0.25000   6/1/1999   2264.83     80.00        415000.00 Single Family Residence         Primary
1       26717553  7.25000      0.25000   6/1/1999   2455.83     73.47        490000.00 Single Family Residence         Primary
1       26717686  7.37500      0.37500   6/1/1999   5359.64     70.55       1100000.00 Single Family Residence         Primary
1       26718072  7.62500      0.62500   6/1/1999   3085.98     80.00        545000.00 2-Family                        Investor
1       26718379  7.50000      0.50000   6/1/1999   1748.04     60.68        412000.00 Single Family Residence         Primary
1       26718429  7.25000      0.25000   6/1/1999   1841.88     75.00        360000.00 Single Family Residence         Primary
1       26718460  7.25000      0.25000   6/1/1999   2174.44     75.00        425000.00 Single Family Residence         Primary
1       26729749  7.25000      0.25000   7/1/1999   3862.83     75.00        755000.00 Single Family Residence         Primary
1       26729764  7.25000      0.25000   7/1/1999   4434.15     40.63       1600000.00 Single Family Residence         Second
1       26729939  7.62500      0.62500   8/1/1999   9078.87     67.51       1900000.00 Single Family Residence         Primary
1       26730473  7.50000      0.50000   6/1/1999   5593.72     64.00       1250000.00 Single Family Residence         Primary
1       26615484  Cash-Out Refinance
1       26615831  Cash-Out Refinance
1       26616003  Rate/Term Refinance
1       26616318  Cash-Out Refinance
1       26616391  Rate/Term Refinance
1       26616524  Cash-Out Refinance
1       26616730  Cash-Out Refinance
1       26617266  Rate/Term Refinance
1       26617399  Rate/Term Refinance
1       26617597  Rate/Term Refinance
1       26617670  Purpose
1       26617852  Cash-Out Refinance
1       26618470  Purpose
1       26618991  Rate/Term Refinance
1       26625160  Purpose
1       26626481  Purpose
1       26626549  Purpose
1       26626853  Rate/Term Refinance
1       26627000  Purpose
1       26714675  Cash-Out Refinance
1       26715706  Purpose
1       26715896  Purpose
1       26716464  Cash-Out Refinance
1       26716902  Rate/Term Refinance
1       26716969  Rate/Term Refinance
1       26717553  Rate/Term Refinance
1       26717686  Cash-Out Refinance
1       26718072  Purpose
1       26718379  Cash-Out Refinance
1       26718429  Cash-Out Refinance
1       26718460  Rate/Term Refinance
1       26729749  Rate/Term Refinance
1       26729764  Cash-Out Refinance
1       26729939  Rate/Term Refinance
1       26730473  Cash-Out Refinance

1       26731653  1652  VENICE DR             SOUTH LAKE TAHOE       CA      96150          360        354    272437.00    271173.95
1       26738294  141  SHEARER RD             WASHINGTON             CT      06793          360        353    532500.00    529681.23
1       26738674  246  PINE ORCHARD RD        BRANFORD               CT      06405          360        355    258750.00    257777.77
1       26739805  231  WOOD ST                INVERNESS              IL      60010          360        353    349500.00    347556.52
1       26921676  13000  SAINT GREGORY CT     MITCHELLVILLE          MD      20721          360        353    480000.00    477330.86
1       26922260  1234  LEAFY HOLLOW CIRCLE   MOUNT AIRY             MD      21771          360        354    261686.00    260472.75
1       26924977  6321  VALLEY CIRCLE+        LOS ANGELES            CA      91307          360        352    288000.00    286294.83
1       26925644  2009  VIA CERRITOS          PALOS VERDES ESTATES   CA      90274          360        353   1500000.00   1492059.82
1       26926139  11333  LAGOON CIRCLE        CERRITOS               CA      90703          360        353    344000.00    342179.04
1       26926378  3225  CALLE ROSALES         SANTA BARBARA          CA      93105          360        353    393000.00    388859.51
1       27008077  191  FREDERICK CT           LOS ALTOS              CA      94022          360        353    650000.00    646473.31
1       27008663  7179  SCARSDALE PL          SAN JOSE               CA      95120          360        353    375000.00    372965.39
1       27009117  1524  EMPEROR WAY           SUNNYVALE              CA      94087          360        353    295000.00    293359.61
1       27009638  3612  CLOVER VALLEY RD      ROCKLIN                CA      95677          360        353    373000.00    371025.55
1       27019389  5534  W DAKIN ST            CHICAGO                IL      60641          360        353    256500.00    255175.43
1       27083120  1431  E LA PALMA AVE        ANAHEIM                CA      92805          360        354    315000.00    313503.14
1       27083328  3  ELIZABETH LN             IRVINE                 CA      92602          360        353    307200.00    305491.74
1       27084011  7525  KEVIN LN              LA PALMA               CA      90623          360        354    262500.00    260844.73
1       27084698  1351  STRATTFORD ST         BREA                   CA      92821          360        355    270000.00    268143.96
1       27084763  12621  SILVER FOX RD        (ROSSMOOR AREA)        CA      90720          360        355    270000.00    268960.06
1       27119437  16648  KINGTREE BLVD        FOUNTAIN HILLS         AZ      85268          360        353    400000.00    396234.31
1       27121367  23  GLENDALE                PHOENIX                AZ      85020          360        354    256500.00    255281.17
1       27121573  10462  E CORTEZ DR          SCOTTSDALE             AZ      85259          360        354    550500.00    547884.03
1       27171685  2320  HALE DR               BURLINGAME             CA      94010          360        353    480000.00    477330.86
1       27172030  6519  TRINIDAD CT           SAN JOSE               CA      95120          360        353    419000.00    416670.08
1       27172709  3955  LAMBERT BRIDGE RD     HEALDSBURG             CA      95448          360        353    600000.00    596663.60
1       27172725  206  SOLANO ST              SAN RAFAEL             CA      94901          360        353    292000.00    290415.71
1       27172949  8915  CLOTHIER LN           COTATI                 CA      94931          360        353    342000.00    340233.95
1       27173665  1341  MASONIC AVE           SAN FRANCISCO          CA      94117          360        353    596000.00    592766.34
1       27173715  423  E BLITHEDALE AVE       MILL VALLEY            CA      94941          360        353    297500.00    295963.68
1       27173913  116  CRESTMOOR CIRCLE       PACIFICA               CA      94044          360        354    356250.00    354638.68
1       27187624  4200  COURT ANTHONY         WATERFORD              MI      48328          360        353    271850.00    270411.01
1       27188085  4809  N HERMITAGE           CHICAGO                IL      60640          360        352    346500.00    344344.80
1       27188473  118  WOODSTOCK              CLARENDON HILLS        IL      60514          360        353    472000.00    467741.26
1       27189620  546  E 32ND ST UNIT F-13B   CHICAGO                IL      60616          360        353    258850.00    257445.59
1       26731653  7.37500      0.37500   7/1/1999   1881.65     70.00        389196.00 Single Family Residence         Second
1       26738294  7.50000      0.50000   6/1/1999   3723.32     71.48        745000.00 Single Family Residence         Primary
1       26738674  7.50000      0.50000   8/1/1999   1809.22     75.00        345000.00 Single Family Residence         Primary
1       26739805  7.25000      0.25000   6/1/1999   2384.21     75.98        460000.00 Single Family Residence         Primary
1       26921676  7.25000      0.25000   6/1/1999   3274.45     80.00        600000.00 Single Family Residence         Primary
1       26922260  7.37500      0.37500   7/1/1999   1807.40     94.47        277000.00 Single Family Residence         Primary
1       26924977  7.62500      0.62500   5/1/1999   2038.45     80.00        360000.00 Single Family Residence         Primary
1       26925644  7.50000      0.50000   6/1/1999  10488.22     64.38       2330000.00 Single Family Residence         Primary
1       26926139  7.50000      0.50000   6/1/1999   2405.30     78.18        440000.00 Single Family Residence         Primary
1       26926378  7.25000      0.25000   6/1/1999   2680.95     74.86        525000.00 Single Family Residence         Primary
1       27008077  7.37500      0.37500   6/1/1999   4489.39     74.71        870000.00 Single Family Residence         Primary
1       27008663  7.37500      0.37500   6/1/1999   2590.03     74.26        505000.00 Single Family Residence         Primary
1       27009117  7.25000      0.25000   6/1/1999   2012.42     52.68        560000.00 Single Family Residence         Primary
1       27009638  7.50000      0.50000   6/1/1999   2608.07     64.87        575000.00 Single Family Residence         Primary
1       27019389  7.62500      0.62500   6/1/1999   1815.49     95.00        270000.00 Single Family Residence         Primary
1       27083120  7.25000      0.25000   7/1/1999   2148.86     75.00        420000.00 Single Family Residence         Primary
1       27083328  7.25000      0.25000   6/1/1999   2095.65     80.00        384000.00 Single Family Residence         Primary
1       27084011  7.25000      0.25000   7/1/1999   1790.71     87.50        300000.00 Single Family Residence         Primary
1       27084698  7.37500      0.37500   8/1/1999   1864.82     75.00        360000.00 Single Family Residence         Primary
1       27084763  7.37500      0.37500   8/1/1999   1864.82     46.96        575000.00 Single Family Residence         Primary
1       27119437  7.50000      0.50000   6/1/1999   2796.86     46.24        865000.00 Single Family Residence         Second
1       27121367  7.25000      0.25000   7/1/1999   1749.78     90.00        285000.00 Single Family Residence         Primary
1       27121573  7.25000      0.25000   7/1/1999   3755.38     67.13        820000.00 Single Family Residence         Primary
1       27171685  7.25000      0.25000   6/1/1999   3274.45     69.57        690000.00 Single Family Residence         Primary
1       27172030  7.25000      0.25000   6/1/1999   2858.32     67.04        625000.00 Single Family Residence         Primary
1       27172709  7.25000      0.25000   6/1/1999   4093.06     33.33       1800000.00 Single Family Residence         Primary
1       27172725  7.37500      0.37500   6/1/1999   2016.77     80.00        365000.00 Single Family Residence         Primary
1       27172949  7.62500      0.62500   6/1/1999   2420.65     95.00        360000.00 Single Family Residence         Primary
1       27173665  7.37500      0.37500   6/1/1999   4116.42     67.65        881000.00 Single Family Residence         Primary
1       27173715  7.62500      0.62500   6/1/1999   2105.69     70.00        425000.00 Single Family Residence         Investor
1       27173913  7.50000      0.50000   7/1/1999   2490.95     95.00        375000.00 Single Family Residence         Primary
1       27187624  7.50000      0.50000   6/1/1999   1900.81     83.65        325000.00 Single Family Residence         Primary
1       27188085  7.37500      0.37500   5/1/1999   2393.19     90.00        385000.00 2-Family                        Primary
1       27188473  7.25000      0.25000   6/1/1999   3219.87     80.00        590000.00 Single Family Residence         Primary
1       27189620  7.37500      0.37500   6/1/1999   1787.81     89.88        288000.00 Condominium                     Primary
1       26731653  Cash-Out Refinance
1       26738294  Purpose
1       26738674  Cash-Out Refinance
1       26739805  Rate/Term Refinance
1       26921676  Rate/Term Refinance
1       26922260  Purpose
1       26924977  Rate/Term Refinance
1       26925644  Purpose
1       26926139  Purpose
1       26926378  Cash-Out Refinance
1       27008077  Cash-Out Refinance
1       27008663  Cash-Out Refinance
1       27009117  Cash-Out Refinance
1       27009638  Rate/Term Refinance
1       27019389  Purpose
1       27083120  Cash-Out Refinance
1       27083328  Purpose
1       27084011  Rate/Term Refinance
1       27084698  Cash-Out Refinance
1       27084763  Cash-Out Refinance
1       27119437  Purpose
1       27121367  Purpose
1       27121573  Rate/Term Refinance
1       27171685  Cash-Out Refinance
1       27172030  Cash-Out Refinance
1       27172709  Cash-Out Refinance
1       27172725  Purpose
1       27172949  Purpose
1       27173665  Cash-Out Refinance
1       27173715  Cash-Out Refinance
1       27173913  Purpose
1       27187624  Rate/Term Refinance
1       27188085  Purpose
1       27188473  Rate/Term Refinance
1       27189620  Purpose

1       27189786  229  MCDONALD PL            WEBSTER GROVE          MO      63119          360        353    300000.00    298331.79
1       27190677  331  BEVERLY                BARRINGTON             IL      60010          360        353    260000.00    258554.22
1       27238294  6073  RESERVE DR            BOULDER                CO      80303          360        353    410000.00    407720.15
1       27238682  1512  LARIMER ST UNIT 37    DENVER                 CO      80202          360        353    327200.00    323754.55
1       27239110  955  CASTLE RIDGE RD        GOLDEN                 CO      80401          360        354    580000.00    577243.94
1       27239938  13293  W 8TH AVE            GOLDEN                 CO      80401          360        354    297000.00    295588.74
1       27240472  109  EAGLE CT               GOLDEN                 CO      80403          360        354    286600.00    285238.09
1       27253533  122  S LEAVITT              CHICAGO                IL      60611          360        353    296900.00    294842.97
1       27277748  4295  CAMINITO CASSIS       SAN DIEGO              CA      92122          360        354    420000.00    418004.23
1       27278167  6530  LINDA LN              SAN DIEGO              CA      92120          360        354    414000.00    411942.26
1       27280072  757  CEDAR ST               PALATINE               IL      60067          360        353    277800.00    276230.85
1       27280841  8909  W 121ST ST            PALOS PARK             IL      60463          360        354    500000.00    497624.09
1       27282284  1784  JONES LN              MOUND                  MN      55364          360        355    337410.00    336077.95
1       27300854  461  N CITRUS AVE           LOS ANGELES            CA      90036          360        353    400000.00    397775.71
1       27301258  1515  N FAIRFAX AVE         LOS ANGELES            CA      90046          360        355    285000.00    283955.45
1       27302017  3336  COLBERT AVE           LOS ANGELES            CA      90064          360        354    366000.00    364260.80
1       27307503  47641  FORTNER ST           FREMONT                CA      94539          360        355    280000.00    278973.77
1       27312487  5  COLGATE ST               CLOSTER                NJ      07624          360        354    377600.00    375892.03
1       27312883  15  FAIRVIEW DR             NORTH CALDWELL         NJ      07006          360        354    400000.00    398144.89
1       27396233  1944  LIMEWOOD DR           SAN JOSE               CA      95132          360        353    338200.00    336319.39
1       27396415  14067  APRICOT HILL CT      SARATOGA               CA      95070          360        353   1000000.00    994698.47
1       27396480  3128  ORWELL PL             FREMONT                CA      94536          360        353    274000.00    272513.38
1       27396498  552  NIMITZ AVE             REDWOOD CITY           CA      94061          360        353    396000.00    393764.64
1       27396613  25585  FLANDERS DR          CARMEL                 CA      93923          360        353    460000.00    457441.50
1       27396837  4927  ENGLEWOOD DR          SAN JOSE               CA      95129          360        354    459000.00    456871.96
1       27398056  1730  ALAMEDA DE LAS +      REDWOOD CITY           CA      94061          360        353    310000.00    308276.19
1       27398221  39  STARVIEW WAY            SAN FRANCISCO          CA      94131          360        353    320000.00    316925.41
1       27469162  1920  BROOKDALE AVE         LA HABRA               CA      90631          360        353    265000.00    263526.40
1       27470855  7890  GRIMES CANYON RD      MOORPARK               CA      93021          360        353    250000.00    248609.84
1       27471317  360  E SIERRA MADRE BLVD    SIERRA MADRE           CA      91024          360        353    332000.00    330153.83
1       27471333  418  S SWALL DR             BEVERLY HILLS          CA      90211          360        353    324000.00    322284.88
1       27471416  1200N TOPANGA CANYON BLVD   TOPANGA                CA      90290          360        353    370000.00    367992.50
1       27472869  7188  BRAE CT               GURNEE                 IL      60031          360        353    460000.00    457564.99
1       27473172  5709  HAMPTON               LONG GROVE             IL      60047          360        353    310000.00    308399.16
1       27732759  606  LONGCHAMPS DR          DEVON                  PA      19333          360        354    800000.00    796381.56
1       27189786  7.25000      0.25000   6/1/1999   2046.53     69.77        430000.00 Single Family Residence         Primary
1       27190677  7.25000      0.25000   6/1/1999   1773.66     89.66        290000.00 Single Family Residence         Primary
1       27238294  7.25000      0.25000   6/1/1999   2796.92     69.49        590000.00 Single Family Residence         Primary
1       27238682  7.37500      0.37500   6/1/1999   2259.89     75.22        435000.00 Condominium                     Primary
1       27239110  7.25000      0.25000   7/1/1999   3956.62     69.05        840000.00 Single Family Residence         Primary
1       27239938  7.25000      0.25000   7/1/1999   2026.06     67.50        440000.00 Single Family Residence         Primary
1       27240472  7.25000      0.25000   7/1/1999   1955.12     77.25        371000.00 Single Family Residence         Primary
1       27253533  7.25000      0.25000   6/1/1999   2025.38     89.97        330000.00 Single Family Residence         Primary
1       27277748  7.25000      0.25000   7/1/1999   2865.14     80.00        525000.00 Single Family Residence         Primary
1       27278167  7.25000      0.25000   7/1/1999   2824.21     90.00        460000.00 Single Family Residence         Primary
1       27280072  7.37500      0.37500   6/1/1999   1918.70     94.17        295000.00 Single Family Residence         Primary
1       27280841  7.25000      0.25000   7/1/1999   3410.88     41.67       1200000.00 Single Family Residence         Primary
1       27282284  7.25000      0.25000   8/1/1999   2301.73     89.98        375000.00 Single Family Residence         Primary
1       27300854  7.25000      0.25000   6/1/1999   2728.71     68.97        580000.00 Single Family Residence         Primary
1       27301258  7.62500      0.62500   8/1/1999   2017.21     95.00        300000.00 Condominium                     Primary
1       27302017  7.25000      0.25000   7/1/1999   2496.77     69.71        525000.00 Single Family Residence         Primary
1       27307503  7.62500      0.62500   8/1/1999   1981.82     74.67        375000.00 Single Family Residence         Primary
1       27312487  7.50000      0.50000   7/1/1999   2640.23     79.49        475000.00 Single Family Residence         Primary
1       27312883  7.37500      0.37500   7/1/1999   2762.70     86.96        460000.00 Single Family Residence         Primary
1       27396233  7.25000      0.25000   6/1/1999   2307.12     89.95        376000.00 Single Family Residence         Primary
1       27396415  7.50000      0.50000   6/1/1999   6992.15     58.82       1700000.00 Single Family Residence         Primary
1       27396480  7.37500      0.37500   6/1/1999   1892.45     94.97        288500.00 Single Family Residence         Primary
1       27396498  7.25000      0.25000   6/1/1999   2701.42     89.59        442000.00 Single Family Residence         Primary
1       27396613  7.25000      0.25000   6/1/1999   3138.01     80.00        575000.00 Single Family Residence         Primary
1       27396837  7.37500      0.37500   7/1/1999   3170.20     90.00        510000.00 Single Family Residence         Primary
1       27398056  7.25000      0.25000   6/1/1999   2114.75     72.94        425000.00 Single Family Residence         Primary
1       27398221  7.25000      0.25000   6/1/1999   2182.96     80.00        400000.00 Single Family Residence         Primary
1       27469162  7.25000      0.25000   6/1/1999   1807.77     79.10        335000.00 Single Family Residence         Primary
1       27470855  7.25000      0.25000   6/1/1999   1705.44     71.43        350000.00 Single Family Residence         Primary
1       27471317  7.25000      0.25000   6/1/1999   2264.83     74.61        445000.00 Single Family Residence         Primary
1       27471333  7.50000      0.50000   6/1/1999   2265.46     55.86        580000.00 Single Family Residence         Primary
1       27471416  7.37500      0.37500   6/1/1999   2555.50     74.75        495000.00 Single Family Residence         Primary
1       27472869  7.50000      0.50000   6/1/1999   3216.39     80.00        575000.00 Single Family Residence         Primary
1       27473172  7.62500      0.62500   6/1/1999   2194.16     53.45        580000.00 Single Family Residence         Primary
1       27732759  7.50000      0.50000   7/1/1999   5593.72     61.54       1300000.00 Single Family Residence         Primary
1       27189786  Cash-Out Refinance
1       27190677  Purpose
1       27238294  Cash-Out Refinance
1       27238682  Rate/Term Refinance
1       27239110  Purpose
1       27239938  Cash-Out Refinance
1       27240472  Rate/Term Refinance
1       27253533  Purpose
1       27277748  Purpose
1       27278167  Purpose
1       27280072  Purpose
1       27280841  Cash-Out Refinance
1       27282284  Purpose
1       27300854  Cash-Out Refinance
1       27301258  Purpose
1       27302017  Rate/Term Refinance
1       27307503  Cash-Out Refinance
1       27312487  Purpose
1       27312883  Purpose
1       27396233  Purpose
1       27396415  Cash-Out Refinance
1       27396480  Purpose
1       27396498  Purpose
1       27396613  Purpose
1       27396837  Purpose
1       27398056  Purpose
1       27398221  Purpose
1       27469162  Purpose
1       27470855  Rate/Term Refinance
1       27471317  Rate/Term Refinance
1       27471333  Rate/Term Refinance
1       27471416  Rate/Term Refinance
1       27472869  Rate/Term Refinance
1       27473172  Purpose
1       27732759  Rate/Term Refinance

1       27734557  404  PORTOFINO DR UNIT 1    SAN CARLOS             CA      94070          360        355    262800.00    260738.21
1       27738327  337  BREEDEN ST             SANTA ROSA             CA      95409          360        353    271960.00    270447.70
1       27738434  4525  RIDING CLUB CT        HAYWARD                CA      94542          360        353    300000.00    298411.99
1       27738483  2841  VALLEYWOOD DR         SAN BRUNO              CA      94066          360        353    336300.00    334475.42
1       27738509  1843  JOSEPH DR             MORAGA                 CA      94556          360        353    458000.00    455453.19
1       27738699  54  SCENIC AVE              SAN ANSELMO            CA      94960          360        353    356250.00    354269.04
1       27739358  164  PARNASSUS AVE          SAN FRANCISCO          CA      94117          360        353    284100.00    282558.57
1       27739697  4622-  4626 17TH ST         SAN FRANCISCO          CA      94117          360        353    500000.00    497219.69
1       27740018  7  PARKSIDE DR              PIEDMONT               CA      94611          360        353    490000.00    487275.32
1       27740125  36  ESTRADA LN              CORTE MADERA           CA      94925          360        353    257500.00    256068.16
1       27763010  33  W HURON                 CHICAGO                IL      60644          360        354    369507.00    367793.89
1       27763655  10079  BENT TREE LN         FISHERS                IN      46038          360        354    300000.00    298574.44
1       27765080  768  CEDAR ST               SAN CARLOS             CA      94070          360        354    400000.00    398099.23
1       27765379  1499  PARTIDGE DR           GILROY                 CA      95020          360        354    308328.00    306898.55
1       28392488  5762  GRANDVIEW AVE         YORBA LINDA            CA      92686          360        353    432600.00    430310.06
1       28392744  1255  GENOA PL              PLACENTIA              CA      92870          360        353    255500.00    254137.43
1       28394344  915  S CREEKVIEW LN         ANAHEIM                CA      92807          360        354    360000.00    358330.96
1       28395572  34  MOUNTAIN LAUREL         DOVE CANYON            CA      92604          360        353    535500.00    532522.31
1       28395846  28851  VIA LEONA            SAN JUAN CAPISTRANO    CA      92675          360        353    300000.00    297718.39
1       28396323  19132  SUMMERWOOD CIRCLE    HUNTINGTON BEACH       CA      92640          360        354    640000.00    637013.68
1       28396380  511  LARSSON ST             MANHATTAN BEACH        CA      90266          360        354    810000.00    806336.33
1       28396521  9907  SHILOH AVE            WHITTIER               CA      90603          360        354    255000.00    253285.08
1       28397289  6302  TURNBERRY CIRCLE      HUNTINGTON BEACH       CA      92648          360        354    435000.00    432983.23
1       28415040  257  DEER CT                INCLINE VILLAGE        NV      89450          360        354    425000.00    423029.59
1       28415404  4240  MILLS ST              LOGANDALE              NV      89021          360        354    262500.00    261312.70
1       28415859  2311  COLD CREEK TRAIL      SOUTH LAKE TAHOE       CA      96150          360        354    392000.00    390137.29
1       28417194  1085  SNOW CREST RD         TAHOE CITY             CA      96145          360        354    315000.00    313575.22
1       28420156  778  LAKEWOOD DR            SUNNYVALE              CA      94089          360        356    313500.00    312583.72
1       28437606  2008  VIA FERNANDEZ         PALOS VERDES ESTATES   CA      90274          360        354    400000.00    398190.77
1       28438653  4650  PETIT AVE             LOS ANGELES            CA      91436          360        353   1000000.00    994574.36
1       28438703  20451  VIA ZARAGOZA         YORBA LINDA            CA      92887          360        353    405300.00    387147.35
1       28438802  2103  NELSON AVE UNIT B     REDONDO BEACH          CA      90278          360        353    262500.00    259263.55
1       28439214  21801  SAN MIGUEL ST        LOS ANGELES            CA      91364          360        353    270000.00    268498.60
1       28451458  23488  BELL AIRE CT         LOS GATOS              CA      95030          360        353    345000.00    343081.57
1       28453058  1776  SACRAMENTO ST         SAN FRANCISCO          CA      94109          360        354    368000.00    366251.31
1       27734557  7.50000      0.50000   8/1/1999   1837.54     90.00        292000.00 Condominium                     Primary
1       27738327  7.25000      0.25000   6/1/1999   1855.25     79.99        340000.00 Single Family Residence         Primary
1       27738434  7.50000      0.50000   6/1/1999   2097.64     68.97        435000.00 Single Family Residence         Investor
1       27738483  7.37500      0.37500   6/1/1999   2322.73     95.00        354000.00 Single Family Residence         Primary
1       27738509  7.25000      0.25000   6/1/1999   3124.37     78.29        585000.00 Single Family Residence         Primary
1       27738699  7.25000      0.25000   6/1/1999   2430.25     75.00        475000.00 Single Family Residence         Primary
1       27739358  7.37500      0.37500   6/1/1999   1962.21     57.39        495000.00 Condominium                     Primary
1       27739697  7.25000      0.25000   6/1/1999   3410.88     68.97        725000.00 3-Family                        Primary
1       27740018  7.25000      0.25000   6/1/1999   3342.66     74.81        655000.00 Single Family Residence         Primary
1       27740125  7.25000      0.25000   6/1/1999   1756.60     74.64        345000.00 Single Family Residence         Primary
1       27763010  7.37500      0.37500   7/1/1999   2552.09     93.55        395000.00 Condominium                     Primary
1       27763655  7.25000      0.25000   7/1/1999   2046.53     70.59        425000.00 Single Family Residence         Primary
1       27765080  7.25000      0.25000   7/1/1999   2728.71     93.68        427000.00 Single Family Residence         Primary
1       27765379  7.37500      0.37500   7/1/1999   2129.54     74.84        412000.00 Single Family Residence         Primary
1       28392488  7.50000      0.50000   6/1/1999   3024.80     70.00        618000.00 Single Family Residence         Primary
1       28392744  7.50000      0.50000   6/1/1999   1786.49     94.63        270000.00 Single Family Residence         Primary
1       28394344  7.37500      0.37500   7/1/1999   2486.43     90.00        400000.00 Single Family Residence         Primary
1       28395572  7.25000      0.25000   6/1/1999   3653.05     75.00        714000.00 Single Family Residence         Primary
1       28395846  7.25000      0.25000   6/1/1999   2046.53     58.82        510000.00 Single Family Residence         Primary
1       28396323  7.37500      0.37500   7/1/1999   4420.32     80.00        800000.00 Single Family Residence         Primary
1       28396380  7.50000      0.50000   7/1/1999   5663.64     64.80       1250000.00 Single Family Residence         Primary
1       28396521  7.25000      0.25000   7/1/1999   1739.55     76.12        335000.00 Single Family Residence         Primary
1       28397289  7.37500      0.37500   7/1/1999   3004.44     66.41        655000.00 Single Family Residence         Primary
1       28415040  7.37500      0.37500   7/1/1999   2935.37     57.82        735000.00 Condominium                     Second
1       28415404  7.50000      0.50000   7/1/1999   1835.44     75.00        350000.00 Single Family Residence         Primary
1       28415859  7.25000      0.25000   7/1/1999   2674.13     80.00        490000.00 Single Family Residence         Primary
1       28417194  7.50000      0.50000   7/1/1999   2202.53     45.65        690000.00 Single Family Residence         Primary
1       28420156  7.62500      0.62500   9/1/1999   2218.93     95.00        330000.00 Single Family Residence         Primary
1       28437606  7.50000      0.50000   7/1/1999   2796.86     56.34        710000.00 Single Family Residence         Second
1       28438653  7.37500      0.37500   6/1/1999   6906.75     52.63       1900000.00 Single Family Residence         Primary
1       28438703  7.62500      0.62500   6/1/1999   2868.69     70.00        579000.00 Single Family Residence         Primary
1       28438802  7.50000      0.50000   6/1/1999   1835.44     75.00        350000.00 Condominium                     Primary
1       28439214  7.25000      0.25000   6/1/1999   1841.88     78.03        346000.00 Single Family Residence         Primary
1       28451458  7.25000      0.25000   6/1/1999   2353.51     60.00        575000.00 Single Family Residence         Primary
1       28453058  7.25000      0.25000   7/1/1999   2510.41     78.30        470000.00 Condominium                     Primary
1       27734557  Purpose
1       27738327  Purpose
1       27738434  Purpose
1       27738483  Purpose
1       27738509  Rate/Term Refinance
1       27738699  Cash-Out Refinance
1       27739358  Cash-Out Refinance
1       27739697  Rate/Term Refinance
1       27740018  Cash-Out Refinance
1       27740125  Cash-Out Refinance
1       27763010  Purpose
1       27763655  Rate/Term Refinance
1       27765080  Purpose
1       27765379  Purpose
1       28392488  Cash-Out Refinance
1       28392744  Purpose
1       28394344  Rate/Term Refinance
1       28395572  Cash-Out Refinance
1       28395846  Purpose
1       28396323  Rate/Term Refinance
1       28396380  Cash-Out Refinance
1       28396521  Rate/Term Refinance
1       28397289  Cash-Out Refinance
1       28415040  Purpose
1       28415404  Cash-Out Refinance
1       28415859  Purpose
1       28417194  Cash-Out Refinance
1       28420156  Purpose
1       28437606  Cash-Out Refinance
1       28438653  Rate/Term Refinance
1       28438703  Cash-Out Refinance
1       28438802  Cash-Out Refinance
1       28439214  Purpose
1       28451458  Cash-Out Refinance
1       28453058  Purpose

1       28453363  2217  ALAMEDA DE LA PULGAS  SAN MATEO              CA      94403          360        353    436500.00    434072.77
1       28453397  6628  LEYLAND DR            SAN JOSE               CA      95120          360        356    600000.00    598202.08
1       28465888  144  CASITAS AVE            SAN FRANCISCO          CA      94127          360        354    450000.00    445490.84
1       28466845  1211  CARLOTTA AVE          BERKELEY               CA      94707          360        353    363750.00    361716.92
1       28468288  2402  ROOSEVELT AVE         BERKELEY               CA      94703          360        354    277500.00    276181.36
1       28482826  3353  SHASTA DR             SAN MATEO              CA      94403          360        356    320000.00    319017.01
1       28490258  9878  N 119TH PL            SCOTTSDALE             AZ      85259          360        354    448000.00    445871.16
1       28490498  5507  E SHEA BLVD           PARADISE VALLEY        AZ      85254          360        354    308000.00    306011.48
1       28501013  51  KATRINA LN              SLEEOY HOLLOW          IL      60118          360        353    476800.00    474275.15
1       28508398  2348  QUITMAN ST            DENVER                 CO      80212          360        354    269100.00    267730.90
1       28508935  6762  E MILLSTONE PL        HIGHLANDS RANCH        CO      80126          360        355    289750.00    288657.76
1       28677482  10018  PRESTWICH TERRACE    IJAMSVILLE             MD      21754          360        354    439000.00    436964.71
1       28678340  1850  MAGINN DR             GLENDALE               CA      91202          360        354    455000.00    452942.00
1       28678381  1718  QUEENS CT             LOS ANGELES            CA      90069          360        354    500000.00    497738.51
1       28678399  14941  GREENBRAE ST         IRVINE                 CA      92604          360        353    263700.00    262212.55
1       28679173  3616  S WALKER ST           LOS ANGELES            CA      90732          360        354    280000.00    278291.89
1       28679637  44-48  POTOMAC ST           SAN FRANCISCO          CA      94117          360        354    440000.00    437960.07
1       28681088  3108  HOSTETTER RD          SAN JOSE               CA      95132          360        354    312000.00    310511.01
1       28681286  12  BORONDA RD              CARMEL VALLEY          CA      93924          360        354    420000.00    418052.76
1       28681302  574  KENNETH AVE            CAMPBELL               CA      95008          360        354    401250.00    399464.24
1       28684264  9864  SUMMERLAKES DR        CARMEL                 IN      46032          360        355    360000.00    358647.35
1       28688950  66  LINCOLN ST              EAST HANOVER           NJ      07936          360        355    279000.00    277951.68
1       28688992  48  WEST PKWY               CLIFTON                NJ      07012          360        355    250000.00    249083.73
1       28698082  6791  VIA CASA DEL SOL      CARLSBAD               CA      92009          360        355    260250.00    259222.57
1       28698793  934  VISTA DEL MONTE        EL CAJON               CA      92020          360        355    330000.00    328728.94
1       28699585  510  OCEAN VIEW AVE         SANTA CRUZ             CA      95062          360        354    315000.00    312556.35
1       28699627  22  MEADOW WAY              FAIRFAX                CA      94930          360        354    300300.00    298872.29
1       28699940  37  UPPER RD                ROSS                   CA      94957          360        354   1465000.00   1458367.07
1       28700045  3650  -3652 17TH ST         SAN FRANCISCO          CA      94114          360        354    335000.00    333446.87
1       28700631  155  APOLLO CT              NOVATO                 CA      94947          360        354    271250.00    270053.19
1       28701092  2002-2  FIFTH ST            SAN RAFAEL             CA      94903          360        355    351200.00    349813.51
1       28716033  219  S ROXBURY DR           BEVERLY HILLS          CA      90212          360        354    600000.00    597218.26
1       28718138  4631  HUNTINGTON RD         GENOA TOWNSHIP         MI      48116          360        354    405000.00    403168.16
1       28718252  3742  N FREEMONT ST         CHICAGO                IL      60613          360        354    477000.00    474842.53
1       28740645  19302  RED BLUFF DR         TRABUCO CANYON AREA    CA      92679          360        354    307000.00    305341.62
1       28453363  7.25000      0.25000   6/1/1999   2977.70     90.00        485000.00 Single Family Residence         Primary
1       28453397  7.50000      0.50000   9/1/1999   4195.29     72.73        825000.00 Single Family Residence         Primary
1       28465888  7.50000      0.50000   7/1/1999   3146.47     73.77        610000.00 Single Family Residence         Primary
1       28466845  7.25000      0.25000   6/1/1999   2481.42     75.00        485000.00 Single Family Residence         Primary
1       28468288  7.25000      0.25000   7/1/1999   1893.04     75.00        370000.00 Single Family Residence         Primary
1       28482826  7.37500      0.37500   9/1/1999   2210.16     55.65        575000.00 Single Family Residence         Primary
1       28490258  7.25000      0.25000   7/1/1999   3056.15     80.00        560000.00 Single Family Residence         Second
1       28490498  7.50000      0.50000   7/1/1999   2153.58     70.00        440000.00 Single Family Residence         Primary
1       28501013  7.50000      0.50000   6/1/1999   3333.85     89.12        535000.00 Single Family Residence         Primary
1       28508398  7.50000      0.50000   7/1/1999   1881.59     89.70        300000.00 Single Family Residence         Primary
1       28508935  7.62500      0.62500   8/1/1999   2050.83     92.87        312000.00 Single Family Residence         Primary
1       28677482  7.37500      0.37500   7/1/1999   3032.06     89.78        489000.00 Single Family Residence         Primary
1       28678340  7.50000      0.50000   7/1/1999   3181.43     70.00        650000.00 Single Family Residence         Primary
1       28678381  7.50000      0.50000   7/1/1999   3496.07     66.67        750000.00 Single Family Residence         Primary
1       28678399  7.25000      0.25000   6/1/1999   1798.90     86.46        305000.00 Single Family Residence         Primary
1       28679173  7.25000      0.25000   7/1/1999   1910.09     80.00        350000.00 Single Family Residence         Primary
1       28679637  7.37500      0.37500   7/1/1999   3038.97     68.75        640000.00 3-Family                        Primary
1       28681088  7.25000      0.25000   7/1/1999   2128.39     87.89        355000.00 Single Family Residence         Primary
1       28681286  7.37500      0.37500   7/1/1999   2900.84     56.00        750000.00 Single Family Residence         Primary
1       28681302  7.62500      0.62500   7/1/1999   2840.02     75.00        535000.00 Single Family Residence         Primary
1       28684264  7.50000      0.50000   8/1/1999   2517.17     76.60        470000.00 Single Family Residence         Primary
1       28688950  7.50000      0.50000   8/1/1999   1950.81     89.71        311000.00 Single Family Residence         Primary
1       28688992  7.62500      0.62500   8/1/1999   1769.48     68.49        365000.00 Single Family Residence         Primary
1       28698082  7.25000      0.25000   8/1/1999   1775.36     89.13        292000.00 Single Family Residence         Primary
1       28698793  7.37500      0.37500   8/1/1999   2279.23     71.74        460000.00 Single Family Residence         Primary
1       28699585  7.50000      0.50000   7/1/1999   2202.53     87.62        359500.00 Single Family Residence         Primary
1       28699627  7.25000      0.25000   7/1/1999   2048.58     70.00        429000.00 Single Family Residence         Primary
1       28699940  7.50000      0.50000   7/1/1999  10243.49     40.14       3650000.00 Single Family Residence         Primary
1       28700045  7.37500      0.37500   7/1/1999   2313.76     47.86        700000.00 2-Family                        Primary
1       28700631  7.62500      0.62500   7/1/1999   1919.89     70.00        387500.00 Single Family Residence         Primary
1       28701092  7.25000      0.25000   8/1/1999   2395.80     80.00        439000.00 2-Family                        Primary
1       28716033  7.37500      0.37500   7/1/1999   4144.05     57.14       1050000.00 Single Family Residence         Primary
1       28718138  7.50000      0.50000   7/1/1999   2831.82     90.00        450000.00 Single Family Residence         Primary
1       28718252  7.50000      0.50000   7/1/1999   3335.25     90.00        530000.00 3-Family                        Primary
1       28740645  7.62500      0.62500   7/1/1999   2172.93     70.57        435000.00 Single Family Residence         Primary
1       28453363  Purpose
1       28453397  Purpose
1       28465888  Cash-Out Refinance
1       28466845  Cash-Out Refinance
1       28468288  Cash-Out Refinance
1       28482826  Cash-Out Refinance
1       28490258  Purpose
1       28490498  Rate/Term Refinance
1       28501013  Rate/Term Refinance
1       28508398  Purpose
1       28508935  Purpose
1       28677482  Purpose
1       28678340  Cash-Out Refinance
1       28678381  Cash-Out Refinance
1       28678399  Purpose
1       28679173  Purpose
1       28679637  Cash-Out Refinance
1       28681088  Purpose
1       28681286  Cash-Out Refinance
1       28681302  Cash-Out Refinance
1       28684264  Rate/Term Refinance
1       28688950  Purpose
1       28688992  Rate/Term Refinance
1       28698082  Purpose
1       28698793  Cash-Out Refinance
1       28699585  Purpose
1       28699627  Purpose
1       28699940  Cash-Out Refinance
1       28700045  Rate/Term Refinance
1       28700631  Cash-Out Refinance
1       28701092  Purpose
1       28716033  Cash-Out Refinance
1       28718138  Rate/Term Refinance
1       28718252  Purpose
1       28740645  Cash-Out Refinance

1       28740827  3985  CORTE MAR DE HIERBA   SAN DIEGO              CA      92130          360        354    349250.00    347476.25
1       28741049  19746  WINGED FOOT WAY      NORTHRIDGE             CA      91326          360        354    440000.00    436381.78
1       28741494  11856  MARIPOSA BAY         NORTHRIDGE             CA      91326          360        354    375065.00    373368.51
1       28741882  30071  AVENIDA CLASSICA     RANCHO PALOS VERDES    CA      90275          360        354    511200.00    508887.85
1       28742237  35707  BEACH RD             DANA POINT             CA      92624          360        354    540000.00    537434.02
1       28742385  4907  E COLORADO ST         LONG BEACH             CA      90814          360        354    388000.00    384358.24
1       28742914  31122  BROOKS ST            LAGUNA BEACH           CA      92651          360        354    380000.00    375121.09
1       28744001  550  POPLAR AVE             SOUTH SAN FRANCISCO    CA      94080          360        354    308000.00    306536.44
1       28744373  3969  COUNTRY VISTA CT      SAN JOSE               CA      95121          360        354    300000.00    298574.43
1       28745818  3943  BROOKLINE WAY         REDWOOD CITY           CA      94062          360        354    450000.00    447861.70
1       28745867  101  S 12TH ST              SAN JOSE               CA      95112          360        354    288750.00    287377.92
1       28746170  6  BRADY PL                 MENLO PARK             CA      94025          360        354   1094000.00   1088927.94
1       28833218  19066  KILFINAN PL          LOS ANGELES            CA      91326          360        354    311850.00    310404.20
1       29201894  7856  ESTRELLA CT           SARASOTA               FL      34238          360        355    340000.00    338722.48
1       29202983  65  VALLEJO WAY             SAN RAFAEL             CA      94903          360        354    332000.00    327418.96
1       29203015  934  CAMELLIA WAY           SAN JOSE               CA      95117          360        354    288750.00    287347.34
1       29203205  1007  HILL MEADOW PL        DANVILLE               CA      94526          360        355    439600.00    437864.49
1       29203486  162  KILKARE RD             SUNOL                  CA      94586          360        355    440000.00    438282.88
1       29203809  2926  LAGUNA ST             SAN FRANCISCO          CA      94123          360        354    525000.00    522505.26
1       29204336  42  CORDONE DR              SAN ANSELMO            CA      94960          360        354    364000.00    362312.39
1       29238987  230  W LAUREL ST UNIT 201   SAN DIEGO              CA      92101          360        355    262400.00    261414.05
1       29239159  1880  GROVE RD              EL CAJON               CA      92020          360        355    263200.00    261880.66
1       29262490  670  HERITAGE LN            ROCHESTER HILLS        MI      48309          360        354    262500.00    261341.79
1       29269370  1250  AVON ST               BELMONT                CA      94002          360        354    285000.00    283645.74
1       29271046  835  PALM AVE               REDWOOD CITY           CA      94403          360        355    353250.00    351558.11
1       29271350  1107  E HOMESTEAD RD        SUNNYVALE              CA      94087          360        354    377300.00    375635.26
1       29276706  6560  W 900 N               NORTH SALEM            IN      46165          360        354    533000.00    530371.13
1       29276946  14157  PIERCE ST NE         ANOKA                  MN      55304          360        355    273750.00    272746.64
1       29287091  57  BELMONT DR              DALY CITY              CA      94015          360        354    296000.00    294491.33
1       29287497  4037  LOUVRE AVE            SAN JOSE               CA      95135          360        355    408500.00    404951.46
1       29287661  503  BROUGHTON LN           FOSTER CITY            CA      94404          360        354    525000.00    522505.26
1       29287679  752  OCCIDENTAL AVE         SAN MATEO              CA      94402          360        354    500000.00    497681.87
1       29288305  3854  MEADOW RD             SOUTH LAKE TAHOE       CA      96150          360        354    284000.00    282650.47
1       29288446  1160  SILVER AVE            SAN FRANCISCO          CA      94134          360        354    272000.00    270707.48
1       29288453  1811  KERN LOOP             FREMONT                CA      94539          360        355    480000.00    478151.27
1       28740827  7.37500      0.37500   7/1/1999   2412.18     71.28        490000.00 Single Family Residence         Primary
1       28741049  7.25000      0.25000   7/1/1999   3001.58     80.00        550000.00 Condominium                     Primary
1       28741494  7.50000      0.50000   7/1/1999   2622.51     89.30        420000.00 Single Family Residence         Primary
1       28741882  7.50000      0.50000   7/1/1999   3574.38     76.30        670000.00 Single Family Residence         Primary
1       28742237  7.25000      0.25000   7/1/1999   3683.75     45.00       1200000.00 Single Family Residence         Primary
1       28742385  7.25000      0.25000   7/1/1999   2646.84     80.00        485000.00 Single Family Residence         Primary
1       28742914  7.25000      0.25000   7/1/1999   2592.27     54.29        700000.00 Single Family Residence         Primary
1       28744001  7.25000      0.25000   7/1/1999   2101.10     80.00        385000.00 Single Family Residence         Primary
1       28744373  7.25000      0.25000   7/1/1999   2046.53     74.26        404000.00 Single Family Residence         Primary
1       28745818  7.25000      0.25000   7/1/1999   3069.79     64.75        695000.00 Single Family Residence         Primary
1       28745867  7.25000      0.25000   7/1/1999   1969.78     75.00        385000.00 Single Family Residence         Primary
1       28746170  7.37500      0.37500   7/1/1999   7555.99     60.11       1820000.00 Single Family Residence         Primary
1       28833218  7.37500      0.37500   7/1/1999   2153.87     90.00        346500.00 Single Family Residence         Primary
1       29201894  7.50000      0.50000   8/1/1999   2377.33     75.56        450000.00 Single Family Residence         Primary
1       29202983  7.25000      0.25000   7/1/1999   2264.83     73.78        450000.00 Single Family Residence         Primary
1       29203015  7.25000      0.25000   7/1/1999   1969.78     75.00        385000.00 Single Family Residence         Primary
1       29203205  7.25000      0.25000   8/1/1999   2998.85     79.93        550000.00 Single Family Residence         Primary
1       29203486  7.37500      0.37500   8/1/1999   3038.97     80.00        550000.00 Single Family Residence         Primary
1       29203809  7.25000      0.25000   7/1/1999   3581.43     73.84        711000.00 Single Family Residence         Primary
1       29204336  7.37500      0.37500   7/1/1999   2514.06     80.00        455000.00 Single Family Residence         Primary
1       29238987  7.50000      0.50000   8/1/1999   1834.74     80.00        328000.00 Condominium                     Primary
1       29239159  7.37500      0.37500   8/1/1999   1817.86     80.00        329000.00 Single Family Residence         Primary
1       29262490  7.62500      0.62500   7/1/1999   1857.96     75.00        350000.00 Single Family Residence         Primary
1       29269370  7.25000      0.25000   7/1/1999   1944.20     64.77        440000.00 Single Family Residence         Primary
1       29271046  7.25000      0.25000   8/1/1999   2409.79     75.00        471000.00 2-Family                        Primary
1       29271350  7.62500      0.62500   7/1/1999   2670.51     70.00        539000.00 Single Family Residence         Primary
1       29276706  7.62500      0.62500   7/1/1999   3772.54     79.91        667000.00 Single Family Residence         Primary
1       29276946  7.62500      0.62500   8/1/1999   1937.59     75.00        365000.00 Single Family Residence         Primary
1       29287091  7.25000      0.25000   7/1/1999   2019.24     80.00        370000.00 Single Family Residence         Primary
1       29287497  7.62500      0.62500   8/1/1999   2891.34     79.94        511000.00 Single Family Residence         Primary
1       29287661  7.25000      0.25000   7/1/1999   3581.43     75.00        700000.00 Single Family Residence         Primary
1       29287679  7.37500      0.37500   7/1/1999   3453.38     52.63        950000.00 Single Family Residence         Primary
1       29288305  7.25000      0.25000   7/1/1999   1937.38     80.00        355000.00 Single Family Residence         Second
1       29288446  7.25000      0.25000   7/1/1999   1855.52     80.00        340000.00 Single Family Residence         Primary
1       29288453  7.37500      0.37500   8/1/1999   3315.23     75.00        640000.00 Single Family Residence         Primary
1       28740827  Purpose
1       28741049  Rate/Term Refinance
1       28741494  Rate/Term Refinance
1       28741882  Rate/Term Refinance
1       28742237  Rate/Term Refinance
1       28742385  Purpose
1       28742914  Cash-Out Refinance
1       28744001  Purpose
1       28744373  Purpose
1       28745818  Cash-Out Refinance
1       28745867  Cash-Out Refinance
1       28746170  Rate/Term Refinance
1       28833218  Purpose
1       29201894  Purpose
1       29202983  Cash-Out Refinance
1       29203015  Cash-Out Refinance
1       29203205  Purpose
1       29203486  Purpose
1       29203809  Cash-Out Refinance
1       29204336  Purpose
1       29238987  Rate/Term Refinance
1       29239159  Purpose
1       29262490  Cash-Out Refinance
1       29269370  Cash-Out Refinance
1       29271046  Purpose
1       29271350  Cash-Out Refinance
1       29276706  Cash-Out Refinance
1       29276946  Cash-Out Refinance
1       29287091  Purpose
1       29287497  Purpose
1       29287661  Cash-Out Refinance
1       29287679  Cash-Out Refinance
1       29288305  Purpose
1       29288446  Purpose
1       29288453  Cash-Out Refinance

1       29288925  3694  LUCAS DR              SAN JOSE               CA      95148          360        354    287000.00    285701.86
1       29289170  160  S 13TH ST              SAN JOSE               CA      95112          360        354    312500.00    311051.17
1       29307006  1053  PERALTA AVE           ALBANY                 CA      94706          360        355    300000.00    298713.81
1       29307550  18410  CARLWYN DR           CASTRO VALLEY          CA      94546          360        354    312700.00    311250.28
1       29308186  2757  HARTLEY GATE CT       PLEASANTON             CA      94566          360        354    428000.00    425966.25
1       29308251  2301  TAMALPAIS AVE         EL CERRITO             CA      94530          360        354    298400.00    296982.07
1       29308368  18980  MT LASSEN DR         CASTRO VALLEY          CA      94552          360        355    345000.00    343671.18
1       29308509  1635  BLAKE ST              BERKELEY               CA      94703          360        356    304000.00    303111.49
1       29328754  1511  PROCTOR CT            LOUISVILLE             CO      80027          360        355    314450.00    313297.49
1       29336856  25843  N 113TH WAY          SCOTTSDALE             AZ      85255          360        355    400800.00    399193.42
1       29347473  10  LAS PISADAS             RANCHO SANTA MARGARI   CA      92688          360        354    285000.00    283710.95
1       29347507  6111  SCENIC AVE            LOS ANGELES            CA      90068          360        354    524800.00    520897.98
1       29348257  67  SAN MARINO CIRCLE       RANCHO MIRAGE          CA      92270          360        355    285000.00    283955.45
1       29382561  31  RIVERVIEW DR            TRABUCO CANYON         CA      92679          360        355    246400.00    245450.97
1       29383130  119  SENECA DR              WALNUT                 CA      91789          360        355    259920.00    258943.36
1       29383759  77780  COTTONWOOD COVE      INDIAN WELLS           CA      92210          360        355    600000.00    597689.01
1       29397841  28  PRIVATEER ST UNIT 5     LOS ANGELES            CA      90292          360        354    319500.00    317979.52
1       29398427  9838  CHICOPEE AVE          NORTHRIDGE             CA      91325          360        355    335200.00    333908.95
1       29398575  367  CARROLL PARK E         LONG BEACH             CA      90814          360        354    315000.00    313575.22
1       29398724  2035  WALNUT AVE            VENICE                 CA      90291          360        355    400000.00    398420.81
1       29418084  349  SPRAGUE RD             PENN VALLEY            PA      19072          360        356    333600.00    332600.35
1       29424249  2520  BENEDICT DR           SAN LEANDRO            CA      94577          360        354    258300.00    256872.69
1       29424538  1755  ORO VALLEY CIRCLE     WALNUT CREEK           CA      94596          360        354    470000.00    467874.17
1       29427317  3553  BEVERLY RIDGE DR      SHERMAN OAKS           CA      91423          360        354    363200.00    361093.88
1       29453099  207  MERO LN                LA CANADA FLINTRIDGE   CA      91011          360        355    387450.00    385957.68
1       29453412  3109  TRIUNFO CANYON RD     AGOURA                 CA      91301          360        355    456000.00    454243.64
1       29458734  4  SE CARPENTER & 4TH +     CARMEL                 CA      93921          360        355    359200.00    357850.33
1       29458965  402  GALLERIA DR UNIT 3     SAN JOSE               CA      95134          360        355    280000.00    278947.93
1       29459385  444  RALSTON ST             SAN FRANCISCO          CA      94132          360        355    300000.00    298808.58
1       29460383  758  43RD AVE+              SAN FRANCISCO          CA      94121          360        355    375000.00    372609.64
1       29501145  851  LIMERICK LN            HEALDSBURG             CA      95448          360        356    370000.00    368891.30
1       29501756  111  BUENA VISTA EAST AVE   SAN FRANCISCO          CA      94117          360        355    488000.00    486120.43
1       29502143  1339  GRAND AVE             SAN RAFAEL             CA      94901          360        355    300000.00    298900.46
1       29502598  4422  BLACK WALNUT CT       CONCORD                CA      94521          360        355    261000.00    259994.72
1       29513967  1510  AMBLESIDE CIR         NAPERVILLE             IL      60540          360        356    256500.00    255731.38
1       29288925  7.50000      0.50000   7/1/1999   2006.75     70.52        407000.00 Single Family Residence         Primary
1       29289170  7.37500      0.37500   7/1/1999   2158.36     56.82        550000.00 Single Family Residence         Primary
1       29307006  7.25000      0.25000   8/1/1999   2046.53     75.00        400000.00 Single Family Residence         Primary
1       29307550  7.37500      0.37500   7/1/1999   2159.74     89.99        347500.00 Single Family Residence         Primary
1       29308186  7.25000      0.25000   7/1/1999   2919.71     80.00        535000.00 Single Family Residence         Primary
1       29308251  7.25000      0.25000   7/1/1999   2035.61     79.57        375000.00 Single Family Residence         Primary
1       29308368  7.37500      0.37500   8/1/1999   2382.83     75.00        460000.00 Single Family Residence         Primary
1       29308509  7.62500      0.62500   9/1/1999   2151.69     80.00        380000.00 Single Family Residence         Primary
1       29328754  7.62500      0.62500   8/1/1999   2225.66     93.87        335000.00 Single Family Residence         Primary
1       29336856  7.50000      0.50000   8/1/1999   2802.45     72.87        550000.00 Single Family Residence         Primary
1       29347473  7.50000      0.50000   7/1/1999   1992.76     74.03        385000.00 Single Family Residence         Primary
1       29347507  7.50000      0.50000   7/1/1999   3669.48     80.00        656000.00 Single Family Residence         Primary
1       29348257  7.62500      0.62500   8/1/1999   2017.21     95.00        300000.00 Single Family Residence         Primary
1       29382561  7.37500      0.37500   8/1/1999   1701.82     80.00        308000.00 Single Family Residence         Primary
1       29383130  7.50000      0.50000   8/1/1999   1817.40     79.98        325000.00 Single Family Residence         Primary
1       29383759  7.37500      0.37500   8/1/1999   4144.05     65.22        920000.00 Single Family Residence         Second
1       29397841  7.25000      0.25000   7/1/1999   2179.55     88.75        360000.00 Condominium                     Primary
1       29398427  7.37500      0.37500   8/1/1999   2315.14     80.00        419000.00 Single Family Residence         Primary
1       29398575  7.50000      0.50000   7/1/1999   2202.53     89.24        353000.00 Single Family Residence         Primary
1       29398724  7.25000      0.25000   8/1/1999   2728.71     72.73        550000.00 Single Family Residence         Primary
1       29418084  7.50000      0.50000   9/1/1999   2332.58     79.43        420000.00 Single Family Residence         Primary
1       29424249  7.37500      0.37500   7/1/1999   1784.01     90.00        287000.00 Single Family Residence         Primary
1       29424538  7.50000      0.50000   7/1/1999   3286.31     74.02        635000.00 Single Family Residence         Primary
1       29427317  7.50000      0.50000   7/1/1999   2539.55     80.00        454000.00 Single Family Residence         Primary
1       29453099  7.37500      0.37500   8/1/1999   2676.02     89.90        431000.00 Single Family Residence         Primary
1       29453412  7.37500      0.37500   8/1/1999   3149.48     76.00        600000.00 Single Family Residence         Primary
1       29458734  7.50000      0.50000   8/1/1999   2511.58     80.00        449000.00 Single Family Residence         Second
1       29458965  7.50000      0.50000   8/1/1999   1957.80     80.00        350000.00 Condominium                     Primary
1       29459385  7.25000      0.25000   8/1/1999   2046.53     80.00        375000.00 Single Family Residence         Primary
1       29460383  7.25000      0.25000   8/1/1999   2558.16     66.96        560000.00 2-Family                        Primary
1       29501145  7.50000      0.50000   9/1/1999   2587.09     67.27        550000.00 Single Family Residence         Primary
1       29501756  7.37500      0.37500   8/1/1999   3370.49     80.00        610000.00 Condominium                     Primary
1       29502143  7.62500      0.62500   8/1/1999   2123.38     75.00        400000.00 Single Family Residence         Primary
1       29502598  7.37500      0.37500   8/1/1999   1802.66     71.51        365000.00 Single Family Residence         Primary
1       29513967  7.50000      0.50000   9/1/1999   1793.49     95.00        270000.00 Single Family Residence         Primary
1       29288925  Purpose
1       29289170  Cash-Out Refinance
1       29307006  Purpose
1       29307550  Purpose
1       29308186  Purpose
1       29308251  Purpose
1       29308368  Cash-Out Refinance
1       29308509  Purpose
1       29328754  Purpose
1       29336856  Purpose
1       29347473  Cash-Out Refinance
1       29347507  Purpose
1       29348257  Purpose
1       29382561  Rate/Term Refinance
1       29383130  Purpose
1       29383759  Purpose
1       29397841  Purpose
1       29398427  Purpose
1       29398575  Purpose
1       29398724  Cash-Out Refinance
1       29418084  Purpose
1       29424249  Purpose
1       29424538  Cash-Out Refinance
1       29427317  Purpose
1       29453099  Purpose
1       29453412  Rate/Term Refinance
1       29458734  Purpose
1       29458965  Purpose
1       29459385  Purpose
1       29460383  Purpose
1       29501145  Cash-Out Refinance
1       29501756  Purpose
1       29502143  Cash-Out Refinance
1       29502598  Cash-Out Refinance
1       29513967  Purpose

1       29522653    2310  NE 29TH ST            LIGHTHOUSE POINT       FL      33064        360        355    487700.00    485714.68
1       29541679    3041  BEVERLY ST            SAN MATEO              CA      94403        360        355    293000.00    291871.46
1       29541877    1825  CAPISTRANO WAY        BURLINGAME             CA      94010        360        355    564000.00    561880.82
1       29542099    26138  CAMINO REAL          CARMEL                 CA      93923        360        355    640000.00    637534.95
1       29802717    5522  BEGONIA DR            SAN JOSE               CA      95124        360        358    322500.00    322031.69
1       29877958    18205  FAIRVIEW LN          TORRANCE               CA      90504        360        355    292000.00    290929.77
1       29878410    14319  W SEQUOIA RD         CANYON COUNTRY         CA      91351        360        355    273550.00    272522.17
1       30767180    3591  RAVINEWOOD CT         COMMERCE TWP           MI      48382        360        355    600000.00    593484.39
1       30861082    26291  IBEZA RD             MISSION VIEJO          CA      92692        360        355    323000.00    321755.91
1       30875041    337  MARION AVE             MILL VALLEY            CA      94941        360        355    578000.00    575881.55
1       30875082    841  WAWONA AVE             OAKLAND                CA      94610        360        355    329000.00    327763.79
1       30877054    60  ARBOLADO DR             WALNUT CREEK           CA      94598        360        355    324000.00    322812.50
1       30877195    546  ROBIN DR               SANTA CLARA            CA      95050        360        355    350000.00    348583.66
1       30914006    3751  PAXTON PL             SANTA ROSA             CA      95404        360        355    396000.00    394842.59
1       31020340    517  RIVERVIEW DR           CAPITOLA               CA      95010        360        355    487500.00    485622.32
1       31061831    653  RIDGEWOOD AVE          MILL VALLEY            CA      94941        360        355    304500.00    303369.38
1       31077001    294  N DEERE PARK W         HIGHLAND PARK          IL      60035        360        355    562500.00    560386.48
1       31092679    115  OTSEGO AVE             SAN FRANCISCO          CA      94112        360        355    268000.00    267017.72
1       31105109    2394  DEODARA DR            LOS ALTOS              CA      94024        360        356    600000.00    598246.33
1       31198237    1531  & 1450 DEER CANYON R  ARROYO GRANDE          CA      93420        360        356    339500.00    338507.71
1       31340136    101  2ND ST UNIT 15         LOS ALTOS              CA      94022        360        356    409500.00    408272.95
1       31442700    217  S JACKSON ST UNIT B    DENVER                 CO      80209        360        357    287000.00    286357.00
1       31483670    1208  E OCEAN AVE +         SEAL BEACH             CA      90740        360        357    366000.00    365200.23
1       7015579506  7422  DEL ZURO DR           LOS ANGELES            CA      90046        360        282    290000.00    268450.38
1       7015787018  318  DEL AMIGO RD           DANVILLE               CA      94526        360        285    300000.00    241301.09
1       7015867109  15744  ARBELA DR            WHITTIER               CA      90603        360        285    270000.00    250254.64
1       7015868727  151  SOUNDVIEW AV           WHITE PLAINS           NY      10606        360        285    387500.00    332586.77
1       7016124013  18106  VIA DE FORTUNA       RANCHO SANTA FE        CA      92067        360        286    699500.00    631128.78
1       7018363098  11W SHADY LN C              HOUSTON                TX      77063        360        316    280000.00    267624.37
1       7019116396  3887      CHEVY CHASE       LA CANADA-FLINTRIDGE   CA      91011        360        333    743000.00    726215.33
1       7019124879  2240      MONTEREY BL       HERMOSA BEACH          CA      90254        360        332    750000.00    733185.10
1       7019211064  2233      VIA ACALONE       PALOS VERDES ESTATES   CA      90274        360        335    613000.00    600257.12
1       7019226625  6052      HANSEN DR         PLEASANTON             CA      94566        360        335    304000.00    297857.46
1       7019227631  400      DARRELL RD         HILLSBOROUGH           CA      94010        360        336    350000.00    318012.74
1       7019233415  1710      31ST AVE          SAN FRANCISCO          CA      94122        360        335    243700.00    232401.38
1       29522653    7.50000      0.50000   8/1/1999   3410.07     58.76        830000.00 Single Family Residence         Primary
1       29541679    7.37500      0.37500   8/1/1999   2023.68     72.35        405000.00 Single Family Residence         Primary
1       29541877    7.50000      0.50000   8/1/1999   3943.57     80.00        705000.00 Single Family Residence         Primary
1       29542099    7.37500      0.37500   8/1/1999   4420.32     76.65        835000.00 Single Family Residence         Second
1       29802717    7.62500      0.62500  11/1/1999   2282.63     75.00        430000.00 Single Family Residence         Primary
1       29877958    7.62500      0.62500   8/1/1999   2066.76     85.88        340000.00 Single Family Residence         Primary
1       29878410    7.50000      0.50000   8/1/1999   1912.70     79.99        342000.00 Single Family Residence         Primary
1       30767180    7.37500      0.37500   8/1/1999   4144.05     77.92        770000.00 Single Family Residence         Primary
1       30861082    7.37500      0.37500   8/1/1999   2230.88     77.27        418000.00 Single Family Residence         Primary
1       30875041    7.62500      0.62500   8/1/1999   4091.05     73.63        785000.00 Single Family Residence         Primary
1       30875082    7.50000      0.50000   8/1/1999   2300.42     76.69        429000.00 Single Family Residence         Primary
1       30877054    7.62500      0.62500   8/1/1999   2293.25     80.00        405000.00 Single Family Residence         Primary
1       30877195    7.50000      0.50000   8/1/1999   2447.25     70.00        500000.00 Single Family Residence         Primary
1       30914006    7.62500      0.62500   8/1/1999   2802.86     90.00        440000.00 Single Family Residence         Primary
1       31020340    7.37500      0.37500   8/1/1999   3367.04     75.00        650000.00 Single Family Residence         Primary
1       31061831    7.62500      0.62500   8/1/1999   2155.23     70.00        435000.00 Single Family Residence         Primary
1       31077001    7.50000      0.50000   8/1/1999   3933.08     75.00        750000.00 Single Family Residence         Primary
1       31092679    7.62500      0.62500   8/1/1999   1896.89     80.00        335000.00 Single Family Residence         Primary
1       31105109    7.62500      0.62500   9/1/1999   4246.76     79.26        757000.00 Single Family Residence         Primary
1       31198237    7.62500      0.62500   9/1/1999   2402.96     79.88        425000.00 Single Family Residence         Primary
1       31340136    7.50000      0.50000   9/1/1999   2863.28     75.00        546000.00 Condominium                     Primary
1       31442700    7.50000      0.50000  10/1/1999   2006.75     89.69        320000.00 Condominium                     Primary
1       31483670    7.62500      0.62500  10/1/1999   2590.53     80.00        457500.00 2-Family                        Primary
1       7015579506  7.50000      0.50000   7/1/1993   2027.73     59.79        485000.00 Single Family Residence         Primary
1       7015787018  7.15000      0.25000  10/1/1993   2026.23     65.93        455000.00 Single Family Residence         Primary
1       7015867109  7.30000      0.30000  10/1/1993   1851.05     56.25        480000.00 Single Family Residence         Primary
1       7015868727  7.35000      0.35000  10/1/1993   2669.77     56.99        680000.00 Single Family Residence         Primary
1       7016124013  7.15000      0.25000  11/1/1993   4724.48     65.07       1075000.00 Single Family Residence         Primary
1       7018363098  7.40000      0.40000   5/1/1996   1938.67     75.68        370000.00 Single Family Residence         Primary
1       7019116396  7.30000      0.30000  10/1/1997   5093.80     70.43       1055000.00 Single Family Residence         Primary
1       7019124879  7.55000      0.55000   9/1/1997   5269.82     69.44       1080000.00 Single Family Residence         Primary
1       7019211064  7.30000      0.30000  12/1/1997   4202.55     74.94        818000.00 Single Family Residence         Primary
1       7019226625  7.45000      0.45000  12/1/1997   2115.22     69.89        435000.00 Single Family Residence         Primary
1       7019227631  7.35000      0.35000   1/1/1998   2411.41     39.33        890000.00 Single Family Residence         Primary
1       7019233415  7.60000      0.60000  12/1/1997   1720.71     74.98        325000.00 Single Family Residence         Primary
1       29522653    Rate/Term Refinance
1       29541679    Rate/Term Refinance
1       29541877    Purpose
1       29542099    Purpose
1       29802717    Cash-Out Refinance
1       29877958    Rate/Term Refinance
1       29878410    Purpose
1       30767180    Rate/Term Refinance
1       30861082    Purpose
1       30875041    Cash-Out Refinance
1       30875082    Purpose
1       30877054    Purpose
1       30877195    Purpose
1       30914006    Purpose
1       31020340    Cash-Out Refinance
1       31061831    Cash-Out Refinance
1       31077001    Rate/Term Refinance
1       31092679    Purpose
1       31105109    Purpose
1       31198237    Rate/Term Refinance
1       31340136    Cash-Out Refinance
1       31442700    Purpose
1       31483670    Purpose
1       7015579506  Cash-Out Refinance
1       7015787018  Purpose
1       7015867109  Cash-Out Refinance
1       7015868727  Rate/Term Refinance
1       7016124013  Rate/Term Refinance
1       7018363098  Purpose
1       7019116396  Cash-Out Refinance
1       7019124879  Purpose
1       7019211064  Purpose
1       7019226625  Purpose
1       7019227631  Purpose
1       7019233415  Purpose

1       7019247795  1765      COCHRANE RD       MORGAN HILL            CA      95037        360        335    547500.00    536158.92
1       7019264857  26      LLOYD LN            LLOYD HARBOR           NY      11743        360        337    682000.00    668914.56
1       7019267355  1104W OCEAN FRONT           NEWPORT BEACH          CA      92661        360        335    839500.00    822697.96
1       7019268627  1681      SIRRENE DRI       SANTA ANA              CA      92705        360        336    398000.00    387912.41
1       7019273619  2395      BENSON AVE        SANTA CRUZ             CA      95065        360        336    390500.00    383020.81
1       7019275267  1925      HILLMAN AVE       BELMONT                CA      94002        360        336    343500.00    336983.40
1       7019276117  1730      KANSAS ST         REDWOOD CITY           CA      94061        360        337    414000.00    406056.75
1       7019278790  120      ELLENDALE R        MOSS BEACH             CA      94038        360        336    288000.00    278063.37
1       7019283808  1520      CYPRESS AVE       BURLINGAME             CA      94010        360        336    442000.00    432080.66
1       7019284020  796      NIANTIC DR         FOSTER CITY            CA      94404        360        336    317600.00    311458.85
1       7019285993  755  PARADISO CT            SOQUEL                 CA      95073        360        336    360000.00    353039.18
1       7019287627  515      VENADO VIST        LA CANADA-FLINTRIDGE   CA      91011        360        336    440000.00    431163.51
1       7019303697  114      TURQUOISE A        BALBOA ISLAND          CA      92662        360        338    484000.00    475475.52
1       7019307821  2203      HUNTINGTON        REDONDO BEACH          CA      90278        360        337    341900.00    335584.73
1       7019308795  3628      MONA WAY          SAN JOSE               CA      95130        360        338    304000.00    296717.29
1       7019318828  217      VIA SOCORRO        SAN CLEMENTE           CA      92672        360        337    256000.00    251148.86
1       7019321814  163  MADRONE AVE            LARKSPUR               CA      94939        360        337    300000.00    293592.93
1       7019322689  905      INDEPENDENC        SOUTHLAKE              TX      76092        360        338    569100.00    559172.24
1       7019323067  340      OLD RANCH R        BRADBURY               CA      91010        360        337    700000.00    687070.15
1       7019323281  737  THORSEN CT             LOS ALTOS              CA      94024        360        337    600000.00    588596.51
1       7019324685  344      HERMANN ST         SAN FRANCISCO          CA      94117        360        338    386000.00    379146.69
1       7019325849  106      APTOS AVE          SAN FRANCISCO          CA      94127        360        338    320000.00    314255.34
1       7019329601  1      N RIDGECRES          SCARSDALE              NY      10583        360        338    525000.00    515841.47
1       7019329932  2565      SACRAMENTO        SAN FRANCISCO          CA      94115        360        337    390000.00    382587.74
1       7019330187  3228      REBA DR           HOUSTON                TX      77019        360        337    250000.00    245252.49
1       7019336507  1938      MUIR WOOD         SAINT LOUIS            MO      63131        360        338    568000.00    547222.14
1       7019338313  3711      ELLIOTT ST        SAN DIEGO              CA      92106        360        338    479700.00    471170.32
1       7019340707  1035  BORDER RD             LOS ALTOS              CA      94024        360        338    300000.00    294665.67
1       7019343040  26810      EASTVALE RD      PALOS VERDES PENINSU   CA      90274        360        338    769000.00    755326.04
1       7019346340  34235      PERRY RD         UNION CITY             CA      94587        360        340    295000.00    290261.08
1       7019351092  23210      JUNIPER AVE      TORRANCE               CA      90505        360        338    300000.00    264204.05
1       7019353569  12917      WOLVERTON L      CERRITOS               CA      90703        360        338    365000.00    358321.83
1       7019354419  9828      WHITWELL DR       LOS ANGELES            CA      90210        360        340    896000.00    881468.54
1       7019360135  482      TAUPO LN           DEERFIELD              IL      60015        360        338    335200.00    329125.01
1       7019363410  16760S SPRINGWATER RD       OREGON CITY            OR      97045        360        339    367500.00    361101.51
1       7019247795  7.35000      0.35000  12/1/1997   3772.13     69.92        783000.00 Single Family Residence         Primary
1       7019264857  7.25000      0.25000   2/1/1998   4652.45     79.77        855000.00 Single Family Residence         Primary
1       7019267355  7.50000      0.50000  12/1/1997   5869.91     69.96       1200000.00 Single Family Residence         Primary
1       7019268627  7.60000      0.60000   1/1/1998   2810.18     71.07        560000.00 Single Family Residence         Primary
1       7019273619  7.50000      0.50000   1/1/1998   2730.44     71.00        550000.00 Single Family Residence         Primary
1       7019275267  7.55000      0.55000   1/1/1998   2413.58     78.07        440000.00 Single Family Residence         Primary
1       7019276117  7.25000      0.25000   2/1/1998   2824.21     80.00        517500.00 Single Family Residence         Primary
1       7019278790  7.40000      0.40000   1/1/1998   1994.06     80.00        360000.00 Single Family Residence         Primary
1       7019283808  7.50000      0.50000   1/1/1998   3090.53     66.47        665000.00 Single Family Residence         Primary
1       7019284020  7.45000      0.45000   1/1/1998   2209.85     80.00        397000.00 Single Family Residence         Primary
1       7019285993  7.45000      0.45000   1/1/1998   2504.86     80.00        450000.00 Single Family Residence         Primary
1       7019287627  7.25000      0.25000   1/1/1998   3001.58     80.00        550000.00 Single Family Residence         Primary
1       7019303697  7.45000      0.45000   3/1/1998   3367.65     80.00        605000.00 2-Family                        Primary
1       7019307821  7.45000      0.45000   2/1/1998   2378.92     89.97        380000.00 Condominium                     Primary
1       7019308795  7.20000      0.25000   3/1/1998   2063.52     80.00        380000.00 Single Family Residence         Primary
1       7019318828  7.55000      0.55000   2/1/1998   1798.77     80.00        320000.00 Single Family Residence         Primary
1       7019321814  7.50000      0.50000   2/1/1998   2097.65     66.67        450000.00 Single Family Residence         Primary
1       7019322689  7.50000      0.50000   3/1/1998   3979.23     79.59        715000.00 Single Family Residence         Primary
1       7019323067  7.45000      0.45000   2/1/1998   4870.56     53.85       1300000.00 Single Family Residence         Primary
1       7019323281  7.30000      0.30000   2/1/1998   4113.43     35.29       1700000.00 Single Family Residence         Primary
1       7019324685  7.45000      0.45000   3/1/1998   2685.77     75.69        510000.00 3-Family                        Primary
1       7019325849  7.35000      0.35000   3/1/1998   2204.72     68.16        469500.00 Single Family Residence         Primary
1       7019329601  7.50000      0.50000   3/1/1998   3670.88     75.00        700000.00 Single Family Residence         Primary
1       7019329932  7.30000      0.30000   2/1/1998   2673.73     46.43        840000.00 Single Family Residence         Primary
1       7019330187  7.60000      0.60000   2/1/1998   1765.19     50.51        495000.00 Single Family Residence         Primary
1       7019336507  7.45000      0.45000   3/1/1998   3952.11     80.00        710000.00 Single Family Residence         Primary
1       7019338313  7.40000      0.40000   3/1/1998   3321.35     79.95        600000.00 Single Family Residence         Primary
1       7019340707  7.40000      0.40000   3/1/1998   2077.14     42.86        700000.00 Single Family Residence         Primary
1       7019343040  7.40000      0.40000   3/1/1998   5324.41     69.91       1100000.00 Single Family Residence         Primary
1       7019346340  7.40000      0.40000   5/1/1998   2042.53     74.68        395000.00 Single Family Residence         Primary
1       7019351092  7.60000      0.60000   3/1/1998   2118.23     71.43        420000.00 Single Family Residence         Primary
1       7019353569  7.25000      0.25000   3/1/1998   2489.95     79.35        460000.00 Single Family Residence         Primary
1       7019354419  7.35000      0.35000   5/1/1998   6173.20     80.00       1120000.00 Single Family Residence         Primary
1       7019360135  7.30000      0.30000   3/1/1998   2298.04     80.00        419000.00 Single Family Residence         Primary
1       7019363410  7.25000      0.25000   4/1/1998   2507.00     75.00        490000.00 Single Family Residence         Primary
1       7019247795  Cash-Out Refinance
1       7019264857  Purpose
1       7019267355  Purpose
1       7019268627  Cash-Out Refinance
1       7019273619  Cash-Out Refinance
1       7019275267  Cash-Out Refinance
1       7019276117  Purpose
1       7019278790  Cash-Out Refinance
1       7019283808  Cash-Out Refinance
1       7019284020  Purpose
1       7019285993  Cash-Out Refinance
1       7019287627  Purpose
1       7019303697  Purpose
1       7019307821  Purpose
1       7019308795  Purpose
1       7019318828  Cash-Out Refinance
1       7019321814  Cash-Out Refinance
1       7019322689  Cash-Out Refinance
1       7019323067  Cash-Out Refinance
1       7019323281  Purpose
1       7019324685  Cash-Out Refinance
1       7019325849  Purpose
1       7019329601  Cash-Out Refinance
1       7019329932  Cash-Out Refinance
1       7019330187  Purpose
1       7019336507  Purpose
1       7019338313  Cash-Out Refinance
1       7019340707  Cash-Out Refinance
1       7019343040  Cash-Out Refinance
1       7019346340  Purpose
1       7019351092  Purpose
1       7019353569  Cash-Out Refinance
1       7019354419  Purpose
1       7019360135  Purpose
1       7019363410  Cash-Out Refinance

1       7019364368  2561      BAYSHORE DR       NEWPORT BEACH          CA      92663        360        340    925000.00    909562.47
1       7019364467  123      VIA MONTE D        TORRANCE               CA      90277        360        339    314900.00    309312.09
1       7019365803  1190E MAIN AVE              MORGAN HILL            CA      95037        360        338    292500.00    286797.42
1       7019367833  44      LA CRESTA D         PETALUMA               CA      94952        360        339    292500.00    287550.82
1       7019370381  11304      SPY GLASS H      WHITTIER               CA      90601        360        339    248300.00    243976.79
1       7019374490  1070      NEPTUNE AV        ENCINITAS              CA      92024        360        340   1000000.00    983151.37
1       7019376511  605      VIA LA ESTR        CARMEL VALLEY          CA      93924        360        338    258500.00    252641.21
1       7019381180  24644      VIA TECOLOT      CALABASAS              CA      91302        360        339    348000.00    342026.46
1       7019384051  3590W OAK TRAIL RD          SANTA YNEZ             CA      93460        360        339    260000.00    253693.57
1       7019388102  13135      CAMINITO RA      SAN DIEGO              CA      92128        360        339    660000.00    648725.80
1       7019389233  31212      CALLE BOLER      SAN JUAN CAPISTRANO    CA      92675        360        341    328000.00    322962.17
1       7019389613  4115S CLOVERDALE AVE        LOS ANGELES            CA      90008        360        340    322000.00    316626.05
1       7019395099  16951      ENCINO HILL      ENCINO                 CA      91436        360        340    460000.00    452681.16
1       7019395891  644      SENECA ST          PALO ALTO              CA      94301        360        340    648000.00    637690.08
1       7019396279  925      VIA NOGALES        PALOS VERDES ESTATES   CA      90274        360        340    800000.00    786901.00
1       7019397426  2980      ZURICH CT         LAGUNA BEACH           CA      92651        360        339    642000.00    625885.97
1       7019398739  231S HAMILTON DR            BEVERLY HILLS          CA      90211        360        340    250000.00    245867.13
1       7019399075  4193      WILKIE WY         PALO ALTO              CA      94306        360        339    248000.00    243883.32
1       7019403778  115      BURTON DR          SANTA CRUZ             CA      95065        360        339    392000.00    385303.63
1       7019404800  4410      BORINA DRIV       SAN JOSE               CA      95129        360        340    348000.00    342187.91
1       7019405344  240      KENT AVE           KENTFIELD              CA      94904        360        342    575000.00    565775.28
1       7019409734  23525      CAVA CIR         SALINAS                CA      93908        360        339    285000.00    280037.78
1       7019411946  3541      SWEET CLOVE       THOUSAND OAKS          CA      91362        360        340    339800.00    334182.75
1       7019413264  56225      RIVIERA          LA QUINTA              CA      92253        360        341    281000.00    276558.33
1       7019414601  6715S A1A HWY               MELBOURNE BEACH        FL      32951        360        340    380000.00    370233.08
1       7019417216  3113      MONTANA LN        CLAREMONT              CA      91711        360        341    340000.00    334877.18
1       7019418354  421      BERKSHIRE L        COPPELL                TX      75019        360        339    280000.00    274650.65
1       7019418636  2274      MONTIA PL         ESCONDIDO              CA      92029        360        340    298000.00    291990.38
1       7019420004  736      MIDLAND WAY        REDWOOD CITY           CA      94062        360        342    590000.00    581685.32
1       7019420269  21      DALY CROSS          MOUNT KISCO            NY      10549        360        341    251900.00    247918.35
1       7019428973  2385      ROANOKE RD        SAN MARNIO             CA      91108        360        340    440000.00    432586.63
1       7019429542  43      SADDLE RIDG         OSSINING               NY      10562        360        340    275000.00    268589.05
1       7019429914  2369      CRAIG CT          MOUNTAIN VIEW          CA      94043        360        340    312000.00    307130.36
1       7019430417  3079      NESTALL RD        LAGUNA BEACH           CA      92651        360        340    263000.00    258545.38
1       7019432462  14637      WEETH DR         SAN JOSE               CA      95124        360        340    368000.00    361617.08
1       7019364368  7.20000      0.25000   5/1/1998   6278.80     63.79       1450000.00 Single Family Residence         Primary
1       7019364467  7.15000      0.25000   4/1/1998   2126.86     69.98        450000.00 Single Family Residence         Primary
1       7019365803  7.35000      0.35000   3/1/1998   2015.25     62.23        470000.00 Single Family Residence         Primary
1       7019367833  7.40000      0.40000   4/1/1998   2025.22     76.97        380000.00 Single Family Residence         Primary
1       7019370381  7.25000      0.25000   4/1/1998   1693.85     73.03        340000.00 Single Family Residence         Primary
1       7019374490  7.15000      0.25000   5/1/1998   6754.07     62.50       1600000.00 Single Family Residence         Primary
1       7019376511  7.25000      0.25000   3/1/1998   1763.43     60.12        430000.00 Single Family Residence         Primary
1       7019381180  7.45000      0.45000   4/1/1998   2421.37     80.00        435000.00 Single Family Residence         Primary
1       7019384051  7.25000      0.25000   4/1/1998   1773.66     41.94        620000.00 Single Family Residence         Primary
1       7019388102  7.35000      0.35000   4/1/1998   4547.22     80.00        825000.00 Single Family Residence         Primary
1       7019389233  7.35000      0.35000   6/1/1998   2259.83     73.71        445000.00 Single Family Residence         Primary
1       7019389613  7.20000      0.25000   5/1/1998   2185.70     72.36        445000.00 Single Family Residence         Primary
1       7019395099  7.45000      0.45000   5/1/1998   3200.66     80.00        575000.00 Single Family Residence         Primary
1       7019395891  7.45000      0.45000   5/1/1998   4508.75     80.00        810000.00 Single Family Residence         Primary
1       7019396279  7.30000      0.30000   5/1/1998   5484.57     64.00       1250000.00 Single Family Residence         Primary
1       7019397426  7.40000      0.40000   4/1/1998   4445.08     67.58        950000.00 Single Family Residence         Primary
1       7019398739  7.25000      0.25000   5/1/1998   1705.45     54.00        463000.00 Single Family Residence         Primary
1       7019399075  7.50000      0.50000   4/1/1998   1734.06     65.26        380000.00 Single Family Residence         Primary
1       7019403778  7.35000      0.35000   4/1/1998   2700.78     80.00        490000.00 Single Family Residence         Primary
1       7019404800  7.50000      0.50000   5/1/1998   2433.27     80.00        435000.00 Single Family Residence         Primary
1       7019405344  7.15000      0.25000   7/1/1998   3883.59     68.13        844000.00 Single Family Residence         Primary
1       7019409734  7.25000      0.25000   4/1/1998   1944.21     57.00        500000.00 Single Family Residence         Primary
1       7019411946  7.25000      0.25000   5/1/1998   2318.04     79.95        425000.00 Single Family Residence         Primary
1       7019413264  7.20000      0.25000   6/1/1998   1907.40     67.71        415000.00 Condominium                     Primary
1       7019414601  7.60000      0.60000   5/1/1998   2683.09     80.00        475000.00 Single Family Residence         Primary
1       7019417216  7.45000      0.45000   6/1/1998   2365.70     80.00        425000.00 Single Family Residence         Primary
1       7019418354  7.45000      0.45000   4/1/1998   1948.23     80.00        350000.00 Single Family Residence         Primary
1       7019418636  7.55000      0.55000   5/1/1998   2093.88     79.89        373000.00 Single Family Residence         Primary
1       7019420004  7.50000      0.50000   7/1/1998   4125.37     61.59        958000.00 Single Family Residence         Primary
1       7019420269  7.20000      0.25000   6/1/1998   1709.87     69.97        360000.00 Single Family Residence         Primary
1       7019428973  7.15000      0.25000   5/1/1998   2971.79     80.00        550000.00 Single Family Residence         Primary
1       7019429542  7.15000      0.25000   5/1/1998   1857.37     76.39        360000.00 Single Family Residence         Primary
1       7019429914  7.55000      0.55000   5/1/1998   2192.25     80.00        390000.00 Single Family Residence         Primary
1       7019430417  7.20000      0.25000   5/1/1998   1785.22     64.94        405000.00 Single Family Residence         Primary
1       7019432462  7.60000      0.60000   5/1/1998   2598.36     92.00        400000.00 Single Family Residence         Primary
1       7019364368  Cash-Out Refinance
1       7019364467  Cash-Out Refinance
1       7019365803  Cash-Out Refinance
1       7019367833  Cash-Out Refinance
1       7019370381  Purpose
1       7019374490  Cash-Out Refinance
1       7019376511  Cash-Out Refinance
1       7019381180  Cash-Out Refinance
1       7019384051  Cash-Out Refinance
1       7019388102  Cash-Out Refinance
1       7019389233  Cash-Out Refinance
1       7019389613  Cash-Out Refinance
1       7019395099  Cash-Out Refinance
1       7019395891  Purpose
1       7019396279  Cash-Out Refinance
1       7019397426  Cash-Out Refinance
1       7019398739  Purpose
1       7019399075  Cash-Out Refinance
1       7019403778  Cash-Out Refinance
1       7019404800  Purpose
1       7019405344  Cash-Out Refinance
1       7019409734  Cash-Out Refinance
1       7019411946  Purpose
1       7019413264  Cash-Out Refinance
1       7019414601  Cash-Out Refinance
1       7019417216  Cash-Out Refinance
1       7019418354  Cash-Out Refinance
1       7019418636  Purpose
1       7019420004  Purpose
1       7019420269  Cash-Out Refinance
1       7019428973  Cash-Out Refinance
1       7019429542  Cash-Out Refinance
1       7019429914  Cash-Out Refinance
1       7019430417  Cash-Out Refinance
1       7019432462  Cash-Out Refinance

1       7019437586  5676      SUNCREEK DR       LAKE OSWEGO            OR      97035        360        340    250000.00    246116.84
1       7019439939  23003      DORIS WAY        TORRANCE               CA      90505        360        340    291000.00    283609.30
1       7019440705  902      PASEO FERRE        SANTA BARBARA          CA      93103        360        340    392000.00    379260.79
1       7019441067  47856      AVALON HEIG      FREMONT                CA      94539        360        342    395000.00    389270.30
1       7019445324  464      HEATHER CT         LOS ALTOS              CA      94022        360        340    447000.00    439680.80
1       7019446595  1292      WESTWIND CI       WESTLAKE VILLAGE       CA      91361        360        340    420000.00    403103.13
1       7019446991  2645W 231ST ST              TORRANCE               CA      90505        360        340    348000.00    342301.88
1       7019447403  180      FOX HOLLOW         WOODSIDE               CA      94062        360        340    650000.00    639254.95
1       7019450373  16      GRANDBRIAR          ALISO VIEJO            CA      92656        360        340    248000.00    243900.31
1       7019451215  103      OCEAN AVE          MASSAPEQUA             NY      11758        360        341    341000.00    333301.85
1       7019453732  4410      FOREST CT         CASTRO VALLEY          CA      94546        360        340    252000.00    248066.88
1       7019454144  412      ELLESMERE D        WALNUT CREEK           CA      94598        360        340    285000.00    280551.88
1       7019455869  11528      DUQUE DR         STUDIO CITY            CA      91604        360        341    478000.00    468010.14
1       7019458400  3255      ALLEGHENY C       THOUSAND OAKS          CA      91362        360        340    280000.00    275102.54
1       7019460406  2343W ORANGE DR             UPLAND                 CA      91784        360        340    279500.00    273655.08
1       7019461123  17309      QUESAN PL        ENCINO                 CA      91316        360        342    402000.00    395935.40
1       7019463517  1830      FULTON ST         PALO ALTO              CA      94303        360        340    900000.00    885817.48
1       7019465611  10646      CHIQUITA ST      TULUCA LAKE            CA      91602        360        341    324000.00    318927.27
1       7019466049  1282      CHATEAU DR        SAN JOSE               CA      95120        360        340    500000.00    472891.78
1       7019466585  1045      BIG OAK RAN       FALLBROOK              CA      92028        360        340    350000.00    344589.60
1       7019471098  14401      HIGHWAY 99       CHICO                  CA      95973        360        341    380000.00    374329.28
1       7019472625  660S 15TH STREET            SAN JOSE               CA      95112        360        340    288000.00    283354.12
1       7019479042  2800W MAIN ST               WAUCONDA               IL      60084        360        340    282300.00    277936.23
1       7019479323  558W REMINGTON DR           SUNNYVALE              CA      94087        360        340    270000.00    265204.82
1       7019480321  22718      RIDGELINE R      DIAMOND BAR            CA      91765        360        341    385000.00    379364.45
1       7019481790  5342      CALLE VISTA       SAN DIEGO              CA      92109        360        341    420000.00    413732.26
1       7019493688  519      BUNKER HILL        HOUSTON                TX      77024        360        340    312100.00    307086.53
1       7019495436  24825      SAN PEDRO A      LAGUNA HILLS           CA      92653        360        340    256000.00    249864.25
1       7019497267  164      HEATHER DR         ATHERTON               CA      94027        360        341    585000.00    576436.90
1       7019508188  4090      SUNSET LN         PEBBLE BEACH           CA      93953        360        341    322000.00    316910.35
1       7019508576  3510      MARCUS AVE        NEWPORT BEACH          CA      92663        360        341    555000.00    546797.13
1       7019508642  480E 18TH ST                COSTA MESA             CA      92627        360        341    292000.00    284987.98
1       7019510556  3588      PIMLICO DR        PLEASANTON             CA      94588        360        342    275000.00    270332.13
1       7019511331  34      MARIONS LN          FORT SALONGA           NY      11768        360        344    256000.00    252813.43
1       7019513055  9305      LOS LAGOS C       LOOMIS                 CA      95650        360        341    349000.00    343741.43
1       7019437586  7.60000      0.60000   5/1/1998   1765.19     61.73        405000.00 Single Family Residence         Primary
1       7019439939  7.25000      0.25000   5/1/1998   1985.14     71.85        405000.00 Single Family Residence         Primary
1       7019440705  7.30000      0.30000   5/1/1998   2687.44     76.12        515000.00 Single Family Residence         Primary
1       7019441067  7.35000      0.35000   7/1/1998   2721.44     54.48        725000.00 Single Family Residence         Primary
1       7019445324  7.30000      0.30000   5/1/1998   3064.51     51.09        875000.00 Single Family Residence         Primary
1       7019446595  7.50000      0.50000   5/1/1998   2936.71     77.06        545000.00 Single Family Residence         Primary
1       7019446991  7.30000      0.30000   5/1/1998   2385.79     80.00        435000.00 Single Family Residence         Primary
1       7019447403  7.25000      0.25000   5/1/1998   4434.15     20.97       3100000.00 Single Family Residence         Primary
1       7019450373  7.25000      0.25000   5/1/1998   1691.80     80.00        310000.00 Single Family Residence         Primary
1       7019451215  7.40000      0.40000   6/1/1998   2361.02     75.78        450000.00 Single Family Residence         Primary
1       7019453732  7.55000      0.55000   5/1/1998   1770.66     80.00        315000.00 Single Family Residence         Primary
1       7019454144  7.55000      0.55000   5/1/1998   2002.53     68.67        415000.00 Single Family Residence         Primary
1       7019455869  7.50000      0.50000   6/1/1998   3342.25     74.92        638000.00 Single Family Residence         Primary
1       7019458400  7.50000      0.50000   5/1/1998   1957.81     80.00        350000.00 Single Family Residence         Primary
1       7019460406  7.50000      0.50000   5/1/1998   1954.31     76.58        365000.00 Single Family Residence         Primary
1       7019461123  7.15000      0.25000   7/1/1998   2715.14     51.87        775000.00 Single Family Residence         Primary
1       7019463517  7.50000      0.50000   5/1/1998   6292.94     60.00       1500000.00 Single Family Residence         Primary
1       7019465611  7.25000      0.25000   6/1/1998   2210.26     77.14        420000.00 Single Family Residence         Primary
1       7019466049  7.45000      0.45000   5/1/1998   3478.97     69.93        715000.00 Single Family Residence         Primary
1       7019466585  7.60000      0.60000   5/1/1998   2471.27     61.40        570000.00 Single Family Residence         Primary
1       7019471098  7.50000      0.50000   6/1/1998   2657.02     80.00        475000.00 Single Family Residence         Primary
1       7019472625  7.50000      0.50000   5/1/1998   2013.74     80.00        360000.00 Single Family Residence         Primary
1       7019479042  7.60000      0.60000   5/1/1998   1993.25     68.85        410000.00 Single Family Residence         Primary
1       7019479323  7.60000      0.60000   5/1/1998   1906.41     56.25        480000.00 Single Family Residence         Primary
1       7019480321  7.60000      0.60000   6/1/1998   2718.39     52.31        736000.00 Single Family Residence         Primary
1       7019481790  7.50000      0.50000   6/1/1998   2936.71     80.00        525000.00 Single Family Residence         Primary
1       7019493688  7.40000      0.40000   5/1/1998   2160.92     70.93        440000.00 Single Family Residence         Primary
1       7019495436  7.45000      0.45000   5/1/1998   1781.24     78.77        325000.00 Single Family Residence         Primary
1       7019497267  7.60000      0.60000   6/1/1998   4130.54     44.15       1325000.00 Single Family Residence         Primary
1       7019508188  7.20000      0.25000   6/1/1998   2185.70     77.59        415000.00 Single Family Residence         Primary
1       7019508576  7.55000      0.55000   6/1/1998   3899.67     75.00        740000.00 Single Family Residence         Primary
1       7019508642  7.30000      0.30000   6/1/1998   2001.87     75.84        385000.00 Single Family Residence         Primary
1       7019510556  7.25000      0.25000   7/1/1998   1875.99     73.33        375000.00 Single Family Residence         Primary
1       7019511331  7.50000      0.50000   9/1/1998   1789.99     59.67        429000.00 Single Family Residence         Primary
1       7019513055  7.45000      0.45000   6/1/1998   2428.33     49.86        700000.00 Single Family Residence         Primary
1       7019437586  Cash-Out Refinance
1       7019439939  Cash-Out Refinance
1       7019440705  Cash-Out Refinance
1       7019441067  Purpose
1       7019445324  Cash-Out Refinance
1       7019446595  Cash-Out Refinance
1       7019446991  Cash-Out Refinance
1       7019447403  Cash-Out Refinance
1       7019450373  Purpose
1       7019451215  Cash-Out Refinance
1       7019453732  Cash-Out Refinance
1       7019454144  Cash-Out Refinance
1       7019455869  Purpose
1       7019458400  Cash-Out Refinance
1       7019460406  Cash-Out Refinance
1       7019461123  Cash-Out Refinance
1       7019463517  Cash-Out Refinance
1       7019465611  Cash-Out Refinance
1       7019466049  Cash-Out Refinance
1       7019466585  Cash-Out Refinance
1       7019471098  Cash-Out Refinance
1       7019472625  Purpose
1       7019479042  Cash-Out Refinance
1       7019479323  Cash-Out Refinance
1       7019480321  Cash-Out Refinance
1       7019481790  Cash-Out Refinance
1       7019493688  Cash-Out Refinance
1       7019495436  Cash-Out Refinance
1       7019497267  Cash-Out Refinance
1       7019508188  Cash-Out Refinance
1       7019508576  Cash-Out Refinance
1       7019508642  Cash-Out Refinance
1       7019510556  Purpose
1       7019511331  Cash-Out Refinance
1       7019513055  Cash-Out Refinance

1       7019516231  5113      PALISADE CI       RIVERSIDE              CA      92506        360        342    265000.00    261265.46
1       7019516538  4497      LYNFIELD LA       SAN JOSE               CA      95136        360        341    281600.00    277293.85
1       7019516785  3009      OCEAN DR          OXNARD                 CA      93035        360        341    480000.00    472837.07
1       7019519532  6130      VERNER AVE        SACRAMENTO             CA      95841        360        341    255000.00    251194.62
1       7019520894  17      LAGUNITA DR         LAGUNA BEACH           CA      92651        360        341   1498000.00   1475211.68
1       7019524185  278      FULTON ST          REDWOOD CITY           CA      94062        360        341    456000.00    448996.09
1       7019526222  5      MARBELLA             SAN CLEMENTE           CA      92673        360        341    400000.00    393973.10
1       7019526495  500      EAGLE VALLE        DANVILLE               CA      94506        360        340    287200.00    282717.49
1       7019528335  2717      FAIRBROOK D       MOUNTAIN VIEW          CA      94040        360        343    626000.00    617694.43
1       7019531271  11330SWMEADOWLARK LN        BEAVERTON              OR      97007        360        341    300000.00    295515.88
1       7019534051  532      MORNINGHOME        DANVILLE               CA      94526        360        342    315000.00    308025.11
1       7019536650  1421SWMILITARY RD           PORTLAND               OR      97219        360        344    399000.00    394033.38
1       7019539522  1950      SKYCREST DR       FULLERTON              CA      92831        360        342    320000.00    315222.63
1       7019540363  13      FIR DR              KINGS POINT            NY      11024        360        343    620000.00    608476.43
1       7019545644  520      GARRIGAN CT        DANVILLE               CA      94506        360        342    465000.00    458446.93
1       7019545669  434W THORN ST               SAN DIEGO              CA      92103        360        342    700000.00    682415.06
1       7019546220  120      FAIRWAY VIE        COMMACK                NY      11725        360        342    300000.00    294001.75
1       7019549745  19804      TURTLE SPRI      NORTHRIDGE             CA      91326        360        341    273800.00    269284.96
1       7019552277  1405      RHINE LN          SAN JOSE               CA      95118        360        344    260000.00    256668.32
1       7019556229  1134      CRESCENT DR       SAN JOSE               CA      95125        360        341    435000.00    427682.58
1       7019558092  1320      BALD EAGLE        NAPLES                 FL      34105        360        341    280000.00    275740.37
1       7019561740  17427      EL RANCHO A      MONTE SERENO           CA      95030        360        342    650000.00    640927.91
1       7019563530  1570    9 GLENNEYRE S       LAGUNA BEACH           CA      92657        360        343    440000.00    434162.23
1       7019565691  458N ELLSWORTH AVE          SAN MATEO              CA      94401        360        341    256000.00    251709.94
1       7019566442  1343      MATTERHORN        RIVERSIDE              CA      92506        360        342    336000.00    331355.39
1       7019568075  14800      OAK KNOLL L      CLOVIS                 CA      93611        360        342    396200.00    390507.87
1       7019570840  1308      OCEAN DR          OXNARD                 CA      93035        360        342    304000.00    299674.22
1       7019571418  4067      HAPPY VALLE       LAFAYETTE              CA      94549        360        342   1000000.00    986042.85
1       7019571954  1492      CARLA RDG         BEVERLY HILLS          CA      90210        360        341    950000.00    935268.20
1       7019572093  2209      VIA GAVILAN       SAN CLEMENTE           CA      92674        360        342    440000.00    431650.93
1       7019574354  1685  BURLEY DR             MILPITAS               CA      95035        360        342    320000.00    315575.52
1       7019574800  5766      HECKER PASS       GILROY                 CA      95020        360        341    416000.00    408061.78
1       7019577837  4016      COUNTRY CLU       BAKERSFIELD            CA      93306        360        343    648800.00    639939.05
1       7019578108  3080      SLOAT RD          PEBBLE BEACH           CA      93953        360        342    283000.00    278651.34
1       7019584569  20987      GREENLEAF D      CUPERTINO              CA      95014        360        342    525000.00    513314.71
1       7019516231  7.50000      0.50000   7/1/1998   1852.92     76.81        345000.00 Single Family Residence         Primary
1       7019516538  7.45000      0.45000   6/1/1998   1959.36     80.00        352000.00 Single Family Residence         Primary
1       7019516785  7.50000      0.50000   6/1/1998   3356.23     80.00        600000.00 Single Family Residence         Primary
1       7019519532  7.50000      0.50000   6/1/1998   1783.00     79.94        319000.00 Single Family Residence         Primary
1       7019520894  7.40000      0.40000   6/1/1998  10371.85     50.78       2950000.00 Single Family Residence         Primary
1       7019524185  7.35000      0.35000   6/1/1998   3141.72     80.00        570000.00 Single Family Residence         Primary
1       7019526222  7.45000      0.45000   6/1/1998   2783.18     58.82        680000.00 Single Family Residence         Primary
1       7019526495  7.55000      0.55000   5/1/1998   2017.99     80.00        359000.00 Single Family Residence         Primary
1       7019528335  7.50000      0.50000   8/1/1998   4377.09     80.00        782500.00 Single Family Residence         Primary
1       7019531271  7.50000      0.50000   6/1/1998   2097.65     80.00        375000.00 Single Family Residence         Primary
1       7019534051  7.55000      0.55000   7/1/1998   2213.33     70.00        450000.00 Single Family Residence         Primary
1       7019536650  7.50000      0.50000   9/1/1998   2789.87     70.00        570000.00 Single Family Residence         Primary
1       7019539522  7.20000      0.25000   7/1/1998   2172.13     80.00        400000.00 Single Family Residence         Primary
1       7019540363  7.25000      0.25000   8/1/1998   4229.50     65.96        940000.00 Single Family Residence         Primary
1       7019545644  7.50000      0.50000   7/1/1998   3251.35     75.00        620000.00 Single Family Residence         Primary
1       7019545669  7.35000      0.35000   7/1/1998   4822.81     50.00       1400000.00 Single Family Residence         Primary
1       7019546220  7.50000      0.50000   7/1/1998   2097.65     58.82        510000.00 Single Family Residence         Primary
1       7019549745  7.35000      0.35000   6/1/1998   1886.41     79.36        345000.00 Single Family Residence         Primary
1       7019552277  7.35000      0.35000   9/1/1998   1791.33     80.00        325000.00 Single Family Residence         Primary
1       7019556229  7.45000      0.45000   6/1/1998   3026.71     79.09        550000.00 Single Family Residence         Primary
1       7019558092  7.40000      0.40000   6/1/1998   1938.67     80.00        350000.00 Single Family Residence         Primary
1       7019561740  7.55000      0.55000   7/1/1998   4567.17     75.14        865000.00 Single Family Residence         Primary
1       7019563530  7.50000      0.50000   8/1/1998   3076.55     80.00        550000.00 3-Family                        Primary
1       7019565691  7.55000      0.55000   6/1/1998   1798.77     80.00        320000.00 Single Family Residence         Primary
1       7019566442  7.60000      0.60000   7/1/1998   2372.42     80.00        420000.00 Single Family Residence         Primary
1       7019568075  7.40000      0.40000   7/1/1998   2743.21     61.91        640000.00 Single Family Residence         Primary
1       7019570840  7.45000      0.45000   7/1/1998   2115.22     80.00        380000.00 Single Family Residence         Primary
1       7019571418  7.55000      0.55000   7/1/1998   7026.42     68.97       1450000.00 Single Family Residence         Primary
1       7019571954  7.30000      0.30000   6/1/1998   6512.93     51.21       1855000.00 Single Family Residence         Primary
1       7019572093  7.45000      0.45000   7/1/1998   3061.50     80.00        550000.00 Single Family Residence         Primary
1       7019574354  7.60000      0.60000   7/1/1998   2259.44     80.00        400000.00 Single Family Residence         Primary
1       7019574800  7.55000      0.55000   6/1/1998   2922.99     80.00        520000.00 Single Family Residence         Primary
1       7019577837  7.35000      0.35000   8/1/1998   4470.06     64.88       1000000.00 Single Family Residence         Primary
1       7019578108  7.50000      0.50000   7/1/1998   1978.78     54.42        520000.00 Single Family Residence         Primary
1       7019584569  7.15000      0.25000   7/1/1998   3545.89     65.63        800000.00 Single Family Residence         Primary
1       7019516231  Cash-Out Refinance
1       7019516538  Purpose
1       7019516785  Purpose
1       7019519532  Cash-Out Refinance
1       7019520894  Cash-Out Refinance
1       7019524185  Cash-Out Refinance
1       7019526222  Cash-Out Refinance
1       7019526495  Purpose
1       7019528335  Purpose
1       7019531271  Cash-Out Refinance
1       7019534051  Cash-Out Refinance
1       7019536650  Purpose
1       7019539522  Cash-Out Refinance
1       7019540363  Purpose
1       7019545644  Cash-Out Refinance
1       7019545669  Purpose
1       7019546220  Cash-Out Refinance
1       7019549745  Purpose
1       7019552277  Purpose
1       7019556229  Cash-Out Refinance
1       7019558092  Purpose
1       7019561740  Cash-Out Refinance
1       7019563530  Purpose
1       7019565691  Cash-Out Refinance
1       7019566442  Cash-Out Refinance
1       7019568075  Cash-Out Refinance
1       7019570840  Cash-Out Refinance
1       7019571418  Cash-Out Refinance
1       7019571954  Purpose
1       7019572093  Cash-Out Refinance
1       7019574354  Cash-Out Refinance
1       7019574800  Purpose
1       7019577837  Cash-Out Refinance
1       7019578108  Cash-Out Refinance
1       7019584569  Purpose

1       7019586127  331      SPRUCE ST          HALF MOON BAY          CA      94019        360        342    272000.00    267992.69
1       7019592166  2524      GATLIN AVE        ORLANDO                FL      32806        360        343    342000.00    327179.89
1       7019593420  33945      MANTA CT         DANA POINT             CA      92629        360        343    252000.00    248688.75
1       7019595540  291      ARLINGTON D        PASADENA               CA      91105        360        342    300000.00    295852.97
1       7019596977  2235      MIDVALE AVE       LOS ANGELES            CA      90064        360        343    270000.00    266346.71
1       7019604417  278      LANGTON AVE        LOS ALTOS              CA      94022        360        342    369000.00    362509.51
1       7019605463  615E ORANGE GROVE AV        SIERRA MADRE           CA      91024        360        343    284000.00    275104.81
1       7019609317  1109E SUNNYSLOPE RD         PETALUMA               CA      94952        360        343    270000.00    266417.78
1       7019611230  8018      VICKSBURG A       LOS ANGELES            CA      90045        360        344    258400.00    254040.68
1       7019611594  4430      ROOP RD           GILROY                 CA      95020        360        343    396000.00    390379.83
1       7019611644  152      CHATTANOOGA        SAN FRANCISCO          CA      94114        360        342    500000.00    440099.74
1       7019613178  1030      INDEPENDENC       TRACY                  CA      95376        360        342    288800.00    284529.53
1       7019616510  1125      WEKIVA AVE        CAMPBELL               CA      95008        360        343    268000.00    264268.65
1       7019617377  216E JUNIPERO ST            SANTA BARBARA          CA      93105        360        343    330000.00    325449.44
1       7019619993  6152    V CANADA DEL        RANCHO SANTA FE        CA      92067        360        343   1110000.00   1095533.79
1       7019620454  97      EL CAMINO C         WALNUT CREEK           CA      94596        360        342    345000.00    340231.12
1       7019624167  25820      PASEO EL CA      MONTEREY               CA      93940        360        342    425000.00    418655.24
1       7019626659  1408      PASEO LA CR       PALOS VERDES ESTATES   CA      90274        360        343    386000.00    380828.92
1       7019627160  20820      MCCLELLAN P      CUPERTINO              CA      95014        360        342    416000.00    410249.47
1       7019633374  575      VEREDA D CI        GOLETA                 CA      93117        360        343    404000.00    398482.46
1       7019634554  88      MUIR AVE            SANTA CLARA            CA      95051        360        342    352000.00    346844.77
1       7019636906  6363      SAINT ANDRE       STOCKTON               CA      95219        360        343    523800.00    516163.00
1       7019637003  2860      DEEVA CT          GILROY                 CA      95020        360        343    285000.00    281181.91
1       7019644678  920      PLACER RIDG        WALNUT CREEK           CA      94596        360        343    456000.00    449949.99
1       7019655096  1030      BAY ST 3          SANTA MONICA           CA      90405        360        343    256000.00    250164.33
1       7019655971  18499      OLD RIVER R      LAKE OSWEGO            OR      97034        360        343    463300.00    457153.04
1       7019657639  217      VIA RAVENNA        NEWPORT                CA      92663        360        343    256500.00    251035.43
1       7019657761  12      HOLLY HILL          KATONAH                NY      10536        360        343    350000.00    344978.94
1       7019658082  1515SE14TH CT               DEERFIELD BEACH        FL      33441        360        343    247200.00    243920.26
1       7019658553  15      CHEMUNG PL          JERICHO                NY      11753        360        345    280000.00    276670.36
1       7019659114  2360W STEEPLE CHASE C       LIBERTYVILLE           IL      60048        360        343    384000.00    378755.51
1       7019662100  1037      SUNSET DR         SAN CARLOS             CA      94070        360        344    400000.00    395069.00
1       7019662225  3560      ALBATROSS S       SAN DIEGO              CA      92103        360        345    241000.00    238037.02
1       7019664197  6450      MANOR DR          BURR RIDGE             IL      60521        360        344    343800.00    339436.73
1       7019671184  2335      BRITTANY LN       LODI                   CA      95242        360        343    321000.00    312476.85
1       7019586127  7.60000      0.60000   7/1/1998   1920.53     80.00        340000.00 Single Family Residence         Primary
1       7019592166  7.50000      0.50000   8/1/1998   2391.32     80.00        427500.00 Single Family Residence         Primary
1       7019593420  7.55000      0.55000   8/1/1998   1770.66     80.00        315000.00 Single Family Residence         Primary
1       7019595540  7.60000      0.60000   7/1/1998   2118.23     75.00        400000.00 Condominium                     Primary
1       7019596977  7.40000      0.40000   8/1/1998   1869.43     75.00        360000.00 Single Family Residence         Primary
1       7019604417  7.40000      0.40000   7/1/1998   2554.89     59.04        625000.00 Single Family Residence         Primary
1       7019605463  7.25000      0.25000   8/1/1998   1937.39     80.00        355000.00 Single Family Residence         Primary
1       7019609317  7.50000      0.50000   8/1/1998   1887.88     79.41        340000.00 Single Family Residence         Primary
1       7019611230  7.50000      0.50000   9/1/1998   1806.78     85.00        304000.00 Single Family Residence         Primary
1       7019611594  7.15000      0.25000   8/1/1998   2674.62     44.00        900000.00 Single Family Residence         Primary
1       7019611644  7.45000      0.45000   7/1/1998   3478.97     64.35        777000.00 Single Family Residence         Primary
1       7019613178  7.25000      0.25000   7/1/1998   1970.13     80.00        361000.00 Single Family Residence         Primary
1       7019616510  7.25000      0.25000   8/1/1998   1828.24     80.00        335000.00 Single Family Residence         Primary
1       7019617377  7.30000      0.30000   8/1/1998   2262.39     55.93        590000.00 Single Family Residence         Primary
1       7019619993  7.60000      0.60000   8/1/1998   7837.43     60.00       1850000.00 Single Family Residence         Primary
1       7019620454  7.60000      0.60000   7/1/1998   2435.96     75.00        460000.00 Single Family Residence         Primary
1       7019624167  7.20000      0.25000   7/1/1998   2884.85     62.96        675000.00 Single Family Residence         Primary
1       7019626659  7.45000      0.45000   8/1/1998   2685.77     20.32       1900000.00 Single Family Residence         Primary
1       7019627160  7.60000      0.60000   7/1/1998   2937.28     80.00        520000.00 Single Family Residence         Primary
1       7019633374  7.35000      0.35000   8/1/1998   2783.45     69.06        585000.00 Single Family Residence         Primary
1       7019634554  7.30000      0.30000   7/1/1998   2413.21     80.00        440000.00 Single Family Residence         Primary
1       7019636906  7.45000      0.45000   8/1/1998   3644.57     69.84        750000.00 Single Family Residence         Primary
1       7019637003  7.45000      0.45000   8/1/1998   1983.02     56.21        507000.00 Single Family Residence         Primary
1       7019644678  7.50000      0.50000   8/1/1998   3188.42     80.00        570000.00 Single Family Residence         Primary
1       7019655096  7.50000      0.50000   8/1/1998   1789.99     80.00        320000.00 Condominium                     Primary
1       7019655971  7.50000      0.50000   8/1/1998   3239.47     73.31        632000.00 Single Family Residence         Primary
1       7019657639  7.40000      0.40000   8/1/1998   1775.96     39.46        650000.00 Single Family Residence         Primary
1       7019657761  7.45000      0.45000   8/1/1998   2435.28     68.63        510000.00 Single Family Residence         Primary
1       7019658082  7.50000      0.50000   8/1/1998   1728.46     80.00        309000.00 Single Family Residence         Primary
1       7019658553  7.55000      0.55000  10/1/1998   1967.40     68.63        408000.00 Single Family Residence         Primary
1       7019659114  7.35000      0.35000   8/1/1998   2645.66     78.37        490000.00 Single Family Residence         Primary
1       7019662100  7.55000      0.55000   9/1/1998   2810.57     72.73        550000.00 Single Family Residence         Primary
1       7019662225  7.25000      0.25000  10/1/1998   1644.05     77.74        310000.00 Single Family Residence         Primary
1       7019664197  7.40000      0.40000   9/1/1998   2380.41     57.78        595000.00 Single Family Residence         Primary
1       7019671184  7.45000      0.45000   8/1/1998   2233.50     79.85        402000.00 Single Family Residence         Primary
1       7019586127  Cash-Out Refinance
1       7019592166  Purpose
1       7019593420  Purpose
1       7019595540  Cash-Out Refinance
1       7019596977  Cash-Out Refinance
1       7019604417  Cash-Out Refinance
1       7019605463  Cash-Out Refinance
1       7019609317  Cash-Out Refinance
1       7019611230  Purpose
1       7019611594  Cash-Out Refinance
1       7019611644  Cash-Out Refinance
1       7019613178  Purpose
1       7019616510  Purpose
1       7019617377  Cash-Out Refinance
1       7019619993  Cash-Out Refinance
1       7019620454  Cash-Out Refinance
1       7019624167  Purpose
1       7019626659  Cash-Out Refinance
1       7019627160  Cash-Out Refinance
1       7019633374  Cash-Out Refinance
1       7019634554  Purpose
1       7019636906  Cash-Out Refinance
1       7019637003  Cash-Out Refinance
1       7019644678  Cash-Out Refinance
1       7019655096  Purpose
1       7019655971  Purpose
1       7019657639  Cash-Out Refinance
1       7019657761  Cash-Out Refinance
1       7019658082  Purpose
1       7019658553  Purpose
1       7019659114  Purpose
1       7019662100  Cash-Out Refinance
1       7019662225  Cash-Out Refinance
1       7019664197  Cash-Out Refinance
1       7019671184  Cash-Out Refinance

1       7019671937  36      SPRING ST           COLD SPRING HARBOR     NY      11724        360        345    530000.00    523834.64
1       7019673719  49      LORING AVE          MILL VALLEY            CA      94941        360        343    285000.00    281255.19
1       7019674311  2679W 230TH PL              TORRANCE               CA      90505        360        344    320000.00    315859.74
1       7019675185  2682N WATERFORD ST          ORANGE                 CA      92867        360        344    441000.00    435457.07
1       7019676043  4155      MARY ELLEN        LOS ANGELES            CA      91604        360        343    565000.00    557209.00
1       7019680441  1625      NEWTON AVE        PARK RIDGE             IL      60068        360        344    375000.00    358097.52
1       7019681480  5603      HIGHCREST C       PLEASANTON             CA      94588        360        344    381600.00    374555.82
1       7019682249  1560      DANA AVE          PALO ALTO              CA      94303        360        344    795000.00    784614.50
1       7019683510  23578      LONE OAK RD      ESCALON                CA      95320        360        344    256500.00    253275.97
1       7019687917  16468      CAMELLIA TE      LOS GATOS              CA      95032        360        344    474000.00    457498.24
1       7019689210  2672W NEWELL AVE            WALNUT CREEK           CA      94595        360        344    280000.00    275128.51
1       7019689996  935      LA MIRADA S        LAGUNA BCH             CA      92651        360        344    243000.00    240033.28
1       7019692347  108      WHITS RD           MOUNTAIN VIEW          CA      94040        360        343    423200.00    417251.08
1       7019692941  6120      AVENIDA CHA       LA JOLLA               CA      92037        360        344    600000.00    592458.70
1       7019695175  511      WENNES CT          OAK BROOK              IL      60523        360        344    295000.00    291071.53
1       7019696082  8      DIAMONDGATE          ALISO VIEJO            CA      92656        360        344    322400.00    318463.93
1       7019698633  229      MASONIC AVE        SAN FRANCISCO          CA      94118        360        344    330000.00    325730.30
1       7019699003  615      BUFFALO SPR        ALLEN                  TX      75013        360        344    242000.00    238928.81
1       7019701999  125      LONGMEADOW         LOS GATOS              CA      95032        360        344    545000.00    537948.58
1       7019704225  19295      CITRUS LN        SARATOGA               CA      95070        360        344    407000.00    400235.50
1       7019704613  983      WHIMBREL CT        CARLSBAD               CA      92009        360        344    300000.00    296301.71
1       7019706170  114      10TH ST            GARDEN CITY            NY      11530        360        345    400000.00    395116.12
1       7019706345  791      ARVADA CT          SIMI VALLEY            CA      93065        360        344    280000.00    274843.31
1       7019710388  4249E FITZGERALD AVE        ORANGE                 CA      92867        360        344    300000.00    296004.61
1       7019720445  1018      COWPER ST         PALO ALTO              CA      94301        360        344    838000.00    827157.70
1       7019721104  3905      CADWALLADER       SAN JOSE               CA      95121        360        344    525000.00    518025.57
1       7019721609  39      NIGHTHAWK           IRVINE                 CA      92604        360        346    432000.00    426908.74
1       7019721807  5070      BIRKDALE WA       SAN JOSE               CA      95138        360        344    454000.00    448182.34
1       7019723670  16660      MERIDIAN RD      SALINAS                CA      93907        360        344    252000.00    241004.09
1       7019724546  2685      STEEPLECHAS       DIAMOND BAR            CA      91765        360        344    500000.00    493776.15
1       7019726319  35      SANDPIPER           IRVINE                 CA      92604        360        344    380000.00    375129.86
1       7019726517  716  CLAYTON ST             SAN FRANCISCO          CA      94117        360        345    396100.00    380278.08
1       7019727135  1      IRONSIDES S          MARINA DEL REY AREA    CA      90292        360        345    289800.00    286295.57
1       7019731046  118      STATION RD         GREAT NECK             NY      11023        360        345    273000.00    269790.71
1       7019735450  1756      ESPANOLA DR       MIAMI                  FL      33133        360        345    270000.00    266462.07
1       7019671937  7.50000      0.50000  10/1/1998   3705.84     64.24        825000.00 Single Family Residence         Primary
1       7019673719  7.55000      0.55000   8/1/1998   2002.53     78.30        364000.00 Single Family Residence         Primary
1       7019674311  7.30000      0.30000   9/1/1998   2193.83     80.00        400000.00 Single Family Residence         Primary
1       7019675185  7.45000      0.45000   9/1/1998   3068.46     79.89        552000.00 Single Family Residence         Primary
1       7019676043  7.30000      0.30000   8/1/1998   3873.48     73.86        765000.00 Single Family Residence         Primary
1       7019680441  7.50000      0.50000   9/1/1998   2622.06     70.09        535000.00 Single Family Residence         Primary
1       7019681480  7.30000      0.30000   9/1/1998   2616.14     80.00        477000.00 Single Family Residence         Primary
1       7019682249  7.25000      0.25000   9/1/1998   5423.31     75.00       1060000.00 Single Family Residence         Primary
1       7019683510  7.45000      0.45000   9/1/1998   1784.72     89.06        288000.00 Single Family Residence         Primary
1       7019687917  7.40000      0.40000   9/1/1998   3281.89     73.04        649000.00 Single Family Residence         Primary
1       7019689210  7.45000      0.45000   9/1/1998   1948.23     80.00        350000.00 Single Family Residence         Primary
1       7019689996  7.60000      0.60000   9/1/1998   1715.77     64.80        375000.00 Single Family Residence         Primary
1       7019692347  7.20000      0.25000   8/1/1998   2872.64     80.00        529000.00 Single Family Residence         Primary
1       7019692941  7.45000      0.45000   9/1/1998   4174.77     60.00       1000000.00 Single Family Residence         Primary
1       7019695175  7.15000      0.25000   9/1/1998   1992.45     60.82        485000.00 Single Family Residence         Primary
1       7019696082  7.60000      0.60000   9/1/1998   2276.39     80.00        403000.00 Single Family Residence         Primary
1       7019698633  7.30000      0.30000   9/1/1998   2262.39     51.89        636000.00 2-Family                        Primary
1       7019699003  7.40000      0.40000   9/1/1998   1675.56     80.00        302500.00 Single Family Residence         Primary
1       7019701999  7.30000      0.30000   9/1/1998   3736.37     49.55       1100000.00 Single Family Residence         Primary
1       7019704225  7.30000      0.30000   9/1/1998   2790.28     33.09       1230000.00 Single Family Residence         Primary
1       7019704613  7.55000      0.55000   9/1/1998   2107.93     59.41        505000.00 Single Family Residence         Primary
1       7019706170  7.25000      0.25000  10/1/1998   2728.71     55.17        725000.00 Single Family Residence         Primary
1       7019706345  7.20000      0.25000   9/1/1998   1900.61     80.00        350000.00 Single Family Residence         Primary
1       7019710388  7.15000      0.25000   9/1/1998   2026.23     60.00        500000.00 Single Family Residence         Primary
1       7019720445  7.30000      0.30000   9/1/1998   5745.09     58.19       1440000.00 Single Family Residence         Primary
1       7019721104  7.20000      0.25000   9/1/1998   3563.64     56.76        925000.00 Single Family Residence         Primary
1       7019721609  7.20000      0.25000  11/1/1998   2932.37     80.00        540000.00 Single Family Residence         Primary
1       7019721807  7.35000      0.35000   9/1/1998   3127.94     64.40        705000.00 Single Family Residence         Primary
1       7019723670  7.55000      0.55000   9/1/1998   1770.66     73.04        345000.00 Single Family Residence         Primary
1       7019724546  7.50000      0.50000   9/1/1998   3496.08     80.00        625000.00 Single Family Residence         Primary
1       7019726319  7.35000      0.35000   9/1/1998   2618.10     65.52        580000.00 Single Family Residence         Primary
1       7019726517  7.25000      0.25000  10/1/1998   2702.11     69.98        566000.00 3-Family                        Primary
1       7019727135  7.30000      0.30000  10/1/1998   1986.79     57.96        500000.00 Condominium                     Primary
1       7019731046  7.45000      0.45000  10/1/1998   1899.52     54.06        505000.00 Single Family Residence         Primary
1       7019735450  7.30000      0.30000  10/1/1998   1851.05     47.37        570000.00 Single Family Residence         Primary
1       7019671937  Cash-Out Refinance
1       7019673719  Cash-Out Refinance
1       7019674311  Cash-Out Refinance
1       7019675185  Cash-Out Refinance
1       7019676043  Cash-Out Refinance
1       7019680441  Purpose
1       7019681480  Purpose
1       7019682249  Purpose
1       7019683510  Purpose
1       7019687917  Purpose
1       7019689210  Cash-Out Refinance
1       7019689996  Cash-Out Refinance
1       7019692347  Purpose
1       7019692941  Purpose
1       7019695175  Cash-Out Refinance
1       7019696082  Cash-Out Refinance
1       7019698633  Cash-Out Refinance
1       7019699003  Purpose
1       7019701999  Cash-Out Refinance
1       7019704225  Cash-Out Refinance
1       7019704613  Cash-Out Refinance
1       7019706170  Purpose
1       7019706345  Cash-Out Refinance
1       7019710388  Cash-Out Refinance
1       7019720445  Cash-Out Refinance
1       7019721104  Cash-Out Refinance
1       7019721609  Cash-Out Refinance
1       7019721807  Cash-Out Refinance
1       7019723670  Cash-Out Refinance
1       7019724546  Cash-Out Refinance
1       7019726319  Purpose
1       7019726517  Cash-Out Refinance
1       7019727135  Cash-Out Refinance
1       7019731046  Cash-Out Refinance
1       7019735450  Purpose

1       7019740815  503      BUENA VISTA        REDWOOD CITY           CA      94061        360        344    300000.00    296075.28
1       7019741375  406N HIGHLAND AVE           LOS ANGELES            CA      90036        360        345    410000.00    404779.53
1       7019742761  24      CHESTNUT DR         HASTINGS ON HUDSON     NY      10706        360        344    300000.00    296155.74
1       7019745830  3340SWRIVERS END WAY        PALM CITY              FL      34990        360        344    400000.00    391765.62
1       7019748990  1973      ROYAL WAY         SAN LUIS OBISPO        CA      93405        360        345    280000.00    275338.27
1       7019749063  109      LIME BLOSSO        SAN JOSE               CA      95123        360        344    240400.00    237348.97
1       7019751093  14192      LIVINGSTON       TUSTIN                 CA      92780        360        346    280000.00    276756.99
1       7019751275  29544      MEADOWMIST       AGOURA HILLS           CA      91301        360        345    385000.00    379459.40
1       7019752117  14      CHAMBERLAIN         RYE                    NY      10580        360        345    384000.00    379266.07
1       7019754253  2427      ALAMO GLEN        ALAMO                  CA      94507        360        345    544000.00    537485.07
1       7019755359  841  AVALON CT              SAN DIEGO              CA      92109        360        348    308000.00    305215.71
1       7019757447  3700      MULTIVIEW D       LOS ANGELES            CA      90068        360        345    428000.00    422874.18
1       7019761233  2775      CAPELLA WAY       THOUSAND OAKS          CA      91362        360        344    290300.00    286580.03
1       7019767776  27302      CALLE DEL C      MISSION VIEJO          CA      92691        360        345    320000.00    316204.54
1       7019769723  118      CARMODY CIR        FOLSOM                 CA      95630        360        345    268200.00    264987.96
1       7019769848  1935    4 STOCKTON ST       SAN FRANCISCO          CA      94133        360        345    649900.00    641888.12
1       7019770168  372      CHRISTOPHER        SAN FRANCISCO          CA      94131        360        347    268000.00    263421.82
1       7019778898  6016      CORBIN AVE        TARZANA                CA      91356        360        346    640000.00    633073.25
1       7019781744  243      ANNANDALE R        PASADENA               CA      91105        360        346    339000.00    335331.01
1       7019788707  4470      WOODFIELD B       BOCA RATON             FL      33434        360        346    575000.00    568467.46
1       7019788772  501      AVENIDA LAR        NEWPORT BEACH          CA      92660        360        346    320000.00    316536.63
1       7019788970  117      RAM ISLAND         SHELTER ISLAND         NY      11964        360        345    400000.00    395115.81
1       7019793608  6200      DIABLO HILL       TRES PINOS             CA      95023        360        346    540000.00    533924.12
1       7019796759  36      PETER CT            CAMPBELL               CA      95008        360        346    396000.00    391587.39
1       7019802862  3124      JOYCE WAY         GRAPEVINE              TX      76051        360        346    257600.00    254673.41
1       7019804702  4401      JOES POINT        STUART                 FL      34996        360        345    272900.00    269756.14
1       7019809255  1400      DEER FLAT R       MONTEREY               CA      93940        360        345    560000.00    553228.31
1       7019810790  18      WAKEFIELD A         PORT WASHINGTON        NY      11050        360        346    270000.00    267010.66
1       7019818652  7756      EADS AVE 5        LA JOLLA               CA      92037        360        350    580000.00    575440.33
1       7019821235  6433      WOOSTER AVE       LOS ANGELES            CA      90056        360        346    408000.00    403541.09
1       7019822621  1712      OLIVE ST          SANTA BARBARA          CA      93101        360        347    400000.00    395846.11
1       7019823298  30      CARLA LN            IRVINGTON              NY      10533        360        346    308000.00    304633.90
1       7019825509  2344      DEODORA DR        LOS ALTOS              CA      94022        360        346    494000.00    488333.23
1       7019826929  111N GOLDEN WEST AVE        ARCADIA                CA      91007        360        345    376000.00    371540.41
1       7019829071  20      SOUTH DR            HASTINGS ON HUDSON     NY      10706        360        347    336000.00    332482.12
1       7019740815  7.30000      0.30000   9/1/1998   2056.72     54.55        550000.00 Single Family Residence         Primary
1       7019741375  7.50000      0.50000  10/1/1998   2866.78     47.40        865000.00 Single Family Residence         Primary
1       7019742761  7.35000      0.35000   9/1/1998   2066.92     38.91        771000.00 Single Family Residence         Primary
1       7019745830  7.35000      0.35000   9/1/1998   2755.89     66.67        600000.00 Single Family Residence         Primary
1       7019748990  7.45000      0.45000  10/1/1998   1948.23     80.00        350000.00 Single Family Residence         Primary
1       7019749063  7.40000      0.40000   9/1/1998   1664.49     69.68        345000.00 Single Family Residence         Primary
1       7019751093  7.15000      0.25000  11/1/1998   1891.14     78.87        355000.00 Single Family Residence         Primary
1       7019751275  7.50000      0.50000  10/1/1998   2691.98     70.00        550000.00 Single Family Residence         Primary
1       7019752117  7.20000      0.25000  10/1/1998   2606.55     69.82        550000.00 Single Family Residence         Primary
1       7019754253  7.35000      0.35000  10/1/1998   3748.01     66.75        815000.00 Single Family Residence         Primary
1       7019755359  7.60000      0.60000   1/1/1999   2174.72     80.00        385000.00 Single Family Residence         Primary
1       7019757447  7.35000      0.35000  10/1/1998   2948.81     74.43        575000.00 Single Family Residence         Primary
1       7019761233  7.35000      0.35000   9/1/1998   2000.09     79.53        365000.00 Condominium                     Primary
1       7019767776  7.40000      0.40000  10/1/1998   2215.62     80.00        400000.00 Single Family Residence         Primary
1       7019769723  7.35000      0.35000  10/1/1998   1847.83     76.19        352000.00 Single Family Residence         Primary
1       7019769848  7.20000      0.25000  10/1/1998   4411.45     46.42       1400000.00 4-Family                        Primary
1       7019770168  7.35000      0.35000  12/1/1998   1846.45     70.53        380000.00 Single Family Residence         Primary
1       7019778898  7.50000      0.50000  11/1/1998   4474.98     78.53        815000.00 Single Family Residence         Primary
1       7019781744  7.50000      0.50000  11/1/1998   2370.34     73.38        462000.00 Single Family Residence         Primary
1       7019788707  7.25000      0.25000  11/1/1998   3922.52     69.70        825000.00 Single Family Residence         Primary
1       7019788772  7.50000      0.50000  11/1/1998   2237.49     73.56        435000.00 Single Family Residence         Primary
1       7019788970  7.25000      0.25000  10/1/1998   2728.71     42.60        939000.00 Single Family Residence         Primary
1       7019793608  7.30000      0.30000  11/1/1998   3702.09     80.00        675000.00 Single Family Residence         Primary
1       7019796759  7.35000      0.35000  11/1/1998   2728.33     80.00        495000.00 Single Family Residence         Primary
1       7019802862  7.25000      0.25000  11/1/1998   1757.29     80.00        322000.00 Single Family Residence         Primary
1       7019804702  7.55000      0.55000  10/1/1998   1917.51     69.97        390000.00 Single Family Residence         Primary
1       7019809255  7.30000      0.30000  10/1/1998   3839.20     49.78       1125000.00 Single Family Residence         Primary
1       7019810790  7.55000      0.55000  11/1/1998   1897.14     75.00        360000.00 Single Family Residence         Primary
1       7019818652  7.35000      0.35000   3/1/1999   3996.04     80.00        725000.00 Condominium                     Primary
1       7019821235  7.45000      0.45000  11/1/1998   2838.84     80.00        510000.00 Single Family Residence         Primary
1       7019822621  7.35000      0.35000  12/1/1998   2755.89     72.73        550000.00 Condominium                     Primary
1       7019823298  7.45000      0.45000  11/1/1998   2143.05     80.00        385000.00 Single Family Residence         Primary
1       7019825509  7.20000      0.25000  11/1/1998   3353.22     79.68        620000.00 Single Family Residence         Primary
1       7019826929  7.40000      0.40000  10/1/1998   2603.35     80.00        470000.00 Single Family Residence         Primary
1       7019829071  7.35000      0.35000  12/1/1998   2314.95     80.00        420000.00 Single Family Residence         Primary
1       7019740815  Cash-Out Refinance
1       7019741375  Purpose
1       7019742761  Cash-Out Refinance
1       7019745830  Purpose
1       7019748990  Cash-Out Refinance
1       7019749063  Cash-Out Refinance
1       7019751093  Purpose
1       7019751275  Cash-Out Refinance
1       7019752117  Cash-Out Refinance
1       7019754253  Cash-Out Refinance
1       7019755359  Purpose
1       7019757447  Cash-Out Refinance
1       7019761233  Cash-Out Refinance
1       7019767776  Cash-Out Refinance
1       7019769723  Cash-Out Refinance
1       7019769848  Cash-Out Refinance
1       7019770168  Cash-Out Refinance
1       7019778898  Cash-Out Refinance
1       7019781744  Purpose
1       7019788707  Purpose
1       7019788772  Cash-Out Refinance
1       7019788970  Purpose
1       7019793608  Purpose
1       7019796759  Purpose
1       7019802862  Cash-Out Refinance
1       7019804702  Cash-Out Refinance
1       7019809255  Cash-Out Refinance
1       7019810790  Cash-Out Refinance
1       7019818652  Purpose
1       7019821235  Cash-Out Refinance
1       7019822621  Cash-Out Refinance
1       7019823298  Cash-Out Refinance
1       7019825509  Cash-Out Refinance
1       7019826929  Cash-Out Refinance
1       7019829071  Cash-Out Refinance

1       7019834923  9      TERRACE CT           OLD WESTBURY           NY      11568        360        347    456000.00    451250.37
1       7019835706  8295      WATSONVILLE       GILROY                 CA      95020        360        346    644000.00    636823.78
1       7019835854  99      WARREN ST           SOMERS                 NY      10589        360        349    270000.00    267657.85
1       7019840177  1438      MALLARD WAY       SUNNYVALE              CA      94087        360        346    243000.00    240395.54
1       7019840268  2047      MALCOLM AVE       LOS ANGELES            CA      90025        360        347    320000.00    316522.38
1       7019841456  1155      VIENNA DR         LODI                   CA      95242        360        349    260000.00    254451.36
1       7019844732  1764      LYNN DR           PENNGROVE              CA      94951        360        346    260000.00    256360.62
1       7019846224  37      ARNOLD WAY          IRVINE                 CA      92602        360        349    276900.00    274590.20
1       7019846273  422      SEQUOIA AVE        REDWOOD CITY           CA      94061        360        347    311000.00    306249.39
1       7019846554  3097      MAGNUM DR         SAN JOSE               CA      95135        360        346    272000.00    268939.52
1       7019848204  3912      BOYCE AVE         LOS ANGELES            CA      90039        360        347    256000.00    253333.48
1       7019848725  27      RIDGE RD            FAIRFAX                CA      94930        360        347    312700.00    309347.02
1       7019850101  414W WALNUT AVE             EL SEGUNDO             CA      90245        360        346    275000.00    271994.50
1       7019859540  24381      NUGGET FALL      LAGUNA NIGUEL          CA      92677        360        346    260000.00    256773.54
1       7019862981  19206      BERTA WAY        SALINAS                CA      93907        360        347    387000.00    382036.31
1       7019864961  130      OCEAN PARK         SANTA MONICA           CA      90405        360        348    555000.00    549575.96
1       7019869150  5389      RENAISSANCE       SAN DIEGO              CA      92122        360        346    264800.00    261905.98
1       7019871677  419      MILAGROSA C        CHULA VISTA            CA      91910        360        349    643700.00    638224.34
1       7019873699  25172      BUCKSKIN DR      LAGUNA HILLS           CA      92653        360        348    600000.00    594192.84
1       7019879084  1007N ROXBURY DR            BEVERLY HILLS          CA      90210        360        347    985000.00    974640.58
1       7019890701  205      QUARRY LN          SANTA CRUZ             CA      95060        360        347    255000.00    252318.10
1       7019893218  23      ROMNEY RD           SCARSDALE              NY      10583        360        350    295000.00    292611.93
1       7019896591  23      MAPLE ST            SCARSDALE              NY      10583        360        349    350000.00    346180.62
1       7019901318  18365      OLD MONTERE      MORGAN HILL            CA      95037        360        349    332000.00    329091.86
1       7019901383  610S CATHERINE AVE          LA GRANGE              IL      60525        360        349    276000.00    273605.80
1       7019901466  2017      VIA ACALONE       PALOS VERDES ESTATES   CA      90274        360        349    570000.00    564857.74
1       7019908297  8211      BELLGAVE PL       WEST HOLLYWOOD         CA      90069        360        349    450000.00    446209.34
1       7019911424  4141      NOGALES DR        TARZANA                CA      91356        360        349    420500.00    416852.40
1       7019911663  60      STONE CREEK         ALAMO                  CA      94507        360        347    550000.00    544484.84
1       7019912695  6002N MUSCATEL AVE          SAN GABRIEL            CA      91775        360        349    256000.00    253736.72
1       7019913800  20103      LA RODA CT       CUPERTINO              CA      95014        360        348    360000.00    356515.65
1       7019918627  891      VICEROY WAY        SAN JOSE               CA      95133        360        349    296000.00    292450.74
1       7019925085  2189      PINTO ST          LA VERNE               CA      91750        360        349    249900.00    247835.76
1       7019925879  775W 9TH ST                 GILROY                 CA      95020        360        348    273600.00    270926.07
1       7019932750  97      TIMBER CT           OAK BROOK              IL      60523        360        349    400000.00    393532.22
1       7019834923  7.30000      0.30000  12/1/1998   3126.21     45.26       1007500.00 Single Family Residence         Primary
1       7019835706  7.35000      0.35000  11/1/1998   4436.99     80.00        805000.00 Single Family Residence         Primary
1       7019835854  7.35000      0.35000   2/1/1999   1860.23     72.97        370000.00 Single Family Residence         Primary
1       7019840177  7.55000      0.55000  11/1/1998   1707.42     56.51        430000.00 Single Family Residence         Primary
1       7019840268  7.40000      0.40000  12/1/1998   2215.62     74.42        430000.00 Single Family Residence         Primary
1       7019841456  7.35000      0.35000   2/1/1999   1791.33     76.70        339000.00 Single Family Residence         Primary
1       7019844732  7.35000      0.35000  11/1/1998   1791.33     80.00        325000.00 Single Family Residence         Primary
1       7019846224  7.55000      0.55000   2/1/1999   1945.62     79.80        347000.00 Single Family Residence         Primary
1       7019846273  7.25000      0.25000  12/1/1998   2121.57     62.20        500000.00 Single Family Residence         Primary
1       7019846554  7.30000      0.30000  11/1/1998   1864.76     62.53        435000.00 Single Family Residence         Primary
1       7019848204  7.30000      0.30000  12/1/1998   1755.07     80.00        320000.00 Single Family Residence         Primary
1       7019848725  7.15000      0.25000  12/1/1998   2112.00     74.99        417000.00 Single Family Residence         Primary
1       7019850101  7.45000      0.45000  11/1/1998   1913.44     50.00        550000.00 Single Family Residence         Primary
1       7019859540  7.40000      0.40000  11/1/1998   1800.19     80.00        325000.00 Single Family Residence         Primary
1       7019862981  7.15000      0.25000  12/1/1998   2613.83     60.00        645000.00 Single Family Residence         Primary
1       7019864961  7.20000      0.25000   1/1/1999   3767.28     60.00        925000.00 Condominium                     Primary
1       7019869150  7.45000      0.45000  11/1/1998   1842.47     64.98        407500.00 Condominium                     Primary
1       7019871677  7.45000      0.45000   2/1/1999   4478.83     64.99        990500.00 Single Family Residence         Primary
1       7019873699  7.25000      0.25000   1/1/1999   4093.06     58.25       1030000.00 Single Family Residence         Primary
1       7019879084  7.25000      0.25000  12/1/1998   6719.44     24.02       4100000.00 Single Family Residence         Primary
1       7019890701  7.25000      0.25000  12/1/1998   1739.55     47.22        540000.00 Single Family Residence         Primary
1       7019893218  7.20000      0.25000   3/1/1999   2002.43     79.30        372000.00 Single Family Residence         Primary
1       7019896591  7.35000      0.35000   2/1/1999   2411.41     77.78        450000.00 Single Family Residence         Primary
1       7019901318  7.30000      0.30000   2/1/1999   2276.10     79.62        417000.00 Single Family Residence         Primary
1       7019901383  7.35000      0.35000   2/1/1999   1901.57     78.19        353000.00 Single Family Residence         Primary
1       7019901466  7.15000      0.25000   2/1/1999   3849.82     35.63       1600000.00 Single Family Residence         Primary
1       7019908297  7.50000      0.50000   2/1/1999   3146.47     54.55        825000.00 Single Family Residence         Primary
1       7019911424  7.35000      0.35000   2/1/1999   2897.13     72.50        580000.00 Single Family Residence         Primary
1       7019911663  7.50000      0.50000  12/1/1998   3845.68     63.95        860000.00 Single Family Residence         Primary
1       7019912695  7.30000      0.30000   2/1/1999   1755.07     80.00        320000.00 Single Family Residence         Primary
1       7019913800  7.25000      0.25000   1/1/1999   2455.84     50.70        710000.00 Single Family Residence         Primary
1       7019918627  7.25000      0.25000   2/1/1999   2019.25     80.00        370000.00 Single Family Residence         Primary
1       7019925085  7.60000      0.60000   2/1/1999   1764.49     94.30        265000.00 Single Family Residence         Primary
1       7019925879  7.20000      0.25000   1/1/1999   1857.17     78.17        350000.00 Single Family Residence         Primary
1       7019932750  7.35000      0.35000   2/1/1999   2755.89     80.00        500000.00 Single Family Residence         Primary
1       7019834923  Cash-Out Refinance
1       7019835706  Purpose
1       7019835854  Purpose
1       7019840177  Cash-Out Refinance
1       7019840268  Cash-Out Refinance
1       7019841456  Purpose
1       7019844732  Cash-Out Refinance
1       7019846224  Purpose
1       7019846273  Cash-Out Refinance
1       7019846554  Cash-Out Refinance
1       7019848204  Cash-Out Refinance
1       7019848725  Purpose
1       7019850101  Cash-Out Refinance
1       7019859540  Cash-Out Refinance
1       7019862981  Cash-Out Refinance
1       7019864961  Cash-Out Refinance
1       7019869150  Cash-Out Refinance
1       7019871677  Purpose
1       7019873699  Cash-Out Refinance
1       7019879084  Cash-Out Refinance
1       7019890701  Cash-Out Refinance
1       7019893218  Purpose
1       7019896591  Purpose
1       7019901318  Purpose
1       7019901383  Cash-Out Refinance
1       7019901466  Cash-Out Refinance
1       7019908297  Purpose
1       7019911424  Cash-Out Refinance
1       7019911663  Cash-Out Refinance
1       7019912695  Purpose
1       7019913800  Cash-Out Refinance
1       7019918627  Cash-Out Refinance
1       7019925085  Cash-Out Refinance
1       7019925879  Purpose
1       7019932750  Cash-Out Refinance

1       7019933303  2295      LORING ST         SAN DIEGO              CA      92109        360        349    253000.00    248409.70
1       7019934111  1616      LLAGAS RD         MORGAN HILL            CA      95037        360        349    528000.00    523464.40
1       7019934657  37      SUMMIT AVE          SEA CLIFF              NY      11579        360        349    250000.00    246503.13
1       7019937544  454  FERDINAND AVE          EL GRANADA             CA      94018        360        350    320000.00    317434.42
1       7019939235  117      SOUTHLAWN A        DOBBS FERRY            NY      10522        360        350    365200.00    362439.41
1       7019941314  16300      DE WITT AVE      MORGAN HILL            CA      95037        360        349    525000.00    520310.96
1       7019943062  5338W 62ND ST               LOS ANGELES            CA      90056        360        347    356200.00    352525.77
1       7019943955  110      BELLA VISTA        WATSONVILLE            CA      95076        360        348    280000.00    276815.60
1       7019948020  5532      MOLLIE CIR        LIVERMORE              CA      94550        360        349    248000.00    245745.92
1       7019953657  1478      CHERRYWOOD        SAN MATEO              CA      94403        360        349    435000.00    431076.91
1       7019955173  649      TOLL HOUSE         FELTON                 CA      95018        360        349    428000.00    424214.27
1       7019958060  7235      SCARSDALE P       SAN JOSE               CA      95120        360        349    404000.00    400173.73
1       7019958599  5742E LUCIA WALK            LONG BEACH             CA      90803        360        349    440000.00    436365.67
1       7019958672  3460      BONITA AVE        SANTA CLARA            CA      95051        360        348    323000.00    319873.81
1       7019960892  180      KELLY DR           HOLLISTER              CA      95023        360        349    336200.00    333254.10
1       7019964894  3      GAYUGA CT            HAWTHORNE  WOODS       IL      60047        360        350    319600.00    313357.83
1       7019966238  24849      AVENIDA ASO      CALABASAS              CA      91302        360        349    640000.00    634502.27
1       7019967848  4929      LOS FELIZ B       LOS ANGELES            CA      90027        360        348    384000.00    380236.99
1       7019968275  520      CALLE LASCA        SANTA BARBARA          CA      93109        360        349    400000.00    396597.37
1       7019968457  10741      ELDERWOOD L      SAN DIEGO              CA      92131        360        349    300000.00    293144.42
1       7019970214  5826      CADIZ DR          SAN JOSE               CA      95123        360        349    243700.00    241419.44
1       7019970503  9018      GEORGETOWN        BUENA PARK             CA      90620        360        349    260900.00    258723.65
1       7019970685  1663      KENTFIELD A       REDWOOD CITY           CA      94061        360        350    244800.00    242857.84
1       7019970818  1335      MAPLE ST          SANTA MONICA           CA      90405        360        350    260000.00    257956.00
1       7019971618  1653      BEL AIR AVE       SAN JOSE               CA      95126        360        350    272000.00    269256.95
1       7019977102  1571      BIG CEDAR L       SEBASTOPOL             CA      95472        360        349    266000.00    263714.94
1       7019977144  1638      AVENIDA DE        CAMARILLO              CA      93010        360        349    640000.00    634393.95
1       7019979447  875      ELBRIDGE WA        PALO ALTO              CA      94303        360        349    440000.00    434441.71
1       7019979975  50      TRISH CT            DANVILLE               CA      94506        360        351    500000.00    495681.27
1       7019980346  5      DELLWOOD             DOVE CANYON            CA      92679        360        349    347700.00    344799.66
1       7019981385  1329      RIALTO LN         SANTA BARBARA          CA      93105        360        349    340000.00    336803.04
1       7019981740  1443      WOODHILL DR       NORTHBROOK             IL      60062        360        350    472000.00    468396.82
1       7019983639  2530      MAYWOOD DR        SAN BRUNO              CA      94066        360        348    250000.00    247603.72
1       7019984033  10105      DEVRIES CT       GILROY                 CA      95020        360        349    396000.00    391806.83
1       7019985881  2532      GLEN DUNDEE       SAN JOSE               CA      95148        360        350    287000.00    284653.99
1       7019933303  7.35000      0.35000   2/1/1999   1743.10     79.06        320000.00 Condominium                     Primary
1       7019934111  7.40000      0.40000   2/1/1999   3655.77     80.00        660000.00 Single Family Residence         Primary
1       7019934657  7.15000      0.25000   2/1/1999   1688.52     62.50        400000.00 Single Family Residence         Primary
1       7019937544  7.30000      0.30000   3/1/1999   2193.83     57.14        560000.00 Single Family Residence         Primary
1       7019939235  7.55000      0.55000   3/1/1999   2566.05     80.00        456500.00 Single Family Residence         Primary
1       7019941314  7.20000      0.25000   2/1/1999   3563.64     65.63        800000.00 Single Family Residence         Primary
1       7019943062  7.35000      0.35000  12/1/1998   2454.12     94.99        375000.00 Single Family Residence         Primary
1       7019943955  7.15000      0.25000   1/1/1999   1891.14     76.71        365000.00 Single Family Residence         Primary
1       7019948020  7.35000      0.35000   2/1/1999   1708.66     80.00        310000.00 Single Family Residence         Primary
1       7019953657  7.15000      0.25000   2/1/1999   2938.02     64.44        675000.00 Single Family Residence         Primary
1       7019955173  7.25000      0.25000   2/1/1999   2919.72     80.00        535000.00 Single Family Residence         Primary
1       7019958060  7.50000      0.50000   2/1/1999   2824.83     53.16        760000.00 Single Family Residence         Primary
1       7019958599  7.60000      0.60000   2/1/1999   3106.73     79.28        555000.00 Single Family Residence         Primary
1       7019958672  7.25000      0.25000   1/1/1999   2203.43     69.46        465000.00 Single Family Residence         Primary
1       7019960892  7.30000      0.30000   2/1/1999   2304.89     52.53        640000.00 Single Family Residence         Primary
1       7019964894  7.35000      0.35000   3/1/1999   2201.96     84.11        380000.00 Single Family Residence         Primary
1       7019966238  7.40000      0.40000   2/1/1999   4431.24     80.00        800000.00 Single Family Residence         Primary
1       7019967848  7.20000      0.25000   1/1/1999   2606.55     64.00        600000.00 Single Family Residence         Primary
1       7019968275  7.45000      0.45000   2/1/1999   2783.18     33.33       1200000.00 Single Family Residence         Primary
1       7019968457  7.35000      0.35000   2/1/1999   2066.92     80.00        375000.00 Single Family Residence         Primary
1       7019970214  7.30000      0.30000   2/1/1999   1670.74     74.98        325000.00 Single Family Residence         Primary
1       7019970503  7.55000      0.55000   2/1/1999   1833.20     89.97        290000.00 Single Family Residence         Primary
1       7019970685  7.40000      0.40000   3/1/1999   1694.95     78.97        310000.00 Single Family Residence         Primary
1       7019970818  7.35000      0.35000   3/1/1999   1791.33     69.33        375000.00 Single Family Residence         Primary
1       7019971618  7.15000      0.25000   3/1/1999   1837.11     57.87        470000.00 Single Family Residence         Primary
1       7019977102  7.40000      0.40000   2/1/1999   1841.74     60.18        442000.00 Single Family Residence         Primary
1       7019977144  7.30000      0.30000   2/1/1999   4387.66     54.24       1180000.00 Single Family Residence         Primary
1       7019979447  7.50000      0.50000   2/1/1999   3076.55     79.28        555000.00 Single Family Residence         Primary
1       7019979975  7.25000      0.25000   4/1/1999   3410.89     65.79        760000.00 Single Family Residence         Primary
1       7019980346  7.55000      0.55000   2/1/1999   2443.09     64.99        535000.00 Single Family Residence         Primary
1       7019981385  7.30000      0.30000   2/1/1999   2330.95     76.40        445000.00 Single Family Residence         Primary
1       7019981740  7.50000      0.50000   3/1/1999   3300.30     80.00        590000.00 Single Family Residence         Primary
1       7019983639  7.30000      0.30000   1/1/1999   1713.93     86.21        290000.00 Single Family Residence         Primary
1       7019984033  7.30000      0.30000   2/1/1999   2714.87     80.00        495000.00 Single Family Residence         Primary
1       7019985881  7.15000      0.25000   3/1/1999   1938.42     73.59        390000.00 Single Family Residence         Primary
1       7019933303  Cash-Out Refinance
1       7019934111  Unknown
1       7019934657  Purpose
1       7019937544  Cash-Out Refinance
1       7019939235  Purpose
1       7019941314  Purpose
1       7019943062  Purpose
1       7019943955  Cash-Out Refinance
1       7019948020  Cash-Out Refinance
1       7019953657  Cash-Out Refinance
1       7019955173  Cash-Out Refinance
1       7019958060  Cash-Out Refinance
1       7019958599  Cash-Out Refinance
1       7019958672  Cash-Out Refinance
1       7019960892  Cash-Out Refinance
1       7019964894  Purpose
1       7019966238  Cash-Out Refinance
1       7019967848  Cash-Out Refinance
1       7019968275  Cash-Out Refinance
1       7019968457  Cash-Out Refinance
1       7019970214  Purpose
1       7019970503  Purpose
1       7019970685  Purpose
1       7019970818  Cash-Out Refinance
1       7019971618  Cash-Out Refinance
1       7019977102  Cash-Out Refinance
1       7019977144  Purpose
1       7019979447  Cash-Out Refinance
1       7019979975  Cash-Out Refinance
1       7019980346  Cash-Out Refinance
1       7019981385  Purpose
1       7019981740  Cash-Out Refinance
1       7019983639  Purpose
1       7019984033  Purpose
1       7019985881  Cash-Out Refinance

1       7019985915  35      JEAN PL             SYOSSET                NY      11791        360        349    262000.00    257931.15
1       7019986467  155N SUNNYVALE AVE          SUNNYVALE              CA      94086        360        349    320000.00    317113.96
1       7019986988  4162      CRESTA AVE        SANTA BARBARA          CA      93110        360        349    306000.00    303266.88
1       7019987044  3643      WICKERSHAM        HOUSTON                TX      77027        360        348    408400.00    404447.27
1       7019988141  630      TIGERTAIL C        MARCO ISLAND           FL      34145        360        350    286000.00    283816.69
1       7019990204  1835      GAMMON CT         THOUSAND OAKS          CA      91362        360        349    290000.00    287557.08
1       7019990253  1120      EMBURY ST         LOS ANGELES            CA      90272        360        349    525000.00    520620.79
1       7019990576  703      LAURENT ST         SANTA CRUZ             CA      95060        360        350    264000.00    262023.93
1       7019990667  6406      MARQUIS CT        AGOURA HILLS           CA      91301        360        349    487000.00    482897.67
1       7019990725  456  SHADOW ROCK CT         SAN JOSE               CA      95136        360        349    280000.00    277523.32
1       7019990808  23632      STRATHERN S      CANOGA PARK            CA      91304        360        349    301000.00    298003.42
1       7019991111  8300      COUNTRY CLU       AUBURN                 CA      95602        360        349    650000.00    639739.11
1       7019992143  1662      MESA RIDGE        THOUSAND OAKS          CA      91362        360        349    488000.00    483683.50
1       7019993240  233      DARWIN ST          SANTA CRUZ             CA      95062        360        349    271000.00    268174.87
1       7019993497  204S PALM DR                BEVERLY HILLS          CA      90212        360        351    283000.00    280944.33
1       7019993943  383      LOOKOUT DR         LAGUNA BEACH           CA      92651        360        349    514000.00    509364.36
1       7019994826  2      EDGEWOOD RD          OSSINING               NY      10562        360        349    304000.00    301311.06
1       7019996615  1857      ORCHARD WOO       ENCINITAS              CA      92024        360        349    300000.00    295449.95
1       7019996714  1115      SAN JOSE  A       COSTA MESA             CA      92626        360        349    262500.00    260245.07
1       7019997761  5      CEDAR LN             EAST SETAUKET          NY      11733        360        349    310000.00    307414.16
1       7019998439  1531      LA COLINA D       SANTA ANA              CA      92705        360        348    264000.00    261469.31
1       7019999023  34      SEELY PL            SCARSDALE              NY      10583        360        349    298000.00    293377.67
1       7020001306  13414      CRONSTON AV      BELLE HARBOR           NY      11694        360        350    352000.00    349339.21
1       7020003419  6527W 82ND ST               LOS ANGELES            CA      90045        360        348    245400.00    243001.67
1       7020003575  9420      SMILEY RD         REDLANDS               CA      92373        360        349    400500.00    397025.86
1       7020004284  60      RIORDAN PL          MENLO PARK             CA      94025        360        349    997300.00    988981.10
1       7020004888  320      EL CAMINITO        CARMEL VALLEY          CA      93924        360        349    264000.00    256436.87
1       7020005281  1063      MANZANITA D       PACIFICA               CA      94044        360        349    276000.00    273720.26
1       7020005505  1900      BROOKDALE A       LA HABRA               CA      90631        360        349    277600.00    275147.74
1       7020005687  1481      BRIARBERRY        GILROY                 CA      95020        360        349    252000.00    249897.94
1       7020008244  4629      CERRILLOS         WOODLAND HILLS         CA      91364        360        349    280000.00    277510.82
1       7020009101  500      VIA SORRENT        MORGAN HILL            CA      95037        360        349    326000.00    323226.88
1       7020009176  8      GREENWOOD C          BERKELEY               CA      94708        360        349    326000.00    322789.16
1       7020010562  1141W TAMARACK DR           BARRINGTON             IL      60010        360        349    262500.00    258780.10
1       7020010851  2336      MORENO DR         LOS ANGELES            CA      90039        360        349    480000.00    475946.43
1       7019985915  7.30000      0.30000   2/1/1999   1796.20     76.83        341000.00 Single Family Residence         Primary
1       7019986467  7.15000      0.25000   2/1/1999   2161.31     80.00        400000.00 Single Family Residence         Primary
1       7019986988  7.20000      0.25000   2/1/1999   2077.10     27.82       1100000.00 Single Family Residence         Primary
1       7019987044  7.25000      0.25000   1/1/1999   2786.01     60.96        670000.00 Single Family Residence         Primary
1       7019988141  7.50000      0.50000   3/1/1999   1999.76     69.76        410000.00 Single Family Residence         Second
1       7019990204  7.50000      0.50000   2/1/1999   2027.73     73.42        395000.00 Single Family Residence         Primary
1       7019990253  7.55000      0.55000   2/1/1999   3688.87     55.85        940000.00 Single Family Residence         Primary
1       7019990576  7.60000      0.60000   3/1/1999   1864.04     75.00        352000.00 Single Family Residence         Primary
1       7019990667  7.50000      0.50000   2/1/1999   3405.18     74.92        650000.00 Single Family Residence         Primary
1       7019990725  7.25000      0.25000   2/1/1999   1910.10     78.87        355000.00 Single Family Residence         Primary
1       7019990808  7.35000      0.35000   2/1/1999   2073.81     76.20        395000.00 Single Family Residence         Primary
1       7019991111  7.40000      0.40000   2/1/1999   4500.47     79.75        815000.00 Single Family Residence         Primary
1       7019992143  7.25000      0.25000   2/1/1999   3329.03     46.48       1050000.00 Single Family Residence         Primary
1       7019993240  7.55000      0.55000   2/1/1999   1904.16     74.86        362000.00 Single Family Residence         Primary
1       7019993497  7.20000      0.25000   4/1/1999   1920.98     41.93        675000.00 Single Family Residence         Primary
1       7019993943  7.15000      0.25000   2/1/1999   3471.60     64.25        800000.00 Single Family Residence         Primary
1       7019994826  7.25000      0.25000   2/1/1999   2073.82     79.89        380500.00 Single Family Residence         Primary
1       7019996615  7.60000      0.60000   2/1/1999   2118.23     75.00        400000.00 Single Family Residence         Primary
1       7019996714  7.40000      0.40000   2/1/1999   1817.50     70.00        375000.00 Single Family Residence         Primary
1       7019997761  7.55000      0.55000   2/1/1999   2178.19     74.70        415000.00 Single Family Residence         Primary
1       7019998439  7.30000      0.30000   1/1/1999   1809.91     75.43        350000.00 Single Family Residence         Primary
1       7019999023  7.40000      0.40000   2/1/1999   2063.30     66.22        450000.00 Single Family Residence         Primary
1       7020001306  7.55000      0.55000   3/1/1999   2473.30     74.11        475000.00 Single Family Residence         Primary
1       7020003419  7.20000      0.25000   1/1/1999   1665.75     73.25        335000.00 Single Family Residence         Primary
1       7020003575  7.35000      0.35000   2/1/1999   2759.34     66.75        600000.00 Single Family Residence         Primary
1       7020004284  7.55000      0.55000   2/1/1999   7007.45     69.99       1425000.00 Single Family Residence         Primary
1       7020004888  7.25000      0.25000   2/1/1999   1800.95     50.29        525000.00 Single Family Residence         Primary
1       7020005281  7.60000      0.60000   2/1/1999   1948.77     80.00        345000.00 Single Family Residence         Primary
1       7020005505  7.30000      0.30000   2/1/1999   1903.15     80.00        347000.00 Single Family Residence         Primary
1       7020005687  7.55000      0.55000   2/1/1999   1770.66     80.00        315000.00 Single Family Residence         Primary
1       7020008244  7.45000      0.45000   2/1/1999   1948.23     80.00        350000.00 Single Family Residence         Primary
1       7020009101  7.45000      0.45000   2/1/1999   2268.29     79.51        410000.00 Single Family Residence         Primary
1       7020009176  7.20000      0.25000   2/1/1999   2212.85     70.87        460000.00 Single Family Residence         Primary
1       7020010562  7.50000      0.50000   2/1/1999   1835.44     75.00        350000.00 Single Family Residence         Primary
1       7020010851  7.50000      0.50000   2/1/1999   3356.23     80.00        600000.00 Single Family Residence         Primary
1       7019985915  Cash-Out Refinance
1       7019986467  Cash-Out Refinance
1       7019986988  Cash-Out Refinance
1       7019987044  Cash-Out Refinance
1       7019988141  Cash-Out Refinance
1       7019990204  Cash-Out Refinance
1       7019990253  Cash-Out Refinance
1       7019990576  Purpose
1       7019990667  Cash-Out Refinance
1       7019990725  Purpose
1       7019990808  Cash-Out Refinance
1       7019991111  Cash-Out Refinance
1       7019992143  Cash-Out Refinance
1       7019993240  Cash-Out Refinance
1       7019993497  Cash-Out Refinance
1       7019993943  Cash-Out Refinance
1       7019994826  Purpose
1       7019996615  Purpose
1       7019996714  Cash-Out Refinance
1       7019997761  Purpose
1       7019998439  Cash-Out Refinance
1       7019999023  Cash-Out Refinance
1       7020001306  Cash-Out Refinance
1       7020003419  Purpose
1       7020003575  Cash-Out Refinance
1       7020004284  Purpose
1       7020004888  Cash-Out Refinance
1       7020005281  Cash-Out Refinance
1       7020005505  Purpose
1       7020005687  Cash-Out Refinance
1       7020008244  Cash-Out Refinance
1       7020009101  Cash-Out Refinance
1       7020009176  Cash-Out Refinance
1       7020010562  Cash-Out Refinance
1       7020010851  Cash-Out Refinance

1       7020015801  1008      VIA PALESTR       PALOS VERDES ESTATES   CA      90274        360        349    532000.00    527248.40
1       7020016965  27      BAYLOR CIR          WHITE PLAINS           NY      10605        360        350    350000.00    347221.45
1       7020017252  3107      VOLTAIRE DR       TOPANGA                CA      90290        360        349    262500.00    260245.07
1       7020017906  1270      MEADOWBROOK       ALTADENA AREA          CA      91001        360        349    260000.00    256817.70
1       7020018532  537      GROVE ST           SAN FRANCISCO          CA      94102        360        349    350000.00    340384.20
1       7020018615  612      PALISADES D        LOS ANGELES            CA      90272        360        349    336000.00    332454.35
1       7020019340  3486      WOODWARD ST       OCEANSIDE              NY      11572        360        350    300000.00    297664.53
1       7020019456  6343      KERRYHILL C       AGOURA HILLS           CA      91301        360        349    345000.00    342007.29
1       7020020173  30381      HAMILTONTRU      TRABUCO CANYON         CA      92679        360        349    420800.00    417041.54
1       7020021650  2376      SHANNON DR        SOUTH SAN FRANCISCO    CA      94080        360        349    244200.00    242102.22
1       7020022971  6878      WINDSOR WAY       SAN JOSE               CA      95129        360        349    360000.00    356907.55
1       7020023086  20292      CALLE MONTA      SARATOGA               CA      95070        360        349    650000.00    644250.69
1       7020023938  3004      YALE AV           MARINA DEL REY         CA      90292        360        349    330500.00    327660.93
1       7020025677  33      PARKGROVE D         SOUTH SAN FRANCISCO    CA      94080        360        349    390000.00    386516.68
1       7020026998  14730      6TH ST           SARATOGA               CA      95070        360        349    584000.00    578834.48
1       7020027558  5723      LONGMONT LN       HOUSTON                TX      77057        360        348    319200.00    316228.53
1       7020028622  1700      CLEVELAND R       MIAMI BEACH            FL      33141        360        349    295200.00    292737.61
1       7020028648  3707      FAIRLANDS D       PLEASANTON             CA      94588        360        349    330000.00    327220.20
1       7020028903  755      FIRTH AV           LA                     CA      90049        360        349    388000.00    384232.77
1       7020031006  8561      CAREY CT          STOCKTON               CA      95212        360        349    388000.00    379981.78
1       7020032095  4410      ALGECIRAS S       SAN DIEGO              CA      92107        360        349    348700.00    345791.26
1       7020032186  1106      MONUMENT ST       PACIFIC PALISADES AR   CA      90272        360        349    300000.00    297187.46
1       7020032400  3948      MILLBROOK D       SANTA ROSA             CA      95404        360        351    300000.00    297985.43
1       7020032673  303      CATAMARAN S        FOSTER CITY            CA      94404        360        349    280000.00    277641.29
1       7020033283  5      HAMPTON CT           RANCHO MIRAGE          CA      92270        360        349    414000.00    410443.65
1       7020033697  1224      GREENWOOD A       DEERFIELD              IL      60015        360        349    341500.00    338556.17
1       7020033929  1087      BENTOAK LN        SAN JOSE               CA      95129        360        350    460000.00    456418.91
1       7020034174  4045      ARBOLADO DR       WALNUT CREEK           CA      94598        360        349    350000.00    347080.48
1       7020034414  342      BURNS ST           FOREST HIILS           NY      11375        360        351    304000.00    301769.43
1       7020034471  18880      BARNHART AV      CUPERTINO              CA      95014        360        350    520000.00    515951.81
1       7020034620  1083      HUDSON WAY        SUNNYVALE              CA      94087        360        349    265000.00    262633.16
1       7020035437  296      GREENOAKS D        ATHERTON               CA      94027        360        349    600000.00    594744.34
1       7020035940  901S LONGWOOD AVE           LOS ANGELES            CA      90019        360        349    485000.00    480751.71
1       7020038522  1400      UNION HEIGH       HOLLISTER              CA      95023        360        349    430000.00    426196.62
1       7020039355  1133      BUENA VISTA       SOUTH PASADENA         CA      91050        360        349    425000.00    421134.31
1       7020015801  7.20000      0.25000   2/1/1999   3611.16     80.00        665000.00 Single Family Residence         Primary
1       7020016965  7.30000      0.30000   3/1/1999   2399.50     77.78        450000.00 Single Family Residence         Primary
1       7020017252  7.40000      0.40000   2/1/1999   1817.50     75.00        350000.00 Single Family Residence         Primary
1       7020017906  7.40000      0.40000   2/1/1999   1800.19     72.22        360000.00 Single Family Residence         Primary
1       7020018532  7.25000      0.25000   2/1/1999   2387.62     74.47        470000.00 Single Family Residence         Primary
1       7020018615  7.15000      0.25000   2/1/1999   2269.37     54.63        615000.00 Condominium                     Primary
1       7020019340  7.40000      0.40000   3/1/1999   2077.14     80.00        375000.00 Single Family Residence         Primary
1       7020019456  7.35000      0.35000   2/1/1999   2376.96     78.41        440000.00 Single Family Residence         Primary
1       7020020173  7.20000      0.25000   2/1/1999   2856.35     73.18        575000.00 Single Family Residence         Primary
1       7020021650  7.40000      0.40000   2/1/1999   1690.80     61.82        395000.00 Single Family Residence         Primary
1       7020022971  7.40000      0.40000   2/1/1999   2492.57     80.00        450000.00 Single Family Residence         Primary
1       7020023086  7.25000      0.25000   2/1/1999   4434.15     44.83       1450000.00 Single Family Residence         Primary
1       7020023938  7.40000      0.40000   2/1/1999   2288.32     79.64        415000.00 Single Family Residence         Primary
1       7020025677  7.20000      0.25000   2/1/1999   2647.28     76.47        510000.00 Single Family Residence         Primary
1       7020026998  7.25000      0.25000   2/1/1999   3983.91     77.87        750000.00 Single Family Residence         Primary
1       7020027558  7.45000      0.45000   1/1/1999   2220.98     80.00        399000.00 Single Family Residence         Primary
1       7020028622  7.55000      0.55000   2/1/1999   2074.20     77.89        379000.00 Single Family Residence         Primary
1       7020028648  7.50000      0.50000   2/1/1999   2307.41     77.65        425000.00 Single Family Residence         Primary
1       7020028903  7.60000      0.60000   2/1/1999   2739.57     48.50        800000.00 Single Family Residence         Primary
1       7020031006  7.40000      0.40000   2/1/1999   2686.44     73.21        530000.00 Single Family Residence         Primary
1       7020032095  7.55000      0.55000   2/1/1999   2450.12     74.99        465000.00 Single Family Residence         Primary
1       7020032186  7.15000      0.25000   2/1/1999   2026.23     43.48        690000.00 Single Family Residence         Primary
1       7020032400  7.60000      0.60000   4/1/1999   2118.23     74.86        400749.00 Single Family Residence         Primary
1       7020032673  7.50000      0.50000   2/1/1999   1957.81     76.71        365000.00 Condominium                     Primary
1       7020033283  7.40000      0.40000   2/1/1999   2866.46     46.00        900000.00 Single Family Residence         Second
1       7020033697  7.60000      0.60000   2/1/1999   2411.25     71.15        480000.00 Single Family Residence         Primary
1       7020033929  7.40000      0.40000   3/1/1999   3184.95     80.00        575000.00 Single Family Residence         Primary
1       7020034174  7.55000      0.55000   2/1/1999   2459.25     50.72        690000.00 Single Family Residence         Primary
1       7020034414  7.15000      0.25000   4/1/1999   2053.24     80.00        380000.00 Single Family Residence         Primary
1       7020034471  7.40000      0.40000   3/1/1999   3600.38     80.00        650000.00 Single Family Residence         Primary
1       7020034620  7.20000      0.25000   2/1/1999   1798.79     70.67        375000.00 Single Family Residence         Primary
1       7020035437  7.30000      0.30000   2/1/1999   4113.43     32.43       1850000.00 Single Family Residence         Primary
1       7020035940  7.30000      0.30000   2/1/1999   3325.02     75.78        640000.00 Single Family Residence         Primary
1       7020038522  7.25000      0.25000   2/1/1999   2933.36     78.90        545000.00 Single Family Residence         Primary
1       7020039355  7.25000      0.25000   2/1/1999   2899.25     31.48       1350000.00 Single Family Residence         Primary
1       7020015801  Purpose
1       7020016965  Cash-Out Refinance
1       7020017252  Cash-Out Refinance
1       7020017906  Cash-Out Refinance
1       7020018532  Cash-Out Refinance
1       7020018615  Cash-Out Refinance
1       7020019340  Cash-Out Refinance
1       7020019456  Cash-Out Refinance
1       7020020173  Cash-Out Refinance
1       7020021650  Cash-Out Refinance
1       7020022971  Purpose
1       7020023086  Cash-Out Refinance
1       7020023938  Cash-Out Refinance
1       7020025677  Cash-Out Refinance
1       7020026998  Purpose
1       7020027558  Purpose
1       7020028622  Purpose
1       7020028648  Cash-Out Refinance
1       7020028903  Cash-Out Refinance
1       7020031006  Cash-Out Refinance
1       7020032095  Purpose
1       7020032186  Cash-Out Refinance
1       7020032400  Purpose
1       7020032673  Cash-Out Refinance
1       7020033283  Cash-Out Refinance
1       7020033697  Cash-Out Refinance
1       7020033929  Purpose
1       7020034174  Purpose
1       7020034414  Purpose
1       7020034471  Purpose
1       7020034620  Cash-Out Refinance
1       7020035437  Purpose
1       7020035940  Cash-Out Refinance
1       7020038522  Cash-Out Refinance
1       7020039355  Cash-Out Refinance

1       7020039843  5623      KENT PL           GOLETA                 CA      93117        360        349    264500.00    262227.89
1       7020040544  41      LAS CASCADA         ORINDA                 CA      94563        360        349    375000.00    371729.79
1       7020041054  15835      JACKSON OAK      MORGAN HILL            CA      95037        360        349    350000.00    346647.10
1       7020041914  820      CHAMBERLAIN        MILL VALLEY            CA      94941        360        349    276200.00    273180.04
1       7020042763  1416N SYCAMORE AVE          LOS ANGELES            CA      90028        360        349    243700.00    241639.61
1       7020043357  2624NE24TH STREET           LIGHTHOUSE POINT       FL      33064        360        349    520000.00    515533.13
1       7020047895  1449      LANTANA ST        CAMARILLO              CA      93010        360        349    279700.00    277343.87
1       7020048125  43810      VILLA DEL S      TEMECULA               CA      92592        360        349    378000.00    374233.88
1       7020048216  45115      LOS CABALLO      TEMECULA               CA      92592        360        349    559200.00    552977.86
1       7020049198  1081      ALMADEN VIL       SAN JOSE               CA      95118        360        349    276000.00    273720.26
1       7020049461  7640      WOODBOROUGH       GRANITE BAY            CA      95746        360        350    295200.00    292968.55
1       7020049826  2344      HILLSBURY R       THOUSAND OAKS          CA      91361        360        349    396000.00    392598.28
1       7020049834  37      HERITAGE DR         SAN RAFAEL             CA      94901        360        349    263000.00    260740.82
1       7020049842  215      GREENBANK A        PIEDMONT               CA      94611        360        349    286000.00    283590.78
1       7020051129  8455      PINELAKE DR       WESTHILLS              CA      91304        360        350    248000.00    246088.16
1       7020051137  449      TWIN OAKS C        THOUSAND OAKS          CA      91362        360        349    440000.00    436219.73
1       7020051558  17765      HOLIDAY DR       MORGAN HILL            CA      95037        360        349    286300.00    282883.60
1       7020054578  1046      WESTERN DR        SANTA CRUZ             CA      95060        360        349    291000.00    288053.63
1       7020054628  3306      RIVERCREST        AUSTIN                 TX      78746        360        349    288000.00    284594.46
1       7020055633  905  FIELDWOOD CT           SAN JOSE               CA      95120        360        349    381600.00    378224.66
1       7020057589  16276      PACIFIC CIR      HUNTINGTON BEACH       CA      92649        360        349    392000.00    388762.06
1       7020057977  301      PARK WAY           SANTA CRUZ             CA      95062        360        349    284000.00    281246.62
1       7020058082  620      SANTANDER D        SAN RAMON              CA      94583        360        349    255000.00    252788.03
1       7020059502  231      OLIVER RD          SANTA BARBARA          CA      93109        360        349    327000.00    324218.29
1       7020059536  17455      RINGEL DR        MORGAN HILL            CA      95037        360        349    392500.00    388537.15
1       7020059791  2011      ROSE VILLA        PASADENA               CA      91107        360        350    436000.00    432214.56
1       7020059809  2089      KINGFISH RD       NAPLES                 FL      34102        360        350    640000.00    635209.58
1       7020061516  1614      NEWCASTLE D       LOS ALTOS              CA      94024        360        350    502000.00    498014.74
1       7020061557  77      SEA ISLAND          NEWPORT BEACH          CA      92660        360        349    274400.00    272065.81
1       7020061771  1777      SAN LEANDRO       SANTA BARBARA          CA      93108        360        349    650000.00    642517.04
1       7020061896  44011      PALMA DR         TEMECULA               CA      92592        360        349    399000.00    395605.89
1       7020062399  9232      KESTREL CT        GILROY                 CA      95020        360        349    298400.00    295836.63
1       7020063801  4      TORREY PINE          COTO DE CAZA AREA      CA      92679        360        349    281500.00    276319.83
1       7020063868  931      UNION HEIGH        HOLLISTER              CA      95023        360        350    410400.00    406617.95
1       7020064023  4173      SUNRIDGE RD       PEBBLE BEACH           CA      93953        360        350    348000.00    345210.20
1       7020039843  7.40000      0.40000   2/1/1999   1831.35     64.51        410000.00 Single Family Residence         Primary
1       7020040544  7.35000      0.35000   2/1/1999   2583.65     72.82        515000.00 Single Family Residence         Primary
1       7020041054  7.20000      0.25000   2/1/1999   2375.76     72.92        480000.00 Single Family Residence         Primary
1       7020041914  7.50000      0.50000   2/1/1999   1931.24     64.99        425000.00 Single Family Residence         Primary
1       7020042763  7.55000      0.55000   2/1/1999   1712.34     64.99        375000.00 Single Family Residence         Primary
1       7020043357  7.40000      0.40000   2/1/1999   3600.38     80.00        650000.00 Single Family Residence         Primary
1       7020047895  7.50000      0.50000   2/1/1999   1955.71     94.97        294500.00 Single Family Residence         Primary
1       7020048125  7.25000      0.25000   2/1/1999   2578.63     90.00        420000.00 Single Family Residence         Primary
1       7020048216  7.35000      0.35000   2/1/1999   3852.74     80.00        699000.00 Single Family Residence         Primary
1       7020049198  7.60000      0.60000   2/1/1999   1948.77     80.00        345000.00 Single Family Residence         Primary
1       7020049461  7.55000      0.55000   3/1/1999   2074.20     67.71        436000.00 Single Family Residence         Primary
1       7020049826  7.40000      0.40000   2/1/1999   2741.83     80.00        495000.00 Single Family Residence         Primary
1       7020049834  7.40000      0.40000   2/1/1999   1820.96     75.14        350000.00 Single Family Residence         Primary
1       7020049842  7.50000      0.50000   2/1/1999   1999.76     65.00        440000.00 Single Family Residence         Primary
1       7020051129  7.45000      0.45000   3/1/1999   1725.57     80.00        310000.00 Single Family Residence         Primary
1       7020051137  7.40000      0.40000   2/1/1999   3046.48     80.00        550000.00 Single Family Residence         Primary
1       7020051558  7.35000      0.35000   2/1/1999   1972.53     65.07        440000.00 Single Family Residence         Primary
1       7020054578  7.15000      0.25000   2/1/1999   1965.44     75.00        388000.00 Single Family Residence         Primary
1       7020054628  7.40000      0.40000   2/1/1999   1994.06     80.00        360000.00 Single Family Residence         Primary
1       7020055633  7.25000      0.25000   2/1/1999   2603.19     80.00        477000.00 Single Family Residence         Primary
1       7020057589  7.60000      0.60000   2/1/1999   2767.82     80.00        490000.00 Condominium                     Primary
1       7020057977  7.40000      0.40000   2/1/1999   1966.36     80.00        355000.00 Single Family Residence         Primary
1       7020058082  7.35000      0.35000   2/1/1999   1756.88     61.45        415000.00 Single Family Residence         Primary
1       7020059502  7.45000      0.45000   2/1/1999   2275.25     71.09        460000.00 Single Family Residence         Primary
1       7020059536  7.45000      0.45000   2/1/1999   2731.00     71.36        550000.00 Single Family Residence         Primary
1       7020059791  7.25000      0.25000   3/1/1999   2974.29     80.00        545000.00 Single Family Residence         Primary
1       7020059809  7.60000      0.60000   3/1/1999   4518.88     80.00        800000.00 Single Family Residence         Primary
1       7020061516  7.30000      0.30000   3/1/1999   3441.57     73.82        680000.00 Single Family Residence         Primary
1       7020061557  7.45000      0.45000   2/1/1999   1909.26     80.00        343000.00 Condominium                     Primary
1       7020061771  7.45000      0.45000   2/1/1999   4522.67     56.52       1150000.00 Single Family Residence         Primary
1       7020061896  7.45000      0.45000   2/1/1999   2776.22     79.80        500000.00 Single Family Residence         Primary
1       7020062399  7.40000      0.40000   2/1/1999   2066.07     80.00        373000.00 Single Family Residence         Primary
1       7020063801  7.25000      0.25000   2/1/1999   1920.33     53.62        525000.00 Single Family Residence         Primary
1       7020063868  7.30000      0.30000   3/1/1999   2813.59     80.00        513000.00 Single Family Residence         Primary
1       7020064023  7.25000      0.25000   3/1/1999   2373.98     74.84        465000.00 Single Family Residence         Primary
1       7020039843  Cash-Out Refinance
1       7020040544  Cash-Out Refinance
1       7020041054  Purpose
1       7020041914  Purpose
1       7020042763  Cash-Out Refinance
1       7020043357  Cash-Out Refinance
1       7020047895  Purpose
1       7020048125  Purpose
1       7020048216  Purpose
1       7020049198  Purpose
1       7020049461  Cash-Out Refinance
1       7020049826  Cash-Out Refinance
1       7020049834  Cash-Out Refinance
1       7020049842  Cash-Out Refinance
1       7020051129  Cash-Out Refinance
1       7020051137  Cash-Out Refinance
1       7020051558  Cash-Out Refinance
1       7020054578  Cash-Out Refinance
1       7020054628  Purpose
1       7020055633  Purpose
1       7020057589  Cash-Out Refinance
1       7020057977  Cash-Out Refinance
1       7020058082  Cash-Out Refinance
1       7020059502  Cash-Out Refinance
1       7020059536  Cash-Out Refinance
1       7020059791  Cash-Out Refinance
1       7020059809  Purpose
1       7020061516  Cash-Out Refinance
1       7020061557  Cash-Out Refinance
1       7020061771  Cash-Out Refinance
1       7020061896  Cash-Out Refinance
1       7020062399  Purpose
1       7020063801  Cash-Out Refinance
1       7020063868  Cash-Out Refinance
1       7020064023  Cash-Out Refinance

1       7020065418  910      2ND ST             GILROY                 CA      95020        360        350    340000.00    337300.76
1       7020066036  5      EDGEBROOK C          NEW CITY               NY      10956        360        352    330000.00    327937.30
1       7020066481  1230      SHARON PARK       MENLO PARK             CA      94025        360        350    270000.00    267792.96
1       7020066580  70      DEL SABLA R         SAN MATEO              CA      94402        360        350    598600.00    594075.07
1       7020066853  1666      KLIPSPRINGE       SAN JOSE               CA      95124        360        349    292500.00    290060.11
1       7020068073  4315      SAINT MARK        LA VERNE               CA      91750        360        349    300000.00    296708.06
1       7020069832  2407      HUNTINGTON        SAFETY HARBOR          FL      34695        360        349    299600.00    297051.46
1       7020070475  19100      BIG BASIN W      BOULDER CREEK          CA      95006        360        350    400000.00    395233.99
1       7020070624  3850      SAN ANTONIO       YORBA LINDA            CA      92886        360        350    400000.00    396885.98
1       7020070988  3100N OCEAN BLVD 703        FORT LAUDERDALE        FL      33308        360        350    279700.00    277606.35
1       7020071507  10411      GRANDVIEW D      LA MESA                CA      91941        360        350    296000.00    292043.55
1       7020072034  1080      VIOLET WAY        GILROY                 CA      95020        360        349    252000.00    249877.15
1       7020072174  1195      CLARK AVE         SAN JOSE               CA      95125        360        350    299000.00    296717.44
1       7020072430  24042      ARMINTA ST       CANOGA PARK            CA      91304        360        349    340000.00    337107.79
1       7020073933  2724      PASEO DEL M       PALOS VERDES ESTATES   CA      90274        360        352    896000.00    890562.40
1       7020074717  22670N FOXTAIL DR           KILDEER                IL      60047        360        350    336500.00    333864.50
1       7020074964  2964      WAUNETA ST        NEWBURY PARK           CA      91320        360        350    280000.00    277820.16
1       7020075714  3817      MOUNTAIN SH       CALABASAS              CA      91302        360        350    573600.00    569046.32
1       7020075839  11632      WEATHERBY R      LOS ALAMITOS           CA      90720        360        350    425000.00    421755.60
1       7020076217  1051      LAUREL WAY        BEVERY HILLS           CA      90210        360        351    760000.00    753439.25
1       7020076753  27025      ESWARD DR        CALABASAS              CA      91302        360        350    310000.00    307490.48
1       7020076779  117      PIERMONT AV        S  NYACK               NY      10960        360        351    484000.00    479617.87
1       7020076852  2936      JEFFERSON A       REDWOOD CITY           CA      94062        360        349    266000.00    263759.23
1       7020077686  4639      SANCOLA AVE       TOLUCA LAKE            CA      91602        360        350    391000.00    385179.41
1       7020078056  1258      CASITAS PAS       CARPINTERIA            CA      93013        360        350    284000.00    281104.24
1       7020078114  6275W DRY CREEK RD          HEALDSBURG             CA      95448        360        351    350000.00    347649.66
1       7020078171  2635      JOAQUIN DR        BURBANK                CA      91504        360        351    315000.00    312863.70
1       7020079617  2924      MI ELANA CI       WALNUT CREEK           CA      94598        360        350    383000.00    379869.28
1       7020079849  28877      BLYTHEWOOD       RANCHO PALOS VERDES    CA      90275        360        350    297500.00    290607.26
1       7020081043  23271  PARK BASILICO        CALABASAS              CA      91302        360        351    394500.00    391850.86
1       7020081225  28521      BRECKENRIDG      LAGUNA NIGUEL          CA      92677        360        350    360000.00    357197.40
1       7020081522  122      EYE ST             SAN RAFAEL             CA      94901        360        351    345000.00    342566.48
1       7020083536  25695      BALDWIN PL       CARMEL                 CA      93923        360        349    276000.00    273652.12
1       7020083577  5130      KINGS COURT       FAIR OAKS              CA      95628        360        350    252700.00    250674.21
1       7020084187  3255      MIDVALE AVE       LOS ANGELES            CA      90034        360        351    292500.00    290354.57
1       7020065418  7.30000      0.30000   3/1/1999   2330.95     80.00        425000.00 Single Family Residence         Primary
1       7020066036  7.35000      0.35000   5/1/1999   2273.61     79.71        414000.00 Single Family Residence         Primary
1       7020066481  7.15000      0.25000   3/1/1999   1823.60     49.09        550000.00 Condominium                     Primary
1       7020066580  7.55000      0.55000   3/1/1999   4206.02     46.05       1300000.00 Single Family Residence         Primary
1       7020066853  7.55000      0.55000   2/1/1999   2055.23     65.00        450000.00 Single Family Residence         Primary
1       7020068073  7.15000      0.25000   2/1/1999   2026.23     63.83        470000.00 Single Family Residence         Primary
1       7020069832  7.45000      0.45000   2/1/1999   2084.60     89.97        333000.00 Single Family Residence         Primary
1       7020070475  7.35000      0.35000   3/1/1999   2755.89     80.00        500000.00 Single Family Residence         Primary
1       7020070624  7.45000      0.45000   3/1/1999   2783.18     80.00        500000.00 Single Family Residence         Primary
1       7020070988  7.60000      0.60000   3/1/1999   1974.90     74.99        373000.00 Condominium                     Primary
1       7020071507  7.40000      0.40000   3/1/1999   2049.45     69.65        425000.00 Single Family Residence         Primary
1       7020072034  7.50000      0.50000   2/1/1999   1762.03     80.00        315000.00 Single Family Residence         Primary
1       7020072174  7.50000      0.50000   3/1/1999   2090.66     52.00        575000.00 Single Family Residence         Primary
1       7020072430  7.45000      0.45000   2/1/1999   2365.70     80.00        425000.00 Single Family Residence         Primary
1       7020073933  7.50000      0.50000   5/1/1999   6264.97     70.00       1280000.00 Single Family Residence         Primary
1       7020074717  7.55000      0.55000   3/1/1999   2364.39     62.90        535000.00 Single Family Residence         Primary
1       7020074964  7.40000      0.40000   3/1/1999   1938.67     74.67        375000.00 Single Family Residence         Primary
1       7020075714  7.30000      0.30000   3/1/1999   3932.44     80.00        717000.00 Single Family Residence         Primary
1       7020075839  7.50000      0.50000   3/1/1999   2971.67     57.43        740000.00 Single Family Residence         Primary
1       7020076217  7.25000      0.25000   4/1/1999   5184.54     56.09       1355000.00 Single Family Residence         Primary
1       7020076753  7.20000      0.25000   3/1/1999   2104.25     79.90        388000.00 Single Family Residence         Primary
1       7020076779  7.30000      0.30000   4/1/1999   3318.17     80.00        605000.00 Single Family Residence         Primary
1       7020076852  7.50000      0.50000   2/1/1999   1859.92     64.88        410000.00 Single Family Residence         Primary
1       7020077686  7.40000      0.40000   3/1/1999   2707.21     50.78        770000.00 Single Family Residence         Primary
1       7020078056  7.20000      0.25000   3/1/1999   1927.76     80.00        355000.00 Single Family Residence         Primary
1       7020078114  7.60000      0.60000   4/1/1999   2471.27     72.92        480000.00 Single Family Residence         Primary
1       7020078171  7.55000      0.55000   4/1/1999   2213.33     75.00        420000.00 Single Family Residence         Primary
1       7020079617  7.15000      0.25000   3/1/1999   2586.81     79.79        480000.00 Single Family Residence         Primary
1       7020079849  7.55000      0.55000   3/1/1999   2090.36     68.39        435000.00 Single Family Residence         Primary
1       7020081043  7.60000      0.60000   4/1/1999   2785.47     52.95        745000.00 Single Family Residence         Primary
1       7020081225  7.40000      0.40000   3/1/1999   2492.57     80.00        450000.00 Single Family Residence         Primary
1       7020081522  7.35000      0.35000   4/1/1999   2376.96     69.70        495000.00 Single Family Residence         Primary
1       7020083536  7.45000      0.45000   2/1/1999   1920.40     80.00        345000.00 Single Family Residence         Primary
1       7020083577  7.25000      0.25000   3/1/1999   1723.86     74.99        337000.00 Single Family Residence         Primary
1       7020084187  7.15000      0.25000   4/1/1999   1975.57     65.00        450000.00 Single Family Residence         Primary
1       7020065418  Cash-Out Refinance
1       7020066036  Cash-Out Refinance
1       7020066481  Cash-Out Refinance
1       7020066580  Cash-Out Refinance
1       7020066853  Cash-Out Refinance
1       7020068073  Cash-Out Refinance
1       7020069832  Purpose
1       7020070475  Cash-Out Refinance
1       7020070624  Cash-Out Refinance
1       7020070988  Purpose
1       7020071507  Cash-Out Refinance
1       7020072034  Purpose
1       7020072174  Cash-Out Refinance
1       7020072430  Cash-Out Refinance
1       7020073933  Purpose
1       7020074717  Cash-Out Refinance
1       7020074964  Cash-Out Refinance
1       7020075714  Cash-Out Refinance
1       7020075839  Cash-Out Refinance
1       7020076217  Cash-Out Refinance
1       7020076753  Purpose
1       7020076779  Purpose
1       7020076852  Cash-Out Refinance
1       7020077686  Cash-Out Refinance
1       7020078056  Cash-Out Refinance
1       7020078114  Cash-Out Refinance
1       7020078171  Cash-Out Refinance
1       7020079617  Cash-Out Refinance
1       7020079849  Purpose
1       7020081043  Cash-Out Refinance
1       7020081225  Cash-Out Refinance
1       7020081522  Purpose
1       7020083536  Purpose
1       7020083577  Purpose
1       7020084187  Cash-Out Refinance

1       7020084377  19130      GARDEN VALL      SALINAS                CA      93908        360        350    280000.00    277305.07
1       7020084922  1885      TAHITI DR         COSTA MESA             CA      92626        360        350    395200.00    390732.69
1       7020085176  24621      LA HERMOSA       LAGUNA NIGUEL          CA      92677        360        351    390000.00    385359.90
1       7020085523  72      COLONIAL AV         DOBBS FERRY            NY      10522        360        351    630000.00    624383.94
1       7020085820  6809      SEAWATCH LN       MALIBU                 CA      90265        360        350    360000.00    357110.40
1       7020086315  3019      PUEBLO ST         CARLSBAD               CA      92009        360        349    313500.00    310588.81
1       7020086463  524      SAINT JOHN         INGLEWOOD              CA      90301        360        351    280000.00    277946.29
1       7020087867  9101  RANCHO DR             ELK GROVE              CA      95624        360        351    440000.00    436804.02
1       7020087974  861      BORGWOOD CT        SAN JOSE               CA      95120        360        350    340000.00    337095.28
1       7020088246  1133      OSCEOLA AVE       STUART                 FL      34996        360        350    319300.00    316689.96
1       7020088469  1602      CYNTHIA CT        HEWLETT                NY      11557        360        352    263000.00    259914.89
1       7020088535  2424      LAS LOMITAS       HACIENDA HEIGHTS       CA      91745        360        350    296600.00    293294.70
1       7020088543  *NESANTA RITA               CARMEL                 CA      93921        360        350    412000.00    408675.80
1       7020088758  569W RINCON AVE             CAMPBELL               CA      95008        360        352    281700.00    279939.18
1       7020088824  21      GLENWOOD AV         MILLER PLACE           NY      11764        360        352    252000.00    250424.87
1       7020089368  16      SYCAMORE CT         REDWOOD CITY           CA      94061        360        350    508000.00    504045.26
1       7020089491  1710      LOBELIA LN        SAN JOSE               CA      95124        360        351    268000.00    266090.91
1       7020089830  4701      MYRTLE DR         CONCORD                CA      94521        360        350    260000.00    258034.62
1       7020090036  3649      VISTA CHARO       WALNUT CREEK           CA      94598        360        350    433000.00    427876.62
1       7020090069  1235      EUCLID ST 1       SANTA MONICA           CA      90404        360        350    256000.00    253972.55
1       7020090275  1234      WEDGEWOOD D       SUGAR LAND             TX      77478        360        350    245700.00    243730.30
1       7020090408  120      FOXWOOD DR         JERICHO                NY      11753        360        351    478000.00    474758.36
1       7020090952  25      LOS AMIGOS          ORINDA                 CA      94563        360        351    310000.00    307834.72
1       7020091174  3041      WRANGLER RD       SAN RAMON              CA      94583        360        350    283000.00    280753.31
1       7020092099  1725      OLIVET RD         SANTA ROSA             CA      95401        360        350    261000.00    258866.27
1       7020092198  7605      AVENIDA VAL       BAKERSFIELD            CA      93309        360        351    335000.00    329490.05
1       7020092529  594      LOST OAK LN        ESCONDIDO              CA      92025        360        350    600000.00    595377.85
1       7020092693  7017      SONORA CT         VENTURA                CA      93003        360        350    327500.00    323783.85
1       7020093055  225      HIGHLAND AV        SAN MARTIN             CA      95046        360        350    319000.00    316467.47
1       7020093345  167      JUDSON AVE         DOBBS FERRY            NY      10522        360        350    330000.00    327042.66
1       7020093527  3058      POLK ST 2         SAN FRANCISCO          CA      94109        360        350    284000.00    281129.01
1       7020093642  835      HOLLY VISTA        PASADENA               CA      91105        360        351    498400.00    491862.81
1       7020095449  2508      SWANDYKE CT       NAPERVILLE             IL      60565        360        350    388800.00    385659.72
1       7020096710  1717S ALMA ST               SAN PEDRO              CA      90731        360        350    336000.00    333332.58
1       7020097429  1946      SMOKEY RIDG       WESTLAKE VILLAGE       CA      91362        360        350    589000.00    584324.05
1       7020084377  7.40000      0.40000   3/1/1999   1938.67     66.20        422990.00 Single Family Residence         Primary
1       7020084922  7.45000      0.45000   3/1/1999   2749.78     80.00        494000.00 Single Family Residence         Primary
1       7020085176  7.50000      0.50000   4/1/1999   2726.94     75.73        515000.00 Single Family Residence         Primary
1       7020085523  7.50000      0.50000   4/1/1999   4405.06     57.27       1100000.00 Single Family Residence         Primary
1       7020085820  7.45000      0.45000   3/1/1999   2504.86     90.00        400000.00 Condominium                     Primary
1       7020086315  7.60000      0.60000   2/1/1999   2213.55     95.00        330000.00 Single Family Residence         Primary
1       7020086463  7.15000      0.25000   4/1/1999   1891.14     80.00        350000.00 Single Family Residence         Primary
1       7020087867  7.20000      0.25000   4/1/1999   2986.67     80.00        550000.00 Single Family Residence         Primary
1       7020087974  7.45000      0.45000   3/1/1999   2365.70     80.00        425000.00 Single Family Residence         Primary
1       7020088246  7.15000      0.25000   3/1/1999   2156.58     79.83        400000.00 Single Family Residence         Primary
1       7020088469  7.15000      0.25000   5/1/1999   1776.32     60.46        435000.00 Single Family Residence         Primary
1       7020088535  7.50000      0.50000   3/1/1999   2073.88     74.15        400000.00 Single Family Residence         Primary
1       7020088543  7.45000      0.45000   3/1/1999   2866.68     80.00        515000.00 Single Family Residence         Primary
1       7020088758  7.35000      0.35000   5/1/1999   1940.84     90.00        313000.00 Single Family Residence         Primary
1       7020088824  7.35000      0.35000   5/1/1999   1736.21     90.00        280000.00 Single Family Residence         Primary
1       7020089368  7.40000      0.40000   3/1/1999   3517.29     76.39        665000.00 Single Family Residence         Primary
1       7020089491  7.30000      0.30000   4/1/1999   1837.34     79.76        336000.00 Single Family Residence         Primary
1       7020089830  7.55000      0.55000   3/1/1999   1826.87     77.61        335000.00 Single Family Residence         Primary
1       7020090036  7.50000      0.50000   3/1/1999   3027.60     75.30        575000.00 Single Family Residence         Primary
1       7020090069  7.50000      0.50000   3/1/1999   1789.99     80.00        320000.00 Condominium                     Primary
1       7020090275  7.25000      0.25000   3/1/1999   1676.11     62.68        392000.00 Single Family Residence         Primary
1       7020090408  7.55000      0.55000   4/1/1999   3358.63     79.67        600000.00 Condominium                     Primary
1       7020090952  7.40000      0.40000   4/1/1999   2146.38     64.58        480000.00 Single Family Residence         Primary
1       7020091174  7.30000      0.30000   3/1/1999   1940.17     62.89        450000.00 Single Family Residence         Primary
1       7020092099  7.15000      0.25000   3/1/1999   1762.82     54.38        480000.00 Single Family Residence         Primary
1       7020092198  7.15000      0.25000   4/1/1999   2262.62     77.01        435000.00 Single Family Residence         Primary
1       7020092529  7.55000      0.55000   3/1/1999   4215.85     80.00        750000.00 Single Family Residence         Primary
1       7020092693  7.15000      0.25000   3/1/1999   2211.96     79.88        410000.00 Single Family Residence         Primary
1       7020093055  7.30000      0.30000   3/1/1999   2186.98     79.95        399000.00 Single Family Residence         Primary
1       7020093345  7.25000      0.25000   3/1/1999   2251.19     51.56        640000.00 Single Family Residence         Primary
1       7020093527  7.55000      0.55000   3/1/1999   1995.51     72.82        390000.00 Condominium                     Primary
1       7020093642  7.15000      0.25000   4/1/1999   3366.23     70.00        712000.00 Single Family Residence         Primary
1       7020095449  7.30000      0.30000   3/1/1999   2665.50     90.00        432000.00 Single Family Residence         Primary
1       7020096710  7.30000      0.30000   3/1/1999   2303.52     75.00        448000.00 Single Family Residence         Primary
1       7020097429  7.30000      0.30000   3/1/1999   4038.02     55.31       1065000.00 Single Family Residence         Primary
1       7020084377  Purpose
1       7020084922  Purpose
1       7020085176  Cash-Out Refinance
1       7020085523  Cash-Out Refinance
1       7020085820  Purpose
1       7020086315  Purpose
1       7020086463  Cash-Out Refinance
1       7020087867  Purpose
1       7020087974  Purpose
1       7020088246  Cash-Out Refinance
1       7020088469  Cash-Out Refinance
1       7020088535  Cash-Out Refinance
1       7020088543  Purpose
1       7020088758  Purpose
1       7020088824  Purpose
1       7020089368  Cash-Out Refinance
1       7020089491  Purpose
1       7020089830  Cash-Out Refinance
1       7020090036  Cash-Out Refinance
1       7020090069  Cash-Out Refinance
1       7020090275  Cash-Out Refinance
1       7020090408  Cash-Out Refinance
1       7020090952  Cash-Out Refinance
1       7020091174  Cash-Out Refinance
1       7020092099  Cash-Out Refinance
1       7020092198  Purpose
1       7020092529  Cash-Out Refinance
1       7020092693  Cash-Out Refinance
1       7020093055  Purpose
1       7020093345  Cash-Out Refinance
1       7020093527  Cash-Out Refinance
1       7020093642  Cash-Out Refinance
1       7020095449  Cash-Out Refinance
1       7020096710  Cash-Out Refinance
1       7020097429  Cash-Out Refinance

1       7020097890  15      SAINT KITTS         DANA POINT             CA      92629        360        350    275000.00    271587.46
1       7020097924  1560      MOUNTAIN SP       PASO ROBLES            CA      93446        360        351    304000.00    301897.33
1       7020097940  5371      SOUTHSIDE R       HOLLISTER              CA      95023        360        350    359000.00    356147.13
1       7020098567  2230      SHERATON PL       SAN MATEO              CA      94402        360        350    316000.00    313491.32
1       7020099045  5      VIDA DESCAN          ORINDA                 CA      94563        360        351    641200.00    636677.26
1       7020099805  802N SIERRA DR              BEVERLY HILLS          CA      90211        360        351    440000.00    436956.72
1       7020101304  9788      RAVARI DR         CYPRESS                CA      90630        360        350    308000.00    305625.58
1       7020102302  21520      BETTY ANN C      LOS GATOS              CA      95033        360        350    340000.00    337300.76
1       7020102492  23060      COLLINS STR      WOODLAND HILLS         CA      91367        360        351    277500.00    275580.66
1       7020102906  947      GALLOWAY ST        PACIFIC PALISADES      CA      90272        360        351    250000.00    248270.84
1       7020103086  505      BAYVIEW DR         MANHATTAN BEACH        CA      90266        360        351    350000.00    347579.24
1       7020103136  1414      MONTEGO DR        SAN JOSE               CA      95123        360        351    400000.00    397094.52
1       7020103243  4105      KINGRIDGE D       SAN MATEO              CA      94403        360        352    488000.00    482907.44
1       7020103672  6111      PACHECO HIG       HOLLISTER              CA      95023        360        351    300000.00    297820.89
1       7020104571  27537      MOONCREST D      CARMEL VALLEY          CA      93923        360        351    528000.00    524164.79
1       7020104852  78  DOVECREST               IRVINE                 CA      92620        360        351    400000.00    397287.32
1       7020105123  435      PACHECO AVE        SANTA CRUZ             CA      95062        360        351    264800.00    262913.76
1       7020105420  5337      LARCHWOOD D       SAN JOSE               CA      95118        360        350    296000.00    293718.03
1       7020106485  544      DOLORES PL         PLEASANTON             CA      94566        360        351    420000.00    417037.43
1       7020106931  1916      HOPKINS AVE       REDWOOD CITY           CA      94062        360        350    411200.00    407935.59
1       7020107160  212S WETHERLY DR            BEVERLY HILLS          CA      90211        360        351    450000.00    446887.54
1       7020107657  81      CHESTER CIR         LOS ALTOS              CA      94022        360        351    355200.00    352694.57
1       7020108028  1071      NOBLE LANE        SAN JOSE               CA      95132        360        351    258000.00    256125.95
1       7020108036  3579      COUR DE VIN       SAN JOSE               CA      95148        360        351    340000.00    337290.82
1       7020108267  52      LONGVIEW CT         DANVILLE               CA      94526        360        352    288000.00    286146.05
1       7020108390  820      LOUISE DR          SUNNYVALE              CA      94087        360        351    438000.00    434910.53
1       7020109182  3100  MELCHESTER DR         SAN JOSE               CA      95132        360        351    287700.00    285650.69
1       7020109802  3740S MONITOR CIR           STOCKTON               CA      95219        360        351    270000.00    268076.72
1       7020109810  1313N RITCHIE CT 2607       CHICAGO                IL      60610        360        351    333800.00    331375.38
1       7020109901  113      ARUNDEL RD         SAN CARLOS             CA      94070        360        351    293900.00    291806.49
1       7020110578  4503      GARDENA AVE       SAN DIEGO              CA      92110        360        352    260800.00    257111.80
1       7020111741  6470      MATHENY WAY       CITRUS HEIGHTS         CA      95621        360        352    266000.00    264385.66
1       7020112079  2199      CEDAR AVE         MENLO PARK             CA      94025        360        351    628000.00    623474.22
1       7020112814  17      LUSITANO            RANCHO SANTA MARGARI   CA      92679        360        351    375000.00    372431.67
1       7020113317  3414      LEIGH RD          POMPANO BEACH          FL      33062        360        351    294800.00    292688.71
1       7020097890  7.25000      0.25000   3/1/1999   1875.99     70.51        390000.00 Single Family Residence         Primary
1       7020097924  7.45000      0.45000   4/1/1999   2115.22     69.89        435000.00 Single Family Residence         Primary
1       7020097940  7.30000      0.30000   3/1/1999   2461.20     79.96        449000.00 Single Family Residence         Primary
1       7020098567  7.30000      0.30000   3/1/1999   2166.41     59.62        530000.00 Single Family Residence         Primary
1       7020099045  7.35000      0.35000   4/1/1999   4417.69     55.28       1160000.00 Single Family Residence         Primary
1       7020099805  7.45000      0.45000   4/1/1999   3061.50     55.00        800000.00 Single Family Residence         Primary
1       7020101304  7.45000      0.45000   3/1/1999   2143.05     74.22        415000.00 Single Family Residence         Primary
1       7020102302  7.30000      0.30000   3/1/1999   2330.95     80.00        425000.00 Single Family Residence         Primary
1       7020102492  7.45000      0.45000   4/1/1999   1930.83     75.00        370000.00 Single Family Residence         Primary
1       7020102906  7.45000      0.45000   4/1/1999   1739.49     38.46        650000.00 Single Family Residence         Primary
1       7020103086  7.45000      0.45000   4/1/1999   2435.28     42.17        830000.00 Single Family Residence         Primary
1       7020103136  7.20000      0.25000   4/1/1999   2715.16     71.43        560000.00 Single Family Residence         Primary
1       7020103243  7.35000      0.35000   5/1/1999   3362.19     80.00        610000.00 Single Family Residence         Primary
1       7020103672  7.20000      0.25000   4/1/1999   2036.37     80.00        375000.00 Single Family Residence         Primary
1       7020104571  7.20000      0.25000   4/1/1999   3584.01     75.43        700000.00 Single Family Residence         Primary
1       7020104852  7.55000      0.55000   4/1/1999   2810.57     80.00        500000.00 Single Family Residence         Primary
1       7020105123  7.30000      0.30000   4/1/1999   1815.40     79.76        332000.00 Single Family Residence         Primary
1       7020105420  7.45000      0.45000   3/1/1999   2059.56     80.00        370000.00 Single Family Residence         Primary
1       7020106485  7.35000      0.35000   4/1/1999   2893.69     65.63        640000.00 Single Family Residence         Primary
1       7020106931  7.30000      0.30000   3/1/1999   2819.07     80.00        514000.00 Single Family Residence         Primary
1       7020107160  7.45000      0.45000   4/1/1999   3131.08     60.00        750000.00 Single Family Residence         Primary
1       7020107657  7.35000      0.35000   4/1/1999   2447.23     60.20        590000.00 Single Family Residence         Primary
1       7020108028  7.20000      0.25000   4/1/1999   1751.28     64.50        400000.00 Single Family Residence         Primary
1       7020108036  7.20000      0.25000   4/1/1999   2307.88     79.07        430000.00 Single Family Residence         Primary
1       7020108267  7.20000      0.25000   5/1/1999   1954.92     80.00        360000.00 Single Family Residence         Primary
1       7020108390  7.35000      0.35000   4/1/1999   3017.70     70.08        625000.00 Single Family Residence         Primary
1       7020109182  7.30000      0.30000   4/1/1999   1972.39     87.18        330000.00 Single Family Residence         Primary
1       7020109802  7.30000      0.30000   4/1/1999   1851.05     89.11        303000.00 Single Family Residence         Primary
1       7020109810  7.20000      0.25000   4/1/1999   2265.80     71.48        467000.00 Condominium                     Primary
1       7020109901  7.30000      0.30000   4/1/1999   2014.90     59.98        490000.00 Single Family Residence         Primary
1       7020110578  7.40000      0.40000   5/1/1999   1805.73     80.00        326000.00 Single Family Residence         Primary
1       7020111741  7.50000      0.50000   5/1/1999   1859.92     72.88        365000.00 Single Family Residence         Primary
1       7020112079  7.30000      0.30000   4/1/1999   4305.39     80.00        785000.00 Single Family Residence         Primary
1       7020112814  7.50000      0.50000   4/1/1999   2622.06     53.96        695000.00 Single Family Residence         Primary
1       7020113317  7.35000      0.35000   4/1/1999   2031.09     78.61        375000.00 Single Family Residence         Primary
1       7020097890  Cash-Out Refinance
1       7020097924  Cash-Out Refinance
1       7020097940  Purpose
1       7020098567  Cash-Out Refinance
1       7020099045  Cash-Out Refinance
1       7020099805  Cash-Out Refinance
1       7020101304  Cash-Out Refinance
1       7020102302  Cash-Out Refinance
1       7020102492  Purpose
1       7020102906  Cash-Out Refinance
1       7020103086  Cash-Out Refinance
1       7020103136  Purpose
1       7020103243  Purpose
1       7020103672  Purpose
1       7020104571  Purpose
1       7020104852  Cash-Out Refinance
1       7020105123  Purpose
1       7020105420  Cash-Out Refinance
1       7020106485  Cash-Out Refinance
1       7020106931  Cash-Out Refinance
1       7020107160  Cash-Out Refinance
1       7020107657  Cash-Out Refinance
1       7020108028  Cash-Out Refinance
1       7020108036  Cash-Out Refinance
1       7020108267  Cash-Out Refinance
1       7020108390  Cash-Out Refinance
1       7020109182  Cash-Out Refinance
1       7020109802  Cash-Out Refinance
1       7020109810  Cash-Out Refinance
1       7020109901  Purpose
1       7020110578  Purpose
1       7020111741  Cash-Out Refinance
1       7020112079  Purpose
1       7020112814  Cash-Out Refinance
1       7020113317  Cash-Out Refinance

1       7020113788  20      SANTA BARBA         RANCHO PALOS VERDES    CA      90275        360        352    756000.00    751180.95
1       7020113861  18663      BLUE SKY CO      MEADOW VISTA           CA      95722        360        351    383500.00    379751.95
1       7020114349  146      FOX MEADOW         SCARSDALE              NY      10583        360        351    400000.00    394951.69
1       7020114406  18      DELREGNO CT         BLAUVELT               NY      10913        360        352    336600.00    334536.98
1       7020114760  2175      ST ANDREWS        DISCOVERY BAY          CA      94514        360        351    262500.00    260630.16
1       7020114877  76      OAKTREE LN          MANHASSET              NY      11030        360        352    290000.00    288151.38
1       7020115452  3310N EL DORADO DR          LONG BEACH             CA      90808        360        351    270000.00    268095.48
1       7020115494  348      CENTRE ISLA        OYSTER BAY             NY      11771        360        351    300000.00    297945.31
1       7020116047  5210      SHADOW EST        SAN JOSE               CA      95135        360        351    250000.00    248219.24
1       7020116153  21311      BANFF LN         HUNTINGTON BEACH       CA      92647        360        351    251400.00    249643.99
1       7020116286  27574      CUNNINGHAM       VALENCIA               CA      91354        360        351    356000.00    353414.15
1       7020116500  1309      CORDELL PL        LOS ANGELES            CA      90069        360        351    531000.00    527217.62
1       7020116740  2324      CARLOW DR         DARIEN                 IL      60561        360        351    369000.00    366319.76
1       7020116906  6010      PAT AVE           WOODLAND HILLS         CA      91367        360        352    275000.00    273297.87
1       7020117003  3600      MARKET ST         SAN FRANCISCO          CA      94131        360        352    330000.00    326597.96
1       7020117391  399      FRENWAY DR         WALNUT CREEK           CA      94598        360        351    275000.00    273002.50
1       7020118209  111      MORAGA WAY         ORINDA                 CA      94563        360        352    354000.00    351028.45
1       7020118324  936      SCANDIA ST         ESCONDIDO              CA      92025        360        351    510000.00    506295.60
1       7020118852  1145      HOLLYHEAD L       CUPERTINO              CA      95014        360        351    416000.00    413007.67
1       7020118985  152S EUCALYPTUS DR          ANAHEIM                CA      92808        360        351    365000.00    362374.52
1       7020119223  93      ESTATES DR          ORINDA                 CA      94563        360        351    340000.00    337694.17
1       7020119827  463      MANZANO PL         CHULA VISTA            CA      91910        360        352    355000.00    350096.25
1       7020120106  911N EVERGREEN AVE          ARLINGTON HEIGHTS      IL      60004        360        351    326000.00    323632.09
1       7020120205  1256      COBBLESTONE       CAMPBELL               CA      95008        360        351    261000.00    259104.21
1       7020120627  18271      SANTA LAURE      FOUNTAIN VALLEY        CA      92708        360        351    253000.00    251196.06
1       7020121260  14884      NELSON WAY       SAN JOSE               CA      95124        360        353    260000.00    258610.00
1       7020121385  1562      BRIDGEGATE        WESTLAKE VILLAGE       CA      91361        360        351    312000.00    309777.56
1       7020121518  1591      WILLOW OAKS       SAN JOSE               CA      95125        360        351    336000.00    333574.75
1       7020122516  786      SCHIELE AVE        SAN JOSE               CA      95126        360        352    296000.00    293913.88
1       7020123555  1050      MANHATTAN C       SUNNYVALE              CA      94087        360        352    316000.00    314044.07
1       7020123688  18      ALGONQUIAN          BRIARCLIFF MANOR       NY      10510        360        352    600000.00    596249.61
1       7020123886  1780      ALMOND WY         MORGAN HILL            CA      95037        360        352    342000.00    339883.21
1       7020124454  108      KINGS CT           SAN CARLOS             CA      94070        360        352    650000.00    642373.47
1       7020125030  6940      OPORTO DR         LOS ANGELES            CA      90068        360        352    570000.00    564724.67
1       7020125691  1716      MARSHALL CT       LOS ALTOS              CA      94024        360        352    435000.00    430529.02
1       7020113788  7.25000      0.25000   5/1/1999   5157.26     70.00       1080000.00 Single Family Residence         Primary
1       7020113861  7.40000      0.40000   4/1/1999   2655.28     79.90        480000.00 Single Family Residence         Primary
1       7020114349  7.20000      0.25000   4/1/1999   2715.16     57.97        690000.00 Single Family Residence         Primary
1       7020114406  7.45000      0.45000   5/1/1999   2342.05     94.82        355000.00 Single Family Residence         Primary
1       7020114760  7.30000      0.30000   4/1/1999   1799.63     83.33        315000.00 Single Family Residence         Primary
1       7020114877  7.25000      0.25000   5/1/1999   1978.32     51.79        560000.00 Single Family Residence         Primary
1       7020115452  7.35000      0.35000   4/1/1999   1860.23     60.00        450000.00 Single Family Residence         Primary
1       7020115494  7.50000      0.50000   4/1/1999   2097.65     68.18        440000.00 Single Family Residence         Primary
1       7020116047  7.30000      0.30000   4/1/1999   1713.93     74.63        335000.00 Single Family Residence         Primary
1       7020116153  7.40000      0.40000   4/1/1999   1740.65     94.87        265000.00 Single Family Residence         Primary
1       7020116286  7.20000      0.25000   4/1/1999   2416.49     80.00        445000.00 Single Family Residence         Primary
1       7020116500  7.30000      0.30000   4/1/1999   3640.39     48.27       1100000.00 Single Family Residence         Primary
1       7020116740  7.20000      0.25000   4/1/1999   2504.73     73.80        500000.00 Single Family Residence         Primary
1       7020116906  7.40000      0.40000   5/1/1999   1904.05     76.39        360000.00 Single Family Residence         Primary
1       7020117003  7.15000      0.25000   5/1/1999   2228.85     66.00        500000.00 Single Family Residence         Primary
1       7020117391  7.20000      0.25000   4/1/1999   1866.67     62.50        440000.00 Single Family Residence         Primary
1       7020118209  7.20000      0.25000   5/1/1999   2402.92     74.53        475000.00 Single Family Residence         Primary
1       7020118324  7.20000      0.25000   4/1/1999   3461.82     70.34        725000.00 Single Family Residence         Primary
1       7020118852  7.25000      0.25000   4/1/1999   2837.86     73.63        565000.00 Single Family Residence         Primary
1       7020118985  7.25000      0.25000   4/1/1999   2489.95     79.35        460000.00 Single Family Residence         Primary
1       7020119223  7.55000      0.55000   4/1/1999   2388.99     73.12        465000.00 Single Family Residence         Primary
1       7020119827  7.60000      0.60000   5/1/1999   2506.57     64.55        550000.00 Single Family Residence         Primary
1       7020120106  7.20000      0.25000   4/1/1999   2212.85     72.44        450000.00 Single Family Residence         Primary
1       7020120205  7.20000      0.25000   4/1/1999   1771.64     65.25        400000.00 Single Family Residence         Primary
1       7020120627  7.30000      0.30000   4/1/1999   1734.50     74.41        340000.00 Single Family Residence         Primary
1       7020121260  7.45000      0.45000   6/1/1999   1809.07     77.61        335000.00 Single Family Residence         Primary
1       7020121385  7.30000      0.30000   4/1/1999   2138.99     62.40        500000.00 Single Family Residence         Primary
1       7020121518  7.30000      0.30000   4/1/1999   2303.52     80.00        420000.00 Single Family Residence         Primary
1       7020122516  7.40000      0.40000   5/1/1999   2049.45     80.00        370000.00 Single Family Residence         Primary
1       7020123555  7.40000      0.40000   5/1/1999   2187.93     80.00        395000.00 Single Family Residence         Primary
1       7020123688  7.35000      0.35000   5/1/1999   4133.84     77.92        770000.00 Single Family Residence         Primary
1       7020123886  7.40000      0.40000   5/1/1999   2367.94     76.85        445000.00 Single Family Residence         Primary
1       7020124454  7.25000      0.25000   5/1/1999   4434.15     43.33       1500000.00 Single Family Residence         Primary
1       7020125030  7.30000      0.30000   5/1/1999   3907.76     65.14        875000.00 Single Family Residence         Primary
1       7020125691  7.55000      0.55000   5/1/1999   3056.50     69.38        627000.00 2-Family                        Primary
1       7020113788  Cash-Out Refinance
1       7020113861  Cash-Out Refinance
1       7020114349  Purpose
1       7020114406  Purpose
1       7020114760  Cash-Out Refinance
1       7020114877  Cash-Out Refinance
1       7020115452  Cash-Out Refinance
1       7020115494  Cash-Out Refinance
1       7020116047  Cash-Out Refinance
1       7020116153  Purpose
1       7020116286  Cash-Out Refinance
1       7020116500  Cash-Out Refinance
1       7020116740  Cash-Out Refinance
1       7020116906  Cash-Out Refinance
1       7020117003  Purpose
1       7020117391  Purpose
1       7020118209  Cash-Out Refinance
1       7020118324  Cash-Out Refinance
1       7020118852  Cash-Out Refinance
1       7020118985  Cash-Out Refinance
1       7020119223  Purpose
1       7020119827  Cash-Out Refinance
1       7020120106  Cash-Out Refinance
1       7020120205  Cash-Out Refinance
1       7020120627  Cash-Out Refinance
1       7020121260  Purpose
1       7020121385  Cash-Out Refinance
1       7020121518  Purpose
1       7020122516  Purpose
1       7020123555  Purpose
1       7020123688  Cash-Out Refinance
1       7020123886  Cash-Out Refinance
1       7020124454  Purpose
1       7020125030  Cash-Out Refinance
1       7020125691  Cash-Out Refinance

1       7020125980  835      FOXHILL CIR      HOLLISTER              CA      95023          360        352    407900.00    405400.01
1       7020126152  2048      BIRKDALE AV     UPLAND                 CA      91786          360        352    271100.00    269371.92
1       7020126889  11160      VALLEY SPRI    STUDIO CITY            CA      91602          360        352    420000.00    417374.70
1       7020127101  4129      VENTURA CAN     SHERMAN OAKS           CA      91423          360        352    275500.00    273699.56
1       7020127424  853      RINCON LN        PALOS VERDES ESTATES   CA      90274          360        352    630000.00    625984.08
1       7020127663  2726      CARINA CT       WALNUT CREEK           CA      94598          360        352    574100.00    570615.90
1       7020128091  811      LOUISE DR        SUNNYVALE              CA      94087          360        352    369000.00    366716.04
1       7063530534  WATERSONG LN              WILTON                 CA      95693          357        271    250000.00    225439.13
1       7063535442  3509  CURLEW ST           DAVIS                  CA      95616          357        279    255000.00    237051.62
1       7063535756  8200  WINDING WAY         FAIR OAKS              CA      95628          360        282    400000.00    369656.67
1       7063540319  4139  ST ANSELM CT        FAIR OAKS              CA      95628          360        284    448000.00    417336.84
1       7063541275  11772S CARSON WAY         GOLD RIVER             CA      95670          360        285    256500.00    238733.32
1       7254937142  28468  CAYUSE LANE        RANCHO PALOS VERDES    CA      90275          360        284    280000.00    259837.01
1       7254939098  708  LEDO WAY             LOS ANGELES            CA      90049          360        284    960000.00    893789.65
1       7254948735  6414  ZUMA MESA ROAD      MALIBU                 CA      90265          360        286    242000.00    224854.56
1       7254989119  6453  GUERNSEY AVE        MALIBU                 CA      90265          360        289    480000.00    448287.54
1       7255018199  6620  SHERBOURNE DR       LOS ANGELES            CA      90056          360        291    292000.00    269901.31
1       7256755971  166  ASPEN OAK LANE       GLENDALE               CA      91207          360        338    679200.00    667351.47
1       7256820684  330  RIVERA ST            SAN FRANCISCO          CA      94116          360        341    524000.00    515637.98
1       7256824454  11  LOCHMOOR LN           NEWPORT BEACH          CA      92660          360        342    300000.00    295772.14
1       7256826376  2285  DUBOIS ST           MILPITAS               CA      95035          360        341    303200.00    297556.73
1       814752929   14  HILLCREST RD          TOWACO                 NJ      07082          360        284    296000.00    268737.64
1       815857230   4000  GRANADA BLVD        CORAL GABLES           FL      33146          360        291    345000.00    321040.77
1       817367097   52  PARLIN LN             WATCHUNG               NJ      07060          360        315    285000.00    273562.66
1       817771876   10704  TARA RD            POTOMAC                MD      20854          360        333    530000.00    518195.01
1       818004764   697  ELENA STREET         MORRO BAY              CA      93442          360        333    241775.00    236456.51
1       818007288   2877  OPAL COURT          SIMI VALLEY            CA      93063          360        332    263100.00    257284.25
1       818007775   14901  BESTOR BLVD        PACIFIC PALISADES      CA      90272          360        333    488000.00    477130.35
1       818053142   75  STAGECOACH RD         AVON                   CT      06001          360        332    345600.00    337960.83
1       818256059   27  TURNING MILL RD       NEW CANAAN             CT      06840          360        333   1000000.00    977726.24
1       818262925   2  SUMMERWIND DR          MUTTONTOWN             NY      11545          360        334    650000.00    628453.53
1       818263089   43  SUMMIT ROAD           PORT WASHINGTON        NY      11050          360        334    600000.00    587171.04
1       818269458   1081  HIGH STREET         DEDHAM                 MA      02026          360        334    472000.00    461907.99
1       818315798   403  ST RONAN STREET      NEW HAVEN              CT      06511          360        332    360000.00    351460.24
1       818319154   1732  EVENING BREEZE LN   TALLAHASSEE            FL      32312          360        336    323000.00    316899.07
1       7020125980  7.45000      0.45000   5/1/1999   2838.15     78.44        520000.00 Single Family Residence         Primary
1       7020126152  7.25000      0.25000   5/1/1999   1849.38     75.10        361000.00 Single Family Residence         Primary
1       7020126889  7.35000      0.35000   5/1/1999   2893.69     75.00        560000.00 Single Family Residence         Primary
1       7020127101  7.55000      0.55000   5/1/1999   1935.78     57.40        480000.00 Single Family Residence         Primary
1       7020127424  7.25000      0.25000   5/1/1999   4297.72     61.46       1025000.00 Single Family Residence         Primary
1       7020127663  7.50000      0.50000   5/1/1999   4014.20     79.96        718000.00 Single Family Residence         Primary
1       7020128091  7.40000      0.40000   5/1/1999   2554.89     63.08        585000.00 Single Family Residence         Primary
1       7063530534  7.50000      0.50000  11/1/1992   1763.94     73.53        340000.00 Single Family Residence         Primary
1       7063535442  7.62500      0.62500   7/1/1993   1816.55     76.58        333000.00 Single Family Residence         Primary
1       7063535756  7.37500      0.37500   7/1/1993   2762.70     80.00        500000.00 Single Family Residence         Primary
1       7063540319  7.87500      0.87500   9/1/1993   3248.31     77.91        575000.00 Single Family Residence         Primary
1       7063541275  7.62500      0.62500  10/1/1993   1815.49     90.00        285000.00 Single Family Residence         Primary
1       7254937142  7.50000      0.50000   9/1/1993   1957.81     80.00        350000.00 Single Family Residence         Primary
1       7254939098  7.75000      0.75000   9/1/1993   6877.56     91.43       1050000.00 Single Family Residence         Primary
1       7254948735  7.50000      0.50000  11/1/1993   1692.10     59.75        405000.00 Single Family Residence         Primary
1       7254989119  7.50000      0.50000   2/1/1994   3356.23     87.27        550000.00 Single Family Residence         Investor
1       7255018199  7.40000      0.40000   4/1/1994   2021.75     88.48        330000.00 Single Family Residence         Primary
1       7256755971  7.50000      0.50000   3/1/1998   4749.07     80.00        849000.00 Single Family Residence         Primary
1       7256820684  7.15000      0.25000   6/1/1998   3539.14     68.95        760000.00 Single Family Residence         Primary
1       7256824454  7.50000      0.50000   7/1/1998   2097.65     15.79       1900000.00 Single Family Residence         Primary
1       7256826376  7.25000      0.25000   6/1/1998   2068.36     80.00        379000.00 Single Family Residence         Primary
1       814752929   7.35000      0.35000   9/1/1993   2039.36     80.00        370000.00 Single Family Residence         Primary
1       815857230   7.35000      0.35000   4/1/1994   2376.96     75.00        460000.00 Single Family Residence         Primary
1       817367097   7.35000      0.35000   4/1/1996   1963.58     95.00        300000.00 Single Family Residence         Primary
1       817771876   7.37500      0.37500  10/1/1997   3660.58     70.67        750000.00 Single Family Residence         Primary
1       818004764   7.50000      0.50000  10/1/1997   1690.53     95.00        254500.00 Single Family Residence         Primary
1       818007288   7.62500      0.62500   9/1/1997   1862.21     79.97        329000.00 Single Family Residence         Primary
1       818007775   7.37500      0.37500  10/1/1997   3370.50     51.37        950000.00 Single Family Residence         Primary
1       818053142   7.62500      0.62500   9/1/1997   2446.14     80.00        432000.00 Single Family Residence         Primary
1       818256059   7.37500      0.37500  10/1/1997   6906.76     68.97       1450000.00 Single Family Residence         Primary
1       818262925   7.37500      0.37500  11/1/1997   4489.39     89.04        730000.00 Single Family Residence         Primary
1       818263089   7.37500      0.37500  11/1/1997   4144.06     80.00        750000.00 Single Family Residence         Primary
1       818269458   7.37500      0.37500  11/1/1997   3259.99     80.00        590000.00 Single Family Residence         Primary
1       818315798   7.25000      0.25000   9/1/1997   2455.84     78.26        460000.00 Single Family Residence         Primary
1       818319154   7.60000      0.60000   1/1/1998   2280.63     89.97        359000.00 Single Family Residence         Primary
1       7020125980  Purpose
1       7020126152  Purpose
1       7020126889  Cash-Out Refinance
1       7020127101  Cash-Out Refinance
1       7020127424  Cash-Out Refinance
1       7020127663  Purpose
1       7020128091  Cash-Out Refinance
1       7063530534  CN
1       7063535442  CN
1       7063535756  Rate/Term Refinance
1       7063540319  Rate/Term Refinance
1       7063541275  Purpose
1       7254937142  Purpose
1       7254939098  Purpose
1       7254948735  Purpose
1       7254989119  Purpose
1       7255018199  Purpose
1       7256755971  Purpose
1       7256820684  Rate/Term Refinance
1       7256824454  Cash-Out Refinance
1       7256826376  Purpose
1       814752929   Rate/Term Refinance
1       815857230   Cash-Out Refinance
1       817367097   Purpose
1       817771876   Rate/Term Refinance
1       818004764   Purpose
1       818007288   Purpose
1       818007775   Rate/Term Refinance
1       818053142   Purpose
1       818256059   Rate/Term Refinance
1       818262925   Purpose
1       818263089   Cash-Out Refinance
1       818269458   Purpose
1       818315798   Rate/Term Refinance
1       818319154   Purpose

1       818334914  233  EVERGREEN AVE          MILL VALLEY            CA      94942         360        333    282000.00    275865.20
1       818338352  127  LAKE ROAD              PORTOLA VALLEY         CA      94028         360        334    300000.00    293882.27
1       818338956  212  EVERETT STREET         PALO ALTO              CA      94301         360        334    430000.00    421020.79
1       818346280  608  HAWKSBILL IS DR        SATELLITE BEACH        FL      32937         360        339    300000.00    294879.35
1       818380040  3561  HUNTERS CIRCLE        NAPA                   CA      94558         360        332    265000.00    258859.59
1       818380214  501  NAVARRA DRIVE          SCOTTS VALLEY          CA      95066         360        333    300000.00    292068.63
1       818381279  1422  UNION STREET          ALAMEDA                CA      94501         360        332    305000.00    297932.73
1       818381782  9000  BROADWAY TER          OAKLAND                CA      94611         360        333    434700.00    425017.33
1       818408791  3324  SOUTHWESTERN BLVD     UNIVERSITY PARK        TX      75225         360        333    373200.00    365271.28
1       818420226  5512NWLAC LEMAN DRIVE       ISSAQUAH               WA      98027         360        332    357600.00    348028.34
1       818420804  7704  88TH PLACE SE         MERCER ISLAND          WA      98040         360        332    368100.00    357252.65
1       818421919  9110SE54TH STREET           MERCER ISLAND          WA      98040         360        333    250000.00    240097.51
1       818423030  8370  PONCE DE LEON RD      MIAMI                  FL      33143         360        333    538000.00    526569.97
1       818427023  14132  BERESFORD ROAD       BEVERLY HILLS          CA      90210         360        331   1000000.00    976484.09
1       818427197  4188  HIGH VALLEY RD        ENCINO                 CA      91436         360        331    945000.00    922777.52
1       818427593  3784  WINFORD DRIVE         LOS ANGELES            CA      91356         360        332    808900.00    791020.16
1       818429342  743  SAN FERNANDO PL        SAN DIEGO              CA      92109         360        332    271200.00    253658.75
1       818430472  1712  COLGATE CIRCLE        LA JOLLA               CA      92037         360        332    675000.00    383562.55
1       818430506  13175  CHELTENHAM DR        SHERMAN OAKS           CA      91423         360        333    243000.00    235799.88
1       818430860  1445  ALAMEDA PADRE SERRA   SANTA BARBARA          CA      93103         360        333    748000.00    723587.53
1       818431371  999S SAN RAFAEL AVE         PASADENA               CA      91105         360        332    975000.00    953448.95
1       818431488  10352  EL CAPITAN REAL RD   EL CAJON               CA      92021         360        332    300000.00    293210.17
1       818440604  3621  CORONADO DRIVE        FULLERTON              CA      92835         360        339    520000.00    501339.29
1       818442519  85  FOREST GLEN DR          WOODBRIDGE             CT      06525         360        333    300000.00    222694.21
1       818443202  3073  DONEE DIEGO DR        ESCONDIDO              CA      92025         360        334    260000.00    252932.51
1       818443244  39  SAINT RAPHAEL           LAGUNA NIGUEL          CA      92677         360        333    310400.00    299015.32
1       818443434  10110W LILAC ROAD           ESCONDIDO              CA      92026         360        333    284000.00    277966.27
1       818446361  3739  POE STREET            SAN DIEGO              CA      92107         360        334    288000.00    278832.01
1       818446668  19182  QUIETSANDS CIR       HUNTINGTON BEACH       CA      92648         360        333    390500.00    369170.59
1       818453490  70  WAVERLY OAKS            PALO ALTO              CA      94301         360        333    858750.00    838217.44
1       818453664  14142  LIDDICOAT DRIVE      LOS ALTOS HILLS        CA      94022         360        333    700000.00    684408.44
1       818454001  18  EGRET WAY               MILL VALLEY            CA      94941         360        334    850000.00    831825.33
1       818454118  10250  CROTHERS ROAD        SAN JOSE               CA      95127         360        333    303000.00    291530.59
1       818471211  11217  STEPHALEE LANE       ROCKVILLE              MD      20852         360        339    393000.00    386476.54
1       818471674  278  STAMFORD AVENUE        STAMFORD               CT      06902         360        340    353000.00    347164.50
1       818334914  7.50000      0.50000  10/1/1997   1971.79     64.83        435000.00 Single Family Residence         Primary
1       818338352  7.62500      0.62500  11/1/1997   2123.39     74.07        405000.00 Single Family Residence         Primary
1       818338956  7.50000      0.50000  11/1/1997   3006.63     72.27        595000.00 Single Family Residence         Primary
1       818346280  7.37500      0.37500   4/1/1998   2072.03     79.37        378000.00 Single Family Residence         Primary
1       818380040  7.37500      0.37500   9/1/1997   1830.29     77.03        344000.00 Single Family Residence         Primary
1       818380214  7.37500      0.37500  10/1/1997   2072.03     72.12        416000.00 Single Family Residence         Primary
1       818381279  7.37500      0.37500   9/1/1997   2106.56     71.76        425000.00 Single Family Residence         Primary
1       818381782  7.37500      0.37500  10/1/1997   3002.37     57.20        760000.00 Single Family Residence         Primary
1       818408791  7.62500      0.62500  10/1/1997   2641.49     75.39        495000.00 Single Family Residence         Primary
1       818420226  7.37500      0.37500   9/1/1997   2469.86     80.00        447000.00 Single Family Residence         Primary
1       818420804  7.50000      0.50000   9/1/1997   2573.81     88.70        415000.00 Single Family Residence         Primary
1       818421919  7.37500      0.37500  10/1/1997   1726.69     41.67        600000.00 Single Family Residence         Primary
1       818423030  7.62500      0.62500  10/1/1997   3807.94     79.47        677000.00 Single Family Residence         Primary
1       818427023  7.50000      0.50000   8/1/1997   6992.15     60.61       1650000.00 Single Family Residence         Primary
1       818427197  7.50000      0.50000   8/1/1997   6607.58     67.50       1400000.00 Single Family Residence         Primary
1       818427593  7.62500      0.62500   9/1/1997   5725.35     80.00       1011162.00 Single Family Residence         Primary
1       818429342  7.50000      0.50000   9/1/1997   1896.27     79.76        340000.00 Condominium                     Primary
1       818430472  7.50000      0.50000   9/1/1997   2745.54     71.05        950000.00 Single Family Residence         Primary
1       818430506  7.50000      0.50000  10/1/1997   1699.10     73.64        330000.00 Single Family Residence         Primary
1       818430860  7.50000      0.50000  10/1/1997   5230.13     80.00        935000.00 Single Family Residence         Primary
1       818431371  7.62500      0.62500   9/1/1997   6900.99     68.42       1425000.00 Single Family Residence         Primary
1       818431488  7.50000      0.50000   9/1/1997   2097.65     75.00        400000.00 Single Family Residence         Primary
1       818440604  7.50000      0.50000   4/1/1998   3635.92     67.97        765000.00 Single Family Residence         Primary
1       818442519  7.37500      0.37500  10/1/1997   2072.03     66.67        450000.00 Single Family Residence         Primary
1       818443202  7.62500      0.62500  11/1/1997   1840.27     80.00        325000.00 Single Family Residence         Primary
1       818443244  7.62500      0.62500  10/1/1997   2197.00     80.00        388000.00 Condominium                     Primary
1       818443434  7.62500      0.62500  10/1/1997   2010.14     80.00        355000.00 Single Family Residence         Primary
1       818446361  7.62500      0.62500  11/1/1997   2038.45     80.00        360000.00 Single Family Residence         Primary
1       818446668  7.45000      0.45000  10/1/1997   2717.08     71.65        545000.00 Single Family Residence         Primary
1       818453490  7.37500      0.37500  10/1/1997   5931.18     75.00       1145000.00 Single Family Residence         Primary
1       818453664  7.37500      0.37500  10/1/1997   4834.73     45.16       1550000.00 Single Family Residence         Primary
1       818454001  7.37500      0.37500  11/1/1997   5870.74     73.91       1150000.00 Single Family Residence         Primary
1       818454118  7.62500      0.62500  10/1/1997   2144.62     69.66        435000.00 Single Family Residence         Primary
1       818471211  7.50000      0.50000   4/1/1998   2747.92     58.22        675000.00 Single Family Residence         Primary
1       818471674  7.25000      0.25000   5/1/1998   2408.09     63.60        555000.00 Single Family Residence         Primary
1       818334914  Rate/Term Refinance
1       818338352  Cash-Out Refinance
1       818338956  Rate/Term Refinance
1       818346280  Purpose
1       818380040  Rate/Term Refinance
1       818380214  Purpose
1       818381279  Cash-Out Refinance
1       818381782  Rate/Term Refinance
1       818408791  Purpose
1       818420226  Purpose
1       818420804  Purpose
1       818421919  Cash-Out Refinance
1       818423030  Purpose
1       818427023  Rate/Term Refinance
1       818427197  Cash-Out Refinance
1       818427593  Purpose
1       818429342  Purpose
1       818430472  Purpose
1       818430506  Rate/Term Refinance
1       818430860  Purpose
1       818431371  Purpose
1       818431488  Rate/Term Refinance
1       818440604  Rate/Term Refinance
1       818442519  Purpose
1       818443202  Purpose
1       818443244  Purpose
1       818443434  Purpose
1       818446361  Purpose
1       818446668  Rate/Term Refinance
1       818453490  Purpose
1       818453664  Purpose
1       818454001  Purpose
1       818454118  Rate/Term Refinance
1       818471211  Rate/Term Refinance
1       818471674  Purpose

1       818472789  2517  FIVE POINTS RD        MARSHALL               VA      20115         360        340    466000.00    347788.60
1       818482499  5214  LOWER DRIVE           LAKE OSWEGO            OR      97035         360        333    253600.00    248212.17
1       818489155  683  VIA ESPIRITO SANTOS    CLAREMONT              CA      91711         360        333    400000.00    391501.91
1       818489205  546  16TH STREET            SANTA MONICA           CA      90402         360        333    731500.00    715957.61
1       818489866  526  19TH STREET            SANTA MONICA           CA      90402         360        333    850000.00    831067.49
1       818490211  227  16TH STREET            SANTA MONICA           CA      90402         360        333   1000000.00    977726.24
1       818490534  25122  BLACK HORSE LN       LAGUNA HILLS           CA      92653         360        333    544000.00    529444.41
1       818490690  6455  AVENIDA WILFREDO      LA JOLLA               CA      92037         360        333    321000.00    314180.34
1       818491151  2053  RIMCREST DRIVE        GLENDALE               CA      91207         360        333    596000.00    582453.85
1       818491326  1429  VIA CATALUNA          PALOS VERDES ESTATES   CA      90274         360        334    800000.00    782894.81
1       818530826  47  TOMPKINS ROAD           SCARSDALE              NY      10583         360        339    390000.00    383144.85
1       818531337  19N LANE                    KATONAH                NY      10541         360        336    391500.00    383821.39
1       818532251  7  LATHAM PKWY              CHELTENHAM             PA      19027         360        339    318750.00    313292.01
1       818542128  10294  DEMPSTER AVENUE      CUPERTINO              CA      95014         360        337    428800.00    400685.69
1       818542250  1432  RICHARDS AVENUE       SAN JOSE               CA      95125         360        337    400000.00    388152.33
1       818566184  7114  BREIGHTON CIR         ORANGE                 CA      92869         360        335    342000.00    334909.10
1       818568875  14712  STURNELLA WAY        VALLEY CENTER          CA      92082         360        336    265000.00    259920.71
1       818591679  17297  LOS MORROS           RANCHO SANTA FE        CA      92067         360        336    610000.00    586899.62
1       818591703  1201  SOMERSET LANE         NEWPORT BEACH          CA      92660         360        337    427500.00    419678.36
1       818599870  4  JULIA CONNORS DR         BURLINGTON             MA      01803         360        339    250000.00    245802.14
1       818603771  20  FRANKLIN DRIVE          FREEHOLD               NJ      07728         360        339    291000.00    285671.87
1       818608564  15  LAKE STREET             LEXINGTON              MA      02173         360        337    245000.00    240299.06
1       818609562  11  DIDIO DR                SWAMPSCOTT             MA      01407         360        337    300000.00    294511.11
1       818630709  4035  MARINER CIRCLE        WESTLAKE VILLAGE       CA      91361         360        337    580000.00    569388.25
1       818636631  5152  REDWILLOW LANE        LA CANADA FLINTRI      CA      91011         360        338    275190.00    258758.72
1       818655110  18  KESWICK DRIVE           GLEN MILLS             PA      19342         360        338    435000.00    427411.41
1       818655250  10  ACADEMY LANE            WAYNE                  PA      19087         360        338    288000.00    282854.41
1       818658213  471  NEVADA STREET          PARAMUS                NJ      07652         360        338    295000.00    279724.11
1       818658494  26N GATE ROAD               MENDHAM TOWNSHIP       NJ      07945         360        340    545000.00    525560.05
1       818659500  31  SPICE BUSH RD           KINNELON               NJ      07405         360        340    760000.00    748023.60
1       818659633  1132  WINDING DRIVE         CHERRY HILL            NJ      08003         360        340    515000.00    502864.35
1       818662116  241  COLUMBUS AVE           PALISADES PARK         NJ      07650         360        344    362250.00    357740.80
1       818662959  56      LENNOX RD           WAYNE                  NJ      07470         360        345    304200.00    300174.67
1       818663502  4       HOLLEY ST           MORRIS PLAINS          NJ      07950         360        345    260100.00    256546.53
1       818666299  24900  VIA VALMONTE         TORRANCE               CA      90505         360        343    408750.00    403059.16
1       818472789  7.50000      0.50000   5/1/1998   2536.20     73.97        630000.00 Single Family Residence         Primary
1       818482499  7.62500      0.62500  10/1/1997   1794.97     80.00        317000.00 Single Family Residence         Primary
1       818489155  7.62500      0.62500  10/1/1997   2831.18     80.00        500000.00 Single Family Residence         Primary
1       818489205  7.62500      0.62500  10/1/1997   5177.52     68.05       1075000.00 Single Family Residence         Primary
1       818489866  7.37500      0.37500  10/1/1997   5870.74     53.13       1600000.00 Single Family Residence         Primary
1       818490211  7.37500      0.37500  10/1/1997   6906.76     75.76       1320000.00 Single Family Residence         Primary
1       818490534  7.50000      0.50000  10/1/1997   3803.73     80.00        680000.00 Single Family Residence         Primary
1       818490690  7.62500      0.62500  10/1/1997   2272.02     75.53        425000.00 Single Family Residence         Primary
1       818491151  7.37500      0.37500  10/1/1997   4116.43     80.00        745000.00 Single Family Residence         Primary
1       818491326  7.37500      0.37500  11/1/1997   5525.41     78.05       1025000.00 Single Family Residence         Primary
1       818530826  7.20000      0.25000   4/1/1998   2647.28     75.00        520000.00 Single Family Residence         Primary
1       818531337  7.37500      0.37500   1/1/1998   2704.00     90.00        435000.00 Single Family Residence         Primary
1       818532251  7.44000      0.44000   4/1/1998   2215.67     75.53        422000.00 Single Family Residence         Primary
1       818542128  7.50000      0.50000   2/1/1998   2998.24     80.00        536000.00 Single Family Residence         Primary
1       818542250  7.50000      0.50000   2/1/1998   2796.86     74.77        535000.00 Single Family Residence         Primary
1       818566184  7.50000      0.50000  12/1/1997   2391.32     90.00        380000.00 Single Family Residence         Primary
1       818568875  7.50000      0.50000   1/1/1998   1852.92     70.67        375000.00 Single Family Residence         Primary
1       818591679  7.62500      0.62500   1/1/1998   4317.55     71.76        850000.00 Single Family Residence         Primary
1       818591703  7.50000      0.50000   2/1/1998   2989.15     75.00        570000.00 Single Family Residence         Primary
1       818599870  7.44000      0.44000   4/1/1998   1737.78     78.13        320000.00 Single Family Residence         Primary
1       818603771  7.62500      0.62500   4/1/1998   2059.68     73.67        395000.00 Single Family Residence         Primary
1       818608564  7.25000      0.25000   2/1/1998   1671.34     65.33        375000.00 Single Family Residence         Primary
1       818609562  7.50000      0.50000   2/1/1998   2097.65     79.37        378000.00 Single Family Residence         Primary
1       818630709  7.50000      0.50000   2/1/1998   4055.45     80.00        725000.00 Single Family Residence         Primary
1       818636631  7.25000      0.25000   3/1/1998   1877.29     59.18        465000.00 Single Family Residence         Primary
1       818655110  7.50000      0.50000   3/1/1998   3041.59     73.73        590000.00 Single Family Residence         Primary
1       818655250  7.37500      0.37500   3/1/1998   1989.15     80.00        360000.00 Single Family Residence         Primary
1       818658213  7.35000      0.35000   3/1/1998   2032.47     70.24        420000.00 Single Family Residence         Primary
1       818658494  7.46500      0.46500   5/1/1998   3797.67     66.79        816000.00 Single Family Residence         Primary
1       818659500  7.50000      0.50000   5/1/1998   5314.04     80.00        950000.00 Single Family Residence         Primary
1       818659633  7.50000      0.50000   5/1/1998   3600.96     72.03        715000.00 Single Family Residence         Primary
1       818662116  7.50000      0.50000   9/1/1998   2532.91     89.44        405000.00 2-Family                        Primary
1       818662959  7.25000      0.25000  10/1/1998   2075.19     90.00        338000.00 Single Family Residence         Primary
1       818663502  7.37500      0.37500  10/1/1998   1796.45     90.00        289000.00 Single Family Residence         Primary
1       818666299  7.25000      0.25000   8/1/1998   2788.40     75.00        545000.00 Single Family Residence         Primary
1       818472789  Rate/Term Refinance
1       818482499  Rate/Term Refinance
1       818489155  Purpose
1       818489205  Rate/Term Refinance
1       818489866  Cash-Out Refinance
1       818490211  Purpose
1       818490534  Rate/Term Refinance
1       818490690  Rate/Term Refinance
1       818491151  Purpose
1       818491326  Purpose
1       818530826  Rate/Term Refinance
1       818531337  Purpose
1       818532251  Cash-Out Refinance
1       818542128  Purpose
1       818542250  Cash-Out Refinance
1       818566184  Purpose
1       818568875  Rate/Term Refinance
1       818591679  Cash-Out Refinance
1       818591703  Purpose
1       818599870  Cash-Out Refinance
1       818603771  Rate/Term Refinance
1       818608564  Rate/Term Refinance
1       818609562  Cash-Out Refinance
1       818630709  Rate/Term Refinance
1       818636631  Rate/Term Refinance
1       818655110  Rate/Term Refinance
1       818655250  Rate/Term Refinance
1       818658213  Cash-Out Refinance
1       818658494  Rate/Term Refinance
1       818659500  Purpose
1       818659633  Rate/Term Refinance
1       818662116  Purpose
1       818662959  Purpose
1       818663502  Purpose
1       818666299  Purpose

1       818691289  3406W LINEBAUGH AVE         TAMPA                  FL      33618         360        340    568000.00    558901.61
1       818695348  3408  CEDAR FALLS LN        PLANO                  TX      75093         360        340    560000.00    550640.64
1       818698995  60      PLYMOUTH ST         MONTCLAIR              NJ      07042         360        345    376000.00    371409.11
1       818699118  2104  SHADOW BROOK DR       WALL                   NJ      07719         360        344    500000.00    493623.79
1       818699290  612  JEFFERSON ST           HOBOKEN                NJ      07030         360        343    429250.00    423415.69
1       818702938  100     WEST AVE            BEACH HAVEN            NJ      08008         360        344    261200.00    257868.98
1       818712028  6445    W 5TH ST            LOS ANGELES            CA      90048         360        342    300000.00    295669.12
1       818713455  13621  KICKAPOO TRAIL       LOCKPORT               IL      60441         360        338    463800.00    455882.23
1       818715435  3600  CASCO AVENUE          WAYZATA                MN      55391         360        339    325000.00    316615.86
1       818716045  853N MERRILL STREET         PARK RIDGE             IL      60068         360        340    318750.00    308435.58
1       818716821  339  LONGSPUR ROAD          HIGHLAND HEIGHTS       OH      44143         360        339    250200.00    246046.85
1       818721680  1015  DEANNA DRIVE          MENLO PARK             CA      94025         360        340    450000.00    442736.71
1       818723926  3016  RANSFORD CIRCLE       PACIFIC GROVE          CA      93950         360        340    300000.00    295157.76
1       818725624  20012  CHARTERS COURT       SARATOGA               CA      95070         360        340    275000.00    270453.95
1       818728404  99      RIDGE AVE           STATEN ISLAND          NY      10304         360        341    347000.00    341945.09
1       818728545  135  SECOND STREET          GARDEN CITY            NY      11550         360        340    346750.00    338945.85
1       818741811  966  PARKER DRIVE           PAWLEYS ISLAND         SC      29585         360        340    270000.00    262950.77
1       818746026  28  BUCKOUT ROAD            W HARRISON             NY      10604         360        340    450000.00    440934.96
1       818748634  38      WESLEY DR           EAST ROCKAWAY          NY      11578         360        346    300200.00    296870.98
1       818785396  17121  WOODSON VIEW LN      RAMONA                 CA      92065         360        340    261000.00    256127.55
1       818830440  70  HEATHER DR              EAST HILLS             NY      11576         360        343    550000.00    531742.14
1       818831026  141     THE CRESCENT        ROSLYN HEIGHTS         NY      11577         360        345    388000.00    383375.78
1       818834327  136     OLD VILLAGE LN      N ANDOVER              MA      01845         360        343    268000.00    263050.97
1       818835209  2811    DEEPWATER TRAIL     EDGEWATER              MD      21037         360        341   1170000.00   1152540.40
1       818858839  350  CR WEST                LEBANON                IN      46052         360        340    288000.00    187736.84
1       818908774  8324    STONES FERRY RD     INDIANAPOLIS           IN      46202         360        344    260000.00    256841.15
1       818910028  980     CORMAR DR           LAKE ZURICH            IL      60047         360        343    249700.00    246223.47
1       818933152  1240    SAN MATEO DR        MENLO PARK             CA      94025         360        341    380000.00    374191.36
1       818950438  503  1/2 POPPY AVE          NEWPORT BEACH          CA      92625         360        343    369200.00    364181.84
1       818980179  78645   DESCANSO LN         LA QUINTA              CA      92253         360        341    294000.00    289717.13
1       819001512  19      PERNA LN            STAMFORD               CT      06903         360        345    251250.00    248397.43
1       819010455  LOT     #1 DEAN RD          MARLBORO               MA      01752         360        342    278100.00    273810.32
1       819011941  41      ADAMS AVE           NEWTON                 MA      02465         360        345    245100.00    241152.60
1       819012139  LOT     7 MILLBROOK LN      BOLTON                 MA      01740         360        345    320465.00    316552.22
1       819012311  25      RONALD RD           ARLINGTON              MA      02474         360        346    300200.00    296871.02
1       818691289  7.50000      0.50000   5/1/1998   3971.54     80.00        710000.00 Single Family Residence         Primary
1       818695348  7.50000      0.50000   5/1/1998   3915.61     80.00        700000.00 Single Family Residence         Primary
1       818698995  7.25000      0.25000  10/1/1998   2564.99     80.00        470000.00 Single Family Residence         Primary
1       818699118  7.37500      0.37500   9/1/1998   3453.38     71.43        700000.00 Single Family Residence         Primary
1       818699290  7.37500      0.37500   8/1/1998   2964.73     66.04        650000.00 3-Family                        Primary
1       818702938  7.37500      0.37500   9/1/1998   1804.05     79.88        327000.00 Condominium                     Primary
1       818712028  7.37500      0.37500   7/1/1998   2072.03     75.00        400000.00 Single Family Residence         Primary
1       818713455  7.62500      0.62500   3/1/1998   3282.75     63.97        725000.00 Single Family Residence         Primary
1       818715435  7.50000      0.50000   4/1/1998   2272.45     69.89        465000.00 Single Family Residence         Primary
1       818716045  7.37500      0.37500   5/1/1998   2201.53     75.00        425000.00 Single Family Residence         Primary
1       818716821  7.50000      0.50000   4/1/1998   1749.44     70.28        356000.00 Single Family Residence         Primary
1       818721680  7.37500      0.37500   5/1/1998   3108.04     60.00        750000.00 Single Family Residence         Primary
1       818723926  7.37500      0.37500   5/1/1998   2072.03     76.92        390000.00 Condominium                     Primary
1       818725624  7.25000      0.25000   5/1/1998   1875.99     33.33        825000.00 Single Family Residence         Primary
1       818728404  7.62500      0.62500   6/1/1998   2456.05     70.10        495000.00 Single Family Residence         Primary
1       818728545  7.56300      0.56300   5/1/1998   2439.51     90.06        385000.00 Single Family Residence         Primary
1       818741811  7.37500      0.37500   5/1/1998   1864.83     46.55        580000.00 Single Family Residence         Second
1       818746026  7.62500      0.62500   5/1/1998   3185.08     41.86       1075000.00 Single Family Residence         Primary
1       818748634  7.37500      0.37500  11/1/1998   2073.41     95.00        316000.00 Single Family Residence         Primary
1       818785396  7.25000      0.25000   5/1/1998   1780.49     75.00        348000.00 Single Family Residence         Primary
1       818830440  7.50000      0.50000   8/1/1998   3845.68     62.86        875000.00 Single Family Residence         Primary
1       818831026  7.37500      0.37500  10/1/1998   2679.82     80.00        485000.00 Condominium                     Primary
1       818834327  7.62500      0.62500   8/1/1998   1896.89     77.68        345000.00 Single Family Residence         Primary
1       818835209  7.50000      0.50000   6/1/1998   8180.81     65.00       1800000.00 Single Family Residence         Primary
1       818858839  7.50000      0.50000   5/1/1998   2013.74     63.30        455000.00 Single Family Residence         Primary
1       818908774  7.62500      0.62500   9/1/1998   1840.27     77.61        335000.00 Single Family Residence         Primary
1       818910028  7.25000      0.25000   8/1/1998   1703.40     84.64        295000.00 Single Family Residence         Primary
1       818933152  7.37500      0.37500   6/1/1998   2624.57     34.55       1100000.00 Single Family Residence         Primary
1       818950438  7.37500      0.37500   8/1/1998   2549.98     79.91        462000.00 Condominium                     Primary
1       818980179  7.62500      0.62500   6/1/1998   2080.92     71.88        409000.00 Single Family Residence         Primary
1       819001512  7.62500      0.62500  10/1/1998   1778.34     75.00        335000.00 Single Family Residence         Primary
1       819010455  7.62500      0.62500   7/1/1998   1968.38     89.71        310000.00 Single Family Residence         Primary
1       819011941  7.62500      0.62500  10/1/1998   1734.81     93.91        261000.00 Single Family Residence         Primary
1       819012139  7.25000      0.25000  10/1/1998   2186.14     89.02        360000.00 Single Family Residence         Primary
1       819012311  7.37500      0.37500  11/1/1998   2073.41     93.81        320000.00 Single Family Residence         Primary
1       818691289  Purpose
1       818695348  Cash-Out Refinance
1       818698995  Purpose
1       818699118  Cash-Out Refinance
1       818699290  Rate/Term Refinance
1       818702938  Purpose
1       818712028  Rate/Term Refinance
1       818713455  Rate/Term Refinance
1       818715435  Cash-Out Refinance
1       818716045  Cash-Out Refinance
1       818716821  Rate/Term Refinance
1       818721680  Rate/Term Refinance
1       818723926  Purpose
1       818725624  Rate/Term Refinance
1       818728404  Rate/Term Refinance
1       818728545  Purpose
1       818741811  Rate/Term Refinance
1       818746026  Rate/Term Refinance
1       818748634  Purpose
1       818785396  Rate/Term Refinance
1       818830440  Cash-Out Refinance
1       818831026  Purpose
1       818834327  Rate/Term Refinance
1       818835209  Rate/Term Refinance
1       818858839  Purpose
1       818908774  Rate/Term Refinance
1       818910028  Purpose
1       818933152  Cash-Out Refinance
1       818950438  Purpose
1       818980179  Rate/Term Refinance
1       819001512  Rate/Term Refinance
1       819010455  Purpose
1       819011941  Purpose
1       819012139  Purpose
1       819012311  Purpose

1       819014846   11      JOY ST              BOSTON                 MA      02114        360        345    280000.00    276099.41
1       819025164   10820   NETHERLAND DR       DALLAS                 TX      75229        360        341    408000.00    401612.34
1       819025735   6540    CRESTPOINT DR       DALLAS                 TX      75240        360        342    363750.00    358623.70
1       819055880   261  78TH ST                BROOKLYN               NY      11209        360        344    313500.00    309597.67
1       819064650   4920    CLOVERDALE CT       LA PLATA               MD      20646        360        344    318400.00    314436.70
1       819065947   39      BRADLEY LN          SANDY HOOK             CT      06482        360        344    312300.00    308483.21
1       819072315   12      WOODHAVEN DR        ANDOVER                MA      01810        360        346    323100.00    319517.00
1       819169293   106     HIGHLAND AVE        BRANFORD               CT      06405        360        346    273750.00    270639.97
1       9159448399  688  MOANA WAY              PACIFICA               CA      94404        360        315    328000.00    314080.41
1       9159548917  1757  3RD ST                MANHATTAN BEACH        CA      90266        360        315    475000.00    457155.40
1       9159909275  311  BORA BORA WAY UNIT 3   LOS ANGELES            CA      90292        360        340    260800.00    256488.72
1       9159984351  30281  MALASPINA RD         SN JUN CPSTRN          CA      92675        360        339    900000.00    884330.31
1       9179471348  890  LINDA FLORA DR         LOS ANGELES            CA      90049        360        291    269000.00    236634.80
1       9179732442  413  38TH ST                NEWPORT BEACH          CA      92663        360        315    250000.00    240103.38
1       9190029174  441     COVENTRY PL         DANVILLE               CA      94506        360        339    440050.00    432678.22
1       9190131632  90069121ROYCE DR            LOS ANGELES            CA      91316        360        340    325000.00    320000.39
1       9190134909  7317  DUME DR               MALIBU                 CA      90265        360        340    712500.00    700142.94
1       9199113318  658  ALTAMIRA CT            VISTA                  CA      92083        360        315    256900.00    247248.75
1       9199249740  1107  SAN ANTONIO CREEK RD  SANTA BARBARA          CA      93111        360        315    425000.00    396965.25
1       9199258907  1940  FERN LN               GLENDALE               CA      91208        360        315    362000.00    348400.60
1       9199260523  10854  WIMER COUNTRY RD     LOS ANGELES            CA      91040        360        315    262500.00    252638.71
1       9199276453  LINCOLN 5 N 3RD E           CARMEL                 CA      93921        360        340    580000.00    569555.58
1       9199292385  27366  CHESHIRE LN          VALENCIA               CA      91354        360        315    240800.00    231732.69
1       9199709735  2264    N 39TH ST           MESA                   AZ      85205        360        340    450000.00    294817.91
2       12255790    6152    FERNWOOD DR         HUNTINGTON BEACH       CA      92648        360        341    289000.00    285180.54
2       12286860    1030  AGATE 14 ST           SAN DIEGO              CA      92109        360        340    500000.00    491586.92
2       12288767    12298  AVENIDA CONSENTIDO   SAN DIEGO              CA      92128        360        342    416000.00    411059.15
2       12297859    695  MARIN OAKS DR          NOVATO                 CA      94949        360        351    255000.00    253337.74
2       12306866    5925    N INDIAN TRAIL RD   TUCSON                 AZ      85750        360        341    430000.00    419548.23
2       12333969    542  VISTA MONTANA          CAMARILLO              CA      93010        360        344    488157.00    482467.71
2       12337770    29638   KIMBERLY DR         AGOURA HILLS           CA      91301        360        343    477000.00    471398.33
2       12353249    2336  VIA DEL AGUACATE      FALLBROOK              CA      92028        360        343    458490.00    453105.59
2       13043013    3580  CAMELIA ST            SEAL BEACH             CA      90740        360        340    250000.00    242341.97
2       13063425    28244  REY DE COPAS LN      MALIBU                 CA      90265        360        355    256500.00    255605.74
2       13372156    934-93  HUDSON              REDWOOD CITY           CA      94062        360        344    314400.00    310849.37
1       819014846   7.37500      0.37500  10/1/1998   1933.90     78.65        356000.00 Condominium                     Primary
1       819025164   7.25000      0.25000   6/1/1998   2783.28     74.18        550000.00 Single Family Residence         Primary
1       819025735   7.50000      0.50000   7/1/1998   2543.40     75.00        485000.00 Single Family Residence         Primary
1       819055880   7.50000      0.50000   9/1/1998   2192.04     75.00        418000.00 2-Family                        Primary
1       819064650   7.50000      0.50000   9/1/1998   2226.30     80.00        398000.00 Single Family Residence         Primary
1       819065947   7.62500      0.62500   9/1/1998   2210.45     88.72        352000.00 Single Family Residence         Primary
1       819072315   7.37500      0.37500  11/1/1998   2231.58     90.00        359000.00 Single Family Residence         Primary
1       819169293   7.25000      0.25000  11/1/1998   1867.46     75.00        365000.00 Single Family Residence         Primary
1       9159448399  7.62500      0.62500   4/1/1996   2321.57     80.00        410000.00 Single Family Residence         Primary
1       9159548917  7.62500      0.62500   4/1/1996   3362.03     70.06        678000.00 Single Family Residence         Primary
1       9159909275  7.25000      0.25000   5/1/1998   1779.12     82.79        315000.00 Condominium                     Primary
1       9159984351  7.25000      0.25000   4/1/1998   6139.59     75.00       1200000.00 Condominium                     Primary
1       9179471348  7.25000      0.25000   4/1/1994   1835.06     24.45       1100000.00 Single Family Residence         Primary
1       9179732442  7.62500      0.62500   4/1/1996   1769.49     72.46        345000.00 Single Family Residence         Primary
1       9190029174  7.50000      0.50000   4/1/1998   3076.90     89.99        489000.00 Single Family Residence         Primary
1       9190131632  7.62500      0.62500   5/1/1998   2300.33     43.92        740000.00 Single Family Residence         Primary
1       9190134909  7.37500      0.37500   5/1/1998   4921.07     75.00        950000.00 Single Family Residence         Primary
1       9199113318  7.62500      0.62500   4/1/1996   1818.33     75.56        340000.00 Single Family Residence         Primary
1       9199249740  7.62500      0.62500   4/1/1996   3008.13     57.43        740000.00 Single Family Residence         Primary
1       9199258907  7.62500      0.62500   4/1/1996   2562.22     79.56        455000.00 Single Family Residence         Primary
1       9199260523  7.62500      0.62500   4/1/1996   1857.96     75.00        350000.00 Single Family Residence         Primary
1       9199276453  7.50000      0.50000   5/1/1998   4055.45     80.00        725000.00 Single Family Residence         Second
1       9199292385  7.62500      0.62500   4/1/1996   1704.37     81.90        294000.00 Condominium                     Primary
1       9199709735  7.37500      0.37500   5/1/1998   2069.65     90.00        500000.00 Single Family Residence         Primary
2       12255790    8.12500      0.62500   6/1/1998   2145.82     79.18        365000.00 Condominium                     Investor
2       12286860    8.52500      1.02500   5/1/1998   3853.43     80.00        625000.00 4-Family                        Investor
2       12288767    8.37500      0.87500   7/1/1998   3161.90     89.85        463000.00 Single Family Residence         Primary
2       12297859    7.75000      0.25000   4/1/1999   1826.85     71.83        355000.00 Single Family Residence         Primary
2       12306866    7.87500      0.37500   6/1/1998   3117.80     82.69        520000.00 Single Family Residence         Primary
2       12333969    7.87500      0.37500   9/1/1998   3539.48     89.90        543000.00 Single Family Residence         Primary
2       12337770    8.12500      0.62500   8/1/1998   3541.71     90.00        530000.00 Single Family Residence         Primary
2       12353249    8.12500      0.62500   8/1/1998   3404.28     89.55        512000.00 Single Family Residence         Primary
2       13043013    8.25000      0.75000   5/1/1998   1878.17     70.03        357000.00 Single Family Residence         Primary
2       13063425    7.87500      0.37500   8/1/1999   1859.80     90.00        285000.00 Condominium                     Primary
2       13372156    8.00000      0.50000   9/1/1998   2306.96     80.00        393000.00 2-Family                        Investor
1       819014846   Purpose
1       819025164   Rate/Term Refinance
1       819025735   Purpose
1       819055880   Cash-Out Refinance
1       819064650   Rate/Term Refinance
1       819065947   Purpose
1       819072315   Purpose
1       819169293   Cash-Out Refinance
1       9159448399  Rate/Term Refinance
1       9159548917  Purpose
1       9159909275  Rate/Term Refinance
1       9159984351  Rate/Term Refinance
1       9179471348  Rate/Term Refinance
1       9179732442  Cash-Out Refinance
1       9190029174  Purpose
1       9190131632  Cash-Out Refinance
1       9190134909  Purpose
1       9199113318  Rate/Term Refinance
1       9199249740  Rate/Term Refinance
1       9199258907  Purpose
1       9199260523  Cash-Out Refinance
1       9199276453  Purpose
1       9199292385  Purpose
1       9199709735  Purpose
2       12255790    Rate/Term Refinance
2       12286860    Purpose
2       12288767    Purpose
2       12297859    Cash-Out Refinance
2       12306866    Rate/Term Refinance
2       12333969    Purpose
2       12337770    Purpose
2       12353249    Purpose
2       13043013    Cash-Out Refinance
2       13063425    Purpose
2       13372156    Purpose

2       13437710  52  N PORTOLA               SOUTH LAGUNA           CA      92677          360        341   1162500.00   1145970.75
2       13438676  22455   WHIRLAWAY CT        CANYON LAKE            CA      92587          360        342    494450.00    484623.73
2       13581384  30250  BEAVER CREEK LN      EVERGREEN              CO      80439          360        344    500000.00    494355.30
2       13657473  1426  MERRIMAN DR           GLENDALE               CA      91202          360        344    456200.00    450728.35
2       13661996  695  DELLWOOD               BOULDER                CO      80304          360        343    264640.00    261375.96
2       13662036  3030  3RD ST                BOULDER                CO      80303          360        343    319000.00    315160.59
2       13681168  20964  COLINA               TOPANGA                CA      90290          360        349    315000.00    312473.90
2       13681283  20950  COLINA               TOPANGA                CA      90290          360        349    260000.00    258009.89
2       13839766  372  WASHINGTON BLVD        FREMONT                CA      94539          360        342    481000.00    474542.04
2       13851316  200-20  44TH ST             MANHATTAN BEACH        CA      90266          360        343    335000.00    330766.00
2       13877279  5116  BIANCO CT             PLEASANTON             CA      94588          360        342    248900.00    245794.32
2       13942768  4216  TERRAZA DR            LOS ANGELES            CA      90008          360        348    400000.00    396820.73
2       13952841  2021  STATE ST              SANTA BARBARA          CA      93105          360        348    355000.00    352034.52
2       13960612  304  WHISMAN STATION DR     MOUNTAIN VIEW          CA      94043          360        343    247400.00    244348.58
2       14098529  10614  BRADBURY RD          LOS ANGELES            CA      90064          360        344    495000.00    489626.82
2       14562169  544  GRAND AVE 545 4TH LN   SOUTH SAN FRANCISCO    CA      94080          360        343    326250.00    322126.66
2       15132608  7290  E BUCKHORN TRAIL      SCOTTSDALE             AZ      85255          360        356    464355.00    462475.38
2       15173396  1514  N CRESCENT HEIGHTS B  LOS ANGELES            CA      90046          360        353    300000.00    298598.17
2       15176068  1023  CACIQUE ST            SANTA BARBARA          CA      93103          360        344    375000.00    366027.23
2       15185044  432  VIA ALMAR              PALOS VERDES ESTATES   CA      90274          360        355    400000.00    398739.41
2       15185648  3111  S RIDGE POINT DR      DIAMOND BAR AREA       CA      91765          360        356    384000.00    382932.47
2       15186042  20350  VIA SANLUCAR         YORBA LINDA            CA      92887          360        358    380000.00    379488.35
2       15188386  806-80  25TH AVE            SAN FRANCISCO          CA      94121          360        344    338000.00    333992.57
2       15201858  6724  DEHESA RD             EL CAJON               CA      92019          360        350    272000.00    268062.24
2       15313521  423  PAGE MILL RD           PALO ALTO              CA      94306          360        349    266000.00    263919.01
2       15313992  1084  S MARY AVE            SUNNYVALE              CA      94087          360        350    332000.00    329704.30
2       15320310  11046  CEDAR CREEK DR       RANCHO CUCAMONGA       CA      91737          360        352    318150.00    315567.56
2       15357635  2438  MANHATTAN AVE         HERMOSA BEACH          CA      90254          360        353    395000.00    393010.26
2       15363344  101-10  WILLARD NORTH ST    SAN FRANCISCO          CA      94118          360        344    350000.00    343593.56
2       15491285  8702  LANKMARK CIRCLE       REDDING                CA      96001          360        348    300000.00    297367.01
2       15502974  27817  SWEETWATER LN        VALENCIA               CA      91355          360        356    252000.00    251299.46
2       15573314  10625  FALCON RIMPOINT      SAN DIEGO              CA      92131          360        348    257000.00    254663.03
2       15575061  3975  LA CRESTA WAY         BONITA                 CA      91902          360        351    280000.00    278174.80
2       15594864  26632  DAPPLE GREY ST       LAGUNA HILLS           CA      92653          360        350    444000.00    440929.92
2       15643133  101  LOMBARD ST UNIT 510-   SAN FRANCISCO          CA      94111          360        345    258000.00    255278.60
2       13437710  7.75000      0.25000   6/1/1998   8328.29     75.00       1550000.00 Single Family Residence         Primary
2       13438676  8.00000      0.50000   7/1/1998   3628.10     89.90        550000.00 Single Family Residence         Primary
2       13581384  8.00000      0.50000   9/1/1998   3668.82     86.96        575000.00 Single Family Residence         Primary
2       13657473  7.75000      0.25000   9/1/1998   3268.27     86.08        530000.00 Single Family Residence         Primary
2       13661996  7.87500      0.37500   8/1/1998   1918.82     79.95        331000.00 Single Family Residence         Investor
2       13662036  8.00000      0.50000   8/1/1998   2340.71     79.75        400000.00 Single Family Residence         Investor
2       13681168  7.75000      0.25000   2/1/1999   2256.70     70.00        450000.00 Single Family Residence         Primary
2       13681283  8.25000      0.75000   2/1/1999   1953.29     65.00        400000.00 Single Family Residence         Investor
2       13839766  7.75000      0.25000   7/1/1998   3445.94     75.51        637000.00 4-Family                        Primary
2       13851316  7.75000      0.25000   8/1/1998   2399.98     63.21        530000.00 2-Family                        Primary
2       13877279  8.12500      0.62500   7/1/1998   1848.08     79.97        311223.00 Single Family Residence         Investor
2       13942768  8.25000      0.75000   1/1/1999   3005.07     80.00        500000.00 Single Family Residence         Primary
2       13952841  8.00000      0.50000   1/1/1999   2604.86     64.55        550000.00 Single Family Residence         Primary
2       13960612  7.87500      0.37500   8/1/1998   1793.82     76.12        325000.00 Condominium                     Investor
2       14098529  8.25000      0.75000   9/1/1998   3718.77     90.00        550000.00 Single Family Residence         Primary
2       14562169  7.75000      0.25000   8/1/1998   2337.29     75.00        435000.00 2-Family                        Primary
2       15132608  8.00000      0.50000   9/1/1999   3407.27     88.96        522000.00 Single Family Residence         Primary
2       15173396  8.12500      0.62500   6/1/1999   2227.48     61.86        485000.00 Single Family Residence         Investor
2       15176068  7.75000      0.25000   9/1/1998   2686.55     75.00        500000.00 2-Family                        Primary
2       15185044  8.37500      0.87500   8/1/1999   3040.29     44.44        900000.00 Single Family Residence         Primary
2       15185648  7.87500      0.37500   9/1/1999   2784.27     73.14        525000.00 Single Family Residence         Primary
2       15186042  8.00000      0.50000  11/1/1999   2788.31     60.65        626500.00 Single Family Residence         Primary
2       15188386  7.75000      0.25000   9/1/1998   2421.47     54.08        625000.00 2-Family                        Primary
2       15201858  7.75000      0.25000   3/1/1999   1948.64     69.74        390000.00 Single Family Residence         Primary
2       15313521  7.87500      0.37500   2/1/1999   1928.68     69.09        385000.00 Single Family Residence         Investor
2       15313992  8.00000      0.50000   3/1/1999   2436.10     71.40        465000.00 Single Family Residence         Primary
2       15320310  7.75000      0.25000   5/1/1999   2279.27     94.97        335000.00 Single Family Residence         Primary
2       15357635  7.75000      0.25000   6/1/1999   2829.83     50.97        775000.00 Single Family Residence         Primary
2       15363344  7.75000      0.25000   9/1/1998   2507.44     70.00        500000.00 2-Family                        Investor
2       15491285  7.75000      0.25000   1/1/1999   2149.23     66.67        450000.00 Single Family Residence         Primary
2       15502974  7.87500      0.37500   9/1/1999   1827.17     90.00        280000.00 Single Family Residence         Primary
2       15573314  7.75000      0.25000   1/1/1999   1841.18     73.43        350000.00 Single Family Residence         Primary
2       15575061  7.75000      0.25000   4/1/1999   2005.95     50.91        550000.00 Single Family Residence         Primary
2       15594864  8.00000      0.50000   3/1/1999   3257.91     79.71        557000.00 Single Family Residence         Primary
2       15643133  8.00000      0.50000  10/1/1998   1893.11     80.00        322500.00 Condominium                     Investor
2       13437710  Purpose
2       13438676  Rate/Term Refinance
2       13581384  Purpose
2       13657473  Rate/Term Refinance
2       13661996  Purpose
2       13662036  Purpose
2       13681168  Cash-Out Refinance
2       13681283  Cash-Out Refinance
2       13839766  Rate/Term Refinance
2       13851316  Cash-Out Refinance
2       13877279  Purpose
2       13942768  Cash-Out Refinance
2       13952841  Cash-Out Refinance
2       13960612  Purpose
2       14098529  Purpose
2       14562169  Purpose
2       15132608  Purpose
2       15173396  Purpose
2       15176068  Cash-Out Refinance
2       15185044  Cash-Out Refinance
2       15185648  Purpose
2       15186042  Purpose
2       15188386  Purpose
2       15201858  Rate/Term Refinance
2       15313521  Rate/Term Refinance
2       15313992  Cash-Out Refinance
2       15320310  Purpose
2       15357635  Cash-Out Refinance
2       15363344  Cash-Out Refinance
2       15491285  Cash-Out Refinance
2       15502974  Purpose
2       15573314  Rate/Term Refinance
2       15575061  Cash-Out Refinance
2       15594864  Rate/Term Refinance
2       15643133  Purpose

2       16363269  781  SPRUCE ST              BERKELEY               CA      94707          360        353    250000.00    248802.05
2       16451379  809  PINE ST                BOULDER                CO      80302          360        351    400000.00    396733.79
2       16453128  1460  PATTON DR             BOULDER                CO      80303          360        356    330000.00    329082.60
2       16454696  10385  SAILOR CT            LONGMONT               CO      80501          360        355    650000.00    647676.36
2       16585622  1329-  1333 MASONIC AVE     SAN FRANCISCO          CA      94117          360        350    490000.00    484657.03
2       16663536  2321  E LAS OLAS BLVD       FT LAUDERDALE          FL      33301          360        348    268000.00    265742.62
2       16664252  965  CRESTVIEW CIRCLE       WESTON                 FL      33327          360        348    327600.00    324794.73
2       16676124  4874  COMMONWEALTH DR       SARASOTA               FL      34242          360        348    275000.00    272586.41
2       16678195  414     140TH AVE E         MADEIRA BEACH          FL      33708          360        348    324000.00    321093.88
2       16738320  2670  OAK TREE CIRCLE       FT LAUDERDALE          FL      33316          360        355    247000.00    246117.01
2       16741373  16275  WINDPIPER RD         POWAY                  CA      92064          360        357    500000.00    499012.12
2       16741530  2178  NW 138 TERRACE        PEMBROKE PINES         FL      33028          360        357    271579.00    271014.61
2       16749905  3916  LOUIS RD              PALO ALTO              CA      94303          360        357    540800.00    539647.51
2       16753675  14121  VAI BROTHERS DR      RANCHO CUCAMONGA       CA      91730          360        354    251320.00    249849.38
2       16755498  6111  NORTHSTAR PL          RANCHO CUCAMONG        CA      91701          360        356    261155.00    260464.70
2       16785198  2046  TIERRA REJADA RD      MOORPARK               CA      93021          360        353    300000.00    298598.11
2       16842874  13327  MESA BLUFF CT        CHINO HILLS            CA      91709          360        349    267900.00    265751.61
2       16858250  554  VENTURA STREE          SAN MATEO              CA      94403          360        349    300000.00    297643.57
2       16861056  18  EASTWOOD CT             OAKLAND                CA      94611          360        349    276000.00    273840.73
2       16916488  1070  FORDAM LN             NORTH WOODMERE         NY      11598          360        356    400050.00    399294.28
2       16918492  286  ASHROKEN AVE           NORTHPORT              NY      11768          360        355    250000.00    249106.29
2       16931354  879     E 26TH ST           BROOKLYN               NY      11210          360        351    297000.00    295064.08
2       16932535  8  DALY RD                  FAR HILLS              NJ      07931          360        349    650000.00    396617.07
2       16932865  26      WYCKOFF ST          BROOKLYN               NY      11201          360        349    575000.00    570718.91
2       16933012  663  TREASURE CIRCLE LOT    WEBSTER                NY      14580          360        348    305000.00    302323.00
2       16944399  179  CONNECTICUT AVE        GREENWICH              CT      06830          360        348    329000.00    326112.35
2       16944795  5  POWDERHOUSE LN           NANTUCKET              MA      02554          360        348    400000.00    396658.53
2       16951683  60  SARATOGA DR             JERICHO                NY      11753          360        356    300000.00    299207.07
2       16958035  15  NATHAN DR               TOWACO                 NJ      07082          360        353    385000.00    383060.62
2       16961468  15  BRIANT PKWY             SUMMIT                 NJ      07075          360        358    254400.00    254098.52
2       16962078  230  ANDOVER RD             SPARTA                 NJ      07871          360        357    256405.00    255947.59
2       16968034  25  RIVERVIEW TERRACE       SMITHTOWN              NY      11787          360        350    391500.00    388724.72
2       16968265  55  BOONTON AVE             MONTVILLE              NJ      07045          360        350    417000.00    413159.14
2       16968307  3  S ELBERON SQUARE         ELBERON                NJ      07740          360        352    350000.00    348028.25
2       16968687  200  OLD PALISADE RD        FORT LEE               NJ      07024          360        350    262500.00    260729.56
2       16363269  8.00000      0.50000   6/1/1999   1834.41     60.24        415000.00 Single Family Residence         Investor
2       16451379  7.87500      0.37500   4/1/1999   2900.28     47.06        850000.00 Single Family Residence         Primary
2       16453128  7.87500      0.37500   9/1/1999   2392.73     75.86        435000.00 Single Family Residence         Primary
2       16454696  7.75000      0.25000   8/1/1999   4656.68     69.52        935000.00 Single Family Residence         Primary
2       16585622  7.75000      0.25000   3/1/1999   3510.42     70.00        700000.00 4-Family                        Investor
2       16663536  8.00000      0.50000   1/1/1999   1966.49     80.00        335000.00 Single Family Residence         Investor
2       16664252  7.87500      0.37500   1/1/1999   2375.33     87.36        375000.00 Single Family Residence         Primary
2       16676124  7.75000      0.25000   1/1/1999   1970.13     60.44        455000.00 Single Family Residence         Primary
2       16678195  7.75000      0.25000   1/1/1999   2321.18     92.57        350000.00 Single Family Residence         Primary
2       16738320  7.75000      0.25000   8/1/1999   1769.54     95.00        260000.00 Single Family Residence         Primary
2       16741373  8.12500      0.62500  10/1/1999   3712.49     53.76        930000.00 Single Family Residence         Primary
2       16741530  7.87500      0.37500  10/1/1999   1969.14     94.96        286000.00 Single Family Residence         Primary
2       16749905  7.75000      0.25000  10/1/1999   3874.36     80.00        676000.00 Single Family Residence         Primary
2       16753675  7.75000      0.25000   7/1/1999   1800.49     89.76        280000.00 Single Family Residence         Primary
2       16755498  8.12500      0.62500   9/1/1999   1939.07     94.97        275000.00 Single Family Residence         Primary
2       16785198  8.12500      0.62500   6/1/1999   2227.49     68.18        440000.00 Single Family Residence         Investor
2       16842874  7.75000      0.25000   2/1/1999   1919.27     95.00        282000.00 Single Family Residence         Primary
2       16858250  7.87500      0.37500   2/1/1999   2175.21     62.50        480000.00 Single Family Residence         Investor
2       16861056  7.87500      0.37500   2/1/1999   2001.19     71.13        388000.00 Single Family Residence         Primary
2       16916488  9.75000      2.25000   9/1/1999   3437.05     89.90        445000.00 Single Family Residence         Primary
2       16918492  7.75000      0.25000   8/1/1999   1791.03     62.50        400000.00 Single Family Residence         Primary
2       16931354  7.75000      0.25000   4/1/1999   2127.73     90.00        330000.00 Single Family Residence         Primary
2       16932535  7.75000      0.25000   2/1/1999   2864.39     46.43       1400000.00 Single Family Residence         Primary
2       16932865  8.12500      0.62500   2/1/1999   4269.36     67.25        855000.00 3-Family                        Primary
2       16933012  7.75000      0.25000   1/1/1999   2185.06     71.93        424000.00 Single Family Residence         Primary
2       16944399  7.75000      0.25000   1/1/1999   2357.00     86.58        380000.00 Single Family Residence         Primary
2       16944795  8.00000      0.50000   1/1/1999   2935.06     76.19        525000.00 2-Family                        Investor
2       16951683  8.12500      0.62500   9/1/1999   2227.48     78.53        382000.00 Single Family Residence         Primary
2       16958035  7.75000      0.25000   6/1/1999   2758.19     53.10        725000.00 Single Family Residence         Primary
2       16961468  8.62500      1.12500  11/1/1999   1978.70     80.00        318000.00 Single Family Residence         Investor
2       16962078  8.62500      1.12500  10/1/1999   1994.29     94.96        270000.00 Single Family Residence         Primary
2       16968034  7.87500      0.37500   3/1/1999   2838.65     75.00        522000.00 Single Family Residence         Primary
2       16968265  7.75000      0.25000   3/1/1999   2987.44     93.92        444000.00 Single Family Residence         Primary
2       16968307  7.87500      0.37500   5/1/1999   2537.74     58.33        600000.00 Single Family Residence         Primary
2       16968687  8.12500      0.62500   3/1/1999   1949.06     72.92        360000.00 Condominium                     Primary
2       16363269  Cash-Out Refinance
2       16451379  Cash-Out Refinance
2       16453128  Purpose
2       16454696  Purpose
2       16585622  Rate/Term Refinance
2       16663536  Purpose
2       16664252  Purpose
2       16676124  Cash-Out Refinance
2       16678195  Purpose
2       16738320  Purpose
2       16741373  Purpose
2       16741530  Purpose
2       16749905  Purpose
2       16753675  Purpose
2       16755498  Purpose
2       16785198  Purpose
2       16842874  Purpose
2       16858250  Cash-Out Refinance
2       16861056  Cash-Out Refinance
2       16916488  Purpose
2       16918492  Purpose
2       16931354  Rate/Term Refinance
2       16932535  Cash-Out Refinance
2       16932865  Cash-Out Refinance
2       16933012  Purpose
2       16944399  Rate/Term Refinance
2       16944795  Purpose
2       16951683  Purpose
2       16958035  Rate/Term Refinance
2       16961468  Purpose
2       16962078  Purpose
2       16968034  Purpose
2       16968265  Purpose
2       16968307  Cash-Out Refinance
2       16968687  Purpose

2       16968844  1485  PALISADES AVE         FORT LEE               NJ      07024          360        351    384750.00    382363.63
2       16969362  771  TALL OAKS DR           BRICK                  NJ      08723          360        350    270000.00    268086.02
2       17641739  641  SECOR RD               HARTSDALE              NY      10530          360        353    263100.00    261774.69
2       17653296  4408  INTRACOASTAL DR       HIGHLAND BEACH         FL      33487          360        349   1406250.00   1394972.75
2       17659095  31A  MARWOOD RD N           PORT WASHINGTON        NY      11050          360        357    367500.00    366736.28
2       17660705  12  CHESTER AVE             STEWART MANOR          NY      11530          360        357    310000.00    309387.53
2       17661661  667  DUNE RD                WESTHAMPTON DUNES      NY      11978          360        353    336000.00    334349.17
2       17689563  2870  NE 35TH ST            FT LAUDERDALE          FL      33306          360        347    280000.00    277393.98
2       17704685  10  OLD SHORE RD            FALMOUTH               MA      02540          360        355    248000.00    247177.83
2       17706755  5  OLD BARN RD              DUXBURY                MA      02231          360        356    356250.00    355246.37
2       17707522  63  WEBCOWET RD             ARLINGTON              MA      02474          360        357    359100.00    358372.32
2       17707753  25  CHARLES ST              HINGHAM                MA      02043          360        356    434000.00    432762.83
2       17730839  3405    BORDEAUX PL         PLEASANTON             CA      94566          360        355    421630.00    418090.29
2       17738931  45  NEVIN ST                WEYMOUTH               MA      02190          360        357    312750.00    312100.07
2       17748948  606  & 608 S IDAHO ST       SAN MATEO              CA      94402          360        346    368000.00    364299.07
2       17752817  8307  HICKORY CREEK DR      AUSTIN                 TX      78735          360        356    650000.00    648366.96
2       17764747  2222  WINTON TERRACE        FORT WORTH             TX      76109          360        353    287000.00    285589.89
2       17879784  3364  S LUCILE LN           LAFAYETTE              CA      94549          360        346    287200.00    284239.83
2       17971318  12  PHLOX LN                ACTON                  MA      01720          360        348    300000.00    297367.01
2       17972282  192  GREAT MARSH RD         CENTERVILLE            MA      02632          360        348    333000.00    329530.47
2       17982588  599  HEATH ST               CHESTNUT HILL          MA      02467          360        349    259000.00    256398.52
2       17991738  105  WALTHAM ST             NEWTON                 MA      02465          360        349    300000.00    297652.95
2       18189084  1430  NEWPORTER WAY         NEWPORT BEACH          CA      92660          360        352    250000.00    248556.09
2       18200931  23749   VIA HELINA          SANTA CLARITA          CA      91355          360        348    295000.00    292655.41
2       18221838  149-44  12TH RD             WHITESTONE             NY      11357          360        357    300000.00    299407.28
2       18241810  1751  MONTE VISTA DR        VISTA                  CA      92084          360        351    350000.00    347774.52
2       18245696  933  SUMMER HOLLY LN        ENCINITAS              CA      92024          360        352    350000.00    347978.57
2       18363382  90  ANJOU                   NEWPORT COAST          CA      92657          360        347    258800.00    256331.27
2       18386318  1224  LOCKHAVEN WAY         SAN JOSE               CA      95129          360        349    339500.00    336843.95
2       18639880  1322  S SIERRA BONITA AVEN  LOS ANGELES            CA      90019          360        348    313500.00    310881.14
2       18640300  948  S WALNUT AVE           SAN DIMAS              CA      91773          360        349    497000.00    493111.79
2       18645432  38  PATRICK WAY             HALF MOON BAY          CA      94019          360        348    243750.00    241662.72
2       18651646  6000  NW 96TH WAY           PARKLAND               FL      33076          360        349    327750.00    325185.90
2       18666909  1507  SW 143 PL             MIAMI                  FL      33175          360        352    254000.00    252438.42
2       18688606  61  BOB HILL RD             RIDGEFIELD             CT      06877          360        356    280000.00    279125.89
2       16968844  8.00000      0.50000   4/1/1999   2823.16     95.00        405000.00 Single Family Residence         Primary
2       16969362  7.87500      0.37500   3/1/1999   1957.69     90.00        300000.00 Single Family Residence         Primary
2       17641739  7.75000      0.25000   6/1/1999   1884.88     94.98        277000.00 Single Family Residence         Primary
2       17653296  7.75000      0.25000   2/1/1999  10074.55     72.12       1950000.00 Single Family Residence         Primary
2       17659095  7.87500      0.37500  10/1/1999   2664.63     75.00        490000.00 2-Family                        Primary
2       17660705  8.12500      0.62500  10/1/1999   2301.74     88.83        349000.00 Single Family Residence         Primary
2       17661661  7.87500      0.37500   6/1/1999   2436.23     80.00        420000.00 Single Family Residence         Investor
2       17689563  7.87500      0.37500  12/1/1998   2030.19     80.00        350000.00 Single Family Residence         Investor
2       17704685  8.12500      0.62500   8/1/1999   1841.39     80.00        310000.00 Single Family Residence         Primary
2       17706755  8.00000      0.50000   9/1/1999   2614.04     95.00        375000.00 Single Family Residence         Primary
2       17707522  8.00000      0.50000  10/1/1999   2634.95     89.78        400000.00 2-Family                        Primary
2       17707753  7.75000      0.25000   9/1/1999   3109.23     75.87        572000.00 Single Family Residence         Primary
2       17730839  7.75000      0.25000   8/1/1999   3020.61     89.90        469000.00 Single Family Residence         Primary
2       17738931  7.87500      0.37500  10/1/1999   2267.65     75.00        417000.00 Single Family Residence         Primary
2       17748948  7.87500      0.37500  11/1/1998   2668.26     80.00        460000.00 2-Family                        Investor
2       17752817  8.37500      0.87500   9/1/1999   4940.47     56.52       1150000.00 Single Family Residence         Primary
2       17764747  7.87500      0.37500   6/1/1999   2080.95     70.00        410000.00 Single Family Residence         Primary
2       17879784  7.75000      0.25000  11/1/1998   2057.54     80.00        359000.00 Single Family Residence         Investor
2       17971318  7.75000      0.25000   1/1/1999   2149.23     92.02        326000.00 Single Family Residence         Primary
2       17972282  7.87500      0.37500   1/1/1999   2414.48     74.00        450000.00 Single Family Residence         Primary
2       17982588  7.87500      0.37500   2/1/1999   1877.93     70.00        370000.00 Single Family Residence         Investor
2       17991738  7.87500      0.37500   2/1/1999   2175.21     65.93        455000.00 Single Family Residence         Investor
2       18189084  7.75000      0.25000   5/1/1999   1791.03     35.21        710000.00 Single Family Residence         Primary
2       18200931  8.25000      0.75000   1/1/1999   2216.23     89.39        330000.00 Single Family Residence         Primary
2       18221838  8.12500      0.62500  10/1/1999   2227.49     67.42        445000.00 Single Family Residence         Primary
2       18241810  7.87500      0.37500   4/1/1999   2537.73     70.00        500000.00 Single Family Residence         Investor
2       18245696  7.75000      0.25000   5/1/1999   2507.44     58.33        600000.00 Single Family Residence         Primary
2       18363382  7.75000      0.25000  12/1/1998   1854.07     79.63        325000.00 Condominium                     Investor
2       18386318  7.87500      0.37500   2/1/1999   2461.61     70.00        485000.00 Single Family Residence         Primary
2       18639880  8.00000      0.50000   1/1/1999   2300.35     95.00        330000.00 Single Family Residence         Primary
2       18640300  7.87500      0.37500   2/1/1999   3603.59     71.00        700000.00 Single Family Residence         Primary
2       18645432  7.87500      0.37500   1/1/1999   1767.36     75.00        325000.00 Single Family Residence         Primary
2       18651646  7.87500      0.37500   2/1/1999   2376.41     93.64        350000.00 Single Family Residence         Primary
2       18666909  7.75000      0.25000   5/1/1999   1819.69     92.36        275000.00 Single Family Residence         Primary
2       18688606  8.00000      0.50000   9/1/1999   2054.54     80.00        350000.00 Single Family Residence         Primary
2       16968844  Rate/Term Refinance
2       16969362  Purpose
2       17641739  Purpose
2       17653296  Purpose
2       17659095  Cash-Out Refinance
2       17660705  Purpose
2       17661661  Purpose
2       17689563  Purpose
2       17704685  Rate/Term Refinance
2       17706755  Purpose
2       17707522  Purpose
2       17707753  Rate/Term Refinance
2       17730839  Purpose
2       17738931  Cash-Out Refinance
2       17748948  Purpose
2       17752817  Cash-Out Refinance
2       17764747  Cash-Out Refinance
2       17879784  Purpose
2       17971318  Purpose
2       17972282  Cash-Out Refinance
2       17982588  Cash-Out Refinance
2       17991738  Cash-Out Refinance
2       18189084  Cash-Out Refinance
2       18200931  Rate/Term Refinance
2       18221838  Purpose
2       18241810  Rate/Term Refinance
2       18245696  Cash-Out Refinance
2       18363382  Purpose
2       18386318  Cash-Out Refinance
2       18639880  Purpose
2       18640300  Rate/Term Refinance
2       18645432  Cash-Out Refinance
2       18651646  Purpose
2       18666909  Rate/Term Refinance
2       18688606  Purpose

2       18713859  14  SARAH DR                DIX HILLS              NY      11746          360        356    295000.00    294159.05
2       18713883  41  REVERE RD               PORT WASHINGTON        NY      11050          360        356    300000.00    299186.76
2       18717504  42  LA SERENA CT            ALAMO                  CA      94507          360        349    504000.00    500056.97
2       18764944  947     DORCEY              INCLINE VILLAGE        NV      89450          360        348    310000.00    307345.41
2       18765297  365  SKIDDER TRAIL          TRUCKEE                CA      96161          360        348    768000.00    761259.30
2       18825133  306  DAHLIA AVE             NEWPORT BEACH          CA      92625          360        348    472800.00    468751.38
2       18827337  1357-1  S STANLEY AVE       LOS ANGELES            CA      90019          360        348    319900.00    315265.95
2       18846873  15  HIDDEN LAKE DR          RENO                   NV      89511          360        351    650000.00    645762.84
2       18855213  31  SANTA BARBARA DR        RANCHO PALOS VERDES    CA      90275          360        352    281500.00    279874.18
2       18868851  11270  MOUGLE LN            TRUCKEE                CA      96161          360        348    344800.00    341773.73
2       18894071  3660  SILVER OAK PL         DANVILLE               CA      94526          360        353    262500.00    261210.27
2       19022730  12073  CANDY LN             SARATOGA               CA      95070          360        355    626250.00    624173.79
2       19039247  78725  CASTLE PINES DR      LA QUINTA              CA      92253          360        352    253425.00    251961.31
2       19055409  18  ANTELOPE RD             REDSTONE               CO      81623          360        349    900000.00    892958.93
2       19057173  13463  W 78TH PL            ARVADA                 CO      80005          360        349    241500.00    239563.28
2       19059831  15  LOVERS LN               HARVARD                MA      01451          360        355    314000.00    312959.00
2       19064856  421  BUSHAWAY RD            WAYZALA                MN      55391          360        348    875000.00    867507.32
2       19106491  634  COLUMBIA ST            SANTA CRUZ             CA      95060          360        355    259500.00    258572.32
2       19162411  160  GLENDON CT             SIMI VALLEY            CA      93065          360        356    329456.00    328212.97
2       19192335  365  S SAN GABRIEL BLVD     PASADENA               CA      91107          360        349    247500.00    245479.66
2       19192723  11816  LAUGHTON WAY         LOS ANGELES            CA      91325          360        348    340000.00    337015.85
2       19198662  7388  CYPRESS LN            CARMEL                 CA      93921          360        348    715000.00    708724.46
2       19199645  5324  SOUTHBRIDGE DR        SAN JOSE               CA      95118          360        348    269500.00    267134.64
2       19200096  8-10  GOUGH ST              SAN FRANCISCO          CA      94103          360        348    340000.00    337015.85
2       19276328  3315-  17 HARRISON ST       SAN FRANCISCO          CA      94110          360        349    315000.00    312473.90
2       19277466  1  RICHIE LN                NOVATO                 CA      94947          360        348    269000.00    266639.01
2       19295534  21  SOLITAIRE LN            ALISO VIEJO            CA      92656          360        355    258000.00    257100.50
2       19297555  1020  N SONORA CIRCLE       ORANGE                 CA      92867          360        350    363750.00    260526.82
2       19298710  431  & 431 1/2 IRIS AVE     CORONA DEL MAR         CA      92648          360        349    378000.00    375115.17
2       19299064  12954  MAGNOLIA BLVD        SHERMAN OAKS           CA      91423          360        350    550000.00    545786.54
2       19309061  7904  WINGATE DR            GLENDALE               MD      20769          360        349    368500.00    365544.88
2       19316801  419-21  38TH ST             NEWPORT BEACH          CA      92663          360        352    416500.00    414153.60
2       19319839  77  WAVERLY AVE             EASTCHESTER            NY      10707          360        355    250000.00    249106.29
2       19319888  63  HOWARD AVE              NORWALK                CT      06852          360        355    250000.00    248955.32
2       19321843  1  BAHIA                    IRVINE                 CA      92614          360        352    265000.00    263469.48
2       18713859  7.75000      0.25000   9/1/1999   2113.42     67.82        435000.00 Single Family Residence         Primary
2       18713883  8.00000      0.50000   9/1/1999   2201.29     69.52        431500.00 Single Family Residence         Primary
2       18717504  7.87500      0.37500   2/1/1999   3654.35     70.00        720000.00 Single Family Residence         Primary
2       18764944  7.87500      0.37500   1/1/1999   2247.72     79.69        389000.00 Single Family Residence         Investor
2       18765297  7.75000      0.25000   1/1/1999   5502.05     66.78       1150000.00 Single Family Residence         Second
2       18825133  7.87500      0.37500   1/1/1999   3428.13     79.73        593000.00 3-Family                        Primary
2       18827337  8.25000      0.75000   1/1/1999   2403.30     79.99        399900.00 2-Family                        Investor
2       18846873  7.75000      0.25000   4/1/1999   4656.68     68.42        950000.00 Single Family Residence         Primary
2       18855213  7.75000      0.25000   5/1/1999   2016.70     31.28        900000.00 Single Family Residence         Primary
2       18868851  7.75000      0.25000   1/1/1999   2470.19     80.00        431000.00 Single Family Residence         Second
2       18894071  7.87500      0.37500   6/1/1999   1903.31     70.00        375000.00 Condominium                     Investor
2       19022730  8.12500      0.62500   8/1/1999   4649.89     75.00        835000.00 Single Family Residence         Primary
2       19039247  7.75000      0.25000   5/1/1999   1815.57     74.98        338000.00 Single Family Residence         Primary
2       19055409  7.87500      0.37500   2/1/1999   6525.62     60.00       1500000.00 Single Family Residence         Primary
2       19057173  7.75000      0.25000   2/1/1999   1730.14     70.00        345000.00 Single Family Residence         Primary
2       19059831  8.12500      0.62500   8/1/1999   2331.44     89.71        350000.00 Single Family Residence         Primary
2       19064856  7.87500      0.37500   1/1/1999   6344.36     70.00       1250000.00 Single Family Residence         Primary
2       19106491  7.75000      0.25000   8/1/1999   1859.09     79.85        325000.00 Single Family Residence         Primary
2       19162411  7.75000      0.25000   9/1/1999   2360.26     79.97        412000.00 Single Family Residence         Primary
2       19192335  7.75000      0.25000   2/1/1999   1773.11     75.00        330000.00 Single Family Residence         Primary
2       19192723  7.75000      0.25000   1/1/1999   2435.80     77.27        440000.00 Single Family Residence         Primary
2       19198662  7.75000      0.25000   1/1/1999   5122.35     65.00       1100000.00 Single Family Residence         Primary
2       19199645  7.75000      0.25000   1/1/1999   1930.73     67.80        397500.00 Single Family Residence         Primary
2       19200096  7.75000      0.25000   1/1/1999   2435.80     80.00        425000.00 2-Family                        Investor
2       19276328  7.75000      0.25000   2/1/1999   2256.70     70.00        450000.00 2-Family                        Investor
2       19277466  7.75000      0.25000   1/1/1999   1927.15     71.73        375000.00 Single Family Residence         Primary
2       19295534  7.87500      0.37500   8/1/1999   1870.68     80.00        322500.00 Single Family Residence         Primary
2       19297555  7.75000      0.25000   3/1/1999   2605.95     75.00        485000.00 Single Family Residence         Primary
2       19298710  8.00000      0.50000   2/1/1999   2773.63     70.00        540000.00 2-Family                        Investor
2       19299064  8.12500      0.62500   3/1/1999   4083.73     64.25        856000.00 Single Family Residence         Investor
2       19309061  7.75000      0.25000   2/1/1999   2639.98     87.74        420000.00 Single Family Residence         Primary
2       19316801  7.87500      0.37500   5/1/1999   3019.91     70.00        595000.00 2-Family                        Investor
2       19319839  7.75000      0.25000   8/1/1999   1791.03     73.96        338000.00 Single Family Residence         Primary
2       19319888  7.75000      0.25000   8/1/1999   1791.03     79.87        313000.00 Single Family Residence         Primary
2       19321843  7.75000      0.25000   5/1/1999   1898.49     68.83        385000.00 Single Family Residence         Primary
2       18713859  Rate/Term Refinance
2       18713883  Purpose
2       18717504  Cash-Out Refinance
2       18764944  Rate/Term Refinance
2       18765297  Rate/Term Refinance
2       18825133  Purpose
2       18827337  Purpose
2       18846873  Cash-Out Refinance
2       18855213  Cash-Out Refinance
2       18868851  Rate/Term Refinance
2       18894071  Cash-Out Refinance
2       19022730  Purpose
2       19039247  Purpose
2       19055409  Cash-Out Refinance
2       19057173  Cash-Out Refinance
2       19059831  Purpose
2       19064856  Cash-Out Refinance
2       19106491  Rate/Term Refinance
2       19162411  Purpose
2       19192335  Rate/Term Refinance
2       19192723  Purpose
2       19198662  Cash-Out Refinance
2       19199645  Purpose
2       19200096  Purpose
2       19276328  Cash-Out Refinance
2       19277466  Purpose
2       19295534  Purpose
2       19297555  Purpose
2       19298710  Cash-Out Refinance
2       19299064  Rate/Term Refinance
2       19309061  Rate/Term Refinance
2       19316801  Cash-Out Refinance
2       19319839  Purpose
2       19319888  Purpose
2       19321843  Cash-Out Refinance

2       19345685  927  AVONOAK TERRACE        GLENDALE               CA      91206          360        355    335000.00    324336.89
2       19371269  123  COUNTRY CLUB DR        LANSDALE               PA      19446          360        350    297350.00    294720.18
2       19377050  3507  BRIGHTON PL           ROWLAND HEIGHTS AREA   CA      91748          360        349    321800.00    319282.10
2       19377464  31952  PACIFIC COAST HWY    MALIBU                 CA      90265          360        349   1295000.00   1284868.58
2       19382191  6526  & 6528 W 6TH ST       LOS ANGELES            CA      90048          360        349    371250.00    368416.72
2       19389923  99  CALLE DE QUIEN SABE     CARMEL VALLEY          CA      93924          360        349    262500.00    260446.32
2       19391614  2391  EVERGREEN DR          SAN BRUNO              CA      94066          360        349    245000.00    243221.21
2       19401355  697  RED ARROW TRAIL        PALM DESERT            CA      92211          360        356    418000.00    416895.12
2       19404821  141  CROWN C RD             SONOITA                AZ      85637          360        350    262500.00    260639.18
2       19406206  11553  E JUAN TABO          SCOTTSDALE             AZ      85255          360        351    346750.00    344489.64
2       19415603  11314  STEEPLECHASE PKWY    ORLAND PARK            IL      60462          360        349    398000.00    394808.33
2       19435932  6129  NW 124TH DR           CORAL SPRINGS          FL      33076          360        355    334400.00    333234.15
2       19550193  476  PROSPECT ST            NEWPORT BEACH          CA      92663          360        353    258300.00    256848.41
2       19560424  415  COLD SPRINGS RD        ANGWIN                 CA      94508          360        352    915000.00    909845.23
2       19646348  517  S FAIRVIEW             PARK RIDGE             IL      60668          360        349    416500.00    409427.46
2       19689603  109  & 111 DARDANELLI LN    LOS GATOS              CA      95030          360        355    396000.00    394783.39
2       19692144  483  PLEASANT ST UNIT 11    BELMONT                MA      02178          360        352    349000.00    346984.30
2       19710995  565  ESPLANADE UNIT 413     REDONDO BEACH          CA      90277          360        356    255000.00    254273.09
2       19726942  3942  NE 194 LN             SUNNY ISLE             FL      33160          360        355    500000.00    498256.77
2       19794346  4228  MARS WAY              LA MESA                CA      91941          360        355    277500.00    276532.50
2       19798735  4662  AMALFI ST             CYPRESS                CA      90630          360        353    307086.00    303486.88
2       19804046  802  N CAREW DR             PLACENTIA              CA      92870          360        355    337250.00    336044.39
2       19819994  1973  SAN LUIS DR           SAN LUIS OBISPO        CA      93401          360        355    355000.00    353730.95
2       19823780  2788  NE 5TH ST             POMPANO BEACH          FL      33062          360        352    280000.00    278382.86
2       19827724  2720  N MARSHFIELD          CHICAGO                IL      60614          360        350    378000.00    375320.48
2       19841931  1845  PEACOCK AVE           MOUNTAIN VIEW          CA      94043          360        356    288400.00    287598.25
2       19848639  1494  WAVERLY DR            TROY                   MI      48098          360        350    320000.00    317432.89
2       19856541  3400  WILLOW GROVE CT       GREENSBORO             NC      27410          360        353    250000.00    248771.72
2       19972223  1120  PACIFIC ST            SANTA MONICA           CA      90405          360        351    327800.00    325560.56
2       19980457  13607  FARMBELL CT          HERNDON                VA      20171          360        351    289750.00    287861.23
2       19984400  18730  HANNA DR             CUPERTINO              CA      95014          360        350    276000.00    274091.54
2       19984632  120-12  SAN LUIS AVE        SAN BRUNO              CA      94066          360        350    350000.00    347456.73
2       19985530  1027  HORCAJO CIRCLE        MILPITAS               CA      95035          360        352    297500.00    295781.73
2       19985555  1465  BENT DR               CAMPBELL               CA      95008          360        352    300000.00    298267.30
2       20052445  1912  LAKEVIEW CT           MODESTO                CA      95355          360        350    274500.00    271619.55
2       19345685  7.87500      0.37500   8/1/1999   2428.98     74.44        450000.00 Single Family Residence         Primary
2       19371269  7.87500      0.37500   3/1/1999   2155.98     95.00        313000.00 Single Family Residence         Primary
2       19377050  7.87500      0.37500   2/1/1999   2333.27     68.47        470000.00 Single Family Residence         Primary
2       19377464  7.87500      0.37500   2/1/1999   9389.65     61.67       2100000.00 Single Family Residence         Primary
2       19382191  8.00000      0.50000   2/1/1999   2724.10     75.00        495000.00 2-Family                        Investor
2       19389923  7.87500      0.37500   2/1/1999   1903.31     70.00        375000.00 Single Family Residence         Investor
2       19391614  8.25000      0.75000   2/1/1999   1840.60     70.00        350000.00 Single Family Residence         Primary
2       19401355  8.12500      0.62500   9/1/1999   3103.64     67.42        620000.00 Condominium                     Primary
2       19404821  7.87500      0.37500   3/1/1999   1903.31     70.00        375000.00 Single Family Residence         Primary
2       19406206  7.75000      0.25000   4/1/1999   2484.16     95.00        365000.00 Single Family Residence         Primary
2       19415603  7.75000      0.25000   2/1/1999   2851.32     94.76        420000.00 Single Family Residence         Primary
2       19435932  7.87500      0.37500   8/1/1999   2424.63     93.93        356000.00 Single Family Residence         Primary
2       19550193  7.75000      0.25000   6/1/1999   1850.49     77.10        335000.00 Single Family Residence         Investor
2       19560424  7.87500      0.37500   5/1/1999   6634.38     63.10       1450000.00 Single Family Residence         Primary
2       19646348  8.12500      0.62500   2/1/1999   3092.50     67.72        615000.00 Single Family Residence         Primary
2       19689603  8.50000      1.00000   8/1/1999   3044.90     80.00        495000.00 2-Family                        Investor
2       19692144  7.75000      0.25000   5/1/1999   2500.28     73.47        475000.00 Condominium                     Primary
2       19710995  7.75000      0.25000   9/1/1999   1826.85     85.00        300000.00 Condominium                     Primary
2       19726942  7.87500      0.37500   8/1/1999   3625.35     88.11        567500.00 Single Family Residence         Primary
2       19794346  7.87500      0.37500   8/1/1999   2012.07     75.00        370000.00 Single Family Residence         Primary
2       19798735  7.75000      0.25000   6/1/1999   2200.00     56.87        540000.00 Single Family Residence         Primary
2       19804046  7.75000      0.25000   8/1/1999   2416.10     95.00        355000.00 Single Family Residence         Primary
2       19819994  7.75000      0.25000   8/1/1999   2543.26     74.74        475000.00 Single Family Residence         Primary
2       19823780  7.75000      0.25000   5/1/1999   2005.95     57.14        490000.00 Single Family Residence         Primary
2       19827724  7.87500      0.37500   3/1/1999   2740.76     70.00        540000.00 3-Family                        Primary
2       19841931  7.87500      0.37500   9/1/1999   2091.10     80.00        360500.00 Single Family Residence         Primary
2       19848639  7.87500      0.37500   3/1/1999   2320.22     78.91        405500.00 Single Family Residence         Primary
2       19856541  7.87500      0.37500   6/1/1999   1812.67     52.63        475000.00 Single Family Residence         Primary
2       19972223  7.75000      0.25000   4/1/1999   2348.40     65.56        500000.00 Single Family Residence         Investor
2       19980457  7.75000      0.25000   4/1/1999   2075.80     95.00        305000.00 Single Family Residence         Primary
2       19984400  8.00000      0.50000   3/1/1999   2025.19     80.00        345000.00 Single Family Residence         Investor
2       19984632  7.75000      0.25000   3/1/1999   2507.44     72.16        485000.00 2-Family                        Investor
2       19985530  7.75000      0.25000   5/1/1999   2131.33     70.00        425000.00 Single Family Residence         Investor
2       19985555  7.75000      0.25000   5/1/1999   2149.24     59.41        505000.00 Single Family Residence         Investor
2       20052445  7.75000      0.25000   3/1/1999   1966.55     90.00        305000.00 Single Family Residence         Primary
2       19345685  Rate/Term Refinance
2       19371269  Rate/Term Refinance
2       19377050  Rate/Term Refinance
2       19377464  Rate/Term Refinance
2       19382191  Purpose
2       19389923  Cash-Out Refinance
2       19391614  Cash-Out Refinance
2       19401355  Rate/Term Refinance
2       19404821  Cash-Out Refinance
2       19406206  Rate/Term Refinance
2       19415603  Purpose
2       19435932  Purpose
2       19550193  Cash-Out Refinance
2       19560424  Purpose
2       19646348  Rate/Term Refinance
2       19689603  Purpose
2       19692144  Rate/Term Refinance
2       19710995  Rate/Term Refinance
2       19726942  Purpose
2       19794346  Rate/Term Refinance
2       19798735  Rate/Term Refinance
2       19804046  Purpose
2       19819994  Cash-Out Refinance
2       19823780  Cash-Out Refinance
2       19827724  Cash-Out Refinance
2       19841931  Purpose
2       19848639  Rate/Term Refinance
2       19856541  Rate/Term Refinance
2       19972223  Cash-Out Refinance
2       19980457  Rate/Term Refinance
2       19984400  Purpose
2       19984632  Purpose
2       19985530  Cash-Out Refinance
2       19985555  Cash-Out Refinance
2       20052445  Rate/Term Refinance

2       20089553  7  VIA TIGRA                RANCHO SANTA MARGARI   CA      92688          360        356    275000.00    274254.51
2       20102786  31-33  CHANNING RD          BELMONT                MA      02478          360        358    358110.00    357627.84
2       20103230  269  ATLANTIC AVE           COHASSET               MA      02025          360        354    595000.00    592564.33
2       20120671  768  CALABRIA DR            SANTA BARBARA          CA      93105          360        352    307000.00    304299.58
2       20123378  906  LEIGHTON WAY           SUNNYVALE              CA      94806          360        350    300000.00    297873.37
2       20152542  2169  NEWTON DR             BRENTWOOD              CA      94513          360        355    259000.00    258097.02
2       20229803  99  SETH LOW MOUNTAIN DR    RIDGEFIELD             CT      06877          360        356    350000.00    349002.29
2       20247441  4243  LITTLEWORTH WAY       SAN JOSE               CA      95135          360        352    385000.00    382883.28
2       20255733  16  MANOR DR                YONKERS                NY      10710          360        356    246800.00    246096.45
2       20256335  24      BRONSON AVE         SCARSDALE              NY      10583          360        356    340000.00    339030.79
2       20258687  10125  ELLARD DR            LANHAM                 MD      20706          360        352    278543.00    276974.53
2       20268363  28778  MAUCH ST             SAUGUS                 CA      91350          360        356    262500.00    261840.50
2       20303871  26871  SALAZAR              MISSION VIEJO          CA      92692          360        355    364000.00    362093.22
2       20306643  34921  N 92ND PL            SCOTTSDALE             AZ      85262          360        351    269700.00    267635.50
2       20395612  130-32  BEAVER ST           SAN FRANCISCO          CA      94114          360        352    370000.00    363189.74
2       20405080  6174  MULHOLLAND HWY        LOS ANGELES            CA      90068          360        355    325000.00    323895.05
2       20415683  3416  GRAND MESA DR         PLANO                  TX      75025          360        353    270750.00    269419.70
2       20429585  2957  AVENIDA VALERA        CARLSBAD               CA      92008          360        356    344000.00    343019.38
2       20439394  14531  LA CUARTA ST         WHITTIER               CA      90605          360        353    270000.00    268302.92
2       20447371  4888  ARCHIBALD AVE         RANCHO CUCAMONGA       CA      91737          360        355    441000.00    439500.64
2       20476131  3305  JOHNSTON AVE          REDONDO BEACH          CA      90277          360        356    321750.00    320832.80
2       20572392  3190  DEER VALLEY AVE       NEWBURY PARK           CA      91320          360        352    272000.00    270429.06
2       20586228  6910  UPLAND LN             COLLEYVILLE            TX      76034          360        358    249000.00    248681.36
2       20588141  287  GRANADA AVE+           LONG BEACH             CA      90803          360        357    372000.00    371301.49
2       20597555  3690  ROCKY KNOLL WAY       SANTA ROSA             CA      95409          360        357    607960.00    606788.97
2       20637542  110  FLAGSTOP RUN           FAYETTEVILLE           GA      30215          360        354    338000.00    336581.28
2       20647194  401  FREDERICK ST+          SAN FRANCISCO          CA      94117          360        351    385000.00    382490.28
2       20647756  407  FREDERICK ST+          SAN FRANCISCO          CA      94117          360        351    385000.00    382490.28
2       20730834  105  STONEY HILL RD         NEW HOPE               PA      18938          360        354    434625.00    432800.68
2       20744181  6900  GRANT RANCH BLVD      LITTLETON              CO      80123          360        356    252950.00    252246.81
2       20746087  1834  22ND ST               BOULDER                CO      80302          360        357    315000.00    314452.33
2       20792024  2  CARHART CT               UNION                  NJ      08853          360        355    362100.00    360868.89
2       20793774  10909  CHATHAM CT           BURNSVILLE             MN      55337          360        352    269500.00    267981.74
2       24054132  6  ASPEN DR                 MADISON                CT      06443          360        353    255000.00    253747.12
2       24054272  35  BONWIT RD               RIVERSIDE              CT      06878          360        356    260000.00    259277.21
2       20089553  8.00000      0.50000   9/1/1999   2017.85     75.34        365000.00 Single Family Residence         Primary
2       20102786  8.00000      0.50000  11/1/1999   2627.68     88.42        405000.00 2-Family                        Primary
2       20103230  8.00000      0.50000   7/1/1999   4365.90     70.00        850000.00 Single Family Residence         Primary
2       20120671  7.75000      0.25000   5/1/1999   2199.39     68.22        450000.00 Single Family Residence         Primary
2       20123378  7.87500      0.37500   3/1/1999   2175.21     75.00        400000.00 Single Family Residence         Investor
2       20152542  7.87500      0.37500   8/1/1999   1877.93     77.54        334000.00 Single Family Residence         Primary
2       20229803  7.75000      0.25000   9/1/1999   2507.44     77.61        451000.00 Single Family Residence         Primary
2       20247441  8.00000      0.50000   5/1/1999   2824.99     79.88        482000.00 Single Family Residence         Primary
2       20255733  7.75000      0.25000   9/1/1999   1768.11     79.87        309000.00 Single Family Residence         Primary
2       20256335  7.75000      0.25000   9/1/1999   2435.80     80.00        425000.00 Single Family Residence         Primary
2       20258687  7.87500      0.37500   5/1/1999   2019.64     91.33        305000.00 Single Family Residence         Primary
2       20268363  8.37500      0.87500   9/1/1999   1995.19     75.00        350000.00 Single Family Residence         Primary
2       20303871  8.00000      0.50000   8/1/1999   2670.90     80.00        455000.00 Single Family Residence         Primary
2       20306643  7.87500      0.37500   4/1/1999   1955.51     89.75        300500.00 Single Family Residence         Primary
2       20395612  7.87500      0.37500   5/1/1999   2682.76     51.39        720000.00 2-Family                        Investor
2       20405080  8.00000      0.50000   8/1/1999   2384.73     67.71        480000.00 Single Family Residence         Primary
2       20415683  7.87500      0.37500   6/1/1999   1963.13     95.00        285000.00 Single Family Residence         Primary
2       20429585  7.75000      0.25000   9/1/1999   2464.46     80.00        430000.00 Single Family Residence         Primary
2       20439394  7.75000      0.25000   6/1/1999   1934.31     75.00        360000.00 Single Family Residence         Primary
2       20447371  8.00000      0.50000   8/1/1999   3235.90     90.00        490000.00 Single Family Residence         Primary
2       20476131  7.75000      0.25000   9/1/1999   2305.06     89.87        358000.00 Single Family Residence         Primary
2       20572392  7.75000      0.25000   5/1/1999   1948.64     54.40        500000.00 Single Family Residence         Primary
2       20586228  8.25000      0.75000  11/1/1999   1870.65     75.00        332000.00 Single Family Residence         Primary
2       20588141  8.37500      0.87500  10/1/1999   2827.47     80.00        465000.00 2-Family                        Primary
2       20597555  8.25000      0.75000  10/1/1999   4567.40     79.99        760000.00 Single Family Residence         Primary
2       20637542  7.87500      0.37500   7/1/1999   2450.73     93.89        360000.00 Single Family Residence         Primary
2       20647194  7.75000      0.25000   4/1/1999   2758.19     55.00        700000.00 3-Family                        Investor
2       20647756  7.75000      0.25000   4/1/1999   2758.19     64.17        600000.00 3-Family                        Investor
2       20730834  7.87500      0.37500   7/1/1999   3151.33     74.94        580000.00 Single Family Residence         Primary
2       20744181  7.87500      0.37500   9/1/1999   1834.06     94.03        269000.00 Single Family Residence         Primary
2       20746087  8.75000      1.25000  10/1/1999   2478.11     70.00        450000.00 2-Family                        Investor
2       20792024  8.00000      0.50000   8/1/1999   2656.96     88.97        407000.00 Single Family Residence         Primary
2       20793774  7.87500      0.37500   5/1/1999   1954.06     88.36        305000.00 Single Family Residence         Primary
2       24054132  7.87500      0.37500   6/1/1999   1848.93     70.83        360000.00 Single Family Residence         Primary
2       24054272  7.87500      0.37500   9/1/1999   1885.18     67.53        385000.00 Single Family Residence         Primary
2       20089553  Cash-Out Refinance
2       20102786  Purpose
2       20103230  Cash-Out Refinance
2       20120671  Cash-Out Refinance
2       20123378  Purpose
2       20152542  Purpose
2       20229803  Purpose
2       20247441  Cash-Out Refinance
2       20255733  Purpose
2       20256335  Rate/Term Refinance
2       20258687  Purpose
2       20268363  Cash-Out Refinance
2       20303871  Purpose
2       20306643  Purpose
2       20395612  Cash-Out Refinance
2       20405080  Cash-Out Refinance
2       20415683  Rate/Term Refinance
2       20429585  Purpose
2       20439394  Purpose
2       20447371  Purpose
2       20476131  Purpose
2       20572392  Rate/Term Refinance
2       20586228  Cash-Out Refinance
2       20588141  Purpose
2       20597555  Purpose
2       20637542  Rate/Term Refinance
2       20647194  Cash-Out Refinance
2       20647756  Cash-Out Refinance
2       20730834  Purpose
2       20744181  Purpose
2       20746087  Cash-Out Refinance
2       20792024  Purpose
2       20793774  Rate/Term Refinance
2       24054132  Rate/Term Refinance
2       24054272  Cash-Out Refinance

2       24064495  2961  ST ANDREWS RD         FAIRFIELD              CA      94533          360        355    308000.00    306218.31
2       24065203  2414  PINEHURST CT          DISCOVERY BAY          CA      94514          360        355    287400.00    285939.07
2       24065260  10  ELNA DR                 VALLEJO                CA      94591          360        355    320000.00    318884.35
2       24232191  1036  HIGHLIGHT DR          WEST COVINA            CA      91791          360        357    360000.00    359232.83
2       24264830  3268  SERRA RD              MALIBU                 CA      90265          360        352   1040000.00   1033993.35
2       24264970  229-33  WHITNEY ST          SAN FRANCISCO          CA      94131          360        351    401250.00    398634.41
2       24277741  97  ORCHARD ST              SOMERVILLE             MA      02143          360        356    348300.00    347355.81
2       24296147  7  INWOOD CLIFFS            SAN ANTONIO            TX      78248          360        355    292880.00    291858.91
2       24311037  1209  RIVERGATE DR          LODI                   CA      95242          360        355    500000.00    498256.77
2       24368607  2337  TANGLEY RD            HOUSTON                TX      77005          360        356    356250.00    355284.24
2       24371213  2680  PACHECO PASS HWY      GILROY                 CA      95020          360        353    300000.00    298488.80
2       24377061  713  LA VIDA LN             ARCADIA                CA      91007          360        352    427000.00    424533.82
2       24381519  1150  MILL LN               SAN MARINO             CA      91108          360        356    450000.00    448749.01
2       24384539  217  WESTVALE RD            DUARTE                 CA      91010          360        359    280000.00    279807.31
2       24390379  5927  WEDGEWOOD DR          GRANITE BAY            CA      95746          360        357    300000.00    299392.10
2       24593691  2775  COVEY LN              LOS OSOS               CA      93402          360        359    280000.00    279812.13
2       24600199  2124  HOLLY LN              SOLVANG                CA      93463          360        357    279000.00    278434.65
2       24624942  1325  DOLPHIN DR            APTOS                  CA      95003          360        357    500000.00    498986.81
2       24625022  153  DE ANZA CT             SOQUEL                 CA      95073          360        357    306400.00    305763.26
2       24688251  23W530  HEMLOCK             NAPERVILLE             IL      60540          360        351   1300000.00   1292521.44
2       24707150  8102  DE PALMA ST           DOWNEY                 CA      90241          360        352    259000.00    257540.88
2       24717282  33  ST MORITZ RD            MAMMOTH LAKES          CA      93546          360        354    350000.00    348021.88
2       24719049  12801  DOLAN AVE            DOWNEY                 CA      90242          360        352    323000.00    321180.35
2       24719593  947  S HANLON WAY           ANAHEIM                CA      92808          360        353    341000.00    339365.96
2       24719676  1555  S ALPINE DR           WEST COVINA            CA      91791          360        352    425550.00    414656.34
2       24720385  660  KINGS RD               NEWPORT BEACH          CA      92663          360        352    602000.00    598523.10
2       24783441  1400-  1402 KANSAS ST       SAN FRANCISCO          CA      94107          360        352    336000.00    334107.11
2       24949810  15  SUNSET CIRCLE           WOODBRIDGE             CT      06525          360        357    280000.00    279418.13
2       24954117  668  WELLINGTON DR          SAN CARLOS             CA      94070          360        355    300000.00    298927.57
2       25031550  1624    N SEDGWICK ST       CHICAGO                IL      60614          360        352    612000.00    608637.20
2       25074469  2206  BLUERIDGE CT          FULLERTON              CA      92831          360        355    275000.00    274041.25
2       26059733  501-03  KATHERINE AVE       REDWOOD CITY           CA      94062          360        352    350000.00    347978.57
2       26060590  664  TERRY ST               MONTEREY               CA      93940          360        353    263000.00    261675.22
2       26095992  836  ALVARADO ST            SAN FRANCISCO          CA      94114          360        356    402400.00    401309.14
2       26096107  1095  AMITO DR              OAKLAND                CA      94705          360        355    300000.00    299005.44
2       24064495  8.00000      0.50000   8/1/1999   2259.99     80.00        385000.00 Single Family Residence         Primary
2       24065203  7.87500      0.37500   8/1/1999   2083.85     79.83        360000.00 Single Family Residence         Primary
2       24065260  7.87500      0.37500   8/1/1999   2320.22     80.00        400000.00 Single Family Residence         Primary
2       24232191  7.75000      0.25000  10/1/1999   2579.08     69.23        520000.00 Single Family Residence         Primary
2       24264830  7.75000      0.25000   5/1/1999   7450.69     56.22       1850000.00 Single Family Residence         Second
2       24264970  7.75000      0.25000   4/1/1999   2874.60     75.00        535000.00 3-Family                        Investor
2       24277741  8.00000      0.50000   9/1/1999   2555.70     90.00        387000.00 2-Family                        Primary
2       24296147  7.87500      0.37500   8/1/1999   2123.58     80.00        366100.00 Single Family Residence         Primary
2       24311037  7.87500      0.37500   8/1/1999   3625.35     80.00        625000.00 Single Family Residence         Primary
2       24368607  8.00000      0.50000   9/1/1999   2614.04     75.00        475000.00 Single Family Residence         Primary
2       24371213  7.75000      0.25000   6/1/1999   2149.24     51.55        582000.00 Single Family Residence         Primary
2       24377061  7.75000      0.25000   5/1/1999   3059.08     70.00        610000.00 Single Family Residence         Primary
2       24381519  7.87500      0.37500   9/1/1999   3262.81     59.60        755000.00 Single Family Residence         Primary
2       24384539  7.87500      0.37500  12/1/1999   2030.19     80.00        350000.00 Single Family Residence         Primary
2       24390379  8.00000      0.50000  10/1/1999   2201.29     45.80        655000.00 Single Family Residence         Primary
2       24593691  8.00000      0.50000  12/1/1999   2054.54     45.16        620000.00 Single Family Residence         Primary
2       24600199  8.00000      0.50000  10/1/1999   2047.20     90.00        310000.00 Single Family Residence         Primary
2       24624942  8.00000      0.50000  10/1/1999   3668.82     64.10        780000.00 Single Family Residence         Second
2       24625022  7.87500      0.37500  10/1/1999   2221.61     80.00        383000.00 Single Family Residence         Primary
2       24688251  8.37500      0.87500   4/1/1999   9880.94     65.00       2000000.00 Single Family Residence         Primary
2       24707150  7.87500      0.37500   5/1/1999   1877.93     70.00        370000.00 Single Family Residence         Primary
2       24717282  7.75000      0.25000   7/1/1999   2507.44     70.00        500000.00 Single Family Residence         Second
2       24719049  7.87500      0.37500   5/1/1999   2341.97     92.29        350000.00 Single Family Residence         Primary
2       24719593  8.00000      0.50000   6/1/1999   2502.14     94.99        359000.00 Single Family Residence         Primary
2       24719676  7.75000      0.25000   5/1/1999   3048.69     70.93        600000.00 Single Family Residence         Primary
2       24720385  7.75000      0.25000   5/1/1999   4312.80     70.00        860000.00 Single Family Residence         Primary
2       24783441  7.87500      0.37500   5/1/1999   2436.23     70.00        480000.00 2-Family                        Primary
2       24949810  7.87500      0.37500  10/1/1999   2030.19     79.77        351000.00 Single Family Residence         Primary
2       24954117  7.75000      0.25000   8/1/1999   2149.24     63.16        475000.00 Single Family Residence         Primary
2       25031550  8.00000      0.50000   5/1/1999   4490.64     71.66        854000.00 4-Family                        Investor
2       25074469  7.87500      0.37500   8/1/1999   1993.94     77.46        355000.00 Single Family Residence         Primary
2       26059733  7.75000      0.25000   5/1/1999   2507.44     62.06        564000.00 2-Family                        Investor
2       26060590  7.75000      0.25000   6/1/1999   1884.16     75.14        350000.00 Single Family Residence         Investor
2       26095992  8.00000      0.50000   9/1/1999   2952.67     80.00        503000.00 Single Family Residence         Primary
2       26096107  8.12500      0.62500   8/1/1999   2227.49     45.45        660000.00 Single Family Residence         Primary
2       24064495  Purpose
2       24065203  Purpose
2       24065260  Purpose
2       24232191  Purpose
2       24264830  Cash-Out Refinance
2       24264970  Purpose
2       24277741  Purpose
2       24296147  Purpose
2       24311037  Purpose
2       24368607  Cash-Out Refinance
2       24371213  Purpose
2       24377061  Cash-Out Refinance
2       24381519  Purpose
2       24384539  Purpose
2       24390379  Cash-Out Refinance
2       24593691  Purpose
2       24600199  Purpose
2       24624942  Purpose
2       24625022  Purpose
2       24688251  Rate/Term Refinance
2       24707150  Cash-Out Refinance
2       24717282  Cash-Out Refinance
2       24719049  Rate/Term Refinance
2       24719593  Purpose
2       24719676  Purpose
2       24720385  Cash-Out Refinance
2       24783441  Cash-Out Refinance
2       24949810  Purpose
2       24954117  Cash-Out Refinance
2       25031550  Rate/Term Refinance
2       25074469  Purpose
2       26059733  Cash-Out Refinance
2       26060590  Purpose
2       26095992  Purpose
2       26096107  Rate/Term Refinance

2       26186395  1409  MAGNA CT              ORLANDO                FL      32804          360        355    305700.00    303616.44
2       26187864  19092  HOMESTEAD LN         HUNTINGTON BEACH       CA      92646          360        356    290000.00    289173.30
2       26188102  13632  NAVAJO               TUSTIN                 CA      92782          360        358    285000.00    284635.28
2       26189787  13158  PALM PL              CERRITOS               CA      90703          360        352    290000.00    288522.26
2       26216465  446  BEDFORD ST             CONCORD                MA      01742          360        355    242000.00    241156.27
2       26217620  11814  BAY PONY LN          SAN DIEGO              CA      92128          360        356    376000.00    374401.85
2       26226829  2273  CENTRAL PARK DR       SAN JOSE               CA      95008          360        352    300000.00    298351.61
2       26227629  252  WEST TRAIL             STAMFORD               CT      06903          360        358    403000.00    402509.99
2       26229112  12433  N SPRINGMILL RD      CARMEL                 IN      46032          360        352    253000.00    251574.64
2       26229641  215  N REGENT ST            PORT CHESTER           NY      10573          360        355    265000.00    262649.76
2       26230037  35  LAKEVIEW AVE            HARTSDALE              NY      10530          360        355    260000.00    259159.57
2       26230185  16  SASSI DR                CROTON-ON-HUDSON       NY      10520          360        356    281000.00    278430.54
2       26253146  3695  EL ENCANTO DR         CALABASAS              CA      91302          360        352    300000.00    298267.30
2       26275255  2221  FOOTHILL LN           SANTA BARBARA          CA      93105          360        356    450000.00    448749.01
2       26275420  1354  RIALTO LN             SANTA BARBARA          CA      93105          360        357    400000.00    399209.70
2       26276436  2065  REBILD DR             SOLVANG                CA      93463          360        358    280000.00    279632.45
2       26276501  1193  OAK GLEN RD           SANTA YNEZ             CA      93460          360        357    400000.00    399248.92
2       26300285  10575  VALLE VISTA RD       LAKESIDE               CA      92040          360        355    316825.00    315720.41
2       26301069  14583  RANCHO COPA RD       VALLEY CENTER          CA      92082          360        356    261800.00    261090.27
2       26305680  1339  SPRIG CT              SUNNYVALE              CA      94087          360        357    444800.00    443898.67
2       26306423  1475  REGALO CT             SAN JOSE               CA      95128          360        355    306000.00    304895.85
2       26306688  418  AVENIDA ABETOS         SAN JOSE               CA      95123          360        357    275000.00    274413.96
2       26306936  583  KINGS CROSS WAY        SAN JOSE               CA      95136          360        356    280000.00    279314.24
2       26306969  1501  CASA DE PONSELLE      SAN JOSE               CA      95118          360        356    324061.00    323182.54
2       26307892  829  ST LUCIA CT            SAN JOSE               CA      95127          360        357    300000.00    299478.41
2       26336933  5242-  48 COUNTRY WOOD      GRAND BLANC            MI      48439          360        352    245000.00    243619.75
2       26336982  1626  N SEDWICK ST          CHICAGO                IL      60614          360        352    595000.00    591811.50
2       26359315  7900  NW 166 ST             MIAMI                  FL      33014          360        356    295500.00    292487.03
2       26415927  1950  AVENIDA DEL OSSA      FULLERTON              CA      92833          360        355    256000.00    255107.46
2       26473991  11831  LAUREL HILLS RD      STUDIO CITY            CA      91604          360        356    282000.00    281254.61
2       26476390  46  CAROLANE TRAIL          HOUSTON                TX      77024          360        355    243000.00    242152.79
2       26481796  19132  LOREE AVE            CUPERTINO              CA      95014          360        355    450000.00    448431.13
2       26548917  45-760  INDIAN CANYON RD    INDIAN WELLS           CA      92210          360        358    496000.00    493367.31
2       26594077  19740  ARBOR RIDGE DR       WALNUT                 CA      91789          360        359    500000.00    499664.51
2       26594200  5990  CAMEO ST              RANCHO CUCAMONGA       CA      91701          360        359    252700.00    252521.65
2       26186395  7.87500      0.37500   8/1/1999   2216.54     76.43        400000.00 Single Family Residence         Primary
2       26187864  7.75000      0.25000   9/1/1999   2077.60     74.36        390000.00 Single Family Residence         Primary
2       26188102  8.25000      0.75000  11/1/1999   2141.11     95.00        300000.00 Single Family Residence         Primary
2       26189787  8.37500      0.87500   5/1/1999   2204.21     74.55        389000.00 Single Family Residence         Primary
2       26216465  7.87500      0.37500   8/1/1999   1754.67     79.34        305000.00 Single Family Residence         Primary
2       26217620  7.87500      0.37500   9/1/1999   2726.26     80.00        470000.00 Single Family Residence         Primary
2       26226829  8.00000      0.50000   5/1/1999   2201.29     80.00        375000.00 Single Family Residence         Investor
2       26227629  8.50000      1.00000  11/1/1999   3098.72     71.45        564000.00 Single Family Residence         Primary
2       26229112  7.87500      0.37500   5/1/1999   1834.43     68.38        370000.00 Single Family Residence         Primary
2       26229641  7.75000      0.25000   8/1/1999   1898.49     89.83        295000.00 Single Family Residence         Primary
2       26230037  8.25000      0.75000   8/1/1999   1953.29     89.97        289000.00 Single Family Residence         Primary
2       26230185  7.75000      0.25000   9/1/1999   2013.12     79.83        352000.00 Single Family Residence         Primary
2       26253146  7.75000      0.25000   5/1/1999   2149.24     76.82        390500.00 Condominium                     Investor
2       26275255  7.87500      0.37500   9/1/1999   3262.81     52.94        850000.00 Single Family Residence         Primary
2       26275420  8.12500      0.62500  10/1/1999   2969.99     67.91        589000.00 Single Family Residence         Investor
2       26276436  8.12500      0.62500  11/1/1999   2078.99     80.00        350000.00 Single Family Residence         Primary
2       26276501  8.37500      0.87500  10/1/1999   3040.29     72.73        550000.00 Single Family Residence         Primary
2       26300285  7.87500      0.37500   8/1/1999   2297.20     94.86        334000.00 Single Family Residence         Primary
2       26301069  8.00000      0.50000   9/1/1999   1921.00     89.97        291000.00 Single Family Residence         Primary
2       26305680  8.00000      0.50000  10/1/1999   3263.78     79.01        563000.00 Single Family Residence         Primary
2       26306423  7.75000      0.25000   8/1/1999   2192.22     80.00        382500.00 Single Family Residence         Primary
2       26306688  7.75000      0.25000  10/1/1999   1970.13     78.57        350000.00 Single Family Residence         Primary
2       26306936  8.50000      1.00000   9/1/1999   2152.96     80.00        350000.00 Single Family Residence         Investor
2       26306969  8.00000      0.50000   9/1/1999   2377.84     79.82        406000.00 Single Family Residence         Primary
2       26307892  8.75000      1.25000  10/1/1999   2360.10     70.59        425000.00 Single Family Residence         Primary
2       26336933  7.87500      0.37500   5/1/1999   1776.42     70.00        350000.00 Condominium                     Investor
2       26336982  8.12500      0.62500   5/1/1999   4417.86     69.67        854000.00 4-Family                        Investor
2       26359315  8.00000      0.50000   9/1/1999   2168.27     79.86        370000.00 Single Family Residence         Primary
2       26415927  7.87500      0.37500   8/1/1999   1856.18     64.00        400000.00 Single Family Residence         Primary
2       26473991  8.12500      0.62500   9/1/1999   2093.84     53.21        530000.00 Single Family Residence         Second
2       26476390  7.87500      0.37500   8/1/1999   1761.92     57.86        420000.00 Single Family Residence         Primary
2       26481796  7.87500      0.37500   8/1/1999   3262.81     67.16        670000.00 Single Family Residence         Primary
2       26548917  8.37500      0.87500  11/1/1999   3769.96     80.00        620000.00 Single Family Residence         Second
2       26594077  8.00000      0.50000  12/1/1999   3668.82     80.00        625000.00 Single Family Residence         Primary
2       26594200  7.75000      0.25000  12/1/1999   1810.37     95.00        266000.00 Single Family Residence         Primary
2       26186395  Rate/Term Refinance
2       26187864  Purpose
2       26188102  Rate/Term Refinance
2       26189787  Cash-Out Refinance
2       26216465  Rate/Term Refinance
2       26217620  Purpose
2       26226829  Purpose
2       26227629  Purpose
2       26229112  Rate/Term Refinance
2       26229641  Purpose
2       26230037  Purpose
2       26230185  Purpose
2       26253146  Purpose
2       26275255  Cash-Out Refinance
2       26275420  Purpose
2       26276436  Rate/Term Refinance
2       26276501  Purpose
2       26300285  Purpose
2       26301069  Purpose
2       26305680  Purpose
2       26306423  Purpose
2       26306688  Purpose
2       26306936  Purpose
2       26306969  Purpose
2       26307892  Cash-Out Refinance
2       26336933  Cash-Out Refinance
2       26336982  Rate/Term Refinance
2       26359315  Purpose
2       26415927  Cash-Out Refinance
2       26473991  Cash-Out Refinance
2       26476390  Rate/Term Refinance
2       26481796  Purpose
2       26548917  Purpose
2       26594077  Purpose
2       26594200  Purpose

2       26597369  453  TERRASOL LN            OAKDALE                CA      95361          360        356    272000.00    270855.93
2       26612382  12  SAN MARINO CT           WALNUT CREEK           CA      94598          360        355    260800.00    259978.10
2       26624858  4032  WEEPING WILLOW DR     MOORPARK               CA      93021          360        356    289200.00    288435.57
2       26624981  505  TORRANO CT             HOLLISTER              CA      95023          360        356    350000.00    349074.87
2       26625558  201  SAYRE DRIVEPRINCETON   PRINCTON               NJ      08540          360        358    268000.00    267665.69
2       26626531  1749  SKYLARK LN            NEWPORT BEACH          CA      92660          360        355    469000.00    467323.43
2       26627125  32  VIA PALACIO             SAN CLEMENTE           CA      92673          360        357    319407.00    318775.93
2       26630053  3586  ALTAMONT WAY          REDWOOD CITY           CA      94062          360        356    300000.00    299226.87
2       26630095  598  N MAYFAIR AVE          DALY CITY              CA      94015          360        356    300000.00    299226.87
2       26703595  3140  BRYN MAWR             DALLAS                 TX      75225          360        355    325000.00    323949.44
2       26731950  8320  BLACK BROTHERS CT     LAS VEGAS              NV      89117          360        356    770000.00    768015.65
2       26738625  36  PEPPERRIDGE LN          AMAGANSETT             NY      11930          360        354    250000.00    248924.07
2       27000074  1981  S FLOYD CT            LA HABRA               CA      90631          360        356    458672.00    457428.60
2       27007244  35  MACKEY AVE              PORT WASHINGTON        NY      11050          360        358    285000.00    284635.29
2       27009489  97  BLACKSTONE DR           SAN RAFAEL             CA      94903          360        353    252000.00    250730.60
2       27019769  145  PINE TREE LN           RIVERWOODS             IL      60015          360        355    275000.00    273925.59
2       27021898  1145  W WASHINGTON BLVD UN  CHICAGO                IL      60607          360        358    248000.00    247674.45
2       27085497  2207  MONT BLANC CIRCLE     PLACENTIA              CA      92870          360        356    275500.00    274825.27
2       27091107  4310  HARBOR LAKE DR        LUTZ                   FL      33549          360        354    271854.00    270712.88
2       27091289  5377  CYPRESS RESERVE PL    WINTER PARK            FL      32792          360        355    332500.00    331340.74
2       27120344  1964  E DAVA DR             TEMPE                  AZ      85283          360        354    247500.00    246434.85
2       27154384  1739  RUDELL RD             BURBANK                CA      91501          360        356    480000.00    478698.78
2       27155878  740  PALISADES DR           PACIFIC PALISADES      CA      90272          360        359    428000.00    427720.03
2       27165836  8635  AMESTOY AVE           NORTHRIDGE             CA      91325          360        355    262500.00    261196.36
2       27173723  30  EL MIRASOL PL           SAN FRANCISCO          CA      94132          360        353    330000.00    328337.70
2       27188093  13059  BEACON HILL          PLYMOUTH TWP           MI      48170          360        353    264000.00    259859.10
2       27278670  4443  GRANGER ST            SAN DIEGO              CA      92106          360        354    368910.00    364110.91
2       27284116  50  MAPLE AVE               MONTVILLE              NJ      07058          360        355    258300.00    257443.66
2       27304922  3050  ARMSTRONGS DR         CORONA                 CA      91719          360        357    405000.00    404217.52
2       27306141  1941  DOLPHIN DR            APTOS                  CA      95003          360        358    343600.00    343125.52
2       27307040  24226  ROLLING RIDGE LN     HAYWARD                CA      94541          360        355    309000.00    307922.71
2       27307875  434  36TH AVE               SAN FRANCISCO          CA      94121          360        355    285000.00    283981.20
2       27311083  2445  EDWARDS AVE           EL CERRITO             CA      94530          360        357    288000.00    287401.49
2       27312040  3322  COLONY DR             BALDWIN                NY      11510          360        356    250200.00    249486.78
2       27463496  8108  SW 172 TERRACE        MIAMI                  FL      33157          360        358    262839.00    262511.11
2       26597369  8.00000      0.50000   9/1/1999   1995.84     80.00        340000.00 Single Family Residence         Primary
2       26612382  8.37500      0.87500   8/1/1999   1982.27     80.00        326000.00 Single Family Residence         Primary
2       26624858  8.12500      0.62500   9/1/1999   2147.30     76.11        380000.00 Single Family Residence         Primary
2       26624981  8.12500      0.62500   9/1/1999   2598.74     60.34        580000.00 Single Family Residence         Primary
2       26625558  8.37500      0.87500  11/1/1999   2036.99     80.00        335000.00 Single Family Residence         Primary
2       26626531  7.75000      0.25000   8/1/1999   3359.97     68.47        685000.00 Single Family Residence         Primary
2       26627125  8.12500      0.62500  10/1/1999   2371.59     79.85        400000.00 Single Family Residence         Primary
2       26630053  8.25000      0.75000   9/1/1999   2253.80     60.00        500000.00 Single Family Residence         Primary
2       26630095  8.25000      0.75000   9/1/1999   2253.80     75.00        400000.00 Single Family Residence         Primary
2       26703595  8.25000      0.75000   8/1/1999   2441.62     52.67        617000.00 Single Family Residence         Primary
2       26731950  8.25000      0.75000   9/1/1999   5784.75     70.00       1100000.00 Single Family Residence         Primary
2       26738625  7.75000      0.25000   7/1/1999   1791.03     38.46        650000.00 Single Family Residence         Second
2       27000074  8.00000      0.50000   9/1/1999   3365.57     79.91        574000.00 Single Family Residence         Primary
2       27007244  8.25000      0.75000  11/1/1999   2141.11     69.51        410000.00 Single Family Residence         Primary
2       27009489  7.75000      0.25000   6/1/1999   1805.36     70.00        360000.00 Single Family Residence         Primary
2       27019769  7.75000      0.25000   8/1/1999   1970.13     52.38        525000.00 Single Family Residence         Primary
2       27021898  8.12500      0.62500  11/1/1999   1841.39     89.86        276000.00 Condominium                     Primary
2       27085497  8.50000      1.00000   9/1/1999   2118.36     95.00        290000.00 Single Family Residence         Primary
2       27091107  7.87500      0.37500   7/1/1999   1971.13     87.69        310000.00 Single Family Residence         Primary
2       27091289  7.87500      0.37500   8/1/1999   2410.86     94.46        352000.00 Single Family Residence         Primary
2       27120344  7.75000      0.25000   7/1/1999   1773.12     75.00        330000.00 Single Family Residence         Primary
2       27154384  8.00000      0.50000   9/1/1999   3522.07     80.00        600000.00 Single Family Residence         Primary
2       27155878  8.12500      0.62500  12/1/1999   3177.89     62.48        685000.00 Condominium                     Primary
2       27165836  7.75000      0.25000   8/1/1999   1880.58     75.00        350000.00 Single Family Residence         Primary
2       27173723  7.75000      0.25000   6/1/1999   2364.16     68.75        480000.00 Single Family Residence         Investor
2       27188093  7.75000      0.25000   6/1/1999   1891.33     72.53        364000.00 Single Family Residence         Primary
2       27278670  7.75000      0.25000   7/1/1999   2642.92     89.98        410000.00 Single Family Residence         Primary
2       27284116  8.12500      0.62500   8/1/1999   1917.87     89.07        290000.00 Single Family Residence         Primary
2       27304922  8.37500      0.87500  10/1/1999   3078.29     79.88        507000.00 Single Family Residence         Primary
2       27306141  7.87500      0.37500  11/1/1999   2491.34     79.91        430000.00 Single Family Residence         Primary
2       27307040  7.87500      0.37500   8/1/1999   2240.46     93.64        330000.00 Single Family Residence         Primary
2       27307875  7.75000      0.25000   8/1/1999   2041.77     33.14        860000.00 Single Family Residence         Primary
2       27311083  7.87500      0.37500  10/1/1999   2088.20     80.00        360000.00 Single Family Residence         Primary
2       27312040  7.75000      0.25000   9/1/1999   1792.46     89.36        280000.00 Single Family Residence         Primary
2       27463496  8.37500      0.87500  11/1/1999   1997.77     89.10        295000.00 Single Family Residence         Primary
2       26597369  Purpose
2       26612382  Purpose
2       26624858  Rate/Term Refinance
2       26624981  Cash-Out Refinance
2       26625558  Purpose
2       26626531  Rate/Term Refinance
2       26627125  Purpose
2       26630053  Cash-Out Refinance
2       26630095  Cash-Out Refinance
2       26703595  Cash-Out Refinance
2       26731950  Rate/Term Refinance
2       26738625  Rate/Term Refinance
2       27000074  Purpose
2       27007244  Purpose
2       27009489  Cash-Out Refinance
2       27019769  Purpose
2       27021898  Purpose
2       27085497  Purpose
2       27091107  Purpose
2       27091289  Purpose
2       27120344  Cash-Out Refinance
2       27154384  Purpose
2       27155878  Cash-Out Refinance
2       27165836  Cash-Out Refinance
2       27173723  Cash-Out Refinance
2       27188093  Purpose
2       27278670  Purpose
2       27284116  Purpose
2       27304922  Purpose
2       27306141  Purpose
2       27307040  Rate/Term Refinance
2       27307875  Cash-Out Refinance
2       27311083  Purpose
2       27312040  Purpose
2       27463496  Purpose

2       27732643  1544  OLD FARM CT           YARDLEY                PA      19067          360        356    260000.00    258517.32
2       27733161  201  CRESTVIEW WAY          YARDLEY                PA      19067          360        354    311600.00    310292.05
2       27733450  9602  SUTHERLAND RD         SILVER SPRING          MD      20901          360        355    265600.00    264650.52
2       27735893  1035  SAN CARLOS AVE        EL GRANADA             CA      94018          360        357    343200.00    342571.84
2       27764935  19  VISTA TOSCANA           LAKE ELSINORE          CA      92532          360        354    281200.00    279989.80
2       27766013  4211  RANWICK CT            SAN JOSE               CA      95118          360        353    290500.00    289036.66
2       28368066  18  SAN SIMEON              LAGUNA NIGUEL          CA      92677          360        356    476000.00    474643.12
2       28369908  4230  NE 27 AVE             LIGHTHOUSE POINT       FL      33064          360        354    310650.00    308370.55
2       28394898  2279  CALLE MARGARITA       SAN DIMAS              CA      91773          360        354    291000.00    289747.61
2       28395804  11881  SAN MATEO RD         HALF MOON BAY          CA      94019          360        354    525000.00    522559.15
2       28397321  6753  SUNRIVER LN           VALLEJO                CA      94591          360        355    263350.00    262408.57
2       28398592  10495  ROCK CREEK DR        SAN DIEGO              CA      92131          360        358    389250.00    388712.49
2       28415800  2251  LYRIC AVE             LOS ANGELES            CA      90027          360        356    300200.00    299344.24
2       28416543  10212  NIGHTOWL CREEK PL    LAS VEGAS              NV      89103          360        355    291861.00    290817.65
2       28420990  9  SHEEP MEADOW DR          MONROE                 CT      06468          360        356    319000.00    318113.19
2       28421527  20-22  HASKELL ST           CAMBRIDGE              MA      02140          360        356    390000.00    388942.77
2       28442705  23  ARCHBRIDGE LN           SPRINGFIELD            NJ      07081          360        356    266000.00    265260.54
2       28442887  38  06 65TH ST              FLUSHING               NY      11373          360        355    331550.00    330422.74
2       28448447  1594  CALABRESE WAY         GILROY                 CA      95020          360        356    374000.00    373011.43
2       28449296  2ND  NW OF 9TH SAN CARLOS   CARMEL                 CA      93921          360        357    300000.00    299436.68
2       28451466  1036  LOS TRANCOS RD        PORTOLA VALLEY         CA      94028          360        354    350000.00    348530.95
2       28469070  156  FAUBEL ST              SARASOTA               FL      34242          360        358    275500.00    275147.44
2       28483220  2619  TYRONE CT             SOUTH SAN FRANCISCO    CA      94080          360        355    243750.00    242878.67
2       28493179  4  SKYTOP DR                MANCHESTER             MA      01944          360        358    254000.00    253691.16
2       28503910  11913  MOUNTAIN VIEW        TRACY                  CA      95637          360        356    300000.00    299186.75
2       28503977  407  MILLS DR               BENICIA                CA      94510          360        357    260000.00    259524.11
2       28509537  120B  RAWHIDE RD E          EDWARDS                CO      81632          360        354    304000.00    302786.48
2       28672228  320  BAND RD                BOULDER CREEK          CA      95006          360        359    257000.00    256831.88
2       28677342  209  JEFFREY LN             NEWTOWN SQUARE         PA      19073          360        354    255000.00    253929.63
2       28678274  5113  WAPAKONETA RD         BETHESDA               MD      20816          360        355    300000.00    298954.06
2       28684116  1831  BALMORAL LN           GLENVIEW               IL      60025          360        354    292000.00    290743.33
2       28700508  405  D ST                   SAN RAFAEL             CA      94901          360        354    370160.00    368566.95
2       28702983  4854  PAYTON ST             SANTA BARBARA          CA      93111          360        359    276000.00    275819.46
2       28710713  105  SUNNYSIDE DR           INVERNESS              CA      94937          360        359    320000.00    319785.28
2       28710960  23  BLACKBERRY DR E         STAMFORD               CT      06903          360        356    385000.00    384007.81
2       27732643  7.87500      0.37500   9/1/1999   1885.18     67.36        386000.00 Single Family Residence         Primary
2       27733161  7.87500      0.37500   7/1/1999   2259.32     94.42        330000.00 Single Family Residence         Primary
2       27733450  7.75000      0.25000   8/1/1999   1902.79     88.53        300000.00 Single Family Residence         Primary
2       27735893  8.50000      1.00000  10/1/1999   2638.91     74.61        460000.00 Single Family Residence         Primary
2       27764935  7.75000      0.25000   7/1/1999   2014.55     95.00        296000.00 Single Family Residence         Primary
2       27766013  7.75000      0.25000   6/1/1999   2081.18     70.00        415000.00 Single Family Residence         Primary
2       28368066  7.75000      0.25000   9/1/1999   3410.12     55.35        860000.00 Single Family Residence         Primary
2       28369908  7.87500      0.37500   7/1/1999   2252.43     92.73        335000.00 Single Family Residence         Primary
2       28394898  7.75000      0.25000   7/1/1999   2084.76     71.85        405000.00 Single Family Residence         Primary
2       28395804  7.87500      0.37500   7/1/1999   3806.61     70.00        750000.00 Single Family Residence         Primary
2       28397321  7.75000      0.25000   8/1/1999   1886.67     77.91        338000.00 Single Family Residence         Primary
2       28398592  7.87500      0.37500  11/1/1999   2822.33     89.48        435000.00 Single Family Residence         Primary
2       28415800  7.75000      0.25000   9/1/1999   2150.67     95.00        316000.00 Single Family Residence         Primary
2       28416543  7.75000      0.25000   8/1/1999   2090.93     88.44        330000.00 Single Family Residence         Primary
2       28420990  7.87500      0.37500   9/1/1999   2312.97     74.88        426000.00 Single Family Residence         Primary
2       28421527  8.00000      0.50000   9/1/1999   2861.68     65.00        600000.00 2-Family                        Primary
2       28442705  7.87500      0.37500   9/1/1999   1928.68     82.35        323000.00 Single Family Residence         Primary
2       28442887  8.00000      0.50000   8/1/1999   2432.80     94.73        350000.00 2-Family                        Primary
2       28448447  8.12500      0.62500   9/1/1999   2776.94     72.76        514000.00 Single Family Residence         Primary
2       28449296  8.37500      0.87500  10/1/1999   2280.22     68.18        440000.00 Single Family Residence         Primary
2       28451466  7.87500      0.37500   7/1/1999   2537.73     70.00        500000.00 Single Family Residence         Investor
2       28469070  8.25000      0.75000  11/1/1999   2069.74     95.00        290000.00 Single Family Residence         Primary
2       28483220  7.75000      0.25000   8/1/1999   1746.25     75.00        325000.00 Single Family Residence         Primary
2       28493179  8.50000      1.00000  11/1/1999   1953.04     79.62        319000.00 Single Family Residence         Primary
2       28503910  8.00000      0.50000   9/1/1999   2201.29     80.00        375000.00 Single Family Residence         Primary
2       28503977  8.50000      1.00000  10/1/1999   1999.18     80.00        325000.00 Single Family Residence         Primary
2       28509537  8.12500      0.62500   7/1/1999   2257.19     77.95        390000.00 Single Family Residence         Investor
2       28672228  8.12500      0.62500  12/1/1999   1908.22     79.08        325000.00 Single Family Residence         Primary
2       28677342  7.87500      0.37500   7/1/1999   1848.93     85.00        300000.00 Single Family Residence         Primary
2       28678274  7.87500      0.37500   8/1/1999   2175.21     64.52        465000.00 Single Family Residence         Primary
2       28684116  7.75000      0.25000   7/1/1999   2091.92     73.00        400000.00 Single Family Residence         Primary
2       28700508  7.75000      0.25000   7/1/1999   2651.87     77.93        475000.00 2-Family                        Investor
2       28702983  8.12500      0.62500  12/1/1999   2049.29     69.00        400000.00 Single Family Residence         Primary
2       28710713  8.00000      0.50000  12/1/1999   2348.05     62.75        510000.00 Single Family Residence         Second
2       28710960  8.25000      0.75000   9/1/1999   2892.38     47.24        815000.00 Single Family Residence         Primary
2       27732643  Purpose
2       27733161  Purpose
2       27733450  Rate/Term Refinance
2       27735893  Rate/Term Refinance
2       27764935  Purpose
2       27766013  Cash-Out Refinance
2       28368066  Rate/Term Refinance
2       28369908  Purpose
2       28394898  Rate/Term Refinance
2       28395804  Cash-Out Refinance
2       28397321  Purpose
2       28398592  Purpose
2       28415800  Purpose
2       28416543  Purpose
2       28420990  Cash-Out Refinance
2       28421527  Cash-Out Refinance
2       28442705  Purpose
2       28442887  Purpose
2       28448447  Purpose
2       28449296  Cash-Out Refinance
2       28451466  Cash-Out Refinance
2       28469070  Purpose
2       28483220  Cash-Out Refinance
2       28493179  Purpose
2       28503910  Purpose
2       28503977  Purpose
2       28509537  Purpose
2       28672228  Purpose
2       28677342  Rate/Term Refinance
2       28678274  Cash-Out Refinance
2       28684116  Rate/Term Refinance
2       28700508  Purpose
2       28702983  Cash-Out Refinance
2       28710713  Cash-Out Refinance
2       28710960  Purpose

2       28711190  41  LOWER TRINITY PASS      POUND RIDGE            NY      10576          360        355    350000.00    348608.00
2       28711836  11  BURNHAM HILL RD         WESTPORT               CT      06880          360        356    400000.00    398887.99
2       28720225  356  BLOSSOM HILL RD        SAN JOSE               CA      95123          360        356    270750.00    269997.30
2       28720332  12345  HIGHLAND ESTATES DR  SAN MARTIN             CA      95046          360        356    650000.00    648237.93
2       28730125  6012  ANNETTE CIRCLE        HUNTINGTON BEACH       CA      92647          360        359    324000.00    323788.06
2       28731263  2032  GARMISH CT            SOUTH LAKE TAHOE       CA      96150          360        355    284000.00    283058.47
2       28731446  1250  ANTELOPE VALLEY RD    RENO                   NV      89506          360        355    296250.00    295150.12
2       28732246  1315  BELCASTRO ST          LAS VEGAS              NV      89117          360        355    250000.00    249128.42
2       28732337  4342  AMBERWOOD AVE         RENO                   NV      89509          360        355    372000.00    370703.04
2       28737088  5021  BOBCAT CT             WOODBRIDGE             VA      22193          360        356    432500.00    431297.63
2       28737278  119  WOODS LN               RADNOR                 PA      19087          360        357    278000.00    277436.65
2       28741403  6209  PACIFIC AVE 202       LOS ANGELES            CA      90293          360        355    291200.00    290159.02
2       28741726  2017  COG HILL DR           CORONA                 CA      91719          360        356    258442.00    257809.82
2       29203346  19909  VINEYARD LN          SARATOGA               CA      95070          360        354    280000.00    278910.12
2       29213444  2425    N GENEVA TERRACE    CHICAGO                IL      60614          360        354    536250.00    533999.12
2       29224300  9  MICHELLE CT              PISCATAWAY             NJ      08854          360        355    350000.00    348779.81
2       29224789  138     BREWSTER RD         MASSAPEQUA             NY      11758          360        355    286000.00    284977.59
2       29230976  592  S ANDOVER DR           ANAHEIM                CA      92807          360        358    439200.00    438652.11
2       29270394  1542  ORIOLE AVE            SUNNYVALE              CA      94087          360        356    400000.00    398859.74
2       29274495  503  HILLCREST DR           REDWOOD CITY           CA      94061          360        359    255000.00    254833.19
2       29283595  6732  DEL PLAYA DR          GOLETA                 CA      93117          360        355    358000.00    356720.19
2       29284973  40515  EMERALD LN           CLINTON TWP            MI      48038          360        354    325000.00    323635.78
2       29286424  997  ROCKDALE DR            SAN JOSE               CA      95129          360        354    315000.00    313677.77
2       29292539  72  GARDEN ST               FARMINGTON             CT      06032          360        357    364500.00    363675.88
2       29307634  1065  STERLING AVE          BERKELEY               CA      94708          360        355    325000.00    323838.20
2       29307808  12  CARISBROOK DR           ORINDA                 CA      94563          360        354    370000.00    368306.81
2       29308137  7660  MARINA COVE DR        SACRAMENTO             CA      95831          360        354    382500.00    380853.79
2       29308871  9TH  AVE 2ND NW +           CARMEL                 CA      93921          360        355    335000.00    333889.36
2       29309481  13113  BROWN AVE            SAN JOSE               CA      95111          360        357    251750.00    251252.60
2       29310729  787  LA ALONDRA WAY         GILROY                 CA      95020          360        359    248900.00    248732.99
2       29329695  432  BIGHORN CIRCLE         SIVERTHORNE            CO      80498          360        355    264005.00    263151.61
2       29330008  831  GOOD HOPE DR           CASTLE ROCK            CO      80104          360        355    468000.00    466326.98
2       29336542  41255  N CANYON RIDGE TRAIL CAVE CREEK             AZ      85331          360        355    351000.00    349653.45
2       29338027  116  S MOUNT VERNON AVE     PRESCOTT               AZ      86303          360        355    324000.00    322870.42
2       29352820  4417  FALLSBRAE RD          FALLBROOK              CA      92028          360        357    415000.00    414240.42
2       28711190  8.00000      0.50000   8/1/1999   2568.18     89.74        390000.00 Single Family Residence         Primary
2       28711836  7.87500      0.37500   9/1/1999   2900.28     42.15        949000.00 Single Family Residence         Primary
2       28720225  7.87500      0.37500   9/1/1999   1963.13     95.00        285000.00 Single Family Residence         Primary
2       28720332  8.00000      0.50000   9/1/1999   4769.47     73.86        880000.00 Single Family Residence         Primary
2       28730125  8.12500      0.62500  12/1/1999   2405.69     80.00        405000.00 Single Family Residence         Primary
2       28731263  8.12500      0.62500   8/1/1999   2108.69     80.00        355000.00 Single Family Residence         Primary
2       28731446  8.00000      0.50000   8/1/1999   2173.78     75.00        395000.00 Single Family Residence         Primary
2       28732246  7.87500      0.37500   8/1/1999   1812.67     59.52        420000.00 Single Family Residence         Primary
2       28732337  7.87500      0.37500   8/1/1999   2697.26     80.00        465000.00 Single Family Residence         Primary
2       28737088  7.87500      0.37500   9/1/1999   3135.93     76.28        567000.00 Single Family Residence         Primary
2       28737278  8.00000      0.50000  10/1/1999   2039.87     57.56        483000.00 Single Family Residence         Primary
2       28741403  7.75000      0.25000   8/1/1999   2086.19     68.52        425000.00 Single Family Residence         Primary
2       28741726  8.50000      1.00000   9/1/1999   1987.20     87.02        297000.00 Single Family Residence         Primary
2       29203346  8.25000      0.75000   7/1/1999   2103.55     70.00        400000.00 Condominium                     Investor
2       29213444  7.87500      0.37500   7/1/1999   3888.18     75.00        715000.00 4-Family                        Investor
2       29224300  7.87500      0.37500   8/1/1999   2537.73     86.85        403000.00 Single Family Residence         Primary
2       29224789  7.75000      0.25000   8/1/1999   2048.94     85.37        335000.00 Single Family Residence         Primary
2       29230976  8.37500      0.87500  11/1/1999   3338.24     80.00        549000.00 Single Family Residence         Primary
2       29270394  7.75000      0.25000   9/1/1999   2865.65     70.80        565000.00 Single Family Residence         Primary
2       29274495  8.12500      0.62500  12/1/1999   1893.37     71.83        355000.00 Single Family Residence         Primary
2       29283595  7.75000      0.25000   8/1/1999   2564.76     66.92        535000.00 2-Family                        Investor
2       29284973  7.87500      0.37500   7/1/1999   2356.48     92.86        350000.00 Condominium                     Primary
2       29286424  7.87500      0.37500   7/1/1999   2283.97     75.00        420000.00 Single Family Residence         Primary
2       29292539  8.37500      0.87500  10/1/1999   2770.46     90.00        405000.00 Single Family Residence         Primary
2       29307634  7.75000      0.25000   8/1/1999   2328.34     36.11        900000.00 Single Family Residence         Primary
2       29307808  7.75000      0.25000   7/1/1999   2650.73     61.67        600000.00 Single Family Residence         Primary
2       29308137  7.75000      0.25000   7/1/1999   2740.28     75.00        510000.00 Single Family Residence         Primary
2       29308871  8.12500      0.62500   8/1/1999   2487.37     55.83        600000.00 Single Family Residence         Second
2       29309481  8.12500      0.62500  10/1/1999   1869.24     95.00        265000.00 Single Family Residence         Primary
2       29310729  8.00000      0.50000  12/1/1999   1826.34     95.00        262000.00 Single Family Residence         Primary
2       29329695  8.25000      0.75000   8/1/1999   1983.38     94.29        280000.00 Single Family Residence         Primary
2       29330008  7.75000      0.25000   8/1/1999   3352.81     89.14        525000.00 Single Family Residence         Primary
2       29336542  7.75000      0.25000   8/1/1999   2514.61     86.67        405000.00 Single Family Residence         Primary
2       29338027  7.87500      0.37500   8/1/1999   2349.22     80.00        405000.00 Single Family Residence         Second
2       29352820  8.50000      1.00000  10/1/1999   3190.99     66.40        625000.00 Single Family Residence         Primary
2       28711190  Purpose
2       28711836  Cash-Out Refinance
2       28720225  Purpose
2       28720332  Purpose
2       28730125  Purpose
2       28731263  Rate/Term Refinance
2       28731446  Rate/Term Refinance
2       28732246  Cash-Out Refinance
2       28732337  Rate/Term Refinance
2       28737088  Rate/Term Refinance
2       28737278  Purpose
2       28741403  Purpose
2       28741726  Purpose
2       29203346  Cash-Out Refinance
2       29213444  Rate/Term Refinance
2       29224300  Purpose
2       29224789  Rate/Term Refinance
2       29230976  Purpose
2       29270394  Purpose
2       29274495  Purpose
2       29283595  Rate/Term Refinance
2       29284973  Purpose
2       29286424  Purpose
2       29292539  Purpose
2       29307634  Purpose
2       29307808  Cash-Out Refinance
2       29308137  Purpose
2       29308871  Cash-Out Refinance
2       29309481  Purpose
2       29310729  Purpose
2       29329695  Purpose
2       29330008  Purpose
2       29336542  Rate/Term Refinance
2       29338027  Purpose
2       29352820  Cash-Out Refinance

2       29352861  11  MAINSAIL DR             NEWPORT BEACH          CA      92625          360        357    390000.00    389189.52
2       29360930  88  HOWARD PARK DR          TENAFLY                NJ      07670          360        355    374850.00    373489.75
2       29382819  526  VINCENTE AVE           BERKELEY               CA      94707          360        355    300000.00    298954.06
2       29384690  17980  LOS OLIVOS DR        SAN JOSE               CA      95070          360        355    283000.00    282061.76
2       29390523  9687  S 35TH ST             LAKE WORTH             FL      33467          360        355    300000.00    299054.55
2       29399326  579  NE PLANTATION ROAD 3   STUART                 FL      34996          360        359    258300.00    258139.45
2       29400314  511  BALCH WAY              BEN LOMOND             CA      95005          360        355    272000.00    271051.69
2       29400884  753  LAS OLAS DR            APTOS                  CA      95003          360        355    388000.00    386713.65
2       29418373  8216  GLEN HEATHER DR       FREDERICK              MD      21702          360        355    253000.00    251253.34
2       29419785  1324  MOUNTAIN PARK PL      ESCONDIDO              CA      92027          360        357    254600.00    254145.82
2       29424504  6004  VISTA DE LA MESA      LA JOLLA               CA      92037          360        355    997500.00    993934.12
2       29424868  1604  LASSEN WAY            BURLINGAME             CA      94010          360        355    430000.00    428500.83
2       29425733  5956  KANAN DUNE RD         MALIBU                 CA      90265          360        355    496000.00    494226.91
2       29427226  600  BUSCH PL               PASADENA               CA      91105          360        355    649000.00    646679.91
2       29427515  5146  MATORRAL WAY          SANTA BARBARA          CA      93111          360        355    419625.00    418162.02
2       29453792  3580  COTTER RIM LN         DIAMOND BAR            CA      91765          360        355    317600.00    316547.07
2       29453966  1800  VIA DEL REY ST        SOUTH PASADENA         CA      91030          360        355    338400.00    337017.55
2       29458973  1285  PIAZZA LN             GILROY                 CA      95020          360        356    290000.00    289173.30
2       29459674  120  E COURT LN             FOSTER CITY            CA      94404          360        355    310000.00    308891.79
2       29501012  60  UPLAND RD               KENTFIELD              CA      94904          360        355    500000.00    498342.34
2       29511698  3986  SWARTHMORE CT         CLAREMONT              CA      91711          360        355    458500.00    456979.94
2       29524121  12856  ISOCOMA ST           SAN DIEGO              CA      92129          360        355    287900.00    286896.27
2       29524675  14230  DALHOUSIE RD         SAN DIEGO              CA      92129          360        356    339150.00    338183.22
2       29532264  26053  RACHEL HILL DR       SOUTH RIDING           VA      20152          360        355    246000.00    245318.00
2       29546702  1063  ROSSI WAY             SAN MATEO              CA      94403          360        357    366360.00    355416.96
2       29547353  429  LARCH AVE              SO SAN FRANCISCO       CA      94080          360        356    274500.00    273774.45
2       29549458  716  PARK WAY               SO SAN FRANCISCO       CA      94080          360        358    258750.00    258427.22
2       30748883  1060  N COUNTRYSIDE DR      WALNUT                 CA      91789          360        357    289400.00    288856.59
2       30861934  27793  HIGH KNOLL RD        LAKE ARROWHEAD         CA      92352          360        355    422000.00    420113.25
2       30863013  644  TURQUOISE DR           HERCULES               CA      94547          360        355    293400.00    292475.36
2       30863385  9582  CAPE SPLIT CIRCLE     HUNTINGTON BEACH       CA      92646          360        356    290000.00    289173.30
2       30863922  67  TENNIS VILLAS DR        DANA POINT             CA      92629          360        355    262000.00    261063.40
2       30874887  990  KELLEY CT              LAFAYETTE              CA      94549          360        355    500000.00    497721.02
2       30876387  939  SIR FRANCIS DRAKE BO   KENTFIELD              CA      94904          360        356    400000.00    399020.39
2       30908370  2311  NEWPORT GAP PIKE      WILMINGTON             DE      19808          360        356    303200.00    302494.54
2       29352861  7.87500      0.37500  10/1/1999   2827.77     79.59        490000.00 Single Family Residence         Primary
2       29360930  7.67500      0.25000   8/1/1999   2666.07     89.25        420000.00 Single Family Residence         Primary
2       29382819  7.87500      0.37500   8/1/1999   2175.21     52.45        572000.00 Single Family Residence         Primary
2       29384690  8.12500      0.62500   8/1/1999   2101.27     62.54        452500.00 Single Family Residence         Investor
2       29390523  8.37500      0.87500   8/1/1999   2280.22     66.37        452000.00 Single Family Residence         Primary
2       29399326  8.37500      0.87500  12/1/1999   1963.27     90.00        287000.00 Condominium                     Second
2       29400314  7.87500      0.37500   8/1/1999   1972.19     66.34        410000.00 Single Family Residence         Primary
2       29400884  8.12500      0.62500   8/1/1999   2880.89     35.27       1100000.00 Single Family Residence         Second
2       29418373  8.25000      0.75000   8/1/1999   1900.70     94.40        268000.00 Single Family Residence         Primary
2       29419785  8.62500      1.12500  10/1/1999   1980.25     95.00        268000.00 Single Family Residence         Primary
2       29424504  7.75000      0.25000   8/1/1999   7146.21     70.00       1425000.00 Single Family Residence         Primary
2       29424868  7.87500      0.37500   8/1/1999   3117.80     75.97        566000.00 Single Family Residence         Primary
2       29425733  7.75000      0.25000   8/1/1999   3553.40     43.13       1150000.00 Single Family Residence         Primary
2       29427226  7.75000      0.25000   8/1/1999   4649.52     59.00       1100000.00 Single Family Residence         Primary
2       29427515  7.87500      0.37500   8/1/1999   3042.57     75.00        559500.00 3-Family                        Investor
2       29453792  8.12500      0.62500   8/1/1999   2358.17     83.58        380000.00 Single Family Residence         Primary
2       29453966  7.75000      0.25000   8/1/1999   2424.34     80.00        423000.00 Single Family Residence         Primary
2       29458973  7.75000      0.25000   9/1/1999   2077.60     58.00        500000.00 Single Family Residence         Primary
2       29459674  7.75000      0.25000   8/1/1999   2220.88     79.90        388000.00 Town Home                       Primary
2       29501012  8.12500      0.62500   8/1/1999   3712.49     50.00       1000000.00 Single Family Residence         Primary
2       29511698  8.12500      0.62500   8/1/1999   3404.35     70.00        655000.00 Single Family Residence         Second
2       29524121  7.87500      0.37500   8/1/1999   2087.47     88.86        324000.00 Single Family Residence         Primary
2       29524675  7.75000      0.25000   9/1/1999   2429.71     95.00        357000.00 Single Family Residence         Primary
2       29532264  9.00000      1.50000   8/1/1999   1979.37     94.62        260000.00 Single Family Residence         Primary
2       29546702  7.75000      0.25000  10/1/1999   2624.65     80.00        457950.00 Single Family Residence         Primary
2       29547353  8.12500      0.62500   9/1/1999   2038.15     90.00        305000.00 Single Family Residence         Primary
2       29549458  8.37500      0.87500  11/1/1999   1966.69     75.00        345000.00 Single Family Residence         Primary
2       30748883  8.37500      0.87500  10/1/1999   2199.65     64.31        450000.00 Single Family Residence         Primary
2       30861934  7.75000      0.25000   8/1/1999   3023.26     75.36        560000.00 Single Family Residence         Second
2       30863013  8.37500      0.87500   8/1/1999   2230.05     83.83        350000.00 Single Family Residence         Primary
2       30863385  7.75000      0.25000   9/1/1999   2077.60     66.21        438000.00 Single Family Residence         Primary
2       30863922  7.75000      0.25000   8/1/1999   1877.00     74.86        350000.00 Condominium                     Primary
2       30874887  7.87500      0.37500   8/1/1999   3625.35     69.93        715000.00 Single Family Residence         Primary
2       30876387  8.50000      1.00000   9/1/1999   3075.65     76.19        525000.00 2-Family                        Investor
2       30908370  8.75000      1.25000   9/1/1999   2385.28     73.06        415000.00 Single Family Residence         Primary
2       29352861  Purpose
2       29360930  Purpose
2       29382819  Cash-Out Refinance
2       29384690  Rate/Term Refinance
2       29390523  Purpose
2       29399326  Purpose
2       29400314  Cash-Out Refinance
2       29400884  Cash-Out Refinance
2       29418373  Rate/Term Refinance
2       29419785  Purpose
2       29424504  Cash-Out Refinance
2       29424868  Rate/Term Refinance
2       29425733  Cash-Out Refinance
2       29427226  Purpose
2       29427515  Purpose
2       29453792  Rate/Term Refinance
2       29453966  Purpose
2       29458973  Cash-Out Refinance
2       29459674  Purpose
2       29501012  Cash-Out Refinance
2       29511698  Cash-Out Refinance
2       29524121  Purpose
2       29524675  Purpose
2       29532264  Purpose
2       29546702  Purpose
2       29547353  Purpose
2       29549458  Cash-Out Refinance
2       30748883  Rate/Term Refinance
2       30861934  Rate/Term Refinance
2       30863013  Rate/Term Refinance
2       30863385  Purpose
2       30863922  Rate/Term Refinance
2       30874887  Cash-Out Refinance
2       30876387  Purpose
2       30908370  Rate/Term Refinance

2       30912695  2919  BRIARWOOD DR          TORRANCE               CA      90505          360        355    330000.00    328820.31
2       30913958  5023  STERN AVE             SHERMAN OAKS           CA      91423          360        356    336000.00    335042.18
2       30926240  1000  N LAKE SHORE PLAZA    CHICAGO                IL      60611          360        355    360000.00    358713.09
2       30962484  5555  WOOD DUCK CT          SHOREVIEW              MN      55126          360        356    243900.00    243204.74
2       31008295  1737  CUMBRE                SAN PEDRO              CA      90732          360        355    250000.00    249150.03
2       31019888  6581  CROWN BLVD+           SAN JOSE               CA      95120          360        355    355000.00    353852.46
2       31035322  170  E 87TH ST E-17E        NEW YORK               NY      10128          360        357    294000.00    293461.88
2       31043763  16231  RINGER RD            WAYZATA                MN      55391          360        355    349500.00    348311.71
2       31062680  15910  TYLER ISLAND RD      ISLETON                CA      95641          360        356    310500.00    309658.27
2       31062706  763  WOODWIND PL            WALNUT CREEK           CA      94598          360        355    529000.00    527246.22
2       31063621  7  BEVERLY TERRACE          MILL VALLEY            CA      94941          360        356    399000.00    397918.27
2       31077449  2412  LANDER RD             PEPPER PIKE            OH      44124          360        356    244000.00    243321.68
2       31077803  11429  RENGENCY LN          CARMEL                 IN      46033          360        355    265500.00    264550.91
2       31094246  1858  SCHOOL ST             MORAGA                 CA      94556          360        356    416250.00    415121.58
2       31095276  942  FELL ST  +             SAN FRANCISCO          CA      94117          360        356    325000.00    324140.92
2       31096928  645  CEDARBERRY LN          SAN RAFAEL             CA      94903          360        357    405000.00    404199.84
2       31100399  2403  VANDERBILT LANE UNIT  REDONDO BEACH          CA      90278          360        359    255200.00    255028.76
2       31102858  828  BIG BEND DR            PACIFICA               CA      94044          360        355    337600.00    336393.12
2       31103641  1810  36TH AVE              SAN FRANCISCO          CA      94122          360        356    450000.00    448717.20
2       31103922  6639  WINTERSET WAY         SAN JOSE               CA      95120          360        355    385000.00    383623.68
2       31103963  190  DALEY CT               SAN BRUNO              CA      94066          360        356    260000.00    259295.16
2       31114796  4062  FARIA RD              VENTURA                CA      93001          360        355    520000.00    518141.11
2       31145493  2131  GLENVIEW DR           HOLLISTER              CA      95023          360        356    256211.00    255567.30
2       31153711  2308  BANNER AVE            SUMMERLAND             CA      93067          360        356    419000.00    417947.32
2       31170590  8402  DEEPVIEW DR           HUNTINGTON BEACH       CA      92646          360        356    300000.00    299144.03
2       31172372  1335  VIENNA WAY +          VENICE                 CA      90291          360        356    459000.00    457846.83
2       31210578  690  SHAWNEE WOODS RD       MEDINA                 MN      55340          360        356    360000.00    358999.20
2       31291941  2011  ALOHA DR              SOUTH LAKE TAHOE       CA      96150          360        355    645000.00    642694.23
2       31292808  1832  COUNTRY MEADOWS DR    HENDERSON              NV      89012          360        357    283500.00    282925.53
2       31295801  4024  ANTIQUE STERLING      LAS VEGAS              NV      89129          360        357    375150.00    374342.55
2       31353642  108-68  48TH AVE            CORONA                 NY      11368          360        357    324000.00    323375.93
2       31353691  46-46  211TH ST             BAYSIDE                NY      11364          360        357    344000.00    343432.06
2       31354012  15  STATION RD              DENVILLE               NJ      07834          360        357    266000.00    265525.48
2       31354418  12  WALNUT ST               FAIRVIEW               NJ      07022          360        356    265500.00    264832.98
2       31354640  905  WILLOW AVE             HOBOKEN                NJ      07030          360        357    355500.00    354797.62
2       30912695  7.75000      0.25000   8/1/1999   2364.16     75.00        440000.00 Single Family Residence         Primary
2       30913958  7.75000      0.25000   9/1/1999   2407.15     80.00        420000.00 Single Family Residence         Primary
2       30926240  7.75000      0.25000   8/1/1999   2579.08     88.89        405000.00 Condominium                     Primary
2       30962484  7.75000      0.25000   9/1/1999   1747.33     90.00        271000.00 Single Family Residence         Primary
2       31008295  8.00000      0.50000   8/1/1999   1834.41     62.50        400000.00 Single Family Residence         Primary
2       31019888  8.25000      0.75000   8/1/1999   2667.00     63.96        555000.00 2-Family                        Investor
2       31035322  8.50000      1.00000  10/1/1999   2260.61     70.00        420000.00 Condominium                     Second
2       31043763  8.00000      0.50000   8/1/1999   2564.51     76.31        458000.00 Single Family Residence         Primary
2       31062680  8.00000      0.50000   9/1/1999   2278.34     63.69        487500.00 Single Family Residence         Primary
2       31062706  8.12500      0.62500   8/1/1999   3927.81     66.13        800000.00 Single Family Residence         Primary
2       31063621  8.00000      0.50000   9/1/1999   2927.72     95.00        420000.00 Single Family Residence         Primary
2       31077449  7.87500      0.37500   9/1/1999   1769.17     80.00        305000.00 Single Family Residence         Primary
2       31077803  7.75000      0.25000   8/1/1999   1902.07     88.50        300000.00 Single Family Residence         Primary
2       31094246  8.00000      0.50000   9/1/1999   3054.30     75.00        555000.00 Single Family Residence         Primary
2       31095276  8.12500      0.62500   9/1/1999   2413.12     51.10        636000.00 2-Family                        Primary
2       31096928  8.12500      0.62500  10/1/1999   3007.11     90.00        450000.00 Single Family Residence         Primary
2       31100399  8.00000      0.50000  12/1/1999   1872.57     80.00        319000.00 Condominium                     Primary
2       31102858  7.75000      0.25000   8/1/1999   2418.61     80.00        422000.00 Single Family Residence         Primary
2       31103641  7.75000      0.25000   9/1/1999   3223.86     75.00        600000.00 Single Family Residence         Primary
2       31103922  7.75000      0.25000   8/1/1999   2758.19     77.78        495000.00 Single Family Residence         Primary
2       31103963  8.00000      0.50000   9/1/1999   1907.79     67.53        385000.00 Single Family Residence         Primary
2       31114796  7.75000      0.25000   8/1/1999   3725.34     75.36        690000.00 Single Family Residence         Primary
2       31145493  8.37500      0.87500   9/1/1999   1947.39     94.89        270000.00 Single Family Residence         Primary
2       31153711  8.37500      0.87500   9/1/1999   3184.70     72.24        580000.00 3-Family                        Investor
2       31170590  7.75000      0.25000   9/1/1999   2149.24     55.56        540000.00 Single Family Residence         Primary
2       31172372  8.37500      0.87500   9/1/1999   3488.73     90.00        510000.00 Single Family Residence         Primary
2       31210578  7.87500      0.37500   9/1/1999   2610.25     75.00        480000.00 Single Family Residence         Primary
2       31291941  7.75000      0.25000   8/1/1999   4620.86     74.57        865000.00 Single Family Residence         Second
2       31292808  8.00000      0.50000  10/1/1999   2080.22     90.00        315000.00 Single Family Residence         Primary
2       31295801  8.25000      0.75000  10/1/1999   2818.38     94.97        395000.00 Single Family Residence         Primary
2       31353642  8.25000      0.75000  10/1/1999   2434.10     90.00        360000.00 2-Family                        Primary
2       31353691  9.00000      1.50000  10/1/1999   2767.90     80.00        430000.00 2-Family                        Primary
2       31354012  8.62500      1.12500  10/1/1999   2068.92     95.00        280000.00 Single Family Residence         Primary
2       31354418  8.37500      0.87500   9/1/1999   2017.99     90.00        295000.00 Single Family Residence         Primary
2       31354640  8.12500      0.62500  10/1/1999   2639.58     90.00        395000.00 2-Family                        Primary
2       30912695  Cash-Out Refinance
2       30913958  Purpose
2       30926240  Purpose
2       30962484  Rate/Term Refinance
2       31008295  Cash-Out Refinance
2       31019888  Purpose
2       31035322  Purpose
2       31043763  Rate/Term Refinance
2       31062680  Purpose
2       31062706  Rate/Term Refinance
2       31063621  Purpose
2       31077449  Rate/Term Refinance
2       31077803  Purpose
2       31094246  Cash-Out Refinance
2       31095276  Cash-Out Refinance
2       31096928  Purpose
2       31100399  Purpose
2       31102858  Purpose
2       31103641  Cash-Out Refinance
2       31103922  Purpose
2       31103963  Purpose
2       31114796  Purpose
2       31145493  Purpose
2       31153711  Purpose
2       31170590  Purpose
2       31172372  Purpose
2       31210578  Cash-Out Refinance
2       31291941  Purpose
2       31292808  Purpose
2       31295801  Purpose
2       31353642  Purpose
2       31353691  Purpose
2       31354012  Purpose
2       31354418  Purpose
2       31354640  Purpose

2       31356405  8  WELLS HILL RD            WESTON                 CT      06883          360        357    580000.00    578854.08
2       31436975  20407  WHISPERING WATER WAY CYPRESS                TX      77429          360        358    251600.00    251278.02
2       31439698  20293  E LAKE CIRCLE        AURORA                 CO      80016          360        356    260200.00    259562.76
2       31439755  16  FAIRWAY LN              LITTLETON              CO      80123          360        356    287950.00    287038.43
2       31482110  209  VIA ALAMEDA            TORRANCE               CA      90277          360        357    515200.00    514129.32
2       31493588  11150  THELEN DR            TRUCKEE                CA      96161          360        358    319500.00    319121.38
2       31506421  850  REID AVE               SAN BRUNO              CA      94066          360        356    312000.00    311110.59
2       31508831  10  BRUSH PL                SAN FRANCISCO          CA      94103          360        357    337500.00    336780.77
2       31510548  9  BARCELONA WAY            CLAYTON                CA      94517          360        357    276000.00    275494.84
2       31512866  1434  CHESTNUT ST           SAN CARLOS             CA      94070          360        357    350000.00    349342.81
2       31559586  174  HAMPSHIRE AVE          DALY CITY              CA      94015          360        357    282000.00    281413.95
2       31560287  378  19TH AVE               SAN FRANCISCO          CA      94121          360        357    480000.00    478977.08
2       31617392  907  BEDFORD                GROSS POINTE           MI      48230          360        356    269500.00    268750.80
2       31620388  3414  E MARDEN              LONG GROVE             IL      60047          360        357    336000.00    335369.10
2       32017899  1  EDGEWOOD TERRACE         MONTCLAIR              NJ      07042          360        358    400000.00    399561.38
2       32029969  47  E HUDSON AVE            ENGLEWOOD              NJ      07631          360        358    387000.00    386553.07
2       32049835  14079  JAMACHA HILLS RD     JAMUL                  CA      91935          360        358    305000.00    304609.69
2       32054868  14529  PIONEER HILLS DR     GERMANTOWN             MD      20874          360        359    353700.00    353456.59
2       32067811  164  WASHINGTON ST          MARBLEHEAD             MA      01945          360        359    253600.00    253481.68
2       32067878  59  OVERLOOK RAOD           ARLINGTON              MA      02476          360        358    257310.00    256980.72
2       32068157  42  LEWIS POINT RD          BUZZARDS BAY           MA      02532          360        358    252000.00    251685.65
2       32070971  4749  LA PINTA WAY          SAN JOSE               CA      95127          360        357    302000.00    301356.43
2       32100034  2546  S BUNDY DR            LOS ANGELES            CA      90064          360        357    256300.00    255806.31
2       32606519  510  W GREENBRIAR LN        DALLAS                 TX      75208          360        359    427500.00    427254.05
2       32639890  1516  SARAN CT              OCEANSIDE              CA      92057          360        359    247380.00    247230.14
2       32641524  4559  W RED ROCK DR         LARKSPUR               CO      80118          360        357    247135.00    246682.68
2       32684227  15665  SW 17 ST             DAVIE                  FL      33326          360        358    376000.00    375530.96
2       32732240  1400  CEDAR ST              SAN CARLOS             CA      94070          360        359    300000.00    299803.76
2       32733008  92  COMSTOCK HILL AVE       NORWALK                CT      06860          360        359    243250.00    243113.63
2       32856486  524  ELM CT                 SOUTH SAN FRANCISCO    CA      94080          360        358    298760.00    298377.16
2       32874083  80  SPRING LN               CANTON                 MA      02021          360        359    304000.00    303811.05
2       32880692  2887  EXETER PL             SANTA BARBARA          CA      93105          360        358    360000.00    359527.43
2       32905002  9429  N OLIPHANT AVE        MORTON GROVE           IL      60053          360        359    256500.00    256336.44
2       32920027  30  FLOWER HILL RD          HUNTINGTON             NY      11743          360        359    255000.00    254833.19
2       32988818  2035  120TH ST              COLLEGE POINT          NY      11356          360        359    341050.00    340826.90
2       31356405  8.12500      0.62500  10/1/1999   4306.48     72.50        800000.00 Single Family Residence         Primary
2       31436975  8.25000      0.75000  11/1/1999   1890.19     89.99        279600.00 Single Family Residence         Primary
2       31439698  8.50000      1.00000   9/1/1999   2000.71     75.42        345000.00 Single Family Residence         Primary
2       31439755  8.12500      0.62500   9/1/1999   2138.02     79.99        360000.00 Single Family Residence         Primary
2       31482110  7.87500      0.37500  10/1/1999   3735.56     80.00        644000.00 Single Family Residence         Primary
2       31493588  8.62500      1.12500  11/1/1999   2485.04     56.05        570000.00 Single Family Residence         Primary
2       31506421  7.75000      0.25000   9/1/1999   2235.21     77.04        405000.00 Single Family Residence         Primary
2       31508831  7.75000      0.25000  10/1/1999   2417.89     90.00        375000.00 Condominium                     Primary
2       31510548  8.50000      1.00000  10/1/1999   2122.20     77.97        354000.00 Single Family Residence         Primary
2       31512866  8.37500      0.87500  10/1/1999   2660.25     64.22        545000.00 Single Family Residence         Primary
2       31559586  7.87500      0.37500  10/1/1999   2044.70     75.00        376000.00 Single Family Residence         Primary
2       31560287  7.75000      0.25000  10/1/1999   3438.78     48.98        980000.00 3-Family                        Primary
2       31617392  7.87500      0.37500   9/1/1999   1954.06     75.92        355000.00 Single Family Residence         Primary
2       31620388  8.37500      0.87500  10/1/1999   2553.84     78.14        430000.00 Single Family Residence         Primary
2       32017899  9.00000      1.50000  11/1/1999   3218.49     67.80        590000.00 Single Family Residence         Primary
2       32029969  8.75000      1.25000  11/1/1999   3044.53     90.00        430000.00 2-Family                        Primary
2       32049835  8.25000      0.75000  11/1/1999   2291.36     55.45        550000.00 Single Family Residence         Primary
2       32054868  7.87500      0.37500  12/1/1999   2564.57     90.00        393000.00 Single Family Residence         Primary
2       32067811  9.75000      2.25000  12/1/1999   2178.82     79.50        319000.00 Single Family Residence         Primary
2       32067878  8.25000      0.75000  11/1/1999   1933.08     90.00        285900.00 Single Family Residence         Primary
2       32068157  8.37500      0.87500  11/1/1999   1915.38     78.75        320000.00 Single Family Residence         Primary
2       32070971  7.75000      0.25000  10/1/1999   2163.56     79.68        379000.00 Single Family Residence         Primary
2       32100034  8.25000      0.75000  10/1/1999   1925.50     89.93        285000.00 Single Family Residence         Primary
2       32606519  8.75000      1.25000  12/1/1999   3363.14     75.00        570000.00 Single Family Residence         Primary
2       32639890  8.50000      1.00000  12/1/1999   1902.14     94.42        262000.00 Single Family Residence         Primary
2       32641524  8.50000      1.00000  10/1/1999   1900.25     88.26        280000.00 Single Family Residence         Primary
2       32684227  8.37500      0.87500  11/1/1999   2857.87     79.83        471000.00 Single Family Residence         Primary
2       32732240  8.12500      0.62500  12/1/1999   2227.49     63.83        470000.00 Single Family Residence         Primary
2       32733008  8.87500      1.37500  12/1/1999   1935.41     57.92        420000.00 Single Family Residence         Primary
2       32856486  8.25000      0.75000  11/1/1999   2244.48     77.40        386000.00 Single Family Residence         Primary
2       32874083  8.37500      0.87500  12/1/1999   2310.62     79.79        381000.00 Single Family Residence         Primary
2       32880692  8.12500      0.62500  11/1/1999   2672.99     90.00        400000.00 Single Family Residence         Primary
2       32905002  8.25000      0.75000  12/1/1999   1927.00     95.00        270000.00 Single Family Residence         Primary
2       32920027  8.12500      0.62500  12/1/1999   1893.37     41.46        615000.00 Single Family Residence         Primary
2       32988818  8.12500      0.62500  12/1/1999   2532.29     91.68        372000.00 2-Family                        Primary
2       31356405  Purpose
2       31436975  Purpose
2       31439698  Rate/Term Refinance
2       31439755  Rate/Term Refinance
2       31482110  Rate/Term Refinance
2       31493588  Rate/Term Refinance
2       31506421  Purpose
2       31508831  Purpose
2       31510548  Purpose
2       31512866  Rate/Term Refinance
2       31559586  Cash-Out Refinance
2       31560287  Purpose
2       31617392  Rate/Term Refinance
2       31620388  Purpose
2       32017899  Cash-Out Refinance
2       32029969  Purpose
2       32049835  Cash-Out Refinance
2       32054868  Rate/Term Refinance
2       32067811  Purpose
2       32067878  Purpose
2       32068157  Purpose
2       32070971  Purpose
2       32100034  Purpose
2       32606519  Purpose
2       32639890  Purpose
2       32641524  Purpose
2       32684227  Purpose
2       32732240  Cash-Out Refinance
2       32733008  Cash-Out Refinance
2       32856486  Purpose
2       32874083  Purpose
2       32880692  Purpose
2       32905002  Purpose
2       32920027  Cash-Out Refinance
2       32988818  Purpose

2       33008103    5310  VIA RAMON             YORBA LINDA            CA      92886        360        358    271200.00    270852.93
2       33015512    905  POPPY LN               CARLSBAD               CA      92008        360        359    292000.00    291818.51
2       33031881    5112  SOUTHWICK CT          SAN JOSE               CA      95136        360        359    300000.00    299813.53
2       33047598    6766  TAOS CT               LISLE                  IL      60532        360        358    287900.00    287522.07
2       33094244    7712  HACKAMORE DR          POTOMAC                MD      20854        360        359    375000.00    374754.70
2       33189689    5311  E HARTFORD AVE        SCOTTSDALE             AZ      85254        360        359    320000.00    319811.07
2       33193764    18621  KOSICH DR            SARATOGA               CA      95070        360        359    372000.00    371768.78
2       33426826    1624  WELLESLEY DR          SANTA MONICA           CA      90405        360        359    357000.00    356760.46
2       33451576    2232  AQUATIC CT            SAN LEANDRO            CA      94579        360        359    278360.00    278173.22
2       33478751    39  COUNTRY CLUB DR         SAN FRANCISCO          CA      94132        360        359    349600.00    349377.07
2       33480302    1224  SACRAMENTO ST UNIT 5  SAN FRANCISCO          CA      94108        360        359    350000.00    349759.14
2       33501909    2867  TURNBULL CANYON RD    HACIENDA HEIGHTS       CA      91745        360        359    480000.00    479686.01
2       33518465    25396  DERING LN            LAKE VILLA             IL      60046        360        359    280000.00    279812.13
2       33684515    141  CANTERBURY AVE         DALY CITY              CA      94015        360        359    273750.00    273566.32
2       7014861061  14027  BERRYVILLE RD        DARNESTOWN             MD      20874        360        276    475200.00    440906.39
2       7015428027  1021  TRUENO AV             CAMARILLO              CA      93010        360        279    312000.00    269331.56
2       7018320551  12776      ANDALUSIA D      CAMARILLO              CA      93012        360        316    415000.00    399875.64
2       7018364310  1995      INDIAN VALL       NOVATO                 CA      94947        360        316    556000.00    535669.47
2       7018417670  21      CALUMET AVE         HATINGS HDSN           NY      10706        360        318    382400.00    370795.48
2       7018419064  40      SOMERSET PL         PALO ALTO              CA      94301        360        315    460000.00    443316.22
2       7018428669  4121      PICASSO AVE       WOODLAND HILLS         CA      91364        360        316    278000.00    267837.86
2       7018472261  1718      NANTUCKET D       HOUSTON                TX      77057        360        316    252000.00    242967.19
2       7018646898  25776S HIGHWAY 211          ESTACADA               OR      97023        360        321    348700.00    339248.97
2       7018744990  28466      LA PLUMOSA       LAGUNA NIGUEL          CA      92677        360        323    285000.00    277300.13
2       7018795216  234      WEST 138TH         NEW YORK               NY      10030        360        325    372000.00    363084.23
2       7018800099  22826      LAZY TRAIL       DIAMOND BAR            CA      91765        360        323    889000.00    864983.05
2       7018916671  1130      BLUE HERON        ROSELLE                IL      60172        360        328    306700.00    299316.79
2       7018923156  14281  GALLAGHER RD         DELRAY BEACH           FL      33445        360        327    480000.00    468136.88
2       7018930086  32      EMERSON PL          SAG HARBOR             NY      11963        360        328    260000.00    243371.39
2       7018937388  55      CHERRY LN           CAMPBELL               CA      95008        360        328    354600.00    345600.15
2       7018949615  737N ZIEGLER WAY            PLACENTIA              CA      92670        360        330    271300.00    265680.11
2       7018978275  64      WILLOWMERE          RIVERSIDE              CT      06878        360        329    555000.00    541978.46
2       7018981840  3422  YELLOWTAIL DR         LOS ALAMITOS           CA      90720        360        329    397500.00    388775.35
2       7019003412  3703      HOMELAND DR       LOS ANGELES            CA      90008        360        329    266400.00    260293.31
2       7019039739  5672      GRANDVIEW A       YORBA LINDA            CA      92886        360        331    439200.00    430010.56
2       33008103    8.25000      0.75000  11/1/1999   2037.44     80.00        339000.00 Single Family Residence         Primary
2       33015512    8.37500      0.87500  12/1/1999   2219.41     80.00        365000.00 Single Family Residence         Primary
2       33031881    8.37500      0.87500  12/1/1999   2280.22     72.29        415000.00 Single Family Residence         Primary
2       33047598    8.12500      0.62500  11/1/1999   2137.65     89.97        320000.00 Single Family Residence         Primary
2       33094244    8.12500      0.62500  12/1/1999   2784.36     63.56        590000.00 Single Family Residence         Primary
2       33189689    8.62500      1.12500  12/1/1999   2488.93     80.00        400000.00 Single Family Residence         Primary
2       33193764    8.37500      0.87500  12/1/1999   2827.47     65.03        572000.00 Single Family Residence         Primary
2       33426826    8.00000      0.50000  12/1/1999   2619.54     64.91        550000.00 Single Family Residence         Primary
2       33451576    8.00000      0.50000  12/1/1999   2042.51     79.99        348000.00 Single Family Residence         Primary
2       33478751    8.25000      0.75000  12/1/1999   2626.43     76.00        460000.00 Single Family Residence         Primary
2       33480302    7.87500      0.37500  12/1/1999   2537.74     72.92        480000.00 Condominium                     Primary
2       33501909    8.12500      0.62500  12/1/1999   3563.99     87.27        550000.00 Single Family Residence         Primary
2       33518465    8.00000      0.50000  12/1/1999   2054.54     80.00        350000.00 Single Family Residence         Second
2       33684515    8.00000      0.50000  12/1/1999   2008.68     75.00        365000.00 Single Family Residence         Primary
2       7014861061  8.25000      0.75000   1/1/1993   3570.02     85.01        559000.00 Single Family Residence         Primary
2       7015428027  7.95000      0.45000   4/1/1993   2278.48     80.00        390000.00 Single Family Residence         Primary
2       7018320551  7.65000      0.25000   5/1/1996   2944.49     48.82        850000.00 Single Family Residence         Primary
2       7018364310  7.70000      0.25000   5/1/1996   3964.06     80.00        695000.00 Single Family Residence         Primary
2       7018417670  8.75000      1.25000   7/1/1996   3008.35     80.00        478000.00 Single Family Residence         Primary
2       7018419064  7.85000      0.35000   4/1/1996   3327.35     70.77        650000.00 Single Family Residence         Primary
2       7018428669  7.70000      0.25000   5/1/1996   1982.03     79.89        348000.00 Single Family Residence         Primary
2       7018472261  7.85000      0.35000   5/1/1996   1822.81     72.00        350000.00 Single Family Residence         Primary
2       7018646898  8.50000      1.00000  10/1/1996   2681.21     74.99        465000.00 Single Family Residence         Primary
2       7018744990  8.20000      0.70000  12/1/1996   2131.11     75.00        380000.00 Single Family Residence         Primary
2       7018795216  8.50000      1.00000   2/1/1997   2860.36     80.00        465000.00 Single Family Residence         Primary
2       7018800099  8.20000      0.70000  12/1/1996   6647.54     70.00       1270000.00 Single Family Residence         Primary
2       7018916671  7.95000      0.45000   5/1/1997   2239.78     79.99        383408.00 Single Family Residence         Primary
2       7018923156  8.00000      0.50000   4/1/1997   3522.07     80.00        600000.00 Single Family Residence         Primary
2       7018930086  8.00000      0.50000   5/1/1997   1907.79     62.65        415000.00 Single Family Residence         Primary
2       7018937388  7.80000      0.30000   5/1/1997   2552.67     90.00        394000.00 Single Family Residence         Primary
2       7018949615  8.40000      0.90000   7/1/1997   2066.87     89.83        302000.00 Condominium                     Primary
2       7018978275  7.90000      0.40000   6/1/1997   4033.77     50.00       1110000.00 Single Family Residence         Primary
2       7018981840  8.25000      0.75000   6/1/1997   2986.29     75.00        530000.00 Single Family Residence         Primary
2       7019003412  8.10000      0.60000   6/1/1997   1973.36     80.00        333000.00 Single Family Residence         Primary
2       7019039739  8.25000      0.75000   8/1/1997   3299.57     80.00        549000.00 Single Family Residence         Primary
2       33008103    Purpose
2       33015512    Purpose
2       33031881    Cash-Out Refinance
2       33047598    Purpose
2       33094244    Cash-Out Refinance
2       33189689    Rate/Term Refinance
2       33193764    Purpose
2       33426826    Rate/Term Refinance
2       33451576    Purpose
2       33478751    Purpose
2       33480302    Cash-Out Refinance
2       33501909    Purpose
2       33518465    Purpose
2       33684515    Cash-Out Refinance
2       7014861061  Purpose
2       7015428027  Purpose
2       7018320551  Cash-Out Refinance
2       7018364310  Cash-Out Refinance
2       7018417670  Purpose
2       7018419064  Cash-Out Refinance
2       7018428669  Cash-Out Refinance
2       7018472261  Purpose
2       7018646898  Purpose
2       7018744990  Cash-Out Refinance
2       7018795216  Purpose
2       7018800099  Purpose
2       7018916671  Purpose
2       7018923156  Purpose
2       7018930086  Purpose
2       7018937388  Purpose
2       7018949615  Purpose
2       7018978275  Cash-Out Refinance
2       7018981840  Cash-Out Refinance
2       7019003412  Purpose
2       7019039739  Purpose

2       7019088272  2265      HUNTLEY CIR     SAN MARINO             CA      91108          360        332    360000.00    352154.95
2       7019095640  38      POPLAR ST         BERKELEY               CA      94708          360        332    264000.00    258246.86
2       7019102719  1954      PORT LOCKSL     NEWPORT BEACH          CA      92660          360        332    600000.00    586800.40
2       7019122790  121      NADIA CT         PORT JEFFERSON         NY      11777          360        333    288000.00    280333.27
2       7019126692  2429      WORDSWORTH      HOUSTON                TX      77030          360        332    242000.00    237253.04
2       7019135396  9912      SCOTS CIR       CRYSTAL LAKE           IL      60014          360        333    245000.00    239859.66
2       7019163919  983      CORAL DRIVE      PEBBLE BEACH           CA      93953          360        334    909000.00    890900.45
2       7019191506  79055      VIA CARMEL     LA QUINTA              CA      92253          360        335    577500.00    566865.19
2       7019213870  23234W SORRELL CT         VALENCIA               CA      91354          360        335    307400.00    302021.11
2       7019215834  6      GLENGARY RD        CROTON ON HUDSON       NY      10520          360        335    256000.00    251012.73
2       7019223101  224  WILLOW RD            MENLO PARK             CA      94025          360        335    280000.00    275004.66
2       7019224984  34      DEVONSHIRE        WHITE PLAINS           NY      10605          360        335    408000.00    400288.37
2       7019226211  106030N EL CABALLO COUR   DELRAY BEACH           FL      33446          360        335    250000.00    245183.22
2       7019227805  529      STELLAR AVE      PELHAM                 NY      10803          360        335    300000.00    286673.18
2       7019231385  37      RUDDEN AVE        SAN FRANCISCO          CA      94112          360        335    265000.00    260180.17
2       7019234686  5      LITTLE COVE        OLD GREENWICH          CT      06870          360        338    680000.00    668473.86
2       7019240238  311      GREENWICH S      NEW YORK               NY      10013          360        337    400000.00    393352.43
2       7019245070  2540E CALIFORNIA BLVD     SAN MARINO             CA      91108          360        335    286000.00    280489.90
2       7019248165  251      CRANDON BLV      KEY BISCAYNE           FL      33149          360        336    559900.00    549774.50
2       7019255160  2437      MORENO DR       LOS ANGELES            CA      90039          360        337    360000.00    353575.16
2       7019257034  306      LEEWARD CT       SANTA CRUZ             CA      95062          360        336    312000.00    306194.34
2       7019262646  1039      BROADWAY AV     SAN JOSE               CA      95125          360        335    277000.00    271961.99
2       7019263420  1525N CRESCENT HEIGHT     LOS ANGELES            CA      90046          360        336    292000.00    286668.29
2       7019264394  8111  FALMOUTH DR         HUNTINGTON BEACH       CA      92646          360        336    250000.00    245346.91
2       7019273239  18619      AMBLESIDE D    SARATOGA               CA      95070          360        336    350000.00    343609.30
2       7019274435  3848      VISTA LINDA     ENCINO                 CA      91316          360        336    360000.00    353489.53
2       7019276521  311      HOPKINS AVE      HERMOSA BEACH          CA      90254          360        336    293000.00    274819.00
2       7019278683  360      COWDEN RD        HOLLISTER              CA      95023          360        336    254400.00    249665.03
2       7019279491  755  SUNSHINE DR          LOS ALTOS              CA      94024          360        336    450000.00    441780.02
2       7019279574  1827      HUNT DR         BURLINGAME             CA      94010          360        337    325000.00    319493.35
2       7019280499  1014      YORKTOWN DR     SUNNYVALE              CA      94087          360        336    310000.00    304339.77
2       7019296032  266      SYLVAN WAY       REDWOOD CITY           CA      94062          360        337    528000.00    517445.40
2       7019312649  5514W GROVE CT            VISALIA                CA      93291          360        337    339300.00    333325.26
2       7019314835  1308      OCEAN BLVD      MANHATTAN BEACH        CA      90266          360        337    387000.00    380119.56
2       7019321616  77158      IROQUOIS DR    INDIAN WELLS           CA      92210          360        337    297000.00    291770.03
2       7019088272  7.70000      0.25000   9/1/1997   2566.66     48.00        750000.00 Single Family Residence         Primary
2       7019095640  7.70000      0.25000   9/1/1997   1882.22     64.39        410000.00 Single Family Residence         Primary
2       7019102719  7.65000      0.25000   9/1/1997   4257.09     68.57        875000.00 Single Family Residence         Primary
2       7019122790  7.80000      0.30000  10/1/1997   2073.23     80.00        360000.00 Single Family Residence         Primary
2       7019126692  8.25000      0.75000   9/1/1997   1818.07     94.90        255000.00 Single Family Residence         Primary
2       7019135396  7.80000      0.30000  10/1/1997   1763.69     71.43        343000.00 Single Family Residence         Primary
2       7019163919  7.75000      0.25000  11/1/1997   6512.19     69.92       1300000.00 Single Family Residence         Primary
2       7019191506  8.05000      0.55000  12/1/1997   4257.64     75.00        770000.00 Single Family Residence         Second
2       7019213870  8.20000      0.70000  12/1/1997   2298.60     94.88        324000.00 Single Family Residence         Primary
2       7019215834  7.65000      0.25000  12/1/1997   1816.36     79.26        323000.00 Single Family Residence         Primary
2       7019223101  8.10000      0.60000  12/1/1997   2074.10     80.00        350000.00 Single Family Residence         Second
2       7019224984  7.80000      0.30000  12/1/1997   2937.08     80.00        510000.00 Single Family Residence         Primary
2       7019226211  7.70000      0.25000  12/1/1997   1782.41     80.00        312500.00 Single Family Residence         Primary
2       7019227805  7.90000      0.40000  12/1/1997   2180.42     78.95        380000.00 Single Family Residence         Primary
2       7019231385  8.00000      0.50000  12/1/1997   1944.48     94.98        279000.00 Single Family Residence         Primary
2       7019234686  7.65000      0.25000   3/1/1998   4824.70     80.00        850000.00 Single Family Residence         Primary
2       7019240238  8.00000      0.50000   2/1/1998   2935.06     76.19        525000.00 Condominium                     Primary
2       7019245070  7.70000      0.25000  12/1/1997   2039.07     40.28        710000.00 Single Family Residence         Primary
2       7019248165  7.80000      0.30000   1/1/1998   4030.56     69.99        800000.00 Condominium                     Primary
2       7019255160  7.85000      0.35000   2/1/1998   2604.01     75.00        480000.00 Single Family Residence         Primary
2       7019257034  7.70000      0.25000   1/1/1998   2224.44     79.59        392000.00 Single Family Residence         Primary
2       7019262646  8.00000      0.50000  12/1/1997   2032.53     74.06        374000.00 Single Family Residence         Primary
2       7019263420  7.75000      0.25000   1/1/1998   2091.93     63.48        460000.00 Single Family Residence         Primary
2       7019264394  7.65000      0.25000   1/1/1998   1773.79     79.37        315000.00 Single Family Residence         Primary
2       7019273239  7.75000      0.25000   1/1/1998   2507.45     33.33       1050000.00 Single Family Residence         Primary
2       7019274435  7.80000      0.30000   1/1/1998   2591.54     80.00        450000.00 Single Family Residence         Primary
2       7019276521  7.75000      0.25000   1/1/1998   2099.09     68.94        425000.00 Single Family Residence         Primary
2       7019278683  7.65000      0.25000   1/1/1998   1805.01     80.00        318000.00 Single Family Residence         Primary
2       7019279491  7.75000      0.25000   1/1/1998   3223.86     56.25        800000.00 Single Family Residence         Primary
2       7019279574  7.90000      0.40000   2/1/1998   2362.12     59.09        550000.00 Single Family Residence         Primary
2       7019280499  7.75000      0.25000   1/1/1998   2220.88     74.70        415000.00 Single Family Residence         Primary
2       7019296032  7.65000      0.25000   2/1/1998   3746.24     80.00        660000.00 Single Family Residence         Primary
2       7019312649  7.70000      0.25000   2/1/1998   2419.08     73.76        460000.00 Single Family Residence         Primary
2       7019314835  7.65000      0.25000   2/1/1998   2745.83     74.42        520000.00 Condominium                     Primary
2       7019321616  7.70000      0.25000   2/1/1998   2117.50     79.20        375000.00 Single Family Residence         Primary
2       7019088272  Cash-Out Refinance
2       7019095640  Cash-Out Refinance
2       7019102719  Purpose
2       7019122790  Purpose
2       7019126692  Purpose
2       7019135396  Cash-Out Refinance
2       7019163919  Purpose
2       7019191506  Purpose
2       7019213870  Purpose
2       7019215834  Cash-Out Refinance
2       7019223101  Purpose
2       7019224984  CN
2       7019226211  Purpose
2       7019227805  Cash-Out Refinance
2       7019231385  Purpose
2       7019234686  Purpose
2       7019240238  Purpose
2       7019245070  Cash-Out Refinance
2       7019248165  Cash-Out Refinance
2       7019255160  Purpose
2       7019257034  Cash-Out Refinance
2       7019262646  Cash-Out Refinance
2       7019263420  Cash-Out Refinance
2       7019264394  Cash-Out Refinance
2       7019273239  Cash-Out Refinance
2       7019274435  Cash-Out Refinance
2       7019276521  Cash-Out Refinance
2       7019278683  Cash-Out Refinance
2       7019279491  Cash-Out Refinance
2       7019279574  Purpose
2       7019280499  Cash-Out Refinance
2       7019296032  Cash-Out Refinance
2       7019312649  Cash-Out Refinance
2       7019314835  Cash-Out Refinance
2       7019321616  Cash-Out Refinance

2       7019334510  16902  MARINA BAY DR      HUNTINGTON BEACH       CA      92649          360        337    750000.00    736793.35
2       7019385306  18715      GLEN AYRE D    MORGAN HILL            CA      95037          360        339    700000.00    687505.52
2       7019389456  8930      LEAVESLEY R     GILROY                 CA      95020          360        340    839500.00    798377.58
2       7019402119  160      OVERLOOK CL      NEW ROCHELLE           NY      10801          360        343    450000.00    442881.40
2       7019407340  1830      CHURCH AVE      GILROY                 CA      95020          360        339    268000.00    263677.88
2       7019420335  8716      CASA DEL RI     FAIR OAKS              CA      95628          360        340    449200.00    442454.52
2       7019434468  327      ARABIAN RD       PALM BEACH             FL      33480          360        340    487500.00    480250.10
2       7019448948  1235      SPANISH RIV     BOCA RATON             FL      33432          360        340   1150000.00   1132563.21
2       7019478838  1411      ROSALIE DR      SANTA CLARA            CA      95050          360        340    281500.00    277138.14
2       7019481709  1550  VISTA CLARIDAD      SAN DIEGO              CA      92037          360        341    350000.00    345023.32
2       7019481857  2258N INDIAN HILL BLV     CLAREMONT              CA      91711          360        340    280000.00    275713.14
2       7019484521  19215      SUNRIDGE PL    SALINAS                CA      93908          360        340    255600.00    251686.89
2       7019485270  6461      OAKCREST CI     HUNTINGTON BEACH       CA      92648          360        340    520000.00    503328.46
2       7019488688  3209      YARDLEY PL      SIMI VALLEY            CA      93063          360        340    464000.00    456896.35
2       7019492607  11983      DOROTHY ST     LOS ANGELES            CA      90049          360        341    360000.00    354780.96
2       7019492714  7482      WEEPING WIL     SARASOTA               FL      34241          360        342    250000.00    246675.87
2       7019508261  83      FREMONT PL        LOS ANGELES            CA      90005          360        341    699900.00    689851.36
2       7019523096  23753      SONATA DR      MURRIETA               CA      92562          360        342    329000.00    324323.95
2       7019608046  230      VIA GRAZIAN      NEWPORT BEACH          CA      92663          360        342    498700.00    492069.08
2       7019619464  1107      BORANDA AVE     MOUNTAIN VIEW          CA      94040          360        343    405000.00    399780.59
2       7019638548  1175      PARK AVE 6C     NEW YORK               NY      10128          360        344    715000.00    706604.96
2       7019640015  38280      VIA MAJORCA    MURRIETA               CA      92562          360        343    822000.00    811406.73
2       7019910665  1349N BISCAYNE PT DR      MIAMI BEACH            FL      33141          360        349    279000.00    276616.75
2       7019984124  2680NE24TH ST             POMPANO BEACH          FL      33064          360        348    247200.00    244260.44
2       7019988109  55S BRANCIFORTE AVE       SANTA CRUZ             CA      95062          360        349    315000.00    311933.31
2       7019988604  1204      SUSSEX LN       NEWPORT BEACH          CA      92660          360        349    380800.00    377715.88
2       7019999783  1153      CALLE AMAPO     SAN DIMAS              CA      91773          360        349    354000.00    351216.70
2       7020031329  34      HARBOR RD         SOUTHPORT              CT      06490          360        349    415000.00    411671.90
2       7020033317  5919      SPRING VALL     CALABASAS              CA      91302          360        349    877500.00    870259.73
2       7020034349  24      CENTURY LN        PETALUMA               CA      94952          360        349    364000.00    361080.86
2       7020054198  510S GRANT ST             SAN MATEO              CA      94402          360        350    272000.00    269984.04
2       7020064452  105      LA MESA DR       BURLINGAME             CA      94010          360        350    350000.00    347481.72
2       7020065202  4514      CONCHITA WA     TARZANA                CA      91356          360        350    325000.00    322661.60
2       7020071614  20985      PELICAN LOO    BODEGA BAY             CA      94923          360        350    350000.00    347431.33
2       7020081662  333      SURFVIEW DR      PACIFIC PALISADES      CA      90272          360        351    996000.00    989442.67
2       7019334510  7.70000      0.25000   2/1/1998   5347.21     60.00       1250000.00 Single Family Residence         Primary
2       7019385306  7.70000      0.25000   4/1/1998   4990.73     68.63       1020000.00 Single Family Residence         Primary
2       7019389456  7.75000      0.25000   5/1/1998   6014.29     64.58       1300000.00 Single Family Residence         Primary
2       7019402119  7.70000      0.25000   8/1/1998   3208.33     60.00        750000.00 Single Family Residence         Primary
2       7019407340  7.65000      0.25000   4/1/1998   1901.50     76.57        350000.00 Single Family Residence         Primary
2       7019420335  7.75000      0.25000   5/1/1998   3218.13     74.99        599000.00 Single Family Residence         Primary
2       7019434468  7.80000      0.30000   5/1/1998   3509.37     75.00        650000.00 Single Family Residence         Second
2       7019448948  7.70000      0.25000   5/1/1998   8199.05     63.89       1800000.00 Single Family Residence         Primary
2       7019478838  7.65000      0.25000   5/1/1998   1997.29     66.24        425000.00 Single Family Residence         Primary
2       7019481709  7.75000      0.25000   6/1/1998   2507.45     63.06        555000.00 Single Family Residence         Primary
2       7019481857  7.65000      0.25000   5/1/1998   1986.65     77.78        360000.00 Single Family Residence         Primary
2       7019484521  7.65000      0.25000   5/1/1998   1813.52     79.97        319600.00 Single Family Residence         Primary
2       7019485270  7.80000      0.30000   5/1/1998   3743.33     80.00        650000.00 Single Family Residence         Primary
2       7019488688  7.65000      0.25000   5/1/1998   3292.15     80.00        580000.00 Single Family Residence         Primary
2       7019492607  7.65000      0.25000   6/1/1998   2554.26     77.42        465000.00 Single Family Residence         Primary
2       7019492714  7.80000      0.30000   7/1/1998   1799.68     73.53        340000.00 Single Family Residence         Primary
2       7019508261  7.70000      0.25000   6/1/1998   4990.01     69.99       1000000.00 Single Family Residence         Primary
2       7019523096  7.85000      0.35000   7/1/1998   2379.78     91.39        360000.00 Single Family Residence         Primary
2       7019608046  7.80000      0.30000   7/1/1998   3590.00     74.99        665000.00 Single Family Residence         Primary
2       7019619464  7.65000      0.25000   8/1/1998   2873.54     54.00        750000.00 Single Family Residence         Primary
2       7019638548  7.80000      0.30000   9/1/1998   5147.08     23.83       3000000.00 Condominium                     Primary
2       7019640015  7.65000      0.25000   8/1/1998   5832.21     69.90       1176000.00 Single Family Residence         Primary
2       7019910665  7.65000      0.25000   2/1/1999   1979.55     73.61        379000.00 Single Family Residence         Primary
2       7019984124  7.90000      0.40000   1/1/1999   1796.67     80.00        309000.00 Single Family Residence         Primary
2       7019988109  7.70000      0.25000   2/1/1999   2245.83     90.00        350000.00 Condominium                     Primary
2       7019988604  7.70000      0.25000   2/1/1999   2714.96     80.00        476000.00 Single Family Residence         Primary
2       7019999783  7.85000      0.35000   2/1/1999   2560.61     68.74        515000.00 Single Family Residence         Primary
2       7020031329  7.75000      0.25000   2/1/1999   2973.12     66.94        620000.00 Single Family Residence         Primary
2       7020033317  7.65000      0.25000   2/1/1999   6225.99     65.00       1350000.00 Single Family Residence         Primary
2       7020034349  7.75000      0.25000   2/1/1999   2607.75     70.00        520000.00 Single Family Residence         Primary
2       7020054198  7.65000      0.25000   3/1/1999   1929.88     88.60        307000.00 Single Family Residence         Primary
2       7020064452  7.80000      0.30000   3/1/1999   2519.55     40.70        860000.00 Single Family Residence         Primary
2       7020065202  7.80000      0.30000   3/1/1999   2339.58     65.00        500000.00 Single Family Residence         Primary
2       7020071614  7.70000      0.25000   3/1/1999   2495.37     61.40        570000.00 Single Family Residence         Primary
2       7020081662  7.70000      0.25000   4/1/1999   7101.09     56.91       1750000.00 Single Family Residence         Primary
2       7019334510  Cash-Out Refinance
2       7019385306  Cash-Out Refinance
2       7019389456  Cash-Out Refinance
2       7019402119  Cash-Out Refinance
2       7019407340  Cash-Out Refinance
2       7019420335  Purpose
2       7019434468  Purpose
2       7019448948  Cash-Out Refinance
2       7019478838  Cash-Out Refinance
2       7019481709  Cash-Out Refinance
2       7019481857  Cash-Out Refinance
2       7019484521  Purpose
2       7019485270  Cash-Out Refinance
2       7019488688  Cash-Out Refinance
2       7019492607  Purpose
2       7019492714  Cash-Out Refinance
2       7019508261  Cash-Out Refinance
2       7019523096  Cash-Out Refinance
2       7019608046  Purpose
2       7019619464  Cash-Out Refinance
2       7019638548  Cash-Out Refinance
2       7019640015  Purpose
2       7019910665  Purpose
2       7019984124  Purpose
2       7019988109  Purpose
2       7019988604  Purpose
2       7019999783  Cash-Out Refinance
2       7020031329  Cash-Out Refinance
2       7020033317  Cash-Out Refinance
2       7020034349  Purpose
2       7020054198  Cash-Out Refinance
2       7020064452  Cash-Out Refinance
2       7020065202  Cash-Out Refinance
2       7020071614  Cash-Out Refinance
2       7020081662  Cash-Out Refinance

2       7020083676  607      CALLE REAL         SAN CLEMENTE         CA      92673          360        350    275000.00    272961.76
2       7020093907  8196      HANSOM DR         OAKLAND              CA      94605          360        350    266000.00    264047.82
2       7020094681  20921      RAINTREE LN      TRABUCO CANYON       CA      92679          360        350    298000.00    295791.26
2       7020098518  1289N PARTRIDGE PLACE       BOYNTON BEACH        FL      33436          360        351    350000.00    347672.74
2       7020107806  22058      PACIFIC COA      MALIBU               CA      90265          360        351   1740000.00   1728861.13
2       7020123340  3733      WATERFORD L       WALNUT CREEK         CA      94598          360        352    633600.00    629940.55
2       7063529866  4305  HALE RANCH LN         FAIR OAKS            CA      95628          360        271    358000.00    333111.65
2       7063530377  8515  QUAIL OAKS DR         ROSEVILLE            CA      95746          360        272    331500.00    306577.26
2       7063537422  523  MOCKINGBIRD PL         DAVIS                CA      95616          360        285    420000.00    389641.43
2       7063556505  2600  GARDEN HIGHWAY        SACRAMENTO           CA      95833          360        247    270000.00    249892.04
2       7063559236  TORRES  ST 2 NE OF 1ST AVE  CARMEL               CA      93921          360        298    400000.00    350262.39
2       7063563592  6124  CALLE CAMPOSECO       RANCHO SANTA FE      CA      92067          360        311    595000.00    571157.47
2       7253720044  9939  WISH AVE              NORTHRIDGE           CA      91325          360        241    245000.00    223836.11
2       7255016516  3914  DAVANA RD             SHERMAN OAKS         CA      91423          360        292    306000.00    287394.27
2       7256758785  6  VIA JAZMIN               SAN CLEMENTE         CA      92672          360        340    378000.00    372043.90
2       807456769   640  ATLANTIS ESTATE WAY     ATLANTIS            FL      33462          336         97    320000.00    138559.01
2       813950185   5524  INVERRARY CT           DALLAS              TX      75287          360        266    280000.00    257452.41
2       814777397   4125  ALONZO AVE             ENCINO              CA      91316          360        278    463000.00    193081.11
2       815883038   636  WILDCAT CANYON RD       BERKELEY            CA      94708          360        293    377500.00    217298.74
2       816956775   64  HARBOR RD                SAINT JAMES         NY      11780          360        311    310000.00    295596.01
2       817020746   5719    E LONGBOAT BLVD      TAMPA               FL      33615          360        343    341100.00    336788.76
2       817733314   2575  PEACHTREE RD #19A&B    ATLANTA             GA      30305          360        327    345000.00    330797.62
2       817808405   21  FREEMONT ROAD            SLEEPY HOLLOW       NY      10591          360        329    256000.00    249709.45
2       817909302   4253  B SPRUCE WAY           VAIL                CO      81657          360        333    365000.00    357606.10
2       818001869   1987  DORKING AVENUE         CAMBRIA             CA      93428          360        332    268000.00    250489.46
2       818002875   911  CALLE ANGOSTA           THOUSAND OAKS       CA      91360          360        332    386100.00    378153.84
2       818006066   8049  BANYAN STREET          RANCHO CUCAMONGA    CA      91701          360        332    244800.00    239515.75
2       818006561   753  VISTA COTO VERDE        CAMARILLO           CA      93010          360        333    283500.00    277601.41
2       818019960   32  ATWOOD STREET            WELLESLEY           MA      02181          360        327    261250.00    254216.75
2       818053860   50  VINCENT CIRCLE           SOUTH WINDSOR       CT      06074          360        335    254587.00    249843.73
2       818101065   3119  KEMPTOWN CHURCH RD     MONROVIA            MD      21770          360        334    256500.00    251226.84
2       818172363   711  BLAIR AVENUE            PIEDMONT            CA      94611          360        331    406500.00    397363.51
2       818174963   5534  SHARON LANE            SAN JOSE            CA      95124          360        331    330000.00    322941.61
2       818176778   18  TIMBER LANE              RANDOLPH            NJ      07869          360        337    400000.00    392942.82
2       818195000   81S STREET                   BROOKLINE           MA      02146          360        332    264000.00    258232.76
2       7020083676   7.65000      0.25000   3/1/1999   1951.17     71.43        385000.00 Single Family Residence         Primary
2       7020093907   7.70000      0.25000   3/1/1999   1896.48     95.00        280000.00 Single Family Residence         Primary
2       7020094681   7.65000      0.25000   3/1/1999   2114.36     79.89        373000.00 Single Family Residence         Primary
2       7020098518   7.65000      0.25000   4/1/1999   2483.31     73.68        475000.00 Single Family Residence         Second
2       7020107806   7.85000      0.35000   4/1/1999  12586.03     60.00       2900000.00 Single Family Residence         Primary
2       7020123340   7.75000      0.25000   5/1/1999   4539.19     79.20        800000.00 Single Family Residence         Primary
2       7063529866   9.00000      1.50000   8/1/1992   2880.55     76.99        465000.00 Single Family Residence         Primary
2       7063530377   8.37500      0.87500   9/1/1992   2519.64     77.09        430000.00 Single Family Residence         Primary
2       7063537422   7.75000      0.25000  10/1/1993   3008.93     80.00        525000.00 Single Family Residence         Primary
2       7063556505  10.87500      3.37500   8/1/1990   2545.80     38.57        700000.00 Single Family Residence         Primary
2       7063559236   9.00000      1.50000  11/1/1994   3009.75     72.73        550000.00 Single Family Residence         Primary
2       7063563592   7.87500      0.37500  12/1/1995   4314.17     60.10        990000.00 Single Family Residence         Primary
2       7253720044  10.62500      3.12500   2/1/1990   2264.04     73.35        334000.00 Single Family Residence         Primary
2       7255016516   7.67500      0.25000   5/1/1994   2176.39     83.84        365000.00 Single Family Residence         Primary
2       7256758785   7.65000      0.25000   5/1/1998   2681.97     90.00        420000.00 Single Family Residence         Primary
2       807456769    9.50000      2.00000   2/1/1980   2062.03     80.00        400000.00 Single Family Residence         Primary
2       813950185    8.50000      1.00000   3/1/1992   2152.96     77.78        360000.00 Single Family Residence         Primary
2       814777397    8.80000      1.30000   3/1/1993   1629.71     61.73        750000.00 Single Family Residence         Primary
2       815883038    7.90000      0.40000   6/1/1994   1926.53     48.09        785000.00 Single Family Residence         Primary
2       816956775    8.05000      0.55000  12/1/1995   2285.49     68.13        455000.00 Single Family Residence         Primary
2       817020746    7.75000      0.25000   8/1/1998   2443.69     89.18        382500.00 Single Family Residence         Primary
2       817733314    7.90000      0.40000   4/1/1997   2507.48     74.19        465000.00 Condominium                     Primary
2       817808405    7.80000      0.30000   6/1/1997   1842.87     77.58        330000.00 Single Family Residence         Primary
2       817909302    7.87500      0.37500  10/1/1997   2646.51     66.00        553000.00 Single Family Residence         Second
2       818001869    8.00000      0.50000   9/1/1997   1966.49     80.00        335000.00 Single Family Residence         Primary
2       818002875    8.00000      0.50000   9/1/1997   2833.07     90.00        429000.00 Single Family Residence         Primary
2       818006066    7.75000      0.25000   9/1/1997   1753.78     90.00        272000.00 Single Family Residence         Primary
2       818006561    7.75000      0.25000  10/1/1997   2031.03     90.00        315000.00 Single Family Residence         Primary
2       818019960    8.75500      1.25500   4/1/1997   2056.19     94.31        277000.00 Single Family Residence         Primary
2       818053860    7.87500      0.37500  12/1/1997   1845.94     89.96        283000.00 Single Family Residence         Primary
2       818101065    7.65000      0.25000  11/1/1997   1819.91     95.00        270000.00 Single Family Residence         Primary
2       818172363    8.25000      0.75000   8/1/1997   3053.90     60.22        675000.00 Single Family Residence         Primary
2       818174963    8.00000      0.50000   8/1/1997   2421.43     75.00        440000.00 Single Family Residence         Primary
2       818176778    7.69000      0.25000   2/1/1998   2849.09     80.00        500000.00 Single Family Residence         Primary
2       818195000    7.68700      0.25000   9/1/1997   1879.85     80.00        330000.00 Single Family Residence         Primary
2       7020083676  Purpose
2       7020093907  Purpose
2       7020094681  Purpose
2       7020098518  Purpose
2       7020107806  Cash-Out Refinance
2       7020123340  Purpose
2       7063529866  Rate/Term Refinance
2       7063530377  Rate/Term Refinance
2       7063537422  Purpose
2       7063556505  Purpose
2       7063559236  Rate/Term Refinance
2       7063563592  Purpose
2       7253720044  Purpose
2       7255016516  Purpose
2       7256758785  Rate/Term Refinance
2       807456769   CN
2       813950185   Purpose
2       814777397   Rate/Term Refinance
2       815883038   Rate/Term Refinance
2       816956775   Purpose
2       817020746   Purpose
2       817733314   Purpose
2       817808405   Purpose
2       817909302   Rate/Term Refinance
2       818001869   Purpose
2       818002875   Purpose
2       818006066   Rate/Term Refinance
2       818006561   Rate/Term Refinance
2       818019960   Purpose
2       818053860   Purpose
2       818101065   Rate/Term Refinance
2       818172363   Cash-Out Refinance
2       818174963   Cash-Out Refinance
2       818176778   Purpose
2       818195000   Purpose

2       818208720  6  TANGLEWOOD ROAD         SCARSDALE              NY      10583          360        333    302400.00    296125.38
2       818213100  42  BLUESTEM DRIVE         SANTA FE               NM      87501          360        329    450000.00    441246.16
2       818236671  5398  MAPLE RIDGE CT       MINNETONKA             MN      55343          360        332    255000.00    249625.11
2       818252744  63  CATBRIER ROAD          WESTON                 CT      06883          360        332    400000.00    391568.79
2       818253932  205  FILLOW STREET         NORWALK                CT      06850          360        332    302000.00    295634.51
2       818262917  7  IDLE DAY DRIVE          CENTERPORT             NY      11721          360        334    274500.00    269163.37
2       818298945  227  ASH STREET            WESTON                 MA      02193          360        333    531000.00    520243.71
2       818312886  22013  ALTARIDGE DRIVE     TOPANGA                CA      90290          360        331    384000.00    375588.64
2       818316804  28  TIANA PLACE            DIX HILLS              NY      11746          360        334    348750.00    342066.83
2       818336729  846  HOLLENBECK AVE        SUNNYVALE              CA      94087          360        333    282000.00    261983.97
2       818336752  1401  BONITA AVENUE        MOUNTAIN VIEW          CA      94040          360        333    300000.00    293922.98
2       818336828  1650  BRYANT STREET        PALO ALTO              CA      94301          360        332    850000.00    831958.90
2       818349722  1511  PATHFINDER AVE       WESTLAKE VILLAGE       CA      91362          360        333    636000.00    622618.91
2       818351942  550E HIGHLAND DRIVE        CAMARILLO              CA      93010          360        334    283000.00    277498.11
2       818363251  1547NWBENFIELD DRIVE       PORTLAND               OR      97229          360        331    340800.00    333334.87
2       818363848  12820NE238TH COURT         BRUSH PRAIRIE          WA      98606          360        334    416800.00    408500.83
2       818365116  927  GARDENIA DRIVE        DELRAY BEACH           FL      33483          360        334    297000.00    291225.93
2       818376758  900  ALAMEDA STREET        MONTEREY               CA      93940          360        332    343200.00    333832.73
2       818377038  281  SURREY PLACE          LOS ALTOS              CA      94402          360        331    740000.00    723400.93
2       818380420  371E STRAWBERRY DR         MILL VALLEY            CA      94941          360        332    985000.00    921133.53
2       818381881  550  COVE WAY              BENICIA                CA      94510          360        332    528300.00    511976.03
2       818389579  4716  ABERDEEN COURT       NORMAN                 OK      73072          360        332    640000.00    626510.03
2       818418980  10505SWARBORCREST WAY      PORTLAND               OR      97225          360        333    274550.00    268854.22
2       818420184  15222NWTROON WAY           PORTLAND               OR      97229          360        332    300000.00    293374.87
2       818422057  10080SW2ND STREET          PLANTATION             FL      33324          360        332    261250.00    251604.59
2       818423162  21476  BURNSIDE COURT      BOCA RATON             FL      33433          360        332    796000.00    778766.33
2       818425530  1173NE104TH STREET         MIAMI SHORES           FL      33138          360        333    394250.00    386263.68
2       818430035  2424  EVERGREEN ST         SAN DIEGO              CA      92106          360        332    315000.00    308200.44
2       818430613  3440  LAURIE PLACE         STUDIO CITY            CA      91604          360        332    770000.00    753378.95
2       818442220  6  GREENWOOD LANE          GUILFORD               CT      06437          360        334    352000.00    344990.76
2       818447468  7212  BOICE LANE           RIVERSIDE              CA      92506          360        333    483300.00    471148.51
2       818452567  2305  VALDIVIA WAY         BURLINGAME             CA      94010          360        332    448000.00    432886.49
2       818472078  29  WEBB ROAD              WESTPORT               CT      06880          360        340    365000.00    359650.14
2       818482515  6649SEBELMONT STREET       PORTLAND               OR      97215          360        333    242550.00    237518.07
2       818489239  2035  SAN YSIDRO DR        BEVERLY HILLS          CA      90210          360        333    676000.00    661975.74
2       818208720  7.75000      0.25000  10/1/1997   2166.44     80.00        378000.00 Single Family Residence         Primary
2       818213100  8.87500      1.37500   6/1/1997   3580.41     67.16        670000.00 Single Family Residence         Primary
2       818236671  7.87500      0.37500   9/1/1997   1848.93     85.00        300000.00 Single Family Residence         Primary
2       818252744  7.87500      0.37500   9/1/1997   2900.28     52.02        769000.00 Single Family Residence         Primary
2       818253932  7.87500      0.37500   9/1/1997   2189.71     80.00        377500.00 Single Family Residence         Primary
2       818262917  7.87500      0.37500  11/1/1997   1990.32     90.00        305000.00 Single Family Residence         Primary
2       818298945  7.87500      0.37500  10/1/1997   3850.12     79.85        665000.00 Single Family Residence         Primary
2       818312886  7.87500      0.37500   8/1/1997   2784.27     73.14        525000.00 Single Family Residence         Primary
2       818316804  7.95000      0.45000  11/1/1997   2546.86     75.00        465000.00 Single Family Residence         Primary
2       818336729  7.87500      0.37500  10/1/1997   2044.70     68.78        410000.00 Single Family Residence         Primary
2       818336752  7.87500      0.37500  10/1/1997   2175.21     68.97        435000.00 Single Family Residence         Primary
2       818336828  7.87500      0.37500   9/1/1997   6163.10     51.52       1650000.00 Single Family Residence         Primary
2       818349722  7.87500      0.37500  10/1/1997   4611.45     80.00        795000.00 Single Family Residence         Primary
2       818351942  7.87500      0.37500  11/1/1997   2051.95     79.72        355000.00 Single Family Residence         Primary
2       818363251  7.87500      0.37500   8/1/1997   2471.04     79.26        430000.00 Single Family Residence         Primary
2       818363848  7.75000      0.25000  11/1/1997   2986.01     94.73        440000.00 Single Family Residence         Primary
2       818365116  7.87500      0.37500  11/1/1997   2153.46     90.00        330000.00 Single Family Residence         Primary
2       818376758  7.87500      0.37500   9/1/1997   2488.44     80.00        429000.00 Single Family Residence         Primary
2       818377038  7.75000      0.25000   8/1/1997   5301.46     80.00        925000.00 Single Family Residence         Primary
2       818380420  7.75000      0.25000   9/1/1997   7056.67     80.00       1231250.00 Single Family Residence         Primary
2       818381881  7.87500      0.37500   9/1/1997   3830.55     90.00        587000.00 Single Family Residence         Primary
2       818389579  7.87500      0.37500   9/1/1997   4640.45     80.00        800000.00 Single Family Residence         Primary
2       818418980  7.75000      0.25000  10/1/1997   1966.91     94.67        290000.00 Single Family Residence         Primary
2       818420184  7.87500      0.37500   9/1/1997   2175.21     70.59        425000.00 Single Family Residence         Primary
2       818422057  8.00000      0.50000   9/1/1997   1916.97     91.67        285000.00 Single Family Residence         Primary
2       818423162  7.75000      0.25000   9/1/1997   5702.65     79.60       1000000.00 Single Family Residence         Primary
2       818425530  7.87500      0.37500  10/1/1997   2858.59     92.76        425000.00 Single Family Residence         Primary
2       818430035  7.75000      0.25000   9/1/1997   2256.70     66.32        475000.00 Single Family Residence         Primary
2       818430613  7.75000      0.25000   9/1/1997   5516.38     70.00       1100000.00 Single Family Residence         Primary
2       818442220  7.75000      0.25000  11/1/1997   2521.78     80.00        440000.00 Single Family Residence         Primary
2       818447468  7.85900      0.35900  10/1/1997   3498.90     90.00        537000.00 Single Family Residence         Primary
2       818452567  7.75000      0.25000   9/1/1997   3209.53     80.00        560000.00 Single Family Residence         Primary
2       818472078  7.87500      0.37500   5/1/1998   2646.51     73.00        500000.00 Single Family Residence         Primary
2       818482515  7.75000      0.25000  10/1/1997   1737.66     59.59        407000.00 Single Family Residence         Primary
2       818489239  7.75000      0.25000  10/1/1997   4842.95     80.00        845000.00 Single Family Residence         Primary
2       818208720  Purpose
2       818213100  Cash-Out Refinance
2       818236671  Rate/Term Refinance
2       818252744  Purpose
2       818253932  Purpose
2       818262917  Purpose
2       818298945  Purpose
2       818312886  Purpose
2       818316804  Purpose
2       818336729  Rate/Term Refinance
2       818336752  Rate/Term Refinance
2       818336828  Purpose
2       818349722  Purpose
2       818351942  Rate/Term Refinance
2       818363251  Purpose
2       818363848  Purpose
2       818365116  Purpose
2       818376758  Purpose
2       818377038  Purpose
2       818380420  Purpose
2       818381881  Purpose
2       818389579  Rate/Term Refinance
2       818418980  Purpose
2       818420184  Purpose
2       818422057  Purpose
2       818423162  Purpose
2       818425530  Purpose
2       818430035  Rate/Term Refinance
2       818430613  Purpose
2       818442220  Cash-Out Refinance
2       818447468  Purpose
2       818452567  Purpose
2       818472078  Cash-Out Refinance
2       818482515  Cash-Out Refinance
2       818489239  Purpose

2       818489577    885S EL MOLINO AVE         PASADENA               CA      91106        360        333    330000.00    323153.57
2       818490864    6218  LA PINTURA DR        LA JOLLA               CA      92037        360        333    725000.00    707875.11
2       818493991    540S HELBERTA AVENUE       REDONDO BEACH          CA      90277        360        334    824000.00    807980.46
2       818505752    555  SYLVAN DRIVE          WINTER PARK            FL      32789        360        336    535000.00    525231.50
2       818515249    319  HOLIDAY DR            HALLANDALE             FL      33009        360        334    368000.00    360845.61
2       818540593    35680  NILES BLVD          FREMONT                CA      94536        360        337    288000.00    282879.63
2       818567307    2525  OCEAN BLVD #A2       NEWPORT BEACH          CA      92625        360        335    468750.00    459718.95
2       818591158    6  WOODHAVEN DRIVE         LAGUNA NIGUEL          CA      92677        360        336    387000.00    380101.58
2       818607343    1020  ALMERIA AVENUE       CORAL GABLES           FL      33134        360        336    243000.00    238552.78
2       818683336    18  CLIFF ROAD             NANTUCKET              MA      02554        360        340    840000.00    828273.94
2       818685869    8713  WALTON OAKS DR       BLOOMINGTON            MN      55438        360        338    244000.00     86027.47
2       818700775    26  W HAMILTON PL          JERSEY CITY            NJ      07302        360        344    315000.00    311265.20
2       818714099    869  HORATIO BLVD          BUFFALO GROVE          IL      60089        360        338    300000.00    295130.79
2       818774275    7383  ORANGEWOOD 505D      BOCA RATON             FL      33433        360        342    400000.00    394629.49
2       818885972    2444  1ST ST               FORT LEE               NJ      07024        360        343    390000.00    385419.99
2       818897506    838     SURREY HILL CT     GREENWOOD              IN      46142        360        341    288750.00    283626.40
2       818905788    734     NARDIS             VERNON HILLS           IL      60061        360        342    352800.00    271279.90
2       818906554    2208    FOXBORO LN         NAPERVILLE             IL      60564        360        343    250000.00    247063.97
2       818992448    11701   RIVES AVE          DOWNEY                 CA      90241        360        342    433000.00    427326.09
2       819078254    3210  CORNELL AVE          HIGHLAND PARK          TX      75205        360        344    255500.00    252305.18
2       819153735    4417-  19 NORMANDY AVE.    UNIVERSITY PARK        TX      75025        360        344    377180.00    372652.13
2       9149323264   2574  ROSCOMARE RD         LOS ANGELES            CA      90024        360        208    304000.00    258121.58
2       9159433870   7  CRESTA VISTA DR         SAN FRANCISCO          CA      94127        360        312    308000.00    293862.01
2       91594449844  9  SELBY LN                ATHERTON               CA      94027        360        314    300000.00    286221.23
2       91594451486  78  -42ND AVE              SAN FRANCISCO          CA      94121        360        312    255000.00    230394.37
2       91594460471  374  MORTON AVE            LOS ALTOS              CA      94024        360        312    344000.00    304787.85
2       91594468071  3990  LONGRIDGE RD         LOS GATOS              CA      95030        360        313    311200.00    297364.51
2       91594469892  0  SPINNAKER PL            REDWOOD CITY           CA      94065        360        313    268800.00    258522.66
2       91594485976  585  BOSE LN               SAN JOSE               CA      95120        360        315    279000.00    268754.37
2       91594499911  66  BEAVER ST              SAN FRANCISCO          CA      94114        360        315    400000.00    375239.90
2       91594514432  30  SANTA CLARA AVE        REDWOOD CITY           CA      94061        360        316    245250.00    229853.61
2       9159453472   12  STIRLING DR            DANVILLE               CA      94526        360        316    424100.00    410578.03
2       9159454439   13420  MESA DR             GRASS VALLEY           CA      95949        360        315    243000.00    234076.43
2       9159454603   17545  CHESBRO LAKE DR     MORGAN HILL            CA      95037        360        316    365000.00    350620.33
2       9159466334   75243  PEPPERWOOD DR       INDIAN WELLS           CA      92210        360        312    750000.00    710320.12
2       818489577    7.75000      0.25000  10/1/1997   2364.17     75.00        440000.00 Single Family Residence         Primary
2       818490864    7.87500      0.37500  10/1/1997   5256.76     65.91       1100000.00 Single Family Residence         Primary
2       818493991    7.87500      0.37500  11/1/1997   5974.58     80.00       1030000.00 Single Family Residence         Primary
2       818505752    7.75000      0.25000   1/1/1998   3832.81     53.50       1000000.00 Single Family Residence         Primary
2       818515249    7.87500      0.37500  11/1/1997   2668.26     80.00        460000.00 Single Family Residence         Primary
2       818540593    7.65000      0.25000   2/1/1998   2043.41     80.00        360000.00 Single Family Residence         Primary
2       818567307    7.70000      0.25000  12/1/1997   3342.01     75.00        625000.00 Condominium                     Primary
2       818591158    7.87500      0.37500   1/1/1998   2806.02     90.00        430000.00 Single Family Residence         Primary
2       818607343    7.74000      0.25000   1/1/1998   1739.21     90.00        270000.00 Single Family Residence         Primary
2       818683336    8.12500      0.62500   5/1/1998   6236.98     70.00       1200000.00 Single Family Residence         Primary
2       818685869    7.87500      0.37500   3/1/1998    634.06     79.74        306000.00 Single Family Residence         Primary
2       818700775    7.75000      0.25000   9/1/1998   2256.70     75.00        420000.00 2-Family                        Primary
2       818714099    7.87500      0.37500   3/1/1998   2175.21     68.97        435000.00 Single Family Residence         Primary
2       818774275    7.75000      0.25000   7/1/1998   2865.65     75.47        530000.00 Condominium                     Primary
2       818885972    8.12500      0.62500   8/1/1998   2895.74     70.14        556000.00 2-Family                        Primary
2       818897506    7.87500      0.37500   6/1/1998   2093.64     72.19        400000.00 Single Family Residence         Primary
2       818905788    7.75000      0.25000   7/1/1998   2527.51     90.00        392000.00 Single Family Residence         Primary
2       818906554    8.12500      0.62500   8/1/1998   1856.25     65.79        380000.00 Single Family Residence         Primary
2       818992448    7.87500      0.37500   7/1/1998   3139.56     74.66        580000.00 Single Family Residence         Primary
2       819078254    7.75000      0.25000   9/1/1998   1830.44     70.00        365000.00 Single Family Residence         Investor
2       819153735    7.87500      0.37500   9/1/1998   2734.82     75.44        500000.00 Single Family Residence         Investor
2       9149323264   9.50000      2.00000   5/1/1987   2556.20     80.00        380000.00 Single Family Residence         Primary
2       9159433870   8.25000      0.75000   1/1/1996   2313.91     80.00        385000.00 Single Family Residence         Primary
2       91594449844  7.87500      0.37500   3/1/1996   2175.21     27.03       1110000.00 Single Family Residence         Primary
2       91594451486  8.25000      0.75000   1/1/1996   1915.73     74.56        342000.00 Single Family Residence         Primary
2       91594460471  8.62500      1.12500   1/1/1996   2675.60     64.91        530000.00 Single Family Residence         Investor
2       91594468071  8.12500      0.62500   2/1/1996   2310.66     80.00        389000.00 Single Family Residence         Primary
2       91594469892  8.12500      0.62500   2/1/1996   1995.84     80.00        336000.00 Condominium                     Primary
2       91594485976  7.75000      0.25000   4/1/1996   1998.80     77.07        362000.00 Single Family Residence         Primary
2       91594499911  7.75000      0.25000   4/1/1996   2865.65     80.00        500000.00 Single Family Residence         Primary
2       91594514432  7.75000      0.25000   5/1/1996   1757.01     75.00        327000.00 Single Family Residence         Primary
2       9159453472   8.37500      0.87500   5/1/1996   3223.47     70.22        604000.00 Condominium                     Primary
2       9159454439   7.75000      0.25000   4/1/1996   1740.89     71.47        340000.00 Single Family Residence         Primary
2       9159454603   7.75000      0.25000   5/1/1996   2614.91     58.40        625000.00 Single Family Residence         Primary
2       9159466334   8.25000      0.75000   1/1/1996   5634.50     45.45       1650000.00 Condominium                     Primary
2       818489577    Cash-Out Refinance
2       818490864    Cash-Out Refinance
2       818493991    Rate/Term Refinance
2       818505752    Cash-Out Refinance
2       818515249    Purpose
2       818540593    Rate/Term Refinance
2       818567307    Purpose
2       818591158    Rate/Term Refinance
2       818607343    Purpose
2       818683336    Cash-Out Refinance
2       818685869    Purpose
2       818700775    Rate/Term Refinance
2       818714099    Cash-Out Refinance
2       818774275    Rate/Term Refinance
2       818885972    Purpose
2       818897506    Cash-Out Refinance
2       818905788    Purpose
2       818906554    Purpose
2       818992448    Rate/Term Refinance
2       819078254    Cash-Out Refinance
2       819153735    Rate/Term Refinance
2       9149323264   Purpose
2       9159433870   Purpose
2       91594449844  Purpose
2       91594451486  Purpose
2       91594460471  Cash-Out Refinance
2       91594468071  Purpose
2       91594469892  Purpose
2       91594485976  Purpose
2       91594499911  Purpose
2       91594514432  Cash-Out Refinance
2       9159453472   Purpose
2       9159454439   Purpose
2       9159454603   Cash-Out Refinance
2       9159466334   Rate/Term Refinance

2       9159469569   3731  DIAMANTE              SAN CLEMENTE         CA      92673         360        313    240400.00    231494.15
2       9159475889   518  -518 1/2 POINSETTIA    NEWPORT BEACH        CA      92625         360        315    384750.00    355116.56
2       9159479451   12  SARATOGA                DOVE CANYON          CA      92679         360        314    291200.00    278829.83
2       9159498725   1960  JEFFERSON ST          SAN FRANCISCO        CA      94123         360        311    336000.00    177242.92
2       9159514182   1880  CAMINITO DE L MONTAN  GLENDALE             CA      91208         360        311    272000.00    262017.84
2       9159527564   130S 17TH ST                SAN JOSE             CA      95112         360        315    325000.00    313065.18
2       9159538900   801  COUNTRY OAKS LN        ARCADIA              CA      91006         360        313    315000.00    296587.54
2       9159539098   2222  HOLLISTER TERR        GLENDALE             CA      91206         360        312    261600.00    251413.20
2       9159543942   1911  SALEROSO DR           ROWLAND HEIGHT       CA      91748         360        314    360500.00    347528.07
2       9159546440   21442  CELTIC CT            LOS ANGELES          CA      91311         360        315    344000.00    326381.12
2       9159547034   4072  SHOREBREAK DR         HUNTINGTON BEACH     CA      92649         360        315    490000.00    472381.05
2       9159549428   2036W 237TH ST              TORRANCE             CA      90501         360        316    262500.00    253319.37
2       9159558379   2430  UNICORNIO ST          CARLSBAD             CA      92009         360        315    408000.00    393017.52
2       9159575803   3464  WHITEHAVEN DR         WALNUT CREEK         CA      94598         360        318    312200.00    303615.84
2       9159592808   6796  BRET HARTE DR         SAN JOSE             CA      95120         360        318    275000.00    268127.56
2       9159613885   3  SALERNO                  IRVINE               CA      92714         360        319    353500.00    344048.46
2       9159619601   18408  PURDUE DR            SARATOGA             CA      95070         360        327    255450.00    249701.02
2       9159647958   623  ANGUS DR               MILPITAS             CA      95035         360        324    360000.00    344087.59
2       9159703801   7269  IMBACH PL             MOORPARK             CA      93021         360        325    268400.00    257640.20
2       9159719435   3242  CLARITA CT            THOUSAND OAKS        CA      91362         360        325    260500.00    254403.87
2       9159722421   23106  BURNDALE RD          SONOMA               CA      95476         360        324    248000.00    241617.83
2       9159743476   28815  KING ARTHUR CT       RNCH PLS VRD         CA      90275         360        326    320000.00     41790.36
2       9159887984   281285  CHURCH ST           SAN FRANCISCO        CA      94114         360        335    470000.00    462242.41
2       9159888925   1135    REBECCA DR          LIVERMORE            CA      94550         360        334    272300.00    267721.82
2       9159895235   403     MAIN SREET UNIT 303 SAN FRANCISCO        CA      94105         360        337    324000.00    307384.50
2       9159905497   4720    DUNAS LN            LOS ANGELES          CA      91356         360        333    327200.00    321659.32
2       9159929083   16760   OAK VIEW CIR        MORGAN HILL          CA      95037         360        334    265000.00    246896.71
2       9159932210   2109    FALLEN LEAF LN      LOS ALTOS            CA      94024         360        335    432000.00    405467.23
2       9159936062   721     BERRY AVE           LOS ALTOS            CA      94024         360        336    484000.00    475240.10
2       9159943183   218220  18TH AVE            SAN FRANCISCO        CA      94121         360        337    350000.00    344183.31
2       9159943522   1079    SYCAMORE DR         MILLBRAE             CA      94030         360        336    300000.00    294904.38
2       9159971028   656     VILLA CENTRE WAY    SAN JOSE             CA      95128         360        337    279000.00    274689.60
2       9169103356   24028   PARK CASINO         CALABASAS            CA      91302         360        334    557600.00    447574.78
2       9169539237   302     AVENIDA SAN PABLO   SAN CLEMENTE         CA      92672         360        336    256000.00    251545.37
2       9179815551   145     HENRIK IBSEN RD     WOODSIDE             CA      94062         360        339    330000.00    325263.53
2       9159469569   8.00000      0.50000   2/1/1996   1763.98     74.89        321000.00 Condominium                     Primary
2       9159475889   8.00000      0.50000   4/1/1996   2823.16     81.86        470000.00 2-Family                        Primary
2       9159479451   7.87500      0.37500   3/1/1996   2111.41     80.00        364000.00 Condominium                     Primary
2       9159498725   8.12500      0.62500  12/1/1995   1367.81     78.14        430000.00 Condominium                     Primary
2       9159514182   8.37500      0.87500  12/1/1995   2067.40     80.00        340000.00 Condominium                     Primary
2       9159527564   7.75000      0.25000   4/1/1996   2328.35     77.38        420000.00 Single Family Residence         Primary
2       9159538900   8.25000      0.75000   2/1/1996   2366.49     70.00        450000.00 Condominium                     Primary
2       9159539098   8.12500      0.62500   1/1/1996   1942.38     79.27        330000.00 Single Family Residence         Primary
2       9159543942   8.00000      0.50000   3/1/1996   2645.23     72.10        500000.00 Single Family Residence         Primary
2       9159546440   7.87500      0.37500   4/1/1996   2494.24     80.00        430000.00 Single Family Residence         Primary
2       9159547034   7.87500      0.37500   4/1/1996   3552.85     76.56        640000.00 Condominium                     Primary
2       9159549428   7.87500      0.37500   5/1/1996   1903.31     75.00        350000.00 Single Family Residence         Primary
2       9159558379   7.75000      0.25000   4/1/1996   2922.97     80.00        510000.00 Single Family Residence         Primary
2       9159575803   8.87500      1.37500   7/1/1996   2484.01     70.00        446000.00 Single Family Residence         Primary
2       9159592808   9.37500      1.87500   7/1/1996   2287.32     73.33        375000.00 Single Family Residence         Investor
2       9159613885   8.87500      1.37500   8/1/1996   2812.61     79.98        442000.00 Condominium                     Primary
2       9159619601   8.50000      1.00000   4/1/1997   1964.19     65.00        393000.00 Single Family Residence         Primary
2       9159647958   8.37500      0.87500   1/1/1997   2736.27     75.95        474000.00 Single Family Residence         Primary
2       9159703801   8.50000      1.00000   2/1/1997   2063.77     79.88        336000.00 Condominium                     Primary
2       9159719435   8.62500      1.12500   2/1/1997   2026.15     79.91        326000.00 Condominium                     Primary
2       9159722421   8.37500      0.87500   1/1/1997   1884.98     80.00        310000.00 Single Family Residence         Primary
2       9159743476   8.62500      1.12500   3/1/1997    766.20     41.29        775000.00 Single Family Residence         Primary
2       9159887984   8.50000      1.00000  12/1/1997   3613.90     74.60        630000.00 3-Family                        Investor
2       9159888925   8.62500      1.12500  11/1/1997   2117.93     79.85        341000.00 Single Family Residence         Primary
2       9159895235   8.25000      0.75000   2/1/1998   2434.11     80.00        405000.00 Condominium                     Primary
2       9159905497   8.80000      1.30000  10/1/1997   2585.78     82.84        395000.00 Single Family Residence         Primary
2       9159929083   8.37500      0.87500  11/1/1997   2014.20     55.21        480000.00 Condominium                     Primary
2       9159932210   8.25000      0.75000  12/1/1997   3245.48     80.00        540000.00 2-Family                        Primary
2       9159936062   8.00000      0.50000   1/1/1998   3551.43     78.06        620000.00 Single Family Residence         Primary
2       9159943183   8.00000      0.50000   2/1/1998   2568.18     51.47        680000.00 2-Family                        Primary
2       9159943522   8.12500      0.62500   1/1/1998   2227.50     61.22        490000.00 Single Family Residence         Primary
2       9159971028   8.37500      0.87500   2/1/1998   2120.61     79.96        348917.00 Condominium                     Investor
2       9169103356   8.25000      0.75000  11/1/1997   3424.42     79.66        700000.00 Condominium                     Primary
2       9169539237   8.00000      0.50000   1/1/1998   1878.44     80.00        320000.00 Single Family Residence         Primary
2       9179815551   8.25000      0.75000   4/1/1998   2479.18     55.00        600000.00 Single Family Residence         Primary
2       9159469569   Purpose
2       9159475889   Purpose
2       9159479451   Purpose
2       9159498725   Rate/Term Refinance
2       9159514182   Rate/Term Refinance
2       9159527564   Cash-Out Refinance
2       9159538900   Purpose
2       9159539098   Purpose
2       9159543942   Purpose
2       9159546440   Purpose
2       9159547034   Purpose
2       9159549428   Purpose
2       9159558379   Purpose
2       9159575803   Purpose
2       9159592808   Purpose
2       9159613885   Purpose
2       9159619601   Purpose
2       9159647958   Purpose
2       9159703801   Purpose
2       9159719435   Purpose
2       9159722421   Purpose
2       9159743476   Purpose
2       9159887984   Rate/Term Refinance
2       9159888925   Purpose
2       9159895235   Purpose
2       9159905497   Purpose
2       9159929083   Cash-Out Refinance
2       9159932210   Purpose
2       9159936062   Purpose
2       9159943183   Purpose
2       9159943522   Cash-Out Refinance
2       9159971028   Purpose
2       9169103356   Purpose
2       9169539237   Purpose
2       9179815551   Cash-Out Refinance

2       9189834865  302  CONTRA COSTA AVE     VENTURA                CA      93004          360        309    255200.00    245958.01
2       9189878110  651  WOODMONT AVE         BERKELEY               CA      94708          360        313    740000.00    704990.43
2       9189910442  1136  BLACKFIELD WAY      MOUNTAIN VIEW          CA      94040          360        314    243600.00    234631.89
2       9190004540  1579    VISTA DORADA PL   CHINO HILLS            CA      91709          360        337    258300.00    254309.49
2       9190004870  4712    CONCHITA WAY      LOS ANGELES            CA      91356          360        336    306400.00    299114.36
2       9190014101  2944    E MARIQUITA ST    LONG BEACH             CA      90803          360        335    253600.00    247819.30
2       9190023763  68      MADERA AVE        SAN CARLOS             CA      94070          360        339    418500.00    411879.58
2       9190062522  1751    3RD ST            MANHATTAN BEACH        CA      90266          360        339    494000.00    487081.36
2       9190205451  1108    VINCENT ST        REDONDO BEACH          CA      90277          360        340    252000.00    248215.86
2       9199097313  2749N VISTA BLUFF RD      ORANGE                 CA      92667          360        310    276000.00    265777.71
2       9199097859  9552  HENDERSON WAY       VILLA PARK             CA      92667          360        314    300000.00    288502.46
2       9199102113  17314  PARTHENIA ST       LOS ANGELES            CA      91325          360        311    252000.00    242226.62
2       9199111239  711  OSBORNE ST           VISTA                  CA      92084          360        310    261748.00    256196.68
2       9199140337  143  VIA CAMPANA          APTOS                  CA      95003          360        314    390000.00    362583.99
2       9199147258  6297  MELITA RD           SANTA ROSA             CA      95409          360        313    258750.00    249419.75
2       9199148207  3101  CLAY ST             SAN FRANCISCO          CA      94115          360        314    300000.00    288953.87
2       9199149106  2248  DELVIN WAY          SO SAN FRANCISCO       CA      94080          360        311    250000.00    240842.72
2       9199153132  812  MEDITERRANEAN LN     REDWOOD CITY           CA      94065          360        313    244000.00    235201.66
2       9199154254  1  JAMES AVE              ATHERTON               CA      94027          360        314    750000.00    721751.75
2       9199158396  840  BAY ST               SANTA MONICA           CA      90405          360        312    243750.00    221757.28
2       9199167637  34720  CAMINO CAPISTRANO  DANA POINT             CA      92624          360        313    275000.00    261594.69
2       9199168296  17S ALTA MIRA RD          SOUTH LAGUNA           CA      92677          360        313    615000.00    592310.57
2       9199236853  2510  IRVINE COVE CREST   LAGUNA BEACH           CA      92651          360        313    650000.00    625465.58
2       9199237208  31755  AGUACATE RD        SAN JUAN CAPISTRA      CA      92675          360        312    363600.00    350461.58
2       9199239824  1060  SANTIAGO DR         NEWPORT BEACH          CA      92660          360        314    425000.00    408381.32
2       9199253114  1737  CALLE CERRO         SANTA BARBARA          CA      93101          360        320    262250.00    255621.97
2       9199256703  1880  IDLEWOOD RD         GLENDALE               CA      91202          360        311    256000.00    246603.28
2       9199258170  420S VIA MONTANA          BURBANK                CA      91501          360        312    264000.00    240798.57
2       9199285264  415N LAS PALMAS AVE       LOS ANGELES            CA      90004          360        311    461600.00    440100.43
2       9199293169  32532  BOWMAN KNOLL DR    WESTLAKE VILLAGE       CA      91361          360        316    292500.00    282502.45
2       9199300626  25  HAZEL AVE             MILL VALLEY            CA      94941          360        313    320000.00    306402.71
2       9199300741  5308  HIDDEN OAK CT       WATSONVILLE            CA      95076          360        314    264260.00    254751.24
2       9199302176  4545  OPAL CLIFF DR       SANTA CRUZ             CA      95062          360        314    350000.00    337114.46
2       9199316424  128  -130 GULL ST         MANHATTAN BEACH        CA      90266          360        315    346500.00    333776.14
2       9199317703  12  MARTINGALE DR         RNCH PALOS VERDES      CA      90275          360        315    266000.00    249713.56
2       9189834865  8.62500      1.12500  10/1/1995   1984.92     80.00        319000.00 Single Family Residence         Primary
2       9189878110  7.87500      0.37500   2/1/1996   5365.52     59.20       1250000.00 Single Family Residence         Primary
2       9189910442  7.87500      0.37500   3/1/1996   1766.27     79.87        305000.00 Single Family Residence         Primary
2       9190004540  8.37500      0.87500   2/1/1998   1963.27     77.10        335000.00 Single Family Residence         Primary
2       9190004870  8.50000      1.00000   1/1/1998   2355.96     80.00        383000.00 Single Family Residence         Primary
2       9190014101  8.12500      0.62500  12/1/1997   1882.98     79.25        320000.00 Single Family Residence         Primary
2       9190023763  7.75000      0.25000   4/1/1998   2998.19     64.38        650000.00 Single Family Residence         Primary
2       9190062522  8.37500      0.87500   4/1/1998   3754.76     65.00        760000.00 Single Family Residence         Primary
2       9190205451  7.75000      0.25000   5/1/1998   1805.36     80.00        315000.00 Single Family Residence         Investor
2       9199097313  8.37500      0.87500  11/1/1995   2097.80     80.00        345000.00 Condominium                     Primary
2       9199097859  7.75000      0.25000   3/1/1996   2149.24     50.00        600000.00 Single Family Residence         Primary
2       9199102113  8.12500      0.62500  12/1/1995   1871.10     78.75        320000.00 Single Family Residence         Primary
2       9199111239  7.87500      0.37500  11/1/1995   1936.16     79.92        327500.00 Single Family Residence         Primary
2       9199140337  8.25000      0.75000   3/1/1996   2929.94     52.70        740000.00 Condominium                     Investor
2       9199147258  8.12500      0.62500   2/1/1996   1921.22     70.89        365000.00 Single Family Residence         Primary
2       9199148207  7.87500      0.37500   3/1/1996   2175.21     64.52        465000.00 Condominium                     Primary
2       9199149106  8.37500      0.87500  12/1/1995   1900.19     70.42        355000.00 Single Family Residence         Primary
2       9199153132  8.12500      0.62500   2/1/1996   1811.70     77.46        315000.00 Condominium                     Primary
2       9199154254  7.75000      0.25000   3/1/1996   5373.10     75.00       1000000.00 Single Family Residence         Primary
2       9199158396  8.50000      1.00000   1/1/1996   1874.23     65.00        375000.00 Single Family Residence         Investor
2       9199167637  8.12500      0.62500   2/1/1996   2041.87     67.07        410000.00 Single Family Residence         Primary
2       9199168296  8.00000      0.50000   2/1/1996   4512.66     55.91       1100000.00 Condominium                     Primary
2       9199236853  7.87500      0.37500   2/1/1996   4712.96     78.79        825000.00 Condominium                     Primary
2       9199237208  8.25000      0.75000   1/1/1996   2731.61     48.48        750000.00 Single Family Residence         Primary
2       9199239824  7.75000      0.25000   3/1/1996   3044.76     68.00        625000.00 Condominium                     Primary
2       9199253114  9.02000      1.52000   9/1/1996   2113.90     89.97        291500.00 Single Family Residence         Primary
2       9199256703  8.37500      0.87500  12/1/1995   1945.79     80.00        320000.00 Single Family Residence         Primary
2       9199258170  8.12500      0.62500   1/1/1996   1960.20     75.00        352000.00 Condominium                     Primary
2       9199285264  8.00000      0.50000  12/1/1995   3387.06     87.09        530000.00 Single Family Residence         Primary
2       9199293169  8.00000      0.50000   5/1/1996   2146.27     65.00        450000.00 Single Family Residence         Primary
2       9199300626  8.00000      0.50000   2/1/1996   2348.05     59.81        535000.00 Single Family Residence         Primary
2       9199300741  8.00000      0.50000   3/1/1996   1939.05     79.96        330500.00 Condominium                     Primary
2       9199302176  7.87500      0.37500   3/1/1996   2537.75     63.64        550000.00 Single Family Residence         Primary
2       9199316424  7.75000      0.25000   4/1/1996   2482.37     70.00        495000.00 2-Family                        Primary
2       9199317703  7.75000      0.25000   4/1/1996   1905.66     78.24        340000.00 Single Family Residence         Primary
2       9189834865  Purpose
2       9189878110  Rate/Term Refinance
2       9189910442  Purpose
2       9190004540  Purpose
2       9190004870  Purpose
2       9190014101  Purpose
2       9190023763  Cash-Out Refinance
2       9190062522  Cash-Out Refinance
2       9190205451  Purpose
2       9199097313  Purpose
2       9199097859  Cash-Out Refinance
2       9199102113  Purpose
2       9199111239  Purpose
2       9199140337  Purpose
2       9199147258  Purpose
2       9199148207  Purpose
2       9199149106  Purpose
2       9199153132  Purpose
2       9199154254  Rate/Term Refinance
2       9199158396  Cash-Out Refinance
2       9199167637  Cash-Out Refinance
2       9199168296  Rate/Term Refinance
2       9199236853  Rate/Term Refinance
2       9199237208  Cash-Out Refinance
2       9199239824  Purpose
2       9199253114  Purpose
2       9199256703  Purpose
2       9199258170  Purpose
2       9199285264  Purpose
2       9199293169  Cash-Out Refinance
2       9199300626  Purpose
2       9199300741  Purpose
2       9199302176  Rate/Term Refinance
2       9199316424  Cash-Out Refinance
2       9199317703  Purpose

2       9199324139  315  & 317 28TH ST            MANHATTAN BEACH     CA      90266         360        312    460000.00    444498.20
2       9199390510  9376  RAVILLER DR             DOWNEY              CA      90240         360        315    600000.00    577095.12
2       9199425381  10777  WELLWORTH AVE          LOS ANGELES         CA      90024         360        315    334000.00    321735.09
2       9199497802  239  22ND ST                  DEL MAR             CA      92014         360        326    290000.00    283272.89
2       9199604910  435     VISTA TRUCHA          NEWPORT BEACH       CA      92660         360        335    246750.00    241924.34
2       9199837437  43      BRIGHTWOOD CIR        DANVILLE            CA      94506         360        337    350000.00    344183.31
2       9199872962  12      HOPKINS CT            BERKELEY            CA      94706         360        339    288000.00    284064.34
2       9199911422  401     LAUREL/3501 SACRAMEN  SAN FRANCISCO       CA      94118         360        332    396000.00    385447.21
2       9199930364  6423    PURPLE HILLS DR       SAN JOSE            CA      95119         360        333    242250.00    237531.92
2       9199930604  6347    PASO LOS CERRITOS     SAN JOSE            CA      95120         360        333    260000.00    252719.04
2       9199940249  776     S CANYON MIST LN      ANAHEIM             CA      92808         360        333    323400.00    317593.02
2       9199955510  8  LAUREL SQ                  MANHATTAN BEACH     CA      90266         360        331    314650.00    308228.80
2       9199992885  4279    HESSEL RD             SEBASTOPOL          CA      95472         360        335    360000.00    353608.36
2       9199324139  8.62500      1.12500   1/1/1996   3577.84     80.00        575000.00 2-Family                        Investor
2       9199390510  7.75000      0.25000   4/1/1996   4298.48     80.00        750000.00 Single Family Residence         Primary
2       9199425381  7.75000      0.25000   4/1/1996   2392.82     79.52        420000.00 Single Family Residence         Primary
2       9199497802  8.50000      1.00000   3/1/1997   2229.85     61.70        470000.00 Single Family Residence         Primary
2       9199604910  8.00000      0.50000  12/1/1997   1810.57     74.77        330000.00 Condominium                     Primary
2       9199837437  8.00000      0.50000   2/1/1998   2568.18     46.67        750000.00 Single Family Residence         Primary
2       9199872962  8.50000      1.00000   4/1/1998   2214.48     80.00        360000.00 Single Family Residence         Primary
2       9199911422  8.50000      1.00000   9/1/1997   3044.90     74.72        530000.00 2-Family                        Primary
2       9199930364  8.37500      0.87500  10/1/1997   1841.28     75.00        323000.00 Single Family Residence         Primary
2       9199930604  7.75000      0.25000  10/1/1997   1862.68     75.36        345000.00 Single Family Residence         Primary
2       9199940249  8.50000      1.00000  10/1/1997   2486.67     69.85        463000.00 Condominium                     Primary
2       9199955510  8.25000      0.75000   8/1/1997   2363.87     69.92        450000.00 Condominium                     Investor
2       9199992885  8.12500      0.62500  12/1/1997   2673.00     80.00        450000.00 Single Family Residence         Primary
2       9199324139  Purpose
2       9199390510  Rate/Term Refinance
2       9199425381  Purpose
2       9199497802  Cash-Out Refinance
2       9199604910  Purpose
2       9199837437  Unknown
2       9199872962  Cash-Out Refinance
2       9199911422  Purpose
2       9199930364  Purpose
2       9199930604  Purpose
2       9199940249  Purpose
2       9199955510  Purpose
2       9199992885  Purpose

                                   EXHIBIT F-1

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                December __, 1999

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

            Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Washington Mutual Bank, FA. Mortgage-Backed Pass-Through Certificates, Series 1999-WM3

Ladies and Gentlemen:

            In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

            The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        BANK ONE, NATIONAL ASSOCIATION,
                                         as Trustee


                                        By


                                     F-1-1

                                   EXHIBIT F-2

                        FORM OF CERTIFICATION OF TRUSTEE

                                     [date]

Washington Mutual Bank, FA
1201 Third Avenue, 5th Floor
Seattle, Washington 98111

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

            Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3

Ladies and Gentlemen:

            In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01 of the Pooling and Servicing Agreement are in its possession or its agent, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in
Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                        BANK ONE, NATIONAL ASSOCIATION,
                                         as Trustee


                                        By:_____________________________________
                                           Authorized Representative


                                      F-2-1

                                    EXHIBIT G

                           FORM OF REQUEST FOR RELEASE

                                     [date]

To:

            In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of December 1, 1999, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Washington Mutual Bank, FA, as seller and servicer, and you, as Trustee (the "Pooling and Servicing Agreement"), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

___     1.    Mortgage Loan paid in full.
              (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Custodial Account pursuant to the Pooling and Servicing
              Agreement.)

___     2.    Mortgage Loan repurchased.
              (The Servicer hereby certifies that the Purchase Price has been credited to the Custodial Account pursuant to the Pooling and Servicing Agreement.)

___     3.    The Mortgage Loan is being foreclosed.

___     4.    Other.  (Describe)

            The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

            Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                        [SERVICER]


                                        By:_____________________________________
                                           Name:
                                           Title:

                                   EXHIBIT H-1

                     FORM OF INVESTOR REPRESENTATION LETTER

                                     [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

            Re: Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3

Ladies and Gentlemen:

            [_______________________] (the "Purchaser") intends to purchase from [____________________] (the "Seller") the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3 Class B [_] (together, the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1999 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "Company"), Washington Mutual Bank, FA, as seller and servicer, and Bank One, National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

            2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

            3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

            4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the


                                     H-1-1

Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

            5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

            6. The Purchaser

                  (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  (b) is an insurance company, the source of funds to be used by it to purchase the Class B Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                                        Very truly yours,

                                        [Purchaser]


                                        By:_____________________________________
                                           Name:
                                           Title:


                                     H-1-2

                                   EXHIBIT H-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                     [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

            Re: Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3

Ladies and Gentlemen:

            In connection with the sale by [________________________] (the "Seller") to [_______________________] (the "Purchaser") the Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3 Class B [_] (together, the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1999 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "Company"), Washington Mutual Bank, FA., as seller and servicer, and Bank One, National Association, as trustee (the "Trustee"), the Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        [SELLER]


                                        By:_____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT I

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

                ________________________________________________
                ________________________________________________
                ________________________________________________
                ________________________________________________

The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

      1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

      2. The Buyer warrants and represents to, and covenants with, the Seller and the Trustee pursuant to Section 4.02 of the Pooling and Servicing Agreement as follows:

      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Depositor and has received and reviewed a copy of the Private Placement Memorandum with respect to the Certificates.

      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

      3. The Buyer (i) is not an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person (as such term is defined in the Trust Agreement) acting, directly or indirectly, on behalf of any such plan, or using "plan assets" of any such plan to effect its purchase of the Certificate; or (ii) except in the case of a Class R Certificate, is an insurance company, is acquiring the Certificate solely with assets of its general account, and such general account satisfies the conditions to the applicability of the exemptive relief available under Sections I or III of U.S. Department of Labor Prohibited Transaction Class Exemption 95-60.

      4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


___________________________________     ________________________________________
      Print Name of Seller                        Print Name of Buyer


By:________________________________     By:_____________________________________
   Name:                                   Name:
   Title:                                  Title:

___________________________________     ________________________________________
      Taxpayer Identification:          Taxpayer Identification:

No.________________________________     No._____________________________________

Date:______________________________     Date:___________________________________

                                                            ANNEX 1 TO EXHIBIT I

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

      1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

      2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_________________________ / in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      -- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

      -- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      -- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

      -- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

      -- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

      -- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      -- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      -- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

      -- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

      -- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

      -- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

      5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____  ____     Will the Buyer be purchasing the Rule 144A Yes No
Yes    No      Securities only for the Buyer's own account?

      6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

      7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Buyer


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        Date:___________________________________

                                                            ANNEX 2 TO EXHIBIT I

                 QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

      1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

      2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

---- The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
      144A).

---- The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

      5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

      6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Buyer


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        IF AN ADVISER:

                                        ________________________________________
                                        Print Name of Buyer

                                        Date:___________________________________

                                    EXHIBIT J

                FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK        )
                         :  ss.:
COUNTY OF NEW YORK       )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the "Owner") of the Class R[1][2] Certificates (the "Class R Certificates")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

            2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization". (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any electing large partnership under Section 775 of the Code or any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

            3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code;
(ii) that such tax would be on the transferor (or, with respect to electing large partnerships, on such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person (other than with transfers with respect to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

            4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. That the Owner is aware that the Trustee will not register the Transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

            8. That the Owner's Taxpayer Identification Number is _____________.

            9. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

            10. That no purpose of the Owner relating to the purchase of the Class R Certificate by the Owner is or will be to impede the assessment or collection of tax.

            11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

            12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

            13. The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

            14. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

            15, The Owner is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of .

                                        [NAME OF OWNER]


                                        By:_____________________________________
                                           [Name of Officer]
                                           [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this ______ day of __________.


                                        ________________________________________
                                        NOTARY PUBLIC

                                        COUNTY OF _______________
                                        STATE OF _______________

                                        My Commission expires the ____ day of
                                        _________ , 19__.

                                    EXHIBIT K

                          FORM OF TRANSFER CERTIFICATE

                                     [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois 60670-0126

            Re: Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates, Series 1999-WM3, Class R[1][2] (the "Certificates")

Ladies and Gentlemen:

            This letter is delivered to you in connection with the sale by [______________] (the "Seller") to [____________________] (the "Purchaser") of a
% Percentage Interest in the above referenced Certificates, pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1999 among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor"), Bank One, National Association, as trustee (the "Trustee") and Washington Mutual Bank, FA, as seller and servicer. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

            1. No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

            2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

            3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

            4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

            5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

            6. The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and
(ii) intends to pay taxes associated with its holding of the Certificate as they become due.

                                        Very truly yours,

                                        [SELLER]


                                        By:_____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT L
                                 FORM OF ALLONGE

                                     ALLONGE

      PAY THE NOTE AFFIXED TO THIS ALLONGE TO THE ORDER OF
________________________________________________________, WITHOUT RECOURSE.

                                        WASHINGTON MUTUAL BANK, FA


                                        ________________________________________
                                                       [Signature]
                                        Name:  _________________________________
                                        Title: _________________________________

                                     ANNEX Y

      Class Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the principal balances of the Class Y-1 and Class Y-2 Interests respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

P(IB)  =    the Group 1 Subordinate Amount after the allocation of Realized
            Losses and distributions of principal on such Distribution Date.

P(IIB) = the Group 2 Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R      =     the Class DB Pass Through Rate =
             (7.0%P(IB) + 7.5%P(IIB))/(P(IB) + P(IIB))

Y(1)   =    the principal balance of the Class Y-1 Interests after distributions on the prior Distribution Date.

Y(2)   =    the principal balance of the Class Y-2 Interests after distributions on the prior Distribution Date.

[Delta]Y(1) =     the Class Y-1 Principal Reduction Amount.

[Delta]Y(2) =     the Class Y-2 Principal Reduction Amount.

Z(1)   =    the principal balance of the Class Z-1 Interests after distributions on the prior Distribution Date.

Z(2)  =     the principal balance of the Class Z-2 Interests after distributions on the prior Distribution Date.

[Delta]Z(1) =     the Class Z-1 Principal Reduction Amount.

[Delta]Z(2) =     the Class Z-2 Principal Reduction Amount.

P(1)   =    the aggregate principal balance of the Class Y-1 and Class Z-1
            Interests after distributions on the prior Distribution Date, which is equal to the aggregate Group 1 principal balance reduced by the Group 1 Class P principal balance, if any.

P(2)   =    the aggregate principal balance of the Class Y-2 and Class Z-2
            Interests after distributions on the prior Distribution Date, which is equal to the aggregate Group 2 principal balance reduced by the Group 2 Class P principal balance, if any.

[Delta]P(1) =     the aggregate principal reduction resulting on such
                  Distribution Date on the Group 1 Mortgage Loans as a result of principal distributions to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any Group 1 Class P
                  Interests, which is equal to the aggregate of the Class Y-1 and Class Z-1 Principal Reduction Amounts.

[Delta]P(2) =     the aggregate principal reduction resulting on such
                  Distribution Date on the Group 2 Mortgage Loans as a result of principal distributions to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any Group 2


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

                  Class P Interests, which is equal to the aggregate of the Class Y-2 and Class Z-2 Principal Reduction Amounts.

[Alpha] =    .0005

[Gamma](1) =      (R - 7.0%)/(7.5% - R). [gamma](1) is a non-negative number unless its denominator is zero, in which event it is undefined.

If [Gamma](1) is zero, [Delta]Y(2 )= Y(2) and [Delta]Y(1) =
(Y(1)/P(1))[Delta]P(1).

If [Gamma](1) is undefined, [Delta]Y(1) = Y(1), [Delta]Y(2) =
(Y(2)/P(2))[Delta]P(2).

In the remaining situations, [Delta]Y(2) and [Delta]Y(1) shall be defined as follows:

1.    If Y(2) - [Alpha](P(2) - [Delta]P(2)) => 0, Y(1)- [Alpha](P(1) -
      [Delta]P(1)) => 0, and [Gamma](1)(P(1) - [Delta]P(1)) < (P(2) -
      [Delta]P(2)), [Delta]Y(2) = Y(2) - [Alpha][Gamma](1)(P(1) - [Delta]P(1))
      and [Delta]Y(1) = Y(1) - [Alpha](P(1) - [Delta]P(1)).

2.    If Y(2) - [Alpha](P(2) - [Delta]P(2)) => 0, Y(1) - [Alpha](P(1) -
      [Delta]P(1)) => 0, and [Gamma](1)(P(1) - [Delta]P(1)) => (P(2) -
      [Delta]P(2)), [Delta]Y(2) = Y(2) - [Alpha](P(2) - [Delta]P(2)) and
      [Delta]Y(1) = Y(1) - ([Alpha]/[Gamma](1))(P(2) - [Delta]P(2)).

3.    If Y(2) - [Alpha](P(2) - [Delta]P(2)) < 0, Y(1) - [Alpha](P(1) -
      [Delta]P(1)) => 0, and Y(1) - [Alpha](P(1) - [Delta]P(1)) => Y(1) -
      (Y(2)/[Gamma](1)), [Delta]Y(2) = Y(2) - [Alpha][Gamma](1)(P(1) -
      [Delta]P(1)) and [Delta]Y(1) = Y(1) - [Alpha](P(1) - [Delta]P(1)).

4.    If Y(2) - [Alpha](P(2) - [Delta]P(2)) < 0, Y(1) - (Y(2)/[Gamma](1)) => 0,
      and Y(1) - [Alpha](P(1) - [Delta]P(1)) <= Y(1) - (Y(2)/[Gamma](1)),
      [Delta]Y(2) = 0 and [Delta]Y(1) = Y(1) - (Y(2)/[Gamma](1)).

5.    If Y(1) - [Alpha](P(1) - [Delta]P(1)) < 0, Y(1) - (Y(2)/[Gamma](1)) < 0,
      and Y(2) - [Alpha](P(2) - [Delta]P(2)) <= Y(2) - ([Gamma](1)Y(1)),
      [Delta]Y(2) = Y(2) - ([Gamma](1)Y(1)) and [Delta]Y(1) = 0.

6.    If Y(1) - [Alpha](P(1) - [Delta]P(1)) < 0, Y(2) - [Alpha](P(2) -
      [Delta]P(2)) => 0, and Y(2) - [Alpha](P(2) - [Delta]P(2)) => Y(2) -
      ([Gamma](1)Y(1)), [Delta]Y(2) = Y(2) - [Alpha](P(2) - [Delta]P(2)) and
      [Delta]Y(1) = Y(1) - ([Alpha]/[Gamma](1))(P(2) - [Delta]P(2)).

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

      1. Making the ratio of Y(2) to Y(1) equal to [Gamma](1) after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class Y-1, Class Y-2, Class Z-1 and Class Z-2 Interests is greater than or equal to zero for such Distribution Date;

      2. Making the Class Y-1 Principal Balance less than or equal to 0.0005 of the sum of the Class Y-1 and Class Z-1 Principal Balances and the Class Y-2 Principal Balance less than or equal to 0.0005 of the sum of the Class Y-2 and Class Z-2 Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

      3. Making the larger of (a) the fraction whose numerator is Y(2) and whose denominator is the sum of Y(2) and Z(2) and (b) the fraction whose numerator is Y(1) and whose denominator is the sum of Y(1), and Z(1) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P Interests and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P Interests and (ii) in respect of interest on the related Class Y and Class Z Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

Method of calculating initial balance of the Class Y and Class Z Interests:

            To calculate the initial balances for the Class Y-1, Class Y-2, Class Z-1 and Class Z-2 Interests, first calculate the Group 1 and Group 2 Subordinate Amounts as of the Cut Off Date. Then calculate R according to the definition above. Calculate (gamma)(1) according to the definition above. Calculate P(1) and P(2) as the Group 1 Initial Balance reduced by the Class P1 Initial Balance and the Class R-1 Initial Balance (if applicable) and the Group 2 Initial Balance reduced by the Class P2 Initial Balance and the Class R-1 Initial Balance (if applicable), respectively.

                  If 0.0005 [gamma](1) P(1) <= 0.0005 P(2), Y(1) = 0.0005 P(1)
                  and Y(2) = 0.0005 [gamma](1) P(1) .

                  If 0.0005 [gamma](1) P(1) > 0.0005 P(2), Y(2) = 0.0005 P(2),
                  Y(1) = 0.0005 P(2) /[gamma](1) .

Then Z(1) = P(1) - Y(1) and Z(2) = P(2) - Y(2).

            4


                                      Y-3